UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust – Schwab U.S. Equity ETFs, Schwab International Equity ETFs and Schwab High Yield Bond ETF

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Omar Aguilar

Schwab Strategic Trust – Schwab U.S. Equity ETFs, Schwab International Equity ETFs and Schwab High Yield Bond ETF

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Item 1: Report(s) to Shareholders.

Annual Report | August 31, 2023
Schwab International Equity ETFs

Schwab International Dividend Equity ETF	SCHY
Schwab International Equity ETF	SCHF
Schwab International Small-Cap Equity ETF	SCHC
Schwab Emerging Markets Equity ETF	SCHE

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co, Inc.
Schwab International Equity ETFs | Annual Report1

Schwab International Equity ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended August 31, 2023
Schwab International Dividend Equity ETF (Ticker Symbol: SCHY)
Market Price Return[1]	13.83%
NAV Return[1]	13.31%
Dow Jones International Dividend 100 Index (Net)[2]	13.33%
ETF Category: Morningstar Foreign Large Value[3]	18.50%
Performance Details	pages 6-8

Schwab International Equity ETF (Ticker Symbol: SCHF)
Market Price Return[1]	16.75%
NAV Return[1]	16.12% [4]
FTSE Developed ex US Index (Net)[2]	15.87%
ETF Category: Morningstar Foreign Large Blend[3]	15.63%
Performance Details	pages 9-11

Schwab International Small-Cap Equity ETF (Ticker Symbol: SCHC)
Market Price Return[1]	10.67%
NAV Return[1]	9.87%
FTSE Developed Small Cap ex US Liquid Index (Net)[2]	9.69%
ETF Category: Morningstar Foreign Small/Mid Blend[3]	11.92%
Performance Details	pages 12-14

Schwab Emerging Markets Equity ETF (Ticker Symbol: SCHE)
Market Price Return[1]	1.28%
NAV Return[1]	0.61%
FTSE Emerging Index (Net)[2]	0.86%
ETF Category: Morningstar Diversified Emerging Markets[3]	4.91%
Performance Details	pages 15-17
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones International Dividend 100 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab International Dividend Equity ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, and Schwab Emerging Markets Equity ETF under license. The Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, and Schwab Emerging Markets Equity ETF are not sponsored, endorsed, sold or promoted by FTSE nor LSEG and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the funds. Fees payable under the license are paid by the investment adviser.
1
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
2
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
4
Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
2Schwab International Equity ETFs | Annual Report

Schwab International Equity ETFs
The Investment Environment

For the 12-month reporting period ended August 31, 2023, global stocks generally rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. After hitting a 20-year high in late September, the U.S. dollar, as measured against a basket of international currencies, weakened over the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms. For the reporting period, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 17.92%, while the MSCI Emerging Markets Index (Net)* returned 1.25%. For comparison, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 15.94% for the same period.
Economies around the world grew out of sync as they wrestled with record levels of government debt, rising geopolitical tensions, and weak productivity gains that stifled economic growth. Certain economies demonstrated resilience as the reporting period progressed. U.S. gross domestic product (GDP) growth was positive for the third and fourth quarters of 2022 and the first and second quarters of 2023. The unemployment rate remained low throughout the period despite inflationary pressures and an unexpected jump in August largely as a result of an increase in the labor force participation rate (the proportion of working-age Americans who have a job or are looking for one). Oil prices, although volatile over the period, ended the reporting period roughly where they began it. Eurozone GDP expanded slightly in the third quarter of 2022, contracted slightly in the fourth quarter of 2022, was flat for the first quarter of 2023, and expanded slightly for the second quarter of 2023, bolstered by a moderation in inflationary pressures. GDP in the United Kingdom contracted slightly in the third quarter of 2022 but expanded slightly in the fourth quarter of 2022 and the first and second quarters of 2023, with household consumption expenditures and manufacturing output being the key growth drivers. In Japan, following GDP contraction in the third quarter of 2022 and flat GDP growth in the fourth quarter of 2022, GDP rose for the first two quarters of 2023 at an accelerating pace, primarily on rebounding exports. Among emerging markets, China’s GDP grew for the third and fourth quarters of 2022 and the first and second quarters of 2023, though the growth rate fell short of estimates due to declining exports and
Asset Class Performance Comparison % returns during the 12 months ended August 31, 2023

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab International Equity ETFs | Annual Report3

Schwab International Equity ETFs
The Investment Environment (continued)

geopolitical factors affecting foreign demand. India’s GDP also grew for the third and fourth quarters of 2022 and the first and second quarter of 2023, driven primarily by robust performance of the services sector along with strong consumer demand and increased government spending.
In its efforts to lower inflation, the Fed raised interest rates seven times over the reporting period, with the federal funds rate ending in a range of 5.25% to 5.50%. However, the likelihood of further increases began to temper, as evidenced by the Fed’s pause on rate hikes at its June meeting before a 0.25% increase in July supported by consumer spending and a tight labor market. The Fed’s efforts to reduce the assets held on its balance sheet were effective over the reporting period, though its balance sheet spiked in early March when the Fed supported banks after the failure of three U.S. regional banks. Central banks outside the United States also battled with persistently high inflation. The European Central Bank raised its interest rates seven times during the reporting period, matching its previous high in 2000. The Bank of England raised its rate eight times during the reporting period, bringing borrowing costs to a 15-year high. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, despite inflationary pressures. Central banks in India, Indonesia, Mexico, Pakistan, and Russia all raised their rates multiple times over the reporting period. In contrast, Brazil cut its key rate once and China cut its interest rate twice during the reporting period.
4Schwab International Equity ETFs | Annual Report

Schwab International Equity ETFs
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset
Management, is responsible for overseeing the investment process and portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs, and Schwab Personalized Indexing™ separately managed accounts. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays
Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies.
Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

David Rios, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the funds. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust
(subsequently acquired by State Street Corporation).

Schwab International Equity ETFs | Annual Report5

Schwab International Dividend Equity ETF as of August 31, 2023

The Schwab International Dividend Equity ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of an index composed of high dividend yielding stocks issued by companies outside of the United States. To purse its goal, the fund generally invests in stocks that are included in the Dow Jones International Dividend 100 Index. The 100-component index is derived from constituents of the Dow Jones Global ex-U.S. Large-Cap Index and Dow Jones Global ex-U.S. Mid-Cap Index (excluding real estate investment trusts (REITs)). It is modified market capitalization weighted. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. For the 12-month reporting period ended August 31, 2023, global stocks generally rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. After hitting a 20-year high in late September, the U.S. dollar, as measured against a basket of international currencies, weakened over the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms.
Performance. During the 12-month reporting period ended August 31, 2023, the fund generally tracked the index. The fund’s market price return was 13.83% and its NAV return was 13.31% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 13.33%1 during the same period.
Contributors and Detractors. Stocks from Germany contributed the most to the total return of the fund. German stocks represented an average weight of approximately 9% of the fund’s investments and returned approximately 41% in U.S. dollar terms for the reporting period. One example from this market is E.ON SE, one of Europe’s largest operators of energy networks and energy infrastructure. The fund’s holdings of E.ON SE represented an average weight of approximately 3% of the fund’s investments and returned approximately 51% in U.S. dollar terms for the reporting period.
Stocks from the United Kingdom also contributed to the total return of the fund, representing an average weight of approximately 19% of the fund’s investments and returning approximately 13% in U.S. dollar terms for the reporting period.
Stocks from China detracted the most from the total return of the fund. Chinese stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately -3% in U.S. dollar terms for the reporting period. One example from this market is China Construction Bank Corp., which provides banking services. The fund’s Class H holdings of China Construction Bank Corp. represented an average weight of approximately 2% of the fund’s investments and returned approximately -5% in U.S. dollar terms for the reporting period.
Stocks from Saudi Arabia also detracted from the total return of the fund, representing an average weight of approximately 2% of the fund’s investments and returning approximately -6% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
6Schwab International Equity ETFs | Annual Report

Schwab International Dividend Equity ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (April 29, 2021 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab International Dividend Equity ETF (4/29/21)
Market Price Return[2]	13.83%	0.47%
NAV Return[2]	13.31%	0.53%
Dow Jones International Dividend 100 Index (Net)[3]	13.33%	0.56%
ETF Category: Morningstar Foreign Large Value[4]	18.50%	N/A
Fund Expense Ratio[5]: 0.14%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
The fund may underperform other funds that do not limit their investment to dividend paying stocks. Stocks held by the fund may reduce or stop paying dividends, affecting the fund’s ability to generate income. Diversification strategies do not ensure a profit and do not protect against losses in declining markets.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones International Dividend 100 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab International Dividend Equity ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*
Inception (4/29/21) represents the date that the shares began trading in the secondary market.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
4
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
5
As stated in the prospectus.
Schwab International Equity ETFs | Annual Report7

Schwab International Dividend Equity ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	103
Weighted Average Market Cap (millions)	$60,932
Price/Earnings Ratio (P/E)	11.7
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	40% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets4

Country Weightings % of Investments5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
3
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
4
This list is not a recommendation of any security by the investment adviser.
5
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
8Schwab International Equity ETFs | Annual Report

Schwab International Equity ETF as of August 31, 2023

The Schwab International Equity ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Developed ex US Index (the index). The index is comprised of large- and mid-capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the large- and mid-capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. For the 12-month reporting period ended August 31, 2023, global stocks generally rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. After hitting a 20-year high in late September, the U.S. dollar, as measured against a basket of international currencies, weakened over the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms.
Performance. During the 12-month reporting period ended August 31, 2023, the fund generally tracked the index. The fund’s market price return was 16.75% and its NAV return was 16.12%1 (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 15.87%2 during the same period.
Contributors and Detractors. Stocks from France contributed the most to the total return of the fund. French stocks represented an average weight of approximately 10% of the fund’s investments and returned approximately 31% in U.S. dollar terms for the reporting period. One example from this market is LVMH Moet Hennessy Louis Vuitton SE, a diversified luxury goods group. The fund’s holdings of LVMH Moet Hennessy Louis Vuitton SE represented an average weight of approximately 1% of the fund’s investments and returned approximately 32% in U.S. dollar terms for the reporting period.
Stocks from Japan also contributed to the total return of the fund, representing an average weight of approximately 21% of the fund’s investments and returning approximately 16% in U.S. dollar terms for the reporting period.
Stocks from Hong Kong detracted the most from the total return of the fund. Stocks from Hong Kong represented an average weight of approximately 3% of the fund’s investments and returned approximately -6% in U.S. dollar terms for the reporting period. One example from this market is AIA Group Ltd., an insurance company. The fund’s holdings of AIA Group Ltd. represented an average weight of less than 1% of the fund’s investments and returned approximately -4% in U.S. dollar terms for the reporting period.
Stocks from Israel also detracted from the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -19% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
1
Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
2
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab International Equity ETFs | Annual Report9

Schwab International Equity ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (August 31, 2013 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Equity ETF (11/3/09)
Market Price Return[2]	16.75%	4.31%	5.06%
NAV Return[2]	16.12% [3]	4.32%	5.07%
FTSE Developed ex US Index (Net)[4]	15.87%	4.17%	4.96%
ETF Category: Morningstar Foreign Large Blend[5]	15.63%	3.62%	4.67%
Fund Expense Ratio[6]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab International Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
4
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
5
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
6
As stated in the prospectus.
10Schwab International Equity ETFs | Annual Report

Schwab International Equity ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	1,546
Weighted Average Market Cap (millions)	$79,415
Price/Earnings Ratio (P/E)	12.8
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	6% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets4

Country Weightings % of Investments5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
3
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
4
This list is not a recommendation of any security by the investment adviser.
5
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
Schwab International Equity ETFs | Annual Report11

Schwab International Small-Cap Equity ETF as of August 31, 2023

The Schwab International Small-Cap Equity ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Developed Small Cap ex US Liquid Index (the index). The index is comprised of small-capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the small-capitalization universe as approximately the bottom 10% of the eligible universe with a minimum free float capitalization of $150 million. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. For the 12-month reporting period ended August 31, 2023, global stocks generally rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. After hitting a 20-year high in late September, the U.S. dollar, as measured against a basket of international currencies, weakened over the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms.
Performance. During the 12-month reporting period ended August 31, 2023, the fund generally tracked the index. The fund’s market price return was 10.67% and its NAV return was 9.87% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 9.69%1 during the same period.
Contributors and Detractors. Stocks from Japan contributed the most to the total return of the fund. Japanese stocks represented an average weight of 18% of the fund’s investments and returned approximately 14% in U.S. dollar terms for the reporting period. One example from this market is Macnica Holdings, Inc., which imports, exports, and distributes electronic components such as semiconductor devices and integrated circuits. The fund’s holdings of Macnica Holdings, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 126% in U.S. dollar terms for the reporting period.
Stocks from Canada also contributed to the total return of the fund, representing an average weight of approximately 22% of the fund’s investments and returning approximately 9% in U.S. dollar terms for the reporting period.
Stocks from Australia detracted the most from the total return of the fund. Australian stocks represented an average weight of approximately 7% of the fund’s investments and returned approximately -6% in U.S. dollar terms for the reporting period. One example from this market is Core Lithium Ltd., which operates as a mineral exploration company. The fund’s holdings of Core Lithium Ltd. represented an average weight of less than 1% of the fund’s investments and returned approximately -73% in U.S. dollar terms for the reporting period.
Stocks from Hong Kong also detracted from the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -19% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
12Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (August 31, 2013 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Small-Cap Equity ETF (1/14/10)
Market Price Return[2]	10.67%	1.50%	4.27%
NAV Return[2]	9.87%	1.49%	4.35%
FTSE Developed Small Cap ex US Liquid Index (Net)[3]	9.69%	1.35%	4.28%
ETF Category: Morningstar Foreign Small/Mid Blend[4]	11.92%	2.09%	5.21%
Fund Expense Ratio[5]: 0.11%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab International Small-Cap Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
4
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
5
As stated in the prospectus.
Schwab International Equity ETFs | Annual Report13

Schwab International Small-Cap Equity ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	2,162
Weighted Average Market Cap (millions)	$3,216
Price/Earnings Ratio (P/E)	13.4
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	15% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets4

Country Weightings % of Investments5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
3
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
4
This list is not a recommendation of any security by the investment adviser.
5
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
14Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF as of August 31, 2023

The Schwab Emerging Markets Equity ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Emerging Index (the index). The index is comprised of large- and mid-capitalization companies in emerging market countries, as defined by the index provider. The index defines the large- and mid-capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. For the 12-month reporting period ended August 31, 2023, global stocks generally rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. After hitting a 20-year high in late September, the U.S. dollar, as measured against a basket of international currencies, weakened over the reporting period, generally increasing the returns on overseas investments in U.S. dollar terms.
Performance. During the 12-month reporting period ended August 31, 2023, the fund generally tracked the index. The fund’s market price return was 1.28% and its NAV return was 0.61% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 0.86%1 during the same period.
Contributors and Detractors. Stocks from Mexico contributed the most to the total return of the fund. Mexican stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately 44% in U.S. dollar terms for the reporting period. One example from this market is Grupo Financiero Banorte S.A.B. de C.V., a financial institution that offers banking services, premium banking, wholesale banking, leasing and factoring, warehousing, insurance, pensions and retirement savings. The fund’s Class O holdings of Grupo Financiero Banorte S.A.B. de C.V. represented an average weight of less than 1% of the fund’s investments and returned approximately 59% in U.S. dollar terms for the reporting period.
Stocks from Taiwan also contributed to the total return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately 7% in U.S. dollar terms for the reporting period.
Stocks from China detracted the most from the total return of the fund. Chinese stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately -8% in U.S. dollar terms for the reporting period. One example from this market is Meituan, a web-based shopping platform for locally found consumer products and retail services. The fund’s Class B holdings of Meituan represented an average weight of approximately 1% of the fund’s investments and returned approximately -32% in U.S. dollar terms for the reporting period.
Stocks from Saudi Arabia also detracted from the total return of the fund, representing an average weight of approximately 5% of the fund’s investments and returning approximately -7% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab International Equity ETFs | Annual Report15

Schwab Emerging Markets Equity ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (August 31, 2013 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Emerging Markets Equity ETF (1/14/10)
Market Price Return[2]	1.28%	1.82%	3.54%
NAV Return[2]	0.61%	1.87%	3.45%
FTSE Emerging Index (Net)[3]	0.86%	2.04%	3.60%
ETF Category: Morningstar Diversified Emerging Markets[4]	4.91%	1.75%	3.01%
Fund Expense Ratio[5]: 0.11%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab Emerging Markets Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
4
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
5
As stated in the prospectus.
16Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	1821
Weighted Average Market Cap (millions)	$94,428
Price/Earnings Ratio (P/E)	12.4
Price/Book Ratio (P/B)	1.7
Portfolio Turnover Rate	13% [2]
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets4

Country Weightings % of Investments5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
3
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
4
This list is not a recommendation of any security by the investment adviser.
5
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
Schwab International Equity ETFs | Annual Report17

Schwab International Equity ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2023 and held through August 31, 2023.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 3/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 8/31/23	EXPENSES PAID DURING PERIOD 3/1/23-8/31/23 [2]
Schwab International Dividend Equity ETF
Actual Return	0.14%	$1,000.00	$1,043.40	$0.72
Hypothetical 5% Return	0.14%	$1,000.00	$1,024.50	$0.71
Schwab International Equity ETF
Actual Return	0.06%	$1,000.00	$1,049.10	$0.31
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31
Schwab International Small-Cap Equity ETF
Actual Return	0.11%	$1,000.00	$1,022.00	$0.56
Hypothetical 5% Return	0.11%	$1,000.00	$1,024.65	$0.56
Schwab Emerging Markets Equity ETF
Actual Return	0.11%	$1,000.00	$1,032.00	$0.56
Hypothetical 5% Return	0.11%	$1,000.00	$1,024.65	$0.56

[1]	Based on the most recent six-month expense ratio.
[2]
Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days in the period, and divided by 365 days in the fiscal year.

18Schwab International Equity ETFs | Annual Report

Schwab International Dividend Equity ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22	4/29/21[1]– 8/31/21
Per-Share Data
Net asset value at beginning of period	$21.72	$26.07	$25.00
Income (loss) from investment operations:
Net investment income (loss)[2]	1.08	1.37	0.41
Net realized and unrealized gains (losses)	1.78	(5.09)	0.71
Total from investment operations	2.86	(3.72)	1.12
Less distributions:
Distributions from net investment income	(0.88)	(0.63)	(0.05)
Net asset value at end of period	$23.70	$21.72	$26.07
Total return	13.31%	(14.47%)	4.48%[3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.14%[4]	0.14%[4]	0.14%[5]
Net investment income (loss)	4.67%	5.72%	4.76%[5]
Portfolio turnover rate[6]	40%	45%	3%[3]
Net assets, end of period (x 1,000,000)	$754	$439	$102

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Ratio includes less than 0.005% of non-routine proxy expenses.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
Schwab International Equity ETFs | Annual Report19

Schwab International Dividend Equity ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.1% OF NET ASSETS

Australia 13.5%
Ampol Ltd.	200,676	4,587,863
Aurizon Holdings Ltd.	1,551,121	3,666,730
BHP Group Ltd.	1,030,392	29,929,899
Harvey Norman Holdings Ltd.	548,112	1,434,138
Rio Tinto Ltd.	402,596	29,437,690
Wesfarmers Ltd.	935,528	32,639,545
		101,695,865

Belgium 0.1%
Proximus SADP	103,528	784,077

Canada 9.3%
BCE, Inc.	195,863	8,286,484
Great-West Lifeco, Inc.	80,826	2,319,726
Quebecor, Inc., Class B	100,338	2,290,876
Sun Life Financial, Inc.	176,034	8,575,632
The Bank of Nova Scotia	358,218	16,976,930
The Toronto-Dominion Bank	513,991	31,311,681
		69,761,329

China 3.8%
Anhui Conch Cement Co., Ltd., H Shares	561,460	1,560,854
China Construction Bank Corp., H Shares	28,763,725	15,405,700
China Life Insurance Co., Ltd., H Shares	2,169,173	3,291,760
China Shenhua Energy Co., Ltd., H Shares	1,025,145	2,987,160
PICC Property & Casualty Co., Ltd., H Shares	2,015,714	2,318,582
The People's Insurance Co. Group of China Ltd., H Shares	2,399,316	816,932
Tingyi Cayman Islands Holding Corp.	647,667	951,461
Want Want China Holdings Ltd.	1,713,937	1,134,356
		28,466,805

Finland 3.0%
Elisa Oyj	98,577	4,843,461
Kesko Oyj, B Shares	120,486	2,356,465
Kone Oyj, B Shares	340,796	15,535,080
		22,735,006

Germany 7.2%
DHL Group	664,873	31,090,986
E.ON SE	1,898,688	23,451,227
		54,542,213

India 2.1%
Colgate-Palmolive (India) Ltd.	45,787	1,074,099
HCL Technologies Ltd.	320,522	4,538,192
SECURITY	NUMBER OF SHARES	VALUE ($)
Indian Oil Corp., Ltd.	1,160,175	1,248,656
ITC Ltd.	1,004,225	5,333,709
Petronet LNG Ltd.	233,935	608,388
Power Grid Corp. of India Ltd.	1,036,752	3,062,558
		15,865,602

Israel 0.1%
The First International Bank of Israel Ltd.	15,844	641,969

Italy 5.1%
Assicurazioni Generali S.p.A.	360,398	7,482,850
Enel S.p.A.	4,650,464	31,344,229
		38,827,079

Japan 12.3%
Daito Trust Construction Co., Ltd.	58,217	6,424,124
Japan Tobacco, Inc.	485,055	10,631,662
KDDI Corp.	947,549	28,149,531
K's Holdings Corp.	137,088	1,263,675
Nintendo Co., Ltd.	691,040	29,747,211
Niterra Co., Ltd.	144,751	3,365,608
Sompo Holdings, Inc.	104,663	4,562,943
Tosoh Corp.	638,903	8,276,753
		92,421,507

Malaysia 0.4%
Kuala Lumpur Kepong Berhad	195,994	909,852
Petronas Chemicals Group Berhad	1,364,127	2,093,229
		3,003,081

Mexico 0.5%
Arca Continental S.A.B. de C.V.	159,603	1,574,055
Coca-Cola Femsa S.A.B. de C.V.	178,008	1,527,875
Kimberly-Clark de Mexico S.A.B. de C.V., A Shares	477,178	1,087,501
		4,189,431

Netherlands 1.9%
Koninklijke Ahold Delhaize N.V.	430,742	14,106,985

New Zealand 0.5%
Spark New Zealand Ltd.	1,212,890	3,665,243

Norway 2.3%
Gjensidige Forsikring A.S.A.	57,075	888,012
Telenor A.S.A.	418,480	4,480,981
Yara International A.S.A.	320,229	11,707,747
		17,076,740

See financial notes
20Schwab International Equity ETFs | Annual Report

Schwab International Dividend Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Qatar 0.3%
Industries Qatar QSC	607,141	2,061,611

Republic of Korea 0.7%
GS Holdings Corp.	78,495	2,229,989
KT&G Corp.	48,374	3,180,405
		5,410,394

Russia 0.0%
Severstal PAO *(a)(b)	708	0

Saudi Arabia 1.4%
Jarir Marketing Co.	182,700	718,983
SABIC Agri-Nutrients Co.	110,114	4,039,749
Saudi Telecom Co.	548,428	5,819,640
		10,578,372

Singapore 0.7%
Singapore Exchange Ltd.	249,180	1,776,826
Singapore Technologies Engineering Ltd.	1,318,510	3,719,750
		5,496,576

South Africa 0.2%
Vodacom Group Ltd.	253,183	1,442,214

Spain 0.8%
Redeia Corp. S.A.	364,189	5,931,063

Sweden 0.3%
Tele2 AB, B Shares	357,966	2,528,342

Switzerland 9.8%
EMS-Chemie Holding AG	13,327	10,026,370
Kuehne & Nagel International AG	47,983	14,445,151
Roche Holding AG	94,433	27,830,071
SGS S.A.	128,301	11,676,008
Swisscom AG	16,556	10,084,493
		74,062,093

Taiwan 5.7%
Advantech Co., Ltd.	149,301	1,612,722
Asia Cement Corp.	1,207,740	1,513,159
Asustek Computer, Inc.	213,053	2,692,724
Chicony Electronics Co., Ltd.	206,752	671,937
Chunghwa Telecom Co., Ltd.	1,147,407	4,179,398
CTCI Corp.	180,823	223,995
Formosa Plastics Corp.	2,045,116	5,105,325
Fubon Financial Holding Co., Ltd.	2,306,831	4,606,925
King Slide Works Co., Ltd.	15,285	439,162
King Yuan Electronics Co., Ltd.	346,248	835,001
Lite-On Technology Corp., ADR	674,668	2,902,345
Nan Ya Plastics Corp.	2,662,161	5,525,532
Quanta Computer, Inc.	843,196	6,711,889
Radiant Opto-Electronics Corp.	143,405	538,109
Simplo Technology Co., Ltd.	49,436	477,339
Synnex Technology International Corp.	389,859	747,975
Tripod Technology Corp.	140,964	836,582
SECURITY	NUMBER OF SHARES	VALUE ($)
Wistron Corp.	878,816	3,228,658
		42,848,777

Thailand 0.2%
Bangkok Chain Hospital PCL, NVDR	496,645	273,727
Intouch Holdings PCL NVDR	353,239	733,866
Supalai PCL NVDR	234,692	145,436
Tisco Financial Group PCL NVDR	114,196	335,895
		1,488,924

United Arab Emirates 0.2%
Abu Dhabi Islamic Bank PJSC	424,750	1,204,964

United Kingdom 16.7%
Admiral Group plc	82,594	2,606,007
British American Tobacco plc	928,871	30,867,303
GSK plc	1,746,073	30,727,688
Imperial Brands plc	423,642	9,606,352
Schroders plc	275,650	1,438,375
SSE plc	886,605	18,273,091
St. James's Place plc	164,046	1,839,241
Unilever plc	597,002	30,577,352
		125,935,409
Total Common Stocks (Cost $743,032,293)		746,771,671

PREFERRED STOCKS 0.0% OF NET ASSETS

Russia 0.0%
Sberbank of Russia PJSC *(a)(b)	69,290	0
Total Preferred Stocks (Cost $260,897)		0

SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (c)	1,959,266	1,959,266
Total Short-Term Investments (Cost $1,959,266)		1,959,266
Total Investments in Securities (Cost $745,252,456)		748,730,937

See financial notes
Schwab International Equity ETFs | Annual Report21

Schwab International Dividend Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 09/15/23	45	4,745,925	(116,403)
MSCI Emerging Markets Index, expires 09/15/23	43	2,105,495	(34,249)
			(150,652)

*	Non-income producing security.
(a)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(b)
Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs are subject to trade restrictions; and therefore, the ability of the fund to buy these securities is currently not permitted, and the ability of the fund to sell these securities is uncertain.

(c)	The rate shown is the annualized 7-day yield.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$746,771,671	$—	$—	$746,771,671
Russia	—	—	0 *	0
Preferred Stocks[1]
Russia	—	—	0 *	0
Short-Term Investments[1]	1,959,266	—	—	1,959,266
Liabilities
Futures Contracts[2]	(150,652)	—	—	(150,652)
Total	$748,580,285	$—	$—	$748,580,285

*	Level 3 amount shown includes securities determined to have no value at August 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
22Schwab International Equity ETFs | Annual Report

Schwab International Dividend Equity ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $745,252,456)		$748,730,937
Foreign currency, at value (cost $1,051,366)		1,041,299
Deposit with broker for futures contracts		392,170
Receivables:
Dividends		3,200,034
Foreign tax reclaims	+	792,938
Total assets		754,157,378

Liabilities
Payables:
Foreign capital gains tax		334,566
Management fees		89,213
Variation margin on futures contracts	+	51,820
Total liabilities		475,599
Net assets		$753,681,779

Net Assets by Source
Capital received from investors		$775,315,581
Total distributable loss	+	(21,633,802)
Net assets		$753,681,779

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$753,681,779		31,800,000		$23.70

See financial notes
Schwab International Equity ETFs | Annual Report23

Schwab International Dividend Equity ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $3,321,237)		$29,951,182
Securities on loan, net	+	129,787
Total investment income		30,080,969

Expenses
Management fees		876,334
Proxy fees[1]	+	3,045
Total expenses	–	879,379
Net investment income		29,201,590

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated (net of foreign capital gains tax paid of $43,644)		(30,800,719)
Net realized gains on sales of in-kind redemptions - unaffiliated		7,290,412
Net realized gains on futures contracts		268,100
Net realized losses on foreign currency transactions	+	(318,309)
Net realized losses		(23,560,516)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of ($316,914))		65,032,106
Net change in unrealized appreciation (depreciation) on futures contracts		(5,983)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	75,797
Net change in unrealized appreciation (depreciation)	+	65,101,920
Net realized and unrealized gains		41,541,404
Increase in net assets resulting from operations		$70,742,994

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
24Schwab International Equity ETFs | Annual Report

Schwab International Dividend Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$29,201,590	$15,354,078
Net realized losses		(23,560,516)	(10,069,847)
Net change in unrealized appreciation (depreciation)	+	65,101,920	(62,483,819)
Increase (decrease) in net assets resulting from operations		$70,742,994	($57,199,588 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($22,397,950 )	($6,562,600 )

TRANSACTIONS IN FUND SHARES
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		13,800,000	$316,042,310	16,500,000	$405,762,453
Shares redeemed	+	(2,200,000)	(49,526,960)	(200,000)	(4,842,514)
Net transactions in fund shares		11,600,000	$266,515,350	16,300,000	$400,919,939

SHARES OUTSTANDING AND NET ASSETS
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		20,200,000	$438,821,385	3,900,000	$101,663,634
Total increase	+	11,600,000	314,860,394	16,300,000	337,157,751
End of period		31,800,000	$753,681,779	20,200,000	$438,821,385
See financial notes
Schwab International Equity ETFs | Annual Report25

Schwab International Equity ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19
Per-Share Data
Net asset value at beginning of period	$31.32	$40.05	$32.11	$30.82	$33.25
Income (loss) from investment operations:
Net investment income (loss)[1]	1.06	1.16	0.95	0.77	1.00
Net realized and unrealized gains (losses)	3.92	(8.71)	7.84	1.49	(2.30)
Total from investment operations	4.98	(7.55)	8.79	2.26	(1.30)
Less distributions:
Distributions from net investment income	(1.02)	(1.18)	(0.85)	(0.97)	(1.13)
Net asset value at end of period	$35.28	$31.32	$40.05	$32.11	$30.82
Total return	16.09%	(19.27%)	27.62%	7.37%	(3.79%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%[2]	0.06%[2]	0.06%	0.06%	0.06%
Net investment income (loss)	3.15%	3.20%	2.59%	2.50%	3.22%
Portfolio turnover rate[3]	6%	6%	6%	6%	8%
Net assets, end of period (x 1,000,000)	$31,752	$26,120	$28,338	$19,844	$18,139

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
26Schwab International Equity ETFs | Annual Report

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.0% OF NET ASSETS

Australia 6.7%
Adbri Ltd.	804,334	1,151,248
AGL Energy Ltd.	1,027,479	7,379,804
Allkem Ltd. *	992,522	9,025,008
ALS Ltd.	813,609	6,223,088
Altium Ltd.	200,910	6,299,078
Alumina Ltd. *	4,305,372	3,011,444
Amcor plc	2,502,900	24,477,146
AMP Ltd.	5,203,827	4,263,377
Ampol Ltd.	396,953	9,075,156
Ansell Ltd.	203,944	3,113,227
ANZ Group Holdings Ltd.	5,069,799	83,169,915
APA Group	1,992,135	11,598,953
Aristocrat Leisure Ltd.	1,096,065	29,033,537
ASX Ltd.	326,917	12,193,403
Atlas Arteria Ltd.	2,407,382	9,479,576
Aurizon Holdings Ltd.	2,946,330	6,964,895
Bank of Queensland Ltd.	1,104,892	4,121,759
Beach Energy Ltd.	3,061,679	3,083,404
Bendigo & Adelaide Bank Ltd.	912,959	5,623,052
BHP Group Ltd.	8,464,066	245,856,569
BlueScope Steel Ltd.	769,633	10,472,493
Boral Ltd. *	505,225	1,544,426
Brambles Ltd.	2,353,808	22,820,921
carsales.com Ltd.	600,539	11,178,108
Challenger Ltd.	1,111,821	4,903,682
Charter Hall Group	790,422	5,549,178
Cleanaway Waste Management Ltd.	3,786,312	6,424,776
Cochlear Ltd.	108,935	19,154,093
Coles Group Ltd.	2,171,954	22,886,454
Commonwealth Bank of Australia	2,838,114	187,817,503
Computershare Ltd.	892,454	14,553,984
CSL Ltd.	810,825	143,639,017
CSR Ltd.	782,408	2,989,686
Deterra Royalties Ltd.	717,565	2,068,053
Dexus	1,886,746	9,470,120
Domain Holdings Australia Ltd.	469,641	1,171,027
Domino's Pizza Enterprises Ltd.	128,177	4,486,897
Downer EDI Ltd.	1,102,457	3,055,947
Endeavour Group Ltd.	2,401,660	8,554,892
Evolution Mining Ltd.	2,887,200	6,937,310
Flight Centre Travel Group Ltd. *(a)	251,629	3,441,874
Fortescue Metals Group Ltd.	2,660,744	36,928,834
Goodman Group	3,120,080	47,204,010
Harvey Norman Holdings Ltd. (a)	981,110	2,567,080
IDP Education Ltd.	474,831	7,574,323
IGO Ltd.	1,036,907	9,348,014
Iluka Resources Ltd.	696,319	3,846,782
Incitec Pivot Ltd.	3,227,841	6,125,197
Insignia Financial Ltd.	1,026,677	1,728,811
Insurance Australia Group Ltd.	4,136,226	15,590,770
James Hardie Industries plc *	749,154	22,575,869
JB Hi-Fi Ltd.	176,601	5,223,535
Lendlease Corp., Ltd.	1,162,337	5,879,270
SECURITY	NUMBER OF SHARES	VALUE ($)
Lynas Rare Earths Ltd. *	1,557,969	7,254,843
Macquarie Group Ltd.	608,249	69,934,824
Magellan Financial Group Ltd.	218,735	1,267,890
Medibank Pvt Ltd.	4,589,036	10,877,845
Metcash Ltd.	1,596,781	3,857,399
Mineral Resources Ltd.	283,488	13,132,978
Mirvac Group	6,770,955	10,612,205
National Australia Bank Ltd.	5,295,931	99,330,176
New Hope Corp., Ltd.	898,093	3,274,689
Newcrest Mining Ltd.	1,508,303	25,427,466
NEXTDC Ltd. *	876,728	7,688,186
Northern Star Resources Ltd.	1,897,413	14,635,716
Nufarm Ltd.	655,351	2,202,833
Orica Ltd.	775,263	7,887,976
Origin Energy Ltd.	2,904,093	16,382,079
Orora Ltd. (b)	1,422,856	3,243,724
Perpetual Ltd.	195,145	2,662,946
Pilbara Minerals Ltd.	4,878,738	14,755,866
Platinum Asset Management Ltd.	946,668	876,747
Pro Medicus Ltd.	69,576	3,303,865
Qantas Airways Ltd. *	1,448,215	5,543,204
QBE Insurance Group Ltd.	2,516,367	24,413,279
Qube Holdings Ltd.	2,800,301	5,567,797
Ramsay Health Care Ltd.	291,726	9,720,774
REA Group Ltd.	83,047	8,878,891
Reece Ltd.	373,691	4,937,227
Region RE Ltd.	2,129,685	2,979,267
Rio Tinto Ltd.	624,317	45,649,858
Santos Ltd.	4,986,724	24,771,427
Scentre Group	8,801,201	15,675,268
SEEK Ltd.	580,428	8,687,376
Seven Group Holdings Ltd.	226,951	4,109,695
Sims Ltd.	270,750	2,689,888
Sonic Healthcare Ltd.	747,064	15,560,164
South32 Ltd.	7,619,773	16,778,815
Steadfast Group Ltd.	1,706,513	6,233,458
Stockland	4,084,449	11,216,043
Suncorp Group Ltd.	2,121,094	18,723,891
Tabcorp Holdings Ltd.	3,755,125	2,663,047
Telstra Group Ltd.	6,755,200	17,543,769
The GPT Group	3,136,099	8,530,596
The Lottery Corp., Ltd.	3,715,285	12,127,269
The Star Entertainment Grp Ltd. *	2,334,541	1,511,965
TPG Telecom Ltd.	605,624	2,208,268
Transurban Group	5,155,054	44,270,770
Treasury Wine Estates Ltd.	1,228,313	9,283,681
Vicinity Ltd.	6,350,784	7,691,469
Washington H Soul Pattinson & Co., Ltd.	454,483	9,716,358
Wesfarmers Ltd.	1,915,314	66,823,203
Westpac Banking Corp.	5,847,431	83,126,589
Whitehaven Coal Ltd.	1,257,836	4,961,142
WiseTech Global Ltd.	273,233	12,298,674
Woodside Energy Group Ltd.	3,194,174	76,583,518
Woolworths Group Ltd.	2,040,539	50,390,890
Worley Ltd.	633,362	7,166,139
Xero Ltd. *	211,877	17,166,488
See financial notes
Schwab International Equity ETFs | Annual Report27

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Yancoal Australia Ltd. (a)	272,236	932,699
		2,128,599,684

Austria 0.2%
ANDRITZ AG	117,578	6,263,258
Erste Group Bank AG	564,098	20,185,672
OMV AG	241,764	11,222,784
Raiffeisen Bank International AG *	252,786	3,635,286
Telekom Austria AG *	288,091	2,163,742
Verbund AG	110,087	9,032,907
Voestalpine AG	196,308	5,748,435
		58,252,084

Belgium 0.8%
Ackermans & van Haaren N.V.	37,035	5,836,449
Ageas S.A./N.V.	272,097	10,832,352
Anheuser-Busch InBev S.A./N.V.	1,449,437	82,590,168
Argenx SE *	96,887	48,876,639
D'ieteren Group	37,953	6,211,796
Elia Group S.A./N.V.	64,672	7,475,420
Groupe Bruxelles Lambert N.V.	163,661	13,208,524
KBC Group N.V.	409,974	26,947,091
Lotus Bakeries N.V.	665	5,247,177
Proximus SADP	243,626	1,845,119
Sofina S.A.	26,259	5,916,641
Solvay S.A.	117,543	13,637,796
UCB S.A.	203,701	18,305,989
Umicore S.A.	346,355	9,198,672
Warehouses De Pauw CVA	268,271	7,686,831
		263,816,664

Canada 8.3%
Agnico Eagle Mines Ltd.	774,544	37,560,761
Alimentation Couche-Tard, Inc.	1,259,266	65,767,202
Bank of Montreal	1,191,693	102,499,955
Barrick Gold Corp.	2,941,078	47,606,791
BCE, Inc.	504,142	21,329,013
Brookfield Asset Management Ltd., Class A	457,726	15,796,021
Brookfield Corp.	2,517,016	85,801,233
Canadian Imperial Bank of Commerce	1,502,317	59,450,868
Canadian National Railway Co.	1,001,706	112,686,835
Canadian Natural Resources Ltd.	1,821,184	117,674,641
Canadian Pacific Kansas City Ltd.	1,565,688	124,125,574
Canadian Tire Corp., Ltd., Class A	86,693	10,271,546
Cenovus Energy, Inc.	2,325,632	46,308,087
CGI, Inc. *	354,300	36,897,794
Constellation Software, Inc.	31,758	65,148,792
Dollarama, Inc.	452,783	29,319,870
Enbridge, Inc.	3,414,258	119,717,949
Fairfax Financial Holdings Ltd.	38,438	31,656,979
Fortis, Inc.	827,536	32,411,495
Franco-Nevada Corp.	319,130	45,915,848
George Weston Ltd.	114,681	12,701,835
Great-West Lifeco, Inc.	450,692	12,934,972
Hydro One Ltd.	522,878	13,572,915
IGM Financial, Inc.	137,127	3,904,159
Imperial Oil Ltd.	298,278	16,916,273
Intact Financial Corp.	298,890	42,084,737
Loblaw Cos., Ltd.	258,822	22,445,460
Magna International, Inc.	442,666	26,004,726
Manulife Financial Corp.	3,122,727	57,656,026
Metro, Inc.	395,451	20,354,934
National Bank of Canada	562,357	39,141,993
Nutrien Ltd.	838,236	53,028,286
SECURITY	NUMBER OF SHARES	VALUE ($)
Pembina Pipeline Corp.	916,177	28,441,135
Power Corp. of Canada	906,162	24,714,422
Restaurant Brands International, Inc.	516,194	35,806,798
Royal Bank of Canada	2,334,294	210,042,464
Saputo, Inc.	408,671	8,823,149
Shopify, Inc., Class A *	1,911,831	127,022,055
Sun Life Financial, Inc.	985,842	48,026,051
Suncor Energy, Inc.	2,216,400	74,980,323
TC Energy Corp.	1,726,789	62,284,122
Teck Resources Ltd., Class B	760,193	31,397,749
TELUS Corp.	799,296	14,019,213
The Bank of Nova Scotia	2,004,284	94,988,499
The Toronto-Dominion Bank	3,061,326	186,492,102
Thomson Reuters Corp.	262,116	33,708,240
Tourmaline Oil Corp.	482,259	24,698,419
Waste Connections, Inc.	430,321	58,917,670
Wheaton Precious Metals Corp.	760,753	33,141,492
		2,626,197,473

China 0.0%
Want Want China Holdings Ltd.	7,436,366	4,921,700

Denmark 2.6%
AP Moller - Maersk A/S, Class A	4,345	7,795,368
AP Moller - Maersk A/S, Class B	8,049	14,657,562
Carlsberg A/S, Class B	155,089	22,494,505
Chr. Hansen Holding A/S	171,550	11,226,901
Coloplast A/S, Class B	187,462	21,435,304
Danske Bank A/S	1,128,871	25,423,208
Demant A/S *	163,699	6,715,355
DSV A/S	297,764	56,695,684
Genmab A/S *	110,990	42,670,123
H. Lundbeck A/S	509,210	2,592,415
Novo Nordisk A/S, Class B	2,632,287	488,358,534
Novozymes A/S, Class B	331,448	14,407,740
Orsted A/S	313,822	20,222,404
Pandora A/S	140,207	14,574,121
Rockwool A/S, Class B	14,528	3,720,354
Royal Unibrew A/S	81,744	7,180,478
Tryg A/S	573,322	10,958,069
Vestas Wind Systems A/S *	1,684,710	39,003,516
		810,131,641

Finland 1.0%
Elisa Oyj	238,706	11,728,529
Fortum Oyj	735,147	9,893,856
Huhtamaki Oyj	154,914	5,331,588
Kesko Oyj, B Shares	444,847	8,700,319
Kojamo Oyj	345,270	3,447,596
Kone Oyj, B Shares	546,669	24,919,736
Metso Oyj	1,073,179	12,375,730
Neste Oyj	711,453	26,084,083
Nokia Oyj	8,818,405	35,288,474
Nordea Bank Abp	5,783,663	63,513,692
Orion Oyj, B Shares	175,008	7,178,017
Sampo Oyj, A Shares	799,400	35,164,986
Stora Enso Oyj, R Shares	984,435	12,559,703
UPM-Kymmene Oyj	898,490	30,835,061
Valmet Oyj	272,551	6,951,609
Wartsila Oyj Abp	806,488	10,263,145
		304,236,124

See financial notes
28Schwab International Equity ETFs | Annual Report

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
France 9.8%
Accor S.A.	311,876	11,200,784
Aeroports de Paris	54,138	7,145,053
Air Liquide S.A.	865,140	156,678,114
Airbus SE	981,961	144,284,093
ALD S.A.	237,382	2,302,036
Alstom S.A.	530,726	14,694,355
Amundi S.A.	94,245	5,630,998
Arkema S.A.	93,958	9,855,085
AXA S.A.	2,980,435	89,846,968
BioMerieux	72,678	7,541,028
BNP Paribas S.A.	1,847,331	119,718,562
Bollore SE	1,669,167	9,900,558
Bouygues S.A.	345,593	11,965,348
Bureau Veritas S.A.	473,149	12,704,785
Capgemini SE	272,975	51,062,711
Carrefour S.A.	993,977	19,062,620
Cie de L'Odet SE	596	931,491
Cie de Saint-Gobain S.A.	780,412	50,956,720
Cie Generale des Etablissements Michelin S.C.A.	1,172,209	36,780,942
Covivio S.A.	81,436	3,982,698
Credit Agricole S.A.	1,834,054	23,202,317
Danone S.A.	1,056,127	61,703,561
Dassault Aviation S.A.	39,497	7,784,839
Dassault Systemes SE	1,136,043	45,140,275
Edenred	443,405	28,316,720
Eiffage S.A.	123,104	12,201,347
Engie S.A.	2,782,815	44,972,677
EssilorLuxottica S.A.	503,255	94,985,515
Eurazeo SE	82,882	4,898,102
Eurofins Scientific SE	203,986	12,584,157
Euronext N.V.	135,938	9,833,559
Gecina S.A.	85,264	9,147,703
Getlink SE	597,443	10,021,557
Hermes International SCA	57,564	118,756,418
ICADE	54,603	2,064,735
Ipsen S.A.	56,905	7,399,067
JCDecaux SE *	127,651	2,374,678
Kering S.A.	120,175	64,459,447
Klepierre S.A.	350,002	9,268,940
La Francaise des Jeux SAEM	170,196	6,169,721
Legrand S.A.	446,043	44,102,662
L'Oreal S.A.	389,090	171,368,824
LVMH Moet Hennessy Louis Vuitton SE	415,584	352,814,426
Neoen S.A.	111,549	3,358,473
Orange S.A.	3,223,566	36,239,498
Pernod-Ricard S.A.	343,271	67,509,519
Publicis Groupe S.A.	386,152	30,201,064
Remy Cointreau S.A. *	41,454	6,431,619
Renault S.A.	325,059	13,171,889
Rexel S.A.	397,014	9,350,509
Safran S.A.	580,664	93,462,148
Sanofi	1,830,944	196,018,846
Sartorius Stedim Biotech	40,886	11,630,847
Schneider Electric SE	897,821	154,528,246
SCOR SE	257,546	8,033,620
SEB S.A.	39,061	4,303,077
Societe Generale S.A.	1,201,307	34,180,119
Sodexo S.A.	147,849	15,889,529
SOITEC *	40,622	7,448,849
STMicroelectronics N.V.	1,092,300	51,766,059
Teleperformance SE	96,579	13,401,492
Thales S.A.	167,743	24,541,664
TotalEnergies SE	3,805,753	239,862,374
UbiSoft Entertainment S.A. *	159,072	4,827,259
SECURITY	NUMBER OF SHARES	VALUE ($)
Unibail-Rodamco-Westfield *	169,258	9,073,147
Valeo SE	355,508	6,945,309
Veolia Environnement S.A.	1,067,189	33,427,767
Vinci S.A.	822,504	91,912,855
Vivendi SE	1,177,269	10,745,866
Wendel SE	46,857	4,294,809
Worldline S.A. *	407,752	13,312,010
		3,105,684,659

Germany 6.7%
adidas AG	279,543	55,953,382
Allianz SE	667,025	162,419,395
BASF SE	1,490,101	75,672,565
Bayer AG	1,659,679	91,039,327
Bayerische Motoren Werke AG	529,388	55,831,076
Bechtle AG	133,296	6,501,595
Beiersdorf AG	166,607	21,843,885
Brenntag SE	256,609	20,815,875
Carl Zeiss Meditec AG, Bearer Shares	63,112	6,282,691
Coloplast A/S *	7,407	846,952
Commerzbank AG	1,758,497	19,372,130
Continental AG	183,396	13,658,729
Covestro AG *	304,727	16,229,185
CTS Eventim AG & Co., KGaA	100,488	6,271,216
Daimler Truck Holding AG	813,166	28,674,683
Delivery Hero SE *	317,762	11,631,176
Deutsche Bank AG	3,376,115	36,833,197
Deutsche Boerse AG	307,957	54,765,396
Deutsche Lufthansa AG *	1,014,116	9,077,230
Deutsche Telekom AG	5,704,992	122,240,718
Deutsche Wohnen SE	82,721	1,899,771
DHL Group	1,593,874	74,533,203
DWS Group GmbH & Co. KGaA	56,808	1,960,678
E.ON SE	3,726,319	46,024,809
Evonik Industries AG	340,168	6,536,708
Fielmann Group AG	40,115	1,886,101
Fraport AG Frankfurt Airport Services Worldwide *	58,372	3,171,503
Fresenius Medical Care AG & Co. KGaA	341,135	16,494,672
Fresenius SE & Co. KGaA	688,347	22,121,549
FUCHS SE	47,995	1,578,368
GEA Group AG	269,660	10,653,385
Hannover Rueck SE	99,834	21,264,631
Heidelberg Materials AG	236,502	19,066,739
Hella GmbH & Co. KGaA	36,200	2,585,260
HelloFresh SE *	288,688	9,343,424
Henkel AG & Co. KGaA	172,371	11,932,142
HOCHTIEF AG	36,312	3,887,917
Infineon Technologies AG	2,186,081	78,333,450
KION Group AG	131,569	5,269,260
Knorr-Bremse AG	108,225	7,411,851
LANXESS AG	148,487	4,702,658
LEG Immobilien SE *	124,896	9,028,019
Mercedes-Benz Group AG	1,451,158	106,376,442
Merck KGaA	216,403	38,988,908
METRO AG *	219,487	1,750,918
MTU Aero Engines AG	90,204	21,127,443
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	230,697	89,688,597
Nemetschek SE	97,404	6,738,427
Puma SE	171,334	11,529,353
QIAGEN N.V. *	371,426	17,007,933
Rational AG	8,002	6,109,875
Rheinmetall AG	72,394	19,745,347
RTL Group S.A. *	66,231	2,451,238
See financial notes
Schwab International Equity ETFs | Annual Report29

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
RWE AG	1,192,548	49,262,263
SAP SE	1,845,207	257,987,160
Sartorius AG	4,698	1,532,241
Scout24 SE	125,546	8,668,945
Siemens AG	1,175,333	177,161,905
Siemens Energy AG *	801,912	11,453,871
Siemens Healthineers AG	462,689	23,225,796
Sixt SE	27,006	2,887,129
SUSE S.A. *	59,030	996,260
Symrise AG, Class A	218,862	22,842,021
Talanx AG	91,461	6,159,528
Telefonica Deutschland Holding AG	1,531,713	2,915,927
ThyssenKrupp AG	819,223	6,316,475
Traton SE	78,410	1,616,092
United Internet AG	119,753	2,307,037
Volkswagen AG	53,175	7,612,407
Vonovia SE	1,131,034	27,141,516
Wacker Chemie AG	26,275	3,881,241
Zalando SE *	370,493	11,552,749
		2,122,681,545

Hong Kong 2.2%
AAC Technologies Holdings, Inc.	1,144,894	2,219,197
AIA Group Ltd.	19,609,381	178,045,453
ASMPT Ltd.	522,377	5,232,596
BOC Aviation Ltd.	340,798	2,557,588
BOC Hong Kong Holdings Ltd.	6,089,326	16,928,276
Brightoil Petroleum Holdings Ltd. *(b)	2,936,732	0
Budweiser Brewing Co. APAC Ltd.	2,769,076	6,003,034
Cafe de Coral Holdings Ltd.	543,540	658,479
Cathay Pacific Airways Ltd. *(a)	1,682,338	1,793,521
Champion REIT	3,286,025	1,055,987
China Travel International Investment Hong Kong Ltd. *	3,809,557	723,849
Chow Tai Fook Jewellery Group Ltd.	2,994,759	4,544,602
CK Asset Holdings Ltd.	3,239,618	17,888,285
CK Hutchison Holdings Ltd.	4,450,563	24,262,641
CK Infrastructure Holdings Ltd.	1,010,772	5,117,180
CLP Holdings Ltd.	2,749,806	21,565,731
Dah Sing Banking Group Ltd.	568,316	389,181
Dah Sing Financial Holdings Ltd.	193,972	426,445
DFI Retail Group Holdings Ltd.	551,262	1,361,617
ESR Group Ltd.	4,797,021	7,206,160
First Pacific Co., Ltd.	3,324,495	1,415,987
FIT Hon Teng Ltd. *	1,920,167	257,108
Galaxy Entertainment Group Ltd. *	3,619,189	23,953,315
Guotai Junan International Holdings Ltd.	5,308,748	440,040
Haitong International Securities Group Ltd. *	7,560,744	607,424
Hang Lung Group Ltd.	1,488,184	2,053,387
Hang Lung Properties Ltd.	2,971,168	3,970,777
Hang Seng Bank Ltd.	1,202,829	15,338,783
Henderson Land Development Co., Ltd.	2,216,012	6,089,847
Hong Kong & China Gas Co., Ltd.	18,446,237	13,572,836
Hong Kong Exchanges & Clearing Ltd.	2,125,749	82,408,607
Hongkong Land Holdings Ltd.	1,856,795	6,591,622
Huabao International Holdings Ltd. (a)	1,548,911	558,985
Hutchison Telecommunications Hong Kong Holdings Ltd.	2,600,016	364,717
HUTCHMED China Ltd. *	1,016,454	3,123,862
Hysan Development Co., Ltd.	1,093,540	2,278,630
Jardine Matheson Holdings Ltd.	329,652	15,678,249
Johnson Electric Holdings Ltd.	586,335	786,590
JS Global Lifestyle Co., Ltd. *	2,074,576	296,302
SECURITY	NUMBER OF SHARES	VALUE ($)
Kerry Logistics Network Ltd.	510,544	479,830
Kerry Properties Ltd.	1,017,150	1,880,789
Lenovo Group Ltd.	12,510,014	14,150,390
Link REIT	4,258,644	21,125,546
L'Occitane International S.A.	731,693	2,593,945
Man Wah Holdings Ltd.	2,570,044	1,868,110
Melco International Development Ltd. *	1,175,718	1,061,508
MGM China Holdings Ltd. *	1,235,083	1,549,809
MMG Ltd. *	4,035,360	1,343,104
MTR Corp., Ltd.	2,540,982	10,612,065
NagaCorp Ltd. *	2,557,512	1,304,562
New World Development Co., Ltd.	2,407,839	5,115,516
Nexteer Automotive Group Ltd.	1,434,011	923,487
NWS Holdings Ltd.	2,309,402	2,629,893
Orient Overseas International Ltd.	221,696	2,974,134
PCCW Ltd.	7,243,449	3,445,413
Power Assets Holdings Ltd.	2,306,252	11,366,932
Prada S.p.A.	868,898	5,678,710
Samsonite International S.A. *	2,153,429	7,208,533
Sands China Ltd. *	4,055,063	13,729,324
Shangri-La Asia Ltd. *	1,876,239	1,282,449
Sino Land Co., Ltd.	5,546,097	6,358,200
SITC International Holdings Co., Ltd.	2,370,660	4,419,811
SJM Holdings Ltd. *	3,949,855	1,591,678
Sun Hung Kai Properties Ltd.	2,376,037	26,754,751
Super Hi International Holding Ltd. *	246,373	428,543
Swire Pacific Ltd., A Shares	735,988	6,072,423
Swire Pacific Ltd., B Shares	1,368,127	1,803,989
Swire Properties Ltd.	1,669,658	3,491,872
Techtronic Industries Co., Ltd.	2,200,782	21,750,324
The Bank of East Asia Ltd.	1,686,057	2,403,815
The Wharf Holdings Ltd.	1,598,742	3,388,414
United Energy Group Ltd.	12,867,066	1,706,475
Vitasoy International Holdings Ltd.	1,363,788	1,756,529
VTech Holdings Ltd.	290,193	1,772,595
WH Group Ltd.	13,203,252	6,802,198
Wharf Real Estate Investment Co., Ltd.	2,554,318	10,651,474
Wynn Macau Ltd. *	2,949,432	2,877,311
Xinyi Glass Holdings Ltd.	3,499,181	5,167,280
Yue Yuen Industrial Holdings Ltd.	1,287,520	1,615,608
		700,904,229

Ireland 0.2%
AIB Group plc	2,129,725	9,712,908
Bank of Ireland Group plc	1,814,728	18,116,515
Glanbia plc	310,945	5,177,006
Kerry Group plc, Class A	256,665	23,996,131
Kingspan Group plc	250,639	21,240,178
		78,242,738

Israel 0.5%
Airport City Ltd. *	128,392	1,972,375
Alony Hetz Properties & Investments Ltd.	253,930	1,935,411
Amot Investments Ltd.	366,734	1,737,939
Ashtrom Group Ltd.	70,057	962,793
Azrieli Group Ltd.	60,700	3,263,286
Bank Hapoalim B.M.	2,269,738	18,847,257
Bank Leumi Le-Israel B.M.	2,596,407	20,213,189
Bezeq The Israeli Telecommunication Corp., Ltd.	3,280,113	4,445,679
Big Shopping Centers Ltd. *	21,386	1,790,472
Delek Group Ltd.	12,923	1,859,023
Elbit Systems Ltd.	40,296	7,938,682
See financial notes
30Schwab International Equity ETFs | Annual Report

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Elco Ltd.	10,779	348,488
Electra Ltd.	2,984	1,157,917
Energix-Renewable Energies Ltd.	447,927	1,397,450
Enlight Renewable Energy Ltd. *	196,916	3,210,134
Fattal Holdings 1998 Ltd. *	11,957	1,174,199
Gav-Yam Lands Corp., Ltd.	77,469	498,062
Harel Insurance Investments & Financial Services Ltd.	207,401	1,513,067
ICL Group Ltd.	1,279,251	7,678,941
Israel Corp., Ltd.	5,624	1,566,541
Israel Discount Bank Ltd., A Shares	2,124,032	10,652,871
Kenon Holdings Ltd.	36,902	878,758
Melisron Ltd.	34,705	2,179,170
Mivne Real Estate KD Ltd.	961,734	2,307,929
Mizrahi Tefahot Bank Ltd.	235,102	7,749,459
Nice Ltd. *	106,988	21,181,838
Nova Ltd. *	46,996	6,092,418
OPC Energy Ltd. *	141,926	878,093
Shapir Engineering and Industry Ltd.	264,144	1,816,455
Shikun & Binui Ltd. *	418,811	1,049,922
Shufersal Ltd. *	437,839	2,041,473
Strauss Group Ltd. *	74,985	1,630,272
Teva Pharmaceutical Industries Ltd. *	1,887,918	18,390,587
The First International Bank of Israel Ltd.	81,601	3,306,320
The Phoenix Holdings Ltd.	273,829	2,747,446
Tower Semiconductor Ltd. *	187,453	5,482,987
		171,896,903

Italy 2.3%
A2A S.p.A.	2,405,252	4,619,350
Amplifon S.p.A.	216,425	7,056,300
Assicurazioni Generali S.p.A.	2,262,086	46,967,104
Banca Mediolanum S.p.A.	370,424	3,393,214
Banco BPM S.p.A.	2,288,027	10,966,295
Buzzi S.p.A	141,730	4,248,691
CNH Industrial N.V.	1,637,147	22,708,489
Davide Campari-Milano N.V.	847,932	11,108,054
De'Longhi S.p.A.	113,088	2,997,312
DiaSorin S.p.A.	37,808	4,003,365
Enel S.p.A.	13,108,337	88,350,478
Eni S.p.A.	3,686,628	57,154,294
Ferrari N.V.	198,619	63,162,326
FinecoBank Banca Fineco S.p.A.	1,041,347	14,308,657
Hera S.p.A.	1,336,634	4,056,200
Infrastrutture Wireless Italiane S.p.A.	599,359	7,425,619
Interpump Group S.p.A.	132,304	6,713,118
Intesa Sanpaolo S.p.A.	25,878,657	69,432,037
Italgas S.p.A.	825,925	4,706,192
Leonardo S.p.A.	667,879	9,651,808
Mediobanca Banca di Credito Finanziario S.p.A.	1,064,280	13,942,250
Moncler S.p.A.	343,964	23,384,842
Nexi S.p.A. *	938,321	6,754,072
Pirelli & C S.p.A.	842,586	4,213,104
Poste Italiane S.p.A.	786,775	8,757,011
Prysmian S.p.A.	444,887	18,247,203
Recordati Industria Chimica e Farmaceutica S.p.A.	163,629	8,236,842
Reply S.p.A.	37,285	3,822,133
Snam S.p.A.	3,681,088	19,033,456
Stellantis N.V.	3,339,139	62,248,119
Telecom Italia S.p.A. *	17,688,417	5,500,261
Tenaris S.A.	779,337	12,484,793
Terna - Rete Elettrica Nazionale	2,384,769	19,722,910
UniCredit S.p.A.	3,126,439	76,569,357
SECURITY	NUMBER OF SHARES	VALUE ($)
UnipolSai Assicurazioni S.p.A.	720,528	1,825,246
		727,770,502

Japan 21.5%
ABC-Mart, Inc.	129,129	2,350,904
Acom Co., Ltd.	654,254	1,553,564
Activia Properties, Inc.	1,128	3,161,205
Advance Residence Investment Corp.	2,061	4,961,916
Advantest Corp.	308,563	38,807,491
Aeon Co., Ltd.	1,208,030	25,050,950
AEON Financial Service Co., Ltd.	183,808	1,604,698
Aeon Mall Co., Ltd.	192,976	2,314,360
AEON REIT Investment Corp.	2,770	2,802,631
AGC, Inc.	309,697	10,876,675
Aica Kogyo Co., Ltd.	90,387	2,145,050
Ain Holdings, Inc.	45,192	1,615,098
Air Water, Inc.	325,250	4,095,087
Aisin Corp.	290,303	9,705,016
Ajinomoto Co., Inc.	784,934	33,282,258
Alfresa Holdings Corp.	281,877	4,828,803
Alps Alpine Co., Ltd.	321,470	2,688,393
Amada Co., Ltd.	534,863	5,672,483
Amano Corp.	118,995	2,596,745
Amvis Holdings, Inc.	41,128	822,362
ANA Holdings, Inc. *	258,901	5,850,770
Anritsu Corp.	191,990	1,409,083
Aozora Bank Ltd. (a)	199,904	3,929,837
Ariake Japan Co., Ltd.	31,458	1,147,385
As One Corp.	39,480	1,551,431
Asahi Group Holdings Ltd.	808,458	31,519,783
Asahi Intecc Co., Ltd.	329,605	6,717,299
Asahi Kasei Corp.	2,071,017	13,397,560
Asics Corp.	279,760	10,205,759
ASKUL Corp.	78,072	1,054,295
Astellas Pharma, Inc.	3,006,538	45,732,585
Azbil Corp.	213,312	7,120,901
AZ-Com Maruwa Holdings, Inc.	65,707	1,024,972
Bandai Namco Holdings, Inc.	980,571	22,779,071
BayCurrent Consulting, Inc.	227,605	7,837,235
Benefit One, Inc.	99,683	865,127
Benesse Holdings, Inc.	127,724	1,626,982
Bic Camera, Inc. (a)	256,697	1,907,794
BIPROGY, Inc.	105,180	2,724,414
Bridgestone Corp.	940,851	36,584,521
Brother Industries Ltd.	397,828	6,745,464
Calbee, Inc.	126,176	2,518,147
Canon Marketing Japan, Inc.	80,447	2,114,714
Canon, Inc.	1,637,325	40,352,523
Capcom Co., Ltd.	300,951	12,698,712
Casio Computer Co., Ltd.	363,760	3,226,954
Central Japan Railway Co.	308,228	39,569,882
Chubu Electric Power Co., Inc.	1,164,458	15,557,034
Chugai Pharmaceutical Co., Ltd.	1,087,733	33,300,312
Chugin Financial Group, Inc.	287,744	1,912,825
Coca-Cola Bottlers Japan Holdings, Inc.	244,960	3,194,399
COMSYS Holdings Corp.	183,086	3,902,297
Concordia Financial Group Ltd.	1,837,838	8,160,034
Cosmo Energy Holdings Co., Ltd.	138,372	4,980,385
Cosmos Pharmaceutical Corp.	28,343	3,332,008
Credit Saison Co., Ltd.	265,384	4,153,432
CyberAgent, Inc.	675,544	4,306,109
Dai Nippon Printing Co., Ltd.	434,535	11,888,264
Daicel Corp.	434,674	3,633,604
Daido Steel Co., Ltd.	51,306	2,125,048
Daifuku Co., Ltd.	478,439	8,851,705
Dai-ichi Life Holdings, Inc.	1,570,914	29,258,051
See financial notes
Schwab International Equity ETFs | Annual Report31

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Daiichi Sankyo Co., Ltd.	3,171,594	93,654,447
Daiichikosho Co., Ltd.	130,746	2,528,974
Daikin Industries Ltd.	448,583	77,724,396
Daio Paper Corp.	141,675	1,208,157
Daito Trust Construction Co., Ltd.	107,813	11,896,939
Daiwa House Industry Co., Ltd.	1,077,926	29,971,800
Daiwa House REIT Investment Corp.	3,431	6,509,202
Daiwa Office Investment Corp.	401	1,884,013
Daiwa Securities Group, Inc.	2,364,612	13,464,734
Daiwa Securities Living Investments Corp.	3,586	2,746,430
Dena Co., Ltd.	158,927	1,648,383
Denka Co., Ltd.	139,027	2,623,737
Denso Corp.	735,943	50,343,486
Dentsu Group, Inc.	344,783	10,313,768
Descente Ltd.	67,039	1,706,079
DIC Corp.	144,165	2,487,003
Disco Corp.	140,199	27,681,562
DMG Mori Co., Ltd.	172,164	3,146,219
Dowa Holdings Co., Ltd.	78,026	2,509,309
East Japan Railway Co.	603,464	34,122,442
Ebara Corp.	151,147	7,536,326
Eisai Co., Ltd.	442,390	28,132,339
Electric Power Development Co., Ltd.	285,394	4,453,860
ENEOS Holdings, Inc.	4,734,448	17,765,765
Exeo Group, Inc.	152,416	3,244,408
Ezaki Glico Co., Ltd.	84,165	2,221,121
Fancl Corp.	112,824	1,978,111
FANUC Corp.	1,598,868	45,609,773
Fast Retailing Co., Ltd.	260,909	60,000,916
Food & Life Cos., Ltd.	172,366	3,277,778
FP Corp.	75,112	1,444,610
Frontier Real Estate Investment Corp.	820	2,650,067
Fuji Electric Co., Ltd.	209,915	9,912,873
Fuji Kyuko Co., Ltd.	32,887	1,199,505
Fuji Media Holdings, Inc.	91,785	959,239
Fuji Oil Holdings, Inc.	86,161	1,384,873
FUJIFILM Holdings Corp.	602,258	35,634,512
Fujikura Ltd.	437,136	3,624,159
Fujitsu General Ltd.	95,180	1,837,765
Fujitsu Ltd.	297,672	37,223,057
Fukuoka Financial Group, Inc.	277,175	6,562,642
Furukawa Electric Co., Ltd.	108,973	1,875,038
Fuyo General Lease Co., Ltd.	31,698	2,623,628
GLP J-REIT	7,411	6,989,252
GMO internet group, Inc.	93,990	1,522,007
GMO Payment Gateway, Inc.	66,175	4,194,545
Goldwin, Inc.	58,471	4,182,955
GS Yuasa Corp.	130,054	2,470,030
GungHo Online Entertainment, Inc.	58,374	962,107
H.U. Group Holdings, Inc.	91,380	1,655,805
Hakuhodo DY Holdings, Inc.	382,770	3,637,478
Hamamatsu Photonics K.K.	211,896	9,818,665
Hankyu Hanshin Holdings, Inc.	357,506	12,843,057
Harmonic Drive Systems, Inc.	79,756	2,100,933
Haseko Corp.	436,196	5,420,054
Heiwa Corp.	99,919	1,525,706
Hikari Tsushin, Inc.	37,343	6,222,765
Hino Motors Ltd. *	450,515	1,767,278
Hirogin Holdings, Inc.	487,373	3,047,399
Hirose Electric Co., Ltd.	52,013	6,307,583
Hisamitsu Pharmaceutical Co., Inc.	120,900	4,104,048
Hitachi Construction Machinery Co., Ltd.	174,527	5,443,742
Hitachi Ltd.	1,503,798	100,132,691
Honda Motor Co., Ltd.	2,776,153	89,681,269
Horiba Ltd.	68,526	3,568,803
Hoshizaki Corp.	187,470	7,203,401
SECURITY	NUMBER OF SHARES	VALUE ($)
House Foods Group, Inc.	122,029	2,636,132
Hoya Corp.	572,671	63,547,069
Hulic Co., Ltd.	679,889	6,108,423
Ibiden Co., Ltd.	184,694	11,153,825
Idemitsu Kosan Co., Ltd.	394,479	8,386,252
IHI Corp.	212,042	5,288,488
Iida Group Holdings Co., Ltd.	234,801	3,850,585
Industrial & Infrastructure Fund Investment Corp.	3,358	3,367,572
Information Services International-Dentsu Ltd.	34,187	1,369,030
INFRONEER Holdings, Inc.	364,646	3,812,146
Inpex Corp.	1,574,130	22,003,328
Internet Initiative Japan, Inc.	185,680	3,231,879
Invincible Investment Corp.	8,071	3,354,023
Isetan Mitsukoshi Holdings Ltd.	577,933	6,633,417
Isuzu Motors Ltd.	857,463	11,013,881
Ito En Ltd.	94,412	2,794,390
ITOCHU Corp.	2,223,706	83,580,858
Itochu Techno-Solutions Corp.	165,903	4,928,602
Itoham Yonekyu Holdings, Inc.	174,855	972,851
Iwatani Corp.	84,945	4,478,160
Iyogin Holdings, Inc.	436,588	3,034,839
Izumi Co., Ltd.	67,718	1,767,547
J. Front Retailing Co., Ltd.	426,802	4,500,059
Japan Airlines Co., Ltd.	239,488	4,936,659
Japan Airport Terminal Co., Ltd.	86,283	4,093,531
Japan Aviation Electronics Industry Ltd.	66,553	1,403,426
Japan Exchange Group, Inc.	888,548	15,520,676
Japan Hotel REIT Investment Corp.	7,244	3,672,131
Japan Logistics Fund, Inc.	1,462	3,062,884
Japan Metropolitan Fund Invest	11,357	7,629,320
Japan Post Bank Co., Ltd.	2,476,633	19,878,048
Japan Post Holdings Co., Ltd.	3,486,713	26,751,784
Japan Post Insurance Co., Ltd.	325,586	5,249,944
Japan Prime Realty Investment Corp.	1,476	3,741,072
Japan Real Estate Investment Corp.	2,160	8,976,199
Japan Tobacco, Inc.	1,992,497	43,672,480
JCR Pharmaceuticals Co., Ltd.	92,632	811,886
JEOL Ltd.	68,768	2,196,457
JFE Holdings, Inc.	860,458	13,614,486
JGC Holdings Corp.	348,672	4,663,011
JMDC, Inc.	54,094	1,620,015
JSR Corp.	308,255	8,617,631
JTEKT Corp.	387,890	3,515,615
Justsystems Corp.	58,490	1,212,105
Kadokawa Corp.	159,223	3,748,032
Kagome Co., Ltd.	130,840	3,053,847
Kajima Corp.	733,320	12,257,679
Kakaku.com, Inc.	218,653	2,605,783
Kaken Pharmaceutical Co., Ltd.	56,536	1,390,245
Kamigumi Co., Ltd.	146,914	3,311,960
Kandenko Co., Ltd.	162,920	1,493,960
Kaneka Corp.	96,639	2,716,924
Kansai Paint Co., Ltd.	321,573	5,276,903
Kao Corp.	757,596	29,344,258
Katitas Co., Ltd.	76,676	1,224,520
Kawasaki Heavy Industries Ltd.	248,987	6,394,631
Kawasaki Kisen Kaisha Ltd.	372,498	12,501,461
KDDI Corp.	2,670,559	79,336,248
Keihan Holdings Co., Ltd.	164,925	4,710,363
Keikyu Corp.	426,898	3,939,537
Keio Corp.	191,311	6,622,986
Keisei Electric Railway Co., Ltd.	231,800	8,881,275
Kenedix Office Investment Corp.	1,244	2,939,424
Kewpie Corp.	175,067	2,917,884
Keyence Corp.	327,948	136,328,694
See financial notes
32Schwab International Equity ETFs | Annual Report

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Kikkoman Corp.	303,733	17,579,107
Kinden Corp.	193,284	2,657,929
Kintetsu Group Holdings Co., Ltd.	298,740	9,457,655
Kirin Holdings Co., Ltd.	1,237,686	17,394,000
Kobayashi Pharmaceutical Co., Ltd.	102,930	5,091,884
Kobe Bussan Co., Ltd.	240,838	5,995,102
Kobe Steel Ltd.	588,853	7,401,868
Koei Tecmo Holdings Co., Ltd.	247,779	3,850,671
Koito Manufacturing Co., Ltd.	381,722	6,490,729
Kokuyo Co., Ltd.	120,961	1,881,902
Komatsu Ltd.	1,541,813	43,950,434
Konami Group Corp.	156,510	9,090,556
Konica Minolta, Inc.	787,211	2,435,955
Kose Corp.	47,735	3,964,118
Kotobuki Spirits Co., Ltd.	29,642	2,327,218
K's Holdings Corp.	267,062	2,461,773
Kubota Corp.	1,794,858	28,787,261
Kuraray Co., Ltd.	576,110	6,551,156
Kurita Water Industries Ltd.	184,091	7,186,105
Kusuri no Aoki Holdings Co., Ltd.	28,187	1,764,773
Kyocera Corp.	508,935	26,141,539
Kyowa Kirin Co., Ltd.	410,118	7,522,891
Kyudenko Corp.	66,149	2,036,472
Kyushu Electric Power Co., Inc. *	784,820	5,184,874
Kyushu Financial Group, Inc.	657,086	3,222,129
Kyushu Railway Co.	268,372	5,849,122
LaSalle Logiport REIT	2,817	2,877,274
Lasertec Corp.	130,728	20,361,008
Lawson, Inc.	82,191	3,924,234
Lintec Corp.	85,665	1,413,971
Lion Corp.	422,103	4,596,932
Lixil Corp.	434,264	5,442,282
M3, Inc.	711,955	14,199,000
Mabuchi Motor Co., Ltd.	84,267	2,580,943
Makita Corp.	412,386	11,324,788
Mani, Inc.	102,879	1,340,886
Marubeni Corp.	2,575,619	42,185,414
Marui Group Co., Ltd.	327,638	5,676,868
Maruichi Steel Tube Ltd.	104,197	2,711,119
Matsui Securities Co., Ltd.	134,466	739,824
MatsukiyoCocokara & Co.	201,013	11,839,726
Mazda Motor Corp.	938,567	9,879,822
McDonald's Holdings Co., Japan Ltd.	139,500	5,547,996
Mebuki Financial Group, Inc.	1,640,172	4,541,356
Medipal Holdings Corp.	245,350	4,208,119
MEIJI Holdings Co., Ltd.	437,780	10,981,712
Menicon Co., Ltd.	86,077	1,204,079
Mercari, Inc. *	191,872	4,372,918
MINEBEA MITSUMI, Inc.	691,148	11,752,151
MISUMI Group, Inc.	468,926	8,192,556
Mitsubishi Chemical Group Corp.	2,116,428	12,651,903
Mitsubishi Corp.	1,955,584	96,660,937
Mitsubishi Electric Corp.	3,269,662	42,649,230
Mitsubishi Estate Co., Ltd.	1,845,634	23,611,590
Mitsubishi Gas Chemical Co., Inc.	307,773	4,198,490
Mitsubishi HC Capital, Inc.	1,059,360	6,890,188
Mitsubishi Heavy Industries Ltd.	488,978	27,776,543
Mitsubishi Logistics Corp.	102,896	2,735,930
Mitsubishi Materials Corp.	195,645	3,287,739
Mitsubishi Motors Corp.	1,071,709	4,215,872
Mitsubishi UFJ Financial Group, Inc.	19,535,884	156,128,729
Mitsui & Co., Ltd.	2,486,196	92,763,792
Mitsui Chemicals, Inc.	290,238	7,886,675
Mitsui Fudosan Co., Ltd.	1,488,500	32,635,862
Mitsui Fudosan Logistics Park, Inc.	878	2,988,282
Mitsui High-Tec, Inc.	38,399	2,611,190
Mitsui Mining & Smelting Co., Ltd.	92,669	2,369,159
Mitsui O.S.K. Lines Ltd.	561,536	15,567,258
SECURITY	NUMBER OF SHARES	VALUE ($)
Miura Co., Ltd.	165,053	3,814,976
Mizuho Financial Group, Inc.	4,290,320	71,021,542
Money Forward, Inc. *	74,732	2,815,572
MonotaRO Co., Ltd.	392,127	4,638,134
Mori Hills Reit Investment Corp.	2,647	2,667,273
Morinaga & Co., Ltd.	67,466	2,452,846
Morinaga Milk Industry Co., Ltd.	65,598	2,686,371
MS&AD Insurance Group Holdings, Inc.	757,485	27,263,945
Murata Manufacturing Co., Ltd.	939,929	52,844,173
Nabtesco Corp.	184,486	3,496,218
Nagase & Co., Ltd.	185,947	3,191,823
Nagoya Railroad Co., Ltd.	327,795	5,266,425
Nankai Electric Railway Co., Ltd.	180,149	3,786,489
NEC Corp.	427,551	22,572,085
NEC Networks & System Integration Corp.	109,040	1,455,265
NET One Systems Co., Ltd.	156,854	3,075,991
Nexon Co., Ltd.	661,006	13,425,798
NGK Insulators Ltd.	432,839	5,749,979
NH Foods Ltd.	163,577	5,076,353
NHK Spring Co., Ltd.	279,721	2,173,057
Nichirei Corp.	175,232	4,147,745
Nidec Corp.	865,429	45,368,370
Nifco, Inc.	140,885	4,161,181
Nihon Kohden Corp.	129,221	3,442,106
Nihon M&A Center Holdings, Inc.	434,530	2,417,919
Nikon Corp.	504,340	5,452,699
Nintendo Co., Ltd.	1,760,138	75,768,691
Nippon Accommodations Fund, Inc.	744	3,357,544
Nippon Building Fund, Inc.	2,527	10,674,898
Nippon Electric Glass Co., Ltd.	135,226	2,388,062
Nippon Express Holdings, Inc.	113,668	5,909,627
Nippon Kayaku Co., Ltd.	288,293	2,585,201
Nippon Paint Holdings Co., Ltd.	1,694,749	13,107,720
Nippon Prologis REIT, Inc.	3,943	7,932,855
Nippon Sanso Holdings Corp.	238,010	5,749,776
Nippon Shinyaku Co., Ltd.	84,253	3,703,231
Nippon Shokubai Co., Ltd.	54,902	2,091,846
Nippon Steel Corp.	1,387,213	32,844,889
Nippon Telegraph & Telephone Corp.	47,769,130	55,222,341
Nippon Yusen K.K.	816,662	21,798,596
Nipro Corp.	201,342	1,670,647
Nishi-Nippon Railroad Co., Ltd.	118,511	2,215,798
Nissan Chemical Corp.	220,942	9,482,059
Nissan Motor Co., Ltd.	3,189,500	13,600,588
Nisshin Seifun Group, Inc.	434,538	5,732,254
Nissin Foods Holdings Co., Ltd.	113,947	9,955,736
Niterra Co., Ltd.	324,189	7,537,725
Nitori Holdings Co., Ltd.	126,163	14,402,782
Nitto Denko Corp.	240,786	16,454,854
Noevir Holdings Co., Ltd.	27,177	1,062,178
NOF Corp.	112,938	5,098,249
NOK Corp.	202,005	2,836,825
Nomura Holdings, Inc.	5,055,520	19,592,158
Nomura Real Estate Holdings, Inc.	172,691	4,350,933
Nomura Real Estate Master Fund, Inc.	7,424	8,725,119
Nomura Research Institute Ltd.	711,685	20,458,163
NS Solutions Corp.	58,998	1,600,729
NSK Ltd.	725,000	4,229,436
NTT Data Group Corp.	1,050,581	14,151,110
Obayashi Corp.	1,129,251	10,231,013
OBIC Business Consultants Co., Ltd.	43,240	1,856,304
Obic Co., Ltd.	111,205	19,348,303
Odakyu Electric Railway Co., Ltd.	515,430	7,668,519
Oji Holdings Corp.	1,442,945	5,907,169
OKUMA Corp.	45,225	2,123,247
See financial notes
Schwab International Equity ETFs | Annual Report33

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Olympus Corp.	2,083,303	28,197,607
Omron Corp.	303,653	14,679,464
Ono Pharmaceutical Co., Ltd.	699,182	13,262,294
Open House Group Co., Ltd.	115,348	3,902,904
Oracle Corp. Japan	55,016	3,843,203
Orient Corp.	101,849	773,041
Oriental Land Co., Ltd.	1,586,523	57,201,355
ORIX Corp.	1,963,638	36,687,127
Orix JREIT, Inc.	4,271	5,312,897
Osaka Gas Co., Ltd.	663,901	10,625,335
OSG Corp.	137,105	1,731,882
Otsuka Corp.	168,876	7,534,084
Otsuka Holdings Co., Ltd.	816,814	31,116,189
PALTAC Corp.	50,097	1,652,752
Pan Pacific International Holdings Corp.	667,547	13,317,926
Panasonic Holdings Corp.	3,608,299	41,626,117
Park24 Co., Ltd. *	226,029	3,192,057
Penta-Ocean Construction Co., Ltd.	490,854	2,920,140
PeptiDream, Inc. *	148,848	1,910,890
Persol Holdings Co., Ltd.	304,774	5,223,142
Pigeon Corp.	184,649	2,142,200
Pola Orbis Holdings, Inc.	127,069	1,641,332
Rakus Co., Ltd.	158,508	2,581,464
Rakuten Group, Inc.	1,820,317	7,105,719
Recruit Holdings Co., Ltd.	2,234,903	80,133,212
Relo Group, Inc.	173,856	2,038,481
Renesas Electronics Corp. *	2,001,114	33,682,933
Rengo Co., Ltd.	373,557	2,539,731
RENOVA, Inc. *	73,833	700,370
Resona Holdings, Inc.	3,596,850	19,080,587
Resonac Holdings Corp.	297,936	4,852,191
Resorttrust, Inc.	104,075	1,669,947
Ricoh Co., Ltd.	943,236	7,696,977
Rinnai Corp.	180,057	3,489,582
Rohm Co., Ltd.	136,731	11,429,861
Rohto Pharmaceutical Co., Ltd.	324,670	8,467,713
Ryohin Keikaku Co., Ltd.	390,702	5,041,273
Sankyo Co., Ltd.	67,952	2,961,538
Sankyu, Inc.	81,602	2,849,638
Sanrio Co., Ltd.	92,277	4,812,082
Santen Pharmaceutical Co., Ltd.	560,880	5,218,340
Sanwa Holdings Corp.	312,076	4,755,577
Sapporo Holdings Ltd.	110,107	3,376,156
Sawai Group Holdings Co., Ltd.	65,140	2,093,107
SBI Holdings, Inc.	405,481	8,287,315
SBI Shinsei Bank Ltd.	89,307	1,733,569
SCREEN Holdings Co., Ltd.	64,477	6,576,800
SCSK Corp.	220,281	3,822,027
Secom Co., Ltd.	316,454	22,160,583
Sega Sammy Holdings, Inc.	262,714	5,248,505
Seibu Holdings, Inc.	338,201	3,578,656
Seiko Epson Corp.	469,226	7,356,584
Seino Holdings Co., Ltd.	229,888	3,351,563
Sekisui Chemical Co., Ltd.	551,917	8,476,742
Sekisui House Ltd.	921,700	18,806,263
Sekisui House REIT, Inc.	6,808	3,932,773
Seven & i Holdings Co., Ltd.	1,288,610	52,939,358
Seven Bank Ltd.	1,136,235	2,417,870
SG Holdings Co., Ltd.	695,712	10,054,457
Sharp Corp. *	334,695	2,061,943
SHIFT, Inc. *	18,148	3,739,671
Shikoku Electric Power Co., Inc. *	263,950	1,903,682
Shimadzu Corp.	451,884	13,303,395
Shimamura Co., Ltd.	37,826	3,899,909
Shimano, Inc.	127,178	18,694,297
Shimizu Corp.	915,985	6,164,031
Shin-Etsu Chemical Co., Ltd.	3,249,873	104,002,186
SECURITY	NUMBER OF SHARES	VALUE ($)
Shinko Electric Industries Co., Ltd.	113,227	4,647,763
Shionogi & Co., Ltd.	443,149	19,532,831
Ship Healthcare Holdings, Inc.	132,076	2,246,703
Shiseido Co., Ltd.	646,197	26,258,897
Shizuoka Financial Group, Inc.	849,316	6,913,071
SHO-BOND Holdings Co., Ltd.	75,105	3,027,208
Shochiku Co., Ltd.	13,106	992,954
Skylark Holdings Co., Ltd. *	366,964	5,135,757
SMC Corp.	93,246	45,218,722
SMS Co., Ltd.	86,806	1,675,481
Socionext, Inc.	56,557	7,012,081
Softbank Corp.	4,645,356	53,286,702
SoftBank Group Corp.	1,635,864	73,542,809
Sohgo Security Services Co., Ltd.	546,510	3,486,237
Sojitz Corp.	387,905	8,345,080
Sompo Holdings, Inc.	521,253	22,724,819
Sony Group Corp.	2,074,780	173,082,413
Sotetsu Holdings, Inc.	128,070	2,504,484
Square Enix Holdings Co., Ltd.	126,785	4,815,888
Stanley Electric Co., Ltd.	257,380	4,523,177
Subaru Corp.	1,013,873	19,565,726
Sugi Holdings Co., Ltd.	56,883	2,554,919
SUMCO Corp.	565,920	7,568,405
Sumitomo Bakelite Co., Ltd.	54,714	2,590,539
Sumitomo Chemical Co., Ltd.	2,566,449	7,111,348
Sumitomo Corp.	1,857,616	38,266,239
Sumitomo Electric Industries Ltd.	1,299,975	15,943,300
Sumitomo Forestry Co., Ltd.	234,847	6,623,497
Sumitomo Heavy Industries Ltd.	189,998	4,767,405
Sumitomo Metal Mining Co., Ltd.	390,244	12,115,966
Sumitomo Mitsui Financial Group, Inc.	2,148,670	98,604,006
Sumitomo Mitsui Trust Holdings, Inc.	597,441	22,369,412
Sumitomo Pharma Co., Ltd.	272,486	951,740
Sumitomo Realty & Development Co., Ltd.	663,075	16,983,938
Sumitomo Rubber Industries Ltd.	285,759	3,017,855
Sundrug Co., Ltd.	110,580	3,268,371
Suntory Beverage & Food Ltd.	210,618	6,819,750
Suzuken Co., Ltd.	111,816	3,316,423
Suzuki Motor Corp.	757,347	29,834,015
Sysmex Corp.	316,525	16,851,910
T&D Holdings, Inc.	823,695	13,089,387
Taiheiyo Cement Corp.	181,930	3,492,141
Taisei Corp.	295,603	9,955,294
Taisho Pharmaceutical Holdings Co., Ltd.	72,570	3,006,781
Taiyo Yuden Co., Ltd.	202,730	5,649,453
Takara Bio, Inc.	120,190	1,178,908
Takara Holdings, Inc.	299,655	2,588,290
Takashimaya Co., Ltd.	229,805	3,452,166
Takeda Pharmaceutical Co., Ltd.	2,550,785	78,984,365
TBS Holdings, Inc.	60,647	1,073,304
TDK Corp.	598,655	21,851,514
TechnoPro Holdings, Inc.	182,032	4,471,247
Teijin Ltd.	302,589	3,076,084
Terumo Corp.	1,083,941	32,856,624
The Bank of Kyoto Ltd.	119,157	6,893,157
The Chiba Bank Ltd.	1,021,573	7,308,227
The Chugoku Electric Power Co., Inc. *	507,958	3,351,263
The Hachijuni Bank Ltd.	758,096	4,089,245
The Japan Steel Works Ltd.	103,713	2,101,544
The Kansai Electric Power Co., Inc.	1,215,066	17,309,798
The Yokohama Rubber Co., Ltd.	227,861	4,639,859
THK Co., Ltd.	194,185	3,555,312
TIS, Inc.	398,845	9,416,013
Tobu Railway Co., Ltd.	340,193	9,330,567
Toda Corp.	417,887	2,351,718
See financial notes
34Schwab International Equity ETFs | Annual Report

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Toei Animation Co., Ltd. (a)	9,232	779,347
Toho Co., Ltd.	180,558	6,889,444
Toho Gas Co., Ltd.	153,224	2,746,949
Tohoku Electric Power Co., Inc. *	793,750	5,550,280
Tokai Carbon Co., Ltd.	319,087	2,524,905
Tokio Marine Holdings, Inc.	3,134,788	69,484,912
Tokyo Century Corp.	102,270	3,933,164
Tokyo Electric Power Co. Holdings, Inc. *	2,597,446	11,418,521
Tokyo Electron Ltd.	749,777	111,113,362
Tokyo Gas Co., Ltd.	698,763	16,208,556
Tokyo Ohka Kogyo Co., Ltd.	63,240	4,283,909
Tokyo Tatemono Co., Ltd.	327,574	4,308,852
Tokyu Corp.	1,152,943	14,575,620
Tokyu Fudosan Holdings Corp.	1,021,090	6,357,922
Toppan, Inc.	445,639	10,777,861
Toray Industries, Inc.	2,518,443	13,598,572
Toshiba Corp.	701,198	22,165,149
Toshiba TEC Corp.	39,536	962,703
Tosoh Corp.	463,994	6,010,871
TOTO Ltd.	240,188	6,591,002
Toyo Seikan Group Holdings Ltd.	249,489	4,519,027
Toyo Suisan Kaisha Ltd.	147,820	6,104,295
Toyo Tire Corp.	166,250	2,508,281
Toyoda Gosei Co., Ltd.	127,976	2,768,118
Toyota Boshoku Corp.	103,965	1,969,183
Toyota Industries Corp.	266,320	18,841,886
Toyota Motor Corp.	20,072,502	346,755,109
Toyota Tsusho Corp.	371,345	22,178,417
Trend Micro, Inc.	192,720	8,192,768
TS Tech Co., Ltd.	144,174	1,707,291
Tsumura & Co.	118,934	2,245,356
Tsuruha Holdings, Inc.	62,829	4,600,454
UBE Corp.	174,034	2,937,724
Ulvac, Inc.	83,100	3,227,306
Unicharm Corp.	651,026	25,990,062
United Urban Investment Corp.	4,993	5,367,342
Ushio, Inc.	166,661	2,102,938
USS Co., Ltd.	348,968	6,099,180
Welcia Holdings Co., Ltd.	166,476	3,061,713
West Japan Railway Co.	387,564	16,781,972
Workman Co., Ltd. (a)	73,356	2,650,359
Yakult Honsha Co., Ltd.	220,148	11,543,839
Yamada Holdings Co., Ltd.	1,014,930	3,192,897
Yamaguchi Financial Group, Inc.	317,335	2,523,030
Yamaha Corp.	254,847	7,875,514
Yamaha Motor Co., Ltd.	507,520	13,173,871
Yamato Holdings Co., Ltd.	537,030	10,094,327
Yamato Kogyo Co., Ltd.	55,603	2,684,191
Yamazaki Baking Co., Ltd.	203,495	3,857,159
Yaoko Co., Ltd.	37,175	1,960,570
Yaskawa Electric Corp.	431,674	16,963,334
Yokogawa Electric Corp.	397,630	7,889,235
Z Holdings Corp.	4,326,061	13,009,235
Zenkoku Hosho Co., Ltd.	78,058	2,706,039
Zensho Holdings Co., Ltd.	163,936	7,731,460
Zeon Corp.	245,872	2,711,457
ZOZO, Inc.	177,943	3,556,171
		6,840,287,533

Netherlands 3.7%
Aalberts N.V.	163,330	6,808,947
ABN AMRO Bank N.V., GDR	666,324	9,831,830
Adyen N.V. *	49,281	41,318,800
Aegon N.V.	2,965,832	15,257,894
Akzo Nobel N.V.	284,813	23,196,493
Allfunds Group plc	579,951	3,443,090
SECURITY	NUMBER OF SHARES	VALUE ($)
ArcelorMittal S.A.	788,707	20,998,243
ASM International N.V.	77,982	37,680,723
ASML Holding N.V.	664,156	438,199,570
ASR Nederland N.V.	242,533	10,626,721
BE Semiconductor Industries N.V.	127,268	14,655,624
CTP N.V.	181,633	2,582,473
DSM-Firmenich AG	289,897	26,791,565
EXOR N.V.	179,506	15,925,142
Heineken Holding N.V.	222,793	17,869,635
Heineken N.V.	468,809	45,702,367
IMCD N.V.	95,219	13,150,768
ING Groep N.V.	5,891,131	83,760,581
InPost S.A. *	342,620	4,036,568
JDE Peet's N.V.	198,775	5,540,213
Just Eat Takeaway.com N.V. *	332,633	4,694,023
Koninklijke Ahold Delhaize N.V.	1,628,520	53,334,727
Koninklijke KPN N.V.	5,451,436	19,093,238
Koninklijke Philips N.V.	1,543,059	34,834,980
Koninklijke Vopak N.V.	110,552	3,994,387
NN Group N.V.	498,669	19,246,148
OCI N.V. *	159,853	4,052,876
Prosus N.V. *	1,196,271	82,810,192
Randstad N.V.	184,337	10,839,799
Signify N.V.	211,576	6,002,632
Universal Music Group N.V.	1,249,593	31,044,458
Wolters Kluwer N.V.	422,866	51,036,074
		1,158,360,781

New Zealand 0.3%
Air New Zealand Ltd. *	2,393,213	1,147,156
Auckland International Airport Ltd. *	1,999,820	9,300,093
Contact Energy Ltd.	1,356,121	6,758,794
EBOS Group Ltd.	267,010	6,033,713
Fisher & Paykel Healthcare Corp., Ltd.	980,188	13,254,759
Fletcher Building Ltd.	1,254,591	3,608,234
Infratil Ltd.	1,387,157	8,334,165
Kiwi Property Group Ltd.	2,600,622	1,370,458
Mainfreight Ltd.	136,293	5,320,566
Mercury NZ Ltd.	1,098,159	4,057,442
Meridian Energy Ltd.	2,115,706	6,758,812
Ryman Healthcare Ltd.	1,021,234	4,037,743
SKYCITY Entertainment Group Ltd.	1,380,619	1,948,353
Spark New Zealand Ltd.	3,137,051	9,479,883
The a2 Milk Co., Ltd. *	1,240,502	3,693,285
		85,103,456

Norway 0.6%
Adevinta A.S.A. *	468,260	3,336,806
Aker A.S.A., A Shares	40,649	2,506,850
Aker BP A.S.A.	507,782	13,776,800
AutoStore Holdings Ltd. *	1,228,181	2,104,863
DNB Bank A.S.A.	1,725,086	34,154,178
Equinor A.S.A.	1,563,439	48,238,549
Gjensidige Forsikring A.S.A.	297,977	4,636,128
Kongsberg Gruppen A.S.A.	123,199	5,105,326
Leroy Seafood Group A.S.A.	417,762	1,728,835
Mowi A.S.A.	731,494	13,272,196
Nordic Semiconductor A.S.A. *	321,512	3,932,323
Norsk Hydro A.S.A.	2,239,074	12,440,294
Orkla A.S.A.	1,275,322	9,744,920
Salmar A.S.A.	106,413	5,202,029
Schibsted A.S.A., A Shares	131,289	2,795,576
Schibsted A.S.A., B Shares	162,031	3,186,651
Telenor A.S.A.	1,054,697	11,293,437
Tomra Systems A.S.A.	418,659	5,752,200
Var Energi A.S.A.	689,196	1,999,463
See financial notes
Schwab International Equity ETFs | Annual Report35

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Yara International A.S.A.	271,826	9,938,107
		195,145,531

Poland 0.2%
Allegro.eu S.A. *	765,987	6,137,189
Bank Polska Kasa Opieki S.A.	263,496	6,898,688
Dino Polska S.A. *	81,656	7,507,300
KGHM Polska Miedz S.A.	228,222	6,318,503
LPP S.A.	1,940	6,533,746
ORLEN S.A.	960,372	14,692,497
Pepco Group N.V. *	261,083	2,050,020
Powszechna Kasa Oszczednosci Bank Polski S.A. *	1,424,636	12,911,169
Powszechny Zaklad Ubezpieczen S.A.	950,997	9,537,084
Santander Bank Polska S.A. *	47,700	4,300,957
		76,887,153

Portugal 0.2%
EDP - Energias de Portugal S.A.	5,011,752	22,878,552
EDP Renovaveis S.A.	411,232	7,545,218
Galp Energia, SGPS, S.A.	849,174	11,709,573
Jeronimo Martins, SGPS, S.A.	468,418	11,947,338
		54,080,681

Republic of Korea 4.2%
Alteogen, Inc. *	60,619	2,075,286
Amorepacific Corp.	52,006	5,268,472
AMOREPACIFIC Group	49,136	1,250,937
BGF retail Co., Ltd.	14,359	1,699,071
BNK Financial Group, Inc.	489,102	2,523,681
Celltrion Healthcare Co., Ltd.	165,347	8,093,778
Celltrion Pharm, Inc. *	33,668	1,749,946
Celltrion, Inc.	180,961	19,701,372
Cheil Worldwide, Inc.	109,114	1,556,118
CJ CheilJedang Corp.	13,402	3,031,737
CJ Corp.	20,569	1,094,005
CJ ENM Co., Ltd. *	17,783	783,031
CJ Logistics Corp.	12,531	748,020
Coway Co., Ltd.	91,845	3,001,857
Daewoo Engineering & Construction Co., Ltd. *	330,120	1,148,895
DB Insurance Co., Ltd.	76,227	4,711,743
DGB Financial Group, Inc.	269,604	1,529,813
DL E&C Co., Ltd.	51,796	1,214,811
DL Holdings Co., Ltd.	19,289	557,473
Dongsuh Cos., Inc.	53,803	729,042
Doosan Bobcat, Inc.	80,350	3,270,535
Doosan Enerbility Co., Ltd. *	694,598	9,574,863
Ecopro BM Co., Ltd.	78,288	19,220,319
E-MART, Inc.	33,151	1,850,988
F&F Co., Ltd.	25,234	1,966,410
Fila Holdings Corp.	81,392	2,333,843
Green Cross Corp.	9,021	789,657
GS Engineering & Construction Corp.	108,060	1,187,904
GS Holdings Corp.	60,608	1,721,831
GS Retail Co., Ltd.	61,985	1,109,094
Hana Financial Group, Inc.	470,235	14,070,584
Hanjin Kal Corp.	52,911	1,779,379
Hankook Tire & Technology Co., Ltd.	118,766	3,481,886
Hanmi Pharm Co., Ltd.	12,762	2,843,510
Hanmi Science Co., Ltd.	43,969	1,197,567
Hanon Systems	285,788	1,969,759
Hanwha Aerospace Co., Ltd.	60,595	5,235,445
Hanwha Corp.	97,564	1,845,357
Hanwha Galleria Co. Ltd. *	185,485	185,380
SECURITY	NUMBER OF SHARES	VALUE ($)
Hanwha Life Insurance Co., Ltd. *	480,571	914,421
Hanwha Ocean Co., Ltd. *	79,508	2,306,890
Hanwha Solutions Corp. *	183,808	5,068,887
HD Hyundai Co., Ltd.	68,552	3,065,196
HD Hyundai Heavy Industries Co., Ltd. *	32,360	3,202,336
HD Hyundai Infracore Co., Ltd.	249,131	1,984,755
HD Korea Shipbuilding & Offshore Engineering Co., Ltd. *	74,730	6,993,835
Hite Jinro Co., Ltd.	55,312	812,261
HL Mando Co., Ltd.	54,151	1,716,608
HLB, Inc. *	196,361	4,285,996
HMM Co., Ltd.	493,991	6,226,510
Hotel Shilla Co., Ltd.	53,082	3,542,147
HYBE Co., Ltd. *	29,157	5,569,996
Hyundai Department Store Co., Ltd.	26,242	1,377,866
Hyundai Engineering & Construction Co., Ltd.	125,169	3,361,831
Hyundai Glovis Co., Ltd.	29,149	3,804,201
Hyundai Marine & Fire Insurance Co., Ltd.	89,670	2,052,217
Hyundai Mipo Dockyard Co., Ltd. *	55,878	3,847,095
Hyundai Mobis Co., Ltd.	102,874	17,979,114
Hyundai Motor Co.	231,087	33,061,132
Hyundai Steel Co.	138,122	3,782,876
Hyundai Wia Corp.	27,566	1,201,287
Industrial Bank of Korea	492,724	4,011,129
Kakao Corp.	545,344	19,845,694
Kakao Games Corp. *	65,882	1,418,077
KakaoBank Corp.	353,698	7,051,214
Kakaopay Corp. *	33,830	1,158,167
Kangwon Land, Inc.	172,848	2,028,275
KB Financial Group, Inc.	653,755	26,758,574
KCC Corp.	6,714	1,109,899
KEPCO Plant Service & Engineering Co., Ltd.	36,107	916,505
Kia Corp.	417,793	25,350,481
Korea Aerospace Industries Ltd.	119,864	4,588,703
Korea Electric Power Corp. *	419,282	5,652,813
Korea Gas Corp. *	40,000	759,599
Korea Investment Holdings Co., Ltd.	58,966	2,319,828
Korea Zinc Co., Ltd.	16,918	6,745,441
Korean Air Lines Co., Ltd.	302,359	5,215,650
Krafton, Inc. *	46,945	5,505,183
KT&G Corp.	173,329	11,395,718
Kumho Petrochemical Co., Ltd.	26,620	2,513,468
L&F Co., Ltd.	41,086	6,683,178
LG Chem Ltd.	79,295	34,975,589
LG Corp.	148,484	9,223,027
LG Display Co., Ltd. *	373,182	3,783,347
LG Electronics, Inc.	184,279	13,732,916
LG Energy Solution Ltd. *	61,184	25,181,839
LG H&H Co., Ltd.	15,699	5,517,069
LG Innotek Co., Ltd.	22,256	4,546,336
LG Uplus Corp.	346,120	2,736,489
Lotte Chemical Corp.	31,451	3,250,393
Lotte Chilsung Beverage Co., Ltd.	3,846	377,980
Lotte Corp.	40,618	766,725
Lotte Energy Materials Corp.	37,693	1,388,802
LOTTE Fine Chemical Co., Ltd.	19,190	876,925
Lotte Shopping Co., Ltd.	18,985	1,019,811
LS Corp.	29,828	2,416,931
Meritz Financial Group, Inc. *	167,583	6,935,343
Mirae Asset Securities Co., Ltd.	554,595	2,794,479
NAVER Corp.	238,175	38,652,194
NCSoft Corp.	30,479	5,799,484
Netmarble Corp. *	37,095	1,202,588
See financial notes
36Schwab International Equity ETFs | Annual Report

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
NH Investment & Securities Co., Ltd.	253,457	1,975,114
NHN Corp. *	32,330	635,960
NongShim Co., Ltd.	5,505	1,909,622
Oci Co., Ltd. *	8,922	861,318
OCI Holdings Co., Ltd.	19,692	1,372,145
Orion Corp.	37,123	3,420,905
Ottogi Corp.	2,455	683,518
Pan Ocean Co., Ltd.	405,844	1,369,445
Paradise Co., Ltd. *	65,435	834,182
Pearl Abyss Corp. *	57,239	2,091,654
POSCO Future M Co., Ltd.	49,042	16,678,176
POSCO Holdings, Inc.	125,998	55,194,131
Posco International Corp.	93,647	5,611,381
S-1 Corp.	31,781	1,341,691
Samsung Biologics Co., Ltd. *	28,521	15,903,141
Samsung C&T Corp.	136,134	10,783,605
Samsung Card Co., Ltd.	58,747	1,331,169
Samsung Electro-Mechanics Co., Ltd.	89,053	9,122,585
Samsung Electronics Co., Ltd.	7,928,032	401,275,083
Samsung Engineering Co., Ltd. *	258,765	6,656,334
Samsung Fire & Marine Insurance Co., Ltd.	56,762	10,585,839
Samsung Heavy Industries Co., Ltd. *	1,055,331	7,034,209
Samsung Life Insurance Co., Ltd.	119,505	6,112,002
Samsung SDI Co., Ltd.	90,213	41,907,155
Samsung SDS Co., Ltd.	62,186	6,680,849
Samsung Securities Co., Ltd.	100,197	2,831,366
SD Biosensor, Inc.	53,446	505,852
Seegene, Inc.	43,796	735,594
Shin Poong Pharmaceutical Co., Ltd. *	57,310	779,598
Shinhan Financial Group Co., Ltd.	797,340	21,445,385
Shinsegae, Inc.	10,836	1,664,239
SK Biopharmaceuticals Co., Ltd. *	49,814	3,229,854
SK Bioscience Co., Ltd. *	39,363	2,185,923
SK Chemicals Co., Ltd.	13,926	662,716
SK Hynix, Inc.	900,549	82,986,093
SK IE Technology Co., Ltd. *	43,948	3,002,462
SK Innovation Co., Ltd. *	93,625	12,573,057
SK Networks Co., Ltd.	178,653	974,532
SK Square Co., Ltd. *	157,962	5,389,889
SK, Inc.	57,296	6,263,871
SKC Co., Ltd.	32,726	2,265,503
S-Oil Corp.	65,364	3,610,041
Solus Advanced Materials Co., Ltd.	24,158	597,667
SSANGYONG C&E Co., Ltd.	202,732	843,598
Wemade Co., Ltd.	25,037	683,817
Woori Financial Group, Inc.	1,133,877	10,217,118
Yuhan Corp.	87,815	4,836,718
		1,340,122,825

Singapore 1.1%
CapitaLand Ascendas REIT	5,640,753	11,569,704
CapitaLand Ascott Trust	3,592,014	2,579,973
CapitaLand Integrated Commercial Trust	8,391,867	11,868,542
CapitaLand Investment Ltd.	4,267,750	10,238,808
City Developments Ltd.	807,423	3,993,769
ComfortDelGro Corp., Ltd.	3,592,317	3,378,188
DBS Group Holdings Ltd.	3,050,162	75,209,474
Frasers Logistics & Commercial Trust	4,940,664	4,390,075
Genting Singapore Ltd.	9,608,980	6,225,737
Hutchison Port Holdings Trust, Class U	8,667,934	1,438,877
Jardine Cycle & Carriage Ltd.	165,120	4,086,124
Keppel Corp., Ltd.	2,319,703	11,920,577
Keppel DC REIT	2,164,200	3,525,539
Keppel REIT	3,861,072	2,473,030
SECURITY	NUMBER OF SHARES	VALUE ($)
Mapletree Industrial Trust	3,240,841	5,519,389
Mapletree Logistics Trust	5,749,826	7,152,690
Mapletree Pan Asia Commercial Trust	3,727,985	4,195,881
NetLink NBN Trust	4,987,374	3,194,431
Olam Group Ltd.	1,944,808	1,800,081
Oversea-Chinese Banking Corp., Ltd.	5,871,212	54,560,319
SATS Ltd. *	1,461,240	2,802,378
Seatrium Ltd. *	65,455,368	7,027,789
Sembcorp Industries Ltd.	1,484,453	5,880,654
SIA Engineering Co., Ltd.	369,959	657,461
Singapore Airlines Ltd.	2,130,983	10,840,321
Singapore Exchange Ltd.	1,430,111	10,197,682
Singapore Post Ltd.	2,312,324	847,538
Singapore Technologies Engineering Ltd.	2,624,866	7,405,212
Singapore Telecommunications Ltd.	12,582,755	22,174,718
StarHub Ltd.	973,372	735,164
Suntec Real Estate Investment Trust	3,513,357	3,147,843
United Overseas Bank Ltd.	2,027,226	42,691,083
UOL Group Ltd.	859,420	4,225,508
Venture Corp., Ltd.	451,960	4,387,409
Wilmar International Ltd.	3,435,695	9,616,384
		361,958,352

Spain 2.2%
Acciona S.A.	38,067	5,447,516
ACS, Actividades de Construccion y Servicios S.A.	372,359	13,090,086
Aena SME S.A.	117,618	18,510,216
Amadeus IT Group S.A.	754,701	51,849,950
Banco Bilbao Vizcaya Argentaria S.A.	10,015,428	78,983,179
Banco Santander S.A.	26,837,042	104,917,530
Bankinter S.A.	1,134,053	7,281,674
CaixaBank S.A.	6,391,741	25,903,783
Cellnex Telecom S.A. *	941,469	36,070,356
Corp. ACCIONA Energias Renovables S.A.	97,717	2,910,207
Enagas S.A.	418,129	7,145,336
Endesa S.A.	526,979	10,970,126
Ferrovial SE	813,226	25,817,063
Grifols S.A. *	558,073	7,659,132
Iberdrola S.A.	10,222,647	121,602,813
Industria de Diseno Textil S.A.	1,761,422	67,599,795
Inmobiliaria Colonial Socimi S.A.	571,440	3,479,391
Mapfre S.A.	1,702,007	3,604,029
Merlin Properties Socimi S.A.	551,579	4,950,886
Naturgy Energy Group S.A.	228,719	6,637,940
Redeia Corp. S.A.	749,371	12,204,011
Repsol S.A.	2,144,510	33,097,666
Telefonica S.A.	8,367,056	34,726,440
		684,459,125

Sweden 2.5%
Alfa Laval AB	520,636	18,315,143
Assa Abloy AB, B Shares	1,635,081	36,868,053
Atlas Copco AB, A Shares	4,277,796	56,627,597
Atlas Copco AB, B Shares	2,542,661	29,339,557
Axfood AB	177,784	4,297,704
Beijer Ref AB	616,925	7,087,660
Boliden AB	463,367	12,337,524
Castellum AB	723,988	7,735,833
Electrolux AB, B Shares	370,877	4,086,458
Epiroc AB, A Shares	1,060,920	20,404,730
Epiroc AB, B Shares	615,263	10,091,529
EQT AB	568,504	11,463,637
Essity AB, B Shares	1,022,359	23,873,935
See financial notes
Schwab International Equity ETFs | Annual Report37

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Evolution AB	307,361	33,296,342
Fastighets AB Balder, B Shares *	1,109,683	5,320,447
Getinge AB, B Shares	372,197	6,470,169
H & M Hennes & Mauritz AB, B Shares	1,114,242	17,042,462
Hexagon AB, B Shares	3,593,407	32,127,649
Holmen AB, B Shares	156,940	5,955,175
Husqvarna AB, B Shares	706,232	6,094,935
Industrivarden AB, A Shares	186,923	4,877,113
Industrivarden AB, C Shares	272,226	7,090,371
Indutrade AB	469,629	9,036,688
Investment AB Latour, B Shares	235,997	4,298,633
Investor AB, A Shares	826,955	15,806,691
Investor AB, B Shares	2,761,616	53,240,407
Kinnevik AB, B Shares *	410,388	4,832,878
L E Lundbergfortagen AB, B Shares	119,352	4,859,142
Lifco AB, B Shares	385,557	7,070,370
Nibe Industrier AB, B Shares	2,488,888	18,679,332
Saab AB, B Shares	152,124	8,038,333
Sagax AB, B Shares	319,183	6,648,978
Sandvik AB	1,801,273	34,117,574
Securitas AB, B Shares	811,136	6,612,115
Skandinaviska Enskilda Banken AB, A Shares	2,754,506	31,985,264
Skanska AB, B Shares	597,038	8,756,637
SKF AB, B Shares	642,265	10,425,904
SSAB AB, A Shares	285,788	1,641,665
SSAB AB, B Shares	1,200,506	6,652,728
Svenska Cellulosa AB, S.C.A., B Shares	987,185	13,162,587
Svenska Handelsbanken AB, A Shares	2,542,321	21,211,741
Sweco AB, B Shares	330,207	3,220,678
Swedbank AB, A Shares	1,716,063	30,427,094
Swedish Orphan Biovitrum AB *	269,610	5,210,045
Tele2 AB, B Shares	922,615	6,516,502
Telefonaktiebolaget LM Ericsson, B Shares	4,947,638	25,452,328
Telia Co. AB	4,211,179	8,503,198
Trelleborg AB, B Shares	384,527	9,776,557
Volvo AB, A Shares	364,308	7,465,887
Volvo AB, B Shares	2,531,910	51,147,361
Volvo Car AB, B Shares *	898,670	3,424,005
		779,025,345

Switzerland 8.2%
ABB Ltd.	2,506,714	95,614,146
Adecco Group AG	265,081	11,443,576
Alcon, Inc.	823,763	68,941,479
Bachem Holding AG	57,581	5,388,134
Baloise Holding AG	74,934	11,724,743
Banque Cantonale Vaudoise	48,503	5,260,784
Barry Callebaut AG	5,982	10,443,526
Belimo Holding AG	15,338	8,088,809
BKW AG	29,621	5,097,529
Chocoladefabriken Lindt & Spruengli AG	165	19,465,610
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	1,793	21,457,130
Cie Financiere Richemont S.A., Class A	859,153	122,173,356
Clariant AG *	381,617	6,368,565
DKSH Holding AG	59,787	4,575,829
Emmi AG	3,544	3,819,856
EMS-Chemie Holding AG	11,713	8,812,101
Flughafen Zuerich AG	30,700	6,329,431
SECURITY	NUMBER OF SHARES	VALUE ($)
Geberit AG	55,785	28,964,620
Georg Fischer AG	138,705	8,982,650
Givaudan S.A.	13,427	44,814,940
Helvetia Holding AG	57,325	8,735,856
Holcim AG *	879,669	58,322,578
Julius Baer Group Ltd.	354,856	24,692,273
Kuehne & Nagel International AG	86,131	25,929,502
Logitech International S.A.	270,969	18,793,729
Lonza Group AG	125,030	69,207,095
Nestle S.A.	4,503,988	542,569,169
Novartis AG	3,394,167	343,201,874
Partners Group Holding AG	36,824	39,823,702
PSP Swiss Property AG	78,924	9,596,873
Roche Holding AG	1,162,637	342,637,318
Roche Holding AG, Bearer Shares	52,010	16,263,982
Schindler Holding AG	31,436	6,616,419
Schindler Holding AG, Participation Certificates	68,646	15,322,456
SGS S.A.	247,289	22,504,489
SIG Group AG *	554,279	14,609,244
Sika AG	243,330	68,983,676
Sonova Holding AG	85,474	22,615,651
Straumann Holding AG	178,905	27,142,112
Swiss Life Holding AG	51,082	32,074,811
Swiss Prime Site AG	127,993	12,302,978
Swiss Re AG	483,159	46,989,367
Swisscom AG	43,186	26,305,200
Tecan Group AG	21,612	8,637,459
Temenos AG	103,994	8,272,424
The Swatch Group AG	86,859	4,636,741
The Swatch Group AG, Bearer Shares	48,989	13,794,016
UBS Group AG	5,074,109	135,003,183
VAT Group AG	43,316	17,380,346
Zurich Insurance Group AG	248,767	116,884,580
		2,597,615,917

United Kingdom 13.0%
3i Group plc	1,593,781	40,259,898
abrdn plc	3,241,387	6,781,187
Admiral Group plc	501,477	15,822,611
Airtel Africa plc	1,911,212	2,760,842
Anglo American plc	2,023,236	53,851,402
Antofagasta plc	591,262	10,848,666
Ashtead Group plc	731,833	51,226,353
Associated British Foods plc	564,428	14,250,650
AstraZeneca plc	2,487,374	336,052,825
Auto Trader Group plc	1,564,898	12,024,666
Aviva plc	4,634,419	22,033,623
B&M European Value Retail S.A.	1,620,299	11,859,056
BAE Systems plc	5,114,667	65,296,545
Barclays plc	25,956,728	48,468,250
Barratt Developments plc	1,600,237	9,191,742
Beazley plc	1,099,704	7,608,451
Berkeley Group Holdings plc	179,706	9,247,479
BP plc	29,057,992	179,501,467
British American Tobacco plc	3,787,140	125,850,411
BT Group plc	11,623,952	17,027,050
Bunzl plc	567,920	20,365,796
Burberry Group plc	632,178	17,495,236
Centrica plc	9,617,319	18,493,133
Coca-Cola HBC AG *	324,266	9,360,152
Compass Group plc	2,927,825	73,940,128
ConvaTec Group plc	2,702,253	7,957,743
CRH plc	1,248,809	71,889,678
Croda International plc	232,388	16,260,649
DCC plc	167,255	9,170,516
Dechra Pharmaceuticals plc	186,428	8,990,994
See financial notes
38Schwab International Equity ETFs | Annual Report

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Derwent London plc	188,600	4,440,329
Diageo plc	3,721,841	152,967,617
Direct Line Insurance Group plc *	2,154,562	4,426,941
Dowlais Group plc *	2,230,054	3,210,122
DS Smith plc	2,103,592	8,324,560
Endeavour Mining plc	311,894	6,374,838
Entain plc	1,076,863	15,794,622
Experian plc	1,536,842	53,787,415
Ferguson plc	343,592	55,924,864
Flutter Entertainment plc *	294,902	53,847,988
Fresnillo plc	302,639	2,206,595
Glencore plc	21,020,073	112,255,611
GSK plc	6,781,951	119,349,921
Haleon plc	8,826,673	36,070,697
Halma plc	638,019	17,333,496
Hargreaves Lansdown plc	640,906	6,181,885
Hikma Pharmaceuticals plc	276,679	7,674,494
Hiscox Ltd.	568,847	7,190,120
Howden Joinery Group plc	855,788	8,022,474
HSBC Holdings plc	33,601,436	248,272,525
IMI plc	421,221	8,016,923
Imperial Brands plc	1,531,762	34,733,678
Informa plc	2,373,870	21,982,812
InterContinental Hotels Group plc	286,361	21,604,812
Intermediate Capital Group plc	459,773	7,879,679
International Consolidated Airlines Group S.A. *	1,909,530	3,919,849
Intertek Group plc	266,933	14,003,300
ITV plc	5,934,296	5,323,904
J Sainsbury plc	2,948,521	10,091,520
J.D. Sports Fashion plc	4,206,735	7,742,640
Johnson Matthey plc	294,923	6,091,497
Kingfisher plc	3,294,382	9,768,269
Land Securities Group plc	1,249,336	9,539,732
Legal & General Group plc	9,978,395	27,652,682
Lloyds Banking Group plc	110,406,511	59,255,293
London Stock Exchange Group plc	716,987	74,299,548
M&G plc	3,669,698	8,881,605
Melrose Industries plc	2,230,054	14,485,109
Mondi plc	795,973	13,253,222
National Grid plc	6,208,584	77,901,042
NatWest Group plc	9,343,261	27,277,762
Next plc	205,873	18,229,723
NMC Health plc *(b)	136,583	0
Ocado Group plc *	1,005,378	11,103,870
Pearson plc	1,207,131	12,833,471
Persimmon plc	528,966	7,145,173
Phoenix Group Holdings plc	1,206,456	7,964,839
Prudential plc	4,611,336	56,457,492
Reckitt Benckiser Group plc	1,201,867	86,838,319
RELX plc	3,202,099	104,603,315
Renishaw plc	58,714	2,706,650
Rentokil Initial plc	4,250,630	32,414,048
Rightmove plc	1,349,490	9,576,030
Rio Tinto plc	1,836,839	113,409,836
Rolls-Royce Holdings plc *	14,294,042	40,264,499
RS Group plc	783,784	7,550,088
Schroders plc	1,384,606	7,225,041
Segro plc	2,046,068	19,118,375
Severn Trent plc	416,509	12,666,698
Shell plc	11,513,784	351,830,209
Smith & Nephew plc	1,463,658	19,845,003
Smiths Group plc	588,714	12,234,212
Smurfit Kappa Group plc	433,464	18,257,522
Spirax-Sarco Engineering plc	126,445	16,238,772
SSE plc	1,832,101	37,759,937
St. James's Place plc	921,504	10,331,660
Standard Chartered plc	3,874,124	34,933,109
SECURITY	NUMBER OF SHARES	VALUE ($)
Tate & Lyle plc	653,576	5,851,080
Taylor Wimpey plc	5,993,495	8,680,688
Tesco plc	12,184,395	41,022,612
The British Land Co., plc	1,673,489	6,862,133
The Sage Group plc	1,724,524	21,218,577
The Unite Group plc	599,947	7,149,892
The Weir Group plc	434,694	10,104,833
Unilever plc	4,231,140	216,711,265
United Utilities Group plc	1,152,063	13,824,645
Vodafone Group plc	36,611,425	33,963,686
Whitbread plc	343,614	14,978,112
Wise plc, Class A *	1,173,593	9,520,526
WPP plc	1,760,078	17,079,496
		4,139,754,627
Total Common Stocks (Cost $27,263,941,630)		31,416,137,272

PREFERRED STOCKS 0.5% OF NET ASSETS

Germany 0.3%
Bayerische Motoren Werke AG	96,165	9,263,073
FUCHS SE	120,321	5,001,611
Henkel AG & Co. KGaA	273,221	20,971,333
Sartorius AG	41,028	16,805,519
Sixt SE	22,308	1,450,298
Volkswagen AG	335,215	41,126,836
		94,618,670

Italy 0.0%
Telecom Italia S.p.A. - RSP *	10,743,743	3,299,983

Republic of Korea 0.2%
Hyundai Motor Co., Ltd.	33,998	2,618,496
Hyundai Motor Co., Ltd. 2nd	55,453	4,367,435
LG Chem Ltd.	13,743	3,550,773
LG Electronics, Inc.	13,984	495,669
LG H&H Co., Ltd.	2,999	433,825
Samsung Electronics Co., Ltd.	1,392,298	56,882,233
Samsung SDI Co., Ltd.	3,312	751,731
		69,100,162

Spain 0.0%
Grifols S.A., B Shares *	412,006	3,914,979
Total Preferred Stocks (Cost $169,925,156)		170,933,794

RIGHTS 0.0% OF NET ASSETS

Canada 0.0%
Constellation Software, Inc.
expires 09/29/23, strike CAD 1.33 *	31,758	17,605

Sweden 0.0%
Swedish Orphan Biovitrum AB
expires 09/14/23, strike SEK 142.00 *	269,610	243,513
Total Rights (Cost $14,084)		261,118

See financial notes
Schwab International Equity ETFs | Annual Report39

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
WARRANTS 0.0% OF NET ASSETS

Canada 0.0%
Constellation Software, Inc.
expires 03/31/40 *(b)	31,758	162,904
Total Warrants (Cost $0)		162,904

SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (c)	12,098,604	12,098,604
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (c)(d)	14,664,226	14,664,226
		26,762,830
Total Short-Term Investments (Cost $26,762,830)		26,762,830
Total Investments in Securities (Cost $27,460,643,700)		31,614,257,918

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 09/15/23	1,630	171,907,950	(2,030,703)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,962,850.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Savings Shares)
CAD —	Canadian Dollar
SEK —	Swedish Krona

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$24,446,878,732	$—	$—	$24,446,878,732
Australia	2,125,355,960	—	3,243,724	2,128,599,684
Hong Kong	700,904,229	—	0 *	700,904,229
United Kingdom	4,139,754,627	—	0 *	4,139,754,627
Preferred Stocks[1]	170,933,794	—	—	170,933,794
Rights[1]	261,118	—	—	261,118
Warrants[1]
Canada	—	—	162,904	162,904
Short-Term Investments[1]	26,762,830	—	—	26,762,830
Liabilities
Futures Contracts[2]	(2,030,703)	—	—	(2,030,703)
Total	$31,608,820,587	$—	$3,406,628	$31,612,227,215

*	Level 3 amount shown includes securities determined to have no value at August 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
40Schwab International Equity ETFs | Annual Report

Schwab International Equity ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $27,460,643,700) including securities on loan of $13,962,850		$31,614,257,918
Foreign currency, at value (cost $24,252,863)		24,165,705
Deposit with broker for futures contracts		7,733,689
Receivables:
Dividends		79,056,463
Foreign tax reclaims		43,230,542
Investments sold		2,375,518
Income from securities on loan	+	103,183
Total assets		31,770,923,018

Liabilities
Collateral held for securities on loan		14,664,226
Payables:
Investments bought		1,726,158
Management fees		1,607,265
Variation margin on futures contracts	+	786,387
Total liabilities		18,784,036
Net assets		$31,752,138,982

Net Assets by Source
Capital received from investors		$29,498,707,478
Total distributable earnings	+	2,253,431,504
Net assets		$31,752,138,982

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$31,752,138,982		900,000,000		$35.28

See financial notes
Schwab International Equity ETFs | Annual Report41

Schwab International Equity ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $86,524,980)		$946,169,761
Securities on loan, net	+	2,872,780
Total investment income		949,042,541

Expenses
Management fees		17,711,916
Proxy fees[1]		441,999
Professional fees	+	117,319 [2]
Total expenses		18,271,234
Expense reduction	–	117,319 [2]
Net expenses	–	18,153,915
Net investment income		930,888,626

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(545,291,697)
Net realized gains on sales of in-kind redemptions - unaffiliated		49,735,902
Net realized gains on futures contracts		11,986,038
Net realized losses on foreign currency transactions	+	(4,969,787)
Net realized losses		(488,539,544)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		3,992,441,818
Net change in unrealized appreciation (depreciation) on futures contracts		3,528,835
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	4,707,239
Net change in unrealized appreciation (depreciation)	+	4,000,677,892
Net realized and unrealized gains		3,512,138,348
Increase in net assets resulting from operations		$4,443,026,974

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
[2]
Professional fees associated with the filing of tax claims in the European Union deemed to be non-contingent and non-routine expenses of the fund (see financial notes 2(d)
and 4 for additional information).

See financial notes
42Schwab International Equity ETFs | Annual Report

Schwab International Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$930,888,626	$889,791,567
Net realized losses		(488,539,544)	(456,847,527)
Net change in unrealized appreciation (depreciation)	+	4,000,677,892	(6,288,864,961)
Increase (decrease) in net assets resulting from operations		$4,443,026,974	($5,855,920,921 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($892,762,840 )	($883,078,400 )

TRANSACTIONS IN FUND SHARES
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		69,200,000	$2,199,189,931	126,500,000	$4,520,915,430
Shares redeemed	+	(3,300,000)	(117,312,049)	—	—
Net transactions in fund shares		65,900,000	$2,081,877,882	126,500,000	$4,520,915,430

SHARES OUTSTANDING AND NET ASSETS
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		834,100,000	$26,119,996,966	707,600,000	$28,338,080,857
Total increase (decrease)	+	65,900,000	5,632,142,016	126,500,000	(2,218,083,891)
End of period		900,000,000	$31,752,138,982	834,100,000	$26,119,996,966
See financial notes
Schwab International Equity ETFs | Annual Report43

Schwab International Small-Cap Equity ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19
Per-Share Data
Net asset value at beginning of period	$31.67	$43.21	$33.20	$31.15	$35.86
Income (loss) from investment operations:
Net investment income (loss)[1]	0.96	0.93	0.72	0.64	0.82
Net realized and unrealized gains (losses)	2.12	(11.45)	10.11	2.36	(4.63)
Total from investment operations	3.08	(10.52)	10.83	3.00	(3.81)
Less distributions:
Distributions from net investment income	(0.73)	(1.02)	(0.82)	(0.95)	(0.90)
Net asset value at end of period	$34.02	$31.67	$43.21	$33.20	$31.15
Total return	9.87%	(24.85%)	33.01%	9.63%	(10.57%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.11%	0.11%[2]	0.11%	0.11%[3]	0.12%
Net investment income (loss)	2.95%	2.49%	1.87%	2.07%	2.54%
Portfolio turnover rate[4]	15%	18%	22%	17%	20%
Net assets, end of period (x 1,000,000)	$3,767	$3,383	$3,832	$2,596	$2,187

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective February 25, 2020, the annual operating expense ratio was reduced to 0.11%. The ratio presented for the period ended August 31, 2020 is a blended ratio.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
44Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Australia 6.2%
Abacus Group	986,814	757,345
Abacus Storage King *	986,814	795,692
Accent Group Ltd.	642,138	852,555
Alkane Resources Ltd. *	818,899	355,341
APM Human Services International Ltd.	546,221	654,456
Appen Ltd. *(a)	255,900	262,688
Arafura Rare Earths Ltd. *	3,352,319	531,927
ARB Corp., Ltd.	144,465	3,162,421
Arena REIT	629,065	1,511,506
Argosy Minerals Ltd. *	2,411,057	405,995
AUB Group Ltd.	163,415	3,262,915
Audinate Group Ltd. *	126,926	1,146,740
Aussie Broadband Ltd. *	345,844	799,629
Austal Ltd.	612,237	773,205
Australian Agricultural Co., Ltd. *	615,076	577,613
Australian Clinical Labs Ltd. (a)	256,197	489,482
Australian Ethical Investment Ltd.	219,701	640,302
Australian Finance Group Ltd.	392,700	401,845
AVZ Minerals Ltd. *(b)	641,362	62,307
Baby Bunting Group Ltd. (a)	237,557	338,478
Bapcor Ltd.	641,234	2,761,713
Bega Cheese Ltd.	562,009	1,095,595
Bellevue Gold Ltd. *	2,033,889	2,226,149
Boss Energy Ltd. *	636,113	1,429,566
BrainChip Holdings Ltd. *(a)	1,563,204	323,971
Breville Group Ltd.	275,031	4,383,627
Brickworks Ltd.	115,513	2,046,108
BWP Trust	936,904	2,245,107
Calix Ltd. *	296,073	736,326
Capricorn Metals Ltd. *	599,967	1,771,873
Carnarvon Energy Ltd. *	3,320,638	344,098
Cedar Woods Properties Ltd.	125,587	435,963
Centuria Capital Group	1,414,784	1,360,683
Centuria Industrial REIT	1,020,464	2,035,583
Centuria Office REIT	872,041	725,739
Chalice Mining Ltd. *	638,500	1,476,282
Champion Iron Ltd.	886,706	3,497,335
Charter Hall Long Wale REIT	1,267,802	2,906,665
Charter Hall Retail REIT	952,273	2,152,421
Charter Hall Social Infrastructure REIT	659,545	1,213,118
Clinuvel Pharmaceuticals Ltd.	74,542	926,921
Codan Ltd.	227,279	1,156,970
Collins Foods Ltd.	213,546	1,371,966
Cooper Energy Ltd. *	4,952,839	384,925
Core Lithium Ltd. *(a)	3,538,488	905,222
Coronado Global Resources, Inc.	1,447,436	1,481,142
Corporate Travel Management Ltd.	214,870	2,595,344
Costa Group Holdings Ltd.	830,955	1,533,779
Credit Corp. Group Ltd.	109,198	1,514,160
Cromwell Property Group	2,633,249	827,130
Data#3 Ltd.	277,628	1,332,361
De Grey Mining Ltd. *	2,424,247	2,245,191
Dexus Industria REIT	385,928	702,349
SECURITY	NUMBER OF SHARES	VALUE ($)
Dicker Data Ltd.	97,757	624,893
Eagers Automotive Ltd.	371,199	3,846,512
Elders Ltd.	293,860	1,225,651
Emeco Holdings Ltd.	1,045,800	447,026
Estia Health Ltd.	439,126	861,732
Event Hospitality & Entertainment Ltd.	203,954	1,615,470
Firefinch Ltd. *(b)	2,051,119	66,420
FleetPartners Group Ltd. *	473,561	901,703
G.U.D. Holdings Ltd.	270,364	2,125,729
G8 Education Ltd.	1,517,454	1,110,540
GDI Property Group Partnership	815,554	338,044
Gold Road Resources Ltd.	2,051,870	2,358,786
Goulamina Holdings Pty Ltd. *(b)	1,797,999	1,327,500
GQG Partners, Inc.	1,189,658	1,194,247
GrainCorp Ltd., Class A	427,840	2,022,761
Growthpoint Properties Australia Ltd.	520,828	850,032
GWA Group Ltd.	524,453	652,151
Hansen Technologies Ltd.	315,471	1,119,645
Healius Ltd.	999,155	1,811,887
Helia Group Ltd.	654,091	1,643,653
Home Consortium Ltd.	471,412	1,642,568
HomeCo Daily Needs REIT	3,343,800	2,652,874
Hotel Property Investments	358,387	700,970
HUB24 Ltd.	107,291	2,243,041
Imdex Ltd.	962,232	1,009,567
Imugene Ltd. *	11,717,178	516,027
Infomedia Ltd.	719,618	782,982
Ingenia Communities Group	713,390	1,926,653
Inghams Group Ltd.	357,667	806,118
Integral Diagnostics Ltd.	320,446	620,535
InvoCare Ltd.	272,816	2,217,450
ioneer Ltd. *	3,954,344	614,647
IPH Ltd.	336,434	1,662,512
IRESS Ltd.	354,706	1,470,242
Johns Lyng Group Ltd.	336,959	1,401,046
Judo Capital Holdings Ltd. *	973,251	579,900
Jumbo Interactive Ltd.	95,956	950,211
Karoon Energy Ltd. *	974,107	1,514,113
Kelsian Group Ltd.	378,891	1,555,765
Kogan.com Ltd. *	134,690	472,797
Lake Resources NL *(a)	2,584,858	368,298
Life360, Inc. *	339,601	2,052,064
Lifestyle Communities Ltd.	180,460	2,035,961
Link Administration Holdings Ltd.	935,678	812,029
Liontown Resources Ltd. *	3,321,222	5,850,691
Lovisa Holdings Ltd.	102,530	1,486,111
Macquarie Technology Group Ltd. *	17,823	771,308
Mayne Pharma Group Ltd.	167,390	397,865
McMillan Shakespeare Ltd.	111,932	1,291,096
Megaport Ltd. *	290,164	2,262,613
Mesoblast Ltd. *(a)	1,265,443	417,978
Monadelphous Group Ltd.	170,892	1,623,649
Mount Gibson Iron Ltd. *	1,386,693	404,141
Myer Holdings Ltd.	1,576,832	684,228
MyState Ltd.	206,070	437,753
Nanosonics Ltd. *	438,105	1,188,865
National Storage REIT	2,356,506	3,540,763
See financial notes
Schwab International Equity ETFs | Annual Report45

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Neometals Ltd. *(a)	898,723	296,849
Netwealth Group Ltd.	162,385	1,578,581
Neuren Pharmaceuticals Ltd. *	210,150	1,712,184
nib Holdings Ltd.	932,515	5,024,808
Nick Scali Ltd.	85,619	693,694
Nickel Industries Ltd.	2,851,061	1,467,959
Nine Entertainment Co. Holdings Ltd.	2,806,359	3,744,129
NRW Holdings Ltd. (b)	822,821	1,449,488
OFX Group Ltd. *	420,039	470,626
Omni Bridgeway Ltd. *	478,449	650,722
oOh!media Ltd.	879,704	831,821
Opthea Ltd. *	900,504	250,781
Opthea Ltd. *(b)	293,324	81,688
Paladin Energy Ltd. *	5,648,889	3,091,435
Paradigm Biopharmaceuticals Ltd. *	509,311	201,212
Perenti Ltd. *	1,303,374	894,778
Perseus Mining Ltd.	2,592,258	3,164,681
PEXA Group Ltd. *	253,634	1,893,987
Pinnacle Investment Management Group Ltd.	188,227	1,141,033
PointsBet Holdings Ltd. *(a)	429,193	451,696
PolyNovo Ltd. *	1,210,113	1,167,757
PPK Mining Equipment Group *(b)	78,953	1,437
Praemium Ltd. *	877,223	409,056
Premier Investments Ltd.	157,425	2,619,257
PWR Holdings Ltd.	116,822	819,395
Ramelius Resources Ltd.	1,802,674	1,605,315
Regis Healthcare Ltd.	264,140	434,518
Regis Resources Ltd. *	1,356,295	1,423,015
Reliance Worldwide Corp., Ltd.	1,511,747	4,092,566
Resolute Mining Ltd. *	4,136,672	991,273
Rural Funds Group	705,319	986,688
Sandfire Resources Ltd. *	869,979	3,769,426
Sayona Mining Ltd. *	13,922,803	991,881
Select Harvests Ltd.	234,314	635,847
Service Stream Ltd.	1,082,150	630,769
Seven West Media Ltd. *	1,784,108	346,643
Sigma Healthcare Ltd.	1,560,242	808,392
Silex Systems Ltd. *(a)	371,726	770,395
Silver Lake Resources Ltd. *	1,628,069	1,038,602
SiteMinder Ltd. *	415,576	1,316,133
SmartGroup Corp., Ltd.	162,447	904,796
Solvar Ltd.	367,357	305,726
St. Barbara Ltd. *	1,538,442	199,274
Stanmore Resources Ltd. *	453,217	851,225
Strike Energy Ltd. *	4,690,862	1,169,644
Super Retail Group Ltd.	306,967	2,580,517
Superloop Ltd. *	782,381	357,230
Syrah Resources Ltd. *	1,250,315	469,664
Technology One Ltd.	535,153	5,340,980
Telix Pharmaceuticals Ltd. *	325,914	2,334,525
Temple & Webster Group Ltd. *	202,440	943,994
Tietto Minerals Ltd. *	1,900,397	596,934
Tyro Payments Ltd. *	643,745	589,944
United Malt Grp Ltd. *	519,329	1,658,173
Ventia Services Group Pty Ltd.	829,787	1,461,759
Virgin Australia Holdings Pty. Ltd. *(b)	424,000	0
Viva Energy Group Ltd.	1,600,844	3,234,774
Vulcan Energy Resources Ltd. *	202,076	446,282
Vulcan Steel Ltd.	179,277	917,259
Waypoint REIT Ltd.	1,303,035	2,109,776
Webjet Ltd. *	730,931	3,304,244
Weebit Nano Ltd. *(a)	341,188	879,462
West African Resources Ltd. *	2,032,315	1,125,375
Westgold Resources Ltd. *	794,482	833,565
Zip Co., Ltd. *(a)	1,343,972	269,831
		233,873,107

SECURITY	NUMBER OF SHARES	VALUE ($)
Austria 0.9%
Agrana Beteiligungs AG	22,560	381,974
AT&S Austria Technologie & Systemtechnik AG	49,605	1,771,296
BAWAG Group AG	153,356	7,247,011
CA Immobilien Anlagen AG	79,339	2,634,983
DO & Co. AG	13,047	1,520,844
EVN AG	68,384	1,695,940
Flughafen Wien AG	10,432	526,490
IMMOFINANZ AG *	59,687	1,151,811
Lenzing AG *(a)	38,131	1,812,684
Mayr Melnhof Karton AG (a)	16,234	2,304,639
Oesterreichische Post AG (a)	62,553	2,158,962
Palfinger AG	26,288	704,732
Porr AG	23,335	305,439
Schoeller-Bleckmann Oilfield Equipment AG	21,087	1,174,091
Strabag SE	24,275	1,036,749
UNIQA Insurance Group AG	212,678	1,715,067
Vienna Insurance Group AG Wiener Versicherung Gruppe	72,268	1,941,292
Wienerberger AG	202,862	5,601,283
		35,685,287

Belgium 1.4%
Aedifica S.A.	90,436	6,065,960
AGFA-Gevaert N.V. *	252,901	577,793
Barco N.V.	133,978	2,879,177
Bekaert S.A.	63,555	3,018,539
bpost S.A.	190,866	899,473
Cofinimmo S.A.	63,063	4,921,225
Deme Group NV	13,750	1,611,744
Econocom Group S.A. N.V.	195,929	592,234
Etablissements Franz Colruyt N.V.	93,216	3,564,288
Euronav N.V.	236,510	4,131,523
Fagron	111,799	1,996,060
Gimv N.V.	38,890	1,789,672
KBC Ancora	67,865	3,014,055
Kinepolis Group N.V.	25,106	1,196,222
Melexis N.V.	38,559	3,649,320
Montea N.V.	27,534	2,214,406
Ontex Group N.V. *	122,113	988,713
Retail Estates N.V.	21,520	1,326,662
Shurgard Self Storage Ltd.	49,003	2,252,401
Tessenderlo Group S.A.	43,156	1,339,606
Van de Velde N.V.	10,627	384,083
VGP N.V.	19,653	2,054,116
Xior Student Housing N.V.	59,004	1,735,483
		52,202,755

Canada 21.7%
Air Canada *	334,289	5,638,401
Alamos Gold, Inc., Class A	748,184	9,611,174
Algonquin Power & Utilities Corp.	1,309,353	9,900,352
Allied Properties Real Estate Investment Trust	242,940	3,729,527
AltaGas Ltd.	536,746	10,481,414
ARC Resources Ltd.	1,181,486	17,998,024
Aritzia, Inc. *	172,817	3,167,790
Artis Real Estate Investment Trust	152,837	790,760
Atco Ltd., Class I	144,725	3,989,979
ATS Corp. *	142,953	6,405,123
B2Gold Corp.	2,042,060	6,278,850
Ballard Power Systems, Inc. *	483,271	2,032,456
Bausch Health Cos., Inc. *	606,879	5,059,755
See financial notes
46Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Baytex Energy Corp. *	1,310,566	5,327,701
BlackBerry Ltd. *	998,195	5,562,948
Boardwalk Real Estate Investment Trust	70,035	3,539,150
Bombardier, Inc., Class B *	162,858	6,634,933
Boralex, Inc., Class A	155,113	3,758,161
Boyd Group Services, Inc.	40,922	7,370,769
Brookfield Infrastructure Corp., Class A	186,941	7,256,840
Brookfield Renewable Corp., Class A	244,607	6,819,599
BRP, Inc.	67,772	5,176,009
CAE, Inc. *	563,823	13,581,427
Cameco Corp.	828,973	30,635,759
Canada Goose Holdings, Inc. *(a)	92,602	1,456,499
Canadian Apartment Properties REIT	318,767	11,419,961
Canadian Western Bank	180,311	3,503,733
Canfor Corp. *	115,195	1,769,283
Canopy Growth Corp. *(a)	675,909	384,678
Capital Power Corp.	222,896	6,700,307
Capstone Copper Corp. *	841,305	3,911,311
Cargojet, Inc.	16,016	1,137,498
Cascades, Inc.	182,212	1,711,752
Celestica, Inc. *	194,456	4,527,413
Centerra Gold, Inc.	428,256	2,567,099
Chartwell Retirement Residences	456,587	3,465,870
Choice Properties Real Estate Investment Trust	496,834	4,814,290
CI Financial Corp.	324,315	4,156,563
Cogeco Communications, Inc.	18,980	935,708
Colliers International Group, Inc.	59,659	6,883,748
Crescent Point Energy Corp.	954,951	7,848,816
Cronos Group, Inc. *(a)	376,460	762,408
Definity Financial Corp.	142,876	3,926,331
Dream Industrial Real Estate Investment Trust	473,724	4,828,452
Dye & Durham Ltd.	61,349	818,017
Eldorado Gold Corp. *	352,968	3,368,060
Element Fleet Management Corp.	753,618	11,569,271
Emera, Inc.	522,029	19,543,083
Enerplus Corp.	415,195	7,092,026
Enghouse Systems Ltd.	84,134	1,905,988
Equinox Gold Corp. *	507,830	2,556,135
Finning International, Inc.	288,023	9,032,718
First Capital Real Estate Investment Trust	407,208	4,135,436
First Majestic Silver Corp.	519,293	3,181,891
First National Financial Corp.	33,543	927,239
First Quantum Minerals Ltd.	1,066,676	28,619,194
FirstService Corp.	73,182	11,052,351
GFL Environmental, Inc.	377,390	12,214,722
Gibson Energy, Inc.	272,515	4,092,912
Gildan Activewear, Inc.	339,845	10,122,882
Granite Real Estate Investment Trust	114,304	6,360,032
H&R Real Estate Investment Trust	506,585	3,871,606
Home Capital Group, Inc.	74,257	2,429,221
Hudbay Minerals, Inc.	564,473	2,803,695
iA Financial Corp., Inc.	200,149	12,540,471
IAMGOLD Corp. *	914,200	2,263,624
Innergex Renewable Energy, Inc.	299,843	2,856,703
Ivanhoe Mines Ltd., Class A *	1,080,362	9,598,249
Keyera Corp.	437,075	10,783,520
Kinaxis, Inc. *	53,573	6,595,702
Kinross Gold Corp.	2,364,651	11,989,730
Laurentian Bank of Canada	82,869	2,250,960
Lightspeed Commerce, Inc. *	262,167	4,274,662
Linamar Corp.	80,389	4,213,300
Lithium Americas Corp. *(a)	186,988	3,423,403
Lundin Gold, Inc.	244,656	2,929,471
Lundin Mining Corp.	1,307,733	10,129,747
Maple Leaf Foods, Inc.	144,082	3,097,931
SECURITY	NUMBER OF SHARES	VALUE ($)
MEG Energy Corp. *	547,840	9,786,979
Methanex Corp.	105,596	4,487,801
Mullen Group Ltd.	164,581	1,739,538
Northland Power, Inc.	481,472	9,092,435
NorthWest Healthcare Properties Real Estate Investment Trust	412,187	2,080,814
Novagold Resources, Inc. *	454,165	1,876,479
Nuvei Corp.	117,726	2,122,279
OceanaGold Corp.	1,341,315	2,894,889
Onex Corp.	130,681	8,064,272
Open Text Corp.	513,372	20,660,856
Osisko Gold Royalties Ltd.	354,784	4,735,873
Pan American Silver Corp.	694,024	11,459,770
Paramount Resources Ltd., Class A	144,336	3,339,160
Parex Resources, Inc.	202,371	3,824,699
Parkland Corp.	261,624	6,913,085
PrairieSky Royalty Ltd.	407,868	7,792,888
Premium Brands Holdings Corp.	71,059	5,455,936
Primaris Real Estate Investment Trust	186,876	1,846,729
Primo Water Corp.	300,987	4,587,274
Quebecor, Inc., Class B	100,858	2,302,748
RB Global, Inc.	347,002	21,431,307
RioCan Real Estate Investment Trust	576,803	8,232,430
Russel Metals, Inc.	120,706	3,585,627
SmartCentres Real Estate Investment Trust	250,230	4,448,081
SNC-Lavalin Group, Inc.	336,822	10,961,434
SSR Mining, Inc.	397,784	5,892,007
Stantec, Inc.	213,277	14,228,450
Stelco Holdings, Inc.	80,581	2,304,952
Stella-Jones, Inc.	111,891	5,424,392
Superior Plus Corp.	319,324	2,409,770
TFI International, Inc.	157,990	21,500,513
The Descartes Systems Group, Inc. *	161,828	12,117,813
The North West Co., Inc.	92,149	2,077,345
TMX Group Ltd.	531,023	11,735,532
Topaz Energy Corp.	174,643	2,803,685
Torex Gold Resources, Inc. *	166,398	1,919,859
Toromont Industries Ltd.	154,559	12,662,197
TransAlta Corp.	449,700	4,311,031
TransAlta Renewables, Inc.	203,450	1,977,433
Transcontinental, Inc., Class A	136,802	1,337,736
Tricon Residential, Inc.	464,979	3,938,549
Vermilion Energy, Inc.	305,181	4,439,160
West Fraser Timber Co., Ltd.	148,258	11,192,632
Westshore Terminals Investment Corp.	75,200	1,616,888
Whitecap Resources, Inc.	564,300	4,608,829
Winpak Ltd.	59,786	1,765,365
WSP Global, Inc.	224,970	31,470,359
		815,560,453

Denmark 2.3%
ALK-Abello A/S *	253,587	3,026,301
Alm Brand A/S	1,658,899	2,749,149
Ambu A/S, Class B *	352,865	4,290,730
Bavarian Nordic A/S *(a)	149,318	3,331,249
Chemometec A/S *	29,696	1,829,256
D/S Norden A/S	42,804	2,061,987
Dfds A/S	55,759	1,870,827
FLSmidth & Co. A/S (a)	108,302	4,958,555
GN Store Nord A/S *	279,033	5,745,675
ISS A/S	293,442	5,221,913
Jyske Bank A/S *	88,329	6,304,115
Netcompany Group A/S *	62,922	2,388,799
NKT A/S *	102,936	5,591,293
NTG Nordic Transport Group A/S, Class A *	28,495	1,564,394
See financial notes
Schwab International Equity ETFs | Annual Report47

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ringkjoebing Landbobank A/S	52,414	7,777,815
Scandinavian Tobacco Group A/S, A Shares	103,362	1,572,944
Schouw & Co. A/S	23,909	1,758,283
SimCorp A/S	75,349	8,026,532
Spar Nord Bank A/S	153,237	2,318,544
Sydbank A/S	107,483	5,065,058
Topdanmark A/S	83,462	3,957,394
TORM plc, Class A	57,973	1,430,129
Zealand Pharma A/S *	111,828	4,181,977
		87,022,919

Finland 1.0%
Cargotec Oyj, B Shares	92,843	4,371,278
Citycon Oyj *	145,921	897,988
Finnair Oyj *(a)	1,120,680	627,626
F-Secure Oyj	203,510	526,798
Kemira Oyj	217,772	3,455,565
Konecranes Oyj	136,159	4,715,664
Metsa Board Oyj, B Shares	334,153	2,674,712
Nokian Renkaat Oyj	239,745	2,083,219
Oriola Oyj, B Shares	246,323	252,643
Outokumpu Oyj	694,621	3,243,307
QT Group Oyj *(a)	37,090	2,371,861
Raisio Oyj, V Shares	214,352	481,579
Revenio Group Oyj	43,606	1,115,989
Sanoma Oyj	142,123	1,095,197
Terveystalo Oyj	145,786	1,231,020
TietoEVRY Oyj	190,595	4,670,949
Tokmanni Group Corp.	95,427	1,416,860
Uponor Oyj	104,423	3,304,863
YIT Oyj	306,836	749,305
		39,286,423

France 3.8%
Air France-KLM *	219,156	3,337,190
Altarea S.C.A.	7,337	722,263
Alten S.A.	55,369	7,890,438
Antin Infrastructure Partners S.A.	50,316	748,709
ARGAN S.A.	19,392	1,565,904
Atos SE *(a)	186,377	1,570,130
Believe S.A. *	28,570	290,549
Beneteau S.A.	69,936	1,065,707
Bonduelle S.C.A.	24,973	298,149
Carmila S.A.	108,991	1,703,424
Casino Guichard Perrachon S.A. *(a)	73,433	235,754
CGG S.A. *	1,355,799	1,070,675
Cie Plastic Omnium SE	104,187	1,834,147
Clariane SE	124,857	846,960
Coface S.A.	198,812	2,669,205
Derichebourg S.A.	182,192	998,597
Elior Group S.A. *	216,482	486,834
Elis S.A.	365,070	6,989,473
Equasens	7,178	585,856
Eramet S.A.	18,152	1,395,835
Etablissements Maurel et Prom S.A.	100,546	481,253
Euroapi S.A. *	89,533	1,220,027
Eutelsat Communications S.A. (a)	260,942	1,591,659
Fnac Darty S.A.	22,311	695,946
Forvia SE *	304,179	6,483,961
Gaztransport Et Technigaz S.A.	63,784	7,912,754
GL Events	24,758	505,177
ID Logistics Group *	4,715	1,230,741
Imerys S.A.	74,289	2,536,606
Interparfums S.A.	36,611	2,423,880
IPSOS	74,721	3,748,369
SECURITY	NUMBER OF SHARES	VALUE ($)
Jacquet Metals SACA	24,430	476,741
Lagardere S.A.	29,185	690,535
LISI	31,669	775,087
Maisons du Monde S.A.	77,279	723,000
Manitou BF S.A.	22,357	587,217
Mercialys S.A.	168,893	1,572,782
Mersen S.A.	32,764	1,493,537
Metropole Television S.A.	125,557	1,722,494
Nexans S.A.	64,195	5,298,710
Nexity S.A.	85,662	1,423,420
OVH Groupe SAS *(a)	41,480	422,516
PEUGEOT INVEST	9,709	1,083,272
Quadient S.A.	64,003	1,321,237
Rothschild & Co.	53,381	2,239,267
Rubis S.C.A.	178,984	4,374,741
SES S.A.	720,520	5,255,149
SES-imagotag S.A. *(a)	15,079	1,790,439
SMCP S.A. *	77,952	508,477
Societe BIC S.A.	46,832	2,998,917
Sopra Steria Group S.A.	27,394	6,041,557
SPIE S.A.	244,501	7,340,109
Technip Energies N.V.	258,925	6,005,487
Television Francaise 1	200,843	1,631,617
Trigano S.A.	15,066	2,125,744
Vallourec S.A. *	313,777	4,207,591
Valneva SE *(a)	191,558	1,323,955
Verallia S.A.	134,029	6,418,063
Vetoquinol S.A.	7,195	689,543
Vicat S.A.	29,180	986,536
Virbac S.A.	8,320	2,492,310
Voltalia S.A. *	72,276	1,270,805
X-Fab Silicon Foundries SE *	101,197	1,149,963
		141,576,990

Germany 4.2%
1&1 AG	86,806	1,292,628
About You Holding SE *(a)	61,194	410,124
Adesso SE	6,904	866,220
Adtran Networks SE *	34,348	747,456
AIXTRON SE	204,531	7,791,767
Aroundtown S.A. *	1,282,052	2,319,589
Atoss Software AG	7,281	1,774,096
Aurubis AG	57,835	4,799,486
Auto1 Group SE *	178,431	1,499,703
Basler AG (a)	22,175	335,021
BayWa AG	28,544	1,008,406
Befesa S.A.	77,280	2,851,778
Bertrandt AG	8,703	434,507
Bilfinger SE	49,608	1,722,945
CANCOM SE	64,683	1,881,459
CECONOMY AG *	362,956	949,381
CompuGroup Medical SE & Co. KgaA	46,664	2,190,979
CropEnergies AG	40,461	374,589
Dermapharm Holding SE	32,517	1,560,626
Deutsche Beteiligungs AG	26,804	945,481
Deutsche Euroshop AG	23,008	528,152
Deutsche Pfandbriefbank AG (a)	232,135	1,834,179
Deutz AG	228,200	1,072,936
DIC Asset AG (a)	102,960	485,543
Duerr AG	95,089	2,842,261
Eckert & Ziegler Strahlen- und Medizintechnik AG	27,875	1,005,647
ElringKlinger AG	51,315	338,345
Encavis AG *	210,450	3,235,454
Energiekontor AG	12,101	1,149,209
Evotec SE *	302,824	7,112,418
flatexDEGIRO AG *	162,831	1,429,734
See financial notes
48Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Freenet AG	228,119	5,471,715
Gerresheimer AG	66,224	8,617,956
GFT Technologies SE	32,578	912,957
Grand City Properties S.A. *	190,705	1,706,563
GRENKE AG (a)	50,546	1,289,212
Hamburger Hafen und Logistik AG	47,729	525,279
Hensoldt AG	101,005	3,284,387
Hornbach Holding AG & Co. KGaA	17,166	1,352,619
Hugo Boss AG	108,202	8,161,872
Hypoport SE *	8,237	1,537,684
Indus Holding AG	39,546	950,706
Instone Real Estate Group AG	56,056	358,958
Jenoptik AG	98,409	2,890,229
K+S AG	367,325	6,917,030
Kloeckner & Co. SE	137,006	1,171,751
Kontron AG (a)	90,429	1,972,757
Krones AG	28,354	3,074,323
KWS Saat SE & Co. KGaA	20,096	1,223,608
MorphoSys AG *	66,968	2,032,963
Nagarro SE *(a)	14,802	1,116,542
New Work SE	5,302	567,972
Nordex SE *	241,663	2,896,981
Norma Group SE	60,799	1,119,819
PATRIZIA SE	81,087	776,228
PNE AG	80,442	1,112,300
ProSiebenSat.1 Media SE (a)	325,524	2,588,330
Redcare Pharmacy N.V. *	13,817	1,649,591
Salzgitter AG	73,752	2,177,271
Secunet Security Networks AG	2,519	608,314
SGL Carbon SE *(a)	96,962	736,138
Siltronic AG	40,072	3,207,545
SMA Solar Technology AG *	16,619	1,340,181
Software AG *	93,446	3,225,207
Stabilus SE	46,735	2,627,494
STRATEC SE	13,805	746,915
Stroeer SE & Co. KGaA	46,428	2,113,383
Suedzucker AG	147,839	2,387,600
Synlab AG	147,357	1,509,776
TAG Immobilien AG *	291,020	3,310,197
Takkt AG	62,788	915,895
TeamViewer SE *	266,557	4,954,392
Varta AG *(a)	26,617	588,753
VERBIO Vereinigte BioEnergie AG	38,196	1,811,213
Vitesco Technologies Group AG, Class A *	35,042	2,772,593
Vossloh AG	16,423	740,616
Wacker Neuson SE	45,777	1,013,555
Wuestenrot & Wuerttembergische AG	34,618	577,116
		159,434,605

Hong Kong 0.8%
Asia Cement China Holdings Corp.	833,145	325,109
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	471,771	856,699
China Animal Healthcare Ltd. *(b)	192,752	0
Chow Sang Sang Holdings International Ltd.	470,481	563,971
CITIC Telecom International Holdings Ltd.	2,883,140	1,121,379
C-Mer Eye Care Holdings Ltd. *	807,821	380,127
Cowell e Holdings, Inc. *(a)	570,463	1,124,667
EC Healthcare	757,995	371,180
Esprit Holdings Ltd. *	5,191,245	278,040
Everest Medicines Ltd. *(a)	197,136	455,021
Far East Consortium International Ltd.	2,314,218	525,305
Fortune Real Estate Investment Trust	2,696,620	1,674,695
Fosun Tourism Group *	364,297	373,972
SECURITY	NUMBER OF SHARES	VALUE ($)
Frontage Holdings Corp. *	1,080,509	303,136
Giordano International Ltd.	2,191,510	841,196
HKBN Ltd.	1,477,038	711,984
Hong Kong Technology Venture Co., Ltd.	1,018,647	452,054
Hua Medicine *	1,630,247	351,340
IGG, Inc. *	1,571,327	737,397
Jacobio Pharmaceuticals Group Co., Ltd. *	720,731	350,175
Jinchuan Group International Resources Co., Ltd.	10,318,016	519,733
K Wah International Holdings Ltd.	2,370,120	713,295
LK Technology Holdings Ltd.	697,858	669,225
Luk Fook Holdings International Ltd.	645,221	1,601,173
MH Development NPV *(b)	459,925	10,733
Pacific Basin Shipping Ltd.	9,142,745	2,483,380
Powerlong Real Estate Holdings Ltd. *	2,694,048	288,584
Prosperity REIT	2,187,149	415,577
Realord Group Holdings Ltd. *(a)	761,180	526,107
Sa Sa International Holdings Ltd. *	2,068,416	300,698
Shun Tak Holdings Ltd. *	2,429,445	340,790
Sirnaomics Ltd. *(a)	134,369	838,762
SmarTone Telecommunications Holdings Ltd.	662,481	369,183
Stella International Holdings Ltd.	816,500	854,843
Sun Hung Kai & Co., Ltd.	1,060,022	374,440
SUNeVision Holdings Ltd.	1,144,717	547,415
Sunlight Real Estate Investment Trust	2,048,402	694,838
Superb Summit International Group Ltd. *(b)	1,120,000	0
Television Broadcasts Ltd. *	557,500	273,711
Texhong Textile Group Ltd.	565,319	302,061
The United Laboratories International Holdings Ltd.	958,508	856,842
Theme International Holdings Ltd. *	9,663,157	911,880
Truly International Holdings Ltd.	2,918,376	323,778
Value Partners Group Ltd.	1,794,512	611,005
Vesync Co., Ltd. *	736,850	301,628
Vobile Group Ltd. *	3,087,628	889,857
VSTECS Holdings Ltd.	1,264,952	658,144
		28,475,129

Ireland 0.0%
Dalata Hotel Group plc *	420,202	1,963,365

Israel 0.9%
AFI Properties Ltd. *	10,331	343,792
AudioCodes Ltd.	47,023	490,744
Camtek Ltd. *	52,130	3,190,960
Cellcom Israel Ltd. *	163,407	542,066
Clal Insurance Enterprises Holdings Ltd. *	130,006	1,928,373
Danel Adir Yeoshua Ltd.	9,029	725,020
Delek Automotive Systems Ltd.	102,975	645,237
Delta Galil Industries Ltd.	17,876	699,358
Equital Ltd. *	34,091	1,063,576
FIBI Holdings Ltd.	32,565	1,418,926
Formula Systems 1985 Ltd.	14,204	1,054,558
Fox Wizel Ltd.	13,657	989,497
G City Ltd.	163,086	521,679
Hilan Ltd.	27,674	1,420,749
IDI Insurance Co., Ltd.	15,098	328,727
Isracard Ltd.	366,046	1,486,041
Israel Canada T.R Ltd.	277,249	620,586
Kamada Ltd. *	60,345	348,728
Matrix IT Ltd.	60,468	1,229,483
Maytronics Ltd.	86,603	938,467
See financial notes
Schwab International Equity ETFs | Annual Report49

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mega Or Holdings Ltd.	37,781	704,235
Menora Mivtachim Holdings Ltd.	40,392	852,653
Migdal Insurance & Financial Holding Ltd.	611,441	710,555
Oil Refineries Ltd.	2,785,887	908,752
One Software Technologies Ltd.	78,803	1,004,151
Partner Communications Co., Ltd. *	191,956	804,049
Paz Ashdod Refinery Ltd. *	19,064	520,479
Paz Oil Co., Ltd. *	19,064	1,580,511
Perion Network Ltd. *	80,353	2,682,453
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	14,204	822,705
Reit 1 Ltd.	376,257	1,606,742
Sapiens International Corp. N.V.	60,024	1,793,624
Sella Capital Real Estate Ltd.	412,599	867,172
Summit Real Estate Holdings Ltd.	77,883	1,028,516
		35,873,164

Italy 2.4%
ACEA S.p.A.	80,016	961,378
Alerion Cleanpower S.p.A.	11,822	368,891
Anima Holding S.p.A.	419,763	1,731,241
Arnoldo Mondadori Editore S.p.A.	240,890	562,117
Azimut Holding S.p.A.	203,875	4,730,874
Banca Generali S.p.A.	104,646	3,828,698
Banca IFIS S.p.A.	44,358	780,895
Banca Monte dei Paschi di Siena S.p.A. *	787,193	2,188,921
Banca Popolare di Sondrio S.p.A.	733,116	3,489,884
BFF Bank S.p.A.	355,510	3,823,800
Biesse S.p.A.	24,412	342,323
BPER Banca	2,032,184	6,149,297
Brembo S.p.A.	276,319	3,850,751
Brunello Cucinelli S.p.A.	65,022	5,391,671
Carel Industries S.p.A.	84,164	2,370,464
Cementir Holding N.V.	86,311	755,042
Credito Emiliano S.p.A.	145,782	1,221,493
Danieli & C Officine Meccaniche S.p.A. (a)	21,784	523,698
doValue S.p.A.	111,517	547,078
El.En. S.p.A.	99,546	1,186,304
Enav S.p.A.	474,666	1,918,525
ERG S.p.A.	106,860	2,934,306
Fincantieri S.p.A. *(a)	919,006	510,691
Gruppo MutuiOnline S.p.A.	30,269	859,092
GVS S.p.A. *	139,369	869,769
Immobiliare Grande Distribuzione SIIQ S.p.A.	129,747	323,184
Iren S.p.A.	1,243,860	2,578,544
Italmobiliare S.p.A.	26,403	710,681
Iveco Group N.V. *	380,722	3,792,501
Juventus Football Club S.p.A. *(a)	1,728,089	681,961
Maire Tecnimont S.p.A.	308,257	1,235,220
MARR S.p.A.	63,178	931,184
MFE-MediaForEurope N.V., Class A	1,462,753	741,408
MFE-MediaForEurope N.V., Class B	527,449	378,400
Piaggio & C S.p.A.	320,161	1,225,238
RAI Way S.p.A.	181,924	1,012,924
Saipem SpA *	2,033,277	3,290,364
Salcef Group S.p.A.	40,789	1,089,050
Salvatore Ferragamo S.p.A.	123,307	1,964,642
Sanlorenzo S.p.A	25,697	1,034,728
Saras S.p.A.	1,131,845	1,614,794
Sesa S.p.A.	13,854	1,625,439
SOL S.p.A.	70,366	1,936,023
Tamburi Investment Partners S.p.A.	194,074	1,857,829
Technogym S.p.A.	253,368	2,171,069
Tinexta S.p.A.	37,278	748,099
SECURITY	NUMBER OF SHARES	VALUE ($)
Tod's S.p.A. *	16,352	677,250
Unipol Gruppo S.p.A.	826,531	4,614,555
Webuild S.p.A. (a)	581,078	1,189,449
Zignago Vetro S.p.A.	57,734	1,006,345
		90,328,084

Japan 18.3%
Adastria Co., Ltd.	49,607	992,924
ADEKA Corp.	186,960	3,598,966
Aeon Delight Co., Ltd.	34,594	759,198
Aeon Fantasy Co., Ltd. (a)	12,700	285,256
Aeon Hokkaido Corp.	99,451	587,477
Ai Holdings Corp.	66,964	1,089,657
Aichi Financial Group, Inc.	86,381	1,447,149
Aichi Steel Corp.	21,390	538,478
Aida Engineering Ltd.	104,123	726,647
Aiful Corp.	549,802	1,306,670
Aiphone Co., Ltd.	22,647	472,898
Airtrip Corp.	21,311	342,826
Aisan Industry Co., Ltd.	65,347	583,515
Alconix Corp.	50,056	476,200
Alpen Co., Ltd.	28,462	373,602
Alpha Systems, Inc.	12,546	262,407
Altech Corp.	34,572	606,735
Anest Iwata Corp.	60,717	512,144
Anicom Holdings, Inc.	153,056	680,202
AOKI Holdings, Inc.	70,109	503,238
Aoyama Trading Co., Ltd.	90,144	1,000,602
Arata Corp.	23,656	879,067
Arcland Sakamoto Co., Ltd.	46,792	533,535
Arcland Service Holdings Co., Ltd. *(b)	26,859	572,694
Arcs Co., Ltd.	65,579	1,164,417
ARE Holdings, Inc.	135,782	1,762,736
Argo Graphics, Inc.	27,348	632,112
Arisawa Manufacturing Co., Ltd.	50,640	355,143
Asahi Diamond Industrial Co., Ltd.	91,435	561,479
ASAHI YUKIZAI Corp.	21,789	605,396
Asanuma Corp.	22,980	563,510
ASKA Pharmaceutical Holdings Co., Ltd.	39,483	454,535
Atom Corp. *	218,423	1,411,794
Autobacs Seven Co., Ltd.	110,803	1,233,724
Avant Group Corp.	39,665	385,520
Avex, Inc.	63,188	637,153
Axial Retailing, Inc.	25,891	668,683
Bando Chemical Industries Ltd.	77,606	819,851
Bank of the Ryukyus Ltd.	74,680	541,178
Base Co., Ltd.	31,522	944,025
Belc Co., Ltd.	17,613	821,460
Bell System24 Holdings, Inc.	60,722	634,810
Belluna Co., Ltd.	90,151	450,182
BeNext-Yumeshin Group Co.	106,709	1,473,264
BML, Inc.	39,123	777,972
Broadleaf Co., Ltd.	158,862	585,973
BRONCO BILLY Co., Ltd.	16,860	354,953
Bunka Shutter Co., Ltd.	86,347	646,483
C Uyemura & Co., Ltd.	21,445	1,403,791
Canon Electronics, Inc.	37,196	473,429
Carta Holdings, Inc.	37,423	313,604
Cawachi Ltd.	22,809	358,151
Central Glass Co., Ltd.	42,112	848,401
Change Holdings, Inc.	60,138	851,354
Chilled & Frozen Logistics Holdings Co., Ltd.	39,944	386,037
Chiyoda Corp. *	289,323	737,293
Chiyoda Integre Co., Ltd.	20,762	399,025
Chofu Seisakusho Co., Ltd.	37,928	561,163
Chori Co., Ltd.	21,778	427,228
See financial notes
50Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Chubu Shiryo Co., Ltd.	50,038	388,728
Chudenko Corp.	48,440	795,217
Chugoku Marine Paints Ltd.	81,915	802,917
Citizen Watch Co., Ltd.	415,560	2,548,993
CKD Corp.	111,350	1,540,398
CMK Corp.	87,459	371,859
COLOPL, Inc.	94,185	412,749
Colowide Co., Ltd.	135,374	2,346,972
Comforia Residential REIT, Inc.	1,261	2,949,277
Computer Engineering & Consulting Ltd.	47,140	552,722
Comture Corp.	42,610	714,728
Cosel Co., Ltd.	38,820	345,843
CRE Logistics REIT, Inc. *	1,154	1,339,602
Create Restaurants Holdings, Inc.	191,006	1,570,452
Create SD Holdings Co., Ltd.	40,804	1,045,430
CTI Engineering Co., Ltd.	20,116	609,345
Curves Holdings Co., Ltd.	115,758	579,645
Cybozu, Inc.	46,044	685,987
Dai Nippon Toryo Co., Ltd.	46,392	308,462
Dai-Dan Co., Ltd.	24,760	507,666
Daido Metal Co., Ltd.	94,585	344,335
Daiei Kankyo Co., Ltd.	71,000	1,127,046
Daihen Corp.	37,590	1,376,204
Daiho Corp.	14,916	409,310
Daiichi Jitsugyo Co., Ltd.	16,820	616,951
Daiken Corp.	29,625	618,608
Daiki Aluminium Industry Co., Ltd.	51,216	506,584
Daikokutenbussan Co., Ltd.	9,649	437,431
Daikyonishikawa Corp.	110,073	613,176
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	23,385	371,211
Daiseki Co., Ltd.	86,951	2,636,870
Daishi Hokuetsu Financial Group, Inc.	79,705	2,001,043
Daito Pharmaceutical Co., Ltd.	26,004	408,855
Daiwa Industries Ltd.	49,375	480,235
Daiwabo Holdings Co., Ltd.	169,768	3,448,185
DCM Holdings Co., Ltd.	175,997	1,471,225
Demae-Can Co., Ltd. *(a)	137,688	381,140
Denyo Co., Ltd.	31,019	442,535
Dexerials Corp.	88,679	2,200,148
Digital Arts, Inc.	18,443	611,241
Digital Garage, Inc.	60,087	1,547,730
Dip Corp.	38,407	923,340
Direct Marketing MiX, Inc.	40,306	160,022
DKK Co., Ltd.	17,456	299,516
Doshisha Co., Ltd.	40,174	653,999
Doutor Nichires Holdings Co., Ltd.	47,972	768,422
DTS Corp.	71,875	1,594,644
Duskin Co., Ltd.	75,667	1,704,762
DyDo Group Holdings, Inc.	16,990	678,036
Eagle Industry Co., Ltd.	50,771	585,182
Earth Corp.	27,677	941,989
EDION Corp.	151,034	1,519,832
eGuarantee, Inc.	63,677	850,281
Eiken Chemical Co., Ltd.	58,972	567,097
Eizo Corp.	36,293	1,253,933
Elan Corp.	60,730	361,664
Elecom Co., Ltd.	79,895	960,375
Elematec Corp.	31,572	404,883
EM Systems Co., Ltd.	68,805	352,095
en-japan, Inc.	54,814	960,097
Enplas Corp.	13,456	1,016,698
eRex Co., Ltd.	66,914	429,287
ES-Con Japan Ltd.	72,303	430,088
ESCON Japan Reit Investment Corp.	612	489,735
ESPEC Corp.	35,073	552,649
euglena Co., Ltd. *	167,179	925,551
Exedy Corp.	52,951	959,472
SECURITY	NUMBER OF SHARES	VALUE ($)
FCC Co., Ltd.	68,268	901,737
Ferrotec Holdings Corp.	86,836	1,807,282
FIDEA Holdings Co., Ltd.	34,501	360,449
Financial Products Group Co., Ltd.	107,459	1,059,938
Fixstars Corp.	38,626	328,726
France Bed Holdings Co., Ltd.	59,267	493,400
Fudo Tetra Corp.	21,700	272,470
Fuji Co., Ltd.	60,146	754,794
Fuji Corp.	159,406	2,633,317
Fuji Seal International, Inc.	75,755	909,570
Fuji Soft, Inc.	79,664	2,407,677
Fujibo Holdings, Inc.	20,550	492,630
Fujicco Co., Ltd.	40,454	539,350
Fujimi, Inc.	113,038	2,616,602
Fujimori Kogyo Co., Ltd.	28,438	733,487
Fujio Food Group., Inc. *	49,569	474,291
Fujita Kanko, Inc. *	15,427	504,926
Fujitec Co., Ltd.	142,344	3,642,074
Fujiya Co., Ltd.	20,872	353,255
Fukuda Corp.	9,352	302,558
Fukuoka REIT Corp.	1,376	1,532,092
Fukushima Galilei Co., Ltd.	21,301	757,902
Fukuyama Transporting Co., Ltd.	55,435	1,380,306
FULLCAST Holdings Co., Ltd.	36,691	523,959
Funai Soken Holdings, Inc.	57,650	1,069,169
Furukawa Co., Ltd.	58,430	711,988
Furuno Electric Co., Ltd.	45,875	406,804
Furuya Metal Co., Ltd.	8,284	539,426
Fuso Chemical Co., Ltd.	36,964	1,085,422
Futaba Industrial Co., Ltd.	109,833	519,045
Future Corp.	69,249	740,603
G-7 Holdings, Inc.	32,240	277,257
Gakken Holdings Co., Ltd.	54,084	314,656
Genky DrugStores Co., Ltd.	17,829	636,816
Geo Holdings Corp.	48,873	881,886
giftee, Inc. *	43,669	485,028
Giken Ltd.	27,487	383,083
Global One Real Estate Investment Corp.	1,951	1,557,209
GLOBERIDE, Inc.	36,919	492,727
Glory Ltd.	94,388	1,995,578
Godo Steel Ltd.	16,900	510,186
Goldcrest Co., Ltd.	28,834	386,209
Gree, Inc.	130,881	557,380
gremz, Inc.	29,281	499,598
G-Tekt Corp.	40,142	508,996
Gunze Ltd.	28,992	913,063
H.I.S. Co., Ltd. *(a)	77,271	1,046,663
H2O Retailing Corp.	152,233	1,835,140
Hakuto Co., Ltd.	19,789	685,074
Halows Co., Ltd.	15,972	448,162
Hamakyorex Co., Ltd.	29,540	850,174
Hankyu Hanshin REIT, Inc.	1,276	1,255,973
Hanwa Co., Ltd.	69,962	2,229,788
Happinet Corp.	29,415	527,342
Hazama Ando Corp.	289,639	2,361,517
Health Care & Medical Investment Corp.	654	664,399
Heiwa Real Estate Co., Ltd.	59,659	1,602,271
Heiwa Real Estate REIT, Inc.	1,882	1,878,316
Heiwado Co., Ltd.	56,147	925,595
Hibiya Engineering Ltd.	30,570	469,516
Hiday Hidaka Corp.	52,399	1,071,123
HI-LEX Corp.	50,649	434,179
Hioki EE Corp.	17,201	910,944
Hirata Corp.	15,670	840,627
Hitachi Zosen Corp.	309,733	1,836,038
Hochiki Corp.	27,388	314,167
Hogy Medical Co., Ltd.	34,502	758,364
Hokkaido Electric Power Co., Inc. *	344,816	1,589,254
See financial notes
Schwab International Equity ETFs | Annual Report51

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Hokkaido Gas Co., Ltd.	21,100	337,548
Hokkoku Financial Holdings, Inc.	39,572	1,337,323
Hokuetsu Corp.	259,076	1,610,494
Hokuhoku Financial Group, Inc.	234,830	2,129,173
Hokuriku Electric Power Co. *	325,980	1,898,984
Hokuto Corp.	37,648	472,976
Honeys Holdings Co., Ltd	29,012	336,383
Hoosiers Holdings Co., Ltd.	47,304	348,318
Hoshino Resorts REIT, Inc.	480	2,067,246
Hosiden Corp.	96,326	1,199,568
Hosokawa Micron Corp.	23,348	651,919
Hulic REIT, Inc.	2,415	2,693,931
Ichibanya Co., Ltd.	30,517	1,173,852
Ichigo Office REIT Investment Corp.	2,199	1,351,860
Ichigo, Inc.	358,075	769,842
Ichikoh Industries Ltd.	109,845	400,644
Icom, Inc.	17,252	397,572
Idec Corp.	47,616	995,918
IDOM, Inc.	101,051	544,871
Iino Kaiun Kaisha Ltd.	154,044	1,105,718
I'll, Inc.	33,714	641,697
Inaba Denki Sangyo Co., Ltd.	98,717	2,139,315
Inabata & Co., Ltd.	75,417	1,642,146
Inageya Co., Ltd.	44,847	465,151
Ines Corp.	34,763	397,332
Infocom Corp.	38,797	756,300
Infomart Corp.	410,835	1,320,677
Insource Co., Ltd.	76,987	581,692
Intage Holdings, Inc.	56,702	683,143
Integrated Design & Engineering Holdings Co., Ltd.	26,379	615,151
Iriso Electronics Co., Ltd.	37,698	1,121,217
Ishihara Sangyo Kaisha Ltd.	64,119	631,567
Istyle, Inc. *	118,627	405,785
Itochu Advance Logistics Investment Corp.	1,259	1,138,060
Itochu Enex Co., Ltd.	85,081	862,001
Itochu-Shokuhin Co., Ltd.	9,216	388,049
J Trust Co., Ltd. (a)	181,400	576,901
JAC Recruitment Co., Ltd.	25,628	474,589
Jaccs Co., Ltd.	48,609	1,692,809
JAFCO Group Co., Ltd.	95,244	1,222,075
Japan Display, Inc. *	1,178,052	315,582
Japan Elevator Service Holdings Co., Ltd.	136,222	2,269,977
Japan Excellent, Inc.	2,348	2,140,190
Japan Lifeline Co., Ltd.	123,583	978,749
Japan Material Co., Ltd.	107,141	1,961,265
Japan Petroleum Exploration Co., Ltd.	55,147	1,810,644
Japan Pulp & Paper Co., Ltd.	19,727	642,955
Japan Securities Finance Co., Ltd.	155,200	1,341,083
Japan Transcity Corp.	90,121	396,796
JCU Corp.	38,370	890,824
JDC Corp.	63,100	265,689
JINS Holdings, Inc.	29,789	703,879
JM Holdings Co., Ltd.	25,683	334,654
J-Oil Mills, Inc.	32,665	408,130
Joshin Denki Co., Ltd.	35,676	545,487
Joyful Honda Co., Ltd.	106,916	1,260,211
Juroku Financial Group, Inc.	66,187	1,666,211
JVCKenwood Corp.	310,925	1,358,301
K&O Energy Group, Inc.	26,296	441,984
Kaga Electronics Co., Ltd.	31,729	1,442,772
Kameda Seika Co., Ltd.	25,918	785,097
Kamei Corp.	40,518	409,396
Kanamoto Co., Ltd.	50,971	865,126
Kanematsu Corp.	157,468	2,218,408
Kansai Food Market Ltd.	27,500	276,162
SECURITY	NUMBER OF SHARES	VALUE ($)
Kanto Denka Kogyo Co., Ltd.	83,659	479,250
Kappa Create Co., Ltd. *	43,839	491,734
Katakura Industries Co., Ltd.	37,026	416,585
Kato Sangyo Co., Ltd.	37,166	1,070,930
KeePer Technical Laboratory Co., Ltd.	23,259	1,084,786
Keihanshin Building Co., Ltd.	62,827	550,656
Keiyo Co., Ltd.	74,059	432,394
Kenedix Residential Next Investment Corp.	2,021	3,137,315
Kenedix Retail REIT Corp.	1,148	2,272,580
Key Coffee, Inc.	29,911	430,837
KFC Holdings Japan Ltd.	27,092	561,994
KH Neochem Co., Ltd.	66,312	1,034,410
Kintetsu Department Store Co., Ltd.	16,304	321,298
Kisoji Co., Ltd. (a)	42,724	772,398
Kissei Pharmaceutical Co., Ltd.	58,918	1,380,021
Ki-Star Real Estate Co., Ltd.	14,052	457,992
Kitz Corp.	144,934	1,050,282
Koa Corp.	56,815	718,456
Kohnan Shoji Co., Ltd.	43,837	1,070,444
Kokusai Pulp & Paper Co., Ltd.	85,924	384,809
KOMEDA Holdings Co., Ltd.	59,227	1,161,066
Komeri Co., Ltd.	51,226	1,081,979
Komori Corp.	82,296	621,241
Konishi Co., Ltd.	50,501	864,433
Konoike Transport Co., Ltd.	53,960	757,223
Kosaido Holdings Co., Ltd.	35,172	678,387
Koshidaka Holdings Co., Ltd.	84,776	778,552
Krosaki Harima Corp.	7,572	495,143
Kumagai Gumi Co., Ltd.	63,599	1,421,951
Kumiai Chemical Industry Co., Ltd.	175,597	1,356,916
Kura Sushi, Inc. (a)	36,842	799,675
Kurabo Industries Ltd.	32,387	520,114
Kureha Corp.	34,926	2,053,553
Kurimoto Ltd.	22,440	438,365
KYB Corp.	36,353	1,187,337
Kyoei Steel Ltd.	41,088	547,802
Kyokuto Kaihatsu Kogyo Co., Ltd.	56,631	705,627
Kyokuyo Co., Ltd.	17,302	451,610
Kyorin Pharmaceutical Co., Ltd.	68,689	836,998
Kyoritsu Maintenance Co., Ltd.	45,927	1,981,752
Leopalace21 Corp. *	448,041	1,126,373
Life Corp.	38,029	949,517
LITALICO, Inc.	34,838	524,538
M&A Capital Partners Co., Ltd. *	23,785	460,555
Macnica Holdings, Inc.	87,882	4,122,911
Macromill, Inc.	70,437	356,092
Maeda Kosen Co., Ltd.	40,584	872,534
Makino Milling Machine Co., Ltd.	38,772	1,856,241
Management Solutions Co., Ltd.	30,616	811,744
Mandom Corp.	68,131	672,489
Mars Group Holdings Corp.	16,880	331,374
Marudai Food Co., Ltd.	38,377	450,238
Maruha Nichiro Corp.	64,599	1,127,937
MARUKA FURUSATO Corp.	28,550	556,547
Marusan Securities Co., Ltd.	104,629	375,870
Maruwa Co., Ltd.	15,677	2,921,434
Maruzen Showa Unyu Co., Ltd.	28,349	771,110
Marvelous, Inc.	57,656	271,676
Matsuda Sangyo Co., Ltd.	25,630	395,933
Matsuya Co., Ltd.	73,304	543,794
Matsuyafoods Holdings Co., Ltd.	15,298	445,012
Max Co., Ltd.	71,195	1,339,934
Maxell Holdings Ltd.	69,065	749,072
MCJ Co., Ltd.	118,241	966,492
MEC Co., Ltd.	24,782	656,212
Megachips Corp.	31,135	898,218
Megmilk Snow Brand Co., Ltd.	77,685	1,272,116
See financial notes
52Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Meidensha Corp.	75,727	1,137,062
Meiko Electronics Co., Ltd.	36,123	887,040
Meisei Industrial Co., Ltd.	87,921	579,155
Meitec Corp.	144,644	2,535,008
METAWATER Co., Ltd.	40,054	528,789
Micronics Japan Co., Ltd.	61,297	917,866
Midac Holdings Co., Ltd.	21,589	272,708
Mie Kotsu Group Holdings, Inc.	113,509	468,585
Milbon Co., Ltd.	34,832	1,078,085
Mimasu Semiconductor Industry Co., Ltd.	28,228	557,250
Mirai Corp.	3,101	1,004,308
MIRAIT ONE Corp.	155,583	2,061,473
Mirarth Holdings, Inc.	173,970	559,247
Miroku Jyoho Service Co., Ltd.	32,861	345,347
Mitani Sekisan Co., Ltd.	19,171	668,947
Mitsuba Corp.	67,000	352,062
Mitsubishi Estate Logistics REIT Investment Corp.	927	2,508,761
Mitsubishi Logisnext Co., Ltd.	121,775	1,144,268
Mitsubishi Pencil Co., Ltd.	79,751	1,057,248
Mitsubishi Research Institute, Inc.	11,784	406,331
Mitsubishi Shokuhin Co., Ltd.	32,829	900,861
Mitsuboshi Belting Ltd.	38,951	1,289,582
Mitsui DM Sugar Holdings Co., Ltd.	30,131	618,411
Mitsui E&S Co., Ltd.	154,133	530,416
Mitsui-Soko Holdings Co., Ltd.	40,642	1,159,924
Mitsuuroko Group Holdings Co., Ltd.	78,499	709,583
Mixi, Inc.	76,900	1,284,088
Mizuho Leasing Co., Ltd.	78,993	2,609,859
Mizuno Corp.	35,887	1,146,235
Mochida Pharmaceutical Co., Ltd.	46,547	1,079,068
Modec, Inc. *	36,666	416,817
Monex Group, Inc.	329,827	1,184,872
Monogatari Corp.	55,459	1,813,270
Mori Trust Reit, Inc.	4,749	2,400,841
Morita Holdings Corp.	73,491	827,869
MOS Food Services, Inc.	46,194	1,081,990
m-up Holdings, Inc.	41,243	422,104
Musashi Seimitsu Industry Co., Ltd.	84,697	1,009,371
Nachi-Fujikoshi Corp.	32,606	899,221
Nafco Co., Ltd.	34,472	452,492
Nagaileben Co., Ltd.	46,230	701,143
Nagatanien Holdings Co., Ltd.	20,662	334,941
Nagawa Co., Ltd.	18,366	896,949
Nakanishi, Inc.	133,304	3,360,413
Neturen Co., Ltd.	64,903	449,821
Nextage Co., Ltd.	71,863	1,619,059
Nichias Corp.	103,673	2,171,945
Nichiban Co., Ltd.	23,075	303,049
Nichicon Corp.	119,222	1,153,035
Nichiden Corp.	22,694	392,354
Nichiha Corp.	53,489	1,148,148
Nichireki Co., Ltd.	41,633	595,962
Nihon Nohyaku Co., Ltd.	69,052	326,798
Nihon Parkerizing Co., Ltd.	171,113	1,366,929
Nikkiso Co., Ltd.	104,128	720,960
Nikkon Holdings Co., Ltd.	96,102	2,193,543
Nippn Corp.	96,812	1,376,521
Nippon Carbon Co., Ltd.	20,541	625,747
Nippon Ceramic Co., Ltd.	34,204	608,029
Nippon Chemi-Con Corp. *	39,068	377,034
Nippon Denko Co., Ltd.	210,033	401,066
Nippon Densetsu Kogyo Co., Ltd.	64,921	952,065
Nippon Fine Chemical Co., Ltd.	25,578	445,904
Nippon Gas Co., Ltd.	198,380	3,099,326
Nippon Kanzai Holdings Co., Ltd.	33,387	611,394
Nippon Light Metal Holdings Co., Ltd.	118,215	1,260,224
SECURITY	NUMBER OF SHARES	VALUE ($)
Nippon Paper Industries Co., Ltd. *	179,211	1,603,956
Nippon Parking Development Co., Ltd., Class C	286,332	430,722
Nippon Pillar Packing Co., Ltd.	29,960	865,349
NIPPON REIT Investment Corp.	823	1,967,263
Nippon Seiki Co., Ltd.	89,491	673,710
Nippon Sheet Glass Co., Ltd. *	174,623	918,784
Nippon Signal Co., Ltd.	108,059	717,004
Nippon Soda Co., Ltd.	47,748	1,767,776
Nippon Thompson Co., Ltd.	121,772	470,911
Nippon Yakin Kogyo Co., Ltd.	27,697	855,157
Nishimatsu Construction Co., Ltd.	51,124	1,296,843
Nishimatsuya Chain Co., Ltd.	85,831	991,049
Nishi-Nippon Financial Holdings, Inc.	272,736	2,828,804
Nishio Holdings Co., Ltd.	29,484	719,962
Nissan Shatai Co., Ltd.	114,557	712,908
Nissei ASB Machine Co., Ltd.	14,943	443,409
Nissha Co., Ltd.	76,411	926,894
Nisshinbo Holdings, Inc.	250,901	1,866,441
Nissin Corp.	20,048	355,420
Nissin Sugar Co., Ltd.	25,064	372,383
Nissui Corp.	544,428	2,859,663
Nitta Corp.	34,055	774,270
Nittetsu Mining Co., Ltd.	24,191	849,099
Nitto Boseki Co., Ltd.	50,412	1,386,819
Nitto Kogyo Corp.	46,587	1,244,795
Nittoku Co., Ltd. (a)	29,112	487,116
Nohmi Bosai Ltd.	41,389	503,770
Nojima Corp.	121,906	1,070,974
Nomura Co., Ltd.	145,388	853,843
Noritake Co., Ltd.	24,918	1,032,081
Noritsu Koki Co., Ltd.	39,357	797,764
Noritz Corp.	62,369	685,444
North Pacific Bank Ltd.	518,276	1,092,906
NS United Kaiun Kaisha Ltd.	18,479	516,602
NSD Co., Ltd.	130,490	2,292,773
NTN Corp.	835,241	1,663,196
NTT UD REIT Investment Corp.	2,552	2,429,558
Obara Group, Inc.	18,931	514,935
Ohsho Food Service Corp.	19,745	952,089
Oiles Corp.	51,015	724,305
Oisix ra daichi, Inc. *(a)	45,484	520,808
Okabe Co., Ltd.	70,485	356,819
Okamoto Industries, Inc.	25,924	832,467
Okamura Corp.	134,389	2,006,812
Okasan Securities Group, Inc.	368,214	1,456,821
Oki Electric Industry Co., Ltd.	157,121	974,553
Okinawa Cellular Telephone Co.	45,280	979,716
Okinawa Financial Group, Inc.	37,557	581,471
Okumura Corp.	65,513	2,049,742
Okuwa Co., Ltd.	47,918	284,378
One REIT, Inc.	459	803,963
Onoken Co., Ltd.	34,587	399,359
Onward Holdings Co., Ltd.	219,854	786,784
Optex Group Co., Ltd.	63,652	769,499
Optorun Co., Ltd.	18,224	244,848
Organo Corp.	50,531	1,405,712
Oriental Shiraishi Corp.	211,488	475,025
Osaka Organic Chemical Industry Ltd.	28,199	501,281
Osaka Soda Co., Ltd.	40,126	1,926,577
OSAKA Titanium Technologies Co. Ltd (a)	34,724	795,443
Osaki Electric Co., Ltd.	70,462	308,303
Outsourcing, Inc.	193,405	1,517,775
Oyo Corp.	35,095	656,653
Pacific Industrial Co., Ltd.	88,293	866,040
Pacific Metals Co., Ltd. *	26,692	291,882
PAL GROUP Holdings Co., Ltd.	79,170	1,117,521
Paramount Bed Holdings Co., Ltd.	77,140	1,252,065
See financial notes
Schwab International Equity ETFs | Annual Report53

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Pasona Group, Inc.	34,629	388,903
Pharma Foods International Co., Ltd.	46,856	529,437
PHC Holdings Corp.	61,770	605,459
PIA Corp. *	11,782	291,748
Pilot Corp.	67,303	2,169,543
Piolax, Inc.	46,365	743,955
PKSHA Technology, Inc. *	30,224	522,124
Pole To Win Holdings, Inc.	55,379	264,751
Premium Group Co., Ltd.	69,857	784,053
Press Kogyo Co., Ltd.	168,387	774,938
Pressance Corp.	35,524	466,789
Prestige International, Inc.	157,693	636,903
Prima Meat Packers Ltd.	55,034	957,146
Procrea Holdings, Inc.	52,053	717,590
Proto Corp.	39,609	322,672
Qol Holdings Co., Ltd.	46,525	614,538
Raito Kogyo Co., Ltd.	81,647	1,141,269
Raiznext Corp.	82,284	796,926
Raksul, Inc. *	90,183	872,189
Remixpoint, Inc. (a)	234,129	353,803
Restar Holdings Corp.	47,152	782,817
Retail Partners Co., Ltd.	60,818	673,412
Rheon Automatic Machinery Co., Ltd.	37,645	357,871
Ricoh Leasing Co., Ltd.	24,990	736,388
Riken Corp.	15,668	354,073
Riken Keiki Co., Ltd.	32,552	1,180,579
Riken Technos Corp.	88,588	437,509
Riken Vitamin Co., Ltd.	29,470	467,803
Ringer Hut Co., Ltd.	47,299	766,739
Riso Kagaku Corp.	42,334	662,991
Riso Kyoiku Co., Ltd.	174,995	298,099
Rock Field Co., Ltd.	37,963	402,095
Roland Corp.	23,366	625,939
Roland DG Corp.	21,779	518,352
Rorze Corp.	18,084	1,442,149
Round One Corp.	373,435	1,523,649
Royal Holdings Co., Ltd.	76,016	1,388,375
RS Technologies Co., Ltd.	28,392	542,156
Ryobi Ltd.	52,458	1,022,604
Ryoden Corp.	25,142	410,327
Ryosan Co., Ltd.	43,891	1,278,276
Ryoyo Electro Corp.	28,172	666,638
S Foods, Inc.	34,638	798,231
Sagami Holdings Corp.	45,982	442,180
Saibu Gas Holdings Co., Ltd.	42,461	594,107
Saizeriya Co., Ltd.	47,091	1,481,449
Sakai Chemical Industry Co., Ltd.	26,460	357,138
Sakai Moving Service Co., Ltd.	16,661	621,419
Sakata INX Corp.	88,774	833,562
Sakata Seed Corp.	60,062	1,736,862
Sala Corp.	99,810	512,127
SAMTY Co., Ltd.	51,634	822,115
Samty Residential Investment Corp.	809	645,155
San ju San Financial Group, Inc.	41,235	494,531
San-A Co., Ltd.	33,639	1,135,664
San-Ai Obbli Co., Ltd.	99,190	1,141,893
Sangetsu Corp.	104,922	2,176,491
Sankei Real Estate, Inc.	826	529,353
Sanken Electric Co., Ltd.	37,756	2,891,640
Sanki Engineering Co., Ltd.	98,523	1,090,226
Sansan, Inc. *	147,574	1,471,837
Sanyo Chemical Industries Ltd.	21,078	599,395
Sanyo Denki Co., Ltd.	15,933	779,221
Sanyo Electric Railway Co., Ltd.	31,466	481,549
Sanyo Special Steel Co., Ltd.	43,582	834,011
Sato Holdings Corp.	42,758	620,290
SB Technology Corp.	17,900	294,225
SBS Holdings, Inc.	31,696	666,207
SECURITY	NUMBER OF SHARES	VALUE ($)
Seikagaku Corp.	77,830	428,751
Seiko Holdings Corp.	50,440	931,989
Seiren Co., Ltd.	80,988	1,337,886
Sekisui Jushi Corp.	49,182	850,639
Senko Group Holdings Co., Ltd.	204,925	1,435,749
Senshu Electric Co., Ltd.	23,373	616,494
Senshu Ikeda Holdings, Inc.	520,306	947,083
Septeni Holdings Co., Ltd.	188,240	548,228
Seria Co., Ltd.	94,700	1,494,801
Shibaura Machine Co., Ltd.	42,812	1,240,970
Shibaura Mechatronics Corp. (a)	5,956	1,051,817
Shibuya Corp.	40,345	721,906
Shikoku Chemicals Corp.	57,624	577,091
Shima Seiki Manufacturing Ltd.	53,594	731,840
Shin Nippon Air Technologies Co., Ltd.	24,073	408,589
Shin Nippon Biomedical Laboratories Ltd.	41,096	637,392
Shindengen Electric Manufacturing Co., Ltd.	14,653	312,515
Shin-Etsu Polymer Co., Ltd.	71,511	674,414
Shinko Shoji Co., Ltd.	56,400	452,874
Shinmaywa Industries Ltd.	105,543	1,023,641
Shinnihon Corp.	45,939	388,755
Shinwa Co., Ltd.	21,087	325,028
Shizuoka Gas Co., Ltd.	105,237	740,205
Shoei Co., Ltd.	89,558	1,518,214
Shoei Foods Corp.	23,736	741,011
Showa Sangyo Co., Ltd.	49,546	1,018,588
Siix Corp.	63,151	684,062
Simplex Holdings, Inc.	58,048	1,146,726
Sinanen Holdings Co., Ltd.	18,100	498,547
Sinfonia Technology Co., Ltd.	48,491	525,595
Sinko Industries Ltd.	37,023	512,425
Sintokogio Ltd.	93,813	701,092
SKY Perfect JSAT Holdings, Inc.	228,500	1,040,598
Snow Peak, Inc. (a)	54,191	587,750
Sodick Co., Ltd.	87,206	412,115
Softcreate Holdings Corp.	26,904	325,247
Solasto Corp.	89,163	407,889
SOSiLA Logistics REIT, Inc.	1,321	1,163,253
Sparx Group Co., Ltd.	37,351	385,607
S-Pool, Inc.	109,436	365,325
SRA Holdings	14,532	339,381
SRE Holdings Corp. *	18,124	429,493
St Marc Holdings Co., Ltd.	25,149	326,832
Star Asia Investment Corp.	3,236	1,286,976
Star Micronics Co., Ltd.	67,890	877,625
Starts Corp., Inc.	53,655	1,127,756
Starts Proceed Investment Corp.	467	692,874
Starzen Co., Ltd.	27,368	483,501
Stella Chemifa Corp.	16,070	342,185
Strike Co., Ltd.	27,464	603,667
Sumida Corp.	38,960	443,697
Sumitomo Densetsu Co., Ltd.	28,345	564,622
Sumitomo Mitsui Construction Co., Ltd.	274,747	764,313
Sumitomo Osaka Cement Co., Ltd.	61,817	1,701,417
Sumitomo Riko Co., Ltd.	66,616	496,011
Sumitomo Seika Chemicals Co., Ltd.	17,724	550,888
Sun Corp.	33,760	460,306
Sun Frontier Fudousan Co., Ltd.	55,687	552,337
Suruga Bank Ltd.	351,211	1,464,334
SWCC Corp.	41,113	554,913
Systena Corp.	512,550	950,568
T Hasegawa Co., Ltd.	39,362	946,299
Tachibana Eletech Co., Ltd.	34,622	632,345
Tachi-S Co., Ltd.	52,206	627,899
Tadano Ltd.	224,393	1,824,922
Taihei Dengyo Kaisha Ltd.	30,258	812,644
See financial notes
54Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Taikisha Ltd.	53,389	1,679,580
Taiyo Holdings Co., Ltd.	61,692	1,114,045
Takamatsu Construction Group Co., Ltd.	26,829	480,797
Takara Leben Real Estate Investment Corp.	1,224	808,798
Takara Standard Co., Ltd.	85,692	1,142,482
Takasago International Corp.	27,204	537,035
Takasago Thermal Engineering Co., Ltd.	113,214	2,279,289
Takatori Corp. (a)	9,696	360,973
Takeuchi Manufacturing Co., Ltd.	64,509	2,055,993
Takuma Co., Ltd.	137,896	1,528,757
Tama Home Co., Ltd.	24,069	586,908
Tamron Co., Ltd.	22,883	708,094
Tamura Corp.	139,568	559,863
Tanseisha Co., Ltd.	80,415	431,391
Tatsuta Electric Wire & Cable Co., Ltd. *	63,072	306,728
Tayca Corp.	33,000	303,287
TechMatrix Corp.	44,493	502,126
Teikoku Electric Manufacturing Co., Ltd.	30,327	528,486
Teikoku Sen-I Co., Ltd.	41,280	552,063
Tekken Corp.	25,884	358,609
Tenma Corp.	26,198	462,291
T-Gaia Corp.	39,412	474,021
The 77 Bank Ltd.	137,454	2,974,071
The Akita Bank Ltd.	34,636	438,704
The Awa Bank Ltd.	64,609	1,005,626
The Bank of Iwate Ltd.	29,633	510,896
The Bank of Nagoya Ltd.	31,518	921,174
The Ehime Bank Ltd.	62,377	377,043
The Fukui Bank Ltd.	42,745	458,029
The Gunma Bank Ltd.	773,421	3,567,347
The Hyakugo Bank Ltd.	384,383	1,335,974
The Hyakujushi Bank Ltd.	48,704	748,031
The Japan Wool Textile Co., Ltd.	117,385	1,010,292
The Keiyo Bank Ltd.	215,526	882,326
The Kiyo Bank Ltd.	114,543	1,189,608
The Miyazaki Bank Ltd.	27,020	486,076
The Musashino Bank Ltd.	59,377	1,078,358
The Nanto Bank Ltd.	57,779	1,054,099
The Nippon Road Co., Ltd.	6,480	429,077
The Nisshin Oillio Group Ltd.	43,271	1,242,386
The Ogaki Kyoritsu Bank Ltd.	73,578	1,016,856
The Oita Bank Ltd.	27,200	455,311
The Okinawa Electric Power Co., Inc. *	81,264	639,127
The Pack Corp.	21,148	451,766
The San-in Godo Bank Ltd.	287,076	1,810,185
The Shibusawa Warehouse Co., Ltd.	17,680	401,363
The Shiga Bank Ltd.	87,919	1,968,719
The Shikoku Bank Ltd.	64,049	408,266
The Sumitomo Warehouse Co., Ltd.	94,772	1,626,132
The Tochigi Bank Ltd.	213,244	430,633
The Toho Bank Ltd.	356,483	678,269
The Yamagata Bank Ltd.	62,199	471,240
The Yamanashi Chuo Bank Ltd.	58,429	607,227
TKC Corp.	53,919	1,362,928
Toa Corp.	34,399	851,794
Toagosei Co., Ltd.	215,074	2,051,982
TOC Co., Ltd.	90,121	383,797
Tocalo Co., Ltd.	97,804	961,346
Toei Co., Ltd.	12,622	1,502,485
Toenec Corp.	14,174	394,304
Toho Holdings Co., Ltd.	94,531	1,896,009
Toho Titanium Co., Ltd. (a)	63,514	862,065
Toho Zinc Co., Ltd.	25,855	298,180
Tokai Corp.	32,835	426,267
TOKAI Holdings Corp.	232,094	1,506,535
Tokai Rika Co., Ltd.	93,688	1,467,887
Tokai Tokyo Financial Holdings, Inc.	415,469	1,281,352
SECURITY	NUMBER OF SHARES	VALUE ($)
Token Corp.	13,775	725,722
Tokushu Tokai Paper Co., Ltd.	13,122	292,031
Tokuyama Corp.	134,801	2,153,705
Tokyo Electron Device Ltd.	11,635	801,587
Tokyo Kiraboshi Financial Group, Inc.	47,197	1,248,126
Tokyo Seimitsu Co., Ltd.	70,646	3,896,606
Tokyo Steel Manufacturing Co., Ltd.	147,163	1,654,743
Tokyotokeiba Co., Ltd.	28,093	759,322
Tokyu Construction Co., Ltd.	134,780	711,001
Tokyu REIT, Inc.	1,770	2,267,438
TOMONY Holdings, Inc.	296,884	842,210
Tomy Co., Ltd.	168,424	2,736,015
Tonami Holdings Co., Ltd.	12,628	407,243
Topcon Corp.	196,953	2,376,937
Topre Corp.	80,571	961,307
Topy Industries Ltd.	35,108	548,860
Toridoll Holdings Corp.	83,665	2,287,232
Torii Pharmaceutical Co., Ltd.	23,982	618,556
Torishima Pump Manufacturing Co., Ltd.	42,368	552,645
Tosei Corp.	49,997	630,178
Tosei REIT Investment Corp.	605	585,115
Totech Corp.	15,056	541,906
Totetsu Kogyo Co., Ltd.	52,267	985,851
Towa Corp.	44,565	1,124,954
Towa Pharmaceutical Co., Ltd.	49,891	952,687
Toyo Construction Co., Ltd.	136,910	1,042,918
Toyo Corp.	44,176	411,158
Toyo Gosei Co., Ltd. (a)	12,932	659,991
Toyo Ink SC Holdings Co., Ltd.	67,867	1,057,734
Toyo Kanetsu KK	13,700	316,657
Toyo Tanso Co., Ltd.	26,921	1,102,100
Toyobo Co., Ltd.	166,738	1,211,151
TPR Co., Ltd.	48,037	603,824
Trancom Co., Ltd.	11,377	588,445
Transcosmos, Inc.	44,245	969,479
TRE Holdings Corp.	60,284	486,959
Tri Chemical Laboratories, Inc.	50,186	948,668
Trusco Nakayama Corp.	73,536	1,298,630
TSI Holdings Co., Ltd.	148,232	738,182
Tsubaki Nakashima Co., Ltd.	79,171	446,470
Tsubakimoto Chain Co.	61,280	1,620,552
Tsuburaya Fields Holdings, Inc.	66,768	1,198,371
Tsugami Corp.	79,841	646,033
Tsukishima Holdings Co., Ltd.	65,887	623,185
Tsurumi Manufacturing Co., Ltd.	38,493	803,783
TV Asahi Holdings Corp.	38,231	435,395
UACJ Corp.	53,340	1,148,614
Uchida Yoko Co., Ltd.	16,624	742,219
Union Tool Co.	17,328	452,288
Unipres Corp.	72,109	609,721
United Arrows Ltd.	49,688	737,206
United Super Markets Holdings, Inc.	106,164	816,001
Universal Entertainment Corp.	42,156	689,159
Usen-Next Holdings Co., Ltd.	30,552	734,499
UT Group Co., Ltd. *	52,382	873,243
V Technology Co., Ltd.	16,440	270,114
Valor Holdings Co., Ltd.	77,602	1,158,287
Valqua Ltd.	27,771	827,875
ValueCommerce Co., Ltd.	30,379	268,139
Vector, Inc.	44,334	409,279
Vision, Inc./Tokyo Japan *	49,835	575,763
Vital KSK Holdings, Inc.	58,372	392,528
VT Holdings Co., Ltd.	158,550	557,596
Wacoal Holdings Corp.	97,376	2,144,366
Wacom Co., Ltd.	271,329	1,118,229
Wakita & Co., Ltd.	83,629	770,891
Warabeya Nichiyo Holdings Co., Ltd.	25,114	469,901
Weathernews, Inc.	10,585	463,869
See financial notes
Schwab International Equity ETFs | Annual Report55

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
West Holdings Corp.	40,932	795,951
WingArc1st, Inc.	35,923	615,640
World Co., Ltd.	34,851	387,566
World Holdings Co., Ltd.	17,152	284,639
W-Scope Corp. *(a)	95,133	779,570
Xebio Holdings Co., Ltd.	41,144	288,264
Yahagi Construction Co., Ltd.	46,400	399,349
YAKUODO Holdings Co., Ltd.	20,883	368,646
YAMABIKO Corp.	60,498	612,938
YA-MAN Ltd. (a)	50,929	361,717
Yamazen Corp.	118,619	931,288
Yellow Hat Ltd.	53,602	695,131
Yodogawa Steel Works Ltd.	50,580	1,184,722
Yokogawa Bridge Holdings Corp.	56,218	1,066,167
Yokohama Reito Co., Ltd.	80,371	729,265
Yokowo Co., Ltd.	41,360	478,985
Yondoshi Holdings, Inc.	37,020	478,818
Yonex Co., Ltd.	72,927	705,301
Yoshinoya Holdings Co., Ltd.	121,808	2,379,935
Yuasa Trading Co., Ltd.	29,670	872,257
Yurtec Corp.	63,544	402,865
Zenrin Co., Ltd.	61,003	381,308
ZERIA Pharmaceutical Co., Ltd.	70,542	1,170,653
ZIGExN Co., Ltd.	99,068	393,319
Zojirushi Corp.	82,418	1,016,178
Zuken, Inc.	27,507	803,945
		687,733,816

Netherlands 1.3%
Alfen N.V. *(a)	41,927	2,431,812
AMG Critical Materials N.V.	61,395	2,087,676
APERAM S.A.	81,685	2,318,375
Arcadis N.V.	137,699	6,462,286
Basic-Fit N.V. *(a)	100,440	3,069,793
Brunel International N.V.	38,418	518,710
Corbion N.V.	114,633	2,747,125
Eurocommercial Properties N.V.	102,569	2,469,149
Flow Traders Ltd.	49,750	1,008,648
Fugro N.V. CVA *	216,989	3,666,875
Galapagos N.V. *	93,277	3,543,336
Koninklijke BAM Groep N.V.	461,476	985,698
Majorel Group Luxembourg S.A.	40,728	1,306,232
NSI N.V.	34,797	706,241
PostNL N.V.	742,524	1,735,099
SBM Offshore N.V.	294,822	4,278,199
Sligro Food Group N.V.	63,320	1,220,544
TKH Group N.V.	77,891	3,596,288
TomTom N.V. *	130,467	1,037,945
Vastned Retail N.V.	32,270	692,779
Wereldhave N.V.	75,876	1,323,397
		47,206,207

New Zealand 0.6%
Argosy Property Ltd.	1,615,581	1,125,537
Chorus Ltd.	841,026	4,018,831
Freightways Group Ltd.	332,351	1,723,695
Genesis Energy Ltd.	1,012,054	1,527,661
Goodman Property Trust	2,108,245	2,717,843
Heartland Group Holdings Ltd.	1,087,660	1,159,288
KMD Brands Ltd.	1,096,501	541,917
Oceania Healthcare Ltd.	1,402,831	634,840
Pacific Edge Ltd. *	1,318,718	82,449
Precinct Properties New Zealand Ltd.	2,580,510	1,889,975
Scales Corp., Ltd.	208,806	385,434
Skellerup Holdings Ltd.	345,111	883,634
SKY Network Television Ltd.	267,949	398,876
SECURITY	NUMBER OF SHARES	VALUE ($)
Stride Property Group	976,213	807,988
Summerset Group Holdings Ltd.	443,044	2,704,058
Vector Ltd.	480,003	1,154,704
Vital Healthcare Property Trust	972,928	1,303,493
		23,060,223

Norway 1.9%
Aker Carbon Capture A.S.A. *	644,564	746,537
Aker Horizons Holding A/S *	429,288	194,523
Aker Solutions A.S.A.	509,409	2,125,341
Arendals Fossekompani A/S (a)	22,556	308,744
Atea A.S.A. *	157,478	1,954,198
Austevoll Seafood A.S.A.	166,946	1,210,840
Bakkafrost P/F	96,936	4,898,220
Bonheur A.S.A.	37,453	815,103
Borr Drilling Ltd. *	433,793	3,058,571
Borregaard A.S.A.	189,600	2,769,900
BW Energy Ltd. *	147,223	355,008
BW LPG Ltd.	147,869	1,793,253
BW Offshore Ltd.	169,582	394,097
Crayon Group Holding A.S.A. *	156,582	1,268,889
DNO A.S.A.	1,029,995	961,037
Elkem A.S.A.	503,827	1,042,027
Entra A.S.A.	106,048	994,965
Europris A.S.A.	313,986	1,788,783
FLEX LNG Ltd.	56,272	1,714,005
Grieg Seafood A.S.A.	109,329	772,908
Hafnia Ltd.	469,054	2,749,375
Hexagon Composites A.S.A. *	207,462	736,453
Hexagon Purus A.S.A. *	71,204	131,066
Hoegh Autoliners A.S.A.	123,791	862,929
Kahoot! A.S.A. *	718,847	2,331,472
MPC Container Ships A.S.A	746,760	1,293,139
NEL A.S.A. *	3,029,098	3,328,914
Scatec A.S.A.	227,625	1,519,333
Sparebank 1 Oestlandet	56,973	717,709
SpareBank 1 SMN	249,209	3,298,687
SpareBank 1 SR-Bank A.S.A.	339,639	4,109,328
Stolt-Nielsen Ltd.	41,590	1,036,119
Storebrand A.S.A.	887,303	7,123,682
Subsea 7 S.A.	456,538	5,944,310
TGS A.S.A.	229,919	2,976,347
Veidekke A.S.A.	207,672	1,967,946
Wallenius Wilhelmsen A.S.A.	202,173	1,640,245
Wilh Wilhelmsen Holding A.S.A., Class A	24,238	683,585
		71,617,588

Poland 0.8%
Alior Bank S.A. *	178,045	2,427,071
AmRest Holdings SE *	138,440	922,094
Asseco Poland S.A.	105,166	1,870,468
Bank Handlowy w Warszawie S.A.	62,407	1,309,847
Bank Millennium S.A. *	1,182,839	1,743,584
CCC S.A. *	74,453	804,824
CD Projekt S.A.	125,275	4,485,126
Ciech S.A.	30,196	322,750
Cyfrowy Polsat S.A.	463,300	1,524,379
Enea S.A. *	506,286	1,079,217
Grupa Azoty S.A. *	87,076	532,017
Jastrzebska Spolka Weglowa S.A. *	97,750	858,848
KRUK S.A. *	33,447	3,246,297
mBank S.A. *	24,868	2,588,625
Orange Polska S.A.	1,263,398	2,193,109
PGE Polska Grupa Energetyczna S.A. *	1,680,966	3,461,250
Tauron Polska Energia S.A. *	1,792,300	1,861,774
See financial notes
56Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Warsaw Stock Exchange	55,329	492,977
		31,724,257

Portugal 0.4%
Altri, SGPS, S.A. (a)	135,132	667,035
Banco Comercial Portugues S.A., Class R *	14,961,301	4,179,724
Corticeira Amorim SGPS S.A.	64,342	706,716
CTT-Correios de Portugal S.A.	274,854	1,009,788
Greenvolt-Energias Renovaveis S.A. *(a)	122,542	832,586
NOS, SGPS S.A.	359,097	1,353,197
REN - Redes Energeticas Nacionais, SGPS, S.A.	760,342	2,079,597
Semapa-Sociedade de Investimento e Gestao	28,881	420,036
Sonae, SGPS, S.A.	1,718,837	1,814,237
The Navigator Co., S.A.	476,112	1,743,508
		14,806,424

Republic of Korea 6.5%
AbClon, Inc. *	23,199	298,906
ABLBio, Inc. *	47,039	647,709
Advanced Nano Products Co., Ltd.	14,087	1,681,807
Advanced Process Systems Corp.	24,494	338,570
AfreecaTV Co., Ltd.	12,770	789,339
Ahnlab, Inc.	11,223	551,067
Amicogen, Inc. *	35,019	483,258
Ananti, Inc. *	84,941	525,680
Asiana Airlines, Inc. *	62,452	524,469
BH Co., Ltd.	48,203	878,905
Binex Co., Ltd. *	41,517	278,298
Binggrae Co., Ltd.	9,459	398,613
Bioneer Corp. *	40,789	1,323,887
Boryung	51,461	365,590
Bukwang Pharmaceutical Co., Ltd. *	67,944	346,981
Cellivery Therapeutics, Inc. *(b)	45,216	171,388
Chabiotech Co., Ltd. *	86,242	1,149,676
Chong Kun Dang Pharmaceutical Corp.	15,944	1,049,463
Chunbo Co., Ltd.	8,131	926,445
CJ CGV Co., Ltd. *	44,313	263,514
CMG Pharmaceutical Co., Ltd. *	184,240	340,811
Com2uS Corp.	18,514	663,941
Com2uS Holdings Corp. *	8,432	192,340
Cosmax, Inc. *	14,829	1,722,150
CosmoAM&T Co., Ltd. *	38,609	4,606,498
Cosmochemical Co., Ltd. *	46,912	1,542,142
Creative & Innovative System *	91,045	772,858
CrystalGenomics Invites Co., Ltd. *	113,618	296,133
CS Wind Corp.	37,752	1,813,696
Daeduck Electronics Co., Ltd. / New	63,661	1,391,945
Daejoo Electronic Materials Co., Ltd.	18,836	1,407,979
Daesang Corp.	38,354	520,285
Daewoong Co., Ltd.	38,741	417,673
Daewoong Pharmaceutical Co., Ltd.	9,266	731,185
Daishin Securities Co., Ltd.	57,255	623,773
Danal Co., Ltd. *	94,373	274,533
Daou Technology, Inc.	45,310	636,585
Dawonsys Co., Ltd. *	50,661	559,600
DB HiTek Co., Ltd.	67,299	2,724,037
Dentium Co., Ltd.	12,361	1,154,971
DIO Corp. *	21,701	486,805
Dong-A Socio Holdings Co., Ltd.	5,882	433,446
Dong-A ST Co., Ltd.	8,926	415,995
Dongjin Semichem Co., Ltd.	57,026	1,471,221
DongKook Pharmaceutical Co., Ltd.	44,848	478,763
Dongkuk Steel Mill Co., Ltd. *	53,337	400,305
SECURITY	NUMBER OF SHARES	VALUE ($)
Dongwon Industries Co., Ltd.	8,791	232,786
Doosan Co., Ltd.	11,016	980,126
Doosan Fuel Cell Co., Ltd. *	56,146	1,051,344
Doosan Tesna, Inc.	18,477	682,884
DoubleUGames Co., Ltd.	17,134	553,525
Duk San Neolux Co., Ltd. *	23,619	763,921
Duzone Bizon Co., Ltd.	32,022	821,294
Ecopro Co., Ltd.	36,659	34,863,146
Ecopro HN Co., Ltd.	21,126	1,484,854
Enchem Co., Ltd. *	13,370	674,696
ENF Technology Co., Ltd.	19,739	317,347
Eo Technics Co., Ltd.	15,160	1,942,957
Eoflow Co., Ltd. *	46,272	927,716
ESR Kendall Square REIT Co., Ltd.	237,049	703,928
Eubiologics Co., Ltd. *	66,779	507,758
Eugene Investment & Securities Co., Ltd.	112,411	357,623
Eugene Technology Co., Ltd.	24,061	626,214
Foosung Co., Ltd.	99,278	878,799
GemVax & Kael Co., Ltd. *	65,299	654,596
GeneOne Life Science, Inc. *	139,651	412,587
Genexine, Inc. *	58,156	442,192
GOLFZON Co., Ltd.	6,012	416,189
Grand Korea Leisure Co., Ltd. *	37,912	463,807
Green Cross Holdings Corp.	55,631	588,403
Green Cross LabCell Corp.	15,996	454,435
HAESUNG DS Co., Ltd.	21,459	1,113,741
Halla Holdings Corp.	13,521	367,243
Han Kuk Carbon Co., Ltd.	59,632	653,730
Hana Micron, Inc.	68,347	1,098,826
Hana Tour Service, Inc. *	21,718	799,380
Hanall Biopharma Co., Ltd. *	71,211	1,279,562
Hancom, Inc. *	31,407	342,168
Handsome Co., Ltd.	24,354	349,717
Hanil Cement Co., Ltd.	32,492	310,478
Hanjin Transportation Co., Ltd.	26,364	423,859
Hankook & Co. Co., Ltd.	51,357	423,523
Hanmi Semiconductor Co., Ltd.	85,651	3,875,112
Hansae Co., Ltd.	25,563	377,522
Hansol Chemical Co., Ltd.	15,485	1,892,058
Hanssem Co., Ltd.	12,937	579,437
Hanwha General Insurance Co., Ltd. *	150,430	476,869
Hanwha Investment & Securities Co., Ltd. *	196,436	372,288
Hanwha Systems Co., Ltd.	115,611	1,174,697
Harim Holdings Co., Ltd.	82,082	449,611
HD Hyundai Construction Equipment Co. Ltd.	22,622	1,218,601
HD Hyundai Electric Co. Ltd.	41,457	2,208,113
HDC Holdings Co., Ltd.	72,619	341,736
HDC Hyundai Development Co-Engineering & Construction, Class E	88,624	691,961
Helixmith Co.,Ltd *	70,461	266,544
HK inno N Corp.	28,938	810,067
HLB Global Co., Ltd. *	71,667	211,463
HLB Life Science Co., Ltd. *	160,479	1,047,803
HLB Therapeutics Co., Ltd. *	121,038	344,318
Hugel, Inc. *	10,718	911,446
Humasis Co., Ltd. *	218,468	415,697
Huons Co., Ltd.	12,474	445,449
Hyosung Advanced Materials Corp.	5,979	2,044,644
Hyosung Chemical Corp. *	4,257	339,787
Hyosung Corp.	16,744	803,155
Hyosung Heavy Industries Corp. *	12,507	1,897,222
Hyosung TNC Corp.	5,666	1,418,911
Hyundai Autoever Corp.	12,677	1,685,151
Hyundai Bioscience Co., Ltd. *	69,506	1,427,719
Hyundai Elevator Co., Ltd.	45,338	1,543,567
See financial notes
Schwab International Equity ETFs | Annual Report57

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Hyundai GF Holdings	1	3
Hyundai Green Food *	36,057	343,179
Hyundai Home Shopping Network Corp.	10,172	335,924
Hyundai Rotem Co., Ltd. *	138,617	3,224,871
Il Dong Pharmaceutical Co., Ltd. *	29,745	360,743
Ilyang Pharmaceutical Co., Ltd.	23,679	286,817
iMarketKorea, Inc.	35,216	246,452
InBody Co., Ltd.	19,941	395,275
Innocean Worldwide, Inc.	20,757	638,375
Innox Advanced Materials Co., Ltd.	25,246	726,772
Insun ENT Co., Ltd. *	43,900	279,658
Intellian Technologies, Inc.	14,222	927,510
INTOPS Co., Ltd.	22,628	505,888
IS Dongseo Co., Ltd. *	25,556	613,885
i-SENS, Inc.	32,924	828,238
JB Financial Group Co., Ltd.	278,405	2,045,253
Jeju Air Co., Ltd. *	59,655	584,928
JR Global Reit	212,830	670,654
Jusung Engineering Co., Ltd.	67,388	1,396,960
JW Pharmaceutical Corp.	28,574	995,523
JYP Entertainment Corp.	52,077	4,420,684
KCC Glass Corp.	18,020	570,560
KEPCO Engineering & Construction Co., Inc.	23,775	1,190,774
KH Vatec Co., Ltd.	28,591	325,333
KIWOOM Securities Co., Ltd.	25,063	1,958,773
KMW Co., Ltd. *	55,708	469,941
Koh Young Technology, Inc.	109,952	1,081,427
Kolmar Korea Co., Ltd.	29,770	1,301,839
Kolon Industries, Inc.	35,100	1,349,030
Komipharm International Co., Ltd. *	74,208	305,422
Korea Electric Terminal Co., Ltd.	13,245	533,107
Korea Line Corp. *	261,583	355,440
Korea Petrochemical Ind Co., Ltd.	5,767	561,538
Korea Real Estate Investment & Trust Co., Ltd.	244,691	229,742
Korea United Pharm, Inc.	16,289	335,824
Korean Reinsurance Co.	184,208	1,103,785
Kuk-il Paper Manufacturing Co., Ltd. *(b)	146,037	31,820
Kum Yang Co., Ltd. *	56,527	5,516,915
Kumho Tire Co., Inc. *	252,665	945,284
Kwang Dong Pharmaceutical Co., Ltd.	57,964	280,666
L&C Bio Co., Ltd.	22,600	624,097
LEENO Industrial, Inc.	17,491	2,224,503
LegoChem Biosciences, Inc. *	34,670	925,932
LF Corp.	33,309	367,426
LG Hausys Ltd.	12,180	471,811
LIG Nex1 Co., Ltd.	20,773	1,332,741
LOTTE Reit Co., Ltd.	231,110	595,369
Lotte Rental Co., Ltd.	21,147	443,979
Lotte Tour Development Co., Ltd. *	66,188	857,803
Lotte Wellfood Co., Ltd.	4,915	414,247
LS Electric Co., Ltd.	29,074	2,195,260
LX Holdings Corp.	77,167	473,482
LX International Corp.	42,649	979,306
LX Semicon Co., Ltd.	21,195	1,428,768
Mcnex Co., Ltd.	22,078	486,075
Medipost Co., Ltd. *	27,518	189,873
MedPacto, Inc. *	23,794	264,448
Medytox, Inc.	9,441	1,764,272
MegaStudyEdu Co., Ltd.	14,818	577,361
Mezzion Pharma Co., Ltd. *	28,459	1,065,800
Modetour Network, Inc. *	28,450	349,988
Myoung Shin Industrial Co., Ltd. *	50,666	818,399
Namsun Aluminum Co., Ltd. *	171,722	331,946
Namyang Dairy Products Co., Ltd.	844	297,244
Naturecell Co., Ltd. *	86,823	506,454
Neowiz *	22,139	590,429
SECURITY	NUMBER OF SHARES	VALUE ($)
NEPES Corp. *	30,785	412,252
Nexen Tire Corp.	62,630	377,652
NHN KCP Corp.	41,705	287,131
NICE Holdings Co., Ltd.	34,714	368,742
NICE Information Service Co., Ltd.	63,086	467,746
NKMax Co., Ltd. *	56,782	632,367
Orion Holdings Corp.	37,378	430,409
Oscotec, Inc. *	61,767	1,308,474
Park Systems Corp.	8,288	1,128,685
Partron Co., Ltd.	79,548	488,091
People & Technology, Inc.	35,443	1,877,065
PharmaResearch Co., Ltd.	11,532	1,264,223
Pharmicell Co., Ltd. *	104,976	551,983
PI Advanced Materials Co., Ltd.	23,306	523,691
Poongsan Corp.	35,691	953,200
Posco DX Co., Ltd.	101,836	4,322,300
RFHIC Corp.	31,869	420,017
S&S Tech Corp.	30,488	1,093,347
Sam Chun Dang Pharm Co., Ltd. *	25,212	1,676,667
SAM KANG M&T Co., Ltd. *	46,452	759,117
Sambu Engineering & Construction Co., Ltd. *	289,000	760,900
Samchully Co., Ltd.	4,198	347,782
Samsung Pharmaceutical Co., Ltd. *	115,166	250,939
Samwha Capacitor Co., Ltd.	14,526	436,852
Samyang Foods Co., Ltd.	7,654	1,125,733
Samyang Holdings Corp.	11,513	607,987
Seah Besteel Holdings Corp.	21,440	382,814
Sebang Global Battery Co., Ltd.	15,286	692,742
Seojin System Co., Ltd. *	36,850	448,863
Seoul Semiconductor Co., Ltd.	65,377	584,152
SFA Engineering Corp.	35,542	894,096
SFA Semicon Co., Ltd. *	146,068	552,555
Shinhan Alpha REIT Co., Ltd.	119,384	561,807
Shinsegae International, Inc.	21,343	304,865
Shinsung E&G Co., Ltd. *	289,090	645,217
SIMMTECH Co., Ltd.	37,055	1,016,262
SK Discovery Co., Ltd.	20,733	657,244
SK Gas Ltd.	4,864	463,308
SK REITs Co., Ltd.	212,896	748,982
SK Securities Co., Ltd.	626,255	307,501
SL Corp.	28,929	783,551
SM Entertainment Co., Ltd.	21,353	2,221,326
SNT Motiv Co., Ltd.	13,389	495,851
Solid, Inc.	84,353	379,724
SOLUM Co., Ltd. *	65,453	1,507,883
Songwon Industrial Co., Ltd.	28,913	426,340
Soulbrain Co., Ltd.	7,910	1,361,472
ST Pharm Co., Ltd.	17,213	1,056,156
STCUBE *	86,894	869,762
Studio Dragon Corp. *	12,865	502,239
Sung Kwang Bend Co., Ltd.	32,132	371,217
Sungeel Hitech Co., Ltd. *	9,665	929,390
Sungwoo Hitech Co., Ltd.	86,706	663,210
Taekwang Industrial Co., Ltd.	1,008	462,151
Taihan Electric Wire Co., Ltd. *	71,116	710,218
TES Co., Ltd.	23,361	347,477
The Nature Holdings Co., Ltd..	16,915	277,064
TK Corp.	24,234	376,780
TKG Huchems Co., Ltd.	42,632	714,431
Tokai Carbon Korea Co., Ltd.	7,691	534,166
Unid Co., Ltd.	6,613	290,687
UniTest, Inc. *	30,235	317,962
Vaxcell-Bio Therapeutics Co., Ltd. *	19,392	616,201
Vieworks Co., Ltd.	13,691	317,998
Webzen, Inc.	28,215	303,550
WONIK IPS Co., Ltd.	64,829	1,513,126
W-Scope Chungju Plant Co., Ltd. *	41,502	2,072,353
See financial notes
58Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Wysiwyg Studios Co., Ltd. *	176,320	402,865
YG Entertainment, Inc.	21,274	1,311,769
Youlchon Chemical Co., Ltd.	24,449	593,768
Young Poong Corp.	942	388,417
Youngone Corp.	58,158	2,362,841
Youngone Holdings Co., Ltd.	10,251	580,896
Yuanta Securities Korea Co., Ltd.	147,440	283,892
Yungjin Pharmaceutical Co., Ltd. *	149,827	281,120
Zinus, Inc.	19,843	396,335
		244,319,310

Singapore 0.9%
AEM Holdings Ltd.	522,367	1,361,519
AIMS APAC REIT	1,088,562	1,015,615
Ascendas India Trust	1,804,857	1,550,266
CapitaLand China Trust	2,234,124	1,497,136
CDL Hospitality Trusts	1,685,045	1,285,151
Cromwell European Real Estate Investment Trust	617,731	952,045
Digital Core REIT Management Pte Ltd.	1,362,881	756,399
Eagle Hospitality Trust *(b)	940,343	0
ESR-LOGOS REIT	11,810,545	2,711,047
Far East Hospitality Trust	1,868,970	878,783
First Real Estate Investment Trust	2,021,257	381,652
First Resources Ltd.	972,794	1,116,498
Frasers Centrepoint Trust	2,073,713	3,439,554
iFAST Corp., Ltd.	300,558	1,264,102
Keppel Infrastructure Trust	7,099,775	2,602,287
Keppel Pacific Oak US REIT	1,666,023	366,525
Lendlease Global Commercial REIT	3,650,302	1,554,183
Manulife US Real Estate Investment Trust	3,064,488	208,385
Nanofilm Technologies International Ltd.	412,859	324,051
OUE Commercial Real Estate Investment Trust	3,984,567	693,353
Parkway Life Real Estate Investment Trust	746,993	2,123,993
Raffles Medical Group Ltd.	1,775,923	1,656,914
Riverstone Holdings Ltd.	1,030,466	480,706
Sheng Siong Group Ltd.	805,271	906,340
Silverlake Axis Ltd.	1,420,871	299,851
SPH REIT	2,126,657	1,417,246
Starhill Global REIT	2,754,134	989,082
The Hour Glass Ltd.	417,603	606,073
UMS Holdings Ltd.	885,172	819,300
		33,258,056

Spain 1.9%
Acerinox S.A.	377,093	3,792,368
Almirall S.A.	139,559	1,418,520
Applus Services S.A.	249,970	2,571,970
Atresmedia Corp de Medios de Comunicaion S.A.	148,542	590,710
Banco De Sabadell S.A.	10,781,885	12,497,860
Cia de Distribucion Integral Logista Holdings S.A.	120,466	3,268,694
Cie Automotive S.A.	95,432	2,908,445
Construcciones y Auxiliar de Ferrocarriles S.A.	34,800	1,250,193
Distribuidora Internacional de Alimentacion S.A. *	22,298,645	336,405
Ebro Foods S.A.	148,562	2,686,287
Ence Energia y Celulosa S.A. (a)	239,714	764,390
Faes Farma S.A.	616,468	2,161,139
Fluidra S.A.	210,246	4,737,234
SECURITY	NUMBER OF SHARES	VALUE ($)
Fomento de Construcciones y Contratas S.A.	92,815	1,196,752
Gestamp Automocion S.A.	301,516	1,350,235
Global Dominion Access S.A.	195,313	782,217
Indra Sistemas S.A.	236,553	3,350,493
Laboratorios Farmaceuticos Rovi S.A.	40,787	2,324,078
Lar Espana Real Estate Socimi S.A.	116,525	729,734
Let's GOWEX S.A. *(b)	5,361	0
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros	1,287,760	1,306,821
Melia Hotels International S.A. *	199,368	1,305,877
Neinor Homes S.A. *	78,238	784,620
Pharma Mar S.A.	25,709	996,146
Prosegur Cash S.A.	705,929	456,643
Prosegur Cia de Seguridad S.A.	467,818	817,471
Sacyr S.A.	767,045	2,445,921
Solaria Energia y Medio Ambiente S.A. *	115,296	1,719,375
Tecnicas Reunidas S.A. *(a)	84,239	777,145
Unicaja Banco S.A.	2,361,800	2,614,647
Vidrala SA	35,724	3,365,499
Viscofan S.A.	74,403	4,845,197
		70,153,086

Sweden 4.6%
AAK AB	334,041	6,198,881
AddLife AB, B Shares	207,650	1,435,548
Addnode Group AB	230,983	1,567,324
AddTech AB, B Shares	361,574	6,122,049
AFRY AB	185,626	2,444,522
Alleima AB	352,444	1,616,429
Arjo AB, B Shares	426,802	1,682,278
Atrium Ljungberg AB, B Shares	84,005	1,529,749
Attendo AB *	204,808	580,762
Avanza Bank Holding AB	241,382	4,673,375
Beijer Alma AB	85,574	1,342,625
Betsson AB, B Shares *	229,418	2,569,505
BICO Group AB *(a)	85,691	345,037
Bilia AB, A Shares	134,966	1,291,741
Billerud Aktiebolag	406,536	3,326,571
BioArctic AB *(a)	66,133	1,879,523
Biotage AB	125,424	1,363,068
Boozt AB *	118,120	1,091,676
Bravida Holding AB	390,855	2,784,198
Bufab AB	57,343	1,545,919
Bure Equity AB	102,777	2,064,945
Camurus AB *	38,866	1,043,535
Catena AB	64,743	2,365,063
Cibus Nordic Real Estate AB	109,014	1,174,773
Cint Group AB *	382,602	333,164
Clas Ohlson AB, B Shares	81,407	747,910
Cloetta AB, B Shares	385,336	649,974
Collector Bank AB *	165,454	519,032
Concentric AB	75,547	1,185,305
Corem Property Group AB, B Shares	1,264,752	925,761
Dios Fastigheter AB	166,154	1,036,386
Dometic Group AB	608,038	3,904,806
Electrolux Professional AB, B Shares	433,817	2,335,502
Elekta AB, B Shares (a)	694,501	4,971,277
Fabege AB	477,989	4,098,084
Fagerhult Group AB	134,241	644,853
Fortnox AB	947,010	4,922,767
Granges AB	200,390	1,912,415
Hemnet Group AB	147,548	2,674,753
Hexatronic Group AB	384,383	2,092,186
Hexpol AB	473,409	4,669,282
HMS Networks AB	53,791	2,158,537
Hufvudstaden AB, A Shares	205,050	2,368,864
See financial notes
Schwab International Equity ETFs | Annual Report59

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Instalco AB	455,580	1,551,899
Intrum AB (a)	147,854	934,662
Investment AB Oresund	57,492	535,547
INVISIO AB	63,798	1,243,927
JM AB	126,496	1,668,145
Lagercrantz Group AB, B Shares	363,251	3,811,682
Lindab International AB	130,978	1,925,813
Loomis AB	135,875	3,608,476
Medicover AB, B Shares	122,982	1,776,797
MEKO AB	79,743	716,601
MIPS AB	41,426	1,533,343
Modern Times Group MTG AB, B Shares *	231,383	1,573,207
Munters Group AB	204,534	2,531,015
Mycronic AB	130,899	2,684,948
NCC AB, B Shares	171,026	1,760,256
Nobia AB *	221,790	186,650
Nolato AB, B Shares	337,751	1,447,870
Nordnet AB publ	325,985	4,230,401
NP3 Fastigheter AB	58,048	891,668
Nyfosa AB	345,429	2,173,541
OX2 AB *	284,420	1,380,553
Pandox AB	168,473	1,873,991
Peab AB, B Shares	370,747	1,508,057
Platzer Fastigheter Holding AB, B Shares	100,606	670,713
Ratos AB, B Shares	395,929	1,225,764
Resurs Holding AB	269,484	590,655
Samhallsbyggnadsbolaget i Norden AB (a)	2,109,588	677,675
Scandic Hotels Group AB *(a)	257,169	834,926
Sdiptech AB, B Shares *	56,457	1,288,984
Sectra AB, B Shares *	247,170	3,859,950
Sinch AB *	1,185,659	2,493,155
SkiStar AB	76,919	820,477
Stillfront Group AB *	898,366	1,476,779
Storskogen Group AB, B Shares	2,626,516	1,986,096
Systemair AB *	141,446	865,477
Thule Group AB	201,465	5,837,939
Troax Group AB	64,338	1,032,943
Truecaller AB, B Shares *	377,949	1,183,906
Viaplay Group AB, B Shares *(a)	142,653	670,280
Vitec Software Group AB, B Shares	50,937	2,751,553
Vitrolife AB	127,320	1,738,312
Volati AB	38,122	318,557
Wallenstam AB, B Shares	637,075	2,300,473
Wihlborgs Fastigheter AB	503,406	3,873,273
		172,236,890

Switzerland 4.3%
Accelleron Industries AG	179,754	4,863,992
Allreal Holding AG	27,905	4,878,044
ALSO Holding AG	5,113	1,244,602
ams-OSRAM AG *(a)	469,905	3,301,704
APG SGA S.A.	2,093	431,278
Arbonia AG	84,596	895,525
Aryzta AG *	1,790,814	2,982,494
Autoneum Holding AG *	5,594	834,746
Basilea Pharmaceutica AG *	22,068	1,205,526
Bell Food Group AG	3,627	1,096,416
Bossard Holding AG, Class A	4,830	1,107,359
Bucher Industries AG	12,387	5,090,836
Burckhardt Compression Holding AG	6,015	3,548,050
Bystronic AG	2,440	1,646,465
Cembra Money Bank AG	56,352	4,115,147
Comet Holding AG	14,255	3,666,840
COSMO Pharmaceuticals N.V.	18,525	934,377
SECURITY	NUMBER OF SHARES	VALUE ($)
Daetwyler Holding AG	14,239	2,969,515
DocMorris AG *(a)	15,419	1,165,263
dormakaba Holding AG	5,780	3,033,150
Dottikon Es Holding AG *	8,439	2,111,541
Dufry AG *	201,679	8,987,360
EFG International AG	148,866	1,668,580
Forbo Holding AG	1,801	2,434,638
Galenica AG	93,962	7,468,024
Hiag Immobilien Holding AG	6,678	565,541
Huber & Suhner AG	32,140	2,481,685
Idorsia Ltd. *(a)	233,082	1,278,817
Implenia AG	28,252	1,007,572
Inficon Holding AG	3,717	4,746,987
Interroll Holding AG	1,032	3,078,766
Intershop Holding AG	2,177	1,478,856
Kardex Holding AG	10,986	2,531,164
Komax Holding AG	8,982	2,252,491
Landis & Gyr Group AG	46,837	3,473,335
LEM Holding S.A.	901	2,032,032
Leonteq AG	19,662	889,326
Medacta Group S.A.	11,511	1,616,036
Medartis Holding AG *	8,957	865,024
Medmix AG	48,369	1,440,254
Meyer Burger Technology AG *(a)	6,864,508	3,085,434
Mobimo Holding AG	13,817	4,043,809
Montana Aerospace AG *	42,966	674,224
OC Oerlikon Corp. AG	353,267	1,736,638
PIERER Mobility AG	17,560	1,439,393
PolyPeptide Group AG *	27,793	786,669
Rieter Holding AG	5,710	604,455
Schweiter Technologies AG	1,827	1,317,633
Sensirion Holding AG *	19,572	1,721,760
SFS Group AG	33,120	3,802,285
Siegfried Holding AG	7,832	7,089,368
SKAN Group AG	21,133	1,923,683
Softwareone Holding AG	209,156	4,184,304
St. Galler Kantonalbank AG	5,399	3,019,650
Stadler Rail AG	100,887	4,105,156
Sulzer AG	32,849	3,347,195
Swissquote Group Holding S.A.	16,513	3,290,448
TX Group AG	5,911	619,710
u-blox Holding AG	12,982	1,159,671
Valiant Holding AG	30,457	3,272,425
Vetropack Holding AG	23,074	1,218,683
Vontobel Holding AG	52,114	3,233,340
VP Bank AG, Class A	4,762	484,152
VZ Holding AG	25,641	2,595,308
Ypsomed Holding AG	6,540	1,932,567
Zehnder Group AG	17,492	1,158,542
		163,265,860

United Kingdom 12.4%
4imprint Group plc	53,634	3,466,077
888 Holdings plc *	670,045	1,083,384
AG Barr plc	166,502	1,028,542
AJ Bell plc	559,842	2,058,689
Alphawave IP Group plc *	553,605	1,010,160
AO World plc *	840,690	994,439
Ascential plc *	831,697	2,114,092
Ashmore Group plc	862,508	2,120,277
ASOS plc *(a)	123,995	688,815
Assura plc	5,617,856	3,266,042
Aston Martin Lagonda Global Holdings plc *(a)	496,522	2,242,353
Auction Technology Group plc *	166,338	1,492,288
Avon Rubber plc	55,932	460,682
Babcock International Group plc *	482,156	2,360,763
See financial notes
60Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Bakkavor Group plc	254,273	322,202
Balanced Commercial Property Trust Ltd.	1,010,797	886,335
Balfour Beatty plc	1,097,018	4,548,360
Bank of Georgia Group plc	69,323	3,061,314
Bellway plc	236,059	6,389,246
Big Yellow Group plc	323,788	4,410,593
Bodycote plc	357,041	3,004,097
Bridgepoint Group plc	482,891	1,068,981
Britvic plc	495,540	5,519,445
Bytes Technology Group plc	383,378	2,358,059
C&C Group plc	742,301	1,284,868
Capita plc *	3,336,593	762,724
Capricorn Energy plc	282,181	615,013
Carnival plc *	282,928	4,027,882
Centamin plc	2,252,366	2,504,459
Chemring Group plc	540,965	1,994,757
Clarkson plc	47,280	1,623,583
Close Brothers Group plc	289,109	3,007,686
CLS Holdings plc	305,482	490,832
CMC Markets plc	209,627	281,566
Coats Group plc	3,094,651	3,007,702
Computacenter plc	124,677	3,444,059
Cranswick plc	102,513	4,377,606
Crest Nicholson Holdings plc	476,075	1,088,881
Currys plc	1,854,835	1,176,352
Darktrace plc *	775,558	3,534,944
Deliveroo plc *	2,503,273	3,587,555
Diploma plc	249,676	9,915,248
Diversified Energy Co., plc	1,794,471	2,081,721
Domino's Pizza Group plc	727,012	3,638,869
Dr. Martens plc	1,107,866	2,206,823
Drax Group plc	765,242	5,352,611
Dunelm Group plc	215,466	3,178,041
easyJet plc *	710,700	3,811,183
Elementis plc *	1,087,417	1,573,584
Energean plc	258,143	3,722,463
Essentra plc	578,926	1,082,772
FDM Group Holdings plc	167,158	1,220,049
Ferrexpo plc *	558,052	546,969
Finablr plc *(b)	225,475	0
FirstGroup plc	1,369,628	2,518,244
Frasers Group plc *	245,632	2,510,251
Future plc	234,612	2,308,445
Games Workshop Group plc	62,664	8,591,582
Genuit Group plc	442,961	1,790,540
Genus plc	127,077	3,748,674
Grafton Group plc	382,318	4,178,416
Grainger plc	1,393,602	4,171,060
Great Portland Estates plc	418,214	2,226,806
Greencore Group plc *	988,878	1,055,700
Greggs plc	190,920	5,965,849
Halfords Group plc	410,511	951,407
Hammerson plc (a)	7,446,599	2,266,516
Harbour Energy plc	1,312,999	4,159,414
Hays plc	3,070,422	4,166,922
Helical plc	199,894	595,245
Helios Towers plc *	1,482,631	1,712,449
Hill & Smith plc	151,908	3,449,423
Hilton Food Group plc	159,620	1,363,248
Hochschild Mining plc	618,153	715,929
Home REIT plc (b)	1,478,309	356,384
Ibstock plc	709,085	1,337,891
IG Group Holdings plc	730,961	6,265,991
Inchcape plc	714,896	6,916,393
Indivior plc *	240,088	5,536,938
IntegraFin Holdings plc	553,975	1,691,745
International Distributions Services plc *	1,297,998	3,996,760
SECURITY	NUMBER OF SHARES	VALUE ($)
Investec plc	1,196,589	7,085,468
IP Group plc	1,896,944	1,410,978
Ithaca Energy plc	204,116	366,759
IWG plc *	1,394,749	3,167,101
J.D. Wetherspoon plc *	184,472	1,690,038
John Wood Group plc *	1,311,224	2,655,103
JTC plc	256,304	2,263,685
Jupiter Fund Management plc	806,115	1,016,361
Just Group plc	1,985,056	1,896,583
Kainos Group plc	179,435	2,762,557
Keller Group plc	137,316	1,338,059
Lancashire Holdings Ltd.	474,113	3,439,419
Liontrust Asset Management plc	117,497	981,160
LondonMetric Property plc	2,033,462	4,668,980
LXI REIT plc	2,891,216	3,421,805
Man Group plc	2,261,144	6,068,508
Marks & Spencer Group plc *	3,771,429	10,838,689
Marshalls plc	431,030	1,501,993
Mitchells & Butlers plc *	488,250	1,364,821
Mitie Group plc	2,610,958	3,215,836
Mobico Group plc	1,030,519	1,092,973
Molten Ventures plc *	285,961	881,973
Moneysupermarket.com Group plc	991,000	3,119,270
Moonpig Group plc *	530,025	1,138,397
Morgan Advanced Materials plc	542,254	1,807,117
Morgan Sindall Group plc	81,750	2,044,856
NCC Group plc	568,721	718,492
Network International Holdings plc *	860,915	4,232,722
Ninety One plc	636,052	1,380,631
OSB Group plc	824,450	3,566,610
Oxford Biomedica plc *	161,152	658,557
Oxford Instruments plc	101,744	2,855,685
Oxford Nanopore Technologies plc *	1,216,726	3,669,421
Pagegroup plc	594,620	3,155,542
Paragon Banking Group plc	430,852	2,874,447
Pennon Group plc	508,187	4,153,470
Petershill Partners plc	526,092	1,166,615
Petrofac Ltd. *(a)	831,749	761,479
Pets at Home Group plc	878,393	4,202,896
Picton Property Income Ltd.	1,009,548	881,402
Playtech plc *	591,025	3,931,814
Plus500 Ltd.	170,258	3,080,800
Premier Foods plc	1,240,829	1,937,093
Primary Health Properties plc	2,572,858	3,066,214
PureTech Health plc *	475,678	1,194,660
PZ Cussons plc	474,276	953,152
QinetiQ Group plc	987,837	4,173,291
Quilter plc	2,644,472	2,868,405
Rank Group plc *	406,084	432,238
Rathbone Brothers plc	114,681	2,560,502
Redde Northgate plc	439,571	1,787,977
Redrow plc	516,266	3,110,001
Rhi Magnesita N.V.	54,917	1,970,733
Rotork plc	1,651,009	6,297,145
S4 Capital plc *	1,026,337	1,290,118
Safestore Holdings plc	411,607	4,508,951
Savills plc	254,421	2,935,355
Senior plc	807,005	1,842,718
Serco Group plc	2,128,070	4,123,074
Shaftesbury Capital plc	2,602,732	3,878,507
SIG plc *	1,279,882	546,547
Sirius Real Estate Ltd.	2,244,175	2,476,867
Softcat plc	238,506	4,545,429
Spectris plc	201,237	8,478,661
Spire Healthcare Group plc	533,915	1,471,496
Spirent Communications plc	1,124,934	2,236,546
SSP Group plc *	1,491,737	4,442,096
Supermarket Income REIT plc	2,362,384	2,310,977
See financial notes
Schwab International Equity ETFs | Annual Report61

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Synthomer plc *	639,230	518,400
TBC Bank Group plc	96,351	3,473,492
Telecom Plus plc	134,091	2,701,622
THG plc *	1,833,042	2,287,897
TI Fluid Systems plc	598,594	960,271
TP ICAP Group plc	1,506,882	3,154,402
Trainline plc *	884,479	2,606,904
Travis Perkins plc	410,630	4,483,159
Tritax Big Box REIT plc	3,584,829	6,414,029
Trustpilot Group plc *	635,316	662,548
TUI AG *	859,702	5,124,400
Tullow Oil plc *(a)	2,204,909	977,882
UK Commercial Property REIT Ltd.	1,423,222	973,855
Vanquis Banking Group plc	487,797	640,364
Vesuvius plc	406,117	2,268,405
Victrex plc	168,115	3,199,663
Virgin Money UK plc	2,263,263	4,667,494
Vistry Group plc	659,702	6,541,238
Volution Group plc	361,716	1,749,973
Watches of Switzerland Group plc *	443,960	3,276,933
WH Smith plc	239,550	4,453,014
Wickes Group plc	485,468	863,685
Workspace Group plc	277,711	1,766,544
XP Power Ltd.	34,371	938,571
		468,316,829
Total Common Stocks (Cost $3,721,545,475)		3,748,980,827

PREFERRED STOCKS 0.1% OF NET ASSETS

Germany 0.0%
Draegerwerk AG & Co. KGaA	16,242	786,220

Italy 0.1%
Danieli & C Officine Meccaniche S.p.A. - RSP	76,222	1,442,768

Republic of Korea 0.0%
Daishin Securities Co., Ltd.	34,567	353,058

Sweden 0.0%
Corem Property Group AB	21,810	376,052
Total Preferred Stocks (Cost $3,031,322)		2,958,098

RIGHTS 0.0% OF NET ASSETS

Republic of Korea 0.0%
CJ CGV Co., Ltd.
expires 09/07/23, strike KRW 5,560.00 *(b)	62,417	93,029
SK REITs Co., Ltd.
expires 09/22/23, strike KRW 4,260.00 *(b)	79,696	23,516
		116,545
Total Rights (Cost $290,341)		116,545
SECURITY	NUMBER OF SHARES	VALUE ($)
WARRANTS 0.0% OF NET ASSETS

Australia 0.0%
PointsBet Holdings Ltd.
expires 07/08/24 *(b)	19,829	144

Italy 0.0%
Webuild S.p.A.
expires 08/02/30 *(a)(b)	41,766	85,493
Total Warrants (Cost $0)		85,637

SHORT-TERM INVESTMENTS 2.2% OF NET ASSETS

Money Market Funds 2.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (c)	1,242,061	1,242,061
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (c)(d)	79,217,413	79,217,413
		80,459,474
Total Short-Term Investments (Cost $80,459,474)		80,459,474
Total Investments in Securities (Cost $3,805,326,612)		3,832,600,581

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 09/15/23	138	14,554,170	(239,857)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $74,679,811.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Savings Shares)
KRW —	South Korean Won
See financial notes
62Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,982,851,494	$—	$—	$1,982,851,494
Australia	230,884,267	—	2,988,840 *	233,873,107
Hong Kong	28,464,396	—	10,733 *	28,475,129
Japan	687,161,122	—	572,694	687,733,816
Republic of Korea	244,116,102	—	203,208	244,319,310
Singapore	33,258,056	—	0 *	33,258,056
Spain	70,153,086	—	0 *	70,153,086
United Kingdom	467,960,445	—	356,384 *	468,316,829
Preferred Stocks[1]	2,958,098	—	—	2,958,098
Rights[1]
Republic of Korea	—	—	116,545	116,545
Warrants[1]
Australia	—	—	144	144
Italy	—	—	85,493	85,493
Short-Term Investments[1]	80,459,474	—	—	80,459,474
Liabilities
Futures Contracts[2]	(239,857)	—	—	(239,857)
Total	$3,828,026,683	$—	$4,334,041	$3,832,360,724

*	Level 3 amount shown includes securities determined to have no value at August 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
Schwab International Equity ETFs | Annual Report63

Schwab International Small-Cap Equity ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $3,805,326,612) including securities on loan of $74,679,811		$3,832,600,581
Foreign currency, at value (cost $2,062,236)		2,058,559
Deposit with broker for futures contracts		868,174
Receivables:
Dividends		7,181,355
Foreign tax reclaims		3,248,581
Income from securities on loan		254,518
Investments sold	+	79,561
Total assets		3,846,291,329

Liabilities
Collateral held for securities on loan		79,217,413
Payables:
Management fees		350,340
Investments bought		91,687
Variation margin on futures contracts		67,542
Foreign capital gains tax	+	26,985
Total liabilities		79,753,967
Net assets		$3,766,537,362

Net Assets by Source
Capital received from investors		$4,038,798,603
Total distributable loss	+	(272,261,241)
Net assets		$3,766,537,362

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,766,537,362		110,700,000		$34.02

See financial notes
64Schwab International Equity ETFs | Annual Report

Schwab International Small-Cap Equity ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $12,283,583)		$104,390,243
Securities on loan, net	+	4,229,277
Total investment income		108,619,520

Expenses
Management fees		3,902,104
Professional fees	+	2,773 [1]
Total expenses		3,904,877
Expense reduction	–	2,773 [1]
Net expenses	–	3,902,104
Net investment income		104,717,416

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated (net of foreign capital gains tax paid of $932)		(112,647,525)
Net realized gains on sales of in-kind redemptions - unaffiliated		35,519,443
Net realized gains on futures contracts		1,607,827
Net realized losses on foreign currency transactions	+	(640,248)
Net realized losses		(76,160,503)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of $148,243)		295,906,980
Net change in unrealized appreciation (depreciation) on futures contracts		253,692
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	348,676
Net change in unrealized appreciation (depreciation)	+	296,509,348
Net realized and unrealized gains		220,348,845
Increase in net assets resulting from operations		$325,066,261

[1]
Professional fees associated with the filing of tax claims in the European Union deemed to be non-contingent and non-routine expenses of the fund (see financial notes 2(d)
and 4 for additional information).

See financial notes
Schwab International Equity ETFs | Annual Report65

Schwab International Small-Cap Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$104,717,416	$89,950,559
Net realized gains (losses)		(76,160,503)	68,253,006
Net change in unrealized appreciation (depreciation)	+	296,509,348	(1,174,022,628)
Increase (decrease) in net assets resulting from operations		$325,066,261	($1,015,819,063 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($78,014,800 )	($93,611,110 )

TRANSACTIONS IN FUND SHARES
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,600,000	$278,096,357	21,600,000	$800,090,348
Shares redeemed	+	(4,700,000)	(141,319,157)	(3,500,000)	(140,297,403)
Net transactions in fund shares		3,900,000	$136,777,200	18,100,000	$659,792,945

SHARES OUTSTANDING AND NET ASSETS
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		106,800,000	$3,382,708,701	88,700,000	$3,832,345,929
Total increase (decrease)	+	3,900,000	383,828,661	18,100,000	(449,637,228)
End of period		110,700,000	$3,766,537,362	106,800,000	$3,382,708,701
See financial notes
66Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19
Per-Share Data
Net asset value at beginning of period	$25.22	$31.64	$27.11	$24.82	$25.89
Income (loss) from investment operations:
Net investment income (loss)[1]	0.75	0.93	0.63	0.79	0.72
Net realized and unrealized gains (losses)	(0.62)	(6.63)	4.64	2.34	(1.00)
Total from investment operations	0.13	(5.70)	5.27	3.13	(0.28)
Less distributions:
Distributions from net investment income	(0.73)	(0.72)	(0.74)	(0.84)	(0.79)
Net asset value at end of period	$24.62	$25.22	$31.64	$27.11	$24.82
Total return	0.61%	(18.32%)	19.53%	12.76%	(0.97%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.11%[2]	0.11%[2]	0.11%	0.12%[3]	0.13%
Net investment income (loss)	3.09%	3.33%	2.04%	3.16%	2.85%
Portfolio turnover rate[4]	13%	13%	15%	15%	13%
Net assets, end of period (x 1,000,000)	$8,463	$8,557	$9,505	$7,196	$5,804

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective February 25, 2020, the annual operating expense ratio was reduced to 0.11%. The ratio presented for the period ended August 31, 2020 is a blended ratio.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
Schwab International Equity ETFs | Annual Report67

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 97.8% OF NET ASSETS

Brazil 4.6%
Ambev S.A.	5,845,030	16,339,332
Atacadao S.A.	743,758	1,541,312
Auren Energia S.A.	564,605	1,552,081
B3 S.A. - Brasil Bolsa Balcao	7,713,893	20,145,757
Banco Bradesco S.A.	1,960,630	5,243,184
Banco BTG Pactual S.A.	1,533,479	10,057,072
Banco do Brasil S.A.	1,143,942	10,882,693
Banco Santander Brasil S.A.	494,981	2,710,376
BB Seguridade Participacoes S.A.	921,111	5,652,118
BRF S.A. *	1,602,593	2,926,194
Caixa Seguridade Participacoes S.A.	594,395	1,296,613
CCR S.A.	1,486,408	3,740,826
Centrais Eletricas Brasileiras S.A.	1,817,914	12,946,939
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	451,423	5,281,092
Cia Energetica de Minas Gerais	410,782	1,633,686
Cia Paranaense de Energia	1,046,043	1,711,378
Cielo S.A.	1,562,464	1,173,990
Companhia Siderurgica Nacional S.A.	837,817	2,049,296
Cosan S.A.	1,637,046	5,793,039
CPFL Energia S.A.	274,967	1,896,631
CSN Mineracao S.A.	692,266	598,450
Dexco S.A.	450,169	723,769
Diagnosticos da America S.A.	143,671	319,788
Embraer S.A. *	978,628	3,852,485
Energisa S.A.	394,675	3,674,955
Eneva S.A. *	1,634,297	3,934,764
Engie Brasil Energia S.A.	247,967	2,109,569
Equatorial Energia S.A.	1,170,902	7,487,605
GPS Participacoes e Empreendimentos S.A.	534,885	1,995,440
GRUPO DE MODA SOMA S.A.	591,247	894,463
Grupo Mateus S.A. *	537,899	731,185
Hapvida Participacoes e Investimentos S.A. *	6,562,794	5,646,897
Hypera S.A.	534,127	4,206,387
Intelbras S.A. Industria de Telecomunicacao Eletronica Brasileira	107,665	476,027
Itau Unibanco Holding S.A.	552,149	2,599,621
JBS S.A.	1,798,819	6,685,236
Klabin S.A.	1,008,095	4,634,311
Localiza Rent a Car S.A.	1,104,450	14,109,709
Lojas Renner S.A.	1,299,373	4,207,061
M Dias Branco S.A.	168,782	1,268,179
Magazine Luiza S.A. *	4,085,783	2,277,696
Marfrig Alimentos S.A.	422,969	633,050
Multiplan Empreendimentos Imobiliarios S.A.	401,041	2,004,010
Natura & Co. Holding S.A. *	1,296,999	3,976,700
Neoenergia S.A.	297,640	1,096,548
Petroleo Brasileiro S.A.	4,998,359	34,870,746
Petroreconcavo S.A.	274,459	1,283,889
SECURITY	NUMBER OF SHARES	VALUE ($)
Porto Seguro S.A.	252,360	1,330,370
PRIO S.A. *	900,818	8,446,050
Raia Drogasil S.A.	1,489,213	8,265,802
Rede D'Or Sao Luiz S.A.	1,038,419	6,011,187
Rumo S.A.	1,649,008	7,444,092
Sao Martinho S.A.	226,198	1,650,700
Sendas Distribuidora S.A.	1,830,107	4,291,609
SLC Agricola S.A.	142,753	1,159,682
Smartfit Escola de Ginastica e Danca S.A. *	146,893	611,195
Suzano S.A.	955,485	9,678,460
Telefonica Brasil S.A.	586,112	4,895,168
TIM S.A.	1,116,549	3,249,775
TOTVS S.A.	617,105	3,457,618
Transmissora Alianca de Energia Eletrica S.A.	300,028	2,072,523
Ultrapar Participacoes S.A.	1,118,570	4,102,896
Usinas Siderurgicas de Minas Gerais S.A. Usiminas	314,153	441,633
Vale S.A.	5,249,025	68,998,182
Vamos Locacao de Caminhoes Maquinas e Equipamentos S.A.	442,287	1,046,098
Vibra Energia S.A.	1,481,424	5,523,604
WEG S.A.	1,998,352	14,482,245
		388,031,038

Chile 0.5%
Banco de Chile	59,137,656	6,420,127
Banco de Credito e Inversiones S.A.	84,429	2,417,312
Banco Itau Chile S.A.	96,963	1,060,577
Banco Santander Chile	84,038,441	4,002,531
CAP S.A.	100,207	701,853
Cencosud S.A.	1,818,609	3,874,350
Cencosud Shopping S.A.	689,613	1,151,166
Cia Cervecerias Unidas S.A.	180,813	1,329,951
Cia Sud Americana de Vapores S.A.	23,828,400	1,582,719
Colbun S.A.	10,112,384	1,578,979
Empresas CMPC S.A.	1,638,506	2,960,844
Empresas Copec S.A.	676,353	4,861,941
Enel Americas S.A. *	25,650,198	3,033,769
Enel Chile S.A.	34,872,993	2,338,707
Falabella S.A.	1,062,649	2,605,112
Plaza S.A.	431,250	660,983
Quinenco S.A.	319,446	999,637
		41,580,558

China 32.6%
360 Security Technology, Inc., A Shares *	712,700	1,094,729
37 Interactive Entertainment Network Technology Group Co., Ltd., A Shares	132,900	450,638
3peak, Inc., A Shares	10,330	260,957
3SBio, Inc.	2,679,283	2,241,349
Addsino Co., Ltd., A Shares	170,900	200,285
See financial notes
68Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Advanced Micro-Fabrication Equipment, Inc. China, A Shares *	60,112	1,258,152
AECC Aero-Engine Control Co., Ltd., A Shares	113,300	348,843
AECC Aviation Power Co., Ltd., A Shares	262,400	1,414,656
Agile Group Holdings Ltd. *(a)	2,497,430	283,446
Agricultural Bank of China Ltd., A Shares	8,574,700	4,076,178
Agricultural Bank of China Ltd., H Shares	41,350,999	14,184,868
Aier Eye Hospital Group Co., Ltd., A Shares	896,844	2,220,393
Air China Ltd., A Shares *	1,032,000	1,226,462
Air China Ltd., H Shares *	1,921,262	1,423,475
Akeso, Inc. *	674,383	2,962,667
Alibaba Group Holding Ltd. *	23,201,563	266,876,779
Alibaba Health Information Technology Ltd. *	7,874,284	4,649,209
Alibaba Pictures Group Ltd. *	17,968,853	1,191,546
A-Living Smart City Services Co., Ltd. *	1,089,375	694,599
All Winner Technology Co., Ltd., A Shares	54,900	182,912
Alpha Group, A Shares *	162,500	200,488
Aluminum Corp. of China Ltd., A Shares	2,269,400	1,845,826
Aluminum Corp. of China Ltd., H Shares	4,666,469	2,255,353
Amlogic Shanghai Co., Ltd., A Shares *	40,017	481,513
An Hui Wenergy Co., Ltd., A Shares	357,600	298,225
Angang Steel Co., Ltd., H Shares	2,976,212	762,864
Angel Yeast Co., Ltd., A Shares	93,800	427,342
Angelalign Technology, Inc.	58,511	390,235
Anhui Anke Biotechnology Group Co., Ltd., A Shares	148,500	194,028
Anhui Conch Cement Co., Ltd., A Shares	379,800	1,340,010
Anhui Conch Cement Co., Ltd., H Shares	1,552,408	4,315,681
Anhui Expressway Co., Ltd., H Shares	835,424	820,323
Anhui Gujing Distillery Co., Ltd., A Shares	112,704	4,460,313
Anhui Yingjia Distillery Co., Ltd., A Shares	30,900	325,323
Anhui Zhongding Sealing Parts Co., Ltd., A Shares	113,200	187,721
Anjoy Foods Group Co., Ltd., A Shares	30,300	543,264
ANTA Sports Products Ltd.	1,704,106	19,199,511
Apeloa Pharmaceutical Co., Ltd., A Shares	120,600	290,792
Asymchem Laboratories Tianjin Co., Ltd., A Shares	21,280	388,996
Autohome, Inc., ADR	82,021	2,370,407
Avary Holding Shenzhen Co., Ltd., A Shares	76,700	225,405
AVIC Industry-Finance Holdings Co., Ltd., A Shares	759,500	384,002
AviChina Industry & Technology Co., Ltd., H Shares	3,162,130	1,419,415
AVICOPTER plc, A Shares	57,300	300,257
BAIC Motor Corp., Ltd., H Shares	3,077,255	851,550
Baidu, Inc., A Shares *	3,003,902	53,399,297
Bank of Beijing Co., Ltd., A Shares	2,043,900	1,255,236
Bank of Changsha Co., Ltd., A Shares	382,300	427,025
Bank of Chengdu Co., Ltd., A Shares	147,900	278,182
Bank of China Ltd., A Shares	3,971,600	2,046,232
Bank of China Ltd., H Shares	101,931,901	34,576,320
SECURITY	NUMBER OF SHARES	VALUE ($)
Bank of Communications Co., Ltd., A Shares	3,647,400	2,781,215
Bank of Communications Co., Ltd., H Shares	9,859,309	5,645,206
Bank of Guiyang Co., Ltd., A Shares	417,100	307,159
Bank of Hangzhou Co., Ltd., A Shares	573,400	882,336
Bank of Jiangsu Co., Ltd., A Shares	563,900	552,395
Bank of Nanjing Co., Ltd., A Shares	1,010,900	1,099,997
Bank of Ningbo Co., Ltd., A Shares	635,660	2,285,529
Bank of Shanghai Co., Ltd., A Shares	1,378,170	1,126,621
Bank of Zhengzhou Co., Ltd., A Shares *	808,187	237,620
Baoshan Iron & Steel Co., Ltd., A Shares	1,800,932	1,499,436
BBMG Corp., A Shares	1,857,700	561,509
BeiGene Ltd. *	833,338	13,517,467
Beijing Capital Eco-Environment Protection Group Co., Ltd., A Shares	717,700	282,998
Beijing Capital International Airport Co., Ltd., H Shares *	2,529,596	1,325,806
Beijing Dabeinong Technology Group Co., Ltd., A Shares	406,400	362,374
Beijing Easpring Material Technology Co., Ltd., A Shares	49,000	298,369
Beijing E-Hualu Information Technology Co., Ltd., A Shares *	73,800	305,806
Beijing Enlight Media Co., Ltd., A Shares	270,800	347,499
Beijing Enterprises Holdings Ltd.	630,244	2,362,888
Beijing Enterprises Water Group Ltd.	5,606,267	1,294,015
Beijing Jetsen Technology Co., Ltd., A Shares *	319,000	237,546
Beijing Jingneng Clean Energy Co., Ltd., H Shares	2,336,422	497,571
Beijing Kingsoft Office Software, Inc., A Shares	43,332	2,349,221
Beijing New Building Materials plc, A Shares	164,100	674,121
Beijing Orient National Communication Science & Technology Co., Ltd., A Shares *	157,600	216,095
Beijing Originwater Technology Co., Ltd., A Shares	359,177	262,530
Beijing Shiji Information Technology Co., Ltd., A Shares *	252,980	472,350
Beijing Shougang Co., Ltd., A Shares	673,800	343,450
Beijing Shunxin Agriculture Co., Ltd., A Shares *	70,600	239,294
Beijing Sinnet Technology Co., Ltd., A Shares *	130,100	178,924
Beijing Tongrentang Co., Ltd., A Shares	138,600	1,070,563
Beijing Ultrapower Software Co., Ltd., A Shares	204,800	305,856
Beijing United Information Technology Co., Ltd., A Shares	71,905	356,734
Beijing Wantai Biological Pharmacy Enterprise Co., Ltd., A Shares	45,750	313,590
Beijing Yanjing Brewery Co., Ltd., A Shares	313,000	446,375
Beijing Zhong Ke San Huan High-Tech Co., Ltd., A Shares	117,530	175,685
Bethel Automotive Safety Systems Co., Ltd., A Shares	39,100	404,833
Bilibili, Inc., Z Shares *	324,665	4,856,468
See financial notes
Schwab International Equity ETFs | Annual Report69

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Bloomage Biotechnology Corp., Ltd., A Shares	34,275	435,872
Blue Moon Group Holdings Ltd.	1,266,487	592,726
Bluefocus Intelligent Communications Group Co., Ltd., A Shares *	275,100	336,765
BOE Technology Group Co., Ltd., A Shares	3,390,800	1,868,120
BOE Technology Group Co., Ltd., B Shares	1,165,150	424,947
Bosideng International Holdings Ltd.	4,684,049	1,839,751
Bright Dairy & Food Co., Ltd., A Shares	426,700	612,042
BTG Hotels Group Co., Ltd., A Shares *	102,500	244,614
BYD Co., Ltd., A Shares	171,400	5,873,073
BYD Co., Ltd., H Shares	1,319,030	41,345,054
BYD Electronic International Co., Ltd.	1,050,509	4,869,577
By-health Co., Ltd., A Shares	168,000	446,169
C&D International Investment Group Ltd.	801,801	2,040,864
C&S Paper Co., Ltd., A Shares	151,300	214,317
Caitong Securities Co., Ltd., A Shares	489,160	538,321
Canmax Technologies Co., Ltd., A Shares	73,320	271,985
CanSino Biologics, Inc., H Shares *(a)	140,905	413,277
CECEP Solar Energy Co., Ltd., A Shares	355,100	294,189
CECEP Wind-Power Corp., A Shares	631,020	291,300
Central China Securities Co., Ltd., A Shares	699,500	393,069
CGN Power Co., Ltd., H Shares	16,135,300	4,032,925
Changchun High & New Technology Industry Group, Inc., A Shares	41,300	780,209
Changjiang Securities Co., Ltd., A Shares	529,300	434,872
Changzhou Xingyu Automotive Lighting Systems Co., Ltd., A Shares	26,400	536,270
Chaozhou Three-Circle Group Co., Ltd., A Shares	176,408	778,246
Chengdu Xingrong Environment Co., Ltd., A Shares	283,400	204,417
Chengxin Lithium Group Co., Ltd., A Shares	81,300	255,232
China Baoan Group Co., Ltd., A Shares	261,200	382,550
China Bohai Bank Co., Ltd., Class H *	4,162,831	642,334
China Cinda Asset Management Co., Ltd., H Shares	11,956,674	1,174,054
China CITIC Bank Corp., Ltd., A Shares	465,000	348,822
China CITIC Bank Corp., Ltd., H Shares	13,205,395	5,877,110
China Coal Energy Co., Ltd., A Shares	1,104,600	1,223,202
China Coal Energy Co., Ltd., H Shares	2,447,920	1,670,083
China Communications Services Corp., Ltd., H Shares	3,303,203	1,486,952
China Conch Venture Holdings Ltd.	1,896,114	1,864,257
China Construction Bank Corp., A Shares	1,227,500	1,011,884
China Construction Bank Corp., H Shares	124,933,231	66,913,581
China CSSC Holdings Ltd., A Shares	435,800	1,699,851
China East Education Holdings Ltd.	529,474	227,542
China Eastern Airlines Corp., Ltd., A Shares *	1,576,000	939,732
China Eastern Airlines Corp., Ltd., H Shares *	1,863,342	658,202
China Energy Engineering Corp., Ltd.	3,087,008	971,251
China Energy Engineering Corp., Ltd., H Shares	6,104,501	708,400
China Everbright Bank Co., Ltd., A Shares	4,138,600	1,711,505
SECURITY	NUMBER OF SHARES	VALUE ($)
China Everbright Bank Co., Ltd., H Shares	4,383,799	1,263,415
China Everbright Environment Group Ltd.	5,016,110	1,829,448
China Everbright Ltd.	1,193,445	697,036
China Feihe Ltd.	5,555,820	3,344,084
China Galaxy Securities Co., Ltd., H Shares	5,618,066	3,023,335
China Gas Holdings Ltd.	4,013,488	4,094,482
China Great Wall Securities Co., Ltd., A Shares	279,900	337,641
China Greatwall Technology Group Co., Ltd., A Shares	301,900	451,699
China Hongqiao Group Ltd.	2,913,206	2,905,126
China Huarong Asset Management Co., Ltd., H Shares *	21,757,930	998,866
China International Capital Corp., Ltd., A Shares	88,600	474,741
China International Capital Corp., Ltd., H Shares	2,012,295	3,869,724
China International Marine Containers Group Co., Ltd., H Shares	1,239,405	689,107
China Jinmao Holdings Group Ltd.	8,969,550	1,269,640
China Jushi Co., Ltd., A Shares	387,677	743,556
China Lesso Group Holdings Ltd.	1,257,506	692,757
China Life Insurance Co., Ltd., H Shares	9,985,808	15,153,648
China Literature Ltd. *	553,297	2,222,572
China Longyuan Power Group Corp., Ltd., H Shares	4,397,401	3,482,368
China Medical System Holdings Ltd.	1,687,849	2,436,503
China Meheco Co., Ltd., A Shares	150,240	258,227
China Meidong Auto Holdings Ltd.	707,601	533,289
China Mengniu Dairy Co., Ltd.	4,144,531	13,952,959
China Merchants Bank Co., Ltd., A Shares	2,014,600	8,732,655
China Merchants Bank Co., Ltd., H Shares	5,007,224	19,794,554
China Merchants Energy Shipping Co., Ltd., A Shares	803,600	650,299
China Merchants Expressway Network & Technology Holdings Co. Ltd, A Shares	195,100	260,276
China Merchants Port Holdings Co., Ltd.	2,135,313	2,554,179
China Merchants Securities Co., Ltd., A Shares	678,580	1,324,809
China Merchants Securities Co., Ltd., H Shares	702,056	647,287
China Merchants Shekou Industrial Zone Holdings Co., Ltd., A Shares	661,200	1,240,914
China Minmetals Rare Earth Co., Ltd., A Shares	93,300	366,483
China Minsheng Banking Corp., Ltd., A Shares	3,547,600	1,842,403
China Minsheng Banking Corp., Ltd., H Shares	8,101,235	2,603,387
China National Accord Medicines Corp., Ltd., B Shares	228,748	401,095
China National Building Material Co., Ltd., H Shares	5,950,194	3,027,548
China National Chemical Engineering Co., Ltd., A Shares	585,200	625,521
China National Nuclear Power Co., Ltd., A Shares	1,598,400	1,581,161
See financial notes
70Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
China National Software & Service Co., Ltd., A Shares	80,470	477,613
China Northern Rare Earth Group High-Tech Co., Ltd., A Shares	343,200	1,041,129
China Oilfield Services Ltd., A Shares	263,029	535,562
China Oilfield Services Ltd., H Shares	2,279,693	2,584,432
China Overseas Land & Investment Ltd.	5,102,041	10,761,343
China Pacific Insurance Group Co., Ltd., A Shares	562,700	2,141,484
China Pacific Insurance Group Co., Ltd., H Shares	3,588,245	8,218,176
China Petroleum & Chemical Corp., A Shares	3,900,100	3,252,539
China Petroleum & Chemical Corp., H Shares	32,751,363	19,170,307
China Power International Development Ltd.	6,902,304	2,464,558
China Railway Group Ltd., A Shares	1,894,200	1,743,648
China Railway Group Ltd., H Shares	5,385,573	2,850,145
China Railway Signal & Communication Corp., Ltd., A Shares	763,578	588,538
China Railway Signal & Communication Corp., Ltd., H Shares	1,909,139	632,992
China Reinsurance Group Corp., H Shares	9,513,837	618,747
China Resources Beer Holdings Co., Ltd.	2,113,553	12,425,134
China Resources Boya Bio-pharmaceutical Group Co., Ltd., A Shares	58,000	241,929
China Resources Cement Holdings Ltd.	2,937,721	974,027
China Resources Double Crane Pharmaceutical Co., Ltd., A Shares	108,140	239,651
China Resources Gas Group Ltd.	1,205,381	3,389,378
China Resources Land Ltd.	3,678,120	15,548,784
China Resources Microelectronics Ltd., A Shares	93,908	755,160
China Resources Mixc Lifestyle Services Ltd.	791,315	3,415,821
China Resources Pharmaceutical Group Ltd.	2,233,318	1,492,344
China Resources Power Holdings Co., Ltd.	2,558,402	5,011,261
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., A Shares	100,500	656,975
China Ruyi Holdings Ltd. *(a)	5,925,623	1,571,753
China Shenhua Energy Co., Ltd., A Shares	898,570	3,477,738
China Shenhua Energy Co., Ltd., H Shares	4,437,168	12,929,421
China South Publishing & Media Group Co., Ltd., A Shares	175,200	292,461
China Southern Airlines Co., Ltd., A Shares *	1,666,500	1,447,040
China Southern Airlines Co., Ltd., H Shares *	1,605,704	853,864
China Southern Power Grid Energy Efficiency&Clean Energy Co., Ltd., A Shares	262,500	217,833
China State Construction Engineering Corp., Ltd., A Shares	3,859,500	2,985,366
China State Construction International Holdings Ltd.	2,376,965	2,646,208
SECURITY	NUMBER OF SHARES	VALUE ($)
China Suntien Green Energy Corp., Ltd., H Shares	2,535,244	892,310
China Taiping Insurance Holdings Co., Ltd.	2,000,366	2,107,058
China Three Gorges Renewables Group Co., Ltd., A Shares	2,379,500	1,608,455
China Tourism Group Duty Free Corp., Ltd., A Shares	192,200	2,876,200
China Tourism Group Duty Free Corp., Ltd., Class H	143,898	1,932,280
China Tower Corp., Ltd., H Shares	62,407,027	6,048,311
China Traditional Chinese Medicine Holdings Co., Ltd.	3,267,720	1,275,127
China TransInfo Technology Co., Ltd., A Shares *	156,500	273,716
China United Network Communications Ltd., A Shares	2,647,100	1,894,812
China Vanke Co., Ltd., A Shares	866,700	1,624,207
China Vanke Co., Ltd., H Shares	3,012,725	3,515,342
China World Trade Center Co., Ltd., A Shares	180,500	476,390
China Yangtze Power Co., Ltd., A Shares	2,331,100	7,065,201
China Zhenhua Group Science & Technology Co., Ltd., A Shares	51,400	647,435
China Zheshang Bank Co., Ltd., A Shares	1,082,090	382,080
Chinese Universe Publishing and Media Group Co., Ltd., A Shares	121,000	210,630
Chongqing Brewery Co., Ltd., A Shares	45,800	575,009
Chongqing Changan Automobile Co., Ltd., A Shares	821,864	1,415,975
Chongqing Changan Automobile Co., Ltd., B Shares	2,036,198	890,638
Chongqing Fuling Zhacai Group Co., Ltd., A Shares	110,760	242,109
Chongqing Rural Commercial Bank Co., Ltd., H Shares	3,919,506	1,384,516
Chongqing Zhifei Biological Products Co., Ltd., A Shares	236,700	1,437,403
CIFI Holdings Group Co., Ltd. *(b)	7,913,504	575,216
CITIC Ltd.	6,524,777	6,481,718
Citic Pacific Special Steel Group Co., Ltd., A Shares	502,810	980,267
CITIC Securities Co., Ltd., A Shares	1,176,780	3,589,272
CITIC Securities Co., Ltd., H Shares	3,026,419	5,912,550
CMOC Group Ltd., A Shares	877,900	691,127
CMOC Group Ltd., H Shares	5,326,428	3,185,634
CNGR Advanced Material Co., Ltd., A Shares	75,200	567,009
CNOOC Energy Technology & Services Ltd., A Shares	736,700	312,757
CNPC Capital Co., Ltd., A Shares	392,100	362,552
Contemporary Amperex Technology Co., Ltd., A Shares	416,000	13,519,929
COSCO Shipping Development Co., Ltd., A Shares	1,205,800	394,285
COSCO Shipping Development Co., Ltd., H Shares	4,060,066	450,442
COSCO Shipping Energy Transportation Co., Ltd., H Shares	1,488,154	1,559,936
COSCO SHIPPING Energy Transportation Co., Ltd., A Shares	905,500	1,648,399
COSCO Shipping Holdings Co., Ltd., A Shares	1,229,621	1,655,600
See financial notes
Schwab International Equity ETFs | Annual Report71

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
COSCO SHIPPING Holdings Co., Ltd., H Shares	4,020,886	4,127,667
COSCO Shipping Ports Ltd.	2,044,026	1,258,985
Country Garden Holdings Co., Ltd. *(a)	17,668,018	2,005,233
Country Garden Services Holdings Co., Ltd. (a)	2,817,461	3,240,794
CRRC Corp., Ltd., A Shares	2,549,000	2,080,245
CRRC Corp., Ltd., H Shares	4,872,478	2,398,414
CSC Financial Co., Ltd., A Shares	500,000	1,770,969
CSC Financial Co., Ltd., H Shares	1,200,280	1,278,074
CSG Holding Co., Ltd., A Shares	458,446	370,989
CSG Holding Co., Ltd., B Shares	817,185	259,482
CSPC Pharmaceutical Group Ltd.	11,160,970	8,397,325
Daan Gene Co., Ltd., A Shares	140,160	180,821
Dada Nexus Ltd., ADR *	102,575	553,905
Daqin Railway Co., Ltd., A Shares	1,416,800	1,387,894
Daqo New Energy Corp., ADR *	74,626	2,758,923
Datang International Power Generation Co., Ltd., H Shares	5,449,420	861,706
DHC Software Co., Ltd., A Shares	358,400	330,899
Dian Diagnostics Group Co., Ltd., A Shares	69,500	217,901
Do-Fluoride New Materials Co., Ltd., A Shares	98,280	221,446
Dong-E-E-Jiao Co., Ltd., A Shares	58,500	416,577
Dongfang Electric Corp., Ltd., A Shares	268,900	619,927
Dongfang Electric Corp., Ltd., H Shares	454,376	524,386
Dongfeng Motor Group Co., Ltd., H Shares	3,890,952	1,429,010
Dongguan Yiheda Automation Co., Ltd., Class A	59,500	293,964
Dongxing Securities Co., Ltd., A Shares	284,900	324,493
East Buy Holding Ltd. *(a)	555,780	2,817,261
East Group Co., Ltd., A Shares	335,800	282,813
East Money Information Co., Ltd., A Shares	1,452,502	3,167,027
Eastern Air Logistics Co., Ltd., A Shares	146,200	247,667
Eastroc Beverage Group Co., Ltd., A Shares	16,000	431,517
Ecovacs Robotics Co., Ltd., A Shares	51,200	373,035
ENN Ecological Holdings Co., Ltd., A Shares	247,475	593,654
ENN Energy Holdings Ltd.	1,020,791	8,005,693
Eve Energy Co., Ltd., A Shares	199,736	1,355,631
Everbright Securities Co., Ltd., A Shares	472,500	1,113,980
Fangda Carbon New Material Co., Ltd., A Shares *	354,180	283,694
Far East Horizon Ltd.	1,695,362	1,158,815
FAW Jiefang Group Co., Ltd., A Shares *	236,400	278,672
Fiberhome Telecommunication Technologies Co., Ltd., A Shares	98,800	241,350
Financial Street Holdings Co., Ltd., A Shares	969,800	612,912
First Capital Securities Co., Ltd., A Shares	432,800	357,966
Flat Glass Group Co., Ltd., A Shares	71,500	303,348
Flat Glass Group Co., Ltd., H Shares	583,241	1,448,852
Focus Media Information Technology Co., Ltd., A Shares	1,389,500	1,469,966
Foshan Haitian Flavouring & Food Co., Ltd., A Shares	469,104	2,520,020
Fosun International Ltd.	3,002,299	1,879,847
SECURITY	NUMBER OF SHARES	VALUE ($)
Foxconn Industrial Internet Co., Ltd., A Shares	1,150,500	3,463,276
Fujian Funeng Co., Ltd., A Shares	319,020	361,163
Fujian Sunner Development Co., Ltd., A Shares	120,900	323,574
Full Truck Alliance Co., Ltd., ADR *	897,208	6,011,294
Fuyao Glass Industry Group Co., Ltd., A Shares	160,200	836,381
Fuyao Glass Industry Group Co., Ltd., H Shares	875,193	3,962,043
Ganfeng Lithium Co., Ltd., A Shares	167,220	1,089,222
Ganfeng Lithium Co., Ltd., H Shares	532,133	2,544,711
G-bits Network Technology Xiamen Co., Ltd., A Shares	6,200	355,807
GCL System Integration Technology Co., Ltd., A Shares *	567,000	224,354
GCL-Poly Energy Holdings Ltd	28,266,927	4,902,352
GD Power Development Co., Ltd., A Shares	1,673,900	807,225
GDS Holdings Ltd., A shares *	1,261,284	1,820,733
Geely Automobile Holdings Ltd.	7,324,335	9,097,335
GEM Co., Ltd., A Shares	504,800	434,162
Gemdale Corp., A Shares	440,900	436,145
Genscript Biotech Corp. *	1,326,805	3,109,851
GF Securities Co., Ltd., A Shares	628,000	1,299,400
GF Securities Co., Ltd., H Shares	1,330,122	1,899,750
Gigadevice Semiconductor Beijing, Inc., A Shares	64,484	832,617
Ginlong Technologies Co., Ltd., A Shares	37,350	385,072
Glarun Technology Co., Ltd., A Shares	112,900	238,256
GoerTek, Inc., A Shares	321,300	676,282
Goke Microelectronics Co., Ltd., A Shares	17,300	166,998
Goldwind Science & Technology Co., Ltd., A Shares	382,100	498,722
Goldwind Science & Technology Co., Ltd., H Shares	783,958	411,886
GoodWe Technologies Co., Ltd., A Shares	13,484	256,434
Gotion High-tech Co., Ltd., A Shares *	154,200	513,117
Grandjoy Holdings Group Co., Ltd., A Shares *	368,472	197,943
Great Wall Motor Co., Ltd., A Shares	244,600	877,448
Great Wall Motor Co., Ltd., H Shares	3,160,368	3,748,069
Gree Electric Appliances, Inc. of Zhuhai, Class A	218,000	1,071,954
Greentown China Holdings Ltd.	1,171,865	1,392,774
GRG Banking Equipment Co., Ltd., A Shares	247,500	426,753
Guangdong Baolihua New Energy Stock Co., Ltd., A Shares	351,400	277,605
Guangdong Electric Power Development Co., Ltd., B Shares *	1,439,414	436,867
Guangdong Haid Group Co., Ltd., A Shares	162,600	1,077,670
Guangdong HEC Technology Holding Co., Ltd., A Shares	282,500	263,928
Guangdong Investment Ltd.	4,259,446	3,329,665
Guangdong Kinlong Hardware Products Co., Ltd., A Shares	21,800	170,722
Guangdong Xinbao Electrical Appliances Holdings Co., Ltd., A Shares	74,500	180,454
Guanghui Energy Co., Ltd., A Shares	631,700	571,077
See financial notes
72Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Guangshen Railway Co., Ltd., H Shares *	2,749,374	631,093
Guangxi Guiguan Electric Power Co., Ltd., A Shares	352,400	267,744
Guangxi Liugong Machinery Co., Ltd., A Shares	427,900	423,873
Guangzhou Automobile Group Co., Ltd., A Shares	346,060	479,259
Guangzhou Automobile Group Co., Ltd., H Shares	4,138,348	2,179,536
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., A Shares	168,000	713,686
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., H Shares	255,882	719,508
Guangzhou Great Power Energy & Technology Co., Ltd., Class A *	33,200	163,343
Guangzhou Haige Communications Group, Inc. Co., A Shares	271,400	394,879
Guangzhou Kingmed Diagnostics Group Co., Ltd., A Shares	45,900	376,231
Guangzhou Shiyuan Electronic Technology Co., Ltd., A Shares	24,300	177,914
Guangzhou Tinci Materials Technology Co., Ltd., A Shares	187,780	846,990
Guangzhou Yuexiu Financial Holdings Group Co., Ltd., A Shares	280,118	264,781
Guangzhou Zhujiang Brewery Co., Ltd., A Shares	214,300	257,036
Guizhou Panjiang Refined Coal Co., Ltd., A Shares	257,100	223,596
Guolian Securities Co., Ltd., A Shares *	221,900	331,089
Guosen Securities Co., Ltd., A Shares	491,000	626,019
Guosheng Financial Holding, Inc., A Shares *	194,100	280,543
Guotai Junan Securities Co., Ltd., A Shares	632,100	1,264,461
Guotai Junan Securities Co., Ltd., H Shares	1,235,434	1,449,420
Guoyuan Securities Co., Ltd., A Shares	416,400	397,607
H World Group Ltd., ADR *	283,519	11,420,145
Haidilao International Holding Ltd.	2,050,595	5,582,963
Haier Smart Home Co., Ltd., A Shares	542,200	1,751,339
Haier Smart Home Co., Ltd., H Shares	3,179,872	9,833,506
Haisco Pharmaceutical Group Co., Ltd., A Shares *	50,600	148,286
Haitian International Holdings Ltd.	771,145	1,656,018
Haitong Securities Co., Ltd., A Shares	926,600	1,251,422
Haitong Securities Co., Ltd., H Shares	4,613,220	2,864,970
Hang Zhou Great Star Industrial Co., Ltd., A Shares	106,000	283,987
Hangzhou Binjiang Real Estate Group Co., Ltd., A Shares	279,900	403,401
Hangzhou Chang Chuan Technology Co., Ltd., A Shares	59,500	305,491
Hangzhou First Applied Material Co., Ltd., A Shares	95,922	409,729
Hangzhou Lion Electronics Co., Ltd., A Shares	61,656	279,373
Hangzhou Oxygen Plant Group Co., Ltd., A Shares	68,200	286,818
Hangzhou Robam Appliances Co., Ltd., A Shares	97,000	366,357
Hangzhou Silan Microelectronics Co., Ltd., A Shares	132,600	461,827
SECURITY	NUMBER OF SHARES	VALUE ($)
Hangzhou Tigermed Consulting Co., Ltd., A Shares	64,700	591,843
Hangzhou Tigermed Consulting Co., Ltd., H Shares (a)	184,317	1,004,821
Han's Laser Technology Industry Group Co., Ltd., A Shares	68,000	208,807
Hansoh Pharmaceutical Group Co., Ltd.	1,294,420	1,683,691
Haohua Chemical Science & Technology Co., Ltd., A Shares	79,400	366,428
Harbin Boshi Automation Co., Ltd., A Shares	97,500	223,037
Hefei Meiya Optoelectronic Technology, Inc., A Shares	84,110	270,756
Heilongjiang Agriculture Co., Ltd., A Shares	183,100	337,597
Henan Shenhuo Coal & Power Co., Ltd., Class A	245,300	535,188
Henan Shuanghui Investment & Development Co., Ltd., A Shares	317,300	1,170,939
Hengan International Group Co., Ltd.	919,469	3,412,063
Hengdian Group DMEGC Magnetics Co., Ltd., A Shares	151,500	341,570
Hengli Petrochemical Co., Ltd., A Shares *	266,400	525,590
Hengtong Optic-electric Co. Ltd, A Shares	235,300	457,119
Hengyi Petrochemical Co., Ltd.., A Shares *	302,900	319,193
Hesteel Co., Ltd., A Shares	974,200	302,493
Hithink RoyalFlush Information Network Co., Ltd., A Shares	52,600	1,209,399
Hongfa Technology Co., Ltd., A Shares	56,340	271,850
Hopson Development Holdings Ltd. *	1,296,465	795,230
Hoshine Silicon Industry Co., Ltd., A Shares	57,100	484,509
Hoyuan Green Energy Co., Ltd., A Shares	48,517	277,830
Hua Hong Semiconductor Ltd. *	569,448	1,488,658
Huadian Power International Corp., Ltd., A Shares	1,574,552	1,103,279
Huadian Power International Corp., Ltd., H Shares	1,538,718	620,059
Huadong Medicine Co., Ltd., A Shares	176,500	921,239
Huafon Chemical Co., Ltd., A Shares	390,900	375,943
Huagong Tech Co., Ltd., A Shares	84,800	366,416
Huaibei Mining Holdings Co., Ltd., A Shares	208,500	336,018
Hualan Biological Engineering, Inc., A Shares	171,980	501,633
Huaneng Lancang River Hydropower, Inc., A Shares	526,700	524,638
Huaneng Power International, Inc., A Shares *	635,500	711,592
Huaneng Power International, Inc., H Shares *	5,759,248	2,878,981
Huatai Securities Co., Ltd., A Shares	592,900	1,293,570
Huatai Securities Co., Ltd., H Shares	1,976,239	2,600,795
Huaxi Securities Co., Ltd., A Shares	165,400	193,612
Huaxia Bank Co., Ltd., A Shares	1,562,200	1,189,062
Huaxin Cement Co., Ltd., A Shares	128,926	233,284
Huaxin Cement Co., Ltd., H Shares	500,974	470,836
Huayu Automotive Systems Co., Ltd., A Shares	295,100	761,823
Hubei Energy Group Co., Ltd., A Shares	598,700	356,991
See financial notes
Schwab International Equity ETFs | Annual Report73

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Hubei Xingfa Chemicals Group Co., Ltd., A Shares	108,000	301,216
Huizhou Desay Sv Automotive Co., Ltd., A Shares	46,700	933,615
Humanwell Healthcare Group Co., Ltd., A Shares	151,600	486,553
Hunan Changyuan Lico Co., Ltd., Class A	236,184	305,350
Hunan Gold Corp., Ltd., A Shares	110,600	176,571
Hunan Valin Steel Co., Ltd., A Shares	581,200	472,722
Hundsun Technologies, Inc., A Shares	185,694	918,456
Hygeia Healthcare Holdings Co., Ltd., Class C	460,360	2,327,704
Iflytek Co., Ltd., A Shares	227,700	1,715,297
Imeik Technology Development Co., Ltd., A Shares	15,900	957,910
Industrial & Commercial Bank of China Ltd., A Shares	7,167,200	4,549,353
Industrial & Commercial Bank of China Ltd., H Shares	105,918,371	48,625,133
Industrial Bank Co., Ltd., A Shares	1,993,900	4,331,052
Industrial Securities Co., Ltd., A Shares	845,260	744,400
Ingenic Semiconductor Co., Ltd., A Shares	35,000	355,073
Inner Mongolia BaoTou Steel Union Co., Ltd., A Shares *	3,639,200	894,988
Inner Mongolia Dian Tou Energy Corp., Ltd., A Shares	461,200	839,582
Inner Mongolia ERDOS Resources Co., Ltd., B Shares	886,920	812,419
Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd., A Shares	807,100	463,513
Inner Mongolia Yili Industrial Group Co., Ltd., A Shares	616,700	2,202,954
Inner Mongolia Yuan Xing Energy Co., Ltd., A Shares	326,900	317,086
Innovent Biologics, Inc. *	1,868,833	8,364,974
Inspur Electronic Information Industry Co., Ltd., A Shares	109,528	588,834
Intco Medical Technology Co., Ltd., A Shares	60,450	178,148
iQIYI, Inc., ADR *	595,371	3,000,670
iRay Technology Co., Ltd., A Shares	7,000	236,655
JA Solar Technology Co., Ltd., A Shares	316,736	1,211,069
Jafron Biomedical Co., Ltd., A Shares	68,050	199,985
Jason Furniture Hangzhou Co., Ltd., A Shares	75,010	429,129
JCET Group Co., Ltd., A Shares	182,000	815,168
JD Health International, Inc. *	1,392,397	7,510,874
JD Logistics, Inc. *	2,287,340	3,051,051
JD.com, Inc., A Shares	3,175,565	52,158,354
Jiangsu Eastern Shenghong Co., Ltd., A Shares	396,000	626,222
Jiangsu Expressway Co., Ltd., A Shares	426,100	566,104
Jiangsu Expressway Co., Ltd., H Shares	1,354,312	1,222,754
Jiangsu Hengli Hydraulic Co., Ltd., A Shares	110,784	945,968
Jiangsu Hengrui Medicine Co., Ltd., A Shares	600,544	3,447,239
Jiangsu King's Luck Brewery JSC Ltd., A Shares	118,000	971,107
SECURITY	NUMBER OF SHARES	VALUE ($)
Jiangsu Linyang Energy Co., Ltd., A Shares	188,800	192,730
Jiangsu Pacific Quartz Co., Ltd., Class A	28,400	373,256
Jiangsu Phoenix Publishing & Media Corp., Ltd., Class A	266,100	399,598
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., A Shares	147,300	2,715,898
Jiangsu Yangnong Chemical Co., Ltd., A Shares	44,200	388,166
Jiangsu Yoke Technology Co., Ltd., A Shares	41,800	390,118
Jiangsu Yuyue Medical Equipment & Supply Co., Ltd., A Shares	93,500	435,610
Jiangsu Zhongtian Technology Co., Ltd., A Shares	311,600	623,757
Jiangxi Copper Co., Ltd., A Shares	361,800	939,482
Jiangxi Copper Co., Ltd., H Shares	1,432,640	2,236,174
Jiangxi Special Electric Motor Co., Ltd., A Shares *	161,500	201,473
Jilin Aodong Pharmaceutical Group Co., Ltd., A Shares	105,100	246,920
Jinke Smart Services Group Co., Ltd., H Shares *	329,672	433,018
Jinxin Fertility Group Ltd. *	2,264,521	1,132,008
JiuGui Liquor Co., Ltd., A Shares	31,000	381,617
Jiumaojiu International Holdings Ltd.	1,239,550	1,988,528
Jizhong Energy Resources Co., Ltd., A Shares	326,700	273,802
Joincare Pharmaceutical Group Industry Co., Ltd., A Shares	175,700	275,191
Joinn Laboratories China Co., Ltd., A Shares	55,272	182,253
Joinn Laboratories China Co., Ltd., H Shares (a)	152,670	305,661
Jointown Pharmaceutical Group Co., Ltd., A Shares	315,582	447,889
Jonjee Hi-Tech Industrial & Commercial Holding Co., Ltd., A Shares *	78,800	365,933
JOYY, Inc., ADR	46,969	1,611,976
Juneyao Airlines Co., Ltd., A Shares *	250,400	545,971
Kanzhun Ltd., ADR *	445,098	6,587,450
KE Holdings, Inc., ADR *	857,658	14,751,718
Keda Industrial Group Co., Ltd.	180,000	248,788
Kingboard Holdings Ltd.	989,327	2,245,675
Kingboard Laminates Holdings Ltd.	1,431,975	1,190,611
Kingdee International Software Group Co., Ltd. *	3,477,979	5,375,472
Kingsoft Cloud Holdings Ltd., ADR *(a)	136,837	778,603
Kingsoft Corp., Ltd.	1,171,044	4,674,171
Kuaishou Technology *	3,531,751	28,914,262
Kuang-Chi Technologies Co., Ltd., A Shares	192,000	393,048
Kunlun Energy Co., Ltd.	4,940,233	3,616,149
Kunlun Tech Co., Ltd., A Shares *	117,300	583,075
Kweichow Moutai Co., Ltd., A Shares	120,300	30,527,458
Lao Feng Xiang Co., Ltd., A Shares	133,558	1,164,653
Laobaixing Pharmacy Chain JSC, A Shares	48,230	170,033
LB Group Co., Ltd., A Shares	238,500	594,079
Lee & Man Paper Manufacturing Ltd.	2,035,479	599,606
Legend Holdings Corp., H Shares	709,745	634,465
Lens Technology Co., Ltd., A Shares	468,800	792,229
Leo Group Co., Ltd, A shares *	665,800	229,602
Lepu Medical Technology Beijing Co., Ltd., A Shares	180,000	400,385
See financial notes
74Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Levima Advanced Materials Corp., A Shares	70,900	196,769
Leyard Optoelectronic Co., Ltd., A Shares	487,300	421,119
Li Auto, Inc., Class A *	1,420,324	29,269,533
Li Ning Co., Ltd.	3,046,844	14,395,456
Liaoning Port Co., Ltd., A Shares	1,539,900	334,278
Lingyi iTech Guangdong Co., A Shares	667,200	551,837
Livzon Pharmaceutical Group, Inc., A Shares	93,300	440,959
Livzon Pharmaceutical Group, Inc., H Shares	179,485	568,776
Longfor Group Holdings Ltd.	2,598,790	5,474,800
LONGi Green Energy Technology Co., Ltd., A Shares	721,048	2,630,188
Longshine Technology Group Co., Ltd., A Shares	105,200	313,208
Lufax Holding Ltd., ADR	925,412	1,119,749
Luxi Chemical Group Co., Ltd., A Shares	165,500	231,248
Luxshare Precision Industry Co., Ltd., A Shares	688,317	3,120,761
Luye Pharma Group Ltd. *	2,389,089	877,429
Luzhou Laojiao Co., Ltd., A Shares	138,400	4,417,163
Maanshan Iron & Steel Co., Ltd., A Shares	1,103,600	394,224
Mango Excellent Media Co., Ltd., A Shares	164,370	667,100
Maxscend Microelectronics Co., Ltd., A Shares	45,248	771,488
Meihua Holdings Group Co., Ltd., Class A	293,400	368,035
Meinian Onehealth Healthcare Holdings Co., Ltd., A Shares *	360,100	336,426
Meituan, B Shares *	7,204,352	118,055,183
Metallurgical Corp. of China Ltd., A Shares	1,366,400	683,341
Metallurgical Corp. of China Ltd., H Shares	3,896,059	849,589
Microport Scientific Corp. *	1,188,470	2,033,891
Ming Yang Smart Energy Group Ltd., A Shares	228,700	469,120
Ming Yuan Cloud Group Holdings Ltd. *	728,682	367,047
MINISO Group Holding Ltd., ADR *	120,709	3,126,363
Minth Group Ltd.	912,316	2,704,925
Montage Technology Co., Ltd., A Shares	108,000	760,311
Muyuan Foods Co., Ltd., A Shares	513,386	2,862,294
Nanjing Iron & Steel Co., Ltd., A Shares	558,700	280,943
NARI Technology Co., Ltd., A Shares	762,196	2,494,403
NAURA Technology Group Co., Ltd., A Shares	51,400	1,915,610
NavInfo Co., Ltd., A Shares *	279,800	395,952
NetEase, Inc.	2,456,057	51,302,597
New China Life Insurance Co., Ltd., A Shares	174,000	968,194
New China Life Insurance Co., Ltd., H Shares	1,058,414	2,650,843
New Hope Liuhe Co., Ltd., A Shares *	431,200	691,366
New Oriental Education & Technology Group, Inc. *	1,798,094	9,710,751
Newland Digital Technology Co., Ltd., A Shares *	108,600	297,518
Nine Dragons Paper Holdings Ltd. *	2,167,824	1,202,542
Ninestar Corp., A Shares	136,400	524,349
SECURITY	NUMBER OF SHARES	VALUE ($)
Ningbo Deye Technology Co., Ltd., A Shares	37,044	469,304
Ningbo Joyson Electronic Corp., A Shares	130,600	329,079
Ningbo Orient Wires & Cables Co., Ltd., A Shares	65,200	331,442
Ningbo Ronbay New Energy Technology Co., Ltd., A Shares	42,068	294,421
Ningbo Sanxing Medical Electric Co., Ltd., A Shares	109,200	254,002
Ningbo Shanshan Co., Ltd., A Shares	232,900	435,498
Ningbo Tuopu Group Co., Ltd., A Shares	91,900	983,709
Ningbo Zhoushan Port Co., Ltd., A Shares	766,400	355,902
Ningxia Baofeng Energy Group Co., Ltd., A Shares	265,500	500,104
NIO, Inc., ADR *	1,612,198	16,557,273
Nongfu Spring Co., Ltd., H Shares	2,354,004	13,223,308
North Industries Group Red Arrow Co., Ltd., A Shares	74,900	156,931
Northeast Securities Co., Ltd., A Shares	200,000	216,528
Offshore Oil Engineering Co., Ltd., A Shares	480,100	383,895
OFILM Group Co., Ltd., A Shares *	303,500	240,598
Oppein Home Group, Inc., A Shares	20,740	278,993
ORG Technology Co., Ltd., A Shares	341,300	222,735
Orient Securities Co., Ltd., A Shares	790,916	1,082,300
Orient Securities Co., Ltd., H Shares	895,795	498,061
Oriental Energy Co., Ltd., A Shares *	156,600	225,697
Ourpalm Co., Ltd., A shares *	338,800	253,687
Ovctek China, Inc., A Shares	81,180	294,450
Pangang Group Vanadium Titanium & Resources Co., Ltd., A Shares *	779,100	402,475
People.cn Co., Ltd., A Shares	111,800	637,453
Perfect World Co., Ltd., A Shares	85,450	162,365
PetroChina Co., Ltd., A Shares	3,511,900	3,739,400
PetroChina Co., Ltd., H Shares	27,532,420	19,872,286
Pharmaron Beijing Co., Ltd., A Shares	50,400	206,350
Pharmaron Beijing Co., Ltd., H Shares (a)	421,012	982,500
PICC Property & Casualty Co., Ltd., H Shares	9,028,867	10,385,485
Pinduoduo, Inc., ADR *	587,537	58,148,537
Ping An Bank Co., Ltd., A Shares	1,854,600	2,835,982
Ping An Healthcare & Technology Co., Ltd. *(a)	776,982	1,938,058
Ping An Insurance Group Co. of China Ltd., A Shares	1,116,300	7,482,899
Ping An Insurance Group Co. of China Ltd., H Shares	8,361,521	50,061,965
Pingdingshan Tianan Coal Mining Co., Ltd., A Shares	258,300	303,423
Poly Developments and Holdings Group Co., Ltd., A Shares	1,142,500	2,194,429
Poly Property Services Co., Ltd., H Shares	193,520	899,519
Pop Mart International Group Ltd. (a)	970,339	3,155,373
Porton Pharma Solutions Ltd., A Shares	58,800	199,056
Postal Savings Bank of China Co., Ltd., A Shares	2,620,400	1,749,693
Postal Savings Bank of China Co., Ltd., H Shares	12,125,845	5,984,254
See financial notes
Schwab International Equity ETFs | Annual Report75

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Power Construction Corp. of China Ltd., A Shares	1,839,300	1,301,421
Pylon Technologies Co., Ltd., A Shares	22,902	435,479
Qifu Technology, Inc., ADR	153,765	2,614,005
Qingdao TGOOD Electric Co., Ltd., A Shares	113,900	295,293
Qinghai Salt Lake Industry Co., Ltd., A Shares *	528,600	1,299,985
Raytron Technology Co., Ltd., A Shares	45,400	319,425
Red Star Macalline Group Corp., Ltd., H Shares	1,023,788	355,112
Remegen Co., Ltd., H Shares *	192,088	896,537
RLX Technology, Inc., ADR *	1,115,546	1,706,785
Rongsheng Petrochemical Co., Ltd., A Shares	317,800	526,137
SAIC Motor Corp., Ltd., A Shares	817,700	1,613,268
Sailun Group Co., Ltd., A Shares	309,500	524,728
Sangfor Technologies, Inc., A Shares *	14,100	211,311
Sany Heavy Industry Co., Ltd., A Shares	821,900	1,749,156
Satellite Chemical Co., Ltd., A Shares	321,962	676,790
SDIC Capital Co., Ltd., A Shares	878,800	885,018
Sealand Securities Co., Ltd., A Shares	483,300	251,660
Seazen Group Ltd. *(a)	3,650,373	712,223
Seazen Holdings Co., Ltd., A Shares *	220,700	439,672
SenseTime Group, Inc., Class B *(a)	20,486,389	4,075,464
SF Holding Co., Ltd., A Shares	476,800	2,848,288
SG Micro Corp., A Shares	44,898	477,633
Shaanxi Coal Industry Co., Ltd., A Shares	947,200	2,165,475
Shaanxi International Trust Co., Ltd., A Shares	391,300	163,434
Shandong Chenming Paper Holdings Ltd., H Shares *	1,939,745	559,036
Shandong Gold Mining Co., Ltd., A Shares	380,804	1,372,328
Shandong Gold Mining Co., Ltd., H Shares	821,574	1,661,640
Shandong Himile Mechanical Science & Technology Co., Ltd., A Shares	68,600	323,090
Shandong Hi-speed Co., Ltd., A Shares	244,600	227,511
Shandong Hualu Hengsheng Chemical Co., Ltd., A Shares	205,360	933,903
Shandong Linglong Tyre Co., Ltd., A Shares	86,400	258,541
Shandong Nanshan Aluminum Co., Ltd., A Shares	1,146,700	491,544
Shandong Pharmaceutical Glass Co., Ltd., A Shares	69,900	253,440
Shandong Sun Paper Industry JSC Ltd., A Shares	296,900	467,877
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	3,149,993	3,133,222
Shanghai Aiko Solar Energy Co., Ltd., Class A	198,660	606,202
Shanghai Bairun Investment Holding Group Co., Ltd., A Shares	97,428	429,949
Shanghai Baosight Software Co., Ltd., A Shares	345,171	2,273,002
Shanghai Construction Group Co., Ltd., A Shares	670,100	257,784
Shanghai Electric Group Co., Ltd., A Shares *	1,125,400	691,150
SECURITY	NUMBER OF SHARES	VALUE ($)
Shanghai Electric Group Co., Ltd., H Shares *	3,128,403	702,138
Shanghai Electric Power Co., Ltd., A Shares	237,200	299,168
Shanghai Fosun Pharmaceutical Group Co., Ltd., A Shares	161,200	618,577
Shanghai Fosun Pharmaceutical Group Co., Ltd., H Shares	798,249	1,879,131
Shanghai Friendess Electronic Technology Corp., Ltd., A Shares	12,371	447,640
Shanghai Fudan Microelectronics Group Co., Ltd., A Shares	25,080	182,109
Shanghai Fudan Microelectronics Group Co., Ltd., H Shares (a)	396,630	950,890
Shanghai Industrial Holdings Ltd.	616,244	809,426
Shanghai International Airport Co., Ltd., A Shares *	241,400	1,301,109
Shanghai International Port Group Co., Ltd., A Shares	1,826,100	1,279,537
Shanghai Jinjiang International Hotels Co. Ltd, A Shares	96,700	511,898
Shanghai Jinjiang International Hotels Co., Ltd., B Shares	204,265	339,080
Shanghai Jinqiao Export Processing Zone Development Co., Ltd., A Shares	318,200	559,588
Shanghai Junshi Biosciences Co., Ltd., A Shares *	76,221	398,044
Shanghai Junshi Biosciences Co., Ltd., H Shares *(a)	214,650	585,776
Shanghai Lingang Holdings Corp., Ltd., A Shares	174,700	285,146
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., A Shares	568,800	780,698
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., B Shares	509,730	208,989
Shanghai M&G Stationery, Inc., A Shares	44,200	228,940
Shanghai Mechanical and Electrical Industry Co., Ltd., B shares	293,501	290,566
Shanghai Pharmaceuticals Holding Co., Ltd., A Shares	164,900	405,085
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	1,243,822	2,046,138
Shanghai Pudong Development Bank Co., Ltd., A Shares	2,824,800	2,708,952
Shanghai Putailai New Energy Technology Co., Ltd., A Shares	237,576	1,068,007
Shanghai RAAS Blood Products Co., Ltd., A Shares	663,000	647,651
Shanghai Rural Commercial Bank Co., Ltd., A Shares	470,400	376,139
Shanghai Tunnel Engineering Co., Ltd., A Shares	279,100	224,323
Shanghai Waigaoqiao Free Trade Zone Group Co., Ltd., A Shares	180,200	290,657
Shanghai Yuyuan Tourist Mart Group Co., Ltd., A Shares	425,500	430,264
Shanghai Zhangjiang High-Tech Park Development Co., Ltd., A Shares	158,400	363,220
Shanghai Zhenhua Heavy Industries Co., Ltd., B Shares *	1,352,720	298,951
Shanxi Lu'an Environmental Energy Development Co., Ltd., A Shares	297,700	665,873
See financial notes
76Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Shanxi Meijin Energy Co., Ltd., A Shares *	413,200	407,040
Shanxi Securities Co., Ltd., A Shares	357,600	297,734
Shanxi Taigang Stainless Steel Co., Ltd., A Shares	479,600	259,617
Shanxi Xinghuacun Fen Wine Factory Co., Ltd., A Shares	118,700	3,947,425
Shanxi Xishan Coal & Electricity Power Co., Ltd., A Shares	541,900	620,931
Shenghe Resources Holding Co., Ltd., A Shares	167,100	253,916
Shengyi Technology Co., Ltd., A Shares	219,400	446,728
Shennan Circuits Co., Ltd., A Shares	31,700	288,190
Shenwan Hongyuan Group Co., Ltd., A Shares	1,674,700	1,003,186
Shenwan Hongyuan Group Co., Ltd., H Shares	3,472,001	681,848
Shenzhen Airport Co., Ltd., A Shares *	213,000	198,704
Shenzhen Capchem Technology Co., Ltd., A Shares	80,640	531,580
Shenzhen Dynanonic Co., Ltd., A Shares	22,880	294,829
Shenzhen Energy Group Co., Ltd., A Shares	433,000	385,497
Shenzhen Expressway Corp., Ltd., H Shares	1,047,831	847,164
Shenzhen Hepalink Pharmaceutical Group Co., Ltd., H Shares	520,165	271,964
Shenzhen Inovance Technology Co., Ltd., A Shares	169,800	1,592,903
Shenzhen International Holdings Ltd.	1,885,455	1,341,644
Shenzhen Investment Ltd.	3,353,306	590,119
Shenzhen Kaifa Technology Co., Ltd., A Shares	155,600	381,812
Shenzhen Kangtai Biological Products Co., Ltd., A Shares *	105,180	402,743
Shenzhen Kedali Industry Co., Ltd., A Shares	23,100	369,327
Shenzhen Kingdom Sci-Tech Co., Ltd., A Shares	126,200	235,460
Shenzhen Kstar Science And Technology Co., Ltd., Class A	44,500	185,129
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., A Shares	113,900	4,225,184
Shenzhen MTC Co., Ltd., A Shares	463,600	331,848
Shenzhen New Industries Biomedical Engineering Co., Ltd., A Shares	48,000	400,830
Shenzhen Overseas Chinese Town Co., Ltd., A Shares *	794,200	474,654
Shenzhen Salubris Pharmaceuticals Co., Ltd., A Shares	92,000	349,495
Shenzhen SC New Energy Technology Corp., A Shares	31,000	377,273
Shenzhen Senior Technology Material Co., Ltd., A Shares	119,700	231,062
Shenzhen Sunway Communication Co., Ltd., A Shares	88,700	210,950
Shenzhen Transsion Holdings Co., Ltd., A Shares	79,150	1,596,593
Shenzhen YUTO Packaging Technology Co., Ltd., A Shares	67,900	225,105
Shenzhen Zhongjin Lingnan Nonfemet Co., Ltd., A Shares	304,100	208,485
Shenzhou International Group Holdings Ltd.	1,007,327	10,340,782
SECURITY	NUMBER OF SHARES	VALUE ($)
Shijiazhuang Changshan BeiMing Technology Co., Ltd., A Shares *	215,100	203,028
Shijiazhuang Yiling Pharmaceutical Co., Ltd., A Shares	159,500	509,935
Shimao Services Holdings Ltd. *	1,077,750	210,279
Shougang Fushan Resources Group Ltd.	2,483,421	715,724
Shui On Land Ltd.	4,791,512	464,380
Siasun Robot & Automation Co., Ltd., A Shares *	140,300	247,696
Sichuan Chuantou Energy Co., Ltd., A Shares	429,200	882,164
Sichuan Hebang Biotechnology Co., Ltd., A Shares	831,400	273,002
Sichuan Kelun Pharmaceutical Co., Ltd., A Shares	138,500	515,676
Sichuan New Energy Power Co., Ltd. *	139,800	242,588
Sichuan Road & Bridge Co., Ltd., A Shares	645,060	789,652
Sichuan Swellfun Co., Ltd., A Shares	48,700	442,673
Sichuan Yahua Industrial Group Co., Ltd., A Shares	100,900	217,229
Sieyuan Electric Co., Ltd., A Shares	77,800	547,064
Sino Biopharmaceutical Ltd.	12,873,882	4,892,297
Sinoma International Engineering Co., A Shares	327,100	528,052
Sinoma Science & Technology Co., Ltd., A Shares	158,200	477,089
Sinomine Resource Group Co., Ltd., A Shares	62,860	321,274
Sino-Ocean Group Holding Ltd. *	4,260,952	198,329
Sinopec Engineering Group Co., Ltd., H Shares	1,944,477	900,112
Sinopec Oilfield Service Corp., H Shares *	6,549,300	501,110
Sinopec Shanghai Petrochemical Co., Ltd., A Shares *	932,900	388,361
Sinopec Shanghai Petrochemical Co., Ltd., H Shares *	3,597,610	504,654
Sinopharm Group Co., Ltd., H Shares	1,676,274	4,863,102
Sinotrans Ltd., H Shares	3,494,149	1,416,953
Sinotruk Hong Kong Ltd.	843,380	1,563,777
Skshu Paint Co., Ltd., A Shares *	47,628	492,934
Smoore International Holdings Ltd.	2,453,906	2,481,522
Songcheng Performance Development Co., Ltd., A Shares	244,300	416,201
SooChow Securities Co., Ltd., A Shares	463,685	521,753
Southwest Securities Co., Ltd., A Shares	630,600	365,615
StarPower Semiconductor Ltd., A Shares	14,700	400,052
STO Express Co. Ltd, A Shares *	130,200	177,631
Sun Art Retail Group Ltd.	2,585,957	606,773
Sunac Services Holdings Ltd.	874,483	273,215
Sungrow Power Supply Co., Ltd., A Shares	145,600	1,995,411
Sunny Optical Technology Group Co., Ltd.	880,449	7,196,963
Sunwoda Electronic Co., Ltd., A Shares	174,300	379,324
Suzhou Dongshan Precision Manufacturing Co., Ltd., A Shares	157,600	407,073
Suzhou Maxwell Technologies Co., Ltd., A Shares	26,060	546,227
See financial notes
Schwab International Equity ETFs | Annual Report77

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Suzhou Nanomicro Technology Co., Ltd., Class A	47,791	220,948
Taiji Computer Corp., Ltd., A Shares	59,600	301,992
TAL Education Group, ADR *	607,938	4,285,963
Tangshan Jidong Cement Co., Ltd., A Shares	287,800	299,722
TangShan Port Group Co., Ltd., A Shares	609,200	280,390
TBEA Co., Ltd., A Shares	452,323	913,533
TCL Technology Group Corp., A Shares *	2,286,250	1,287,851
Tencent Holdings Ltd.	8,404,992	348,343,469
Tencent Music Entertainment Group, ADR *	841,500	5,739,030
The People's Insurance Co. Group of China Ltd., A Shares	1,625,600	1,304,322
The People's Insurance Co. Group of China Ltd., H Shares	9,900,623	3,371,016
Thunder Software Technology Co., Ltd., A Shares	40,400	444,436
Tian Di Science & Technology Co., Ltd., A Shares	299,200	216,225
Tianjin Chase Sun Pharmaceutical Co. Ltd, A Shares	302,500	184,530
Tianjin Guangyu Development Co., Ltd., A Shares	177,500	277,767
Tianjin Zhonghuan Semiconductor Co., Ltd., A Shares	388,500	1,369,104
Tianma Microelectronics Co., Ltd., A Shares *	229,000	270,578
Tianqi Lithium Corp., A Shares	150,700	1,191,976
Tianqi Lithium Corp., Class H	124,956	685,192
Tianshui Huatian Technology Co., Ltd., A Shares	324,700	400,605
Tingyi Cayman Islands Holding Corp.	2,475,525	3,636,694
Titan Wind Energy Suzhou Co., Ltd., A Shares *	167,900	300,114
Tongcheng Travel Holdings Ltd. *	1,576,319	3,533,865
TongFu Microelectronics Co., Ltd., A Shares	148,100	414,888
Tongkun Group Co., Ltd., A Shares *	224,000	456,709
Tongling Nonferrous Metals Group Co., Ltd., A Shares	925,500	408,169
Tongwei Co., Ltd., A Shares	434,500	1,915,059
Topchoice Medical Corp., A Shares *	30,700	393,615
Topsec Technologies Group, Inc., A Shares *	156,800	202,503
Topsports International Holdings Ltd.	3,775,918	3,072,064
Towngas Smart Energy Co., Ltd.	1,617,612	682,793
TravelSky Technology Ltd., H Shares	1,235,948	2,216,014
Trina Solar Co., Ltd., A Shares	213,856	998,396
Trip.com Group Ltd. *	710,248	28,023,175
Tsingtao Brewery Co., Ltd., A Shares	69,800	873,639
Tsingtao Brewery Co., Ltd., H Shares	810,684	6,755,915
Tuya, Inc., ADR *	341,415	628,204
Unigroup Guoxin Microelectronics Co., Ltd., A Shares *	81,679	1,040,612
Uni-President China Holdings Ltd.	1,587,254	1,173,982
Unisplendour Corp., Ltd., A Shares *	123,700	457,682
Valiant Co., Ltd., A Shares	84,400	204,318
Vinda International Holdings Ltd.	356,483	825,547
Vipshop Holdings Ltd., ADR *	479,803	7,576,089
Walvax Biotechnology Co., Ltd., A Shares	162,200	527,482
Wanda Film Holding Co., Ltd., A Shares *	244,400	451,629
SECURITY	NUMBER OF SHARES	VALUE ($)
Wangsu Science & Technology Co., Ltd., A Shares	229,600	217,345
Wanhua Chemical Group Co., Ltd., A Shares	294,900	3,798,430
Wanxiang Qianchao Co., Ltd., A Shares	304,900	221,182
Weibo Corp., ADR	99,030	1,277,487
Weichai Power Co., Ltd., A Shares	590,500	957,326
Weichai Power Co., Ltd., H Shares	2,699,267	3,504,133
Weifu High-Technology Group Co., Ltd., A Shares	187,500	438,964
Weihai Guangwei Composites Co., Ltd., A Shares	73,120	280,987
Wens Foodstuffs Group Co., Ltd., A Shares	180,320	412,740
Western Mining Co., Ltd., A Shares	218,400	383,479
Western Securities Co., Ltd., A Shares	442,100	409,999
Western Superconducting Technologies Co., Ltd., A Shares	63,280	412,361
Westone Information Industry, Inc., A Shares	87,900	302,037
Will Semiconductor Co., Ltd ., A Shares	78,150	988,028
Wingtech Technology Co., Ltd., A Shares *	110,400	700,456
Winning Health Technology Group Co., Ltd., A Shares	212,700	210,698
Wolong Electric Group Co., Ltd., A Shares	121,200	203,152
Wonders Information Co. Ltd, Class A *	115,200	160,015
Wuchan Zhongda Group Co., Ltd., A Shares	345,300	220,601
Wuhan Guide Infrared Co., Ltd., A Shares	374,436	396,634
Wuliangye Yibin Co., Ltd., A Shares	367,300	7,867,795
WUS Printed Circuit Kunshan Co., Ltd., A Shares	179,500	521,101
WuXi AppTec Co., Ltd., A Shares	217,051	2,430,399
WuXi AppTec Co., Ltd., H Shares	512,545	5,614,514
Wuxi Autowell Technology Co., Ltd., Class A	10,240	236,793
Wuxi Biologics Cayman, Inc. *	4,808,394	27,071,839
XCMG Construction Machinery Co., Ltd., A Shares	1,092,900	908,435
Xiamen C & D, Inc., A Shares	328,600	490,293
Xiamen Faratronic Co., Ltd., A Shares	22,000	343,519
Xiamen ITG Group Corp., Ltd., A Shares	178,800	179,819
Xiamen Tungsten Co., Ltd., A Shares	120,800	287,955
Xiaomi Corp., B Shares *	19,550,014	30,814,317
Xinhua Winshare Publishing and Media Co., Ltd., H Shares	545,376	407,550
Xinjiang Daqo New Energy Co., Ltd., Class A	101,884	581,894
Xinjiang Tianshan Cement Co., Ltd., A Shares	197,300	208,997
Xinjiang Zhongtai Chemical Co., Ltd., A Shares	241,900	223,338
Xinxing Ductile Iron Pipes Co., Ltd., A Shares	347,500	191,451
Xinyi Solar Holdings Ltd.	5,634,535	4,706,373
XPeng, Inc., A Shares *	1,483,730	13,916,325
Xtep International Holdings Ltd.	1,509,113	1,495,305
Xuji Electric Co., Ltd., A Shares	91,400	242,612
Yadea Group Holdings Ltd.	1,343,405	2,583,422
See financial notes
78Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Yang Quan Coal Industry Group Co., Ltd., A Shares	187,350	194,853
Yangling Metron New Material, Inc., A Shares	51,500	308,922
Yangtze Optical Fibre and Cable Joint Stock Ltd., Co., A Shares	109,200	487,000
Yangzhou Yangjie Electronic Technology Co., Ltd., A Shares	49,900	244,889
Yangzijiang Financial Holding Ltd.	3,301,628	892,332
Yangzijiang Shipbuilding Holdings Ltd.	3,492,994	4,371,092
Yankuang Energy Group Co., Ltd., A Shares	406,800	962,996
Yankuang Energy Group Co., Ltd., H Shares	2,735,739	4,298,059
Yanlord Land Group Ltd. *	933,535	466,595
Yantai Changyu Pioneer Wine Co., Ltd., A Shares	182,783	773,723
Yantai Eddie Precision Machinery Co., Ltd., A Shares	86,520	215,275
Yantai Jereh Oilfield Services Group Co., Ltd., A Shares	102,500	402,621
Yatsen Holding Ltd., ADR *	558,759	569,934
Yealink Network Technology Corp., Ltd., A Shares	104,930	533,696
Yifan Pharmaceutical Co., Ltd., A Shares *	124,700	224,609
Yifeng Pharmacy Chain Co., Ltd., A Shares	95,564	466,890
Yihai International Holding Ltd.	650,796	1,219,970
Yihai Kerry Arawana Holdings Co., Ltd., A Shares	187,900	920,590
Yintai Gold Co., Ltd., A Shares	275,600	547,148
Yixintang Pharmaceutical Group Co., Ltd., A Shares	57,800	180,027
YongXing Special Materials Technology Co., Ltd., A Shares	41,860	286,697
Yonyou Network Technology Co., Ltd., A Shares	344,640	859,410
Youngor Group Co., Ltd., A Shares	479,500	457,859
Youngy Co., Ltd., A Shares	27,400	193,722
YTO Express Group Co., Ltd., A Shares	271,800	563,877
Yuan Longping High-tech Agriculture Co., Ltd., A Shares *	116,200	240,430
Yuexiu Property Co., Ltd.	2,192,789	2,718,004
Yum China Holdings, Inc.	539,615	28,763,869
Yunnan Aluminium Co., Ltd., A Shares	346,500	687,430
Yunnan Baiyao Group Co., Ltd., A Shares	155,540	1,167,859
Yunnan Botanee Bio-Technology Group Co., Ltd., A Shares	18,000	251,730
Yunnan Copper Co., Ltd., A Shares	334,100	533,385
Yunnan Energy New Material Co., Ltd., A Shares	76,600	698,698
Yunnan Tin Co., Ltd., A Shares	179,200	344,686
Yunnan Yuntianhua Co., Ltd., A Shares	195,400	462,828
Zai Lab Ltd. *	1,287,149	3,438,744
Zangge Mining Co., Ltd., A Shares	112,300	346,690
Zhangzhou Pientzehuang Pharmaceutical Co., Ltd., A Shares	58,300	2,213,454
Zhaojin Mining Industry Co., Ltd., H Shares	1,449,753	2,048,428
Zhefu Holding Group Co., Ltd., A Shares	544,000	295,226
Zhejiang Century Huatong Group Co., Ltd., A Shares *	631,100	469,954
SECURITY	NUMBER OF SHARES	VALUE ($)
Zhejiang China Commodities City Group Co., Ltd., A Shares	547,200	617,982
Zhejiang Chint Electrics Co., Ltd., A Shares	130,800	445,315
Zhejiang Crystal-Optech Co., Ltd., A Shares	132,400	192,820
Zhejiang Dahua Technology Co., Ltd., A Shares	342,600	1,015,774
Zhejiang Dingli Machinery Co., Ltd., A Shares	34,600	252,566
Zhejiang Expressway Co., Ltd., H Shares	1,521,369	1,136,892
Zhejiang Hailiang Co., Ltd., A Shares	123,600	194,778
Zhejiang HangKe Technology, Inc. Co., A Shares	44,364	167,009
Zhejiang Hisoar Pharmaceutical Co., Ltd., A Shares	349,000	359,141
Zhejiang Huace Film & Television Co., Ltd., A Shares	223,900	194,415
Zhejiang Huahai Pharmaceutical Co., Ltd., A Shares	140,250	323,721
Zhejiang Huayou Cobalt Co., Ltd., A Shares	159,860	876,336
Zhejiang Jingsheng Mechanical & Electrical Co., Ltd., A Shares	127,800	989,074
Zhejiang Jiuzhou Pharmaceutical Co., Ltd., A Shares	74,200	277,084
Zhejiang Juhua Co., Ltd., A Shares	268,700	605,069
Zhejiang NHU Co., Ltd., A Shares	285,468	638,513
Zhejiang Sanhua Intelligent Controls Co., Ltd., A Shares	111,620	455,467
Zhejiang Supcon Technology Co., Ltd., A Shares	70,281	487,047
Zhejiang Supor Co., Ltd., A Shares	46,200	302,203
Zhejiang Wanfeng Auto Wheel Co., Ltd., A Shares	401,900	310,874
Zhejiang Weixing New Building Materials Co., Ltd., A Shares	155,300	431,217
Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd., A Shares	54,100	237,554
Zhengzhou Coal Mining Machinery Group Co., Ltd., A Shares	162,400	282,027
Zheshang Securities Co., Ltd., A Shares	114,500	162,032
ZhongAn Online P&C Insurance Co., Ltd., H Shares *	1,031,057	3,063,554
Zhongji Innolight Co., Ltd., A Shares	65,400	1,029,903
Zhongsheng Group Holdings Ltd.	899,517	2,741,538
Zhongtai Securities Co., Ltd., A Shares	240,800	241,842
Zhuhai Huafa Properties Co., Ltd., A Shares	209,400	301,794
Zhuzhou CRRC Times Electric Co., Ltd.	723,108	2,522,014
Zhuzhou CRRC Times Electric Co., Ltd., A Shares	51,276	307,438
Zhuzhou Hongda Electronics Corp., Ltd., A Shares	41,900	201,714
Zhuzhou Kibing Group Co., Ltd., A Shares	203,000	243,483
Zijin Mining Group Co., Ltd., A Shares	1,933,700	3,283,717
Zijin Mining Group Co., Ltd., H Shares	7,768,894	12,225,352
Zoomlion Heavy Industry Science and Technology Co. Ltd, A Shares	504,700	447,944
Zoomlion Heavy Industry Science and Technology Co. Ltd, H Shares	2,412,777	1,153,813
ZTE Corp., A Shares	369,300	1,798,679
ZTE Corp., H Shares	1,044,635	3,363,667
See financial notes
Schwab International Equity ETFs | Annual Report79

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ZTO Express Cayman, Inc.	583,311	14,170,401
		2,756,177,412

Colombia 0.2%
Bancolombia S.A.	357,072	2,537,125
Bancolombia S.A., ADR	159,317	4,253,764
Ecopetrol S.A., ADR	334,113	3,902,440
Interconexion Electrica S.A. ESP	602,060	2,202,138
		12,895,467

Czech Republic 0.2%
CEZ A/S	213,432	9,082,745
Colt CZ Group SE	14,433	364,624
Komercni Banka A/S	108,370	3,389,277
Moneta Money Bank A/S	524,282	1,954,884
Philip Morris CR AS	945	740,469
		15,531,999

Egypt 0.1%
Commercial International Bank Egypt S.A.E., GDR	4,420,285	5,428,110

Greece 0.6%
Aegean Airlines S.A. *	36,964	529,569
Alpha Services and Holdings S.A. *	2,914,807	4,924,120
Athens Water Supply & Sewage Co. S.A.	56,333	403,531
Autohellas Tourist and Trading S.A.	30,022	461,395
Ellaktor S.A. *	133,543	364,526
Eurobank Ergasias Services & Holdings S.A., A Shares *	3,350,993	5,830,110
FF Group *(b)	50,437	0
GEK Terna Holding Real Estate Construction S.A. *	77,184	1,127,566
Hellenic Petroleum Holdings S.A.	95,565	857,776
Hellenic Telecommunications Organization S.A.	301,359	4,513,703
Holding Co. ADMIE IPTO S.A. *	188,491	470,531
JUMBO S.A.	151,493	4,689,341
LAMDA Development S.A. *	125,811	923,754
Motor Oil Hellas Corinth Refineries S.A.	77,065	1,965,598
Mytilineos S.A.	138,195	5,615,622
National Bank of Greece S.A. *	748,390	5,096,150
OPAP S.A.	242,721	4,104,351
Piraeus Financial Holdings S.A. *	916,533	3,175,270
Public Power Corp. S.A. *	287,063	3,146,794
Quest Holdings S.A.	40,734	278,969
Sarantis S.A.	45,508	382,295
Terna Energy S.A.	80,005	1,441,434
Titan Cement International S.A.	62,593	1,248,651
Viohalco S.A.	60,451	459,929
		52,010,985

Hong Kong 0.0%
China Huishan Dairy Holdings Co., Ltd. *(b)	3,872,695	0

Hungary 0.3%
Magyar Telekom Telecommunications plc	637,187	847,875
MOL Hungarian Oil & Gas plc	604,862	4,578,082
SECURITY	NUMBER OF SHARES	VALUE ($)
OTP Bank Nyrt	318,938	13,026,600
Richter Gedeon Nyrt	190,927	4,790,725
		23,243,282

Iceland 0.1%
Arion Banki HF	1,966,782	2,118,050
Eimskipafelag Islands hf	169,064	686,947
Festi hf	510,526	736,954
Hagar hf	1,501,201	785,399
Icelandair Group HF *	36,574,433	522,372
Islandsbanki HF	1,731,719	1,554,090
Kvika banki hf	7,075,479	910,577
Marel HF	791,207	2,900,629
Reitir fasteignafelag hf	937,279	590,587
		10,805,605

India 17.3%
3M India Ltd.	3,979	1,497,350
Aarti Industries Ltd.	274,755	1,632,210
ABB India Ltd.	72,233	3,823,008
ACC Ltd.	108,927	2,639,090
Adani Energy Solutions Ltd. *	424,208	4,160,542
Adani Enterprises Ltd.	470,263	13,742,424
Adani Green Energy Ltd. *	576,439	6,466,171
Adani Ports & Special Economic Zone Ltd.	1,124,725	10,762,743
Adani Power Ltd. *	1,321,635	5,129,370
Adani Total Gas Ltd.	377,832	2,901,757
Adani Wilmar Ltd. *	219,033	951,153
Aditya Birla Capital Ltd. *	587,966	1,286,567
Alkem Laboratories Ltd.	33,631	1,479,868
Ambuja Cements Ltd.	980,789	5,075,360
APL Apollo Tubes Ltd.	226,843	4,591,594
Apollo Hospitals Enterprise Ltd.	135,331	7,869,628
Ashok Leyland Ltd.	1,864,035	4,139,611
Asian Paints Ltd.	608,139	23,918,965
Astral Ltd.	160,042	3,777,561
AU Small Finance Bank Ltd.	440,313	3,848,326
Aurobindo Pharma Ltd.	360,828	3,617,596
Avenue Supermarts Ltd. *	202,748	9,111,461
Axis Bank Ltd.	3,070,036	36,101,165
Bajaj Auto Ltd.	95,269	5,309,482
Bajaj Finance Ltd.	328,349	28,410,079
Bajaj Finserv Ltd.	516,255	9,284,779
Bajaj Holdings & Investment Ltd.	35,817	3,217,879
Balkrishna Industries Ltd.	108,728	3,051,128
Bandhan Bank Ltd.	1,080,562	2,996,839
Bank of Baroda	1,414,135	3,196,852
Bank of India	1,013,920	1,050,831
Bata India Ltd.	91,361	1,863,059
Bayer CropScience Ltd.	18,358	1,067,225
Berger Paints India Ltd.	356,309	3,092,828
Bharat Electronics Ltd.	4,779,736	7,690,418
Bharat Forge Ltd.	337,383	4,362,052
Bharat Heavy Electricals Ltd.	1,716,755	2,514,385
Bharat Petroleum Corp., Ltd.	1,336,329	5,497,131
Bharti Airtel Ltd.	3,096,226	32,029,569
Bharti Airtel Ltd.	186,813	1,066,117
Biocon Ltd.	677,232	2,121,610
Bosch Ltd.	11,952	2,681,540
Britannia Industries Ltd.	159,904	8,629,586
Canara Bank	488,193	1,889,408
Castrol India Ltd.	669,325	1,170,301
CG Power & Industrial Solutions Ltd.	922,565	4,784,651
Cholamandalam Investment & Finance Co., Ltd.	543,779	7,368,838
See financial notes
80Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Cipla Ltd.	680,630	10,339,402
Coal India Ltd.	3,036,729	8,438,593
Coforge Ltd.	78,339	5,172,794
Colgate-Palmolive (India) Ltd.	180,190	4,227,006
Container Corp. Of India Ltd.	374,040	3,037,998
Coromandel International Ltd.	159,355	2,099,966
Cummins India Ltd.	176,075	3,632,150
Dabur India Ltd.	792,950	5,297,747
Dalmia Bharat Ltd.	110,204	2,775,592
Deepak Nitrite Ltd.	101,343	2,717,619
Divi's Laboratories Ltd.	169,436	7,351,837
Dixon Technologies India Ltd. *	49,731	3,005,891
DLF Ltd.	845,866	5,150,626
Dr Lal PathLabs Ltd.	46,153	1,213,055
Dr. Reddy's Laboratories Ltd.	160,990	10,905,286
Eicher Motors Ltd.	185,286	7,467,729
Emami Ltd.	294,772	1,867,733
Embassy Office Parks REIT	845,698	3,117,446
Exide Industries Ltd.	635,258	2,047,282
Federal Bank Ltd.	2,248,164	3,909,142
FSN E-Commerce Ventures Ltd. *	1,845,004	2,976,343
GAIL India Ltd.	3,486,272	4,842,849
General Insurance Corp. of India *	134,544	353,643
GlaxoSmithKline Pharmaceuticals Ltd.	58,443	1,009,156
Glenmark Pharmaceuticals Ltd.	211,976	1,963,536
GMR Infrastructure Ltd. *	3,260,186	2,431,762
Godrej Consumer Products Ltd. *	488,274	5,928,383
Godrej Industries Ltd. *	107,181	696,015
Godrej Properties Ltd. *	135,683	2,697,393
Grasim Industries Ltd.	506,983	10,967,778
Gujarat Fluorochemicals Ltd.	53,399	1,965,126
Gujarat Gas Ltd. *	303,548	1,647,608
Havells India Ltd.	326,002	5,452,186
HCL Technologies Ltd.	1,424,546	20,169,794
HDFC Asset Management Co., Ltd.	140,065	4,270,662
HDFC Life Insurance Co., Ltd.	1,308,688	10,192,231
Hero MotoCorp Ltd.	178,379	6,282,979
Hindalco Industries Ltd.	1,874,835	10,414,083
Hindustan Aeronautics Ltd.	128,587	6,058,106
Hindustan Petroleum Corp., Ltd. *	815,811	2,444,883
Hindustan Unilever Ltd.	1,198,671	36,270,888
Hindustan Zinc Ltd.	312,195	1,199,775
Honeywell Automation India Ltd.	3,289	1,574,997
ICICI Bank Ltd.	2,136,328	24,740,877
ICICI Lombard General Insurance Co., Ltd.	325,088	5,158,684
ICICI Prudential Life Insurance Co., Ltd.	507,109	3,454,182
IDBI Bank Ltd.	919,372	664,101
IDFC First Bank Ltd. *	4,390,438	4,950,670
Indian Bank	254,025	1,161,866
Indian Hotels Co., Ltd.	1,090,398	5,543,777
Indian Oil Corp., Ltd.	5,489,245	5,907,886
Indian Railway Catering & Tourism Corp., Ltd.	401,925	3,262,542
Indian Railway Finance Corp., Ltd.	2,425,631	1,470,856
Indraprastha Gas Ltd.	477,662	2,698,546
Indus Towers Ltd. *	1,193,436	2,525,661
Info Edge India Ltd.	103,951	5,438,871
Infosys Ltd.	4,702,541	81,538,450
InterGlobe Aviation Ltd. *	178,386	5,246,885
Ipca Laboratories Ltd.	182,952	1,930,265
ITC Ltd.	3,966,971	21,069,648
Jindal Steel & Power Ltd.	525,445	4,344,527
Jio Financial Services Ltd. *	4,522,277	12,755,158
JSW Energy Ltd.	528,361	2,239,844
JSW Steel Ltd.	1,323,848	12,467,506
Jubilant Foodworks Ltd.	491,548	3,040,326
SECURITY	NUMBER OF SHARES	VALUE ($)
Kansai Nerolac Paints Ltd.	277,245	1,114,020
Kotak Mahindra Bank Ltd.	139,281	2,958,951
L&T Finance Holdings Ltd.	1,032,743	1,557,480
L&T Technology Services Ltd.	35,163	1,870,681
Larsen & Toubro Infotech Ltd.	123,602	7,753,880
Larsen & Toubro Ltd.	918,174	29,975,375
Laurus Labs Ltd.	517,221	2,496,568
LIC Housing Finance Ltd.	414,680	2,120,579
Linde India Ltd.	27,182	2,058,114
Lupin Ltd.	326,098	4,324,470
Macrotech Developers Ltd. *	302,690	2,450,990
Mahindra & Mahindra Financial Services Ltd.	760,636	2,734,794
Mahindra & Mahindra Ltd.	1,256,352	23,908,040
Mangalore Refinery & Petrochemicals Ltd. *	341,776	393,232
Marico Ltd.	708,746	4,880,287
Maruti Suzuki India Ltd.	177,997	21,508,963
Max Financial Services Ltd. *	326,275	3,679,874
Max Healthcare Institute Ltd. *	981,854	6,992,128
Mphasis Ltd.	116,769	3,425,793
MRF Ltd.	3,533	4,638,313
Muthoot Finance Ltd.	144,891	2,205,842
Nestle India Ltd.	48,328	12,834,966
NHPC Ltd.	3,135,534	1,901,328
Nippon Life India Asset Management Ltd.	228,020	859,073
NMDC Ltd.	1,559,565	2,318,072
NTPC Ltd.	6,351,937	16,902,948
Oberoi Realty Ltd.	159,308	2,156,884
Oil & Natural Gas Corp., Ltd.	5,168,121	10,871,712
Oil India Ltd.	480,209	1,584,141
One 97 Communications Ltd. *	240,936	2,485,138
Oracle Financial Services Software Ltd.	32,805	1,628,357
Page Industries Ltd.	7,923	3,842,834
Patanjali Foods Ltd.	125,856	1,865,426
PB Fintech Ltd. *	485,973	4,547,361
Persistent Systems Ltd.	68,305	4,431,239
Petronet LNG Ltd.	1,015,518	2,641,031
PI Industries Ltd.	106,631	4,673,352
Pidilite Industries Ltd.	211,729	6,432,209
Piramal Enterprises Ltd.	179,571	2,284,705
Polycab India Ltd.	64,542	3,994,044
Power Finance Corp., Ltd.	1,541,280	4,844,295
Power Grid Corp. of India Ltd.	4,203,888	12,418,256
Punjab National Bank	2,940,267	2,237,531
Rajesh Exports Ltd.	184,443	1,111,855
RBL Bank Ltd.	606,554	1,749,261
REC Ltd.	1,629,070	4,696,161
Relaxo Footwears Ltd.	94,673	1,080,572
Reliance Industries Ltd.	4,509,061	131,100,392
Samvardhana Motherson International Ltd.	3,190,279	3,691,781
SBI Cards & Payment Services Ltd.	390,411	3,850,761
SBI Life Insurance Co., Ltd.	564,374	8,811,628
Schaeffler India Ltd.	55,124	2,032,403
Shree Cement Ltd.	17,825	5,124,710
Shriram Transport Finance Co., Ltd.	373,367	8,696,657
Siemens Ltd.	120,293	5,699,028
Solar Industries India Ltd.	32,651	1,908,232
Sona Blw Precision Forgings Ltd.	472,116	3,396,606
SRF Ltd.	191,611	5,454,183
Star Health & Allied Insurance Co., Ltd. *	307,372	2,361,180
State Bank of India	2,410,551	16,345,260
Steel Authority of India Ltd.	1,953,165	2,139,873
Sun Pharmaceutical Industries Ltd.	1,464,238	19,660,837
See financial notes
Schwab International Equity ETFs | Annual Report81

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sun TV Network Ltd.	144,598	1,077,679
Supreme Industries Ltd.	86,633	4,664,832
Tata Communications Ltd.	155,065	3,351,122
Tata Consultancy Services Ltd.	1,372,648	55,657,851
Tata Consumer Products Ltd.	808,788	8,151,260
Tata Elxsi Ltd.	47,454	4,154,118
Tata Motors Ltd.	2,465,744	17,900,462
Tata Motors Ltd., A Shares, DVR	504,499	2,434,551
Tata Steel Ltd.	10,815,172	16,055,621
Tata Teleservices Maharashtra Ltd. *	709,531	752,073
Tech Mahindra Ltd.	810,305	11,764,588
The Tata Power Co., Ltd.	2,259,431	6,689,354
Titan Co., Ltd.	561,320	21,049,267
Torrent Pharmaceuticals Ltd.	131,655	2,930,128
Torrent Power Ltd.	292,005	2,317,028
Trent Ltd.	243,465	6,024,701
Tube Investments of India Ltd.	133,221	4,667,532
TVS Motor Co., Ltd.	309,717	5,312,080
UltraTech Cement Ltd.	152,408	15,275,456
Union Bank of India Ltd.	1,528,365	1,585,850
United Breweries Ltd.	93,325	1,709,664
United Spirits Ltd. *	393,294	4,786,584
UNO Minda Ltd.	226,169	1,645,188
UPL Ltd.	714,909	5,104,935
Vedant Fashions Ltd.	81,737	1,244,475
Vedanta Ltd.	1,860,875	5,221,655
Vodafone Idea Ltd. *	11,380,770	1,244,119
Voltas Ltd.	328,152	3,448,150
Whirlpool of India Ltd.	49,538	977,581
Wipro Ltd.	2,053,602	10,130,801
Yes Bank Ltd. *	28,416,669	5,766,659
Zee Entertainment Enterprises Ltd.	1,141,750	3,616,142
Zomato Ltd. *	7,499,366	8,841,301
Zydus Lifesciences Ltd.	344,358	2,603,288
		1,467,937,056

Indonesia 3.3%
Astra Agro Lestari Tbk PT	572,688	285,780
Avia Avian Tbk PT	24,062,686	947,972
Bank Syariah Indonesia Tbk PT	5,045,012	566,446
Dayamitra Telekomunikasi PT	28,530,330	1,404,974
Elang Mahkota Teknologi Tbk PT	38,709,777	1,448,757
GoTo Gojek Tokopedia Tbk PT *	988,753,884	6,232,460
HDFC Bank Ltd.	3,990,145	75,741,000
Indosat Tbk PT	2,683,090	1,691,245
Mayora Indah Tbk PT	4,520,640	777,681
Merdeka Copper Gold Tbk PT *	25,147,636	5,581,025
MNC Digital Entertainment Tbk PT *	2,772,642	671,769
PT Adaro Energy Indonesia Tbk	16,514,807	2,895,242
PT Astra International Tbk	26,985,679	11,428,603
PT Bank Central Asia Tbk	75,153,335	45,274,580
PT Bank Mandiri (Persero) Tbk	59,274,149	23,448,900
PT Bank Negara Indonesia (Persero) Tbk	9,974,640	6,009,017
PT Bank Rakyat Indonesia (Persero) Tbk	94,383,776	34,394,613
PT Barito Pacific Tbk	33,146,027	2,328,710
PT Bukit Asam Tbk	5,823,014	1,093,488
PT Bumi Serpong Damai Tbk *	11,601,803	864,612
PT Charoen Pokphand Indonesia Tbk *	9,856,694	3,349,205
PT Gudang Garam Tbk	624,096	985,523
PT Hanjaya Mandala Sampoerna Tbk	11,639,714	672,551
PT Indah Kiat Pulp & Paper Corp. Tbk	3,799,515	2,270,229
PT Indocement Tunggal Prakarsa Tbk	2,244,686	1,577,028
PT Indofood CBP Sukses Makmur Tbk	2,846,496	2,093,287
PT Indofood Sukses Makmur Tbk	5,804,235	2,705,848
PT Jasa Marga Persero Tbk	2,888,882	815,640
SECURITY	NUMBER OF SHARES	VALUE ($)
PT Kalbe Farma Tbk	24,363,850	2,903,505
PT Media Nusantara Citra Tbk	9,809,350	338,142
PT Perusahaan Gas Negara Tbk	14,116,450	1,274,466
PT Sarana Menara Nusantara Tbk	25,905,833	1,752,003
PT Semen Indonesia (Persero) Tbk	4,540,303	2,027,187
PT Surya Citra Media Tbk	17,413,637	169,220
PT Telkom Indonesia (Persero) Tbk	62,126,468	15,215,478
PT Tower Bersama Infrastructure Tbk	6,449,964	889,358
PT Unilever Indonesia Tbk	7,705,240	1,856,745
PT United Tractors Tbk	1,957,522	3,341,797
PT Vale Indonesia Tbk	2,675,735	1,036,562
PT XL Axiata Tbk	5,229,958	858,496
Smartfren Telecom Tbk PT *	179,135,585	646,911
Sumber Alfaria Trijaya Tbk PT	25,208,206	4,799,987
Varun Beverages Ltd.	593,556	6,449,182
		281,115,224

Kuwait 0.9%
Agility Public Warehousing Co. KSC *	2,063,592	3,849,361
Boubyan Bank KSCP	1,869,475	3,699,529
Boubyan Petrochemicals Co. KSCP	568,573	1,364,944
Burgan Bank SAK	1,402,109	877,882
Gulf Bank KSCP	2,603,650	2,128,531
Humansoft Holding Co. KSC	132,154	1,383,491
Kuwait Finance House KSCP	12,187,438	29,455,446
Mabanee Co. KPSC	809,865	2,196,422
Mobile Telecommunications Co. KSCP	2,535,768	4,195,431
National Bank of Kuwait SAKP	10,054,522	30,008,630
		79,159,667

Malaysia 1.8%
Alliance Bank Malaysia Berhad	1,564,080	1,162,947
AMMB Holdings Berhad	2,938,972	2,362,579
Astro Malaysia Holdings Berhad	2,271,200	249,636
Axiata Group Berhad	5,884,977	2,993,221
British American Tobacco Malaysia Berhad	196,000	421,569
Celcomdigi Berhad	5,339,714	5,040,506
CIMB Group Holdings Berhad	10,713,952	12,999,903
Dialog Group Berhad	5,611,300	2,479,130
Fraser & Neave Holdings Berhad	203,600	1,118,922
Gamuda Berhad	3,093,692	3,000,348
Genting Berhad	2,818,800	2,654,775
Genting Malaysia Berhad	3,876,320	2,147,014
Hartalega Holdings Berhad	2,354,700	989,583
Hong Leong Bank Berhad	857,507	3,688,759
Hong Leong Financial Group Berhad	335,400	1,317,023
IHH Healthcare Berhad	3,905,700	5,008,387
IJM Corp. Berhad	4,791,136	1,827,653
IOI Corp. Berhad	3,347,392	2,907,325
Kuala Lumpur Kepong Berhad	747,128	3,468,349
Malayan Banking Berhad	9,772,518	19,186,991
Malaysia Airports Holdings Berhad	1,447,784	2,299,605
Maxis Berhad	2,581,124	2,230,670
MISC Berhad	2,342,400	3,634,759
MR DIY Group M Berhad	3,703,700	1,237,227
Nestle Malaysia Berhad	89,171	2,507,934
Petronas Chemicals Group Berhad	3,915,800	6,008,728
Petronas Dagangan Berhad	361,400	1,729,112
Petronas Gas Berhad	736,436	2,717,195
PPB Group Berhad	880,077	2,981,640
Press Metal Aluminium Holdings Berhad	4,771,664	4,987,623
Public Bank Berhad	19,121,870	17,432,222
QL Resources Berhad	1,495,050	1,739,929
RHB Bank Berhad	2,253,962	2,725,157
See financial notes
82Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sime Darby Berhad	4,805,400	2,381,987
Sime Darby Plantation Berhad	4,880,308	4,617,360
Telekom Malaysia Berhad	1,556,734	1,711,065
Tenaga Nasional Berhad	4,327,574	9,177,442
Top Glove Corp. Berhad *	7,124,400	1,174,605
Westports Holdings Berhad	1,413,200	1,065,991
YTL Corp. Berhad	6,643,136	2,247,785
		149,632,656

Mexico 3.3%
Alfa S.A.B. de C.V., A Shares	4,946,426	3,311,968
Alpek S.A.B. de C.V.	541,195	539,853
America Movil S.A.B. de C.V.	38,024,075	36,258,048
Arca Continental S.A.B. de C.V.	593,546	5,853,737
Banco del Bajio S.A.	949,413	3,033,519
Becle S.A.B. de C.V.	741,582	2,028,454
Cemex S.A.B. de C.V., Series CPO *	20,270,546	16,197,891
Coca-Cola Femsa S.A.B. de C.V.	705,727	6,057,384
Concentradora Fibra Danhos S.A. de C.V.	374,881	467,717
El Puerto de Liverpool S.A.B. de C.V., Series C1	297,374	1,874,869
Fibra Uno Administracion S.A. de C.V.	3,901,612	5,757,930
Fomento Economico Mexicano S.A.B. de C.V.	2,431,119	27,561,372
GCC S.A.B. de C.V.	228,753	2,224,912
Gruma S.A.B. de C.V., B Shares	257,928	4,361,641
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	375,688	4,405,114
Grupo Aeroportuario del Pacifico S.A.B. de C.V., B Shares	514,347	9,572,643
Grupo Aeroportuario del Sureste S.A.B. de C.V., B Shares	265,539	7,329,250
Grupo Bimbo S.A.B. de C.V., Series A	2,954,263	14,722,390
Grupo Carso S.A.B. de C.V., Series A1	589,382	4,759,036
Grupo Comercial Chedraui SA de CV	623,524	3,536,269
Grupo Elektra S.A.B. de C.V.	82,784	5,770,178
Grupo Financiero Banorte S.A.B. de C.V., O Shares	3,883,411	33,320,494
Grupo Financiero Inbursa S.A.B. de C.V., O Shares *	2,661,088	5,822,797
Grupo Mexico S.A.B. de C.V., Series B	4,229,772	20,407,847
Grupo Televisa S.A.B., Series CPO	3,310,496	2,975,793
Industrias Penoles S.A.B. de C.V. *	167,570	2,400,890
Kimberly-Clark de Mexico S.A.B. de C.V., A Shares	1,151,485	2,624,265
Megacable Holdings S.A.B. de C.V., Series CPO	491,784	1,208,734
Operadora de Sites Mexicanos S.A. de C.V.	1,740,758	1,646,464
Orbia Advance Corp. S.A.B. de C.V.	1,345,732	3,034,178
Prologis Property Mexico SA de CV	704,369	2,499,978
Promotora y Operadora de Infraestructura S.A.B. de C.V.	297,360	2,892,908
Qualitas Controladora S.A.B. de C.V.	236,575	1,889,171
Regional SAB de C.V.	326,913	2,431,490
Sitios Latinoamerica S.A.B. de C.V. *	2,321,603	987,579
Wal-Mart de Mexico S.A.B. de C.V.	6,971,711	27,821,815
		277,588,578

Philippines 0.8%
Aboitiz Power Corp.	2,162,805	1,363,690
ACEN Corp.	11,894,042	1,052,440
Alliance Global Group, Inc.	5,074,283	1,120,250
Ayala Corp.	441,828	4,806,889
SECURITY	NUMBER OF SHARES	VALUE ($)
Ayala Land, Inc.	10,002,362	4,796,258
Bank of the Philippine Islands	2,352,363	4,570,115
BDO Unibank, Inc.	3,141,309	7,728,441
Bloomberry Resorts Corp. *	4,543,004	887,418
Converge Information and Communications Technology Solutions, Inc. *	3,194,646	438,403
DMCI Holdings, Inc.	5,645,349	963,159
Emperador, Inc.	4,320,187	1,594,700
Globe Telecom, Inc.	48,451	1,542,012
GT Capital Holdings, Inc.	130,039	1,314,859
International Container Terminal Services, Inc.	1,434,736	5,250,394
JG Summit Holdings, Inc.	3,920,688	2,530,928
Jollibee Foods Corp.	546,856	2,289,030
LT Group, Inc.	4,279,675	689,344
Manila Electric Co.	358,419	2,175,075
Megaworld Corp.	14,854,507	522,085
Metro Pacific Investments Corp.	17,622,501	1,571,770
Metropolitan Bank & Trust Co.	2,471,719	2,409,730
Monde Nissin Corp.	9,675,458	1,230,366
PLDT, Inc.	124,267	2,523,968
Puregold Price Club, Inc.	1,316,382	648,659
San Miguel Corp.	498,613	920,259
Semirara Mining & Power Corp.	1,666,983	942,131
SM Prime Holdings, Inc.	14,115,591	7,279,676
Universal Robina Corp.	1,193,671	2,354,875
		65,516,924

Qatar 1.0%
Barwa Real Estate Co.	2,661,972	1,915,303
Doha Bank QPSC	3,168,653	1,497,276
Ezdan Holding Group QSC *	2,114,700	604,200
Industries Qatar QSC	2,136,444	7,254,519
Masraf Al Rayan QSC	8,227,608	5,017,937
Mesaieed Petrochemical Holding Co.	5,899,320	2,982,074
Ooredoo QPSC	1,135,351	3,368,624
Qatar Aluminum Manufacturing Co.	3,299,860	1,210,251
Qatar Electricity & Water Co. QSC	668,611	3,289,786
Qatar Fuel QSC	810,073	3,560,760
Qatar Gas Transport Co., Ltd.	3,733,838	3,802,565
Qatar International Islamic Bank QSC	1,601,171	4,350,874
Qatar Islamic Bank SAQ	2,408,846	12,785,413
Qatar National Bank QPSC	5,958,644	25,537,046
Qatar Navigation QSC	752,533	1,979,534
The Commercial Bank PSQC	4,594,131	7,168,864
Vodafone Qatar QSC	1,975,807	1,004,188
		87,329,214

Russia 0.0%
Gazprom PJSC *(b)(c)	127,160	0
Sberbank of Russia PJSC *(b)(c)	107,550	0
		0

Saudi Arabia 4.8%
Abdullah Al Othaim Markets Co.	593,170	2,302,682
ACWA Power Co.	179,670	9,245,413
Advanced Petrochemical Co.	175,530	1,991,335
Al Rajhi Bank	2,635,769	50,738,544
Alinma Bank	1,316,791	12,954,978
Almarai Co. JSC	324,940	5,492,700
Arab National Bank	885,716	6,092,670
Arabian Centers Co., Ltd.	214,388	1,280,389
Arabian Drilling Co. *	35,127	1,738,251
See financial notes
Schwab International Equity ETFs | Annual Report83

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Arabian Internet & Communications Services Co.	33,166	3,121,485
Bank AlBilad	667,119	7,630,519
Bank Al-Jazira *	543,094	2,568,751
Banque Saudi Fransi	785,005	8,026,593
BinDawood Holding Co.	412,610	680,964
Bupa Arabia for Cooperative Insurance Co.	99,912	5,370,338
Dallah Healthcare Co.	50,286	1,877,019
Dar Al Arkan Real Estate Development Co. *	723,342	3,591,012
Dr Sulaiman Al Habib Medical Services Group Co.	110,858	7,182,353
Elm Co.	34,377	7,790,770
Emaar Economic City *	504,109	1,130,353
Etihad Etisalat Co.	496,206	5,973,285
Jarir Marketing Co.	804,060	3,164,232
Mobile Telecommunications Co.	586,550	2,111,214
Mouwasat Medical Services Co.	130,866	3,845,049
Nahdi Medical Co.	52,677	2,131,995
National Industrialization Co., Class C *	444,723	1,510,610
Power & Water Utility Co. for Jubail & Yanbu	110,724	2,098,963
Rabigh Refining & Petrochemical Co. *	597,780	1,644,805
Riyad Bank	1,994,110	16,189,367
SABIC Agri-Nutrients Co.	317,032	11,630,945
Sahara International Petrochemical Co.	475,542	4,621,467
Saudi Airlines Catering Co.	54,168	1,556,880
Saudi Arabian Mining Co. *	1,616,787	17,458,274
Saudi Arabian Oil Co.	4,151,311	38,628,172
Saudi Aramco Base Oil Co.	68,315	2,666,555
Saudi Awwal Bank	1,270,535	12,144,210
Saudi Basic Industries Corp.	1,209,929	28,517,117
Saudi Cement Co.	102,892	1,484,131
Saudi Electricity Co.	1,039,082	5,734,739
Saudi Industrial Investment Group	505,437	3,476,804
Saudi Kayan Petrochemical Co. *	997,786	3,240,247
Saudi Research & Media Group *	41,574	1,964,170
Saudi Tadawul Group Holding Co.	65,257	3,444,972
Saudi Telecom Co.	2,400,625	25,474,218
Saudia Dairy & Foodstuff Co.	21,350	1,821,551
Seera Group Holding *	205,470	1,588,693
Southern Province Cement Co.	106,557	1,328,180
The Co. for Cooperative Insurance	100,384	3,104,674
The Qassim Cement Co.	58,872	1,048,525
The Saudi Investment Bank	666,492	2,949,827
The Saudi National Bank	3,932,393	37,482,316
The Savola Group	344,593	3,482,083
United Electronics Co.	55,969	1,135,601
Yamama Cement Co.	133,135	1,171,385
Yanbu Cement Co.	101,833	988,288
Yanbu National Petrochemical Co.	375,665	4,236,767
		401,857,430

South Africa 3.5%
Absa Group Ltd.	1,109,953	10,685,679
African Rainbow Minerals Ltd.	145,738	1,377,719
Anglo American Platinum Ltd. (a)	76,675	2,676,964
AngloGold Ashanti Ltd.	560,336	9,551,014
Aspen Pharmacare Holdings Ltd.	499,580	4,543,315
AVI Ltd.	458,443	1,756,295
Bid Corp., Ltd.	444,065	9,963,144
Capitec Bank Holdings Ltd.	115,009	9,625,284
Clicks Group Ltd.	342,904	4,952,957
Dis-Chem Pharmacies Ltd.	523,384	660,622
SECURITY	NUMBER OF SHARES	VALUE ($)
Discovery Ltd. *	698,256	5,410,885
Exxaro Resources Ltd.	331,669	2,939,742
FirstRand Ltd.	6,723,204	26,061,958
Gold Fields Ltd. (a)	1,177,115	15,098,279
Growthpoint Properties Ltd.	4,457,095	2,779,947
Harmony Gold Mining Co., Ltd.	723,260	3,010,305
Impala Platinum Holdings Ltd.	1,103,304	5,678,796
Investec Ltd.	372,277	2,179,202
Kumba Iron Ore Ltd.	72,322	1,586,539
Life Healthcare Group Holdings Ltd.	1,846,679	2,093,911
Momentum Metropolitan Holdings	1,682,810	1,789,013
Mr Price Group Ltd.	353,766	2,471,411
MTN Group Ltd.	2,413,758	15,337,912
MultiChoice Group	406,791	1,681,732
Naspers Ltd., N Shares	251,962	42,807,459
Nedbank Group Ltd. (a)	636,045	7,249,267
NEPI Rockcastle N.V.	838,826	5,020,995
Netcare Ltd.	1,946,425	1,361,007
Northam Platinum Holdings Ltd. *	477,366	3,138,741
Old Mutual Ltd.	5,797,967	3,885,725
OUTsurance Group Ltd.	1,135,426	2,398,576
Pepkor Holdings Ltd.	2,822,373	2,429,611
Pick n Pay Stores Ltd.	462,624	851,463
Redefine Properties Ltd.	8,723,818	1,649,394
Reinet Investments SCA	194,427	4,152,225
Remgro Ltd.	657,659	5,489,464
Sanlam Ltd.	2,306,720	8,302,243
Santam Ltd.	57,796	911,458
Sappi Ltd.	784,218	1,661,209
Sasol Ltd.	773,460	9,977,573
Shoprite Holdings Ltd.	635,555	8,855,478
Sibanye Stillwater Ltd.	3,753,014	5,696,415
Standard Bank Group Ltd.	1,794,513	18,310,951
The Bidvest Group Ltd.	456,978	6,876,994
The Foschini Group Ltd.	436,511	2,408,130
Tiger Brands Ltd.	203,339	1,754,826
Transaction Capital Ltd.	798,492	271,997
Vodacom Group Ltd.	828,403	4,718,856
Woolworths Holdings Ltd.	1,215,359	4,761,306
		298,853,988

Switzerland 0.0%
Huaxia Eye Hospital Group Co., Ltd., A Shares	41,850	248,622

Taiwan 16.3%
Accton Technology Corp.	714,000	10,716,782
Acer, Inc.	3,865,086	4,442,000
Advanced Energy Solution Holding Co., Ltd.	40,000	786,272
Advantech Co., Ltd.	629,911	6,804,182
Airtac International Group	208,920	6,035,401
ASE Technology Holding Co., Ltd.	4,619,120	17,115,104
Asia Cement Corp.	3,294,061	4,127,079
ASMedia Technology, Inc.	52,445	1,618,810
ASPEED Technology, Inc.	40,800	3,459,093
Asustek Computer, Inc.	958,621	12,115,773
AUO Corp. *	9,395,224	5,251,283
Capital Securities Corp.	2,783,644	1,293,641
Catcher Technology Co., Ltd.	928,224	5,261,000
Cathay Financial Holding Co., Ltd.	12,281,905	17,586,073
Chailease Holding Co., Ltd.	1,899,879	10,589,186
Chang Hwa Commercial Bank Ltd.	9,552,022	5,188,953
Cheng Shin Rubber Industry Co., Ltd.	2,468,277	3,073,091
Chicony Electronics Co., Ltd.	860,984	2,798,168
China Airlines Ltd.	3,929,872	2,788,850
See financial notes
84Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
China Development Financial Holding Corp. *	21,098,308	7,850,626
China Motor Corp.	360,600	1,016,811
China Steel Corp.	16,364,956	13,617,551
Chunghwa Telecom Co., Ltd.	5,105,310	18,595,951
Compal Electronics, Inc.	5,543,535	5,552,848
CTBC Financial Holding Co., Ltd.	24,499,792	18,348,014
Delta Electronics, Inc.	2,906,148	31,574,183
E Ink Holdings, Inc.	1,207,000	6,916,851
E.Sun Financial Holding Co., Ltd.	20,278,674	15,568,856
Eclat Textile Co., Ltd.	263,510	4,211,659
eMemory Technology, Inc.	94,000	5,357,261
ENNOSTAR, Inc. *	998,914	1,425,608
Eternal Materials Co., Ltd.	1,308,352	1,193,463
Eva Airways Corp.	3,381,374	3,344,584
Evergreen Marine Corp., Ltd.	1,352,088	4,521,607
Far Eastern International Bank	3,055,873	1,108,295
Far Eastern New Century Corp.	5,223,799	4,617,460
Far EasTone Telecommunications Co., Ltd.	2,149,509	4,765,212
Feng TAY Enterprise Co., Ltd.	663,694	3,501,188
First Financial Holding Co., Ltd.	14,680,454	12,123,654
Formosa Chemicals & Fibre Corp.	4,528,008	8,815,301
Formosa Petrochemical Corp.	1,836,660	4,573,411
Formosa Plastics Corp.	4,993,560	12,465,672
Formosa Sumco Technology Corp.	81,000	366,257
Formosa Taffeta Co., Ltd.	1,394,132	1,116,304
Foxconn Technology Co., Ltd.	1,544,355	2,701,100
Fubon Financial Holding Co., Ltd.	9,906,393	19,783,857
Genius Electronic Optical Co., Ltd.	123,000	1,479,252
Giant Manufacturing Co., Ltd.	420,096	2,585,490
Globalwafers Co., Ltd.	293,451	4,229,476
Hiwin Technologies Corp.	379,445	2,442,536
Hon Hai Precision Industry Co., Ltd.	16,012,092	53,547,102
Hotai Motor Co., Ltd.	438,600	9,351,401
HTC Corp. *	989,778	1,641,005
Hua Nan Financial Holdings Co., Ltd., Class C	13,728,415	8,837,157
Innolux Corp. *	10,406,661	4,721,908
Inventec Corp.	4,084,043	7,232,821
Largan Precision Co., Ltd.	137,456	8,848,219
Lite-On Technology Corp., ADR	2,895,866	12,457,684
MediaTek, Inc.	2,000,713	44,290,665
Mega Financial Holding Co., Ltd.	15,080,004	16,999,424
Micro-Star International Co., Ltd.	928,095	4,648,271
momo.com, Inc.	89,188	1,456,291
Nan Ya Plastics Corp.	7,554,816	15,680,635
Nan Ya Printed Circuit Board Corp.	292,000	2,214,309
Nanya Technology Corp.	1,085,000	2,269,041
Nien Made Enterprise Co., Ltd.	202,752	1,903,595
Novatek Microelectronics Corp.	767,608	9,629,297
Oneness Biotech Co., Ltd.	466,478	2,907,569
Parade Technologies Ltd.	93,100	2,625,212
Pegatron Corp.	2,777,657	6,803,173
Pou Chen Corp.	3,472,792	3,118,768
Powerchip Semiconductor Manufacturing Corp.	4,050,000	3,541,755
Powertech Technology, Inc.	950,000	2,974,110
President Chain Store Corp.	758,400	6,370,308
Quanta Computer, Inc.	3,560,057	28,338,262
Realtek Semiconductor Corp.	633,336	8,312,827
Ruentex Development Co., Ltd.	3,241,500	3,750,782
Shin Kong Financial Holding Co., Ltd. *	18,037,672	5,363,753
Silergy Corp.	437,000	3,938,235
Sino-American Silicon Products, Inc.	707,000	3,474,338
SinoPac Financial Holdings Co., Ltd.	15,449,325	8,295,526
Synnex Technology International Corp.	1,855,956	3,560,797
Taishin Financial Holding Co., Ltd.	15,962,726	8,922,064
SECURITY	NUMBER OF SHARES	VALUE ($)
Taiwan Business Bank	7,419,954	3,110,432
Taiwan Cement Corp.	8,408,872	9,228,332
Taiwan Cooperative Financial Holding Co., Ltd.	14,261,408	11,755,199
Taiwan Fertilizer Co., Ltd.	977,508	1,829,384
Taiwan Glass Industry Corp. *	2,292,311	1,418,006
Taiwan High Speed Rail Corp.	2,848,000	2,660,512
Taiwan Mobile Co., Ltd.	2,337,524	6,840,853
Taiwan Secom Co., Ltd.	387,000	1,282,040
Taiwan Semiconductor Manufacturing Co., Ltd.	32,311,500	557,016,108
Teco Electric & Machinery Co., Ltd.	2,646,000	4,145,994
The Shanghai Commercial & Savings Bank Ltd.	5,127,151	6,858,419
Transcend Information, Inc.	454,000	1,032,126
U-Ming Marine Transport Corp.	572,000	816,335
Unimicron Technology Corp.	1,765,348	10,282,827
Uni-President Enterprises Corp.	6,402,676	14,214,095
United Microelectronics Corp.	15,603,850	22,293,664
Vanguard International Semiconductor Corp.	1,198,000	2,569,306
Voltronic Power Technology Corp.	89,000	4,052,251
Walsin Lihwa Corp.	3,389,814	4,044,807
Walsin Technology Corp.	660,000	2,043,427
Wan Hai Lines Ltd.	1,280,910	1,822,028
Win Semiconductors Corp.	557,000	2,378,660
Winbond Electronics Corp. *	3,987,000	3,298,870
Wistron Corp.	3,844,080	14,122,662
Wiwynn Corp.	117,000	5,731,242
Yageo Corp.	535,167	8,150,220
Yang Ming Marine Transport Corp.	2,419,000	3,209,230
Yuanta Financial Holding Co., Ltd.	16,231,473	12,436,153
Yulon Motor Co., Ltd.	816,408	2,138,019
Yulon Nissan Motor Co., Ltd.	29,000	169,375
Zhen Ding Technology Holding Ltd.	827,000	2,511,136
		1,378,309,095

Thailand 2.5%
Advanced Info Service PCL NVDR	1,484,800	9,158,758
Airports of Thailand PCL NVDR *	5,891,100	12,196,894
Asset World Corp. PCL NVDR	9,738,600	1,212,545
B Grimm Power PCL NVDR	982,200	953,660
Bangkok Bank PCL NVDR	885,600	4,286,691
Bangkok Dusit Medical Services PCL NVDR	14,438,200	11,544,788
Bangkok Expressway & Metro PCL NVDR	10,746,290	2,654,541
Bangkok Life Assurance PCL NVDR	734,300	513,753
Banpu PCL NVDR	10,868,933	2,669,317
Berli Jucker PCL NVDR	1,416,750	1,365,469
BTS Group Holdings PCL NVDR	10,551,200	2,214,645
Bumrungrad Hospital PCL NVDR	769,300	5,689,975
Carabao Group PCL NVDR	453,200	1,113,021
Central Pattana PCL NVDR	3,655,200	7,176,269
Central Retail Corp. PCL NVDR	3,593,200	4,232,726
Charoen Pokphand Foods PCL NVDR	6,260,000	3,700,493
CP ALL PCL NVDR	8,019,300	14,942,795
CP Axtra PCL NVDR	2,140,703	2,216,049
Delta Electronics Thailand PCL NVDR	3,758,010	11,644,009
Digital Telecommunications Infrastructure Fund, Class F	7,565,800	2,074,154
Electricity Generating PCL NVDR	349,700	1,333,189
Energy Absolute PCL NVDR	2,257,151	4,076,956
Global Power Synergy PCL NVDR	935,568	1,409,330
Gulf Energy Development PCL NVDR	4,061,959	5,567,903
Home Product Center PCL NVDR	7,674,919	3,002,681
See financial notes
Schwab International Equity ETFs | Annual Report85

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Indorama Ventures PCL NVDR	2,435,400	2,016,894
Intouch Holdings PCL NVDR	1,109,009	2,304,002
IRPC PCL NVDR	15,685,300	1,048,150
Kasikornbank PCL NVDR	2,199,069	8,195,288
Krung Thai Bank PCL NVDR	8,188,600	4,513,171
Krungthai Card PCL NVDR	1,748,100	2,421,157
Land & Houses PCL NVDR	11,142,500	2,641,044
Minor International PCL NVDR	4,962,780	4,712,285
Muangthai Capital PCL NVDR	946,715	1,101,696
Osotspa PCL NVDR	1,844,463	1,580,178
PTT Exploration & Production PCL NVDR	1,851,304	8,379,573
PTT Global Chemical PCL NVDR	2,681,914	2,852,896
PTT Oil & Retail Business PCL NVDR	3,676,500	2,141,803
PTT PCL NVDR	19,106,900	18,960,942
Ratch Group PCL NVDR	1,588,450	1,610,337
SCB X PCL NVDR	2,310,300	7,785,119
SCG Packaging PCL NVDR	1,854,600	2,171,446
Siam City Cement PCL NVDR	106,100	419,643
Sri Trang Gloves Thailand PCL NVDR	1,166,200	241,449
Srisawad Corp. PCL NVDR	824,700	1,201,105
Thai Life Insurance PCL NVDR	3,413,900	1,150,397
Thai Oil PCL NVDR	1,609,726	2,367,413
Thai Union Group PCL NVDR	3,728,800	1,522,720
The Siam Cement PCL NVDR	999,500	8,933,919
TMBThanachart Bank PCL NVDR	58,593,718	2,861,291
True Corp. PCL NVDR	14,194,770	2,796,999
		212,881,528

Turkey 1.3%
AG Anadolu Grubu Holding A/S	179,371	1,394,189
Ahlatci Dogal Gaz Dagitim Enerji VE Yatirim A/S *	1,233,881	648,009
Akbank T.A.S.	4,155,343	4,486,188
Akcansa Cimento A/S	78,766	409,822
Aksa Akrilik Kimya Sanayii A/S	158,373	476,767
Aksa Enerji Uretim A/S	284,811	426,935
Alarko Holding A/S	179,838	866,891
Alfa Solar Enerji Sanayi VE Ticaret A/S	137,592	745,832
Anadolu Efes Biracilik Ve Malt Sanayii A/S	271,231	1,097,844
Anadolu Isuzu Otomotiv Sanayi Ve Ticaret A/S, Class C	20,487	182,832
Arcelik A/S	145,215	886,841
Aselsan Elektronik Sanayi Ve Ticaret A/S	1,595,286	2,305,179
Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret A/S	302,882	1,636,122
Aygaz A/S	73,206	331,737
Bera Holding A/S	966,125	488,906
BIM Birlesik Magazalar A/S	598,659	5,663,754
Borusan Mannesmann Boru Sanayi ve Ticaret A/S *	55,770	1,589,989
Borusan Yatirim ve Pazarlama A/S	6,741	505,015
Can2 Termik A/S *	255,196	178,826
Cimsa Cimento Sanayi VE Ticaret A/S	73,767	592,459
Coca-Cola Icecek A/S	92,803	1,368,500
Dogan Sirketler Grubu Holding A/S	1,369,810	727,618
Dogus Otomotiv Servis ve Ticaret A/S	82,407	882,262
EGE Endustri VE Ticaret A/S	1,579	425,877
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	229,438	432,065
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,515,414	810,555
Enerjisa Enerji A/S	284,249	546,478
Enka Insaat ve Sanayi A/S	2,464,665	3,032,575
SECURITY	NUMBER OF SHARES	VALUE ($)
Eregli Demir ve Celik Fabrikalari T.A.S. *	2,279,900	3,679,306
Europen Endustri Insaat Sanayi VE Ticaret A/S *	326,311	257,058
Ford Otomotiv Sanayi A/S	84,201	2,724,939
GEN Ilac VE Saglik Urunleri Sanayi VE Ticaret A/S	144,006	351,135
Girisim Elektrik Taahhut Ticaret Ve Sanayi A/S *	166,680	580,245
Gubre Fabrikalari TAS *	111,083	1,488,466
Haci Omer Sabanci Holding A/S	1,392,262	3,123,215
Hektas Ticaret TAS *	1,583,670	1,524,408
Investco Holding A/S *	55,027	648,164
Is Gayrimenkul Yatirim Ortakligi A/S *	605,590	432,766
Is Yatirim Menkul Degerler A/S, Class A	705,724	1,125,662
Iskenderun Demir ve Celik A/S *	181,040	273,690
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class D	1,380,068	1,294,256
Karsan Otomotiv Sanayii Ve Ticaret A/S *	498,748	218,900
Kiler Holding A/S *	432,355	362,005
Kimteks Poliuretan Sanayi VE Ticaret A/S	80,117	263,274
KOC Holding A/S	1,122,430	5,970,563
Kontrolmatik Enerji Ve Muhendislik A/S	116,614	1,202,993
Konya Cimento Sanayii A/S *	1,163	256,006
Kordsa Teknik Tekstil A/S	71,945	220,902
Koza Altin Isletmeleri A/S	1,315,418	1,404,360
Koza Anadolu Metal Madencilik Isletmeleri A/S *	256,443	630,584
Margun Enerji Uretim Sanayi VE Ticaret A/S	160,454	312,390
Mavi Giyim Sanayi Ve Ticaret A/S, Class B	167,121	675,191
Migros Ticaret A/S	127,314	1,656,762
MLP Saglik Hizmetleri A/S *	117,200	558,356
Nuh Cimento Sanayi A/S	76,624	546,133
ODAS Elektrik Uretim ve Sanayi Ticaret A/S *	1,652,553	815,814
Otokar Otomotiv Ve Savunma Sanayi A.S. *	49,220	662,851
Oyak Cimento Fabrikalari A/S *	402,764	957,899
Oyak Yatirim Menkul Degerler A/S *	155,877	376,572
Pegasus Hava Tasimaciligi A/S *	56,481	1,853,705
Penta Teknoloji Urunleri Dagitim Ticaret A/S *	279,351	241,861
Petkim Petrokimya Holding A/S *	1,736,792	1,331,706
Qua Granite Hayal *	1,066,434	278,034
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A/S	496,965	702,452
Sasa Polyester Sanayi *	1,056,713	2,091,025
Selcuk Ecza Deposu Ticaret Ve Sanayi A/S	203,017	450,090
Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret A/S *	211,136	600,359
Sok Marketler Ticaret A/S	354,639	826,813
TAV Havalimanlari Holding AS *	226,189	1,041,108
Tekfen Holding AS	239,164	427,951
Tofas Turk Otomobil Fabrikasi A/S	169,574	1,716,888
Tukas Gida Sanayi ve Ticaret A/S *	508,657	208,939
Turk Hava Yollari AO *	754,440	6,933,788
Turk Telekomunikasyon A/S *	698,418	672,806
Turk Traktor ve Ziraat Makineleri A/S	35,124	1,199,280
Turkcell Iletisim Hizmetleri A/S *	1,629,850	3,411,627
Turkiye Garanti Bankasi A/S	782,035	1,472,684
Turkiye Halk Bankasi A/S *	849,417	425,066
See financial notes
86Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Turkiye Is Bankasi A/S, Class C	4,278,989	3,380,487
Turkiye Petrol Rafinerileri A/S	1,203,335	6,369,324
Turkiye Sinai Kalkinma Bankasi A/S *	1,708,862	455,781
Turkiye Sise ve Cam Fabrikalari A/S	1,895,316	3,643,806
Turkiye Vakiflar Bankasi T.A.O., Class D *	996,537	507,660
Ulker Biskuvi Sanayi A/S *	235,806	539,591
Vestel Beyaz Esya Sanayi ve Ticaret A/S	512,043	348,244
Vestel Elektronik Sanayi ve Ticaret A/S *	191,832	495,096
Yapi ve Kredi Bankasi A/S	4,047,293	2,414,024
Ziraat Gayrimenkul Yatirim Ortakligi A/S *	1,237,927	254,017
Zorlu Enerji Elektrik Uretim A/S *	1,206,803	219,562
		112,248,706

United Arab Emirates 1.8%
Abu Dhabi Commercial Bank PJSC	3,967,903	9,322,771
Abu Dhabi Islamic Bank PJSC	1,973,679	5,599,089
Abu Dhabi National Oil Co. for Distribution PJSC	3,796,940	3,938,509
Abu Dhabi Ports Co. PJSC *	1,176,599	2,050,131
ADNOC Drilling Co. PJSC	2,093,094	2,336,392
Air Arabia PJSC	3,183,355	2,556,703
AL Seer Marine Supplies & Equipment Co. LLC *	343,111	747,305
Aldar Properties PJSC	4,925,782	7,053,978
Alpha Dhabi Holding PJSC *	1,854,699	10,149,453
Americana Restaurants International plc	3,926,133	4,713,861
Apex Investment Co. PSC *	709,881	446,448
Aramex PJSC	1,031,651	713,411
Borouge plc	3,062,545	2,276,241
Dana Gas PJSC	4,798,059	1,207,010
Dubai Electricity & Water Authority PJSC	11,658,258	8,093,698
Dubai Financial Market PJSC	2,223,271	974,522
Dubai Investments PJSC	2,786,797	1,881,612
Dubai Islamic Bank PJSC	4,041,639	6,205,972
Emaar Development PJSC	1,156,910	2,063,070
Emaar Properties PJSC	8,931,576	17,167,457
Emirates Central Cooling Systems Corp.	2,821,791	1,421,248
Emirates Telecommunications Group Co. PJSC	4,658,516	25,163,000
Fertiglobe plc	1,561,216	1,436,656
First Abu Dhabi Bank PJSC	5,963,319	22,209,936
Ghitha Holding PJSC *	55,878	649,594
Multiply Group *	6,301,942	6,536,910
National Marine Dredging Co. *	277,086	1,636,995
Q Holding PJSC *	2,791,062	2,819,139
Salik Co. PJSC	2,502,421	2,282,329
		153,653,440
Total Common Stocks (Cost $7,138,524,653)		8,272,036,584

PREFERRED STOCKS 1.9% OF NET ASSETS

Brazil 1.7%
Alpargatas S.A. *	308,128	523,406
Banco Bradesco S.A.	6,995,947	21,125,119
Bradespar S.A.	417,107	1,895,577
Braskem S.A., A Shares *	258,751	1,162,327
SECURITY	NUMBER OF SHARES	VALUE ($)
Centrais Eletricas Brasileiras S.A., B Shares	370,380	2,898,135
Cia Energetica de Minas Gerais	1,821,449	4,536,193
Cia Paranaense de Energia, B Shares	1,598,217	2,795,536
CTEEP-Cia de Transmissao de Energia Eletrica Paulista	327,604	1,648,955
Gerdau S.A.	1,436,676	7,501,202
Itau Unibanco Holding S.A.	6,497,934	36,000,834
Itausa S.A.	7,054,470	13,165,817
Metalurgica Gerdau S.A.	861,971	2,057,887
Petroleo Brasileiro S.A.	7,471,986	48,203,927
Unipar Carbocloro S.A., B Shares	65,255	1,018,837
Usinas Siderurgicas de Minas Gerais S.A. Usiminas, A Shares	519,653	722,127
		145,255,879

Chile 0.2%
Embotelladora Andina S.A., B Shares	503,016	1,262,457
Sociedad Quimica y Minera de Chile S.A., B Shares	181,469	11,184,922
		12,447,379

Colombia 0.0%
Grupo Aval Acciones y Valores S.A.	5,978,256	744,454
Grupo de Inversiones Suramericana S.A.	123,387	376,593
		1,121,047
Total Preferred Stocks (Cost $152,110,897)		158,824,305

RIGHTS 0.0% OF NET ASSETS

Brazil 0.0%
Itausa S.A.
expires 09/22/23, strike BRL 6.50 *	98,429	55,070
Total Rights (Cost $0)		55,070

SHORT-TERM INVESTMENTS 1.1% OF NET ASSETS

Money Market Funds 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (d)	58,105,210	58,105,210
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (d)(e)	38,275,854	38,275,854
		96,381,064
Total Short-Term Investments (Cost $96,381,064)		96,381,064
Total Investments in Securities (Cost $7,387,016,614)		8,527,297,023

See financial notes
Schwab International Equity ETFs | Annual Report87

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI Emerging Markets Index, expires 09/15/23	653	31,974,145	(577,303)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $33,692,009.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)
Trading in Russian securities listed on the Moscow Exchange, Russian ADRs, and Russian GDRs are subject to trade restrictions; and therefore, the ability of the fund to buy these securities is currently not permitted, and the ability of the fund to sell these securities is uncertain.

(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
DVR —	Differential Voting Rights
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
REIT —	Real Estate Investment Trust
BRL —	Brazilian Real

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$5,463,848,187	$—	$—	$5,463,848,187
China	2,755,602,196	—	575,216	2,756,177,412
Greece	52,010,985	—	0 *	52,010,985
Hong Kong	—	—	0 *	0
Russia	—	—	0 *	0
Preferred Stocks[1]	158,824,305	—	—	158,824,305
Rights[1]	55,070	—	—	55,070
Short-Term Investments[1]	96,381,064	—	—	96,381,064
Liabilities
Futures Contracts[2]	(577,303)	—	—	(577,303)
Total	$8,526,144,504	$—	$575,216	$8,526,719,720

*	Level 3 amount shown includes securities determined to have no value at August 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
88Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $7,387,016,614) including securities on loan of $33,692,009		$8,527,297,023
Cash		37,637
Foreign currency, at value (cost $17,892,553)		17,812,136
Deposit with broker for futures contracts		2,387,544
Receivables:
Dividends		16,194,297
Investments sold		1,575,571
Income from securities on loan		57,521
Foreign tax reclaims	+	1,191
Total assets		8,565,362,920

Liabilities
Collateral held for securities on loan		38,275,854
Payables:
Foreign capital gains tax		62,841,025
Management fees		803,256
Variation margin on futures contracts	+	427,741
Total liabilities		102,347,876
Net assets		$8,463,015,044

Net Assets by Source
Capital received from investors		$8,979,902,963
Total distributable loss	+	(516,887,919)
Net assets		$8,463,015,044

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$8,463,015,044		343,700,000		$24.62

See financial notes
Schwab International Equity ETFs | Annual Report89

Schwab Emerging Markets Equity ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $31,801,120)		$269,114,533
Securities on loan, net	+	864,165
Total investment income		269,978,698

Expenses
Management fees		9,281,255
Proxy fees[1]	+	47,656
Total expenses	–	9,328,911
Net investment income		260,649,787

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated (net of foreign capital gains tax paid of $5,556,668)		(410,931,864)
Net realized gains on sales of in-kind redemptions - unaffiliated		14,609,175
Net realized losses on futures contracts		(908,484)
Net realized losses on foreign currency transactions	+	(1,221,559)
Net realized losses		(398,452,732)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of ($6,789,011))		198,025,465
Net change in unrealized appreciation (depreciation) on futures contracts		432,354
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	238,437
Net change in unrealized appreciation (depreciation)	+	198,696,256
Net realized and unrealized losses		(199,756,476)
Increase in net assets resulting from operations		$60,893,311

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
90Schwab International Equity ETFs | Annual Report

Schwab Emerging Markets Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$260,649,787	$299,864,744
Net realized losses		(398,452,732)	(472,482,794)
Net change in unrealized appreciation (depreciation)	+	198,696,256	(1,641,851,360)
Increase (decrease) in net assets resulting from operations		$60,893,311	($1,814,469,410 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($256,923,230 )	($221,827,290 )

TRANSACTIONS IN FUND SHARES
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		12,300,000	$295,692,868	38,900,000	$1,088,558,847
Shares redeemed	+	(7,900,000)	(194,051,552)	—	—
Net transactions in fund shares		4,400,000	$101,641,316	38,900,000	$1,088,558,847

SHARES OUTSTANDING AND NET ASSETS
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		339,300,000	$8,557,403,647	300,400,000	$9,505,141,500
Total increase (decrease)	+	4,400,000	(94,388,603)	38,900,000	(947,737,853)
End of period		343,700,000	$8,463,015,044	339,300,000	$8,557,403,647
See financial notes
Schwab International Equity ETFs | Annual Report91

Schwab International Equity ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab International Dividend Equity ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab International Equity ETF	Schwab Long-Term U.S. Treasury ETF
Schwab International Small-Cap Equity ETF	Schwab U.S. Aggregate Bond ETF
Schwab Emerging Markets Equity ETF	Schwab 1-5 Year Corporate Bond ETF
Schwab U.S. Broad Market ETF	Schwab 5-10 Year Corporate Bond ETF
Schwab 1000 Index® ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Large-Cap ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Large-Cap Value ETF	Schwab Fundamental International Large Company Index ETF
Schwab U.S. Mid-Cap ETF	Schwab Fundamental International Small Company Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Ariel ESG ETF
Schwab U.S. REIT ETF	Schwab Crypto Thematic ETF
Schwab U.S. TIPS ETF	Schwab Municipal Bond ETF
Schwab Short-Term U.S. Treasury ETF	Schwab High Yield Bond ETF
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). A chart showing the frequency at which each fund’s daily closing market price was at a discount or premium to each fund’s NAV can be found at www.schwabassetmanagement.com
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the Board) has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts.  Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all.  When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information.  Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
The levels associated with valuing the funds’ investments as of August 31, 2023, are disclosed in each fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agent start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of August 31, 2023, Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF had securities on loan, all of which were classified as common stocks and warrants. The value of the securities on loan and the related collateral as of August 31, 2023, are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code, as amended, definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked to- market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: The Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The funds may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in each fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in each fund’s Statement of Operations, if any. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments, if any.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
Schwab International Equity ETF and Schwab International Small-Cap Equity ETF filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union.  These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. The professional fees are non-contingent and non-routine fees which are subject to repayment to the investment adviser (see financial note 4 for additional information).
For U.S. income tax purposes, European Union reclaims received reduce the amounts of foreign taxes that the fund passes through to its shareholders. If European Union reclaims received exceed foreign withholding taxes paid, the Schwab International Equity ETF and Schwab International Small-Cap Equity ETF will seek to enter into a closing agreement with the Internal Revenue Service (IRS) to address any prior years’ U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by fund shareholders on their tax returns in prior years. During the period ended August 31, 2023, the Schwab International Equity ETF and Schwab International Small-Cap Equity ETF did not incur any compliance fees.
(e)  Expenses:
Pursuant to the Amended and Restated Advisory Agreement (Advisory Agreement) between the investment adviser and the trust, the investment adviser will pay the operating expenses of the funds, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. The Advisory Agreement excludes paying acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in underlying funds.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, semiannually, and from net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest.  These foreign taxes, if any, are paid by the funds and are disclosed in each fund’s Statement of Operations. Foreign taxes accrued as of August 31, 2023, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
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Financial Notes (continued)

3. Risk Factors (continued):
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Certain funds invest in large-cap company stocks. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Certain funds invest in mid-cap company stocks. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Certain funds invest in small-cap company stocks. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. Each fund uses statistical sampling techniques, and as a result, a fund may not fully replicate its respective index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because a fund utilizes a sampling approach, it may not track the return of its respective index as well as it would if a fund purchased all of the securities in its index.
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Financial Notes (continued)

3. Risk Factors (continued):
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, liquidity risk and leverage risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and cause the fund to lose more than the initial amount invested. A fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that a fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk.  A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption, or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
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Financial Notes (continued)

 4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to the Advisory Agreement between the investment adviser and the trust.
For its advisory services to the funds, the investment adviser is entitled to receive an annual management fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB INTERNATIONAL DIVIDEND EQUITY ETF	SCHWAB INTERNATIONAL EQUITY ETF	SCHWAB INTERNATIONAL SMALL-CAP EQUITY ETF	SCHWAB EMERGING MARKETS EQUITY ETF
0.14%	0.06%	0.11%	0.11%
Investment from Affiliates
Certain funds in the Fund Complex may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of August 31, 2023, as applicable:
UNDERLYING FUNDS
	SCHWAB INTERNATIONAL DIVIDEND EQUITY ETF	SCHWAB INTERNATIONAL EQUITY ETF	SCHWAB INTERNATIONAL SMALL-CAP EQUITY ETF	SCHWAB EMERGING MARKETS EQUITY ETF
Schwab International Opportunities Fund	— %	— %	— %	0.4%
Schwab Monthly Income Fund - Flexible Payout	1.7%	— %	— %	— %
Schwab Monthly Income Fund - Income Payout	0.9%	— %	— %	— %
Schwab Monthly Income Fund - Target Payout	1.0%	— %	— %	— %
Schwab Target 2010 Index Fund	— %	0.0%*	— %	— %
Schwab Target 2015 Index Fund	— %	0.0%*	— %	— %
Schwab Target 2020 Index Fund	— %	0.1%	— %	— %
Schwab Target 2025 Index Fund	— %	0.2%	— %	0.1%
Schwab Target 2030 Index Fund	— %	0.4%	— %	0.2%
Schwab Target 2035 Index Fund	— %	0.3%	— %	0.2%
Schwab Target 2040 Index Fund	— %	0.5%	— %	0.4%
Schwab Target 2045 Index Fund	— %	0.3%	— %	0.3%
Schwab Target 2050 Index Fund	— %	0.4%	— %	0.4%
Schwab Target 2055 Index Fund	— %	0.3%	— %	0.3%
Schwab Target 2060 Index Fund	— %	0.4%	— %	0.4%
Schwab Target 2065 Index Fund	— %	— %	— %	0.1%
Schwab VIT Balanced Portfolio	— %	0.0%*	0.0%*	0.0%*
Schwab VIT Balanced with Growth Portfolio	— %	0.1%	0.1%	0.1%
Schwab VIT Growth Portfolio	— %	0.1%	0.2%	0.1%

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2(d) are non-contingent and non-routine fees. The investment adviser agreed to pay these professional fees, on behalf of the funds, subject to reimbursement by the funds to the extent the funds are able to successfully recover taxes withheld in the future.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
For the period ended August 31, 2023, the professional fees incurred by the Schwab International Equity ETF and Schwab International Small-Cap Equity ETF and paid by the investment adviser were $117,319 and $2,773, respectively, as shown as Professional fees in each fund’s Statement of Operations.
During the period ended August 31, 2023, Schwab International Equity ETF and Schwab International Small-Cap Equity ETF recovered previously withheld foreign taxes from Sweden. The payments received by Schwab International Equity ETF and Schwab International Small-Cap Equity ETF amounted to $5,956,981 and $1,207,193, respectively, and are recorded as Dividends received from securities — unaffiliated in the fund’s Statement of Operations. The investment adviser had paid upfront professional fees associated with recovering these foreign taxes in the amount of $25,647 and $10,892, respectively, and are recorded as Dividends received from securities — unaffiliated for Schwab International Equity ETF and Schwab International Small-Cap Equity ETF. Those amounts have been reimbursed to the investment adviser. During the period ended August 31, 2023, Schwab Emerging Markets Equity ETF did not recover any previously withheld foreign taxes and made no reimbursements to the investment adviser.
As of August 31, 2023, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the Schwab International Equity ETF and Schwab International Small-Cap Equity ETF to the investment adviser was $97,915 and $2,773 respectively. Schwab International Dividend Equity ETF and Schwab Emerging Markets ETF had no balance of professional fees related to foreign withholding tax subject to future reimbursement by the funds to the investment adviser.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2023, each fund’s total purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab International Dividend Equity ETF	$26,283,095	$38,557,688	($9,784,500 )
Schwab International Equity ETF	239,180,903	222,603,257	(190,879,387)
Schwab International Small-Cap Equity ETF	113,751,386	152,902,735	17,518,947
Schwab Emerging Markets Equity ETF	21,174,335	84,701,909	(51,715,108)

Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares. The transfer agent is also responsible for the order-taking function for the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.
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Financial Notes (continued)

 6. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates.  Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds did not pay any interested trustees or non-interested trustees (independent trustees). The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 29, 2022. On September 29, 2022, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount increasing to $1 billion, maturing on September 28, 2023. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on September 29, 2022. On September 29, 2022, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 28, 2023. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows. There were no borrowings by any of the funds from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at August 31, 2023 are presented in each fund’s Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in each fund’s Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts.  During the period ended August 31, 2023, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab International Dividend Equity ETF	$3,690,533	42
Schwab International Equity ETF	143,370,353	1,428
Schwab International Small-Cap Equity ETF	16,002,422	159
Schwab Emerging Markets Equity ETF	33,259,559	675

9. Purchases and Sales of Investment Securities:
For the period ended August 31, 2023, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab International Dividend Equity ETF	$293,749,916	$250,316,055
Schwab International Equity ETF	1,831,737,633	1,615,190,145
Schwab International Small-Cap Equity ETF	583,727,710	529,171,258
Schwab Emerging Markets Equity ETF	1,112,126,320	1,060,608,683
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Financial Notes (continued)

 10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. Variable charges paid to the fund generally have no effect on net asset value per share. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, the investment adviser may cover the cost of any transaction fees when believed to be in the best interests of a fund.
The in-kind transactions for the period ended August 31, 2023, were as follows:
	IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
Schwab International Dividend Equity ETF	$268,186,545	$43,050,094
Schwab International Equity ETF	2,018,423,987	109,139,757
Schwab International Small-Cap Equity ETF	254,470,117	129,383,065
Schwab Emerging Markets Equity ETF	48,465,694	30,471,540
For the period ended August 31, 2023, the funds may realize net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized gains or losses on sales of in-kind redemptions for the period ended August 31, 2023 are disclosed in the funds’ Statements of Operations, if any.

11. Federal Income Taxes:
As of August 31, 2023, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab International Dividend Equity ETF	$750,133,405	$32,473,467	($34,026,587 )	($1,553,120 )
Schwab International Equity ETF	28,132,078,721	5,488,323,881	(2,008,175,387)	3,480,148,494
Schwab International Small-Cap Equity ETF	3,925,511,664	637,895,775	(731,046,715)	(93,150,940)
Schwab Emerging Markets Equity ETF	7,914,729,505	2,111,532,304	(1,499,542,089)	611,990,215

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab International Dividend Equity ETF	$15,933,243	($1,553,120 )	($342,866 )	($35,671,059 )	($21,633,802 )
Schwab International Equity ETF	464,267,471	3,480,148,494	1,610,837	(1,692,595,298)	2,253,431,504
Schwab International Small-Cap Equity ETF	77,447,074	(93,150,940)	(40,392)	(256,516,983)	(272,261,241)
Schwab Emerging Markets Equity ETF	233,220,143	611,990,215	(62,937,392)	(1,299,160,885)	(516,887,919)
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts, the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
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Financial Notes (continued)

11. Federal Income Taxes (continued):
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2023, the funds had capital loss carryforwards available as follows:

Schwab International Dividend Equity ETF	$35,671,059
Schwab International Equity ETF	1,692,595,298
Schwab International Small-Cap Equity ETF	256,516,983
Schwab Emerging Markets Equity ETF	1,299,160,885
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS	PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	ORDINARY INCOME
Schwab International Dividend Equity ETF	$22,397,950	$6,562,600
Schwab International Equity ETF	892,762,840	883,078,400
Schwab International Small-Cap Equity ETF	78,014,800	93,611,110
Schwab Emerging Markets Equity ETF	256,923,230	221,827,290
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations.
As of August 31, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in each fund’s Statement of Operations. During the fiscal year ended August 31, 2023, the funds did not incur any interest or penalties.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab International Dividend Equity ETF, and Schwab Emerging Markets Equity ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab International Dividend Equity ETF, and Schwab Emerging Markets Equity ETF, (the “Funds”) four of the funds constituting Schwab Strategic Trust, as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended except for Schwab International Dividend Equity ETF, the financial highlights for the years ended August 31, 2023 and August 31, 2022 and for the period from April 29, 2021 (commencement of operations) through August 31, 2021; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the four years in the period then ended (excluding Schwab International Dividend Equity ETF) in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Schwab International Dividend Equity ETF as of August 31, 2023, and the results of its operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period from April 29, 2021 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America. For each of the Funds (excluding Schwab International Dividend Equity ETF), the financial highlights for the year in the period ended August 31, 2019 were audited by other auditors, whose report, dated October 17, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
October 17, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the fiscal year ended August 31, 2023. The foreign tax credit and the foreign source income amounts are as follows:
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab International Dividend Equity ETF	$2,842,977	$33,230,130
Schwab International Equity ETF	70,785,313	1,022,842,270
Schwab International Small-Cap Equity ETF	8,821,129	114,754,767
Schwab Emerging Markets Equity ETF	27,190,599	298,461,252
For the fiscal year ended August 31, 2023, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Schwab International Dividend Equity ETF	$23,263,276
Schwab International Equity ETF	837,855,251
Schwab International Small-Cap Equity ETF	74,654,631
Schwab Emerging Markets Equity ETF	107,143,651
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party thereto (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Strategic Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab Emerging Markets Equity ETF and Schwab International Dividend Equity ETF (the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on April 27, 2023 and June 6, 2023, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 6, 2023 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.
the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.
each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds and benchmark data;
3.
each Fund’s expenses and how those expenses compared to those of certain other similar exchange-traded funds;
4.
the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.
the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds
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and their shareholders. The Trustees considered Schwab’s overall financial condition and reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and applicable indices/benchmarks, in light of total return and the market environment, as well as in consideration of each Fund’s investment style and strategy. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case in comparison to those of other similar exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to other exchange-traded funds and mutual funds that it manages. The Board evaluated the Funds’ unitary fee through review of comparative information with respect to fees paid by other similar exchange-traded funds tracking international equity indices. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. The Trustees reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, and although the Funds do not have breakpoints in their advisory fees, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Funds and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has invested in its infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with
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respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None
110Schwab International Equity ETFs | Annual Report

Schwab International Equity ETFs

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director
(Apr. 2006 – present), Charles Schwab Bank, SSB; Director
(Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director
(Oct. 2020 – present), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present)
and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment
Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present),
Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Sept. 2023 – present),
Chief Investment Officer (June 2011 – present) and Vice President (June 2011 – Sept. 2023),
Schwab Funds, Laudus Trust and Schwab ETFs.

Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer
(Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab
Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief
Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.;
President (Nov. 2018 – present), Chief Executive Officer (Apr. 2019 – Sept. 2023) and Trustee
(Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice
President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles
Schwab & Co., Inc.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Chief Financial Officer (Mar. 2020 – present) and Vice President
(Oct. 2013 – Mar. 2023), Charles Schwab Investment Management, Inc.

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Schwab International Equity ETFs
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.

Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Managing Director (Mar. 2023 – present), Chief Investment Officer (Apr. 2011 – present) and
Senior Vice President (Apr. 2011 – Mar. 2023) Charles Schwab Investment Management, Inc.;
Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus
Trust and Schwab ETFs.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Chief Investment Officer (Jan. 2020 – present) and
Senior Vice President (Jan. 2020 – Mar. 2023) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Managing Director (Mar. 2023 – present), Chief Legal Officer (Mar. 2022 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
112Schwab International Equity ETFs | Annual Report

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Glossary

144A securities These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
American Depositary Receipt (ADR) U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.
ask See “offer.”
asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.
beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid The highest price at which someone is willing to buy a security.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
cap, capitalization See “market cap.”
capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations The date that the first NAV was calculated.
creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
Dow Jones International Dividend 100 Index (Net) An index that is designed to measure the performance of high dividend yielding stocks issued by companies in developed and emerging countries outside of the United States that have a record of consistently paying dividends, selected for fundamental strength based on financial ratios and lower volatility. The 100-component index is derived from the constituents of the Dow Jones Global ex-U.S. Large-Cap Index and the Dow Jones Global ex-U.S. Mid-Cap Index, and excludes real estate investment trusts (REITs). It is modified market capitalization weighted. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
European Depositary Receipt (EDR) A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.
exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE Developed ex US Index (Net)  An index that is comprised of large- and mid-capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the large- and mid-capitalization universe as approximately the top 90% of the eligible universe. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
FTSE Developed Small Cap ex US Liquid Index (Net) An index comprised of small-capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the small-capitalization universe as approximately the bottom 10% of the eligible universe with a minimum free float capitalization of $150 million. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
FTSE Emerging Index (Net)  An index that is comprised of large- and mid-capitalization companies in emerging market countries, as defined by the index provider. The index defines the large- and mid-capitalization universe as approximately the top 90% of the eligible universe. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
Global Depositary Receipt (GDR) A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.
gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.
inception date The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity The ability to convert a security or asset quickly into cash.
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market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding. Free-float market capitalization is a variation of market capitalization that only includes shares generally available to the public, and excludes shares of a company held by entities such as the government. Modified market capitalization weighting represents a mix between conventional market capitalization weighting and equal weighting.
market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net) A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask) The lowest price at which an individual is willing to sell a security.
open The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market The market that deals with the issuance of new securities.
rights and warrants Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell 2000 Index An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread The gap between bid and ask prices of a security.
stock A share of ownership, or equity, in the issuing company.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error The difference between the performance of the fund and its benchmark index, positive or negative.
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Schwab International Equity ETFs
Schwab ETFs

Schwab ETFs are designed to serve as simple low-cost core investment products for a diversified portfolio. These ETFs seek to provide consistent, repeatable performance through a variety of investment strategies that span the equity and fixed income spectrum. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabassetmanagement.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs
U.S. ETFs
Schwab U.S. Broad Market ETF
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF
International ETFs
Schwab International Dividend Equity ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Fixed-Income ETFs
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Schwab Municipal Bond ETF
Schwab High Yield Bond ETF
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF
Active, Semi-Transparent (Also Known As Non-Transparent) ETF
Schwab Ariel ESG ETF
Thematic ETFs
Schwab Crypto Thematic ETF
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Schwab ETFs
1-877-824-5615
© 2023 Charles Schwab Investment Management, Inc., dba Schwab Asset Management. All rights reserved.
Printed on recycled paper.
*
FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.
The Schwab Ariel ESG ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This fund will not. This may create additional risks for your investment. For example:
•
You may have to pay more money to trade the fund’s shares. This fund will provide less information to traders, who tend to charge more for trades when they have less information.
•
The price you pay to buy fund shares on an exchange may not match the value of the fund’s portfolio. The same is true when you sell shares. These price differences may be greater for this fund compared to other ETFs because it provides less information to traders.
•
These additional risks may be even greater in bad or uncertain market conditions.
•
The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this fund and other ETFs may also have advantages. By keeping certain information about the fund secret, this fund may face less risk that other traders can predict or copy its investment strategy. This may improve the fund’s performance. If other traders are able to copy or predict the fund’s investment strategy, however, this may hurt the fund’s performance.
For additional information regarding the unique attributes and risks of the fund, see Proxy Portfolio Risk, Premium/Discount Risk, Trading Halt Risk, Authorized Participant Concentration Risk, Tracking Error Risk and Shares of the Fund May Trade at Prices Other Than NAV in the Principal Risks and Proxy Portfolio and Proxy Overlap sections of the prospectus and/or the Statement of Additional Information. These risks are discussed on the next page.

Schwab International Equity ETFs
Active semi-transparent (also referred to as non-transparent) ETFs operate differently from other exchange-traded funds (ETFs). Unlike other ETFs, an active semi-transparent ETF does not publicly disclose its entire portfolio composition each business day, which may affect the price at which shares of the ETF trade in the secondary market. Active semi-transparent ETFs have limited public trading history. There can be no assurance that an active trading market will develop, be maintained or operate as intended. There is a risk that the market price of an active semi-transparent ETF may vary significantly from the ETF’s net asset value and that its shares may trade at a wider bid/ask spread and, therefore, cost investors more to trade than shares of other ETFs. These risks are heightened during periods of market disruption or volatility.
Proxy Portfolio Risk: Unlike traditional ETFs, this fund does not disclose its portfolio holdings (Actual Portfolio) daily. The fund instead posts a Proxy Portfolio on its website each day. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the fund’s actual holdings on each trading day, but it is not the same as the fund’s Actual Portfolio. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the underlying NAV per Share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. ETF trading on the basis of a published Proxy Portfolio may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore may cost investors more to trade. Also, while the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders.
Proxy Portfolio Construction: The Proxy Portfolio is designed to recreate the daily performance of the Actual Portfolio. This is achieved by performing a “Factor Model” analysis of the Actual Portfolio. The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The fund uses a “Model Universe” to generate its Proxy Portfolio. The Model Universe is comprised of securities that the fund can purchase and will be a financial index or stated portfolio of securities from which fund investments will be selected. The results of the Factor Model analysis are then applied to the Model Universe. The Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small sub-set of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio. The Proxy Portfolio will only include investments the fund is permitted to hold. The fund’s SAI contains more information on the Proxy Portfolio and its construction.
Proxy Portfolio and Proxy Overlap Information regarding the contents of the Proxy Portfolio, and the percentage weight overlap between the holdings of the Proxy Portfolio and the fund’s Actual Portfolio holdings that formed the basis for its calculation of NAV at the end of the prior Business Day (the Portfolio Overlap), is available by visiting the fund’s website www.schwabassetmanagement.com.
Because environmental, social and governance (ESG) strategies exclude some securities, ESG-focused products may not be able to take advantage of the same opportunities or market trends as products that do not use such strategies. Additionally, the criteria used to select companies for investment may result in investing in securities, industries or sectors that underperform the market as a whole.

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MFR57933-13
00289727

Annual Report | August 31, 2023
Schwab U.S. Equity ETFs

Schwab U.S. Broad Market ETF	SCHB
Schwab 1000 Index® ETF	SCHK
Schwab U.S. Large-Cap ETF	SCHX
Schwab U.S. Large-Cap Growth ETF	SCHG
Schwab U.S. Large-Cap Value ETF	SCHV
Schwab U.S. Mid-Cap ETF	SCHM
Schwab U.S. Small-Cap ETF	SCHA
Schwab U.S. Dividend Equity ETF	SCHD

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.
Schwab U.S. Equity ETFs | Annual Report1

Schwab U.S. Equity ETFs
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.

Total Returns for the 12 Months Ended August 31, 2023
Schwab U.S. Broad Market ETF (Ticker Symbol: SCHB)
Market Price Return[1]	14.92%
NAV Return[1]	14.88%
Dow Jones U.S. Broad Stock Market Index	14.86%
ETF Category: Morningstar Large Blend[2]	13.85%
Performance Details	pages 6-8

Schwab 1000 Index ETF (Ticker Symbol: SCHK)
Market Price Return[1]	15.31%
NAV Return[1]	15.31%
Schwab 1000 Index®	15.36%
Russell 1000® Index	15.40%
ETF Category: Morningstar Large Blend[2]	13.85%
Performance Details	pages 9-11

Schwab U.S. Large-Cap ETF (Ticker Symbol: SCHX)
Market Price Return[1]	15.58%
NAV Return[1]	15.61%
Dow Jones U.S. Large-Cap Total Stock Market Index	15.62%
ETF Category: Morningstar Large Blend[2]	13.85%
Performance Details	pages 12-14

Schwab U.S. Large-Cap Growth ETF (Ticker Symbol: SCHG)
Market Price Return[1]	24.42%
NAV Return[1]	24.41%
Dow Jones U.S. Large-Cap Growth Total Stock Market Index	24.45%
ETF Category: Morningstar Large Growth[2]	17.98%
Performance Details	pages 15-17
Total Returns for the 12 Months Ended August 31, 2023
Schwab U.S. Large-Cap Value ETF (Ticker Symbol: SCHV)
Market Price Return[1]	7.58%
NAV Return[1]	7.60%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	7.62%
ETF Category: Morningstar Large Value[2]	8.86%
Performance Details	pages 18-20

Schwab U.S. Mid-Cap ETF (Ticker Symbol: SCHM)
Market Price Return[1]	8.39%
NAV Return[1]	8.45%
Dow Jones U.S. Mid-Cap Total Stock Market Index	8.41%
ETF Category: Morningstar Mid-Cap Blend[2]	9.15%
Performance Details	pages 21-23

Schwab U.S. Small-Cap ETF (Ticker Symbol: SCHA)
Market Price Return[1]	6.64%
NAV Return[1]	6.69%
Dow Jones U.S. Small-Cap Total Stock Market Index	6.57%
ETF Category: Morningstar Small Blend[2]	7.55%
Performance Details	pages 24-26

Schwab U.S. Dividend Equity ETF (Ticker Symbol: SCHD)
Market Price Return[1]	6.72%
NAV Return[1]	6.75%
Dow Jones U.S. Dividend 100TM Index	6.82%
ETF Category: Morningstar Large Value[2]	8.86%
Performance Details	pages 27-29

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones Indices are products of S&P Dow Jones Indices LLC and/or its affiliates, and have been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Equity ETFs, based on their respective Dow Jones Indices, are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such products.
1
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
2Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Equity ETFs
The Investment Environment

For the 12-month reporting period ended August 31, 2023, U.S. stocks rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 15.94%. Among U.S. stocks, small-cap and mid-cap stocks were weaker, with the Russell 2000® Index and the Dow Jones U.S. Mid-Cap Total Stock Market Index returning 4.65% and 8.41%, respectively. U.S. growth stocks outperformed U.S. value stocks.
The U.S. economy continued to show unexpected resiliency. U.S. gross domestic product (GDP) growth was positive for the third and fourth quarters of 2022 and the first and second quarters of 2023. Inflation generally declined throughout the reporting period, though it remained above the Fed’s historical 2% target and rose slightly in July and August. Consumer spending has remained strong as consumers continue to spend down the significant savings they accumulated during the COVID-19 pandemic. The unemployment rate remained low throughout the period despite inflationary pressures. However, unemployment unexpectedly jumped in August largely as a result of an increase in the labor force participation rate (the proportion of working-age Americans who have a job or are looking for one) which rose to its highest level since February 2020, just prior to the COVID-19 pandemic declaration.
In its efforts to lower inflation, the Fed raised interest rates seven times over the reporting period, with the federal funds rate ending in a range of 5.25% to 5.50%. However, the likelihood of further increases began to temper, as evidenced by the Fed’s pause on rate hikes at its June meeting before a 0.25% increase in July supported by consumer spending and a tight labor market. The Fed’s efforts to reduce the assets held on its balance sheet were effective over the reporting period, though its balance sheet spiked in early March when the Fed supported banks after the failure of three U.S. regional banks.
Asset Class Performance Comparison % returns during the 12 months ended August 31, 2023

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab U.S. Equity ETFs | Annual Report3

Schwab U.S. Equity ETFs
The Investment Environment (continued)

Among the 11 sectors in the Dow Jones U.S. Broad Market Index, all but two posted gains for the reporting period. The strongest sector was the information technology sector, led by a handful of big names including NVIDIA Corp., Microsoft Corp., and Apple Inc. Much of the sector’s strength was driven by strong demand for accelerated computing and artificial intelligence (AI) platforms and services. The communication services sector was also a notably strong performer for the reporting period. The two sectors that lost ground for the period were the utilities and real estate sectors, both hampered by high interest rates and inflation, as rising bond yields provided investors with lower-risk investment options.
4Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Equity ETFs
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset
Management, is responsible for overseeing the investment process and portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs, and Schwab Personalized Indexing™ separately managed accounts. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays
Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies.
Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the funds. Prior to joining Schwab in 2017, Mr. Brown spent six years with
ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS
ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Ferian Juwono, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the oversight and day-to-day co-management of the funds. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst.
Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of
California.

Agnes Zau, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the funds. Prior to joining Schwab in 2018, Ms. Zau was at BlackRock for three years, most recently as a multi-asset portfolio investment consultant where she advised institutional clients on asset allocation and strategy, constructed risk decomposition and portfolio optimization, and conducted scenario analyses for the core multi-asset target risk strategies. She spent the preceding three years as a derivatives specialist at Mellon Capital.

Schwab U.S. Equity ETFs | Annual Report5

Schwab U.S. Broad Market ETF as of August 31, 2023

The Schwab U.S. Broad Market ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Broad Stock Market Index (the index). The index includes the largest 2,500 publicly traded U.S. companies for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace. The fund invests in a representative sample of securities included in the index that, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities in the index.
Market Highlights. For the 12-month reporting period ended August 31, 2023, U.S. stocks rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. Among U.S. stocks, small-cap and mid-cap stocks were weaker than large-cap stocks and growth stocks outperformed value stocks. Within the index, stocks in the information technology and communication services sectors were the top performers, while the utilities and real estate sectors underperformed.
Performance. During the 12-month reporting period ended August 31, 2023, the fund closely tracked the index. The fund’s market price return was 14.92% and its NAV return was 14.88% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 14.86% during the same period.
Contributors and Detractors. The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 27% of the fund’s investments and returned approximately 30% for the reporting period. One example from this sector is NVIDIA Corp., which designs, develops, and markets three-dimensional (3D) graphics processors and related software. The fund’s holdings of NVIDIA Corp. represented an average weight of approximately 2% of the fund’s investments and returned approximately 227% for the reporting period.
The industrials sector also contributed to the total return of the fund, representing an average weight of approximately 9% of the fund’s investments and returning approximately 20% for the reporting period.
The utilities sector detracted the most from the total return of the fund. Utilities stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately -13% for the reporting period. One example from this sector is NextEra Energy, Inc., which provides sustainable energy generation and distribution services. The fund’s holdings of NextEra Energy, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -20% for the reporting period.
The real estate sector also detracted from the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately -7% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
6Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (August 31, 2013 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Broad Market ETF (11/3/09)
Market Price Return[2]	14.92%	10.20%	12.19%
NAV Return[2]	14.88%	10.19%	12.19%
Dow Jones U.S. Broad Stock Market Index	14.86%	10.20%	12.19%
ETF Category: Morningstar Large Blend[3]	13.85%	9.70%	11.32%
Fund Expense Ratio[4]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Broad Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Broad Market ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
4
As stated in the prospectus.
Schwab U.S. Equity ETFs | Annual Report7

Schwab U.S. Broad Market ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	2,460
Weighted Average Market Cap (millions)	$586,932
Price/Earnings Ratio (P/E)	21.7
Price/Book Ratio (P/B)	3.7
Portfolio Turnover Rate	4% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.
8Schwab U.S. Equity ETFs | Annual Report

Schwab 1000 Index ETF as of August 31, 2023

The Schwab 1000 Index ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Schwab 1000 Index® (the index). The index is a float-adjusted market capitalization weighted index that includes the 1,000 largest stocks of publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2023, U.S. stocks rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. Among U.S. stocks, small-cap and mid-cap stocks were weaker than large-cap stocks and growth stocks outperformed value stocks. Within the index, stocks in the information technology and communication services sectors were the top performers, while the utilities and real estate sectors underperformed.
Performance. During the 12-month reporting period ended August 31, 2023, the fund closely tracked the index. The fund’s market price and NAV returns were 15.31% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 15.36% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The utilities sector detracted the most from the total return of the fund. Utilities stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately -13% for the reporting period. One example from this sector is NextEra Energy, Inc., which provides sustainable energy generation and distribution services. The fund’s holdings of NextEra Energy, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -20% for the reporting period.
The real estate sector also detracted from the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately -7% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 28% of the fund’s investments and returned approximately 30% for the reporting period. One example from this sector is NVIDIA Corp., which designs, develops, and markets three-dimensional (3D) graphics processors and related software. The fund’s holdings of NVIDIA Corp. represented an average weight of approximately 2% of the fund’s investments and returned approximately 227% for the reporting period.
The industrials sector also contributed to the total return of the fund, representing an average weight of approximately 9% of the fund’s investments and returning approximately 20% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab U.S. Equity ETFs | Annual Report9

Schwab 1000 Index ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (October 11, 2017 – August 31, 2023)1

Average Annual Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab 1000 Index ETF (10/11/17)
Market Price Return[2]	15.31%	10.54%	11.62%
NAV Return[2]	15.31%	10.54%	11.61%
Schwab 1000 Index®	15.36%	10.60%	11.67%
Russell 1000® Index	15.40%	10.77%	11.83%
ETF Category: Morningstar Large Blend[3]	13.85%	9.70%	N/A
Fund Expense Ratio[4]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
*
Inception (10/11/17) represents the date that the shares began trading in the secondary market.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
4
As stated in the prospectus.
10Schwab U.S. Equity ETFs | Annual Report

Schwab 1000 Index ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	986 [2]
Weighted Average Market Cap (millions)	$618,057
Price/Earnings Ratio (P/E)	22.2
Price/Book Ratio (P/B)	3.9
Portfolio Turnover Rate	4% [3]
Sector Weightings % of Investments4

Top Equity Holdings % of Net Assets6

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
As a result of the Schwab 1000 Index®’s once per year reconstitution and the effects of certain corporate actions, the fund may hold more or less than 1,000 securities.
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
4
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
5
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
6
This list is not a recommendation of any security by the investment adviser.
Schwab U.S. Equity ETFs | Annual Report11

Schwab U.S. Large-Cap ETF as of August 31, 2023

The Schwab U.S. Large-Cap ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Total Stock Market Index (the index). The index includes the large-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2023, U.S. stocks rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. Among U.S. stocks, small-cap and mid-cap stocks were weaker than large-cap stocks and growth stocks outperformed value stocks. Within the index, the information technology and communication services sectors were the top performers, while the utilities and real estate sectors underperformed.
Performance. During the 12-month reporting period ended August 31, 2023, the fund closely tracked the index. The fund’s market price return was 15.58% and its NAV return was 15.61% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 15.62% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The utilities sector detracted the most from the total return of the fund. Utilities stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately -12% for the reporting period. One example from this sector is NextEra Energy, Inc., which provides sustainable energy generation and distribution services. The fund’s holdings of NextEra Energy, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -20% for the reporting period.
The real estate sector also detracted from the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately -7% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 28% of the fund’s investments and returned approximately 31% for the reporting period. One example from this sector is NVIDIA Corp., which designs, develops, and markets three-dimensional (3D) graphics processors and related software. The fund’s holdings of NVIDIA Corp. represented an average weight of approximately 2% of the fund’s investments and returned approximately 227% for the reporting period.
The communication services sector also contributed to the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately 24% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
12Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (August 31, 2013 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Large-Cap ETF (11/3/09)
Market Price Return[2]	15.58%	10.84%	12.59%
NAV Return[2]	15.61%	10.83%	12.59%
Dow Jones U.S. Large-Cap Total Stock Market Index	15.62%	10.86%	12.62%
ETF Category: Morningstar Large Blend[3]	13.85%	9.70%	11.32%
Fund Expense Ratio[4]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Large-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
4
As stated in the prospectus.
Schwab U.S. Equity ETFs | Annual Report13

Schwab U.S. Large-Cap ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	750
Weighted Average Market Cap (millions)	$635,446
Price/Earnings Ratio (P/E)	22.6
Price/Book Ratio (P/B)	4.0
Portfolio Turnover Rate	4% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.
14Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Growth ETF as of August 31, 2023

The Schwab U.S. Large-Cap Growth ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Growth Total Stock Market Index (the index). The index includes the large-cap growth portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization and that are classified as “growth” based on a number of factors. The index is a float-adjusted market capitalization weighted index. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2023, U.S. stocks rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. Among U.S. stocks, small-cap and mid-cap stocks were weaker than large-cap stocks and growth stocks outperformed value stocks. Within the index, the communication services and industrials sectors were the top performers, while the real estate and consumer staples sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2023, the fund closely tracked the index. The fund’s market price return was 24.42% and its NAV return was 24.41% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 24.45% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The consumer discretionary sector detracted the most from the total return of the fund. Consumer discretionary stocks represented an average weight of approximately 12% of the fund’s investments and returned approximately 8% for the reporting period. One example from this sector is Tesla, Inc., a multinational automotive and clean energy company. The fund’s holdings of Tesla, Inc. represented an average weight of approximately 3% of the fund’s investments and returned approximately -6% for the reporting period.
The real estate sector also detracted from the total return of the fund, representing an average weight of approximately 1% of the fund’s investments and returning approximately -11% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 48% of the fund’s investments and returned approximately 34% for the reporting period. One example from this sector is NVIDIA Corp, which designs, develops, and markets three-dimensional (3D) graphics processors and related software. The fund’s holdings of NVIDIA Corp. represented an average weight of approximately 4% of the fund’s investments and returned approximately 227% for the reporting period.
The communication services sector also contributed to the total return of the fund, representing an average weight of approximately 12% of the fund’s investments and returning approximately 37% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab U.S. Equity ETFs | Annual Report15

Schwab U.S. Large-Cap Growth ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (August 31, 2013 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Large-Cap Growth ETF (12/11/09)
Market Price Return[2]	24.42%	14.29%	15.58%
NAV Return[2]	24.41%	14.28%	15.57%
Dow Jones U.S. Large-Cap Growth Total Stock Market Index	24.45%	14.32%	15.62%
ETF Category: Morningstar Large Growth[3]	17.98%	10.30%	12.80%
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Growth Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Large-Cap Growth ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
4
As stated in the prospectus.
16Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Growth ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	240
Weighted Average Market Cap (millions)	$1,100,849
Price/Earnings Ratio (P/E)	33.7
Price/Book Ratio (P/B)	8.1
Portfolio Turnover Rate	9% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.
Schwab U.S. Equity ETFs | Annual Report17

Schwab U.S. Large-Cap Value ETF as of August 31, 2023

The Schwab U.S. Large-Cap Value ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Value Total Stock Market Index (the index). The index includes the large-cap value portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization and that are classified as “value” based on a number of factors. The index is a float-adjusted market capitalization weighted index. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2023, U.S. stocks rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. Among U.S. stocks, small-cap and mid-cap stocks were weaker than large-cap stocks and growth stocks outperformed value stocks. Within the index, the industrials and information technology sectors were the top performers, while the utilities and real estate sectors underperformed.
Performance. During the 12-month reporting period ended August 31, 2023, the fund closely tracked the index. The fund’s market price return was 7.58% and its NAV return was 7.60% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 7.62% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The utilities sector detracted the most from the total return of the fund. Utilities stocks represented an average weight of approximately 5% of the fund’s investments and returned approximately -13% for the reporting period. One example from this sector is NextEra Energy, Inc., which provides sustainable energy generation and distribution services. The fund’s holdings of NextEra Energy, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -20% for the reporting period.
The real estate sector also detracted from the total return of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately -6% for the reporting period.
The industrials sector contributed the most to the total return of the fund. Industrials stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately 17% for the reporting period. One example from this sector is Caterpillar, Inc., which designs, manufactures, and markets construction, mining, and forestry machinery. The fund’s holdings of Caterpillar, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 56% for the reporting period.
The information technology sector also contributed to the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately 17% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
18Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Value ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (August 31, 2013 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Large-Cap Value ETF (12/11/09)
Market Price Return[2]	7.58%	6.66%	9.26%
NAV Return[2]	7.60%	6.65%	9.26%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	7.62%	6.69%	9.32%
ETF Category: Morningstar Large Value[3]	8.86%	7.23%	9.07%
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Value Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Large-Cap Value ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
4
As stated in the prospectus.
Schwab U.S. Equity ETFs | Annual Report19

Schwab U.S. Large-Cap Value ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	511
Weighted Average Market Cap (millions)	$151,865
Price/Earnings Ratio (P/E)	16.7
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate	7% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.
20Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Mid-Cap ETF as of August 31, 2023

The Schwab U.S. Mid-Cap ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Mid-Cap Total Stock Market Index (the index). The index includes the mid-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 501-1,000 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2023, U.S. stocks rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. Among U.S. stocks, small-cap and mid-cap stocks were weaker than large-cap stocks and growth stocks outperformed value stocks. Within the index, the industrials and consumer discretionary sectors were the top performers, while the utilities and communication services sectors underperformed.
Performance. During the 12-month reporting period ended August 31, 2023, the fund closely tracked the index. The fund’s market price return was 8.39% and its NAV return was 8.45% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 8.41% during the same period.
Contributors and Detractors. The industrials sector contributed the most to the total return of the fund. Industrials stocks represented an average weight of approximately 19% of the fund’s investments and returned approximately 23% for the reporting period. One example from this sector is Builders FirstSource, Inc., which manufactures and distributes building products to professional homebuilders. The fund’s holdings of Builders FirstSource, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 147% for the reporting period.
The consumer discretionary sector also contributed to the total return of the fund, representing an average weight of approximately 13% of the fund’s investments and returning approximately 18% for the reporting period.
The utilities sector detracted the most from the total return of the fund. Utilities stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately -12% for the reporting period. One example from this sector is The AES Corp., which acquires, develops, owns, and operates renewable energy power plants. The fund’s holdings of The AES Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately -28% for the reporting period.
The communication services sector also detracted from the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately -10% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab U.S. Equity ETFs | Annual Report21

Schwab U.S. Mid-Cap ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (August 31, 2013 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Mid-Cap ETF (1/13/11)
Market Price Return[2]	8.39%	5.78%	9.70%
NAV Return[2]	8.45%	5.79%	9.71%
Dow Jones U.S. Mid-Cap Total Stock Market Index	8.41%	5.80%	9.72%
ETF Category: Morningstar Mid-Cap Blend[3]	9.15%	6.53%	9.11%
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Mid-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Mid-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
4
As stated in the prospectus.
22Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Mid-Cap ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	495
Weighted Average Market Cap (millions)	$10,643
Price/Earnings Ratio (P/E)	15.3
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	18% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.
Schwab U.S. Equity ETFs | Annual Report23

Schwab U.S. Small-Cap ETF as of August 31, 2023

The Schwab U.S. Small-Cap ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Small-Cap Total Stock Market Index (the index). The index includes the small-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 751-2,500 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2023, U.S. stocks rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. Among U.S. stocks, small-cap and mid-cap stocks were weaker than large-cap stocks and growth stocks outperformed value stocks. Within the index, the industrials and energy sectors were the top performers, while the utilities and health care sectors underperformed.
Performance. During the 12-month reporting period ended August 31, 2023, the fund closely tracked the index. The fund’s market price return was 6.64% and its NAV return was 6.69% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 6.57% during the same period.
Contributors and Detractors. The industrials sector contributed the most to the total return of the fund. Industrials stocks represented an average weight of approximately 18% of the fund’s investments and returned approximately 22% for the reporting period. One example from this sector is Vertiv Holdings Co., which, through is subsidiaries, provides power systems, heat rejection, power transfer switches, monitoring equipment, power control, and holistic data center cooling solutions. The fund’s holdings of Vertiv Holdings Co. represented an average weight of less than 1% of the fund’s investments and returned approximately 242% for the reporting period.
The information technology sector also contributed to the total return of the fund, representing an average weight of approximately 14% of the fund’s investments and returning approximately 16% for the reporting period.
The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -8% for the reporting period. One example from this sector is STAAR Surgical Co., which develops, manufactures, and markets high margin visual implants. The fund’s holdings of STAAR Surgical Co. represented an average weight of less than 1% of the fund’s investments and returned approximately -54% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately -2% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
24Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Small-Cap ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (August 31, 2013 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Small-Cap ETF (11/3/09)
Market Price Return[2]	6.64%	3.93%	8.33%
NAV Return[2]	6.69%	3.93%	8.33%
Dow Jones U.S. Small-Cap Total Stock Market Index	6.57%	3.87%	8.28%
ETF Category: Morningstar Small Blend[3]	7.55%	4.33%	8.05%
Fund Expense Ratio[4]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Small-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Small-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
4
As stated in the prospectus.
Schwab U.S. Equity ETFs | Annual Report25

Schwab U.S. Small-Cap ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	1,740
Weighted Average Market Cap (millions)	$4,392
Price/Earnings Ratio (P/E)	13.7
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	9% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.
26Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Dividend Equity ETF as of August 31, 2023

The Schwab U.S. Dividend Equity ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Dividend 100TM Index (the index). The 100-component index is a subset of the Dow Jones U.S. Broad Market Index, excluding real estate investment trusts (REITs), master limited partnerships, preferred stocks, and convertibles. The index is modified market capitalization weighted. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does.
Market Highlights. For the 12-month reporting period ended August 31, 2023, U.S. stocks rose. U.S. stocks were volatile for the first half of the year as inflation remained elevated and the U.S. Federal Reserve (Fed) continued to raise interest rates. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through the end of the reporting period. The ongoing war between Russia and Ukraine weighed on the global economy. Among U.S. stocks, small-cap and mid-cap stocks were weaker than large-cap stocks and growth stocks outperformed value stocks. Within the index, the information technology and energy sectors were the top performers, while the utilities and communication services sectors underperformed.
Performance. During the 12-month reporting period ended August 31, 2023, the fund closely tracked the index. The fund’s market price return was 6.72% and its NAV return was 6.75% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 6.82% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The financials sector detracted the most from the total return of the fund. Financials stocks represented an average weight of approximately 18% of the fund’s investments and returned approximately -3% for the reporting period. One example from this sector is U.S. Bancorp, a diversified financial services company. The fund’s holdings of U.S. Bancorp represented approximately 2% of the fund’s investments and returned approximately -16% for the reporting period.
The communication services sector also detracted from the total return of the fund, representing an average weight of approximately 5% of the fund’s investments and returning approximately -7% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 19% of the fund’s investments and returned approximately 28% for the reporting period. One example from this sector is Broadcom, Inc., which provides semiconductors products. The fund’s holdings of Broadcom, Inc. represented an average weight of approximately 4% of the fund’s investments and returned approximately 90% for the reporting period.
The energy sector also contributed to the total return of the fund, representing an average weight of approximately 7% of the fund’s investments and returning approximately 10% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab U.S. Equity ETFs | Annual Report27

Schwab U.S. Dividend Equity ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (August 31, 2013 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab U.S. Dividend Equity ETF (10/20/11)
Market Price Return[2]	6.72%	10.83%	11.91%
NAV Return[2]	6.75%	10.83%	11.91%
Dow Jones U.S. Dividend 100TM Index	6.82%	10.93%	12.01%
ETF Category: Morningstar Large Value[3]	8.86%	7.23%	9.07%
Fund Expense Ratio[4]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
The fund may underperform other funds that do not limit their investment to dividend paying stocks. Stocks held by the fund may reduce or stop paying dividends, affecting the fund’s ability to generate income. Diversification strategies do not ensure a profit and do not protect against losses in declining markets.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Dividend 100TM Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management. The Schwab U.S. Dividend Equity ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price on the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
4
As stated in the prospectus.
28Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Dividend Equity ETF
Performance and Fund Facts as of August 31, 2023 (continued)

Statistics1
Number of Holdings	101
Weighted Average Market Cap (millions)	$150,775
Price/Earnings Ratio (P/E)	15.1
Price/Book Ratio (P/B)	3.6
Portfolio Turnover Rate	28% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.
Schwab U.S. Equity ETFs | Annual Report29

Schwab U.S. Equity ETFs
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2023 and held through August 31, 2023.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 3/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 8/31/23	EXPENSES PAID DURING PERIOD 3/1/23-8/31/23 [2]
Schwab U.S. Broad Market ETF
Actual Return	0.03%	$1,000.00	$1,130.90	$0.16
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab 1000 Index ETF
Actual Return	0.05%	$1,000.00	$1,137.80	$0.27
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab U.S. Large-Cap ETF
Actual Return	0.03%	$1,000.00	$1,142.00	$0.16
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Large-Cap Growth ETF
Actual Return	0.04%	$1,000.00	$1,275.90	$0.23
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab U.S. Large-Cap Value ETF
Actual Return	0.04%	$1,000.00	$1,030.20	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab U.S. Mid-Cap ETF
Actual Return	0.04%	$1,000.00	$1,032.20	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab U.S. Small-Cap ETF
Actual Return	0.04%	$1,000.00	$1,013.50	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab U.S. Dividend Equity ETF
Actual Return	0.06%	$1,000.00	$1,017.30	$0.31
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio.
[2]
Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days in the period, and divided by 365 days in the fiscal year.

30Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22[1]	9/1/20– 8/31/21[1]	9/1/19– 8/31/20[1]	9/1/18– 8/31/19[1]
Per-Share Data
Net asset value at beginning of period	$46.48	$54.57	$41.64	$35.07	$35.28
Income (loss) from investment operations:
Net investment income (loss)[2]	0.77	0.71	0.67	0.74	0.72
Net realized and unrealized gains (losses)	6.04	(8.09)	12.99	6.55	(0.28)
Total from investment operations	6.81	(7.38)	13.66	7.29	0.44
Less distributions:
Distributions from net investment income	(0.76)	(0.71)	(0.73)	(0.72)	(0.65)
Net asset value at end of period	$52.53	$46.48	$54.57	$41.64	$35.07
Total return	14.88%	(13.64%)	33.23%	21.24%	1.35%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%[3]	0.03%[3]	0.03%	0.03%	0.03%
Net investment income (loss)	1.62%	1.38%	1.42%	2.02%	2.12%
Portfolio turnover rate[4]	4%	4%	4%	4%	4%
Net assets, end of period (x 1,000,000)	$23,455	$20,360	$22,368	$16,549	$14,877

[1]	Per-Share Data has been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022 (see financial note 12 for additional information).
[2]	Calculated based on the average shares outstanding during the period.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
Schwab U.S. Equity ETFs | Annual Report31

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Automobiles & Components 2.1%
Adient plc *	51,227	2,006,562
American Axle & Manufacturing Holdings, Inc. *	63,357	478,345
Aptiv plc *	144,561	14,665,713
Autoliv, Inc.	41,183	4,019,461
BorgWarner, Inc.	126,164	5,141,183
Canoo, Inc. *	174,049	103,124
Dana, Inc.	69,273	1,115,988
Dorman Products, Inc. *	14,844	1,224,778
Faraday Future Intelligent Electric, Inc. *(a)	6,287	47,306
Fisker, Inc. *(a)	95,396	559,975
Ford Motor Co.	2,099,490	25,466,814
Fox Factory Holding Corp. *	22,437	2,486,244
General Motors Co.	742,560	24,883,186
Gentex Corp.	125,228	4,089,947
Gentherm, Inc. *	17,974	1,082,215
Harley-Davidson, Inc.	69,531	2,346,671
Holley, Inc. *	29,112	165,938
LCI Industries	13,526	1,694,537
Lear Corp.	31,537	4,544,166
Lucid Group, Inc. *(a)	435,933	2,737,659
Luminar Technologies, Inc. *(a)	133,746	770,377
Mobileye Global, Inc., Class A *	40,299	1,431,018
Modine Manufacturing Co. *	28,338	1,348,605
Patrick Industries, Inc.	11,475	959,769
Phinia, Inc. *	24,702	686,716
QuantumScape Corp. *	172,316	1,230,336
Rivian Automotive, Inc., Class A *	301,165	6,845,480
Solid Power, Inc. *	59,129	125,354
Standard Motor Products, Inc.	9,700	359,191
Stoneridge, Inc. *	13,702	281,576
Tesla, Inc. *	1,438,877	371,345,376
The Goodyear Tire & Rubber Co. *	152,896	1,973,887
Thor Industries, Inc.	28,418	2,978,775
Visteon Corp. *	14,941	2,080,833
Winnebago Industries, Inc.	16,092	1,043,566
XPEL, Inc. *	10,270	855,491
		493,176,162

Banks 3.2%
1st Source Corp.	9,231	412,533
Ameris Bancorp	34,906	1,422,419
Arrow Financial Corp.	9,196	161,942
Associated Banc-Corp.	80,487	1,394,840
Atlantic Union Bankshares Corp.	40,965	1,216,251
Axos Financial, Inc. *	27,672	1,192,386
Banc of California, Inc.	29,201	365,889
BancFirst Corp.	9,137	873,314
Bank of America Corp.	3,702,795	106,159,133
Bank of Hawaii Corp. (a)	21,299	1,144,608
Bank of Marin Bancorp	7,905	148,772
SECURITY	NUMBER OF SHARES	VALUE ($)
Bank OZK	57,817	2,322,509
BankUnited, Inc.	40,034	1,050,893
Banner Corp.	18,255	795,005
Berkshire Hills Bancorp, Inc.	23,105	482,895
BOK Financial Corp.	15,063	1,251,886
Brookline Bancorp, Inc.	46,709	447,005
Byline Bancorp, Inc.	12,196	258,311
Cadence Bank	98,906	2,262,969
Camden National Corp.	7,417	243,203
Capitol Federal Financial, Inc.	67,860	384,766
Cathay General Bancorp	38,200	1,361,066
Central Pacific Financial Corp.	14,217	241,262
Citigroup, Inc.	1,040,494	42,961,997
Citizens Financial Group, Inc.	255,871	7,197,651
Citizens Financial Services, Inc. (a)	2,222	121,632
City Holding Co.	7,825	714,892
Columbia Banking System, Inc.	111,641	2,286,408
Columbia Financial, Inc. *	17,545	301,072
Comerica, Inc.	69,942	3,364,910
Commerce Bancshares, Inc.	60,078	2,949,229
Community Bank System, Inc.	28,894	1,373,910
Community Trust Bancorp, Inc.	8,318	295,289
ConnectOne Bancorp, Inc.	19,553	373,853
CrossFirst Bankshares, Inc. *	21,186	227,750
Cullen/Frost Bankers, Inc.	34,329	3,245,120
Customers Bancorp, Inc. *	15,105	530,790
CVB Financial Corp.	69,852	1,219,616
Dime Community Bancshares, Inc.	16,561	352,915
Eagle Bancorp, Inc.	16,734	402,620
East West Bancorp, Inc.	74,190	4,105,675
Eastern Bankshares, Inc.	85,377	1,149,174
Enterprise Financial Services Corp.	19,649	760,613
F.N.B. Corp.	192,563	2,239,508
FB Financial Corp.	18,177	552,217
Fifth Third Bancorp	363,816	9,659,315
Financial Institutions, Inc.	7,751	135,643
First BanCorp	96,462	1,336,963
First Bancorp/Southern Pines NC	21,890	648,820
First Busey Corp.	26,834	542,047
First Citizens BancShares, Inc., Class A	6,397	8,702,479
First Commonwealth Financial Corp.	54,987	718,680
First Community Bankshares, Inc.	9,237	285,700
First Financial Bancorp	50,161	1,042,346
First Financial Bankshares, Inc.	69,473	1,995,265
First Financial Corp.	5,687	208,827
First Foundation, Inc.	27,288	214,484
First Hawaiian, Inc.	68,132	1,288,376
First Horizon Corp.	286,894	3,600,520
First Interstate BancSystem, Inc., Class A	47,678	1,235,337
First Merchants Corp.	31,713	946,316
First Mid Bancshares, Inc.	8,990	251,450
Flushing Financial Corp.	14,401	203,342
Fulton Financial Corp.	89,746	1,196,314
German American Bancorp, Inc.	14,980	433,371
Glacier Bancorp, Inc.	59,253	1,790,033
See financial notes
32Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Great Southern Bancorp, Inc.	4,752	239,833
Hancock Whitney Corp.	45,670	1,883,887
Hanmi Financial Corp.	15,242	263,991
HarborOne Bancorp, Inc.	21,927	218,612
Heartland Financial USA, Inc.	19,825	607,438
Heritage Commerce Corp.	30,707	266,230
Heritage Financial Corp.	18,795	323,650
Hilltop Holdings, Inc.	24,045	730,728
Home BancShares, Inc.	100,163	2,221,615
HomeStreet, Inc.	9,687	91,542
Hope Bancorp, Inc.	64,990	628,453
Horizon Bancorp, Inc.	21,704	242,868
Huntington Bancshares, Inc.	769,555	8,534,365
Independent Bank Corp.	23,239	1,255,371
Independent Bank Group, Inc.	19,781	834,758
International Bancshares Corp.	27,696	1,240,227
JPMorgan Chase & Co.	1,560,907	228,407,521
Kearny Financial Corp.	38,374	284,351
KeyCorp	501,855	5,686,017
Lakeland Bancorp, Inc.	33,335	450,356
Lakeland Financial Corp.	14,075	733,730
LINKBANCORP, Inc.	7,005	49,035
Live Oak Bancshares, Inc.	18,311	592,178
Luther Burbank Corp.	6,823	62,021
M&T Bank Corp.	88,697	11,091,560
Mercantile Bank Corp.	7,839	261,666
Metrocity Bankshares, Inc.	8,494	165,633
Midland States Bancorp, Inc.	11,007	244,355
National Bank Holdings Corp., Class A	19,869	626,668
NBT Bancorp, Inc.	25,195	867,212
New York Community Bancorp, Inc.	385,664	4,735,954
Nicolet Bankshares, Inc.	7,252	549,774
Northfield Bancorp, Inc.	22,216	234,157
Northwest Bancshares, Inc.	67,888	746,768
OceanFirst Financial Corp.	32,092	541,392
OFG Bancorp	24,852	749,536
Old National Bancorp	155,232	2,368,840
Origin Bancorp, Inc.	15,960	489,812
Pacific Premier Bancorp, Inc.	51,466	1,184,747
PacWest Bancorp	61,973	492,685
Park National Corp.	7,876	801,462
Pathward Financial, Inc.	14,845	731,413
Peapack-Gladstone Financial Corp.	7,818	213,197
Peoples Bancorp, Inc.	17,632	454,377
Pinnacle Financial Partners, Inc.	41,018	2,730,158
Popular, Inc.	38,104	2,601,741
Preferred Bank	6,654	413,280
Premier Financial Corp.	18,114	341,268
Prosperity Bancshares, Inc.	50,597	2,874,416
Provident Financial Services, Inc.	39,524	651,356
QCR Holdings, Inc.	9,069	475,760
Regions Financial Corp.	502,378	9,213,613
Renasant Corp.	30,243	842,268
Republic Bancorp, Inc., Class A	4,756	211,357
S&T Bancorp, Inc.	20,042	567,790
Sandy Spring Bancorp, Inc.	23,506	522,773
Seacoast Banking Corp. of Florida	45,291	1,069,321
ServisFirst Bancshares, Inc.	26,199	1,468,192
Simmons First National Corp., Class A	68,472	1,220,171
Southside Bancshares, Inc.	15,950	480,095
SouthState Corp.	40,345	2,916,943
Stellar Bancorp, Inc.	24,621	523,689
Stock Yards Bancorp, Inc.	16,214	742,601
Synovus Financial Corp.	77,799	2,408,657
Texas Capital Bancshares, Inc. *	25,782	1,609,828
The Bancorp, Inc. *	29,667	1,089,076
SECURITY	NUMBER OF SHARES	VALUE ($)
The First Bancshares, Inc.	15,127	429,456
The First of Long Island Corp.	10,468	136,712
The PNC Financial Services Group, Inc.	213,373	25,760,522
Tompkins Financial Corp.	6,406	332,664
Towne Bank	36,615	864,114
TriCo Bancshares	17,862	613,381
Triumph Financial, Inc.	11,413	733,057
Truist Financial Corp.	708,839	21,655,031
TrustCo Bank Corp.	9,602	273,369
Trustmark Corp.	33,204	765,020
U.S. Bancorp	746,135	27,256,312
UMB Financial Corp.	23,719	1,499,278
United Bankshares, Inc.	71,936	2,163,835
United Community Banks, Inc.	61,764	1,667,628
Univest Financial Corp.	15,794	284,134
Valley National Bancorp	225,298	2,068,236
Veritex Holdings, Inc.	28,690	539,659
Washington Federal, Inc.	35,012	951,626
Washington Trust Bancorp, Inc.	8,591	240,548
Webster Financial Corp.	92,971	3,942,900
Wells Fargo & Co.	2,004,639	82,771,544
WesBanco, Inc.	31,343	794,858
Westamerica BanCorp	14,346	631,654
Western Alliance Bancorp	57,955	2,898,330
Wintrust Financial Corp.	32,474	2,520,307
WSFS Financial Corp.	32,964	1,295,485
Zions Bancorp NA	79,325	2,816,037
		743,036,361

Capital Goods 6.4%
374Water, Inc. *	32,024	48,036
3D Systems Corp. *	71,200	449,272
3M Co.	293,413	31,298,365
A.O. Smith Corp.	66,670	4,833,575
AAON, Inc.	34,344	2,165,733
AAR Corp. *	17,328	1,067,405
Acuity Brands, Inc.	16,833	2,714,826
Advanced Drainage Systems, Inc.	33,399	4,280,416
AECOM	74,336	6,522,984
AeroVironment, Inc. *	13,596	1,319,220
AGCO Corp.	33,073	4,283,946
Air Lease Corp.	55,231	2,251,216
Alamo Group, Inc.	5,404	927,597
Albany International Corp., Class A	16,611	1,540,172
Allegion plc	46,892	5,336,779
Allison Transmission Holdings, Inc.	48,421	2,927,049
Ameresco, Inc., Class A *	17,862	776,818
American Woodmark Corp. *	9,257	718,991
AMETEK, Inc.	123,001	19,619,890
Amprius Technologies, Inc. *(a)	6,954	34,214
API Group Corp. *	107,818	3,035,077
Apogee Enterprises, Inc.	11,459	578,221
Applied Industrial Technologies, Inc.	20,708	3,196,694
Archer Aviation, Inc., Class A *(a)	79,005	550,665
Arcosa, Inc.	25,723	2,012,053
Argan, Inc.	7,046	299,314
Armstrong World Industries, Inc.	23,850	1,826,672
Array Technologies, Inc. *	75,715	1,883,032
Astec Industries, Inc.	12,653	693,637
Astra Space, Inc. *	122,034	31,534
Atkore, Inc. *	20,649	3,179,327
Axon Enterprise, Inc. *	37,464	7,976,460
AZZ, Inc.	13,460	660,886
Babcock & Wilcox Enterprises, Inc. *	39,328	206,472
Barnes Group, Inc.	26,992	1,060,786
Beacon Roofing Supply, Inc. *	29,254	2,335,932
See financial notes
Schwab U.S. Equity ETFs | Annual Report33

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Blink Charging Co. *(a)	26,961	106,226
Bloom Energy Corp., Class A *	98,871	1,482,076
Boise Cascade Co.	21,316	2,331,331
Builders FirstSource, Inc. *	68,368	9,916,095
BWX Technologies, Inc.	49,056	3,618,371
Carlisle Cos., Inc.	27,290	7,177,816
Carrier Global Corp.	446,565	25,655,159
Caterpillar, Inc.	275,092	77,336,614
ChargePoint Holdings, Inc. *(a)	146,047	1,045,697
Chart Industries, Inc. *	22,178	4,004,903
CIRCOR International, Inc. *	10,509	585,246
Columbus McKinnon Corp.	15,193	572,320
Comfort Systems USA, Inc.	19,032	3,512,736
Construction Partners, Inc., Class A *	21,838	758,871
Core & Main, Inc., Class A *	47,004	1,543,611
Crane Co.	25,569	2,329,847
CSW Industrials, Inc.	8,307	1,492,186
Cummins, Inc.	75,367	17,337,425
Curtiss-Wright Corp.	20,360	4,234,676
Custom Truck One Source, Inc. *	34,745	233,139
Deere & Co.	144,002	59,176,182
Desktop Metal, Inc., Class A *(a)	131,949	237,508
Donaldson Co., Inc.	64,469	4,117,635
Douglas Dynamics, Inc.	11,828	358,034
Dover Corp.	74,366	11,028,478
DXP Enterprises, Inc. *	7,607	270,581
Dycom Industries, Inc. *	15,587	1,557,609
Eaton Corp. plc	212,800	49,022,736
EMCOR Group, Inc.	25,218	5,655,137
Emerson Electric Co.	305,723	30,037,285
Encore Wire Corp.	9,499	1,565,530
Energy Recovery, Inc. *	30,851	838,530
Energy Vault Holdings, Inc. *	31,733	101,228
Enerpac Tool Group Corp.	30,054	787,415
EnerSys	21,779	2,286,359
Enovix Corp. *	60,067	827,723
EnPro Industries, Inc.	11,049	1,506,973
Esab Corp.	28,007	2,021,265
ESCO Technologies, Inc.	13,961	1,493,967
ESS Tech, Inc. *	41,921	59,947
Fastenal Co.	306,196	17,630,766
Federal Signal Corp.	32,823	2,000,562
Ferguson plc	109,468	17,685,650
Flowserve Corp.	70,023	2,770,810
Fluence Energy, Inc. *	19,675	518,436
Fluor Corp. *	77,343	2,706,232
Fortive Corp.	188,272	14,845,247
Fortune Brands Innovations, Inc.	67,701	4,672,723
Franklin Electric Co., Inc.	20,738	2,005,572
FTAI Aviation Ltd.	53,648	1,982,830
FTC Solar, Inc. *	20,061	37,715
FuelCell Energy, Inc. *	221,721	310,409
Gates Industrial Corp. plc *	77,515	951,884
GATX Corp.	18,924	2,235,681
Generac Holdings, Inc. *	33,280	3,953,997
General Dynamics Corp.	119,819	27,155,778
General Electric Co.	581,482	66,556,430
Gibraltar Industries, Inc. *	15,987	1,199,505
Global Industrial Co.	9,241	312,715
GMS, Inc. *	21,730	1,506,758
Graco, Inc.	89,748	7,084,707
GrafTech International Ltd.	98,595	349,026
Granite Construction, Inc.	23,599	974,403
Great Lakes Dredge & Dock Corp. *	34,117	301,253
Griffon Corp.	25,527	1,068,815
H&E Equipment Services, Inc.	18,370	832,528
Hayward Holdings, Inc. *	85,174	1,260,575
HEICO Corp.	50,987	8,602,017
SECURITY	NUMBER OF SHARES	VALUE ($)
Helios Technologies, Inc.	17,284	1,000,398
Herc Holdings, Inc.	12,962	1,686,875
Hexcel Corp.	44,982	3,297,181
Hillenbrand, Inc.	37,164	1,800,224
Hillman Solutions Corp. *	90,065	815,088
Honeywell International, Inc.	355,488	66,810,415
Howmet Aerospace, Inc.	196,093	9,700,721
Hubbell, Inc.	28,610	9,328,290
Huntington Ingalls Industries, Inc.	21,327	4,698,765
Hyliion Holdings Corp. *	68,540	83,619
Hyster-Yale Materials Handling, Inc.	5,890	268,996
Hyzon Motors, Inc. *(a)	51,143	64,952
IDEX Corp.	40,391	9,144,522
IES Holdings, Inc. *	4,674	350,457
Illinois Tool Works, Inc.	148,291	36,679,779
Ingersoll Rand, Inc.	215,511	15,001,721
Insteel Industries, Inc.	11,055	384,161
Intuitive Machines, Inc. *(a)	5,883	28,003
ITT, Inc.	43,988	4,499,093
Janus International Group, Inc. *	41,420	474,259
JELD-WEN Holding, Inc. *	45,041	679,218
John Bean Technologies Corp.	17,098	1,879,241
Johnson Controls International plc	365,544	21,589,029
Kadant, Inc.	6,262	1,376,012
Kaman Corp.	14,826	332,547
Kennametal, Inc.	43,611	1,154,383
Kratos Defense & Security Solutions, Inc. *	68,182	1,097,048
L3Harris Technologies, Inc.	101,322	18,044,435
Lennox International, Inc.	17,204	6,482,639
Leonardo DRS, Inc. *	26,578	455,015
Lincoln Electric Holdings, Inc.	30,646	5,898,129
Lindsay Corp.	5,967	740,505
Lockheed Martin Corp.	120,356	53,961,613
Markforged Holding Corp. *	36,564	47,899
Masco Corp.	119,955	7,078,545
Masonite International Corp. *	11,718	1,203,556
MasTec, Inc. *	32,537	3,237,106
Masterbrand, Inc. *	68,346	875,512
McGrath RentCorp	13,034	1,317,737
MDU Resources Group, Inc.	107,327	2,185,178
Mercury Systems, Inc. *	30,733	1,206,270
Microvast Holdings, Inc. *	94,350	210,401
Moog, Inc., Class A	15,086	1,752,390
MRC Global, Inc. *	43,908	409,223
MSC Industrial Direct Co., Inc., Class A	25,173	2,569,156
Mueller Industries, Inc.	30,638	2,364,028
Mueller Water Products, Inc., Class A	83,443	1,178,215
MYR Group, Inc. *	8,809	1,251,495
National Presto Industries, Inc.	2,567	192,140
Nauticus Robotics, Inc. *	11,992	24,224
NEXTracker, Inc., Class A *	24,305	1,023,727
Nikola Corp. *(a)	313,881	370,380
Nordson Corp.	28,666	6,998,517
Northrop Grumman Corp.	76,290	33,040,436
NOW, Inc. *	55,114	615,623
nVent Electric plc	87,924	4,971,223
Omega Flex, Inc.	1,630	136,431
Oshkosh Corp.	35,041	3,638,307
Otis Worldwide Corp.	220,003	18,821,257
Owens Corning	48,068	6,917,466
PACCAR, Inc.	278,433	22,912,252
Parker-Hannifin Corp.	68,507	28,560,568
Parsons Corp. *	18,087	1,031,321
Pentair plc	86,894	6,105,172
PGT Innovations, Inc. *	30,863	870,028
Plug Power, Inc. *(a)	290,563	2,458,163
See financial notes
34Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Primoris Services Corp.	28,259	999,521
Proto Labs, Inc. *	14,622	431,349
Quanex Building Products Corp.	18,134	489,255
Quanta Services, Inc.	77,508	16,266,604
RBC Bearings, Inc. *	15,500	3,573,370
Regal Rexnord Corp.	34,975	5,672,595
Resideo Technologies, Inc. *	80,006	1,348,901
REV Group, Inc.	18,314	248,704
Rocket Lab USA, Inc. *	123,224	777,543
Rockwell Automation, Inc.	61,408	19,164,209
RTX Corp.	780,050	67,115,502
Rush Enterprises, Inc., Class A	34,386	1,423,924
Rush Enterprises, Inc., Class B	5,992	275,475
Sarcos Technology & Robotics Corp. *	12,367	13,851
Sensata Technologies Holding plc	81,580	3,069,040
SES AI Corp. *(a)	75,603	159,522
Shoals Technologies Group, Inc., Class A *	90,777	1,786,491
Simpson Manufacturing Co., Inc.	22,769	3,637,575
SiteOne Landscape Supply, Inc. *	24,052	4,117,462
Snap-on, Inc.	28,320	7,606,752
Southland Holdings, Inc. *(a)	5,124	34,946
Spirit AeroSystems Holdings, Inc., Class A	57,216	1,219,845
SPX Technologies, Inc. *	24,235	1,915,050
Standex International Corp.	6,246	959,573
Stanley Black & Decker, Inc.	81,445	7,686,779
Stem, Inc. *(a)	79,811	406,238
SunPower Corp. *	45,269	324,126
Sunrun, Inc. *	116,018	1,813,361
TechPrecision Corp. *	5,522	38,378
Tecnoglass, Inc.	10,475	408,211
Tennant Co.	10,157	837,242
Terex Corp.	35,963	2,179,717
Terran Orbital Corp. *	29,668	36,195
Textron, Inc.	107,656	8,365,948
The AZEK Co., Inc. *	64,390	2,189,904
The Boeing Co. *	301,624	67,572,825
The Gorman-Rupp Co.	13,022	418,527
The Greenbrier Cos., Inc.	17,029	724,754
The Manitowoc Co., Inc. *	18,960	320,803
The Middleby Corp. *	28,743	4,184,693
The Shyft Group, Inc.	17,935	281,221
The Timken Co.	35,176	2,688,150
The Toro Co.	55,489	5,677,634
Thermon Group Holdings, Inc. *	18,384	505,192
Titan International, Inc. *	28,405	357,619
Titan Machinery, Inc. *	10,653	330,456
TPI Composites, Inc. *	21,448	108,312
Trane Technologies plc	122,047	25,051,367
TransDigm Group, Inc. *	27,782	25,110,761
Trex Co., Inc. *	58,205	4,154,091
Trinity Industries, Inc.	42,849	1,074,224
Triton International Ltd.	29,201	2,450,256
Triumph Group, Inc. *	33,079	311,273
Tutor Perini Corp. *	22,573	200,674
UFP Industries, Inc.	32,909	3,434,054
United Rentals, Inc.	36,769	17,521,899
V2X, Inc. *	5,699	286,717
Valmont Industries, Inc.	11,193	2,837,426
Velo3D, Inc. *(a)	30,854	48,749
Veritiv Corp.	7,260	1,222,076
Vertiv Holdings Co.	172,257	6,785,203
Vicor Corp. *	12,172	824,896
Virgin Galactic Holdings, Inc. *(a)	132,307	333,414
W.W. Grainger, Inc.	23,958	17,109,366
Wabash National Corp.	25,269	569,816
Watsco, Inc.	17,863	6,511,957
SECURITY	NUMBER OF SHARES	VALUE ($)
Watts Water Technologies, Inc., Class A	14,657	2,766,802
WESCO International, Inc.	24,145	3,907,868
Westinghouse Air Brake Technologies Corp.	96,162	10,820,148
WillScot Mobile Mini Holdings Corp. *	108,216	4,439,020
Woodward, Inc.	32,257	4,173,088
Xometry, Inc., Class A *	15,461	294,532
Xylem, Inc.	127,167	13,166,871
Zurn Elkay Water Solutions Corp., Class C	76,712	2,272,209
		1,505,204,137

Commercial & Professional Services 1.6%
ABM Industries, Inc.	35,459	1,610,548
ACCO Brands Corp.	54,867	292,441
Alight, Inc., Class A *	180,959	1,382,527
ASGN, Inc. *	26,075	2,142,322
Automatic Data Processing, Inc.	220,561	56,157,036
Barrett Business Services, Inc.	3,337	319,284
BlackSky Technology, Inc. *	57,589	78,321
Booz Allen Hamilton Holding Corp., Class A	71,340	8,083,535
Brady Corp., Class A	24,281	1,224,734
BrightView Holdings, Inc. *	18,323	151,714
Broadridge Financial Solutions, Inc.	62,984	11,728,251
CACI International, Inc., Class A *	12,133	3,979,745
Casella Waste Systems, Inc., Class A *	29,813	2,348,370
CBIZ, Inc. *	26,197	1,469,914
Ceridian HCM Holding, Inc. *	82,835	6,007,194
Cimpress plc *	10,202	659,151
Cintas Corp.	46,179	23,282,066
Clarivate plc *	228,514	1,697,859
Clean Harbors, Inc. *	26,795	4,537,465
Concentrix Corp.	22,634	1,806,872
Conduent, Inc. *	89,444	280,854
Copart, Inc. *	458,303	20,545,723
CoreCivic, Inc. *	60,792	654,122
CSG Systems International, Inc.	16,133	876,183
Deluxe Corp.	23,977	484,815
Driven Brands Holdings, Inc. *	30,075	452,629
Dun & Bradstreet Holdings, Inc.	117,703	1,282,963
Ennis, Inc.	14,314	304,888
Enviri Corp. *	45,585	339,608
Equifax, Inc.	65,627	13,565,101
ExlService Holdings, Inc. *	89,143	2,605,650
Exponent, Inc.	27,062	2,431,791
First Advantage Corp.	30,531	425,907
FiscalNote Holdings, Inc. *(a)	37,985	83,947
Forrester Research, Inc. *	6,590	201,852
Franklin Covey Co. *	6,805	290,369
FTI Consulting, Inc. *	18,089	3,361,298
Genpact Ltd.	90,711	3,386,242
Healthcare Services Group, Inc.	39,292	453,823
Heidrick & Struggles International, Inc.	10,941	289,827
Heritage-Crystal Clean, Inc. *	8,795	396,654
HireRight Holdings Corp. *	10,343	108,291
HNI Corp.	24,972	818,083
Huron Consulting Group, Inc. *	10,093	1,008,795
ICF International, Inc.	9,031	1,219,727
Insperity, Inc.	19,073	1,932,667
Interface, Inc.	29,465	304,373
Jacobs Solutions, Inc.	68,027	9,171,400
KBR, Inc.	72,300	4,447,896
Kelly Services, Inc., Class A	19,050	352,235
See financial notes
Schwab U.S. Equity ETFs | Annual Report35

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Kforce, Inc.	10,611	664,779
Korn Ferry	27,732	1,413,777
LanzaTech Global, Inc. *(a)	47,229	312,656
LegalZoom.com, Inc. *	51,392	586,383
Leidos Holdings, Inc.	73,323	7,149,726
Liquidity Services, Inc. *	11,633	212,302
ManpowerGroup, Inc.	26,072	2,056,299
Matthews International Corp., Class A	16,345	689,432
Maximus, Inc.	32,339	2,613,638
MillerKnoll, Inc.	40,929	781,744
Montrose Environmental Group, Inc. *	14,355	551,806
MSA Safety, Inc.	19,576	3,576,144
NV5 Global, Inc. *	6,551	666,761
OPENLANE, Inc. *	59,793	933,369
Paychex, Inc.	171,521	20,965,012
Paycom Software, Inc.	25,955	7,652,572
Paycor HCM, Inc. *	24,811	582,314
Paylocity Holding Corp. *	22,138	4,438,669
Pitney Bowes, Inc.	91,310	300,410
Planet Labs PBC *	108,426	352,385
RB Global, Inc.	97,102	5,993,135
Republic Services, Inc.	110,105	15,869,434
Resources Connection, Inc.	17,243	267,439
Robert Half International, Inc.	57,256	4,234,654
Rollins, Inc.	123,424	4,883,888
Science Applications International Corp.	28,923	3,403,080
SP Plus Corp. *	10,233	400,827
SS&C Technologies Holdings, Inc.	115,659	6,641,140
Steelcase, Inc., Class A	50,876	461,445
Stericycle, Inc. *	49,532	2,189,810
Sterling Check Corp. *	12,259	170,890
Tetra Tech, Inc.	28,295	4,452,218
The Brink's Co.	24,534	1,859,923
The GEO Group, Inc. *	69,592	503,846
TransUnion	103,273	8,387,833
TriNet Group, Inc. *	18,321	2,032,349
TrueBlue, Inc. *	16,469	249,176
TTEC Holdings, Inc.	9,801	291,678
UniFirst Corp.	8,119	1,429,999
Upwork, Inc. *	65,592	971,418
Verisk Analytics, Inc.	77,763	18,835,754
Verra Mobility Corp. *	74,855	1,331,670
Viad Corp. *	10,945	310,729
VSE Corp.	6,022	341,749
Waste Management, Inc.	197,814	31,013,279
		374,064,603

Consumer Discretionary Distribution & Retail 5.2%
1-800-Flowers.com, Inc., Class A *	16,993	127,957
Abercrombie & Fitch Co., Class A *	26,920	1,446,950
Academy Sports & Outdoors, Inc.	41,510	2,265,201
Advance Auto Parts, Inc.	31,557	2,171,753
Amazon.com, Inc. *	4,767,086	657,905,539
American Eagle Outfitters, Inc.	98,480	1,670,221
America's Car-Mart, Inc. *	3,259	362,759
Arko Corp.	40,582	305,582
Asbury Automotive Group, Inc. *	11,468	2,637,640
AutoNation, Inc. *	16,733	2,628,587
AutoZone, Inc. *	9,835	24,895,631
BARK, Inc. *	51,475	82,360
Bath & Body Works, Inc.	121,985	4,497,587
Best Buy Co., Inc.	103,860	7,940,097
Big Lots, Inc.	11,668	72,342
Boot Barn Holdings, Inc. *	16,194	1,485,800
Burlington Stores, Inc. *	34,750	5,638,535
Caleres, Inc.	19,345	554,621
SECURITY	NUMBER OF SHARES	VALUE ($)
Camping World Holdings, Inc., Class A	23,448	579,869
CarMax, Inc. *	84,398	6,893,629
CarParts.com, Inc. *	30,712	148,339
Carvana Co. *(a)	54,710	2,754,649
Chewy, Inc., Class A *	51,402	1,232,620
Chico's FAS, Inc. *	64,629	331,547
ContextLogic, Inc., Class A *(a)	12,138	64,999
Designer Brands, Inc., Class A (a)	25,329	266,208
Dick's Sporting Goods, Inc.	32,765	3,811,880
Dillard's, Inc., Class A	1,761	607,756
eBay, Inc.	286,044	12,809,050
Etsy, Inc. *	66,082	4,861,653
Five Below, Inc. *	29,872	5,136,789
Floor & Decor Holdings, Inc., Class A *	56,761	5,659,072
Foot Locker, Inc.	42,334	830,593
GameStop Corp., Class A *(a)	135,543	2,514,323
Genesco, Inc. *	6,608	226,522
Genuine Parts Co.	75,156	11,553,732
Group 1 Automotive, Inc.	7,474	1,976,275
Groupon, Inc. *(a)	16,013	198,081
GrowGeneration Corp. *	35,645	115,846
Guess?, Inc.	17,086	411,089
Haverty Furniture Cos., Inc.	8,044	251,777
Hibbett, Inc.	7,082	327,967
Kohl's Corp.	59,199	1,577,061
Lands' End, Inc. *	7,423	57,157
Leslie's, Inc. *	82,165	514,353
Lithia Motors, Inc.	14,689	4,524,506
LKQ Corp.	135,156	7,099,745
LL Flooring Holdings, Inc. *	13,974	48,210
Lowe’s Cos., Inc.	318,101	73,315,918
Macy's, Inc.	144,931	1,772,506
MarineMax, Inc. *	11,984	398,708
Monro, Inc.	16,934	554,419
Murphy USA, Inc.	10,628	3,375,878
National Vision Holdings, Inc. *	41,590	761,513
Nordstrom, Inc.	62,235	1,009,452
Ollie's Bargain Outlet Holdings, Inc. *	31,208	2,405,513
O'Reilly Automotive, Inc. *	32,525	30,563,742
Overstock.com, Inc. *	24,852	648,886
Penske Automotive Group, Inc.	12,789	2,101,233
Petco Health & Wellness Co., Inc. *	42,530	216,478
PetMed Express, Inc.	12,637	142,419
Pool Corp.	20,887	7,636,287
Qurate Retail, Inc. *	183,432	142,160
Rent the Runway, Inc., Class A *	25,641	35,385
Revolve Group, Inc. *	22,455	328,966
RH *	9,559	3,490,851
Ross Stores, Inc.	182,747	22,260,412
Sally Beauty Holdings, Inc. *	57,178	580,928
Shoe Carnival, Inc.	8,165	188,856
Signet Jewelers Ltd.	24,223	1,816,725
Sleep Number Corp. *	12,184	311,667
Sonic Automotive, Inc., Class A	8,646	461,005
Sportsman's Warehouse Holdings, Inc. *	18,770	90,284
Stitch Fix, Inc., Class A *	44,109	193,639
The Aaron's Co., Inc.	18,142	218,974
The Buckle, Inc.	15,865	579,707
The Children's Place, Inc. *	6,911	183,211
The Container Store Group, Inc. *	16,929	39,614
The Gap, Inc.	112,216	1,299,461
The Home Depot, Inc.	540,738	178,605,761
The ODP Corp. *	18,104	892,889
The TJX Cos., Inc.	614,621	56,840,150
Tractor Supply Co.	58,551	12,793,393
Ulta Beauty, Inc. *	26,716	11,087,941
See financial notes
36Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Upbound Group, Inc.	26,249	803,744
Urban Outfitters, Inc. *	32,733	1,087,063
Valvoline, Inc.	74,155	2,553,898
Victoria's Secret & Co. *	41,262	791,405
Warby Parker, Inc., Class A *	32,939	395,597
Wayfair, Inc., Class A *	44,036	3,043,328
Williams-Sonoma, Inc.	35,019	4,944,683
Winmark Corp.	1,529	581,830
Zumiez, Inc. *	8,189	155,509
		1,225,776,447

Consumer Durables & Apparel 1.2%
Acushnet Holdings Corp.	16,904	989,729
AMMO, Inc. *	43,478	99,565
Beazer Homes USA, Inc. *	16,163	473,738
Brunswick Corp.	37,781	2,989,233
Capri Holdings Ltd. *	66,607	3,496,201
Carter's, Inc.	19,856	1,421,094
Cavco Industries, Inc. *	4,393	1,227,931
Century Communities, Inc.	15,076	1,119,393
Columbia Sportswear Co.	18,669	1,369,184
Crocs, Inc. *	33,250	3,236,555
D.R. Horton, Inc.	166,236	19,785,409
Deckers Outdoor Corp. *	14,002	7,408,318
Dream Finders Homes, Inc., Class A *	11,971	345,004
Ethan Allen Interiors, Inc.	12,775	400,880
Figs, Inc., Class A *	67,103	414,697
Fossil Group, Inc. *	27,034	57,312
Funko, Inc., Class A *	17,865	124,519
Garmin Ltd.	81,393	8,629,286
G-III Apparel Group Ltd. *	21,418	425,147
GoPro, Inc., Class A *	67,642	245,879
Green Brick Partners, Inc. *	14,524	718,357
Hanesbrands, Inc.	183,801	964,955
Hasbro, Inc.	69,175	4,980,600
Helen of Troy Ltd. *	12,973	1,594,641
Installed Building Products, Inc.	12,553	1,816,796
iRobot Corp. *	14,961	581,833
Johnson Outdoors, Inc., Class A	2,903	162,307
KB Home	42,774	2,172,919
Kontoor Brands, Inc.	26,399	1,208,810
Latham Group, Inc. *	24,281	89,840
La-Z-Boy, Inc.	22,797	703,287
Leggett & Platt, Inc.	70,594	1,990,751
Lennar Corp., Class A	142,159	16,929,715
Levi Strauss & Co., Class A	53,738	739,972
LGI Homes, Inc. *	10,939	1,346,591
Lululemon Athletica, Inc. *	61,953	23,620,201
M.D.C. Holdings, Inc.	30,938	1,468,008
M/I Homes, Inc. *	14,713	1,444,522
Malibu Boats, Inc., Class A *	10,722	520,660
Mattel, Inc. *	189,702	4,203,796
Meritage Homes Corp.	19,663	2,733,944
Mohawk Industries, Inc. *	28,264	2,865,687
Movado Group, Inc.	8,138	222,574
Newell Brands, Inc.	201,821	2,135,266
NIKE, Inc., Class B	658,252	66,950,811
NVR, Inc. *	1,626	10,369,539
Oxford Industries, Inc.	7,785	786,207
Peloton Interactive, Inc., Class A *	181,016	1,154,882
Polaris, Inc.	28,587	3,204,317
PulteGroup, Inc.	119,190	9,780,731
Purple Innovation, Inc.	33,186	72,014
PVH Corp.	33,671	2,814,896
Ralph Lauren Corp.	22,017	2,567,843
Skechers U.S.A., Inc., Class A *	71,769	3,610,698
Skyline Champion Corp. *	28,408	2,024,638
SECURITY	NUMBER OF SHARES	VALUE ($)
Smith & Wesson Brands, Inc.	24,138	283,380
Snap One Holdings Corp. *	10,317	94,401
Solo Brands, Inc., Class A *	14,485	80,971
Sonos, Inc. *	69,313	955,133
Steven Madden Ltd.	38,101	1,314,485
Sturm Ruger & Co., Inc.	9,422	485,987
Tapestry, Inc.	123,634	4,119,485
Taylor Morrison Home Corp. *	58,131	2,755,409
Tempur Sealy International, Inc.	92,120	4,303,846
Toll Brothers, Inc.	54,658	4,478,130
TopBuild Corp. *	16,964	4,920,917
Topgolf Callaway Brands Corp. *	74,752	1,303,675
Traeger, Inc. *	31,994	143,013
Tri Pointe Homes, Inc. *	53,102	1,651,472
Tupperware Brands Corp. *	21,840	54,382
Under Armour, Inc., Class A *	196,164	1,498,693
United Homes Group, Inc. *	4,104	34,351
Universal Electronics, Inc. *	6,304	56,106
VF Corp.	175,885	3,475,488
Vista Outdoor, Inc. *	31,101	909,704
Vizio Holding Corp., Class A *	29,722	170,604
Whirlpool Corp.	29,126	4,076,475
Wolverine World Wide, Inc.	42,701	345,024
YETI Holdings, Inc. *	46,263	2,310,837
		272,633,650

Consumer Services 2.3%
2U, Inc. *	31,102	98,593
Accel Entertainment, Inc. *	28,392	337,581
ADT, Inc.	113,111	726,173
Adtalem Global Education, Inc. *	22,983	1,007,805
Airbnb, Inc., Class A *	220,242	28,972,835
Aramark	147,495	5,483,864
Bally's Corp. *	14,961	248,353
BJ's Restaurants, Inc. *	12,460	366,449
Bloomin' Brands, Inc.	46,737	1,311,440
Booking Holdings, Inc. *	19,738	61,287,082
Bowlero Corp. *	17,870	196,570
Boyd Gaming Corp.	40,822	2,729,767
Bright Horizons Family Solutions, Inc. *	30,887	2,916,351
Brinker International, Inc. *	23,134	757,176
Caesars Entertainment, Inc. *	114,611	6,333,404
Carnival Corp. *	537,724	8,506,794
Carriage Services, Inc.	7,528	232,013
Chegg, Inc. *	62,312	636,206
Chipotle Mexican Grill, Inc. *	14,707	28,335,094
Choice Hotels International, Inc.	14,156	1,796,396
Churchill Downs, Inc.	34,542	4,327,422
Chuy's Holdings, Inc. *	10,085	384,238
Coursera, Inc. *	48,055	835,676
Cracker Barrel Old Country Store, Inc.	11,834	975,477
Darden Restaurants, Inc.	64,439	10,020,909
Dave & Buster's Entertainment, Inc. *	20,886	820,193
Denny's Corp. *	31,391	299,156
Dine Brands Global, Inc.	8,159	446,950
Domino’s Pizza, Inc.	18,884	7,315,662
DoorDash, Inc., Class A *	140,828	11,847,860
DraftKings, Inc., Class A *	246,807	7,317,828
Duolingo, Inc. *	15,033	2,212,256
Dutch Bros, Inc., Class A *	16,006	473,938
El Pollo Loco Holdings, Inc.	11,542	109,764
Everi Holdings, Inc. *	47,409	685,534
Expedia Group, Inc. *	76,216	8,261,052
First Watch Restaurant Group, Inc. *	5,598	107,034
Frontdoor, Inc. *	44,340	1,455,239
Golden Entertainment, Inc.	11,674	425,050
See financial notes
Schwab U.S. Equity ETFs | Annual Report37

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Graham Holdings Co., Class B	2,066	1,211,358
Grand Canyon Education, Inc. *	16,352	1,917,272
H&R Block, Inc.	80,841	3,232,023
Hilton Grand Vacations, Inc. *	40,828	1,785,000
Hilton Worldwide Holdings, Inc.	140,909	20,946,123
Hyatt Hotels Corp., Class A	24,915	2,800,695
Jack in the Box, Inc.	11,214	901,269
Krispy Kreme, Inc.	34,922	467,606
Las Vegas Sands Corp.	175,463	9,625,900
Laureate Education, Inc.	71,159	991,245
Life Time Group Holdings, Inc. *	29,490	507,228
Light & Wonder, Inc. *	48,682	3,732,449
Lindblad Expeditions Holdings, Inc. *	20,202	182,828
Marriott International, Inc., Class A	137,175	27,916,484
Marriott Vacations Worldwide Corp.	19,655	2,136,302
McDonald’s Corp.	390,232	109,713,727
MGM Resorts International	161,026	7,081,923
Mister Car Wash, Inc. *	41,755	302,306
Monarch Casino & Resort, Inc.	7,088	477,731
Norwegian Cruise Line Holdings Ltd. *	227,635	3,771,912
OneSpaWorld Holdings Ltd. *	33,543	383,732
Papa John's International, Inc.	15,973	1,209,156
Penn Entertainment, Inc. *	81,576	1,932,535
Perdoceo Education Corp.	35,022	580,315
Planet Fitness, Inc., Class A *	45,442	2,762,874
Playa Hotels & Resorts N.V. *	65,515	488,742
Portillo's, Inc., Class A *	20,878	382,903
Red Rock Resorts, Inc., Class A	25,885	1,137,128
Rover Group, Inc. *	55,278	374,232
Royal Caribbean Cruises Ltd. *	117,444	11,619,909
Rush Street Interactive, Inc. *	28,146	129,472
Sabre Corp. *	176,743	883,715
SeaWorld Entertainment, Inc. *	20,922	1,018,901
Service Corp. International	80,958	5,109,259
Shake Shack, Inc., Class A *	20,260	1,418,200
Six Flags Entertainment Corp. *	39,073	897,116
Sonder Holdings, Inc. *	80,968	40,484
Starbucks Corp.	611,752	59,609,115
Strategic Education, Inc.	12,270	950,925
Stride, Inc. *	22,288	947,017
Sweetgreen, Inc., Class A *	39,295	564,276
Target Hospitality Corp. *	12,718	202,216
Texas Roadhouse, Inc.	35,800	3,726,780
The Cheesecake Factory, Inc.	25,103	799,531
The Wendy's Co.	89,634	1,773,857
Travel & Leisure Co.	40,734	1,637,507
Udemy, Inc. *	38,261	396,384
Vacasa, Inc., Class A *	51,100	30,762
Vail Resorts, Inc.	21,568	4,881,270
Wingstop, Inc.	16,002	2,570,561
WW International, Inc. *	34,436	334,374
Wyndham Hotels & Resorts, Inc.	45,934	3,462,964
Wynn Resorts Ltd.	55,459	5,622,433
Yum! Brands, Inc.	150,180	19,430,288
		547,611,498

Consumer Staples Distribution & Retail 1.7%
Albertsons Cos., Inc., Class A	106,684	2,389,722
BJ's Wholesale Club Holdings, Inc. *	71,454	4,815,285
Casey's General Stores, Inc.	19,825	4,845,428
Costco Wholesale Corp.	236,782	130,059,617
Dollar General Corp.	117,216	16,234,416
Dollar Tree, Inc. *	111,150	13,600,314
Grocery Outlet Holding Corp. *	48,348	1,491,536
Ingles Markets, Inc., Class A	7,780	607,851
Performance Food Group Co. *	83,337	5,177,728
PriceSmart, Inc.	13,679	1,087,207
SECURITY	NUMBER OF SHARES	VALUE ($)
Rite Aid Corp. *(a)(b)	34,960	26,919
SpartanNash Co.	18,458	401,646
Sprouts Farmers Market, Inc. *	55,090	2,247,121
Sysco Corp.	270,480	18,838,932
Target Corp.	246,307	31,170,151
The Andersons, Inc.	17,068	876,612
The Chefs' Warehouse, Inc. *	18,551	529,446
The Kroger Co.	348,839	16,182,641
United Natural Foods, Inc. *	31,168	627,412
US Foods Holding Corp. *	120,972	4,890,898
Walgreens Boots Alliance, Inc.	383,068	9,695,451
Walmart, Inc.	749,016	121,797,492
Weis Markets, Inc.	8,555	554,963
		388,148,788

Energy 4.4%
Antero Midstream Corp.	179,998	2,181,576
Antero Resources Corp. *	146,571	4,055,620
APA Corp.	165,217	7,243,113
Archrock, Inc.	74,386	951,397
Atlas Energy Solutions, Inc., Class A (a)	9,071	193,122
Baker Hughes Co.	540,917	19,575,786
Bristow Group, Inc. *	12,170	337,109
Cactus, Inc., Class A	34,353	1,832,389
California Resources Corp.	37,532	2,095,787
Callon Petroleum Co. *	27,011	1,059,642
ChampionX Corp.	105,506	3,807,712
Cheniere Energy, Inc.	129,751	21,175,363
Chesapeake Energy Corp.	56,894	5,018,620
Chevron Corp.	951,665	153,313,231
Chord Energy Corp.	22,093	3,568,019
Civitas Resources, Inc.	26,297	2,162,139
Clean Energy Fuels Corp. *	98,549	419,819
CNX Resources Corp. *	87,928	1,965,191
Comstock Resources, Inc.	47,140	577,936
ConocoPhillips	645,742	76,862,670
CONSOL Energy, Inc.	18,289	1,573,586
Core Laboratories, Inc.	24,740	594,750
Coterra Energy, Inc.	405,232	11,423,490
CVR Energy, Inc.	15,232	498,086
Delek US Holdings, Inc.	35,472	913,404
Denbury, Inc. *	26,669	2,442,347
Devon Energy Corp.	341,304	17,437,221
Diamond Offshore Drilling, Inc. *	55,149	820,066
Diamondback Energy, Inc.	96,898	14,707,178
DMC Global, Inc. *	9,810	235,636
Dril-Quip, Inc. *	18,294	504,549
DTE Midstream LLC	51,775	2,707,315
Earthstone Energy, Inc., Class A *	19,791	403,341
Enviva, Inc.	10,201	93,849
EOG Resources, Inc.	312,384	40,178,830
EQT Corp.	193,191	8,349,715
Equitrans Midstream Corp.	230,820	2,215,872
Excelerate Energy, Inc., Class A	9,162	170,413
Expro Group Holdings N.V. *	36,192	850,874
Exxon Mobil Corp.	2,159,184	240,079,669
Granite Ridge Resources, Inc.	6,739	49,869
Green Plains, Inc. *	32,662	1,013,828
Gulfport Energy Corp. *	5,641	665,638
Halliburton Co.	481,454	18,593,753
Helix Energy Solutions Group, Inc. *	77,583	786,692
Helmerich & Payne, Inc.	55,458	2,217,765
Hess Corp.	147,497	22,788,286
HF Sinclair Corp.	68,798	3,790,082
HighPeak Energy, Inc. (a)	6,811	100,326
International Seaways, Inc.	21,368	918,183
See financial notes
38Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Kinder Morgan, Inc.	1,054,700	18,161,934
Kinetik Holdings, Inc.	13,552	475,811
Kosmos Energy Ltd. *	243,869	1,775,366
Liberty Energy, Inc.	80,570	1,285,092
Magnolia Oil & Gas Corp., Class A	91,066	2,076,305
Marathon Oil Corp.	330,562	8,710,309
Marathon Petroleum Corp.	226,516	32,339,689
Matador Resources Co.	60,804	3,861,054
Murphy Oil Corp.	78,696	3,572,798
Nabors Industries Ltd. *	4,885	540,721
New Fortress Energy, Inc.	24,711	767,029
NexTier Oilfield Solutions, Inc. *	77,876	826,264
Noble Corp. plc	55,488	2,926,437
Northern Oil and Gas, Inc.	43,009	1,799,066
NOV, Inc.	209,448	4,425,636
Occidental Petroleum Corp.	383,842	24,101,439
Oceaneering International, Inc. *	55,215	1,258,350
ONEOK, Inc.	237,645	15,494,454
Ovintiv, Inc.	130,411	6,124,101
Par Pacific Holdings, Inc. *	32,355	1,111,394
Patterson-UTI Energy, Inc.	111,687	1,579,254
PBF Energy, Inc., Class A	58,445	2,740,486
Peabody Energy Corp.	61,347	1,323,868
Permian Resources Corp.	124,127	1,760,121
Phillips 66	245,022	27,971,712
Pioneer Natural Resources Co.	124,999	29,741,012
ProFrac Holding Corp., Class A *	17,071	187,781
ProPetro Holding Corp. *	51,728	498,658
Range Resources Corp.	128,322	4,155,066
RPC, Inc.	45,518	363,689
Schlumberger N.V.	760,335	44,829,352
SM Energy Co.	65,062	2,752,773
Southwestern Energy Co. *	583,284	3,954,666
Talos Energy, Inc. *	57,930	997,555
Targa Resources Corp.	120,713	10,411,496
TechnipFMC plc	235,320	4,480,493
Tellurian, Inc. *	270,364	302,808
Texas Pacific Land Corp.	3,290	6,200,827
The Williams Cos., Inc.	648,630	22,397,194
Transocean Ltd. *	377,726	3,089,799
Uranium Energy Corp. *	195,415	844,193
US Silica Holdings, Inc. *	40,312	497,047
Valaris Ltd. *	31,751	2,391,485
Valero Energy Corp.	193,072	25,080,053
Vital Energy, Inc. *	10,061	606,578
Vitesse Energy, Inc.	13,385	311,067
Weatherford International plc *	35,108	3,107,760
World Fuel Services Corp.	33,079	724,430
		1,040,455,326

Equity Real Estate Investment Trusts (REITs) 2.7%
Acadia Realty Trust	50,890	757,752
Agree Realty Corp.	49,719	3,073,629
Alexander & Baldwin, Inc.	37,984	684,092
Alexander's, Inc.	1,052	201,721
Alexandria Real Estate Equities, Inc.	84,135	9,788,266
American Assets Trust, Inc.	27,424	587,148
American Homes 4 Rent, Class A	167,570	6,039,223
American Tower Corp.	248,343	45,029,553
Americold Realty Trust, Inc.	143,486	4,828,304
Apartment Income REIT Corp.	79,750	2,716,285
Apartment Investment & Management Co., Class A	79,176	602,529
Apple Hospitality REIT, Inc.	112,321	1,687,061
Armada Hoffler Properties, Inc.	34,318	390,882
AvalonBay Communities, Inc.	75,746	13,923,630
Boston Properties, Inc.	76,680	5,119,924
SECURITY	NUMBER OF SHARES	VALUE ($)
Brandywine Realty Trust	92,862	464,310
Brixmor Property Group, Inc.	160,015	3,517,130
Broadstone Net Lease, Inc.	100,216	1,620,493
Camden Property Trust	56,977	6,131,865
CareTrust REIT, Inc.	53,048	1,068,917
Centerspace	8,139	526,919
Chatham Lodging Trust	24,839	242,925
City Office REIT, Inc.	26,532	133,721
Community Healthcare Trust, Inc.	13,358	443,352
Corporate Office Properties Trust	59,814	1,547,986
Cousins Properties, Inc.	81,101	1,905,873
Crown Castle, Inc.	232,030	23,319,015
CubeSmart	120,117	5,010,080
DiamondRock Hospitality Co.	109,403	881,788
Digital Realty Trust, Inc.	155,895	20,534,489
Diversified Healthcare Trust	120,369	326,802
Douglas Emmett, Inc.	91,858	1,255,699
Easterly Government Properties, Inc.	52,269	698,837
EastGroup Properties, Inc.	23,621	4,243,040
Elme Communities	46,925	721,706
Empire State Realty Trust, Inc., Class A	68,377	596,931
EPR Properties	40,360	1,807,321
Equinix, Inc.	49,942	39,023,680
Equity Commonwealth	58,442	1,112,151
Equity LifeStyle Properties, Inc.	93,239	6,243,283
Equity Residential	180,965	11,731,961
Essential Properties Realty Trust, Inc.	79,187	1,902,072
Essex Property Trust, Inc.	33,922	8,086,666
Extra Space Storage, Inc.	112,768	14,510,986
Federal Realty Investment Trust	38,895	3,809,376
First Industrial Realty Trust, Inc.	68,259	3,545,372
Four Corners Property Trust, Inc.	46,024	1,157,964
Franklin Street Properties Corp.	52,789	101,355
Gaming & Leisure Properties, Inc.	139,557	6,615,002
Getty Realty Corp.	23,978	719,820
Gladstone Commercial Corp.	22,561	296,677
Global Medical REIT, Inc.	33,881	327,968
Global Net Lease, Inc.	55,396	628,745
Healthcare Realty Trust, Inc.	203,706	3,568,929
Healthpeak Properties, Inc.	288,549	5,938,338
Highwoods Properties, Inc.	56,708	1,351,352
Host Hotels & Resorts, Inc.	380,041	6,000,847
Hudson Pacific Properties, Inc.	68,739	468,113
Independence Realty Trust, Inc.	119,778	2,015,864
Industrial Logistics Properties Trust	32,204	126,562
Innovative Industrial Properties, Inc.	15,123	1,319,935
InvenTrust Properties Corp.	36,572	874,437
Invitation Homes, Inc.	308,353	10,511,754
Iron Mountain, Inc.	155,632	9,888,857
JBG SMITH Properties	53,278	835,399
Kilroy Realty Corp.	56,614	2,091,887
Kimco Realty Corp.	325,027	6,156,011
Kite Realty Group Trust	116,339	2,625,771
Lamar Advertising Co., Class A	46,858	4,274,387
LTC Properties, Inc.	22,019	723,544
LXP Industrial Trust	156,300	1,534,866
Medical Properties Trust, Inc.	319,742	2,308,537
Mid-America Apartment Communities, Inc.	62,217	9,035,775
National Health Investors, Inc.	23,454	1,199,203
National Storage Affiliates Trust	44,111	1,482,130
NexPoint Diversified Real Estate Trust	18,457	174,603
NexPoint Residential Trust, Inc.	12,235	459,424
NNN REIT, Inc.	96,363	3,795,739
Office Properties Income Trust	31,600	233,840
Omega Healthcare Investors, Inc.	125,358	3,988,892
One Liberty Properties, Inc.	9,850	193,552
See financial notes
Schwab U.S. Equity ETFs | Annual Report39

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Orion Office REIT, Inc.	35,784	208,621
Outfront Media, Inc.	79,135	898,182
Paramount Group, Inc.	94,571	486,095
Park Hotels & Resorts, Inc.	115,344	1,479,864
Peakstone Realty Trust	19,182	376,926
Pebblebrook Hotel Trust	66,676	964,802
Phillips Edison & Co., Inc.	62,688	2,122,616
Physicians Realty Trust	127,975	1,780,132
Piedmont Office Realty Trust, Inc., Class A	66,942	459,892
PotlatchDeltic Corp.	42,482	2,007,699
Prologis, Inc.	492,791	61,204,642
Public Storage	84,284	23,294,412
Rayonier, Inc.	78,497	2,347,060
Realty Income Corp.	358,725	20,102,949
Regency Centers Corp.	86,032	5,351,190
Retail Opportunity Investments Corp.	66,194	890,971
Rexford Industrial Realty, Inc.	107,453	5,745,512
RLJ Lodging Trust	86,955	868,680
RPT Realty	48,381	548,641
Ryman Hospitality Properties, Inc.	31,411	2,670,877
Sabra Health Care REIT, Inc.	126,507	1,585,133
Safehold, Inc.	21,484	457,180
Saul Centers, Inc.	7,449	279,784
SBA Communications Corp.	57,901	13,000,512
Service Properties Trust	89,442	738,791
Simon Property Group, Inc.	174,520	19,806,275
SITE Centers Corp.	96,652	1,290,304
SL Green Realty Corp. (a)	35,318	1,386,585
Spirit Realty Capital, Inc.	75,132	2,900,847
STAG Industrial, Inc.	95,583	3,491,647
Star Holdings *	7,729	105,269
Summit Hotel Properties, Inc.	57,469	333,895
Sun Communities, Inc.	66,489	8,139,583
Sunstone Hotel Investors, Inc.	110,177	989,389
Tanger Factory Outlet Centers, Inc.	55,894	1,299,535
Terreno Realty Corp.	39,676	2,415,872
The Macerich Co.	116,351	1,360,143
The Necessity Retail REIT, Inc.	73,814	553,605
UDR, Inc.	164,909	6,579,869
UMH Properties, Inc.	30,735	459,488
Uniti Group, Inc.	134,203	720,670
Universal Health Realty Income Trust	6,510	303,561
Urban Edge Properties	63,724	1,042,525
Ventas, Inc.	213,126	9,309,344
Veris Residential, Inc. *	42,598	792,749
VICI Properties, Inc.	536,304	16,539,615
Vornado Realty Trust	86,735	2,083,375
Welltower, Inc.	264,803	21,946,873
Weyerhaeuser Co.	391,150	12,810,162
WP Carey, Inc.	114,115	7,423,181
Xenia Hotels & Resorts, Inc.	59,792	705,546
		630,081,894

Financial Services 7.6%
Affiliated Managers Group, Inc.	19,081	2,557,045
Affirm Holdings, Inc. *	113,079	2,353,174
AGNC Investment Corp.	318,904	3,160,339
Alerus Financial Corp.	9,902	193,089
Ally Financial, Inc.	161,084	4,460,416
AlTi Global, Inc. *(a)	12,371	90,432
American Express Co.	317,539	50,167,987
Ameriprise Financial, Inc.	56,103	18,939,251
Annaly Capital Management, Inc.	258,945	5,248,815
Apollo Commercial Real Estate Finance, Inc.	68,124	743,914
Apollo Global Management, Inc.	230,005	20,088,637
SECURITY	NUMBER OF SHARES	VALUE ($)
Arbor Realty Trust, Inc.	96,648	1,542,502
Ares Management Corp., Class A	87,022	9,001,556
ARMOUR Residential REIT, Inc.	108,543	532,946
Artisan Partners Asset Management, Inc., Class A	36,682	1,409,322
Assetmark Financial Holdings, Inc. *	10,926	315,652
Avantax, Inc. *	21,009	439,508
AvidXchange Holdings, Inc. *	74,216	762,940
B. Riley Financial, Inc. (a)	9,037	462,740
Berkshire Hathaway, Inc., Class B *	952,388	343,050,158
BGC Group, Inc., Class A	181,515	896,684
BlackRock, Inc.	79,916	55,984,355
Blackstone Mortgage Trust, Inc., Class A	91,692	2,019,058
Blackstone, Inc.	377,040	40,105,745
Block, Inc. *	289,198	16,672,265
Blue Owl Capital, Inc.	189,934	2,269,711
Bread Financial Holdings, Inc.	27,159	1,020,635
Brightsphere Investment Group, Inc.	16,406	339,768
BrightSpire Capital, Inc.	68,485	476,656
Cannae Holdings, Inc. *	39,325	771,950
Cantaloupe, Inc. *	28,052	222,172
Capital One Financial Corp.	204,026	20,890,222
Cass Information Systems, Inc.	6,983	267,728
Cboe Global Markets, Inc.	56,321	8,431,817
Chimera Investment Corp.	129,220	781,781
Claros Mortgage Trust, Inc.	64,741	737,400
CME Group, Inc.	192,199	38,954,893
Cohen & Steers, Inc.	13,819	900,722
Coinbase Global, Inc., Class A *	88,888	7,075,485
Corebridge Financial, Inc.	79,004	1,408,641
Credit Acceptance Corp. *	3,168	1,589,607
Curo Group Holdings Corp. *	15,661	16,914
Diamond Hill Investment Group, Inc.	1,690	285,204
Discover Financial Services	135,677	12,220,427
Donnelley Financial Solutions, Inc. *	13,709	675,442
Dynex Capital, Inc.	28,674	371,615
Ellington Financial, Inc.	34,199	457,241
Enact Holdings, Inc.	19,295	552,995
Encore Capital Group, Inc. *	12,471	584,391
Enova International, Inc. *	16,538	834,342
Equitable Holdings, Inc.	176,667	5,088,010
Essent Group Ltd.	56,468	2,835,823
Euronet Worldwide, Inc. *	25,104	2,193,085
Evercore, Inc., Class A	18,978	2,657,869
EVERTEC, Inc.	34,417	1,361,881
FactSet Research Systems, Inc.	20,488	8,941,168
Federal Agricultural Mortgage Corp., Class C	5,442	915,997
Federated Hermes, Inc.	44,914	1,561,211
Fidelity National Information Services, Inc.	316,691	17,690,359
FirstCash Holdings, Inc.	19,630	1,753,352
Fiserv, Inc. *	329,438	39,990,479
FleetCor Technologies, Inc. *	39,424	10,712,683
Flywire Corp. *	39,245	1,357,092
Focus Financial Partners, Inc., Class A *(c)	31,038	1,645,014
Forge Global Holdings, Inc. *(a)	55,165	135,154
Franklin BSP Realty Trust, Inc.	43,563	615,981
Franklin Resources, Inc.	151,940	4,062,876
Global Payments, Inc.	139,939	17,728,872
Granite Point Mortgage Trust, Inc.	28,072	149,904
Green Dot Corp., Class A *	24,990	370,852
Hamilton Lane, Inc., Class A	19,747	1,832,324
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	56,213	1,257,485
See financial notes
40Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Houlihan Lokey, Inc.	26,931	2,836,912
Interactive Brokers Group, Inc., Class A	54,891	4,999,472
Intercontinental Exchange, Inc.	298,961	35,274,408
International Money Express, Inc. *	16,867	291,799
Invesco Ltd.	245,578	3,909,602
Invesco Mortgage Capital, Inc.	21,585	242,831
Jack Henry & Associates, Inc.	39,014	6,116,615
Jackson Financial, Inc., Class A	31,569	1,186,994
Janus Henderson Group plc	71,004	1,950,480
Jefferies Financial Group, Inc.	99,774	3,560,934
KKR & Co., Inc.	308,762	19,393,341
KKR Real Estate Finance Trust, Inc.	30,262	378,578
Ladder Capital Corp.	57,235	627,296
Lazard Ltd., Class A	61,040	2,120,530
LendingClub Corp. *	55,696	387,644
LendingTree, Inc. *	5,642	106,690
LPL Financial Holdings, Inc.	41,484	9,565,796
MarketAxess Holdings, Inc.	20,054	4,831,610
Marqeta, Inc., Class A *	235,863	1,450,557
Mastercard, Inc., Class A	447,047	184,469,474
Merchants Bancorp	13,373	390,090
MFA Financial, Inc.	47,586	521,543
MGIC Investment Corp.	159,006	2,795,325
Moelis & Co., Class A	35,732	1,694,054
Moneylion, Inc. *	2,607	58,345
Moody's Corp.	84,251	28,375,737
Morgan Stanley	695,830	59,249,924
Morningstar, Inc.	13,372	3,111,263
Mr Cooper Group, Inc. *	35,929	2,035,737
MSCI, Inc.	42,825	23,280,526
Nasdaq, Inc.	180,732	9,484,815
Navient Corp.	53,599	946,022
Nelnet, Inc., Class A	9,490	871,656
NerdWallet, Inc., Class A *	16,601	149,409
New York Mortgage Trust, Inc.	52,063	495,640
NewtekOne, Inc. (a)	13,763	246,495
NMI Holdings, Inc., Class A *	43,655	1,249,406
Northern Trust Corp.	110,451	8,402,008
OneMain Holdings, Inc.	63,982	2,655,893
Open Lending Corp., Class A *	54,075	446,119
Payoneer Global, Inc. *	105,545	653,324
PayPal Holdings, Inc. *	595,578	37,229,581
PennyMac Financial Services, Inc.	15,653	1,123,416
PennyMac Mortgage Investment Trust	46,950	629,599
Piper Sandler Cos.	7,878	1,173,664
PJT Partners, Inc., Class A	12,999	1,026,791
PRA Group, Inc. *	20,294	395,327
PROG Holdings, Inc. *	24,892	853,796
Radian Group, Inc.	83,914	2,272,391
Raymond James Financial, Inc.	101,913	10,659,081
Ready Capital Corp.	83,919	916,395
Redwood Trust, Inc.	63,600	509,436
Remitly Global, Inc. *	53,337	1,341,426
Repay Holdings Corp. *	40,577	374,120
Rithm Capital Corp.	256,596	2,645,505
Robinhood Markets, Inc., Class A *	278,795	3,036,078
Rocket Cos., Inc., Class A *(a)	68,432	730,854
S&P Global, Inc.	175,050	68,420,043
SEI Investments Co.	53,741	3,335,166
Shift4 Payments, Inc., Class A *	30,633	1,739,648
SLM Corp.	130,453	1,857,651
SoFi Technologies, Inc. *	441,874	3,826,629
Starwood Property Trust, Inc.	166,529	3,402,187
State Street Corp.	178,496	12,269,815
StepStone Group, Inc., Class A	26,944	831,761
Stifel Financial Corp.	56,904	3,699,898
StoneX Group, Inc. *	9,237	867,170
SECURITY	NUMBER OF SHARES	VALUE ($)
Synchrony Financial	228,881	7,388,279
T. Rowe Price Group, Inc.	119,261	13,384,662
TFS Financial Corp.	24,605	334,874
The Bank of New York Mellon Corp.	383,560	17,210,337
The Carlyle Group, Inc.	116,103	3,755,932
The Charles Schwab Corp. (d)	787,506	46,580,980
The Goldman Sachs Group, Inc.	177,575	58,193,103
The Western Union Co.	200,797	2,479,843
Toast, Inc., Class A *	180,452	4,000,621
TPG RE Finance Trust, Inc.	32,986	248,055
TPG, Inc.	28,598	804,176
Tradeweb Markets, Inc., Class A	61,348	5,302,308
Two Harbors Investment Corp.	53,766	740,358
Upstart Holdings, Inc. *(a)	38,477	1,237,805
UWM Holdings Corp. (a)	49,804	296,832
Victory Capital Holdings, Inc., Class A	14,123	486,114
Virtu Financial, Inc., Class A	47,699	893,879
Virtus Investment Partners, Inc.	3,623	750,323
Visa, Inc., Class A	864,129	212,299,213
Voya Financial, Inc.	52,542	3,661,127
Walker & Dunlop, Inc.	16,544	1,411,865
Waterstone Financial, Inc.	10,817	134,239
WEX, Inc. *	22,879	4,488,402
WisdomTree, Inc.	62,384	455,403
World Acceptance Corp. *	1,641	221,223
		1,790,936,035

Food, Beverage & Tobacco 3.0%
Altria Group, Inc.	954,803	42,221,389
Archer-Daniels-Midland Co.	289,816	22,982,409
B&G Foods, Inc.	37,943	485,291
Beyond Meat, Inc. *(a)	33,700	397,660
BRC, Inc., Class A *(a)	18,991	85,839
Brown-Forman Corp., Class B	128,268	8,482,363
Bunge Ltd.	80,519	9,204,932
Calavo Growers, Inc.	10,250	337,840
Cal-Maine Foods, Inc.	19,902	951,117
Campbell Soup Co.	107,543	4,484,543
Celsius Holdings, Inc. *	21,670	4,248,187
Coca-Cola Consolidated, Inc.	2,475	1,729,777
Conagra Brands, Inc.	255,008	7,619,639
Constellation Brands, Inc., Class A	85,946	22,394,090
Darling Ingredients, Inc. *	84,883	5,242,374
Flowers Foods, Inc.	103,743	2,444,185
Fresh Del Monte Produce, Inc.	16,175	413,271
Freshpet, Inc. *	25,437	1,920,748
General Mills, Inc.	313,643	21,221,085
Hormel Foods Corp.	155,018	5,982,145
Hostess Brands, Inc. *	70,751	2,014,988
Ingredion, Inc.	35,008	3,602,673
J&J Snack Foods Corp.	8,121	1,316,658
John B Sanfilippo & Son, Inc.	4,938	495,528
Kellogg Co.	137,450	8,387,199
Keurig Dr Pepper, Inc.	447,395	15,054,842
Lamb Weston Holdings, Inc.	77,686	7,567,393
Lancaster Colony Corp.	10,535	1,740,277
McCormick & Co., Inc. Non Voting Shares	134,215	11,016,367
MGP Ingredients, Inc.	8,373	1,003,923
Mission Produce, Inc. *	21,736	206,927
Molson Coors Beverage Co., Class B	100,512	6,381,507
Mondelez International, Inc., Class A	726,858	51,795,901
Monster Beverage Corp. *	407,530	23,396,297
National Beverage Corp. *	12,733	653,330
PepsiCo, Inc.	736,563	131,049,289
Philip Morris International, Inc.	828,897	79,623,846
Pilgrim's Pride Corp. *	24,390	613,652
See financial notes
Schwab U.S. Equity ETFs | Annual Report41

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Post Holdings, Inc. *	28,719	2,576,381
Seaboard Corp.	132	497,684
Sovos Brands, Inc. *	25,757	576,957
The Boston Beer Co., Inc., Class A *	4,959	1,812,167
The Coca-Cola Co.	2,080,301	124,464,409
The Duckhorn Portfolio, Inc. *	22,470	279,527
The Hain Celestial Group, Inc. *	48,878	517,618
The Hershey Co.	78,592	16,886,277
The J.M. Smucker Co.	56,978	8,258,961
The Kraft Heinz Co.	426,485	14,112,389
The Simply Good Foods Co. *	44,933	1,621,183
The Vita Coco Co., Inc. *	12,658	358,095
Tootsie Roll Industries, Inc.	10,023	322,239
TreeHouse Foods, Inc. *	27,372	1,273,345
Turning Point Brands, Inc.	8,993	221,408
Tyson Foods, Inc., Class A	152,920	8,146,048
Universal Corp.	13,401	638,156
Utz Brands, Inc.	35,051	541,187
Vector Group Ltd.	69,374	742,996
Vital Farms, Inc. *	15,646	184,310
Westrock Coffee Co. *	6,641	66,676
		692,867,494

Health Care Equipment & Services 5.3%
23andMe Holding Co., Class A *	156,855	172,540
Abbott Laboratories	928,882	95,581,958
Acadia Healthcare Co., Inc. *	49,156	3,789,928
Accolade, Inc. *	33,794	455,881
AdaptHealth Corp. *	40,664	485,122
Addus HomeCare Corp. *	8,691	762,201
Agiliti, Inc. *	18,183	175,466
agilon health, Inc. *	155,288	2,751,703
AirSculpt Technologies, Inc. *(a)	2,323	17,841
Akili, Inc., Class A *	18,240	17,879
Align Technology, Inc. *	38,009	14,068,651
Alignment Healthcare, Inc. *	43,593	254,583
Amedisys, Inc. *	17,508	1,641,375
American Well Corp., Class A *	130,164	184,833
AMN Healthcare Services, Inc. *	21,202	1,873,833
AngioDynamics, Inc. *	22,048	177,045
Apollo Medical Holdings, Inc. *	20,978	794,227
Artivion, Inc. *	23,157	391,816
AtriCure, Inc. *	25,418	1,147,623
Atrion Corp.	747	347,430
Avanos Medical, Inc. *	24,752	520,782
Aveanna Healthcare Holdings, Inc. *	32,406	46,665
AxoGen, Inc. *	23,010	144,043
Axonics, Inc. *	26,632	1,526,014
Baxter International, Inc.	271,167	11,009,380
Becton Dickinson & Co.	151,343	42,292,801
Bioventus, Inc., Class A *	19,441	69,988
Boston Scientific Corp. *	768,086	41,430,559
Brookdale Senior Living, Inc. *	98,421	418,289
Butterfly Network, Inc. *(a)	52,621	93,139
Cano Health, Inc. *	115,181	35,625
Cardinal Health, Inc.	135,842	11,863,082
Castle Biosciences, Inc. *	12,794	254,984
Cencora, Inc.	86,984	15,307,444
Centene Corp. *	292,831	18,053,031
Certara, Inc. *	57,198	924,320
Cerus Corp. *	94,507	178,618
Chemed Corp.	7,964	4,073,108
Clover Health Investments Corp. *	191,732	251,169
Community Health Systems, Inc. *	64,005	216,337
Computer Programs & Systems, Inc. *	8,348	135,822
CONMED Corp.	16,411	1,829,170
CorVel Corp. *	4,874	1,054,977
SECURITY	NUMBER OF SHARES	VALUE ($)
CVS Health Corp.	684,391	44,601,761
DaVita, Inc. *	29,459	3,017,191
Definitive Healthcare Corp., Class A *	22,679	213,183
Dentsply Sirona, Inc.	113,282	4,201,629
DexCom, Inc. *	207,172	20,920,229
DocGo, Inc. *	44,658	399,689
Doximity, Inc., Class A *	63,426	1,512,076
Edwards Lifesciences Corp. *	322,659	24,673,734
Elevance Health, Inc.	126,733	56,017,253
Embecta Corp.	30,195	553,474
Encompass Health Corp.	53,176	3,777,623
Enovis Corp. *	25,813	1,446,561
Envista Holdings Corp. *	87,643	2,806,329
Evolent Health, Inc., Class A *	51,097	1,303,484
Fulgent Genetics, Inc. *	11,287	369,762
GE Healthcare, Inc.	208,322	14,676,285
GeneDx Holdings Corp. *	9,801	43,614
Glaukos Corp. *	25,614	1,924,636
Globus Medical, Inc., Class A *	42,745	2,312,504
GoodRx Holdings, Inc., Class A *	41,211	269,108
Guardant Health, Inc. *	61,188	2,391,227
Haemonetics Corp. *	27,019	2,424,415
HCA Healthcare, Inc.	110,164	30,548,477
Health Catalyst, Inc. *	30,589	357,585
HealthEquity, Inc. *	45,902	3,100,680
HealthStream, Inc.	12,028	252,949
Henry Schein, Inc. *	69,918	5,351,524
Hims & Hers Health, Inc. *	65,342	438,445
Hologic, Inc. *	131,549	9,831,972
Humana, Inc.	66,747	30,812,418
ICU Medical, Inc. *	10,882	1,578,216
IDEXX Laboratories, Inc. *	44,324	22,667,737
Inari Medical, Inc. *	27,591	1,838,112
Innovage Holding Corp. *(a)	12,189	66,796
Inogen, Inc. *	14,634	90,877
Inspire Medical Systems, Inc. *	15,490	3,514,371
Insulet Corp. *	37,232	7,137,747
Integer Holdings Corp. *	17,577	1,499,494
Integra LifeSciences Holdings Corp. *	38,688	1,645,788
Intuitive Surgical, Inc. *	187,206	58,535,572
Invitae Corp. *(a)	138,921	128,377
iRhythm Technologies, Inc. *	16,458	1,701,263
Laboratory Corp. of America Holdings	47,455	9,875,385
Lantheus Holdings, Inc. *	36,432	2,493,406
LeMaitre Vascular, Inc.	10,742	620,995
LifeStance Health Group, Inc. *	49,815	408,981
LivaNova plc *	28,583	1,587,786
Masimo Corp. *	25,926	2,962,823
McKesson Corp.	72,396	29,850,319
Medtronic plc	710,154	57,877,551
Merit Medical Systems, Inc. *	30,461	1,988,494
ModivCare, Inc. *	7,060	226,626
Molina Healthcare, Inc. *	31,230	9,685,048
Multiplan Corp. *	129,385	221,248
National HealthCare Corp.	7,164	472,466
National Research Corp.	7,892	329,886
Neogen Corp. *	116,234	2,687,330
NeoGenomics, Inc. *	66,975	1,006,634
Nevro Corp. *	19,518	391,141
NextGen Healthcare, Inc. *	29,026	528,563
Novocure Ltd. *	48,809	1,076,727
NuVasive, Inc. *	28,690	1,140,427
OmniAb, Inc., Class A *(c)	3,072	0
OmniAb, Inc., Class B *(c)	3,072	0
Omnicell, Inc. *	24,242	1,378,400
OPKO Health, Inc. *	221,002	404,434
Option Care Health, Inc. *	88,882	3,095,760
OraSure Technologies, Inc. *	41,221	266,288
See financial notes
42Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Orchestra BioMed Holdings, Inc. *	6,953	43,387
Orthofix Medical, Inc. *	17,870	378,129
OrthoPediatrics Corp. *	8,785	335,763
Outset Medical, Inc. *	27,506	374,357
Owens & Minor, Inc. *	40,762	688,878
Paragon 28, Inc. *	15,828	226,815
Patterson Cos., Inc.	46,068	1,383,883
Pediatrix Medical Group, Inc. *	45,338	640,626
Penumbra, Inc. *	20,391	5,393,419
PetIQ, Inc. *	14,757	281,564
Phreesia, Inc. *	28,433	809,488
Premier, Inc., Class A	62,867	1,353,527
Privia Health Group, Inc. *	51,068	1,340,535
PROCEPT BioRobotics Corp. *	17,089	582,906
Progyny, Inc. *	40,906	1,527,430
Pulmonx Corp. *	18,926	197,966
Quest Diagnostics, Inc.	59,769	7,859,623
QuidelOrtho Corp. *	29,108	2,397,335
R1 RCM, Inc. *	73,595	1,268,778
RadNet, Inc. *	30,453	1,017,435
ResMed, Inc.	78,452	12,520,155
Schrodinger, Inc. *	28,265	1,042,696
Select Medical Holdings Corp.	56,014	1,636,169
Semler Scientific, Inc. *	2,627	69,248
Senseonics Holdings, Inc. *(a)	255,415	129,802
Sharecare, Inc. *	179,100	169,715
Shockwave Medical, Inc. *	19,569	4,312,812
SI-BONE, Inc. *	17,228	394,177
Sight Sciences, Inc. *	13,984	91,735
Silk Road Medical, Inc. *	20,535	396,736
Simulations Plus, Inc.	8,579	381,680
STAAR Surgical Co. *	26,238	1,137,680
STERIS plc	52,679	12,094,572
Stryker Corp.	180,346	51,137,108
Surgery Partners, Inc. *	37,443	1,357,683
Surmodics, Inc. *	7,974	293,603
Tandem Diabetes Care, Inc. *	33,922	928,106
Teladoc Health, Inc. *	87,655	1,984,509
Teleflex, Inc.	24,995	5,317,436
Tenet Healthcare Corp. *	54,450	4,223,142
The Cigna Group	157,900	43,621,454
The Cooper Cos., Inc.	26,456	9,788,455
The Ensign Group, Inc.	29,825	2,989,061
The Joint Corp. *	7,497	69,647
The Pennant Group, Inc. *	16,005	191,740
TransMedics Group, Inc. *	17,491	1,147,934
Treace Medical Concepts, Inc. *	18,651	290,023
UnitedHealth Group, Inc.	497,219	236,964,631
Universal Health Services, Inc., Class B	33,542	4,518,107
US Physical Therapy, Inc.	7,774	783,852
Varex Imaging Corp. *	20,749	408,133
Veeva Systems, Inc., Class A *	77,835	16,244,164
Veradigm, Inc. *	58,038	776,548
Vicarious Surgical, Inc. *	27,206	25,155
Zimmer Biomet Holdings, Inc.	111,281	13,255,793
Zimvie, Inc. *	10,828	127,770
		1,237,275,242

Household & Personal Products 1.4%
BellRing Brands, Inc. *	71,179	2,953,929
Central Garden & Pet Co. *	5,310	234,383
Central Garden & Pet Co., Class A *	21,949	895,519
Church & Dwight Co., Inc.	130,541	12,632,453
Colgate-Palmolive Co.	443,552	32,587,765
Coty, Inc., Class A *	194,983	2,254,003
Edgewell Personal Care Co.	27,544	1,062,097
SECURITY	NUMBER OF SHARES	VALUE ($)
elf Beauty, Inc. *	26,867	3,726,722
Energizer Holdings, Inc.	36,125	1,240,894
Herbalife Ltd. *	51,507	773,635
Inter Parfums, Inc.	9,777	1,366,140
Kenvue, Inc.	921,000	21,229,056
Kimberly-Clark Corp.	180,475	23,250,594
Medifast, Inc.	5,909	498,365
Nu Skin Enterprises, Inc., Class A	27,489	656,712
Olaplex Holdings, Inc. *	32,029	86,799
Reynolds Consumer Products, Inc.	28,598	780,439
Spectrum Brands Holdings, Inc.	22,269	1,852,113
The Beauty Health Co. *	49,946	307,667
The Clorox Co.	66,078	10,337,903
The Estee Lauder Cos., Inc., Class A	123,987	19,903,633
The Honest Co., Inc. *	30,757	45,520
The Procter & Gamble Co.	1,259,422	194,379,192
USANA Health Sciences, Inc. *	5,880	378,025
Veru, Inc. *(a)	41,771	43,442
WD-40 Co.	7,177	1,542,122
		335,019,122

Insurance 2.2%
Aflac, Inc.	294,613	21,969,291
Ambac Financial Group, Inc. *	22,481	289,555
American Equity Investment Life Holding Co.	33,440	1,795,059
American Financial Group, Inc.	37,310	4,324,975
American International Group, Inc.	386,988	22,646,538
AMERISAFE, Inc.	10,136	525,045
Aon plc, Class A	109,147	36,388,518
Arch Capital Group Ltd. *	198,658	15,268,854
Argo Group International Holdings Ltd.	18,315	544,871
Arthur J. Gallagher & Co.	114,465	26,381,893
Assurant, Inc.	28,473	3,967,143
Assured Guaranty Ltd.	31,527	1,855,049
Axis Capital Holdings Ltd.	41,585	2,281,353
Bright Health Group, Inc. *	1,708	14,450
Brighthouse Financial, Inc. *	34,884	1,732,339
Brown & Brown, Inc.	125,942	9,332,302
BRP Group, Inc., Class A *	33,359	887,016
Chubb Ltd.	221,144	44,421,195
Cincinnati Financial Corp.	84,180	8,905,402
CNA Financial Corp.	14,244	560,217
CNO Financial Group, Inc.	61,301	1,434,443
Employers Holdings, Inc.	14,201	557,105
Enstar Group Ltd. *	7,196	1,822,675
Erie Indemnity Co., Class A	13,331	3,715,750
Everest Group Ltd.	23,042	8,310,789
F&G Annuities & Life, Inc.	9,892	280,043
Fidelity National Financial, Inc.	145,533	6,025,066
First American Financial Corp.	54,937	3,388,514
Genworth Financial, Inc., Class A *	251,933	1,458,692
Globe Life, Inc.	47,282	5,275,253
Goosehead Insurance, Inc., Class A *	12,585	879,188
Hagerty, Inc., Class A *	19,015	173,797
Hippo Holdings, Inc. *	7,900	78,842
Horace Mann Educators Corp.	22,232	637,169
James River Group Holdings Ltd.	19,380	282,173
Kemper Corp.	34,285	1,610,366
Kinsale Capital Group, Inc.	11,628	4,635,270
Lemonade, Inc. *(a)	24,015	330,446
Lincoln National Corp.	83,231	2,135,707
Loews Corp.	101,004	6,271,338
Markel Group, Inc. *	7,103	10,504,769
Marsh & McLennan Cos., Inc.	264,783	51,630,037
MBIA, Inc. *	27,152	214,229
See financial notes
Schwab U.S. Equity ETFs | Annual Report43

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mercury General Corp.	14,846	424,744
MetLife, Inc.	343,712	21,770,718
National Western Life Group, Inc., Class A	1,238	562,721
Old Republic International Corp.	144,635	3,955,767
Oscar Health, Inc., Class A *	63,451	397,838
Palomar Holdings, Inc. *	13,250	675,883
Primerica, Inc.	19,260	3,870,490
Principal Financial Group, Inc.	120,325	9,350,456
ProAssurance Corp.	29,757	526,104
Prudential Financial, Inc.	193,584	18,326,597
Reinsurance Group of America, Inc.	35,551	4,928,080
RenaissanceRe Holdings Ltd.	26,711	5,018,730
RLI Corp.	21,721	2,856,746
Ryan Specialty Holdings, Inc., Class A *	49,846	2,429,993
Safety Insurance Group, Inc.	8,127	559,706
Selective Insurance Group, Inc.	32,282	3,202,697
Selectquote, Inc. *	65,741	80,204
SiriusPoint Ltd. *	45,706	505,508
Skyward Specialty Insurance Group, Inc. *	4,859	118,171
Stewart Information Services Corp.	14,537	673,354
The Allstate Corp.	139,592	15,049,414
The Hanover Insurance Group, Inc.	18,974	2,024,905
The Hartford Financial Services Group, Inc.	164,172	11,790,833
The Progressive Corp.	312,757	41,743,677
The Travelers Cos., Inc.	123,645	19,935,283
Trupanion, Inc. *	18,548	551,432
United Fire Group, Inc.	11,907	235,401
Unum Group	99,183	4,878,812
W.R. Berkley Corp.	107,512	6,650,692
White Mountains Insurance Group Ltd.	1,369	2,174,917
Willis Towers Watson plc	56,797	11,743,348
		512,755,947

Materials 2.7%
AdvanSix, Inc.	14,691	485,978
Air Products and Chemicals, Inc.	118,724	35,081,755
Albemarle Corp.	62,690	12,457,130
Alcoa Corp.	95,948	2,886,116
Alpha Metallurgical Resources, Inc.	6,963	1,412,375
Amcor plc	786,120	7,656,809
AptarGroup, Inc.	34,727	4,603,411
Arch Resources, Inc.	9,856	1,287,194
Ashland, Inc.	26,033	2,255,239
ATI, Inc. *	68,180	3,090,599
Avery Dennison Corp.	43,038	8,107,498
Avient Corp.	46,115	1,849,673
Axalta Coating Systems Ltd. *	118,442	3,351,909
Balchem Corp.	17,203	2,417,022
Ball Corp.	168,122	9,154,243
Berry Global Group, Inc.	63,483	4,147,979
Cabot Corp.	29,744	2,155,250
Carpenter Technology Corp.	26,061	1,632,200
Celanese Corp.	53,469	6,756,343
Century Aluminum Co. *	28,875	214,830
CF Industries Holdings, Inc.	103,985	8,014,124
Chase Corp.	4,153	525,355
Clearwater Paper Corp. *	9,331	357,284
Cleveland-Cliffs, Inc. *	274,522	4,197,441
Coeur Mining, Inc. *	180,643	435,350
Commercial Metals Co.	61,917	3,485,308
Compass Minerals International, Inc.	18,090	545,414
SECURITY	NUMBER OF SHARES	VALUE ($)
Corteva, Inc.	378,239	19,104,852
Crown Holdings, Inc.	63,967	5,927,182
Danimer Scientific, Inc. *(a)	46,650	90,968
Dow, Inc.	376,777	20,556,953
DuPont de Nemours, Inc.	245,449	18,872,574
Eagle Materials, Inc.	19,095	3,615,065
Eastman Chemical Co.	63,752	5,419,558
Ecolab, Inc.	132,462	24,347,840
Ecovyst, Inc. *	36,860	377,446
Element Solutions, Inc.	119,514	2,464,379
FMC Corp.	66,807	5,760,768
Freeport-McMoRan, Inc.	765,623	30,556,014
Ginkgo Bioworks Holdings, Inc. *(a)	590,863	1,382,619
Graphic Packaging Holding Co.	163,701	3,640,710
Greif, Inc., Class A	16,977	1,232,360
H.B. Fuller Co.	29,086	2,109,608
Hawkins, Inc.	9,782	608,343
Hecla Mining Co.	312,015	1,369,746
Huntsman Corp.	91,535	2,551,080
Ingevity Corp. *	18,024	971,313
Innospec, Inc.	13,142	1,411,714
International Flavors & Fragrances, Inc.	135,772	9,565,137
International Paper Co.	185,394	6,473,958
Kaiser Aluminum Corp.	8,783	666,805
Knife River Corp. *	26,831	1,380,723
Koppers Holdings, Inc.	11,271	431,567
Kronos Worldwide, Inc.	13,059	109,696
Linde plc	261,567	101,236,892
Livent Corp. *	96,205	2,065,521
Louisiana-Pacific Corp.	38,386	2,398,357
LSB Industries, Inc. *	23,483	237,648
LyondellBasell Industries N.V., Class A	135,429	13,376,322
Martin Marietta Materials, Inc.	33,073	14,764,118
Materion Corp.	10,841	1,179,392
Mativ Holdings, Inc.	28,669	470,172
Mercer International, Inc.	22,343	203,098
Minerals Technologies, Inc.	17,628	1,077,071
MP Materials Corp. *	48,622	1,018,145
Myers Industries, Inc.	20,369	383,141
NewMarket Corp.	3,531	1,658,299
Newmont Corp.	426,382	16,807,978
Nucor Corp.	134,171	23,090,829
O-I Glass, Inc. *	83,219	1,652,729
Olin Corp.	64,167	3,722,969
Orion S.A.	29,865	675,546
Packaging Corp. of America	48,011	7,158,440
Pactiv Evergreen, Inc.	21,084	173,310
Perimeter Solutions S.A. *	80,868	477,930
Piedmont Lithium, Inc. *	8,999	402,795
PPG Industries, Inc.	125,878	17,844,465
PureCycle Technologies, Inc. *(a)	69,829	623,573
Quaker Chemical Corp.	7,355	1,305,365
Ranpak Holdings Corp. *	20,649	130,708
Reliance Steel & Aluminum Co.	31,709	9,035,797
Royal Gold, Inc.	35,185	3,943,887
RPM International, Inc.	68,612	6,843,361
Schnitzer Steel Industries, Inc., Class A	13,736	456,035
Sealed Air Corp.	76,610	2,839,167
Sensient Technologies Corp.	22,550	1,389,306
Silgan Holdings, Inc.	44,940	2,028,142
Sonoco Products Co.	52,148	2,995,903
Steel Dynamics, Inc.	85,736	9,138,600
Stepan Co.	11,505	1,004,041
Summit Materials, Inc., Class A *	62,990	2,356,456
SunCoke Energy, Inc.	43,568	405,182
See financial notes
44Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sylvamo Corp.	16,817	702,446
The Chemours Co.	79,887	2,717,756
The Mosaic Co.	177,461	6,894,360
The Scotts Miracle-Gro Co.	21,870	1,239,154
The Sherwin-Williams Co.	125,432	34,082,383
TimkenSteel Corp. *	20,894	457,788
TriMas Corp.	22,102	579,072
Trinseo plc	18,721	197,132
Tronox Holdings plc	60,210	821,264
United States Lime & Minerals, Inc.	1,044	226,110
United States Steel Corp.	120,340	3,741,371
Valhi, Inc.	1,707	22,601
Vulcan Materials Co.	71,169	15,532,634
Warrior Met Coal, Inc.	27,366	1,082,599
Westlake Corp.	18,296	2,396,410
Westrock Co.	136,468	4,463,868
Worthington Industries, Inc.	16,226	1,221,331
		632,511,776

Media & Entertainment 7.3%
Activision Blizzard, Inc.	382,029	35,142,848
Advantage Solutions, Inc. *	48,810	136,668
Alphabet, Inc., Class A *	3,172,636	432,017,844
Alphabet, Inc., Class C *	2,728,911	374,815,926
Altice USA, Inc., Class A *	112,366	344,964
AMC Entertainment Holdings, Inc., Class A *(a)	32,055	402,290
AMC Networks, Inc., Class A *	15,285	177,917
Angi, Inc. *	46,670	114,808
Atlanta Braves Holdings, Inc., Class C *	29,530	1,087,885
Bumble, Inc., Class A *	53,466	897,160
Cable One, Inc.	2,492	1,621,220
Cardlytics, Inc. *	17,464	290,950
Cargurus, Inc. *	47,863	866,799
Cars.com, Inc. *	34,005	635,553
Charter Communications, Inc., Class A *	55,482	24,307,774
Cinemark Holdings, Inc. *	58,340	949,775
Clear Channel Outdoor Holdings, Inc. *	258,051	374,174
Comcast Corp., Class A	2,220,901	103,849,331
DISH Network Corp., Class A *	135,256	811,536
Electronic Arts, Inc.	139,202	16,701,456
Endeavor Group Holdings, Inc., Class A *	96,249	2,106,891
Eventbrite, Inc., Class A *	45,738	463,326
Fox Corp., Class A	212,036	7,009,910
fuboTV, Inc. *	159,498	373,225
Gannett Co., Inc. *	84,609	246,212
Gray Television, Inc.	45,536	367,020
Grindr, Inc. *	13,397	68,861
IAC, Inc. *	40,998	2,268,419
iHeartMedia, Inc., Class A *	56,161	202,741
Integral Ad Science Holding Corp. *	25,253	360,360
John Wiley & Sons, Inc., Class A	23,227	863,115
Liberty Broadband Corp., Class C *	71,809	6,718,450
Liberty Media Corp.-Liberty Formula One, Class C *	122,289	8,412,260
Liberty Media Corp.-Liberty Live, Class C *	35,713	1,201,743
Liberty Media Corp.-Liberty SiriusXM, Class C *	121,475	2,968,849
Lions Gate Entertainment Corp., Class A *	93,526	740,726
Live Nation Entertainment, Inc. *	76,878	6,498,497
SECURITY	NUMBER OF SHARES	VALUE ($)
Loop Media, Inc. *	19,024	16,568
Madison Square Garden Entertainment Corp. *	16,869	541,326
Madison Square Garden Sports Corp.	9,548	1,699,544
Magnite, Inc. *	64,597	532,925
Match Group, Inc. *	149,094	6,988,036
MediaAlpha, Inc., Class A *	12,804	107,426
Meta Platforms, Inc., Class A *	1,181,303	349,535,745
Netflix, Inc. *	237,543	103,017,648
News Corp., Class A	268,560	5,771,354
Nexstar Media Group, Inc., Class A	19,098	3,109,154
Nextdoor Holdings, Inc. *	68,780	149,253
Omnicom Group, Inc.	106,273	8,609,176
Paramount Global, Class B (a)	274,804	4,146,792
Pinterest, Inc., Class A *	316,824	8,709,492
Playtika Holding Corp. *	48,487	473,233
QuinStreet, Inc. *	26,268	260,053
ROBLOX Corp., Class A *	197,594	5,589,934
Roku, Inc. *	66,045	5,362,854
Rumble, Inc. *(a)	43,232	361,852
Scholastic Corp.	15,337	666,393
Shutterstock, Inc.	12,742	536,566
Sinclair, Inc.	21,859	275,861
Sirius XM Holdings, Inc. (a)	371,347	1,633,927
Skillz, Inc. *	7,498	61,409
Snap, Inc., Class A *	533,114	5,517,730
Sphere Entertainment Co. *	14,038	492,172
System1, Inc. *	10,248	18,241
Take-Two Interactive Software, Inc. *	84,121	11,962,006
TechTarget, Inc. *	13,693	393,674
TEGNA, Inc.	120,815	1,997,072
The E.W. Scripps Co., Class A *	29,547	225,739
The Interpublic Group of Cos., Inc.	205,769	6,710,127
The New York Times Co., Class A	85,873	3,801,598
The Trade Desk, Inc., Class A *	237,122	18,976,874
The Walt Disney Co. *	975,641	81,641,639
TripAdvisor, Inc. *	56,955	860,590
Vimeo, Inc. *	81,988	326,312
Vivid Seats, Inc., Class A *	10,496	76,201
Warner Bros Discovery, Inc. *	1,186,257	15,587,417
Warner Music Group Corp., Class A	62,257	2,073,158
WideOpenWest, Inc. *	29,117	235,848
World Wrestling Entertainment, Inc., Class A	23,327	2,252,222
Yelp, Inc. *	36,751	1,574,780
Ziff Davis, Inc. *	24,966	1,663,984
ZipRecruiter, Inc., Class A *	24,593	373,568
ZoomInfo Technologies, Inc. *	144,556	2,604,899
		1,703,939,855

Pharmaceuticals, Biotechnology & Life Sciences 7.7%
10X Genomics, Inc., Class A *	52,480	2,721,088
2seventy bio, Inc. *	27,695	143,737
4D Molecular Therapeutics, Inc. *	19,928	324,428
AbbVie, Inc.	942,090	138,449,546
Absci Corp. *	25,362	45,398
ACADIA Pharmaceuticals, Inc. *	63,567	1,717,580
ACELYRIN, Inc. *	16,579	419,946
Aclaris Therapeutics, Inc. *	32,036	239,629
Acrivon Therapeutics, Inc. *	4,150	48,638
Adaptive Biotechnologies Corp. *	61,535	416,592
Agenus, Inc. *	161,172	222,417
Agilent Technologies, Inc.	158,031	19,132,813
Agios Pharmaceuticals, Inc. *	29,146	799,475
Akero Therapeutics, Inc. *	19,942	989,721
Akoya Biosciences, Inc. *	10,385	54,002
Alector, Inc. *	36,201	197,295
See financial notes
Schwab U.S. Equity ETFs | Annual Report45

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Alkermes plc *	87,917	2,566,297
Allogene Therapeutics, Inc. *	48,131	187,230
Allovir, Inc. *	24,351	76,219
Alnylam Pharmaceuticals, Inc. *	66,485	13,152,063
ALX Oncology Holdings, Inc. *	14,595	62,175
Amgen, Inc.	285,451	73,172,509
Amicus Therapeutics, Inc. *	134,703	1,726,892
Amneal Pharmaceuticals, Inc. *	57,383	234,696
Amphastar Pharmaceuticals, Inc. *	20,615	1,098,986
Amylyx Pharmaceuticals, Inc. *	21,835	470,763
AnaptysBio, Inc. *	9,233	181,705
Anavex Life Sciences Corp. *	45,094	356,243
Anika Therapeutics, Inc. *	7,652	136,588
Apellis Pharmaceuticals, Inc. *	52,825	2,229,743
Arcellx, Inc. *	15,843	567,813
Arcturus Therapeutics Holdings, Inc. *	12,690	385,142
Arcus Biosciences, Inc. *	27,522	564,201
Arcutis Biotherapeutics, Inc. *	23,254	198,589
Arrowhead Pharmaceuticals, Inc. *	57,140	1,579,350
Arvinas, Inc. *	25,523	720,004
Atara Biotherapeutics, Inc. *	57,976	84,645
Atea Pharmaceuticals, Inc. *	44,007	147,864
Avantor, Inc. *	361,601	7,828,662
Avid Bioservices, Inc. *	32,474	383,193
Avidity Biosciences, Inc. *	39,164	296,080
Axsome Therapeutics, Inc. *	19,844	1,603,395
Azenta, Inc. *	35,019	1,976,122
Beam Therapeutics, Inc. *	34,443	798,389
BioCryst Pharmaceuticals, Inc. *	101,105	718,857
Biogen, Inc. *	77,157	20,628,696
Biohaven Ltd. *	34,159	624,768
BioLife Solutions, Inc. *	18,137	239,590
BioMarin Pharmaceutical, Inc. *	100,178	9,154,266
Bio-Rad Laboratories, Inc., Class A *	11,395	4,560,279
Bio-Techne Corp.	84,275	6,607,160
Bioxcel Therapeutics, Inc. *	11,031	41,697
Blueprint Medicines Corp. *	32,449	1,617,907
Bridgebio Pharma, Inc. *	64,762	1,937,031
Bristol-Myers Squibb Co.	1,122,383	69,194,912
Bruker Corp.	53,121	3,484,738
C4 Therapeutics, Inc. *	26,033	75,496
Cara Therapeutics, Inc. *	38,831	99,796
CareDx, Inc. *	27,778	258,613
Caribou Biosciences, Inc. *	28,855	169,956
Cassava Sciences, Inc. *(a)	21,181	444,166
Catalent, Inc. *	95,726	4,783,428
Catalyst Pharmaceuticals, Inc. *	53,611	752,698
Celldex Therapeutics, Inc. *	24,728	689,911
Century Therapeutics, Inc. *	11,163	27,684
Cerevel Therapeutics Holdings, Inc. *	34,966	828,694
Charles River Laboratories International, Inc. *	27,404	5,667,695
Codexis, Inc. *	33,964	59,097
Coherus Biosciences, Inc. *	34,840	185,697
Collegium Pharmaceutical, Inc. *	18,405	431,045
Corcept Therapeutics, Inc. *	48,044	1,572,480
Crinetics Pharmaceuticals, Inc. *	24,675	427,371
CRISPR Therapeutics AG *	41,958	2,098,320
CryoPort, Inc. *	24,534	345,929
Cullinan Oncology, Inc. *	13,500	139,725
Cytek Biosciences, Inc. *	42,172	320,507
Cytokinetics, Inc. *	51,752	1,808,215
Danaher Corp.	354,472	93,935,080
Day One Biopharmaceuticals, Inc. *	18,850	254,287
Deciphera Pharmaceuticals, Inc. *	29,851	419,108
Denali Therapeutics, Inc. *	59,526	1,374,455
Design Therapeutics, Inc. *	15,525	38,502
Dynavax Technologies Corp. *	62,851	902,540
SECURITY	NUMBER OF SHARES	VALUE ($)
Dyne Therapeutics, Inc. *	16,882	192,455
Eagle Pharmaceuticals, Inc. *	5,378	91,157
Edgewise Therapeutics, Inc. *	22,756	142,225
Editas Medicine, Inc. *	36,134	321,954
Elanco Animal Health, Inc. *	249,083	3,038,813
Eli Lilly & Co.	420,825	233,221,215
Emergent BioSolutions, Inc. *	22,857	107,199
Enanta Pharmaceuticals, Inc. *	11,095	164,761
Entrada Therapeutics, Inc. *	9,207	135,527
EQRx, Inc. *	122,229	279,904
Erasca, Inc. *	44,033	114,045
Exact Sciences Corp. *	96,277	8,055,497
Exelixis, Inc. *	174,672	3,910,906
Fate Therapeutics, Inc. *	44,895	112,686
FibroGen, Inc. *	49,182	47,215
Fortrea Holdings, Inc. *	46,901	1,292,123
G1 Therapeutics, Inc. *	28,630	47,812
Genelux Corp. *	740	17,893
Generation Bio Co. *	33,862	161,860
Gilead Sciences, Inc.	666,089	50,942,487
Gossamer Bio, Inc. *	46,210	48,058
Halozyme Therapeutics, Inc. *	70,404	2,996,394
Harmony Biosciences Holdings, Inc. *	15,487	561,404
Heron Therapeutics, Inc. *	76,555	125,550
HilleVax, Inc. *	6,807	90,805
Horizon Therapeutics plc *	121,092	13,651,912
Humacyte, Inc. *(a)	22,187	84,976
IGM Biosciences, Inc. *	4,931	35,257
Illumina, Inc. *	84,020	13,881,784
ImmunityBio, Inc. *(a)	75,411	121,412
ImmunoGen, Inc. *	124,284	1,968,659
Immunovant, Inc. *	29,729	675,146
Incyte Corp. *	98,869	6,380,017
Inhibrx, Inc. *	16,749	358,429
Innoviva, Inc. *	30,514	389,054
Inovio Pharmaceuticals, Inc. *	235,069	105,758
Insmed, Inc. *	73,638	1,611,936
Instil Bio, Inc. *	55,456	25,016
Intellia Therapeutics, Inc. *	47,206	1,769,281
Intra-Cellular Therapies, Inc. *	47,851	2,656,688
Invivyd, Inc. *(a)	33,524	62,355
Ionis Pharmaceuticals, Inc. *	76,935	3,098,172
Iovance Biotherapeutics, Inc. *	119,707	723,030
IQVIA Holdings, Inc. *	98,703	21,974,249
Ironwood Pharmaceuticals, Inc. *	70,670	621,896
iTeos Therapeutics, Inc. *	13,523	163,155
Jazz Pharmaceuticals plc *	34,215	4,905,062
Johnson & Johnson	1,286,079	207,933,253
Karuna Therapeutics, Inc. *	16,146	3,031,573
Keros Therapeutics, Inc. *	9,958	349,625
Kinnate Biopharma, Inc. *	8,087	18,034
Kodiak Sciences, Inc. *	19,478	42,852
Kronos Bio, Inc. *	29,509	41,018
Krystal Biotech, Inc. *	11,712	1,457,910
Kura Oncology, Inc. *	32,869	326,389
Kymera Therapeutics, Inc. *	21,043	401,500
Lexicon Pharmaceuticals, Inc. *	54,343	93,470
Ligand Pharmaceuticals, Inc. *	9,070	596,534
Lyell Immunopharma, Inc. *	76,172	182,051
MacroGenics, Inc. *	32,319	150,607
Madrigal Pharmaceuticals, Inc. *	6,892	1,240,560
MannKind Corp. *	137,736	634,963
Maravai LifeSciences Holdings, Inc., Class A *	59,233	612,469
Medpace Holdings, Inc. *	13,193	3,565,672
Merck & Co., Inc.	1,355,388	147,710,184
Mersana Therapeutics, Inc. *	55,291	61,373
Mesa Laboratories, Inc.	2,759	395,530
See financial notes
46Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mettler-Toledo International, Inc. *	11,758	14,268,098
MiMedx Group, Inc. *	60,337	447,701
Mind Medicine MindMed, Inc. *	23,967	99,463
Mineralys Therapeutics, Inc. *	6,494	83,383
Mirati Therapeutics, Inc. *	32,945	1,225,554
Moderna, Inc. *	175,327	19,824,224
Monte Rosa Therapeutics, Inc. *	15,607	91,613
Morphic Holding, Inc. *	19,449	1,071,251
Myriad Genetics, Inc. *	43,026	768,014
NanoString Technologies, Inc. *	38,195	97,779
Natera, Inc. *	61,057	3,585,878
Nektar Therapeutics *	117,014	69,623
Neurocrine Biosciences, Inc. *	52,042	5,666,853
Nkarta, Inc. *	18,565	31,932
Novavax, Inc. *(a)	46,713	373,704
Nurix Therapeutics, Inc. *	24,789	210,707
Nuvation Bio, Inc. *	70,241	115,195
Ocean Biomedical, Inc. *(a)	7,978	35,981
Ocugen, Inc. *	150,671	64,954
Omeros Corp. *(a)	32,978	114,104
OmniAb, Inc. *	53,982	313,096
Organogenesis Holdings, Inc. *	42,992	120,378
Organon & Co.	135,438	2,974,218
Pacific Biosciences of California, Inc. *	124,166	1,400,592
Pacira BioSciences, Inc. *	24,924	879,817
Perrigo Co., plc	72,572	2,540,020
Pfizer, Inc.	3,013,488	106,617,205
Phathom Pharmaceuticals, Inc. *	12,158	174,954
Phibro Animal Health Corp., Class A	10,877	151,734
Pliant Therapeutics, Inc. *	24,351	411,045
PMV Pharmaceuticals, Inc. *	18,820	135,880
Poseida Therapeutics, Inc. *	27,215	56,879
Precigen, Inc. *	98,356	172,123
Prelude Therapeutics, Inc. *	8,957	33,410
Prestige Consumer Healthcare, Inc. *	26,583	1,550,586
Prime Medicine, Inc. *	5,170	68,451
Protagonist Therapeutics, Inc. *	28,706	568,953
Prothena Corp. plc *	21,687	1,145,507
PTC Therapeutics, Inc. *	39,676	1,567,202
Quanterix Corp. *	19,400	519,920
RAPT Therapeutics, Inc. *	13,294	253,915
Reata Pharmaceuticals, Inc., Class A *	15,517	2,622,373
Recursion Pharmaceuticals, Inc., Class A *	70,350	612,045
Regeneron Pharmaceuticals, Inc. *	57,693	47,682,688
REGENXBIO, Inc. *	21,414	379,028
Relay Therapeutics, Inc. *	46,815	478,449
Repligen Corp. *	27,589	4,798,003
Replimune Group, Inc. *	20,327	415,077
Revance Therapeutics, Inc. *	45,465	801,548
REVOLUTION Medicines, Inc. *	49,489	1,681,141
Revvity, Inc.	66,483	7,780,505
Rhythm Pharmaceuticals, Inc. *	23,744	617,581
Rocket Pharmaceuticals, Inc. *	31,362	490,815
Roivant Sciences Ltd. *	60,217	696,711
Royalty Pharma plc, Class A	201,088	5,996,444
Sage Therapeutics, Inc. *	27,817	556,340
Sana Biotechnology, Inc. *	50,451	269,913
Sarepta Therapeutics, Inc. *	49,729	6,017,706
Scholar Rock Holding Corp. *	18,890	118,063
Scilex Holding Co. *(c)	38,288	108,187
Seagen, Inc. *	74,239	15,298,431
Seer, Inc. *	21,005	55,243
Seres Therapeutics, Inc. *	48,955	168,895
SIGA Technologies, Inc.	20,794	95,444
SomaLogic, Inc. *	90,284	199,528
Sotera Health Co. *	53,431	862,376
SpringWorks Therapeutics, Inc. *	23,936	674,516
SECURITY	NUMBER OF SHARES	VALUE ($)
Stoke Therapeutics, Inc. *	15,083	84,766
Supernus Pharmaceuticals, Inc. *	29,724	946,412
Syndax Pharmaceuticals, Inc. *	35,478	656,698
Syneos Health, Inc. *	55,263	2,361,388
Tarsus Pharmaceuticals, Inc. *	9,988	174,890
TG Therapeutics, Inc. *	75,777	793,385
TherapeuticsMD, Inc. *	8,619	32,666
Theravance Biopharma, Inc. *	27,555	262,324
Thermo Fisher Scientific, Inc.	206,039	114,784,327
Third Harmonic Bio, Inc. *	6,349	38,538
Travere Therapeutics, Inc. *	34,765	496,444
Twist Bioscience Corp. *	30,437	669,310
Tyra Biosciences, Inc. *	6,026	91,776
Ultragenyx Pharmaceutical, Inc. *	37,572	1,382,274
uniQure N.V. *	22,791	198,510
United Therapeutics Corp. *	24,966	5,601,372
Vanda Pharmaceuticals, Inc. *	27,750	144,023
Vaxart, Inc. *	83,614	68,781
Vaxcyte, Inc. *	40,930	2,125,086
Ventyx Biosciences, Inc. *	14,898	499,083
Veracyte, Inc. *	39,147	1,033,481
Vericel Corp. *	25,720	844,388
Vertex Pharmaceuticals, Inc. *	137,465	47,884,558
Verve Therapeutics, Inc. *	21,504	276,756
Viatris, Inc.	638,736	6,866,412
Vir Biotechnology, Inc. *	40,870	517,414
Waters Corp. *	31,577	8,866,822
West Pharmaceutical Services, Inc.	39,661	16,138,061
Xencor, Inc. *	32,147	706,591
Y-mAbs Therapeutics, Inc. *	16,951	85,942
Zentalis Pharmaceuticals, Inc. *	31,881	846,759
Zoetis, Inc.	246,782	47,014,439
Zura Bio Ltd. *	6,798	46,770
		1,797,876,407

Real Estate Management & Development 0.2%
Anywhere Real Estate, Inc. *	60,964	399,924
CBRE Group, Inc., Class A *	165,752	14,097,208
Compass, Inc., Class A *	144,716	520,978
CoStar Group, Inc. *	218,344	17,902,024
Cushman & Wakefield plc *	88,338	811,826
DigitalBridge Group, Inc.	78,923	1,374,839
Doma Holdings, Inc. *	3,023	19,226
eXp World Holdings, Inc.	39,093	751,367
Forestar Group, Inc. *	12,268	349,761
FRP Holdings, Inc. *	3,539	201,617
Howard Hughes Holdings, Inc. *	18,571	1,460,609
Jones Lang LaSalle, Inc. *	25,435	4,395,168
Kennedy-Wilson Holdings, Inc.	63,579	1,015,357
Marcus & Millichap, Inc.	13,339	444,189
Newmark Group, Inc., Class A	68,186	483,439
Offerpad Solutions, Inc. *	11,454	149,360
Opendoor Technologies, Inc. *	284,309	1,108,805
RE/MAX Holdings, Inc., Class A	10,409	168,626
Redfin Corp. *	60,632	577,217
Seritage Growth Properties, Class A *	20,288	153,174
Tejon Ranch Co. *	13,897	231,802
The RMR Group, Inc., Class A	7,974	201,583
The St. Joe Co.	17,648	1,089,587
WeWork, Inc., Class A *	388,486	45,841
Zillow Group, Inc., Class C *	115,243	6,011,075
		53,964,602

Semiconductors & Semiconductor Equipment 7.0%
ACM Research, Inc., Class A *	22,988	403,669
Advanced Micro Devices, Inc. *	860,072	90,926,812
See financial notes
Schwab U.S. Equity ETFs | Annual Report47

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Allegro MicroSystems, Inc. *	34,924	1,335,843
Alpha & Omega Semiconductor Ltd. *	11,575	365,191
Ambarella, Inc. *	20,270	1,259,780
Amkor Technology, Inc.	54,311	1,518,536
Analog Devices, Inc.	270,051	49,089,871
Applied Materials, Inc.	451,571	68,981,986
Axcelis Technologies, Inc. *	17,438	3,350,712
Broadcom, Inc.	222,674	205,503,608
CEVA, Inc. *	12,230	283,981
Cirrus Logic, Inc. *	29,395	2,411,566
Cohu, Inc. *	25,440	951,202
Credo Technology Group Holding Ltd. *	50,469	830,720
Diodes, Inc. *	24,259	1,985,599
Enphase Energy, Inc. *	73,208	9,263,008
Entegris, Inc.	79,957	8,097,245
First Solar, Inc. *	53,033	10,029,601
FormFactor, Inc. *	41,320	1,459,422
Ichor Holdings Ltd. *	15,192	556,483
Impinj, Inc. *	11,814	786,458
Intel Corp.	2,225,254	78,195,425
KLA Corp.	73,286	36,780,045
Kulicke & Soffa Industries, Inc.	30,133	1,558,780
Lam Research Corp.	71,695	50,358,568
Lattice Semiconductor Corp. *	73,458	7,144,525
MACOM Technology Solutions Holdings, Inc. *	27,411	2,317,874
Marvell Technology, Inc.	459,326	26,755,739
MaxLinear, Inc. *	39,906	937,791
Microchip Technology, Inc.	292,463	23,935,172
Micron Technology, Inc.	582,689	40,753,269
MKS Instruments, Inc.	30,515	3,058,518
Monolithic Power Systems, Inc.	24,047	12,533,537
Navitas Semiconductor Corp. *	45,165	398,807
NVIDIA Corp.	1,320,672	651,817,666
NXP Semiconductors N.V.	139,273	28,651,242
ON Semiconductor Corp. *	230,634	22,708,224
Onto Innovation, Inc. *	26,051	3,620,568
PDF Solutions, Inc. *	15,866	576,570
Photronics, Inc. *	33,876	804,894
Power Integrations, Inc.	30,561	2,567,735
Qorvo, Inc. *	53,145	5,707,241
QUALCOMM, Inc.	595,497	68,202,271
Rambus, Inc. *	57,978	3,274,018
Rigetti Computing, Inc. *	53,437	96,187
Semtech Corp. *	33,626	879,320
Silicon Laboratories, Inc. *	16,995	2,291,946
SiTime Corp. *	8,741	1,159,843
SkyWater Technology, Inc. *	6,449	43,208
Skyworks Solutions, Inc.	84,992	9,242,030
SMART Global Holdings, Inc. *	27,282	704,694
SolarEdge Technologies, Inc. *	30,088	4,891,406
Synaptics, Inc. *	20,906	1,830,111
Teradyne, Inc.	82,529	8,902,403
Texas Instruments, Inc.	485,449	81,584,559
Ultra Clean Holdings, Inc. *	23,400	822,744
Universal Display Corp.	23,337	3,793,663
Veeco Instruments, Inc. *	26,848	783,693
Wolfspeed, Inc. *	67,013	3,204,562
		1,652,280,141

Software & Services 11.4%
8x8, Inc. *	61,483	199,820
A10 Networks, Inc.	34,698	516,653
Accenture plc, Class A	337,507	109,274,641
ACI Worldwide, Inc. *	57,213	1,389,132
Adeia, Inc.	55,313	556,449
SECURITY	NUMBER OF SHARES	VALUE ($)
Adobe, Inc. *	244,992	137,033,825
Agilysys, Inc. *	10,543	743,756
Akamai Technologies, Inc. *	81,278	8,541,505
Alarm.com Holdings, Inc. *	26,814	1,570,496
Alkami Technology, Inc. *	19,311	336,398
Altair Engineering, Inc., Class A *	28,454	1,891,622
Alteryx, Inc., Class A *	34,016	1,004,152
Amplitude, Inc., Class A *	34,957	408,298
ANSYS, Inc. *	46,287	14,759,536
Appfolio, Inc., Class A *	10,153	1,957,194
Appian Corp., Class A *	22,716	1,106,269
AppLovin Corp., Class A *	67,474	2,916,226
Asana, Inc., Class A *	42,360	910,316
Aspen Technology, Inc. *	15,541	3,014,954
Atlassian Corp., Class A *	80,714	16,470,499
Aurora Innovation, Inc. *	247,517	784,629
Autodesk, Inc. *	113,788	25,254,109
AvePoint, Inc. *	46,307	321,371
Bentley Systems, Inc., Class B	106,625	5,321,654
BigCommerce Holdings, Inc. *	34,840	369,304
Bill Holdings, Inc. *	51,104	5,892,291
Black Knight, Inc. *	83,406	6,318,839
Blackbaud, Inc. *	23,977	1,824,889
Blackline, Inc. *	29,880	1,794,593
Blend Labs, Inc., Class A *(a)	87,112	101,050
Box, Inc., Class A *	76,437	2,024,052
Braze, Inc., Class A *	20,878	965,816
C3.ai, Inc., Class A *(a)	46,911	1,455,179
Cadence Design Systems, Inc. *	145,570	35,000,851
CCC Intelligent Solutions Holdings, Inc. *	55,015	588,660
Cerence, Inc. *	21,591	563,525
Cipher Mining, Inc. *(a)	26,515	84,583
Clear Secure, Inc., Class A	43,978	956,082
Clearwater Analytics Holdings, Inc., Class A *	42,722	775,404
Cloudflare, Inc., Class A *	154,668	10,058,060
Cognizant Technology Solutions Corp., Class A	272,325	19,501,193
CommVault Systems, Inc. *	23,244	1,587,798
Confluent, Inc., Class A *	100,402	3,322,302
Consensus Cloud Solutions, Inc. *	9,250	295,352
Couchbase, Inc. *	12,975	221,872
Crowdstrike Holdings, Inc., Class A *	119,773	19,526,592
CS Disco, Inc. *	10,937	103,901
Datadog, Inc., Class A *	134,575	12,983,796
Digital Turbine, Inc. *	49,155	437,971
DigitalOcean Holdings, Inc. *	30,081	813,691
DocuSign, Inc. *	108,161	5,440,498
Dolby Laboratories, Inc., Class A	31,735	2,680,655
Domo, Inc., Class B *	16,951	180,698
DoubleVerify Holdings, Inc. *	54,132	1,830,203
Dropbox, Inc., Class A *	145,082	4,031,829
D-Wave Quantum, Inc. *(a)	29,539	34,265
DXC Technology Co. *	121,187	2,513,418
Dynatrace, Inc. *	115,396	5,562,087
E2open Parent Holdings, Inc. *	91,302	440,989
Ebix, Inc.	12,257	204,692
Elastic N.V. *	41,992	2,598,465
Enfusion, Inc., Class A *	9,368	80,003
EngageSmart, Inc. *	15,425	273,177
Envestnet, Inc. *	28,823	1,574,600
EPAM Systems, Inc. *	30,928	8,010,043
Everbridge, Inc. *	21,525	534,035
EverCommerce, Inc. *	15,350	162,249
Expensify, Inc., Class A *	23,334	100,103
Fair Isaac Corp. *	13,301	12,031,952
Fastly, Inc., Class A *	60,688	1,443,768
See financial notes
48Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Five9, Inc. *	38,269	2,769,528
Fortinet, Inc. *	348,117	20,960,125
Freshworks, Inc., Class A *	89,947	1,967,141
Gartner, Inc. *	42,158	14,741,809
Gen Digital, Inc.	304,698	6,170,134
Gitlab, Inc., Class A *	35,337	1,673,914
GoDaddy, Inc., Class A *	81,935	5,941,107
Grid Dynamics Holdings, Inc. *	29,343	341,259
Guidewire Software, Inc. *	43,341	3,745,963
HashiCorp, Inc., Class A *	51,307	1,496,112
HubSpot, Inc. *	26,470	14,466,384
Informatica, Inc., Class A *	20,680	433,246
Instructure Holdings, Inc. *	8,957	232,076
Intapp, Inc. *	11,534	422,260
InterDigital, Inc.	14,314	1,241,167
International Business Machines Corp.	484,941	71,203,887
Intuit, Inc.	149,802	81,164,222
Jamf Holding Corp. *	23,705	399,666
Kaltura, Inc. *	36,885	69,713
Kyndryl Holdings, Inc. *	110,526	1,865,679
LivePerson, Inc. *	49,293	207,031
LiveRamp Holdings, Inc. *	34,388	1,112,108
Manhattan Associates, Inc. *	32,993	6,685,042
Marathon Digital Holdings, Inc. *(a)	89,740	1,128,032
MariaDB plc *	19,768	11,507
Matterport, Inc. *	130,020	348,454
MeridianLink, Inc. *	10,556	186,947
Microsoft Corp.	3,970,952	1,301,519,227
MicroStrategy, Inc., Class A *	5,853	2,092,623
Model N, Inc. *	18,377	496,179
MongoDB, Inc. *	37,410	14,264,433
N-Able, Inc. *	37,235	497,832
nCino, Inc. *	41,727	1,371,566
NCR Corp. *	75,405	2,319,458
New Relic, Inc. *	31,252	2,659,858
NextNav, Inc. *	18,242	78,805
Nutanix, Inc., Class A *	122,442	3,807,946
Okta, Inc. *	82,878	6,921,142
ON24, Inc.	22,555	154,727
OneSpan, Inc. *	19,744	241,864
Oracle Corp.	822,449	99,014,635
PagerDuty, Inc. *	45,908	1,182,590
Palantir Technologies, Inc., Class A *	957,256	14,339,695
Palo Alto Networks, Inc. *	161,555	39,306,331
Pegasystems, Inc.	22,171	1,101,012
Perficient, Inc. *	18,864	1,203,335
Porch Group, Inc. *	38,028	32,134
PowerSchool Holdings, Inc., Class A *	21,186	468,634
Procore Technologies, Inc. *	37,573	2,538,056
Progress Software Corp.	23,040	1,401,754
PROS Holdings, Inc. *	22,005	789,099
PTC, Inc. *	57,085	8,401,199
Q2 Holdings, Inc. *	31,249	1,075,278
Qualys, Inc. *	17,938	2,792,050
Rackspace Technology, Inc. *	35,433	88,582
Rapid7, Inc. *	32,617	1,643,571
RingCentral, Inc., Class A *	41,795	1,292,719
Riot Platforms, Inc. *	95,746	1,086,717
Roper Technologies, Inc.	57,110	28,501,317
Salesforce, Inc. *	522,517	115,716,615
Samsara, Inc., Class A *	65,629	1,795,609
SentinelOne, Inc., Class A *	126,078	2,096,677
ServiceNow, Inc. *	108,679	63,993,456
Smartsheet, Inc., Class A *	70,986	2,962,246
Snowflake, Inc., Class A *	153,918	24,142,038
SolarWinds Corp. *	25,916	276,005
SoundHound AI, Inc., Class A *(a)	75,200	189,504
SECURITY	NUMBER OF SHARES	VALUE ($)
Splunk, Inc. *	81,367	9,866,562
Sprinklr, Inc., Class A *	42,235	639,016
Sprout Social, Inc., Class A *	25,529	1,366,823
SPS Commerce, Inc. *	19,457	3,621,531
Squarespace, Inc., Class A *	22,110	666,616
Synopsys, Inc. *	81,300	37,307,757
Telos Corp. *	24,860	64,885
Tenable Holdings, Inc. *	61,556	2,792,796
Teradata Corp. *	53,596	2,479,887
Thoughtworks Holding, Inc. *	34,285	170,396
Tucows, Inc., Class A *	4,729	111,841
Twilio, Inc., Class A *	93,745	5,972,494
Tyler Technologies, Inc. *	22,360	8,908,895
UiPath, Inc., Class A *	191,829	3,032,816
Unisys Corp. *	34,223	137,919
Unity Software, Inc. *	119,449	4,427,974
Upland Software, Inc. *	20,831	73,950
Varonis Systems, Inc. *	58,854	1,879,208
Verint Systems, Inc. *	33,945	1,099,479
VeriSign, Inc. *	48,795	10,139,113
VMware, Inc., Class A *	111,994	18,902,347
Workday, Inc., Class A *	109,334	26,732,163
Workiva, Inc. *	24,955	2,791,217
Xperi, Inc. *	22,067	260,391
Yext, Inc. *	55,063	482,352
Zeta Global Holdings Corp., Class A *	70,332	571,799
Zoom Video Communications, Inc., Class A *	117,991	8,380,901
Zscaler, Inc. *	45,770	7,142,408
Zuora, Inc., Class A *	67,505	614,971
		2,669,058,417

Technology Hardware & Equipment 8.3%
908 Devices, Inc. *	10,730	77,149
ADTRAN Holdings, Inc.	37,194	318,009
Advanced Energy Industries, Inc.	19,999	2,361,282
Aeva Technologies, Inc. *	63,572	59,923
AEye, Inc. *	75,509	19,632
Amphenol Corp., Class A	317,905	28,096,444
Apple Inc.	7,896,196	1,483,458,165
Arista Networks, Inc. *	133,447	26,052,858
Arrow Electronics, Inc. *	30,010	4,004,234
Avid Technology, Inc. *	18,272	487,132
Avnet, Inc.	48,348	2,453,661
Badger Meter, Inc.	15,723	2,611,276
Belden, Inc.	22,848	2,145,427
Benchmark Electronics, Inc.	19,126	492,303
Calix, Inc. *	30,709	1,428,276
Casa Systems, Inc. *	20,928	20,300
CDW Corp.	72,162	15,237,006
Ciena Corp. *	80,060	4,001,399
Cisco Systems, Inc.	2,186,845	125,415,561
Clearfield, Inc. *	6,807	239,266
Cognex Corp.	90,866	4,277,971
Coherent Corp. *	75,050	2,824,131
CommScope Holding Co., Inc. *	110,756	369,925
Comtech Telecommunications Corp.	16,496	165,785
Corning, Inc.	406,623	13,345,367
Corsair Gaming, Inc. *	21,322	335,182
Crane NXT Co.	25,569	1,517,776
CTS Corp.	16,961	757,309
Dell Technologies, Inc., Class C	136,470	7,675,073
Digi International, Inc. *	19,624	655,049
ePlus, Inc. *	14,213	943,459
Evolv Technologies Holdings, Inc. *	40,516	283,207
Extreme Networks, Inc. *	68,580	1,882,521
F5, Inc. *	32,067	5,248,085
See financial notes
Schwab U.S. Equity ETFs | Annual Report49

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Fabrinet *	19,354	3,111,543
FARO Technologies, Inc. *	9,909	157,157
Harmonic, Inc. *	60,140	642,295
Hewlett Packard Enterprise Co.	692,048	11,757,896
HP, Inc.	462,501	13,740,905
Infinera Corp. *	109,982	514,716
Inseego Corp. *	42,564	27,049
Insight Enterprises, Inc. *	15,379	2,462,024
IonQ, Inc. *	83,897	1,442,189
IPG Photonics Corp. *	16,619	1,800,835
Itron, Inc. *	24,429	1,671,188
Jabil, Inc.	70,663	8,085,260
Juniper Networks, Inc.	170,849	4,975,123
Keysight Technologies, Inc. *	94,600	12,610,180
Kimball Electronics, Inc. *	13,749	415,082
Knowles Corp. *	50,798	814,292
Lightwave Logic, Inc. *(a)	60,088	379,155
Littelfuse, Inc.	13,310	3,554,835
Lumentum Holdings, Inc. *	36,368	1,968,600
Methode Electronics, Inc.	19,297	622,328
MicroVision, Inc. *(a)	95,265	240,068
Mirion Technologies, Inc. *	66,002	563,657
Motorola Solutions, Inc.	89,885	25,488,689
Movella Holdings, Inc. *	15,916	12,660
Napco Security Technologies, Inc.	15,371	380,893
National Instruments Corp.	70,052	4,175,099
NetApp, Inc.	114,073	8,749,399
NETGEAR, Inc. *	16,134	212,646
NetScout Systems, Inc. *	35,789	1,024,639
nLight, Inc. *	23,751	270,999
Novanta, Inc. *	18,983	3,169,781
OSI Systems, Inc. *	8,239	1,123,388
Ouster, Inc. *	15,416	86,792
PAR Technology Corp. *	14,958	650,374
PC Connection, Inc.	5,785	307,299
Plexus Corp. *	14,648	1,487,504
Presto Automation, Inc. *	14,224	47,366
Pure Storage, Inc., Class A *	154,502	5,653,228
Ribbon Communications, Inc. *	48,417	143,314
Rogers Corp. *	9,842	1,422,267
Sanmina Corp. *	30,916	1,722,021
ScanSource, Inc. *	12,720	416,962
Seagate Technology Holdings plc	103,457	7,323,721
SmartRent, Inc. *	67,564	229,718
Super Micro Computer, Inc. *	24,351	6,698,473
TD SYNNEX Corp.	22,255	2,264,446
TE Connectivity Ltd.	167,521	22,178,105
Teledyne Technologies, Inc. *	25,089	10,494,729
Trimble, Inc. *	132,469	7,257,977
TTM Technologies, Inc. *	56,129	836,322
Ubiquiti, Inc.	2,172	380,165
ViaSat, Inc. *	41,091	1,139,864
Viavi Solutions, Inc. *	119,362	1,247,333
Vishay Intertechnology, Inc.	67,823	1,861,063
Vontier Corp.	83,399	2,619,563
Western Digital Corp. *	171,684	7,725,780
Xerox Holdings Corp.	61,673	979,984
Zebra Technologies Corp., Class A *	27,190	7,477,522
		1,948,076,605

Telecommunication Services 0.8%
Anterix, Inc. *	10,671	353,103
AT&T, Inc.	3,813,185	56,397,006
ATN International, Inc.	5,570	199,796
Bandwidth, Inc., Class A *	12,385	177,973
Cogent Communications Holdings, Inc.	22,868	1,614,024
SECURITY	NUMBER OF SHARES	VALUE ($)
Consolidated Communications Holdings, Inc. *	40,257	159,015
EchoStar Corp., Class A *	18,302	318,089
Frontier Communications Parent, Inc. *	119,252	1,910,417
GCI Liberty, Inc. *(c)	47,809	8,632
Globalstar, Inc. *	397,314	572,132
Gogo, Inc. *	35,988	408,464
IDT Corp., Class B *	11,152	260,734
Iridium Communications, Inc.	67,116	3,285,328
Liberty Global plc, Class C *	216,905	4,303,395
Liberty Latin America Ltd., Class A *	5,246	46,899
Liberty Latin America Ltd., Class C *	90,870	814,195
Lumen Technologies, Inc. *	502,530	799,023
Radius Global Infrastructure, Inc., Class A *	41,591	620,538
Shenandoah Telecommunications Co.	27,362	622,212
Telephone and Data Systems, Inc.	53,864	1,157,537
T-Mobile US, Inc. *	307,504	41,897,420
United States Cellular Corp. *	7,821	358,749
Verizon Communications, Inc.	2,243,702	78,484,696
		194,769,377

Transportation 1.8%
Air Transport Services Group, Inc. *	29,869	643,976
Alaska Air Group, Inc. *	67,803	2,845,692
Allegiant Travel Co.	8,571	761,448
American Airlines Group, Inc. *	349,840	5,153,143
ArcBest Corp.	12,778	1,349,229
Avis Budget Group, Inc. *	12,700	2,710,053
C.H. Robinson Worldwide, Inc.	62,172	5,622,214
CSX Corp.	1,085,915	32,794,633
Daseke, Inc. *	23,430	124,179
Delta Air Lines, Inc.	342,992	14,707,497
Expeditors International of Washington, Inc.	81,575	9,520,618
FedEx Corp.	123,477	32,229,967
Forward Air Corp.	13,748	973,633
Frontier Group Holdings, Inc. *	20,144	126,504
GXO Logistics, Inc. *	63,391	4,055,122
Hawaiian Holdings, Inc. *	29,413	252,364
Heartland Express, Inc.	25,613	386,500
Hertz Global Holdings, Inc. *	82,842	1,404,172
Hub Group, Inc., Class A *	17,313	1,351,107
J.B. Hunt Transport Services, Inc.	44,323	8,327,405
JetBlue Airways Corp. *	176,978	1,047,710
Joby Aviation, Inc. *	180,694	1,346,170
Kirby Corp. *	32,092	2,658,180
Knight-Swift Transportation Holdings, Inc.	85,657	4,695,717
Landstar System, Inc.	19,238	3,651,565
Lyft, Inc., Class A *	177,217	2,087,616
Marten Transport Ltd.	31,325	657,825
Matson, Inc.	19,149	1,682,814
Norfolk Southern Corp.	121,629	24,935,161
Old Dominion Freight Line, Inc.	48,047	20,533,846
RXO, Inc. *	62,980	1,138,678
Ryder System, Inc.	24,704	2,487,693
Saia, Inc. *	14,169	6,038,828
Schneider National, Inc., Class B	19,191	554,812
SkyWest, Inc. *	23,842	1,075,274
Southwest Airlines Co.	318,330	10,059,228
Spirit Airlines, Inc.	58,562	966,273
Sun Country Airlines Holdings, Inc. *	21,761	324,021
TuSimple Holdings, Inc., Class A *	76,523	95,654
Uber Technologies, Inc. *	1,080,197	51,017,704
See financial notes
50Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
U-Haul Holding Co.	5,151	293,452
Union Pacific Corp.	325,915	71,887,072
United Airlines Holdings, Inc. *	175,015	8,717,497
United Parcel Service, Inc., Class B	387,062	65,568,303
Universal Logistics Holdings, Inc.	3,740	101,429
Werner Enterprises, Inc.	31,560	1,313,212
XPO, Inc. *	61,663	4,601,910
		414,877,100

Utilities 2.3%
ALLETE, Inc.	30,321	1,664,623
Alliant Energy Corp.	133,980	6,721,777
Altus Power, Inc. *	20,931	135,214
Ameren Corp.	140,273	11,119,441
American Electric Power Co., Inc.	275,703	21,615,115
American States Water Co.	19,765	1,664,411
American Water Works Co., Inc.	103,421	14,348,630
Atmos Energy Corp.	78,012	9,045,491
Avangrid, Inc.	37,432	1,291,404
Avista Corp.	40,863	1,360,329
Black Hills Corp.	35,646	1,960,530
California Water Service Group	30,159	1,515,490
CenterPoint Energy, Inc.	337,105	9,401,858
Chesapeake Utilities Corp.	9,466	1,042,207
Clearway Energy, Inc., Class C	61,851	1,532,049
CMS Energy Corp.	155,016	8,710,349
Consolidated Edison, Inc.	186,058	16,551,720
Constellation Energy Corp.	173,578	18,079,884
Dominion Energy, Inc.	447,586	21,725,824
DTE Energy Co.	110,138	11,386,066
Duke Energy Corp.	411,716	36,560,381
Edison International	204,582	14,085,471
Entergy Corp.	113,067	10,769,632
Essential Utilities, Inc.	128,849	4,754,528
Evergy, Inc.	122,434	6,730,197
Eversource Energy	186,761	11,919,087
Exelon Corp.	529,425	21,240,531
FirstEnergy Corp.	291,114	10,500,482
Hawaiian Electric Industries, Inc. (a)	58,226	816,329
IDACORP, Inc.	27,007	2,588,351
MGE Energy, Inc.	19,348	1,401,376
Middlesex Water Co.	9,320	701,423
Montauk Renewables, Inc. *	32,202	307,529
National Fuel Gas Co.	48,932	2,629,606
New Jersey Resources Corp.	51,031	2,151,977
NextEra Energy, Inc.	1,079,680	72,122,624
NiSource, Inc.	217,674	5,824,956
Northwest Natural Holding Co.	19,409	762,386
NorthWestern Corp.	31,961	1,610,834
NRG Energy, Inc.	122,739	4,608,849
OGE Energy Corp.	106,691	3,632,829
ONE Gas, Inc.	29,667	2,149,967
Ormat Technologies, Inc.	27,902	2,118,878
Otter Tail Corp.	22,009	1,812,881
PG&E Corp. *	862,639	14,061,016
Pinnacle West Capital Corp.	61,117	4,722,511
PNM Resources, Inc.	45,648	2,022,663
Portland General Electric Co.	51,698	2,267,474
PPL Corp.	393,631	9,809,285
SECURITY	NUMBER OF SHARES	VALUE ($)
Public Service Enterprise Group, Inc.	266,069	16,251,495
Sempra	335,927	23,588,794
SJW Group	14,832	975,352
Southwest Gas Holdings, Inc.	35,353	2,189,411
Spire, Inc.	28,182	1,646,111
Sunnova Energy International, Inc. *(a)	53,784	748,135
The AES Corp.	358,229	6,423,046
The Southern Co.	582,577	39,457,940
The York Water Co.	7,252	295,446
UGI Corp.	111,519	2,808,048
Unitil Corp.	8,367	408,477
Vistra Corp.	187,498	5,891,187
WEC Energy Group, Inc.	168,424	14,167,827
Xcel Energy, Inc.	292,722	16,723,208
		547,130,942
Total Common Stocks (Cost $14,900,983,954)		23,403,527,928

SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (e)	15,052,560	15,052,560
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (e)(f)	29,220,235	29,220,235
		44,272,795
Total Short-Term Investments (Cost $44,272,795)		44,272,795
Total Investments in Securities (Cost $14,945,256,749)		23,447,800,723

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 09/15/23	229	51,708,200	175,976

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $27,852,027.
(b)	On October 15, 2023, the issuer filed for bankruptcy.
(c)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(d)	Issuer is affiliated with the fund’s investment adviser.
(e)	The rate shown is the annualized 7-day yield.
(f)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust
See financial notes
Schwab U.S. Equity ETFs | Annual Report51

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2023 (continued)

Below is a summary of the fund’s transactions with affiliated issuers during the period ended August 31, 2023:
SECURITY	VALUE AT 8/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 8/31/23	BALANCE OF SHARES HELD AT 8/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.2% OF NET ASSETS

Financial Services 0.2%
The Charles Schwab Corp.	$55,147,023	$6,256,843	($4,998,150 )	$1,294,739	($11,119,475 )	$46,580,980	787,506	$773,196

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$18,382,670,867	$—	$—	$18,382,670,867
Financial Services	1,789,291,021	—	1,645,014	1,790,936,035
Health Care Equipment & Services	1,237,275,242	—	0 *	1,237,275,242
Pharmaceuticals, Biotechnology & Life Sciences	1,797,768,220	—	108,187	1,797,876,407
Telecommunication Services	194,760,745	—	8,632	194,769,377
Short-Term Investments[1]	44,272,795	—	—	44,272,795
Futures Contracts[2]	175,976	—	—	175,976
Total	$23,446,214,866	$—	$1,761,833	$23,447,976,699

*	Level 3 amount shown includes securities determined to have no value at August 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
52Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - affiliated (cost $35,699,975)		$46,580,980
Investments in securities, at value - unaffiliated (cost $14,909,556,774) including securities on loan of $27,852,027		23,401,219,743
Cash		154,211
Deposit with broker for futures contracts		2,915,000
Receivables:
Dividends		33,915,018
Investments sold		1,098,951
Income from securities on loan	+	429,601
Total assets		23,486,313,504

Liabilities
Collateral held for securities on loan		29,220,235
Payables:
Investments bought		1,088,478
Management fees		589,373
Variation margin on futures contracts	+	107,056
Total liabilities		31,005,142
Net assets		$23,455,308,362

Net Assets by Source
Capital received from investors		$15,443,071,208
Total distributable earnings	+	8,012,237,154
Net assets		$23,455,308,362

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$23,455,308,362		446,550,000		$52.53

See financial notes
Schwab U.S. Equity ETFs | Annual Report53

Schwab U.S. Broad Market ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $96,964)		$346,485,700
Dividends received from securities - affiliated		773,196
Securities on loan, net	+	3,583,853
Total investment income		350,842,749

Expenses
Management fees		6,365,070
Proxy fees[1]	+	229,357
Total expenses	–	6,594,427
Net investment income		344,248,322

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(717,339)
Net realized losses on sales of securities - unaffiliated		(232,739,296)
Net realized gains on sales of in-kind redemptions - affiliated		2,012,078
Net realized gains on sales of in-kind redemptions - unaffiliated		642,351,605
Net realized gains on futures contracts	+	123,945
Net realized gains		411,030,993
Net change in unrealized appreciation (depreciation) on securities - affiliated		(11,119,475)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		2,274,249,125
Net change in unrealized appreciation (depreciation) on futures contracts	+	1,967,465
Net change in unrealized appreciation (depreciation)	+	2,265,097,115
Net realized and unrealized gains		2,676,128,108
Increase in net assets resulting from operations		$3,020,376,430

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
54Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Broad Market ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$344,248,322	$302,069,846
Net realized gains		411,030,993	246,992,523
Net change in unrealized appreciation (depreciation)	+	2,265,097,115	(3,687,905,416)
Increase (decrease) in net assets resulting from operations		$3,020,376,430	($3,138,843,047 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($337,594,345 )	($301,551,265 )

TRANSACTIONS IN FUND SHARES[1]
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		35,500,000	$1,616,821,269	39,500,000	$1,995,061,518
Shares redeemed	+	(26,950,000)	(1,204,382,336)	(11,400,000)	(562,808,987)
Net transactions in fund shares		8,550,000	$412,438,933	28,100,000	$1,432,252,531

SHARES OUTSTANDING AND NET ASSETS[1]
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		438,000,000	$20,360,087,344	409,900,000	$22,368,229,125
Total increase (decrease)	+	8,550,000	3,095,221,018	28,100,000	(2,008,141,781)
End of period		446,550,000	$23,455,308,362	438,000,000	$20,360,087,344

[1]
For the period ended August 31, 2022, transactions in fund shares have been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10,
2022. The retroactive adjustment of the share split does not change the transaction in fund share values (see financial note 12 for additional information).

See financial notes
Schwab U.S. Equity ETFs | Annual Report55

Schwab 1000 Index ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19
Per-Share Data
Net asset value at beginning of period	$38.30	$44.81	$34.50	$28.80	$28.62
Income (loss) from investment operations:
Net investment income (loss)[1]	0.63	0.57	0.56	0.61	0.57
Net realized and unrealized gains (losses)	5.15	(6.51)	10.32	5.67	0.10
Total from investment operations	5.78	(5.94)	10.88	6.28	0.67
Less distributions:
Distributions from net investment income	(0.61)	(0.57)	(0.57)	(0.58)	(0.49)
Net asset value at end of period	$43.47	$38.30	$44.81	$34.50	$28.80
Total return	15.31%	(13.36%)	31.95%	22.25%	2.42%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05%[2]	0.05%	0.05%	0.05%
Net investment income (loss)	1.61%	1.36%	1.43%	2.03%	2.06%
Portfolio turnover rate[3]	4%	4%	5%	5%	5%
Net assets, end of period (x 1,000,000)	$2,939	$2,235	$2,090	$1,145	$838

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
56Schwab U.S. Equity ETFs | Annual Report

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Automobiles & Components 2.1%
Aptiv plc *	19,054	1,933,028
Autoliv, Inc.	5,454	532,310
BorgWarner, Inc.	16,453	670,460
Ford Motor Co.	277,136	3,361,660
General Motors Co.	98,194	3,290,481
Gentex Corp.	16,550	540,523
Harley-Davidson, Inc.	9,291	313,571
Lear Corp.	4,162	599,703
Lucid Group, Inc. *	57,559	361,470
Phinia, Inc. *	3,285	91,323
Rivian Automotive, Inc., Class A *	39,453	896,767
Tesla, Inc. *	189,997	49,034,426
Thor Industries, Inc.	3,730	390,979
		62,016,701

Banks 3.0%
Bank of America Corp.	488,956	14,018,368
Bank OZK	7,540	302,882
BOK Financial Corp.	1,981	164,641
Cadence Bank	12,870	294,466
Citigroup, Inc.	137,327	5,670,232
Citizens Financial Group, Inc.	34,172	961,258
Comerica, Inc.	9,179	441,602
Commerce Bancshares, Inc.	7,962	390,855
Cullen/Frost Bankers, Inc.	4,506	425,952
East West Bancorp, Inc.	9,899	547,811
F.N.B. Corp.	25,263	293,809
Fifth Third Bancorp	48,014	1,274,772
First Citizens BancShares, Inc., Class A	837	1,138,655
First Financial Bankshares, Inc.	9,157	262,989
First Horizon Corp.	37,744	473,687
First Interstate BancSystem, Inc., Class A	6,188	160,331
Glacier Bancorp, Inc.	7,726	233,402
Home BancShares, Inc.	13,314	295,304
Huntington Bancshares, Inc.	101,496	1,125,591
JPMorgan Chase & Co.	206,092	30,157,442
KeyCorp	65,532	742,478
M&T Bank Corp.	11,694	1,462,335
New York Community Bancorp, Inc.	50,615	621,552
Old National Bancorp	20,721	316,202
Pinnacle Financial Partners, Inc.	5,487	365,215
Popular, Inc.	4,993	340,922
Prosperity Bancshares, Inc.	6,658	378,241
Regions Financial Corp.	66,252	1,215,062
ServisFirst Bancshares, Inc.	3,399	190,480
SouthState Corp.	5,412	391,288
Synovus Financial Corp.	10,245	317,185
The PNC Financial Services Group, Inc.	28,182	3,402,413
Truist Financial Corp.	94,051	2,873,258
U.S. Bancorp	98,533	3,599,410
UMB Financial Corp.	3,207	202,714
SECURITY	NUMBER OF SHARES	VALUE ($)
United Bankshares, Inc.	9,483	285,249
Valley National Bancorp	29,515	270,948
Webster Financial Corp.	12,401	525,926
Wells Fargo & Co.	264,741	10,931,156
Western Alliance Bancorp	7,780	389,078
Wintrust Financial Corp.	4,274	331,705
Zions Bancorp NA	10,487	372,288
		88,159,154

Capital Goods 6.0%
3M Co.	38,966	4,156,503
A.O. Smith Corp.	8,794	637,565
Acuity Brands, Inc.	2,211	356,590
Advanced Drainage Systems, Inc.	4,379	561,213
AECOM	9,770	857,318
AGCO Corp.	4,354	563,974
Allegion plc	6,216	707,443
AMETEK, Inc.	16,297	2,599,534
Axon Enterprise, Inc. *	4,942	1,052,201
Bloom Energy Corp., Class A *	13,061	195,784
Builders FirstSource, Inc. *	9,037	1,310,726
BWX Technologies, Inc.	6,373	470,072
Carlisle Cos., Inc.	3,586	943,190
Carrier Global Corp.	58,965	3,387,539
Caterpillar, Inc.	36,349	10,218,794
ChargePoint Holdings, Inc. *(a)	18,548	132,804
Chart Industries, Inc. *	3,017	544,810
Crane Co.	3,343	304,614
Cummins, Inc.	10,005	2,301,550
Curtiss-Wright Corp.	2,722	566,149
Deere & Co.	19,015	7,814,024
Donaldson Co., Inc.	8,516	543,917
Dover Corp.	9,825	1,457,047
Eaton Corp. plc	28,114	6,476,622
EMCOR Group, Inc.	3,332	747,201
Emerson Electric Co.	40,367	3,966,058
Fastenal Co.	40,382	2,325,196
Fortive Corp.	24,853	1,959,659
Fortune Brands Innovations, Inc.	8,972	619,247
Generac Holdings, Inc. *	4,381	520,507
General Dynamics Corp.	15,889	3,601,083
General Electric Co.	76,747	8,784,462
Graco, Inc.	11,843	934,886
HEICO Corp.	6,763	1,140,986
Hexcel Corp.	5,899	432,397
Honeywell International, Inc.	46,904	8,815,138
Howmet Aerospace, Inc.	25,883	1,280,432
Hubbell, Inc.	3,761	1,226,274
Huntington Ingalls Industries, Inc.	2,804	617,777
IDEX Corp.	5,315	1,203,316
Illinois Tool Works, Inc.	19,531	4,830,993
Ingersoll Rand, Inc.	28,483	1,982,702
ITT, Inc.	5,784	591,588
Johnson Controls International plc	48,466	2,862,402
L3Harris Technologies, Inc.	13,378	2,382,488
Lennox International, Inc.	2,270	855,359
See financial notes
Schwab U.S. Equity ETFs | Annual Report57

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Lincoln Electric Holdings, Inc.	4,066	782,542
Lockheed Martin Corp.	15,887	7,122,936
Masco Corp.	15,821	933,597
MasTec, Inc. *	4,162	414,077
Masterbrand, Inc. *	8,881	113,766
MDU Resources Group, Inc.	14,358	292,329
Nordson Corp.	3,773	921,140
Northrop Grumman Corp.	10,073	4,362,516
nVent Electric plc	11,675	660,105
Oshkosh Corp.	4,578	475,334
Otis Worldwide Corp.	29,196	2,497,718
Owens Corning	6,356	914,692
PACCAR, Inc.	36,890	3,035,678
Parker-Hannifin Corp.	9,055	3,775,029
Parsons Corp. *	2,423	138,159
Pentair plc	11,762	826,398
Plug Power, Inc. *(a)	38,145	322,707
Quanta Services, Inc.	10,263	2,153,896
RBC Bearings, Inc. *	2,084	480,445
Regal Rexnord Corp.	4,644	753,210
Rockwell Automation, Inc.	8,119	2,533,778
RTX Corp.	102,992	8,861,432
Sensata Technologies Holding plc	10,747	404,302
SiteOne Landscape Supply, Inc. *	3,153	539,762
Snap-on, Inc.	3,727	1,001,072
Stanley Black & Decker, Inc.	10,790	1,018,360
Sunrun, Inc. *	15,027	234,872
Textron, Inc.	14,238	1,106,435
The Boeing Co. *	39,857	8,929,164
The Middleby Corp. *	3,755	546,690
The Timken Co.	4,620	353,060
The Toro Co.	7,343	751,336
Trane Technologies plc	16,107	3,306,123
TransDigm Group, Inc. *	3,673	3,319,841
Trex Co., Inc. *	7,708	550,120
UFP Industries, Inc.	4,335	452,357
United Rentals, Inc.	4,838	2,305,501
Valmont Industries, Inc.	1,483	375,941
Vertiv Holdings Co.	22,743	895,847
W.W. Grainger, Inc.	3,152	2,250,969
Watsco, Inc.	2,343	854,141
WESCO International, Inc.	3,179	514,521
Westinghouse Air Brake Technologies Corp.	12,673	1,425,966
WillScot Mobile Mini Holdings Corp. *	14,273	585,478
Woodward, Inc.	4,257	550,728
Xylem, Inc.	16,831	1,742,682
Zurn Elkay Water Solutions Corp., Class C	9,954	294,837
		176,521,723

Commercial & Professional Services 1.5%
ASGN, Inc. *	3,474	285,424
Automatic Data Processing, Inc.	29,130	7,416,789
Booz Allen Hamilton Holding Corp., Class A	9,369	1,061,601
Broadridge Financial Solutions, Inc.	8,320	1,549,267
CACI International, Inc., Class A *	1,606	526,784
Casella Waste Systems, Inc., Class A *	3,929	309,487
Ceridian HCM Holding, Inc. *	10,938	793,224
Cintas Corp.	6,104	3,077,454
Clarivate plc *	30,455	226,281
Clean Harbors, Inc. *	3,603	610,132
Concentrix Corp.	2,978	237,734
Copart, Inc. *	60,640	2,718,491
Driven Brands Holdings, Inc. *	3,779	56,874
Dun & Bradstreet Holdings, Inc.	15,484	168,776
SECURITY	NUMBER OF SHARES	VALUE ($)
Equifax, Inc.	8,628	1,783,408
ExlService Holdings, Inc. *	11,684	341,523
Exponent, Inc.	3,529	317,116
FTI Consulting, Inc. *	2,397	445,410
Genpact Ltd.	12,010	448,333
Insperity, Inc.	2,535	256,871
Jacobs Solutions, Inc.	8,945	1,205,965
KBR, Inc.	9,504	584,686
Leidos Holdings, Inc.	9,717	947,505
MSA Safety, Inc.	2,597	474,420
Paychex, Inc.	22,662	2,769,976
Paycom Software, Inc.	3,420	1,008,353
Paycor HCM, Inc. *	3,423	80,338
Paylocity Holding Corp. *	2,894	580,247
Republic Services, Inc.	14,522	2,093,056
Robert Half International, Inc.	7,544	557,954
Rollins, Inc.	16,301	645,030
Science Applications International Corp.	3,780	444,755
SS&C Technologies Holdings, Inc.	15,262	876,344
Stericycle, Inc. *	6,410	283,386
Tetra Tech, Inc.	3,722	585,657
TransUnion	13,644	1,108,166
TriNet Group, Inc. *	2,418	268,229
Verisk Analytics, Inc.	10,230	2,477,910
Waste Management, Inc.	26,106	4,092,899
		43,715,855

Consumer Discretionary Distribution & Retail 5.3%
Advance Auto Parts, Inc.	4,159	286,222
Amazon.com, Inc. *	629,507	86,878,261
AutoNation, Inc. *	2,214	347,797
AutoZone, Inc. *	1,294	3,275,541
Bath & Body Works, Inc.	16,071	592,538
Best Buy Co., Inc.	13,723	1,049,123
Burlington Stores, Inc. *	4,580	743,151
CarMax, Inc. *	11,128	908,935
Dick's Sporting Goods, Inc.	4,340	504,916
eBay, Inc.	37,773	1,691,475
Etsy, Inc. *	8,699	639,985
Five Below, Inc. *	3,942	677,866
Floor & Decor Holdings, Inc., Class A *	7,456	743,363
GameStop Corp., Class A *(a)	17,875	331,581
Genuine Parts Co.	9,947	1,529,152
Lithia Motors, Inc.	1,940	597,559
LKQ Corp.	17,872	938,816
Lowe’s Cos., Inc.	42,074	9,697,216
Macy's, Inc.	19,074	233,275
Murphy USA, Inc.	1,405	446,284
O'Reilly Automotive, Inc. *	4,295	4,036,012
Penske Automotive Group, Inc.	1,701	279,474
Pool Corp.	2,741	1,002,110
RH *	1,244	454,296
Ross Stores, Inc.	24,175	2,944,757
The Home Depot, Inc.	71,416	23,588,705
The TJX Cos., Inc.	81,182	7,507,711
Tractor Supply Co.	7,753	1,694,031
Ulta Beauty, Inc. *	3,524	1,462,566
Valvoline, Inc.	9,768	336,410
Williams-Sonoma, Inc.	4,600	649,520
		156,068,648

Consumer Durables & Apparel 1.0%
Brunswick Corp.	4,974	393,543
Capri Holdings Ltd. *	8,811	462,489
Columbia Sportswear Co.	2,462	180,563
Crocs, Inc. *	4,395	427,809
See financial notes
58Schwab U.S. Equity ETFs | Annual Report

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
D.R. Horton, Inc.	21,941	2,611,418
Deckers Outdoor Corp. *	1,873	990,985
Garmin Ltd.	10,734	1,138,019
Hasbro, Inc.	9,176	660,672
Leggett & Platt, Inc.	9,312	262,598
Lennar Corp., Class A	17,956	2,138,380
Lululemon Athletica, Inc. *	8,177	3,117,563
Mattel, Inc. *	24,992	553,823
Mohawk Industries, Inc. *	3,681	373,217
Newell Brands, Inc.	26,244	277,661
NIKE, Inc., Class B	86,855	8,834,022
NVR, Inc. *	215	1,371,126
Polaris, Inc.	3,764	421,907
PulteGroup, Inc.	15,711	1,289,245
Skechers U.S.A., Inc., Class A *	9,371	471,455
Tapestry, Inc.	16,372	545,515
Tempur Sealy International, Inc.	12,133	566,854
Toll Brothers, Inc.	7,203	590,142
TopBuild Corp. *	2,247	651,810
VF Corp.	23,138	457,207
Whirlpool Corp.	3,853	539,266
		29,327,289

Consumer Services 2.3%
ADT, Inc.	14,921	95,793
Airbnb, Inc., Class A *	29,112	3,829,684
Aramark	19,391	720,957
Booking Holdings, Inc. *	2,603	8,082,393
Boyd Gaming Corp.	5,432	363,238
Caesars Entertainment, Inc. *	15,081	833,376
Carnival Corp. *	70,475	1,114,914
Chipotle Mexican Grill, Inc. *	1,943	3,743,461
Choice Hotels International, Inc.	1,862	236,288
Churchill Downs, Inc.	4,628	579,796
Darden Restaurants, Inc.	8,494	1,320,902
Domino’s Pizza, Inc.	2,503	969,662
DoorDash, Inc., Class A *	18,538	1,559,602
DraftKings, Inc., Class A *	32,588	966,234
Expedia Group, Inc. *	10,056	1,089,970
H&R Block, Inc.	10,669	426,547
Hilton Grand Vacations, Inc. *	5,319	232,547
Hilton Worldwide Holdings, Inc.	18,694	2,778,863
Hyatt Hotels Corp., Class A	3,289	369,716
Las Vegas Sands Corp.	23,110	1,267,815
Light & Wonder, Inc. *	6,413	491,685
Marriott International, Inc., Class A	18,213	3,706,528
Marriott Vacations Worldwide Corp.	2,588	281,290
McDonald’s Corp.	51,489	14,476,132
MGM Resorts International	21,297	936,642
Norwegian Cruise Line Holdings Ltd. *	29,803	493,836
Penn Entertainment, Inc. *	10,925	258,813
Planet Fitness, Inc., Class A *	5,988	364,070
Royal Caribbean Cruises Ltd. *	15,547	1,538,220
Service Corp. International	10,664	673,005
Starbucks Corp.	80,815	7,874,614
Texas Roadhouse, Inc.	4,700	489,270
The Wendy's Co.	11,995	237,381
Vail Resorts, Inc.	2,839	642,522
Wyndham Hotels & Resorts, Inc.	6,047	455,883
Wynn Resorts Ltd.	7,305	740,581
Yum! Brands, Inc.	19,792	2,560,689
		66,802,919

Consumer Staples Distribution & Retail 1.7%
Albertsons Cos., Inc., Class A	14,186	317,766
BJ's Wholesale Club Holdings, Inc. *	9,507	640,677
SECURITY	NUMBER OF SHARES	VALUE ($)
Casey's General Stores, Inc.	2,655	648,909
Costco Wholesale Corp.	31,265	17,173,239
Dollar General Corp.	15,483	2,144,395
Dollar Tree, Inc. *	14,644	1,791,840
Performance Food Group Co. *	10,946	680,075
Sysco Corp.	35,712	2,487,341
Target Corp.	32,585	4,123,632
The Kroger Co.	46,187	2,142,615
US Foods Holding Corp. *	15,996	646,718
Walgreens Boots Alliance, Inc.	50,352	1,274,409
Walmart, Inc.	98,919	16,085,219
		50,156,835

Energy 4.4%
Antero Resources Corp. *	19,441	537,932
APA Corp.	21,789	955,230
Baker Hughes Co.	71,413	2,584,436
ChampionX Corp.	14,016	505,837
Cheniere Energy, Inc.	17,168	2,801,818
Chesapeake Energy Corp.	7,507	662,192
Chevron Corp.	125,701	20,250,431
Chord Energy Corp.	2,910	469,965
Civitas Resources, Inc.	3,476	285,797
Comstock Resources, Inc.	6,202	76,037
ConocoPhillips	85,313	10,154,806
Coterra Energy, Inc.	53,475	1,507,460
Denbury, Inc. *	3,494	319,981
Devon Energy Corp.	45,361	2,317,494
Diamondback Energy, Inc.	12,816	1,945,212
DTE Midstream LLC	6,796	355,363
EOG Resources, Inc.	41,276	5,308,919
EQT Corp.	25,513	1,102,672
Exxon Mobil Corp.	285,128	31,703,382
Halliburton Co.	63,685	2,459,515
Helmerich & Payne, Inc.	7,137	285,409
Hess Corp.	19,522	3,016,149
HF Sinclair Corp.	9,095	501,044
Kinder Morgan, Inc.	139,398	2,400,434
Magnolia Oil & Gas Corp., Class A	11,793	268,880
Marathon Oil Corp.	43,621	1,149,413
Marathon Petroleum Corp.	29,958	4,277,104
Matador Resources Co.	8,028	509,778
Murphy Oil Corp.	10,236	464,714
New Fortress Energy, Inc.	3,398	105,474
NOV, Inc.	27,588	582,934
Occidental Petroleum Corp.	50,666	3,181,318
ONEOK, Inc.	31,553	2,057,256
Ovintiv, Inc.	17,233	809,262
PBF Energy, Inc., Class A	7,740	362,929
Phillips 66	32,408	3,699,697
Pioneer Natural Resources Co.	16,483	3,921,800
Range Resources Corp.	17,008	550,719
Schlumberger N.V.	100,574	5,929,843
SM Energy Co.	8,398	355,319
Southwestern Energy Co. *	77,356	524,474
Targa Resources Corp.	15,880	1,369,650
Texas Pacific Land Corp.	433	816,097
The Williams Cos., Inc.	85,904	2,966,265
Valero Energy Corp.	25,543	3,318,036
Vitesse Energy, Inc.	1,510	35,092
		129,763,569

Equity Real Estate Investment Trusts (REITs) 2.5%
Agree Realty Corp.	6,572	406,281
Alexandria Real Estate Equities, Inc.	11,067	1,287,535
American Homes 4 Rent, Class A	22,178	799,295
See financial notes
Schwab U.S. Equity ETFs | Annual Report59

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
American Tower Corp.	32,877	5,961,258
Americold Realty Trust, Inc.	18,947	637,567
Apartment Income REIT Corp.	10,686	363,965
AvalonBay Communities, Inc.	10,011	1,840,222
Boston Properties, Inc.	10,021	669,102
Brixmor Property Group, Inc.	21,081	463,360
Camden Property Trust	7,526	809,948
Crown Castle, Inc.	30,638	3,079,119
CubeSmart	15,703	654,972
Digital Realty Trust, Inc.	20,549	2,706,714
EastGroup Properties, Inc.	3,134	562,960
Equinix, Inc.	6,587	5,146,950
Equity LifeStyle Properties, Inc.	12,305	823,943
Equity Residential	24,049	1,559,097
Essex Property Trust, Inc.	4,531	1,080,145
Extra Space Storage, Inc.	14,862	1,912,442
Federal Realty Investment Trust	5,189	508,211
First Industrial Realty Trust, Inc.	9,275	481,744
Gaming & Leisure Properties, Inc.	18,533	878,464
Healthcare Realty Trust, Inc.	26,760	468,835
Healthpeak Properties, Inc.	38,403	790,334
Host Hotels & Resorts, Inc.	50,206	792,753
Independence Realty Trust, Inc.	15,723	264,618
Invitation Homes, Inc.	40,933	1,395,406
Iron Mountain, Inc.	20,644	1,311,720
Kilroy Realty Corp.	7,419	274,132
Kimco Realty Corp.	43,508	824,042
Kite Realty Group Trust	15,282	344,915
Lamar Advertising Co., Class A	6,129	559,087
Medical Properties Trust, Inc.	42,168	304,453
Mid-America Apartment Communities, Inc.	8,232	1,195,533
National Storage Affiliates Trust	5,804	195,014
NNN REIT, Inc.	12,758	502,538
Omega Healthcare Investors, Inc.	16,384	521,339
Prologis, Inc.	65,112	8,086,910
Public Storage	11,179	3,089,652
Rayonier, Inc.	10,369	310,033
Realty Income Corp.	47,580	2,666,383
Regency Centers Corp.	11,588	720,774
Rexford Industrial Realty, Inc.	14,176	757,991
Ryman Hospitality Properties, Inc.	4,153	353,130
SBA Communications Corp.	7,660	1,719,900
Simon Property Group, Inc.	23,111	2,622,867
Spirit Realty Capital, Inc.	9,958	384,478
STAG Industrial, Inc.	12,560	458,817
Sun Communities, Inc.	8,771	1,073,746
Terreno Realty Corp.	5,233	318,637
UDR, Inc.	21,728	866,947
Ventas, Inc.	28,367	1,239,071
VICI Properties, Inc.	70,662	2,179,216
Vornado Realty Trust	11,597	278,560
Welltower, Inc.	35,122	2,910,911
Weyerhaeuser Co.	51,550	1,688,262
WP Carey, Inc.	15,094	981,865
		75,086,163

Financial Services 7.7%
Affiliated Managers Group, Inc.	2,538	340,117
Affirm Holdings, Inc. *	15,696	326,634
AGNC Investment Corp.	41,958	415,804
Ally Financial, Inc.	21,401	592,594
American Express Co.	41,921	6,623,099
Ameriprise Financial, Inc.	7,359	2,484,251
Annaly Capital Management, Inc.	34,800	705,396
Apollo Global Management, Inc.	30,409	2,655,922
Ares Management Corp., Class A	11,329	1,171,872
SECURITY	NUMBER OF SHARES	VALUE ($)
Berkshire Hathaway, Inc., Class B *	125,765	45,300,553
BlackRock, Inc.	10,564	7,400,505
Blackstone Mortgage Trust, Inc., Class A	12,239	269,503
Blackstone, Inc.	49,824	5,299,779
Block, Inc. *	38,456	2,216,988
Blue Owl Capital, Inc.	24,996	298,702
Capital One Financial Corp.	26,968	2,761,253
Cboe Global Markets, Inc.	7,431	1,112,495
CME Group, Inc.	25,384	5,144,829
Coinbase Global, Inc., Class A *	11,722	933,071
Credit Acceptance Corp. *	421	211,245
Discover Financial Services	17,904	1,612,613
Equitable Holdings, Inc.	23,396	673,805
Essent Group Ltd.	7,566	379,964
Euronet Worldwide, Inc. *	3,285	286,978
FactSet Research Systems, Inc.	2,719	1,186,599
Fidelity National Information Services, Inc.	41,843	2,337,350
Fiserv, Inc. *	43,545	5,285,928
FleetCor Technologies, Inc. *	5,233	1,421,963
Franklin Resources, Inc.	20,045	536,003
Global Payments, Inc.	18,471	2,340,091
Interactive Brokers Group, Inc., Class A	7,202	655,958
Intercontinental Exchange, Inc.	39,538	4,665,089
Invesco Ltd.	32,472	516,954
Jack Henry & Associates, Inc.	5,105	800,362
Jefferies Financial Group, Inc.	13,201	471,144
KKR & Co., Inc.	40,797	2,562,460
LPL Financial Holdings, Inc.	5,479	1,263,403
MarketAxess Holdings, Inc.	2,642	636,537
Mastercard, Inc., Class A	59,011	24,350,299
MGIC Investment Corp.	20,056	352,584
Moody's Corp.	11,148	3,754,646
Morgan Stanley	91,844	7,820,517
Morningstar, Inc.	1,751	407,405
MSCI, Inc.	5,657	3,075,258
Nasdaq, Inc.	23,874	1,252,907
Northern Trust Corp.	14,635	1,113,284
OneMain Holdings, Inc.	8,531	354,122
PayPal Holdings, Inc. *	78,729	4,921,350
Raymond James Financial, Inc.	13,444	1,406,108
Rithm Capital Corp.	34,092	351,488
Robinhood Markets, Inc., Class A *	36,283	395,122
S&P Global, Inc.	23,122	9,037,465
SEI Investments Co.	7,137	442,922
SoFi Technologies, Inc. *	57,792	500,479
Starwood Property Trust, Inc.	21,707	443,474
State Street Corp.	23,584	1,621,164
Stifel Financial Corp.	7,497	487,455
Synchrony Financial	30,227	975,728
T. Rowe Price Group, Inc.	15,817	1,775,142
The Bank of New York Mellon Corp.	50,641	2,272,262
The Carlyle Group, Inc.	15,283	494,405
The Charles Schwab Corp. (b)	103,986	6,150,772
The Goldman Sachs Group, Inc.	23,441	7,681,850
The Western Union Co.	26,218	323,792
Toast, Inc., Class A *	23,799	527,624
Tradeweb Markets, Inc., Class A	8,082	698,527
Visa, Inc., Class A	114,123	28,037,739
Voya Financial, Inc.	6,944	483,858
WEX, Inc. *	3,060	600,311
		226,007,872

Food, Beverage & Tobacco 3.0%
Altria Group, Inc.	125,910	5,567,740
Archer-Daniels-Midland Co.	38,446	3,048,768
Brown-Forman Corp., Class B	12,860	850,432
See financial notes
60Schwab U.S. Equity ETFs | Annual Report

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Bunge Ltd.	10,613	1,213,278
Campbell Soup Co.	14,133	589,346
Celsius Holdings, Inc. *	2,843	557,342
Conagra Brands, Inc.	33,518	1,001,518
Constellation Brands, Inc., Class A	11,391	2,968,039
Darling Ingredients, Inc. *	11,241	694,244
Flowers Foods, Inc.	13,567	319,639
General Mills, Inc.	41,339	2,796,997
Hormel Foods Corp.	20,360	785,692
Ingredion, Inc.	4,648	478,326
Kellogg Co.	18,126	1,106,048
Keurig Dr Pepper, Inc.	59,615	2,006,045
Lamb Weston Holdings, Inc.	10,272	1,000,596
Lancaster Colony Corp.	1,398	230,936
McCormick & Co., Inc. Non Voting Shares	17,639	1,447,809
Molson Coors Beverage Co., Class B	13,206	838,449
Mondelez International, Inc., Class A	96,058	6,845,093
Monster Beverage Corp. *	53,998	3,100,025
National Beverage Corp. *	1,585	81,326
PepsiCo, Inc.	97,165	17,287,597
Philip Morris International, Inc.	109,526	10,521,068
Pilgrim's Pride Corp. *	3,195	80,386
Post Holdings, Inc. *	3,726	334,259
Seaboard Corp.	17	64,096
The Coca-Cola Co.	274,489	16,422,677
The Hershey Co.	10,411	2,236,907
The J.M. Smucker Co.	7,552	1,094,662
The Kraft Heinz Co.	56,447	1,867,831
Tyson Foods, Inc., Class A	20,050	1,068,063
		88,505,234

Health Care Equipment & Services 5.3%
Abbott Laboratories	122,652	12,620,891
Acadia Healthcare Co., Inc. *	6,452	497,449
agilon health, Inc. *	20,503	363,313
Align Technology, Inc. *	5,008	1,853,661
AMN Healthcare Services, Inc. *	2,797	247,199
Baxter International, Inc.	35,688	1,448,933
Becton Dickinson & Co.	20,027	5,596,545
Boston Scientific Corp. *	101,426	5,470,918
Cardinal Health, Inc.	17,954	1,567,923
Cencora, Inc.	11,447	2,014,443
Centene Corp. *	38,698	2,385,732
Chemed Corp.	1,063	543,661
CVS Health Corp.	90,426	5,893,062
DaVita, Inc. *	3,907	400,155
Dentsply Sirona, Inc.	14,899	552,604
DexCom, Inc. *	27,362	2,763,015
Edwards Lifesciences Corp. *	42,834	3,275,516
Elevance Health, Inc.	16,712	7,386,871
Encompass Health Corp.	7,101	504,455
Envista Holdings Corp. *	11,471	367,301
GE Healthcare, Inc.	27,510	1,938,079
Globus Medical, Inc., Class A *	8,409	454,927
Guardant Health, Inc. *	8,064	315,141
HCA Healthcare, Inc.	14,557	4,036,656
HealthEquity, Inc. *	6,053	408,880
Henry Schein, Inc. *	9,234	706,770
Hologic, Inc. *	17,297	1,292,778
Humana, Inc.	8,819	4,071,115
IDEXX Laboratories, Inc. *	5,860	2,996,863
Inspire Medical Systems, Inc. *	2,047	464,423
Insulet Corp. *	4,930	945,130
Intuitive Surgical, Inc. *	24,695	7,721,633
iRhythm Technologies, Inc. *	2,127	219,868
Laboratory Corp. of America Holdings	6,277	1,306,244
SECURITY	NUMBER OF SHARES	VALUE ($)
Lantheus Holdings, Inc. *	4,815	329,539
Masimo Corp. *	3,429	391,866
McKesson Corp.	9,578	3,949,201
Medtronic plc	93,797	7,644,455
Molina Healthcare, Inc. *	4,102	1,272,112
Novocure Ltd. *	6,513	143,677
Omnicell, Inc. *	3,165	179,962
Option Care Health, Inc. *	11,699	407,476
Penumbra, Inc. *	2,720	719,440
Premier, Inc., Class A	8,380	180,421
Privia Health Group, Inc. *	6,490	170,363
Quest Diagnostics, Inc.	7,889	1,037,404
QuidelOrtho Corp. *	3,806	313,462
R1 RCM, Inc. *	9,632	166,056
ResMed, Inc.	10,339	1,650,001
Shockwave Medical, Inc. *	2,568	565,962
STAAR Surgical Co. *	3,374	146,297
STERIS plc	6,980	1,602,538
Stryker Corp.	23,811	6,751,609
Teladoc Health, Inc. *	11,412	258,368
Teleflex, Inc.	3,331	708,637
Tenet Healthcare Corp. *	7,187	557,424
The Cigna Group	20,870	5,765,546
The Cooper Cos., Inc.	3,501	1,295,335
The Ensign Group, Inc.	3,938	394,666
UnitedHealth Group, Inc.	65,659	31,291,766
Universal Health Services, Inc., Class B	4,436	597,529
Veeva Systems, Inc., Class A *	10,304	2,150,445
Zimmer Biomet Holdings, Inc.	14,672	1,747,729
		155,021,440

Household & Personal Products 1.4%
Church & Dwight Co., Inc.	17,224	1,666,766
Colgate-Palmolive Co.	58,562	4,302,550
Coty, Inc., Class A *	25,931	299,762
Kenvue, Inc.	121,534	2,801,365
Kimberly-Clark Corp.	23,837	3,070,921
Olaplex Holdings, Inc. *	5,799	15,715
Reynolds Consumer Products, Inc.	3,845	104,930
The Clorox Co.	8,718	1,363,931
The Estee Lauder Cos., Inc., Class A	16,373	2,628,358
The Procter & Gamble Co.	166,222	25,654,704
		41,909,002

Insurance 2.2%
Aflac, Inc.	38,858	2,897,641
American Financial Group, Inc.	4,896	567,544
American International Group, Inc.	51,100	2,990,372
Aon plc, Class A	14,411	4,804,483
Arch Capital Group Ltd. *	26,336	2,024,185
Arthur J. Gallagher & Co.	15,130	3,487,162
Assurant, Inc.	3,749	522,348
Axis Capital Holdings Ltd.	5,433	298,054
Brown & Brown, Inc.	16,723	1,239,174
Chubb Ltd.	29,238	5,873,037
Cincinnati Financial Corp.	11,032	1,167,075
CNA Financial Corp.	1,869	73,508
Erie Indemnity Co., Class A	1,737	484,154
Everest Group Ltd.	3,010	1,085,647
F&G Annuities & Life, Inc.	1,197	33,887
Fidelity National Financial, Inc.	19,129	791,941
First American Financial Corp.	7,287	449,462
Globe Life, Inc.	6,260	698,428
Kinsale Capital Group, Inc.	1,542	614,687
Lincoln National Corp.	10,892	279,489
Loews Corp.	13,347	828,715
See financial notes
Schwab U.S. Equity ETFs | Annual Report61

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Markel Group, Inc. *	940	1,390,185
Marsh & McLennan Cos., Inc.	34,895	6,804,176
MetLife, Inc.	45,453	2,878,993
Old Republic International Corp.	19,011	519,951
Primerica, Inc.	2,544	511,242
Principal Financial Group, Inc.	15,852	1,231,859
Prudential Financial, Inc.	25,792	2,441,729
Reinsurance Group of America, Inc.	4,674	647,910
RenaissanceRe Holdings Ltd.	3,522	661,749
RLI Corp.	2,842	373,780
Ryan Specialty Holdings, Inc., Class A *	6,492	316,485
Selective Insurance Group, Inc.	4,246	421,246
The Allstate Corp.	18,601	2,005,374
The Hanover Insurance Group, Inc.	2,539	270,962
The Hartford Financial Services Group, Inc.	21,883	1,571,637
The Progressive Corp.	41,316	5,514,446
The Travelers Cos., Inc.	16,281	2,624,986
Unum Group	12,970	637,994
W.R. Berkley Corp.	14,131	874,144
Willis Towers Watson plc	7,481	1,546,772
		64,456,613

Materials 2.6%
Air Products and Chemicals, Inc.	15,675	4,631,806
Albemarle Corp.	8,276	1,644,524
Alcoa Corp.	12,672	381,174
Amcor plc	103,595	1,009,015
AptarGroup, Inc.	4,630	613,753
Ashland, Inc.	3,393	293,936
Avery Dennison Corp.	5,695	1,072,824
Axalta Coating Systems Ltd. *	15,530	439,499
Balchem Corp.	2,287	321,323
Ball Corp.	22,109	1,203,835
Berry Global Group, Inc.	8,394	548,464
Celanese Corp.	7,067	892,986
CF Industries Holdings, Inc.	13,804	1,063,874
Cleveland-Cliffs, Inc. *	36,278	554,691
Commercial Metals Co.	8,183	460,621
Corteva, Inc.	50,190	2,535,097
Crown Holdings, Inc.	8,529	790,297
Dow, Inc.	50,002	2,728,109
DuPont de Nemours, Inc.	32,439	2,494,235
Eagle Materials, Inc.	2,541	481,062
Eastman Chemical Co.	8,365	711,109
Ecolab, Inc.	17,501	3,216,859
Element Solutions, Inc.	15,737	324,497
FMC Corp.	8,770	756,237
Freeport-McMoRan, Inc.	101,071	4,033,744
Graphic Packaging Holding Co.	21,660	481,718
Huntsman Corp.	12,022	335,053
International Flavors & Fragrances, Inc.	17,939	1,263,802
International Paper Co.	24,455	853,969
Knife River Corp. *	3,582	184,330
Linde plc	34,531	13,364,878
Livent Corp. *	12,698	272,626
LyondellBasell Industries N.V., Class A	17,857	1,763,736
Martin Marietta Materials, Inc.	4,381	1,955,722
MP Materials Corp. *	6,372	133,430
Newmont Corp.	56,199	2,215,365
Nucor Corp.	17,751	3,054,947
Olin Corp.	8,468	491,313
Packaging Corp. of America	6,323	942,759
PPG Industries, Inc.	16,643	2,359,312
Reliance Steel & Aluminum Co.	4,156	1,184,294
Royal Gold, Inc.	4,607	516,399
RPM International, Inc.	9,038	901,450
SECURITY	NUMBER OF SHARES	VALUE ($)
Sealed Air Corp.	10,198	377,938
Silgan Holdings, Inc.	5,901	266,312
Sonoco Products Co.	6,872	394,796
Steel Dynamics, Inc.	11,320	1,206,599
The Chemours Co.	10,465	356,019
The Mosaic Co.	23,428	910,178
The Sherwin-Williams Co.	16,567	4,501,585
United States Steel Corp.	15,905	494,486
Vulcan Materials Co.	9,357	2,042,165
Westlake Corp.	2,385	312,387
Westrock Co.	17,918	586,098
		76,927,237

Media & Entertainment 7.5%
Activision Blizzard, Inc.	50,493	4,644,851
Alphabet, Inc., Class A *	418,984	57,053,051
Alphabet, Inc., Class C *	360,405	49,501,627
AMC Entertainment Holdings, Inc., Class A *	4,168	52,308
Atlanta Braves Holdings, Inc., Class C *	3,087	113,725
Cable One, Inc.	332	215,989
Charter Communications, Inc., Class A *	7,335	3,213,610
Comcast Corp., Class A	293,401	13,719,431
DISH Network Corp., Class A *	17,835	107,010
Electronic Arts, Inc.	18,410	2,208,832
Endeavor Group Holdings, Inc., Class A *	12,692	277,828
Fox Corp., Class A	28,010	926,011
Getty Images Holdings, Inc. *	2,942	12,945
IAC, Inc. *	5,305	293,526
Liberty Broadband Corp., Class C *	8,299	776,454
Liberty Media Corp.-Liberty Formula One, Class C *	14,670	1,009,149
Liberty Media Corp.-Liberty Live, Class C *	3,299	111,011
Liberty Media Corp.-Liberty SiriusXM, Class C *	10,691	261,288
Live Nation Entertainment, Inc. *	10,079	851,978
Match Group, Inc. *	19,648	920,902
Meta Platforms, Inc., Class A *	156,010	46,161,799
Netflix, Inc. *	31,351	13,596,302
News Corp., Class A	26,713	574,062
Nexstar Media Group, Inc., Class A	2,516	409,605
Omnicom Group, Inc.	14,070	1,139,811
Paramount Global, Class B	35,518	535,967
Pinterest, Inc., Class A *	41,764	1,148,092
Playtika Holding Corp. *	6,556	63,987
ROBLOX Corp., Class A *	26,082	737,860
Roku, Inc. *	8,695	706,034
Sirius XM Holdings, Inc. (a)	48,808	214,755
Snap, Inc., Class A *	70,346	728,081
Take-Two Interactive Software, Inc. *	11,140	1,584,108
TEGNA, Inc.	15,778	260,810
The Interpublic Group of Cos., Inc.	27,145	885,198
The New York Times Co., Class A	11,618	514,329
The Trade Desk, Inc., Class A *	31,363	2,509,981
The Walt Disney Co. *	128,857	10,782,754
Warner Bros Discovery, Inc. *	156,896	2,061,613
ZoomInfo Technologies, Inc. *	19,014	342,632
		221,229,306

Pharmaceuticals, Biotechnology & Life Sciences 7.7%
AbbVie, Inc.	124,458	18,290,348
Agilent Technologies, Inc.	20,908	2,531,332
Alnylam Pharmaceuticals, Inc. *	8,776	1,736,068
Amgen, Inc.	37,692	9,661,967
Apellis Pharmaceuticals, Inc. *	6,979	294,584
See financial notes
62Schwab U.S. Equity ETFs | Annual Report

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Arrowhead Pharmaceuticals, Inc. *	7,416	204,978
Avantor, Inc. *	47,468	1,027,682
Biogen, Inc. *	10,228	2,734,558
Biohaven Ltd. *	4,442	81,244
BioMarin Pharmaceutical, Inc. *	13,230	1,208,957
Bio-Rad Laboratories, Inc., Class A *	1,508	603,502
Bio-Techne Corp.	11,062	867,261
Blueprint Medicines Corp. *	4,245	211,656
Bristol-Myers Squibb Co.	148,065	9,128,207
Bruker Corp.	7,044	462,086
Catalent, Inc. *	12,691	634,169
Cerevel Therapeutics Holdings, Inc. *	4,585	108,665
Charles River Laboratories International, Inc. *	3,600	744,552
CRISPR Therapeutics AG *	5,530	276,555
Cytokinetics, Inc. *	6,843	239,094
Danaher Corp.	46,847	12,414,455
Elanco Animal Health, Inc. *	32,703	398,977
Eli Lilly & Co.	55,566	30,794,677
Exact Sciences Corp. *	12,721	1,064,366
Exelixis, Inc. *	23,136	518,015
Fortrea Holdings, Inc. *	6,210	171,086
Gilead Sciences, Inc.	87,952	6,726,569
Halozyme Therapeutics, Inc. *	9,243	393,382
Horizon Therapeutics plc *	15,926	1,795,497
Illumina, Inc. *	11,168	1,845,177
Incyte Corp. *	13,083	844,246
Intellia Therapeutics, Inc. *	6,209	232,713
Intra-Cellular Therapies, Inc. *	6,286	348,999
Ionis Pharmaceuticals, Inc. *	10,009	403,062
IQVIA Holdings, Inc. *	13,098	2,916,008
Jazz Pharmaceuticals plc *	4,514	647,127
Johnson & Johnson	169,648	27,428,689
Karuna Therapeutics, Inc. *	2,139	401,619
Medpace Holdings, Inc. *	1,730	467,567
Merck & Co., Inc.	178,992	19,506,548
Mettler-Toledo International, Inc. *	1,558	1,890,602
Mirati Therapeutics, Inc. *	4,351	161,857
Moderna, Inc. *	23,061	2,607,507
Natera, Inc. *	8,048	472,659
Neurocrine Biosciences, Inc. *	6,884	749,599
Organon & Co.	17,887	392,799
Perrigo Co., plc	9,492	332,220
Pfizer, Inc.	398,233	14,089,484
Regeneron Pharmaceuticals, Inc. *	7,602	6,282,977
Repligen Corp. *	3,631	631,467
Revvity, Inc.	8,850	1,035,716
Royalty Pharma plc, Class A	26,576	792,496
Sarepta Therapeutics, Inc. *	6,556	793,342
Seagen, Inc. *	9,819	2,023,401
Sotera Health Co. *	6,984	112,722
Syneos Health, Inc. *	7,278	310,989
Thermo Fisher Scientific, Inc.	27,202	15,154,234
United Therapeutics Corp. *	3,297	739,715
Vertex Pharmaceuticals, Inc. *	18,157	6,324,809
Viatris, Inc.	84,529	908,687
Waters Corp. *	4,143	1,163,354
West Pharmaceutical Services, Inc.	5,222	2,124,832
Zoetis, Inc.	32,593	6,209,292
		225,671,004

Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A *	22,004	1,871,440
CoStar Group, Inc. *	28,898	2,369,347
Jones Lang LaSalle, Inc. *	3,359	580,435
SECURITY	NUMBER OF SHARES	VALUE ($)
Zillow Group, Inc., Class C *	11,223	585,392
		5,406,614

Semiconductors & Semiconductor Equipment 7.3%
Advanced Micro Devices, Inc. *	113,614	12,011,272
Allegro MicroSystems, Inc. *	4,520	172,890
Amkor Technology, Inc.	7,146	199,802
Analog Devices, Inc.	35,673	6,484,638
Applied Materials, Inc.	59,570	9,099,913
Broadcom, Inc.	29,402	27,134,812
Cirrus Logic, Inc. *	3,919	321,515
Enphase Energy, Inc. *	9,665	1,222,912
Entegris, Inc.	10,521	1,065,462
First Solar, Inc. *	7,007	1,325,164
GLOBALFOUNDRIES, Inc. *(a)	4,957	273,874
Intel Corp.	294,007	10,331,406
KLA Corp.	9,686	4,861,113
Lam Research Corp.	9,473	6,653,835
Lattice Semiconductor Corp. *	9,725	945,854
Marvell Technology, Inc.	60,677	3,534,435
Microchip Technology, Inc.	38,708	3,167,863
Micron Technology, Inc.	77,235	5,401,816
MKS Instruments, Inc.	4,100	410,943
Monolithic Power Systems, Inc.	3,172	1,653,278
NVIDIA Corp.	174,400	86,075,120
NXP Semiconductors N.V.	18,335	3,771,876
ON Semiconductor Corp. *	30,524	3,005,393
Qorvo, Inc. *	7,014	753,233
QUALCOMM, Inc.	78,526	8,993,583
Skyworks Solutions, Inc.	11,174	1,215,061
SolarEdge Technologies, Inc. *	3,965	644,590
Synaptics, Inc. *	2,762	241,785
Teradyne, Inc.	10,889	1,174,596
Texas Instruments, Inc.	64,028	10,760,546
Universal Display Corp.	3,039	494,020
Wolfspeed, Inc. *	8,685	415,317
		213,817,917

Software & Services 11.6%
Accenture plc, Class A	44,520	14,414,240
Adobe, Inc. *	32,353	18,096,327
Akamai Technologies, Inc. *	10,727	1,127,300
Amdocs Ltd.	8,503	758,468
ANSYS, Inc. *	6,102	1,945,745
AppLovin Corp., Class A *	8,807	380,639
Aspen Technology, Inc. *	2,027	393,238
Autodesk, Inc. *	15,130	3,357,952
Bentley Systems, Inc., Class B	14,110	704,230
Bill Holdings, Inc. *	6,815	785,770
Black Knight, Inc. *	10,975	831,466
Cadence Design Systems, Inc. *	19,245	4,627,268
CCC Intelligent Solutions Holdings, Inc. *	7,218	77,233
Cloudflare, Inc., Class A *	20,423	1,328,108
Cognizant Technology Solutions Corp., Class A	35,875	2,569,009
Crowdstrike Holdings, Inc., Class A *	15,838	2,582,069
Datadog, Inc., Class A *	17,761	1,713,581
DocuSign, Inc. *	14,294	718,988
Dolby Laboratories, Inc., Class A	4,217	356,210
DoubleVerify Holdings, Inc. *	7,147	241,640
Dropbox, Inc., Class A *	19,017	528,482
DXC Technology Co. *	15,945	330,699
Dynatrace, Inc. *	15,268	735,918
Elastic N.V. *	5,533	342,382
EPAM Systems, Inc. *	4,084	1,057,715
Fair Isaac Corp. *	1,756	1,588,460
See financial notes
Schwab U.S. Equity ETFs | Annual Report63

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Five9, Inc. *	4,951	358,304
Fortinet, Inc. *	46,028	2,771,346
Gartner, Inc. *	5,584	1,952,613
Gen Digital, Inc.	39,974	809,473
GoDaddy, Inc., Class A *	10,828	785,138
Guidewire Software, Inc. *	5,769	498,615
HubSpot, Inc. *	3,491	1,907,901
Informatica, Inc., Class A *	2,836	59,414
International Business Machines Corp.	64,003	9,397,560
Intuit, Inc.	19,792	10,723,504
Manhattan Associates, Inc. *	4,399	891,325
Microsoft Corp.	524,353	171,861,939
MongoDB, Inc. *	4,929	1,879,428
NCR Corp. *	9,748	299,848
Nutanix, Inc., Class A *	16,236	504,940
Okta, Inc. *	10,937	913,349
Oracle Corp.	108,544	13,067,612
Palantir Technologies, Inc., Class A *	126,806	1,899,554
Palo Alto Networks, Inc. *	21,341	5,192,265
Procore Technologies, Inc. *	4,946	334,102
PTC, Inc. *	7,536	1,109,073
Qualys, Inc. *	2,356	366,711
Roper Technologies, Inc.	7,518	3,751,933
Salesforce, Inc. *	69,029	15,287,162
SentinelOne, Inc., Class A *	16,574	275,626
ServiceNow, Inc. *	14,373	8,463,254
Smartsheet, Inc., Class A *	9,414	392,846
Snowflake, Inc., Class A *	20,422	3,203,191
Splunk, Inc. *	10,726	1,300,635
SPS Commerce, Inc. *	2,563	477,051
Synopsys, Inc. *	10,732	4,924,807
Tenable Holdings, Inc. *	8,142	369,403
Twilio, Inc., Class A *	12,323	785,098
Tyler Technologies, Inc. *	2,957	1,178,158
UiPath, Inc., Class A *	25,286	399,772
Unity Software, Inc. *	15,751	583,890
VeriSign, Inc. *	6,378	1,325,285
VMware, Inc., Class A *	14,788	2,495,919
Workday, Inc., Class A *	14,525	3,551,362
Zoom Video Communications, Inc., Class A *	15,555	1,104,872
Zscaler, Inc. *	6,031	941,138
		339,988,553

Technology Hardware & Equipment 8.5%
Amphenol Corp., Class A	42,014	3,713,197
Apple Inc.	1,042,649	195,882,468
Arista Networks, Inc. *	17,636	3,443,076
Arrow Electronics, Inc. *	3,970	529,717
CDW Corp.	9,494	2,004,658
Ciena Corp. *	10,405	520,042
Cisco Systems, Inc.	288,854	16,565,777
Cognex Corp.	12,075	568,491
Coherent Corp. *	9,804	368,925
Corning, Inc.	53,943	1,770,409
Crane NXT Co.	3,343	198,440
Dell Technologies, Inc., Class C	18,046	1,014,907
F5, Inc. *	4,276	699,810
Hewlett Packard Enterprise Co.	91,392	1,552,750
HP, Inc.	61,122	1,815,935
IPG Photonics Corp. *	2,193	237,633
Jabil, Inc.	9,331	1,067,653
Juniper Networks, Inc.	22,706	661,199
Keysight Technologies, Inc. *	12,580	1,676,914
Littelfuse, Inc.	1,749	467,123
Lumentum Holdings, Inc. *	4,792	259,391
Motorola Solutions, Inc.	11,833	3,355,484
SECURITY	NUMBER OF SHARES	VALUE ($)
National Instruments Corp.	9,298	554,161
NetApp, Inc.	15,130	1,160,471
Novanta, Inc. *	2,524	421,458
Pure Storage, Inc., Class A *	20,370	745,338
Rogers Corp. *	1,281	185,117
Seagate Technology Holdings plc	13,578	961,187
TD SYNNEX Corp.	2,934	298,534
TE Connectivity Ltd.	22,257	2,946,604
Teledyne Technologies, Inc. *	3,309	1,384,155
Trimble, Inc. *	17,488	958,168
Ubiquiti, Inc.	295	51,634
Western Digital Corp. *	22,518	1,013,310
Zebra Technologies Corp., Class A *	3,619	995,261
		250,049,397

Telecommunication Services 0.8%
AT&T, Inc.	504,194	7,457,029
Frontier Communications Parent, Inc. *	15,687	251,306
GCI Liberty, Inc. *(c)	3,916	707
Iridium Communications, Inc.	8,924	436,830
Liberty Global plc, Class C *	17,170	340,653
Lumen Technologies, Inc. *	64,373	102,353
T-Mobile US, Inc. *	40,587	5,529,979
Verizon Communications, Inc.	296,314	10,365,063
		24,483,920

Transportation 1.8%
Alaska Air Group, Inc. *	8,931	374,834
American Airlines Group, Inc. *	46,272	681,587
Avis Budget Group, Inc. *	1,679	358,282
C.H. Robinson Worldwide, Inc.	8,186	740,260
CSX Corp.	143,504	4,333,821
Delta Air Lines, Inc.	45,328	1,943,665
Expeditors International of Washington, Inc.	10,773	1,257,317
FedEx Corp.	16,326	4,261,412
GXO Logistics, Inc. *	8,369	535,365
Hertz Global Holdings, Inc. *	11,317	191,823
J.B. Hunt Transport Services, Inc.	5,824	1,094,213
Knight-Swift Transportation Holdings, Inc.	11,276	618,150
Landstar System, Inc.	2,518	477,942
Lyft, Inc., Class A *	23,357	275,145
Norfolk Southern Corp.	16,068	3,294,101
Old Dominion Freight Line, Inc.	6,344	2,711,235
RXO, Inc. *	8,179	147,876
Saia, Inc. *	1,864	794,437
Southwest Airlines Co.	41,795	1,320,722
Uber Technologies, Inc. *	142,728	6,741,043
U-Haul Holding Co.	620	35,321
U-Haul Holding Co.,Non Voting	6,194	329,769
Union Pacific Corp.	43,021	9,489,142
United Airlines Holdings, Inc. *	23,144	1,152,803
United Parcel Service, Inc., Class B	51,080	8,652,952
XPO, Inc. *	8,152	608,384
		52,421,601

Utilities 2.4%
Alliant Energy Corp.	17,669	886,454
Ameren Corp.	18,517	1,467,843
American Electric Power Co., Inc.	36,360	2,850,624
American Water Works Co., Inc.	13,777	1,911,421
Atmos Energy Corp.	10,198	1,182,458
Avangrid, Inc.	4,881	168,394
Black Hills Corp.	4,710	259,050
See financial notes
64Schwab U.S. Equity ETFs | Annual Report

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
CenterPoint Energy, Inc.	44,520	1,241,663
CMS Energy Corp.	20,511	1,152,513
Consolidated Edison, Inc.	24,505	2,179,965
Constellation Energy Corp.	22,935	2,388,910
Dominion Energy, Inc.	59,091	2,868,277
DTE Energy Co.	14,521	1,501,181
Duke Energy Corp.	54,412	4,831,786
Edison International	27,010	1,859,638
Entergy Corp.	14,917	1,420,844
Essential Utilities, Inc.	17,000	627,300
Evergy, Inc.	16,235	892,438
Eversource Energy	24,610	1,570,610
Exelon Corp.	70,272	2,819,313
FirstEnergy Corp.	38,269	1,380,363
Hawaiian Electric Industries, Inc.	7,659	107,379
IDACORP, Inc.	3,532	338,507
National Fuel Gas Co.	6,423	345,172
New Jersey Resources Corp.	6,764	285,238
NextEra Energy, Inc.	142,604	9,525,947
NiSource, Inc.	29,141	779,813
NRG Energy, Inc.	16,255	610,375
OGE Energy Corp.	14,090	479,764
ONE Gas, Inc.	3,913	283,575
Ormat Technologies, Inc.	3,653	277,409
PG&E Corp. *	114,380	1,864,394
Pinnacle West Capital Corp.	7,913	611,438
PNM Resources, Inc.	6,026	267,012
Portland General Electric Co.	6,840	300,002
PPL Corp.	52,131	1,299,105
Public Service Enterprise Group, Inc.	35,089	2,143,236
Sempra	44,466	3,122,403
Southwest Gas Holdings, Inc.	4,676	289,585
The AES Corp.	47,338	848,770
The Southern Co.	76,961	5,212,569
UGI Corp.	14,635	368,509
Vistra Corp.	24,763	778,053
WEC Energy Group, Inc.	22,299	1,875,792
Xcel Energy, Inc.	38,894	2,222,014
		69,697,106
Total Common Stocks (Cost $2,262,521,186)		2,933,211,672

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (d)	1,181,461	1,181,461
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (d)(e)	1,109,275	1,109,275
		2,290,736
Total Short-Term Investments (Cost $2,290,736)		2,290,736
Total Investments in Securities (Cost $2,264,811,922)		2,935,502,408

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 09/15/23	25	5,645,000	24,227

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,074,020.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust
Below is a summary of the fund’s transactions with affiliated issuers during the period ended August 31, 2023:
SECURITY	VALUE AT 8/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 8/31/23	BALANCE OF SHARES HELD AT 8/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.2% OF NET ASSETS

Financial Services 0.2%
The Charles Schwab Corp.	$6,429,560	$1,335,813	($344,826 )	($46,278 )	($1,223,497 )	$6,150,772	103,986	$98,760
See financial notes
Schwab U.S. Equity ETFs | Annual Report65

Schwab 1000 Index ETF
Portfolio Holdings  as of August 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$2,908,727,752	$—	$—	$2,908,727,752
Telecommunication Services	24,483,213	—	707	24,483,920
Short-Term Investments[1]	2,290,736	—	—	2,290,736
Futures Contracts[2]	24,227	—	—	24,227
Total	$2,935,525,928	$—	$707	$2,935,526,635

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
66Schwab U.S. Equity ETFs | Annual Report

Schwab 1000 Index ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - affiliated (cost $5,970,303)		$6,150,772
Investments in securities, at value - unaffiliated (cost $2,258,841,619) including securities on loan of $1,074,020		2,929,351,636
Cash		20,308
Deposit with broker for futures contracts		339,200
Receivables:
Dividends		4,320,698
Fund shares sold		2,175,679
Income from securities on loan		44,600
Investments sold	+	25,223
Total assets		2,942,428,116

Liabilities
Collateral held for securities on loan		1,109,275
Payables:
Investments bought		2,274,688
Management fees		122,961
Variation margin on futures contracts	+	11,998
Total liabilities		3,518,922
Net assets		$2,938,909,194

Net Assets by Source
Capital received from investors		$2,339,347,612
Total distributable earnings	+	599,561,582
Net assets		$2,938,909,194

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,938,909,194		67,600,000		$43.47

See financial notes
Schwab U.S. Equity ETFs | Annual Report67

Schwab 1000 Index ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $10,619)		$41,637,349
Dividends received from securities - affiliated		98,760
Securities on loan, net	+	231,744
Total investment income		41,967,853

Expenses
Management fees		1,266,822
Total expenses	–	1,266,822
Net investment income		40,701,031

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(107,408)
Net realized losses on sales of securities - unaffiliated		(45,971,140)
Net realized gains on sales of in-kind redemptions - affiliated		61,130
Net realized gains on sales of in-kind redemptions - unaffiliated		21,468,023
Net realized gains on futures contracts	+	156,602
Net realized losses		(24,392,793)
Net change in unrealized appreciation (depreciation) on securities - affiliated		(1,223,497)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		374,222,432
Net change in unrealized appreciation (depreciation) on futures contracts	+	278,222
Net change in unrealized appreciation (depreciation)	+	373,277,157
Net realized and unrealized gains		348,884,364
Increase in net assets resulting from operations		$389,585,395
See financial notes
68Schwab U.S. Equity ETFs | Annual Report

Schwab 1000 Index ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$40,701,031	$29,794,319
Net realized gains (losses)		(24,392,793)	4,531,559
Net change in unrealized appreciation (depreciation)	+	373,277,157	(352,446,723)
Increase (decrease) in net assets resulting from operations		$389,585,395	($318,120,845 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($38,671,065 )	($29,128,865 )

TRANSACTIONS IN FUND SHARES
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,750,000	$411,186,678	12,600,000	$529,373,421
Shares redeemed	+	(1,500,000)	(58,078,437)	(900,000)	(37,665,232)
Net transactions in fund shares		9,250,000	$353,108,241	11,700,000	$491,708,189

SHARES OUTSTANDING AND NET ASSETS
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		58,350,000	$2,234,886,623	46,650,000	$2,090,428,144
Total increase	+	9,250,000	704,022,571	11,700,000	144,458,479
End of period		67,600,000	$2,938,909,194	58,350,000	$2,234,886,623
See financial notes
Schwab U.S. Equity ETFs | Annual Report69

Schwab U.S. Large-Cap ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22[1]	9/1/20– 8/31/21[1]	9/1/19– 8/31/20[1]	9/1/18– 8/31/19[1]
Per-Share Data
Net asset value at beginning of period	$46.83	$54.73	$42.14	$35.00	$34.77
Income (loss) from investment operations:
Net investment income (loss)[2]	0.78	0.72	0.69	0.76	0.74
Net realized and unrealized gains (losses)	6.42	(7.90)	12.63	7.10	0.16
Total from investment operations	7.20	(7.18)	13.32	7.86	0.90
Less distributions:
Distributions from net investment income	(0.77)	(0.72)	(0.73)	(0.72)	(0.67)
Net asset value at end of period	$53.26	$46.83	$54.73	$42.14	$35.00
Total return	15.61%	(13.22%)	32.05%	22.92%	2.70%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%[3]	0.03%[3]	0.03%	0.03%	0.03%
Net investment income (loss)	1.63%	1.39%	1.45%	2.06%	2.19%
Portfolio turnover rate[4]	4%	4%	4%	5%	4%
Net assets, end of period (x 1,000,000)	$34,018	$28,911	$33,035	$23,253	$17,786

[1]	Per-Share Data has been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022 (see financial note 12 for additional information).
[2]	Calculated based on the average shares outstanding during the period.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
70Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Automobiles & Components 2.2%
Aptiv plc *	226,386	22,966,860
Autoliv, Inc.	64,851	6,329,457
BorgWarner, Inc.	196,980	8,026,935
Ford Motor Co.	3,305,351	40,093,908
General Motors Co.	1,164,890	39,035,464
Gentex Corp.	199,385	6,511,914
Harley-Davidson, Inc.	109,285	3,688,369
Lear Corp.	49,175	7,085,626
Lucid Group, Inc. *(a)	685,227	4,303,225
Phinia, Inc. *	39,351	1,093,958
Rivian Automotive, Inc., Class A *	470,167	10,686,896
Tesla, Inc. *	2,260,802	583,467,780
		733,290,392

Banks 2.9%
Bank of America Corp.	5,820,679	166,878,867
BOK Financial Corp.	24,263	2,016,498
Citigroup, Inc.	1,634,687	67,496,226
Citizens Financial Group, Inc.	407,513	11,463,341
Comerica, Inc.	110,030	5,293,543
Commerce Bancshares, Inc.	95,171	4,671,944
Cullen/Frost Bankers, Inc.	53,872	5,092,520
East West Bancorp, Inc.	118,245	6,543,678
Fifth Third Bancorp	570,418	15,144,598
First Citizens BancShares, Inc., Class A	10,039	13,657,056
First Horizon Corp.	448,560	5,629,428
Huntington Bancshares, Inc.	1,213,536	13,458,114
JPMorgan Chase & Co.	2,452,308	358,846,230
KeyCorp	787,404	8,921,287
M&T Bank Corp.	138,669	17,340,558
Regions Financial Corp.	788,942	14,469,196
The PNC Financial Services Group, Inc.	335,588	40,515,539
Truist Financial Corp.	1,115,707	34,084,849
U.S. Bancorp	1,172,968	42,848,521
Webster Financial Corp.	145,750	6,181,258
Wells Fargo & Co.	3,147,926	129,977,865
Western Alliance Bancorp	91,380	4,569,914
Zions Bancorp NA	122,902	4,363,021
		979,464,051

Capital Goods 5.9%
3M Co.	462,379	49,321,968
A.O. Smith Corp.	104,793	7,597,493
Acuity Brands, Inc.	26,645	4,297,306
Advanced Drainage Systems, Inc.	52,120	6,679,699
AECOM	115,838	10,164,785
AGCO Corp.	51,825	6,712,892
Allegion plc	73,609	8,377,440
AMETEK, Inc.	193,935	30,934,572
SECURITY	NUMBER OF SHARES	VALUE ($)
Axon Enterprise, Inc. *	58,886	12,537,418
Builders FirstSource, Inc. *	107,662	15,615,296
Carlisle Cos., Inc.	42,825	11,263,832
Carrier Global Corp.	701,105	40,278,482
Caterpillar, Inc.	432,558	121,605,031
Cummins, Inc.	118,499	27,259,510
Deere & Co.	226,370	93,024,488
Donaldson Co., Inc.	101,713	6,496,409
Dover Corp.	117,261	17,389,806
Eaton Corp. plc	334,077	76,961,318
Emerson Electric Co.	478,831	47,045,146
Fastenal Co.	478,518	27,553,066
Ferguson plc	171,835	27,761,663
Fortive Corp.	297,856	23,485,946
Fortune Brands Innovations, Inc.	105,842	7,305,215
Generac Holdings, Inc. *	52,287	6,212,218
General Dynamics Corp.	189,022	42,839,946
General Electric Co.	914,061	104,623,422
Graco, Inc.	140,808	11,115,384
HEICO Corp.	80,257	13,540,158
Honeywell International, Inc.	558,633	104,989,486
Howmet Aerospace, Inc.	308,930	15,282,767
Hubbell, Inc.	44,730	14,584,217
Huntington Ingalls Industries, Inc.	33,402	7,359,129
IDEX Corp.	63,178	14,303,499
Illinois Tool Works, Inc.	231,943	57,371,101
Ingersoll Rand, Inc.	338,314	23,550,038
Johnson Controls International plc	575,704	34,001,078
L3Harris Technologies, Inc.	158,683	28,259,855
Lennox International, Inc.	27,112	10,216,073
Lincoln Electric Holdings, Inc.	48,230	9,282,346
Lockheed Martin Corp.	189,255	84,852,479
Masco Corp.	189,461	11,180,094
Masterbrand, Inc. *	107,245	1,373,808
Nordson Corp.	45,569	11,125,216
Northrop Grumman Corp.	119,618	51,805,360
Otis Worldwide Corp.	346,368	29,631,782
Owens Corning	75,682	10,891,397
PACCAR, Inc.	439,613	36,175,754
Parker-Hannifin Corp.	107,897	44,982,259
Pentair plc	138,077	9,701,290
Plug Power, Inc. *(a)	454,319	3,843,539
Quanta Services, Inc.	121,820	25,566,363
Regal Rexnord Corp.	55,741	9,040,633
Rockwell Automation, Inc.	96,629	30,155,978
RTX Corp.	1,226,217	105,503,711
Sensata Technologies Holding plc	128,386	4,829,881
Snap-on, Inc.	44,319	11,904,083
Stanley Black & Decker, Inc.	128,681	12,144,913
Textron, Inc.	169,519	13,173,321
The Boeing Co. *	474,611	106,327,102
The Middleby Corp. *	45,006	6,552,424
The Toro Co.	87,397	8,942,461
Trane Technologies plc	191,067	39,218,412
TransDigm Group, Inc. *	43,842	39,626,592
Trex Co., Inc. *	91,537	6,532,996
United Rentals, Inc.	57,836	27,561,167
See financial notes
Schwab U.S. Equity ETFs | Annual Report71

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
W.W. Grainger, Inc.	37,410	26,715,977
Watsco, Inc.	28,347	10,333,899
Westinghouse Air Brake Technologies Corp.	150,298	16,911,531
WillScot Mobile Mini Holdings Corp. *	170,025	6,974,426
Woodward, Inc.	49,745	6,435,511
Xylem, Inc.	201,575	20,871,075
		2,008,084,932

Commercial & Professional Services 1.4%
Automatic Data Processing, Inc.	347,064	88,365,965
Booz Allen Hamilton Holding Corp., Class A	110,548	12,526,194
Broadridge Financial Solutions, Inc.	99,126	18,458,252
Ceridian HCM Holding, Inc. *	131,666	9,548,418
Cintas Corp.	72,674	36,640,051
Clarivate plc *	358,032	2,660,178
Concentrix Corp.	35,623	2,843,784
Copart, Inc. *	718,170	32,195,561
Dun & Bradstreet Holdings, Inc.	180,104	1,963,134
Equifax, Inc.	102,724	21,233,051
Genpact Ltd.	141,597	5,285,816
Jacobs Solutions, Inc.	107,268	14,461,872
Leidos Holdings, Inc.	115,275	11,240,465
Paychex, Inc.	269,126	32,895,271
Paycom Software, Inc.	40,816	12,034,189
Paylocity Holding Corp. *	34,525	6,922,263
RB Global, Inc.	152,443	9,408,782
Republic Services, Inc.	172,532	24,867,037
Robert Half International, Inc.	89,764	6,638,945
Rollins, Inc.	194,809	7,708,592
SS&C Technologies Holdings, Inc.	181,308	10,410,705
TransUnion	161,723	13,135,142
Verisk Analytics, Inc.	121,912	29,529,525
Waste Management, Inc.	310,268	48,643,817
		459,617,009

Consumer Discretionary Distribution & Retail 5.4%
Advance Auto Parts, Inc.	49,757	3,424,277
Amazon.com, Inc. *	7,490,816	1,033,807,516
AutoZone, Inc. *	15,474	39,169,800
Bath & Body Works, Inc.	191,283	7,052,604
Best Buy Co., Inc.	163,041	12,464,485
Burlington Stores, Inc. *	54,513	8,845,279
CarMax, Inc. *	132,019	10,783,312
Carvana Co. *(a)	82,247	4,141,137
eBay, Inc.	447,462	20,037,348
Etsy, Inc. *	103,723	7,630,901
Five Below, Inc. *	46,566	8,007,489
Floor & Decor Holdings, Inc., Class A *	89,168	8,890,050
GameStop Corp., Class A *(a)	213,604	3,962,354
Genuine Parts Co.	117,870	18,120,155
LKQ Corp.	212,109	11,142,086
Lowe’s Cos., Inc.	500,488	115,352,474
O'Reilly Automotive, Inc. *	51,151	48,066,595
Penske Automotive Group, Inc.	20,030	3,290,929
Pool Corp.	33,064	12,088,198
RH *	15,042	5,493,188
Ross Stores, Inc.	286,915	34,949,116
The Home Depot, Inc.	849,811	280,692,573
The TJX Cos., Inc.	966,945	89,423,074
Tractor Supply Co.	92,021	20,106,589
Ulta Beauty, Inc. *	42,225	17,524,642
Wayfair, Inc., Class A *	69,150	4,778,957
SECURITY	NUMBER OF SHARES	VALUE ($)
Williams-Sonoma, Inc.	54,861	7,746,373
		1,836,991,501

Consumer Durables & Apparel 0.9%
D.R. Horton, Inc.	260,058	30,952,103
Deckers Outdoor Corp. *	22,077	11,680,720
Garmin Ltd.	128,112	13,582,434
Hasbro, Inc.	109,353	7,873,416
Leggett & Platt, Inc.	110,196	3,107,527
Lennar Corp., Class A	223,595	26,627,929
Lululemon Athletica, Inc. *	97,049	37,000,902
Mohawk Industries, Inc. *	44,432	4,504,961
Newell Brands, Inc.	312,728	3,308,662
NIKE, Inc., Class B	1,034,401	105,208,926
NVR, Inc. *	2,579	16,447,134
Polaris, Inc.	44,595	4,998,654
PulteGroup, Inc.	187,649	15,398,477
Tapestry, Inc.	194,898	6,494,001
Toll Brothers, Inc.	86,623	7,097,022
VF Corp.	277,895	5,491,205
Whirlpool Corp.	45,715	6,398,271
		306,172,344

Consumer Services 2.2%
ADT, Inc.	178,052	1,143,094
Airbnb, Inc., Class A *	346,692	45,607,333
Aramark	230,924	8,585,754
Booking Holdings, Inc. *	30,981	96,196,934
Caesars Entertainment, Inc. *	180,851	9,993,826
Carnival Corp. *	840,356	13,294,432
Chipotle Mexican Grill, Inc. *	23,140	44,582,450
Darden Restaurants, Inc.	101,463	15,778,511
Domino’s Pizza, Inc.	29,725	11,515,465
DoorDash, Inc., Class A *	220,272	18,531,483
DraftKings, Inc., Class A *	387,868	11,500,286
Expedia Group, Inc. *	119,747	12,979,377
Hilton Worldwide Holdings, Inc.	221,661	32,949,908
Las Vegas Sands Corp.	274,549	15,061,758
Marriott International, Inc., Class A	216,790	44,118,933
McDonald’s Corp.	612,940	172,328,081
MGM Resorts International	253,401	11,144,576
Norwegian Cruise Line Holdings Ltd. *	357,978	5,931,696
Royal Caribbean Cruises Ltd. *	185,354	18,338,925
Service Corp. International	126,963	8,012,635
Starbucks Corp.	962,346	93,770,994
Vail Resorts, Inc.	34,203	7,740,823
Wyndham Hotels & Resorts, Inc.	71,993	5,427,552
Wynn Resorts Ltd.	86,586	8,778,089
Yum! Brands, Inc.	234,927	30,394,855
		743,707,770

Consumer Staples Distribution & Retail 1.7%
Albertsons Cos., Inc., Class A	168,179	3,767,209
BJ's Wholesale Club Holdings, Inc. *	111,889	7,540,200
Costco Wholesale Corp.	372,266	204,478,268
Dollar General Corp.	183,526	25,418,351
Dollar Tree, Inc. *	175,034	21,417,160
Sysco Corp.	426,195	29,684,482
Target Corp.	386,798	48,949,287
The Kroger Co.	549,879	25,508,887
US Foods Holding Corp. *	190,228	7,690,918
Walgreens Boots Alliance, Inc.	599,597	15,175,800
Walmart, Inc.	1,176,606	191,327,902
		580,958,464

See financial notes
72Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Energy 4.3%
Antero Resources Corp. *	229,973	6,363,353
APA Corp.	259,430	11,373,411
Baker Hughes Co.	847,408	30,667,696
Cheniere Energy, Inc.	204,427	33,362,486
Chesapeake Energy Corp.	89,684	7,911,026
Chevron Corp.	1,493,740	240,641,514
ConocoPhillips	1,015,553	120,881,274
Coterra Energy, Inc.	636,806	17,951,561
Devon Energy Corp.	537,369	27,454,182
Diamondback Energy, Inc.	152,690	23,175,288
EOG Resources, Inc.	491,326	63,194,350
EQT Corp.	303,817	13,130,971
Exxon Mobil Corp.	3,392,758	377,240,762
Halliburton Co.	756,506	29,216,262
Hess Corp.	231,878	35,825,151
HF Sinclair Corp.	108,238	5,962,831
Kinder Morgan, Inc.	1,651,934	28,446,304
Marathon Oil Corp.	519,105	13,678,417
Marathon Petroleum Corp.	356,760	50,934,625
New Fortress Energy, Inc.	39,575	1,228,408
Occidental Petroleum Corp.	601,933	37,795,373
ONEOK, Inc.	375,719	24,496,879
Ovintiv, Inc.	203,864	9,573,453
Phillips 66	384,433	43,886,871
Pioneer Natural Resources Co.	196,570	46,769,900
Schlumberger N.V.	1,197,488	70,603,893
Targa Resources Corp.	189,112	16,310,910
Texas Pacific Land Corp.	5,136	9,680,076
The Williams Cos., Inc.	1,024,907	35,390,039
Valero Energy Corp.	302,806	39,334,499
Vitesse Energy, Inc.	17,971	417,646
		1,472,899,411

Equity Real Estate Investment Trusts (REITs) 2.5%
Alexandria Real Estate Equities, Inc.	132,010	15,358,043
American Homes 4 Rent, Class A	263,877	9,510,127
American Tower Corp.	391,410	70,970,461
Americold Realty Trust, Inc.	227,451	7,653,726
Apartment Income REIT Corp.	125,874	4,287,268
AvalonBay Communities, Inc.	118,777	21,833,588
Boston Properties, Inc.	119,189	7,958,249
Camden Property Trust	89,084	9,587,220
Crown Castle, Inc.	363,429	36,524,614
CubeSmart	187,097	7,803,816
Digital Realty Trust, Inc.	243,847	32,119,527
Equinix, Inc.	78,484	61,325,828
Equity LifeStyle Properties, Inc.	146,311	9,796,985
Equity Residential	286,093	18,547,409
Essex Property Trust, Inc.	54,261	12,935,280
Extra Space Storage, Inc.	177,933	22,896,418
Federal Realty Investment Trust	61,320	6,005,681
Gaming & Leisure Properties, Inc.	220,514	10,452,364
Healthcare Realty Trust, Inc.	321,246	5,628,230
Healthpeak Properties, Inc.	458,332	9,432,473
Host Hotels & Resorts, Inc.	593,598	9,372,912
Invitation Homes, Inc.	487,247	16,610,250
Iron Mountain, Inc.	244,985	15,566,347
Kilroy Realty Corp.	88,345	3,264,348
Kimco Realty Corp.	518,884	9,827,663
Lamar Advertising Co., Class A	73,677	6,720,816
Medical Properties Trust, Inc.	506,482	3,656,800
Mid-America Apartment Communities, Inc.	98,000	14,232,540
NNN REIT, Inc.	154,903	6,101,629
Omega Healthcare Investors, Inc.	195,789	6,230,006
SECURITY	NUMBER OF SHARES	VALUE ($)
Prologis, Inc.	775,289	96,290,894
Public Storage	132,542	36,631,958
Realty Income Corp.	563,828	31,596,921
Regency Centers Corp.	137,894	8,577,007
Rexford Industrial Realty, Inc.	168,849	9,028,356
SBA Communications Corp.	91,287	20,496,670
Simon Property Group, Inc.	273,834	31,077,421
Sun Communities, Inc.	104,529	12,796,440
UDR, Inc.	259,101	10,338,130
Ventas, Inc.	335,236	14,643,108
VICI Properties, Inc.	840,477	25,920,311
Vornado Realty Trust	133,436	3,205,133
Welltower, Inc.	416,242	34,498,137
Weyerhaeuser Co.	617,217	20,213,857
WP Carey, Inc.	179,693	11,689,030
		839,213,991

Financial Services 7.7%
Affirm Holdings, Inc. *	176,084	3,664,308
AGNC Investment Corp.	500,599	4,960,936
Ally Financial, Inc.	253,470	7,018,584
American Express Co.	499,093	78,851,703
Ameriprise Financial, Inc.	87,675	29,597,327
Annaly Capital Management, Inc.	414,949	8,411,016
Apollo Global Management, Inc.	361,106	31,538,998
Ares Management Corp., Class A	134,874	13,951,367
Berkshire Hathaway, Inc., Class B *	1,496,477	539,031,015
BlackRock, Inc.	125,692	88,052,274
Blackstone, Inc.	593,320	63,111,448
Block, Inc. *	457,994	26,403,354
Capital One Financial Corp.	321,122	32,879,682
Cboe Global Markets, Inc.	88,490	13,247,838
CME Group, Inc.	301,874	61,183,822
Coinbase Global, Inc., Class A *	139,679	11,118,448
Corebridge Financial, Inc.	124,825	2,225,630
Credit Acceptance Corp. *	5,086	2,552,002
Discover Financial Services	212,446	19,135,011
Equitable Holdings, Inc.	278,551	8,022,269
FactSet Research Systems, Inc.	32,195	14,050,220
Fidelity National Information Services, Inc.	495,929	27,702,594
Fiserv, Inc. *	518,470	62,937,073
FleetCor Technologies, Inc. *	62,255	16,916,551
Franklin Resources, Inc.	240,724	6,436,960
Global Payments, Inc.	219,698	27,833,540
Intercontinental Exchange, Inc.	469,186	55,359,256
Invesco Ltd.	383,233	6,101,069
Jack Henry & Associates, Inc.	61,261	9,604,500
Jefferies Financial Group, Inc.	156,696	5,592,480
KKR & Co., Inc.	484,089	30,405,630
LPL Financial Holdings, Inc.	65,270	15,050,609
MarketAxess Holdings, Inc.	31,475	7,583,272
Mastercard, Inc., Class A	702,207	289,758,696
Moody's Corp.	132,217	44,530,686
Morgan Stanley	1,093,584	93,118,678
Morningstar, Inc.	20,990	4,883,743
MSCI, Inc.	67,335	36,604,653
Nasdaq, Inc.	284,771	14,944,782
Northern Trust Corp.	174,871	13,302,437
PayPal Holdings, Inc. *	937,205	58,584,685
Raymond James Financial, Inc.	160,295	16,765,254
S&P Global, Inc.	275,252	107,584,997
SEI Investments Co.	85,538	5,308,488
SoFi Technologies, Inc. *	696,527	6,031,924
Starwood Property Trust, Inc.	262,605	5,365,020
State Street Corp.	279,584	19,218,604
Synchrony Financial	359,944	11,618,992
See financial notes
Schwab U.S. Equity ETFs | Annual Report73

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
T. Rowe Price Group, Inc.	188,253	21,127,634
The Bank of New York Mellon Corp.	601,464	26,987,690
The Carlyle Group, Inc.	183,393	5,932,764
The Charles Schwab Corp. (b)	1,238,854	73,278,214
The Goldman Sachs Group, Inc.	279,083	91,458,290
The Western Union Co.	312,058	3,853,916
Visa, Inc., Class A	1,357,964	333,624,596
Voya Financial, Inc.	82,635	5,758,007
WEX, Inc. *	35,856	7,034,230
		2,627,207,766

Food, Beverage & Tobacco 3.0%
Altria Group, Inc.	1,499,361	66,301,743
Archer-Daniels-Midland Co.	458,015	36,320,590
Brown-Forman Corp., Class B	202,182	13,370,296
Bunge Ltd.	126,443	14,454,964
Campbell Soup Co.	169,017	7,048,009
Conagra Brands, Inc.	399,163	11,926,990
Constellation Brands, Inc., Class A	135,582	35,327,246
Darling Ingredients, Inc. *	134,498	8,306,597
General Mills, Inc.	492,103	33,295,689
Hormel Foods Corp.	241,948	9,336,773
Kellogg Co.	216,072	13,184,713
Keurig Dr Pepper, Inc.	705,259	23,731,965
Lamb Weston Holdings, Inc.	122,356	11,918,698
McCormick & Co., Inc. Non Voting Shares	210,237	17,256,253
Molson Coors Beverage Co., Class B	156,594	9,942,153
Mondelez International, Inc., Class A	1,143,307	81,472,057
Monster Beverage Corp. *	640,059	36,745,787
PepsiCo, Inc.	1,156,522	205,768,394
Philip Morris International, Inc.	1,302,276	125,096,633
Post Holdings, Inc. *	45,003	4,037,219
The Coca-Cola Co.	3,264,868	195,337,052
The Hershey Co.	123,296	26,491,379
The J.M. Smucker Co.	89,438	12,964,038
The Kraft Heinz Co.	667,845	22,098,991
Tyson Foods, Inc., Class A	239,792	12,773,720
		1,034,507,949

Health Care Equipment & Services 5.2%
Abbott Laboratories	1,458,680	150,098,172
agilon health, Inc. *	244,217	4,327,525
Align Technology, Inc. *	59,744	22,113,644
Baxter International, Inc.	423,768	17,204,981
Becton Dickinson & Co.	238,554	66,663,915
Boston Scientific Corp. *	1,207,871	65,152,562
Cardinal Health, Inc.	212,895	18,592,120
Cencora, Inc.	136,312	23,988,186
Centene Corp. *	459,739	28,342,909
Chemed Corp.	12,564	6,425,732
CVS Health Corp.	1,076,575	70,160,393
DaVita, Inc. *	46,054	4,716,851
Dentsply Sirona, Inc.	177,437	6,581,138
DexCom, Inc. *	324,772	32,795,477
Edwards Lifesciences Corp. *	509,926	38,994,041
Elevance Health, Inc.	198,988	87,954,686
Encompass Health Corp.	83,682	5,944,769
GE Healthcare, Inc.	327,575	23,077,659
Guardant Health, Inc. *	96,164	3,758,089
HCA Healthcare, Inc.	173,465	48,101,845
Henry Schein, Inc. *	110,101	8,427,131
Hologic, Inc. *	206,633	15,443,750
Humana, Inc.	104,684	48,325,275
IDEXX Laboratories, Inc. *	69,801	35,696,929
Insulet Corp. *	58,500	11,215,035
SECURITY	NUMBER OF SHARES	VALUE ($)
Intuitive Surgical, Inc. *	294,064	91,947,932
Laboratory Corp. of America Holdings	74,393	15,481,183
Masimo Corp. *	40,663	4,646,968
McKesson Corp.	113,966	46,990,461
Medtronic plc	1,116,753	91,015,370
Molina Healthcare, Inc. *	48,851	15,149,672
Novocure Ltd. *	75,930	1,675,016
Penumbra, Inc. *	32,127	8,497,592
Quest Diagnostics, Inc.	94,030	12,364,945
R1 RCM, Inc. *	113,581	1,958,136
ResMed, Inc.	123,685	19,738,889
Shockwave Medical, Inc. *	30,814	6,791,097
STERIS plc	83,324	19,130,357
Stryker Corp.	283,637	80,425,271
Teladoc Health, Inc. *	138,183	3,128,463
Teleflex, Inc.	39,298	8,360,257
The Cigna Group	248,489	68,647,571
The Cooper Cos., Inc.	41,406	15,319,806
UnitedHealth Group, Inc.	781,293	372,348,618
Universal Health Services, Inc., Class B	52,882	7,123,205
Veeva Systems, Inc., Class A *	121,854	25,430,930
Zimmer Biomet Holdings, Inc.	174,615	20,800,139
		1,781,074,692

Household & Personal Products 1.5%
Church & Dwight Co., Inc.	204,194	19,759,853
Colgate-Palmolive Co.	697,195	51,222,917
Kenvue, Inc.	1,446,453	33,340,740
Kimberly-Clark Corp.	283,077	36,468,810
Olaplex Holdings, Inc. *	69,894	189,413
Reynolds Consumer Products, Inc.	45,575	1,243,742
The Clorox Co.	103,934	16,260,474
The Estee Lauder Cos., Inc., Class A	194,270	31,186,163
The Procter & Gamble Co.	1,977,908	305,270,321
		494,942,433

Insurance 2.1%
Aflac, Inc.	460,490	34,338,739
American Financial Group, Inc.	58,518	6,783,407
American International Group, Inc.	606,200	35,474,824
Aon plc, Class A	171,559	57,196,055
Arch Capital Group Ltd. *	312,587	24,025,437
Arthur J. Gallagher & Co.	180,127	41,515,671
Assurant, Inc.	44,807	6,242,959
Brown & Brown, Inc.	197,731	14,651,867
Chubb Ltd.	347,799	69,862,385
Cincinnati Financial Corp.	132,165	13,981,735
CNA Financial Corp.	23,453	922,407
Erie Indemnity Co., Class A	21,002	5,853,888
Everest Group Ltd.	35,807	12,914,869
F&G Annuities & Life, Inc.	15,606	441,806
Fidelity National Financial, Inc.	226,756	9,387,699
Globe Life, Inc.	74,665	8,330,374
Lincoln National Corp.	128,626	3,300,543
Loews Corp.	158,981	9,871,130
Markel Group, Inc. *	11,260	16,652,639
Marsh & McLennan Cos., Inc.	415,275	80,974,472
MetLife, Inc.	538,851	34,130,822
Old Republic International Corp.	227,698	6,227,540
Principal Financial Group, Inc.	189,160	14,699,624
Prudential Financial, Inc.	305,598	28,930,963
Reinsurance Group of America, Inc.	55,849	7,741,788
RenaissanceRe Holdings Ltd.	42,015	7,894,198
The Allstate Corp.	220,626	23,785,689
See financial notes
74Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
The Hartford Financial Services Group, Inc.	259,512	18,638,152
The Progressive Corp.	491,805	65,641,213
The Travelers Cos., Inc.	194,331	31,331,987
W.R. Berkley Corp.	168,878	10,446,793
Willis Towers Watson plc	89,019	18,405,569
		720,597,244

Materials 2.5%
Air Products and Chemicals, Inc.	186,669	55,158,823
Albemarle Corp.	98,506	19,574,127
Alcoa Corp.	149,278	4,490,282
Amcor plc	1,237,057	12,048,935
AptarGroup, Inc.	54,737	7,255,937
Avery Dennison Corp.	67,891	12,789,307
Axalta Coating Systems Ltd. *	186,087	5,266,262
Ball Corp.	265,692	14,466,929
Berry Global Group, Inc.	100,116	6,541,579
Celanese Corp.	83,456	10,545,500
CF Industries Holdings, Inc.	163,048	12,566,109
Cleveland-Cliffs, Inc. *	435,095	6,652,603
Corteva, Inc.	595,626	30,085,069
Crown Holdings, Inc.	100,349	9,298,338
Dow, Inc.	595,216	32,474,985
DuPont de Nemours, Inc.	386,438	29,713,218
Eastman Chemical Co.	99,349	8,445,659
Ecolab, Inc.	207,563	38,152,155
FMC Corp.	104,292	8,993,099
Freeport-McMoRan, Inc.	1,201,076	47,934,943
International Flavors & Fragrances, Inc.	214,324	15,099,126
International Paper Co.	291,806	10,189,866
Linde plc	410,736	158,971,261
LyondellBasell Industries N.V., Class A	213,110	21,048,875
Martin Marietta Materials, Inc.	52,050	23,235,641
Newmont Corp.	665,948	26,251,670
Nucor Corp.	211,297	36,364,214
Packaging Corp. of America	75,564	11,266,592
PPG Industries, Inc.	198,134	28,087,476
Reliance Steel & Aluminum Co.	49,623	14,140,570
Royal Gold, Inc.	55,105	6,176,719
RPM International, Inc.	107,912	10,763,143
Sealed Air Corp.	120,403	4,462,135
Sonoco Products Co.	81,133	4,661,091
Steel Dynamics, Inc.	134,795	14,367,799
The Mosaic Co.	279,052	10,841,170
The Sherwin-Williams Co.	197,255	53,598,129
Vulcan Materials Co.	112,050	24,454,913
Westlake Corp.	28,790	3,770,914
Westrock Co.	215,534	7,050,117
		857,255,280

Media & Entertainment 7.7%
Activision Blizzard, Inc.	601,175	55,302,088
Alphabet, Inc., Class A *	4,985,481	678,872,948
Alphabet, Inc., Class C *	4,288,469	589,021,217
AMC Entertainment Holdings, Inc., Class A *(a)	48,800	612,441
Cable One, Inc.	3,943	2,565,198
Charter Communications, Inc., Class A *	87,367	38,277,230
Comcast Corp., Class A	3,489,454	163,166,869
DISH Network Corp., Class A *	208,007	1,248,042
Electronic Arts, Inc.	218,103	26,167,998
SECURITY	NUMBER OF SHARES	VALUE ($)
Fox Corp., Class A	334,140	11,046,668
IAC, Inc. *	63,380	3,506,815
Liberty Broadband Corp., Class C *	112,661	10,540,563
Liberty Media Corp.-Liberty Formula One, Class C *	192,683	13,254,664
Liberty Media Corp.-Liberty Live, Class C *	55,715	1,874,810
Liberty Media Corp.-Liberty SiriusXM, Class C *	188,997	4,619,087
Live Nation Entertainment, Inc. *	120,845	10,215,028
Match Group, Inc. *	232,614	10,902,618
Meta Platforms, Inc., Class A *	1,856,369	549,281,024
Netflix, Inc. *	373,285	161,886,239
News Corp., Class A	421,131	9,050,105
Omnicom Group, Inc.	168,737	13,669,384
Paramount Global, Class B	442,376	6,675,454
Pinterest, Inc., Class A *	498,432	13,701,896
ROBLOX Corp., Class A *	310,684	8,789,250
Roku, Inc. *	103,871	8,434,325
Sirius XM Holdings, Inc. (a)	583,298	2,566,511
Snap, Inc., Class A *	837,803	8,671,261
Take-Two Interactive Software, Inc. *	132,961	18,907,054
The Interpublic Group of Cos., Inc.	322,330	10,511,181
The Trade Desk, Inc., Class A *	371,907	29,763,717
The Walt Disney Co. *	1,533,071	128,287,381
Warner Bros Discovery, Inc. *	1,854,507	24,368,222
ZoomInfo Technologies, Inc. *	227,755	4,104,145
		2,619,861,433

Pharmaceuticals, Biotechnology & Life Sciences 7.7%
AbbVie, Inc.	1,480,748	217,610,726
Agilent Technologies, Inc.	248,801	30,122,337
Alnylam Pharmaceuticals, Inc. *	104,573	20,686,631
Amgen, Inc.	448,486	114,964,901
Avantor, Inc. *	563,869	12,207,764
Biogen, Inc. *	121,813	32,567,924
Biohaven Ltd. *	53,437	977,363
BioMarin Pharmaceutical, Inc. *	157,602	14,401,671
Bio-Rad Laboratories, Inc., Class A *	17,831	7,135,966
Bio-Techne Corp.	131,754	10,329,513
Bristol-Myers Squibb Co.	1,762,864	108,680,565
Bruker Corp.	83,453	5,474,517
Catalent, Inc. *	151,165	7,553,715
Charles River Laboratories International, Inc. *	43,017	8,896,776
Danaher Corp.	557,203	147,658,795
Elanco Animal Health, Inc. *	389,178	4,747,971
Eli Lilly & Co.	661,196	366,434,823
Exact Sciences Corp. *	151,433	12,670,399
Fortrea Holdings, Inc. *	74,348	2,048,287
Gilead Sciences, Inc.	1,047,443	80,108,441
Horizon Therapeutics plc *	189,522	21,366,710
Illumina, Inc. *	132,304	21,859,267
Incyte Corp. *	155,663	10,044,933
IQVIA Holdings, Inc. *	156,126	34,758,331
Jazz Pharmaceuticals plc *	53,714	7,700,439
Johnson & Johnson	2,021,207	326,788,748
Karuna Therapeutics, Inc. *	25,188	4,729,299
Merck & Co., Inc.	2,129,411	232,063,211
Mettler-Toledo International, Inc. *	18,516	22,468,796
Moderna, Inc. *	274,581	31,046,874
Neurocrine Biosciences, Inc. *	82,152	8,945,531
Organon & Co.	213,181	4,681,455
Pfizer, Inc.	4,735,107	167,528,086
Regeneron Pharmaceuticals, Inc. *	90,632	74,906,442
Repligen Corp. *	43,057	7,488,043
Revvity, Inc.	105,421	12,337,420
See financial notes
Schwab U.S. Equity ETFs | Annual Report75

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Royalty Pharma plc, Class A	316,140	9,427,295
Sarepta Therapeutics, Inc. *	78,218	9,465,160
Seagen, Inc. *	116,040	23,912,363
Syneos Health, Inc. *	87,581	3,742,336
Thermo Fisher Scientific, Inc.	323,847	180,415,164
United Therapeutics Corp. *	39,300	8,817,348
Vertex Pharmaceuticals, Inc. *	216,224	75,319,468
Viatris, Inc.	1,002,873	10,780,885
Waters Corp. *	49,552	13,914,201
West Pharmaceutical Services, Inc.	62,273	25,338,884
Zoetis, Inc.	388,049	73,927,215
		2,629,052,989

Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A *	261,248	22,219,142
CoStar Group, Inc. *	343,741	28,183,325
Jones Lang LaSalle, Inc. *	39,745	6,867,936
Zillow Group, Inc., Class C *	180,861	9,433,710
		66,704,113

Semiconductors & Semiconductor Equipment 7.4%
Advanced Micro Devices, Inc. *	1,350,776	142,804,039
Analog Devices, Inc.	424,689	77,199,966
Applied Materials, Inc.	709,234	108,342,586
Broadcom, Inc.	349,879	322,899,830
Enphase Energy, Inc. *	115,110	14,564,868
Entegris, Inc.	125,637	12,723,259
First Solar, Inc. *	83,401	15,772,797
Intel Corp.	3,500,227	122,997,977
KLA Corp.	115,222	57,826,465
Lam Research Corp.	112,767	79,207,541
Marvell Technology, Inc.	719,813	41,929,107
Microchip Technology, Inc.	460,674	37,701,560
Micron Technology, Inc.	919,392	64,302,277
Monolithic Power Systems, Inc.	37,752	19,676,720
NVIDIA Corp.	2,075,375	1,024,301,331
NXP Semiconductors N.V.	218,345	44,917,933
ON Semiconductor Corp. *	361,780	35,620,859
Qorvo, Inc. *	83,667	8,984,999
QUALCOMM, Inc.	934,865	107,070,088
Skyworks Solutions, Inc.	133,135	14,477,100
SolarEdge Technologies, Inc. *	47,264	7,683,709
Teradyne, Inc.	130,194	14,044,027
Texas Instruments, Inc.	761,446	127,968,615
Universal Display Corp.	36,690	5,964,326
Wolfspeed, Inc. *	103,518	4,950,231
		2,513,932,210

Software & Services 11.8%
Accenture plc, Class A	530,169	171,652,817
Adobe, Inc. *	385,034	215,364,918
Akamai Technologies, Inc. *	127,838	13,434,495
ANSYS, Inc. *	72,973	23,268,901
AppLovin Corp., Class A *	105,890	4,576,566
Aspen Technology, Inc. *	24,495	4,752,030
Atlassian Corp., Class A *	127,922	26,103,763
Autodesk, Inc. *	179,388	39,813,373
Bentley Systems, Inc., Class B	167,898	8,379,789
Bill Holdings, Inc. *	80,468	9,277,960
Black Knight, Inc. *	131,832	9,987,592
Cadence Design Systems, Inc. *	229,131	55,092,258
Cloudflare, Inc., Class A *	243,209	15,815,881
Cognizant Technology Solutions Corp., Class A	424,863	30,424,439
Crowdstrike Holdings, Inc., Class A *	187,581	30,581,330
SECURITY	NUMBER OF SHARES	VALUE ($)
Datadog, Inc., Class A *	211,530	20,408,414
DocuSign, Inc. *	169,955	8,548,737
DXC Technology Co. *	190,286	3,946,532
Dynatrace, Inc. *	181,002	8,724,296
Elastic N.V. *	65,025	4,023,747
EPAM Systems, Inc. *	48,660	12,602,453
Fair Isaac Corp. *	20,935	18,937,592
Five9, Inc. *	59,052	4,273,593
Fortinet, Inc. *	545,926	32,870,204
Gartner, Inc. *	66,339	23,197,422
Gen Digital, Inc.	477,014	9,659,534
GoDaddy, Inc., Class A *	128,538	9,320,290
Guidewire Software, Inc. *	68,165	5,891,501
HubSpot, Inc. *	41,674	22,775,674
International Business Machines Corp.	761,991	111,883,139
Intuit, Inc.	235,408	127,546,409
Manhattan Associates, Inc. *	52,030	10,542,319
Microsoft Corp.	6,239,610	2,045,094,574
MongoDB, Inc. *	58,780	22,412,814
Okta, Inc. *	130,197	10,872,751
Oracle Corp.	1,290,915	155,413,257
Palantir Technologies, Inc., Class A *	1,499,018	22,455,290
Palo Alto Networks, Inc. *	254,185	61,843,211
PTC, Inc. *	89,454	13,164,945
Roper Technologies, Inc.	89,574	44,702,800
Salesforce, Inc. *	821,894	182,016,645
ServiceNow, Inc. *	170,981	100,678,742
Snowflake, Inc., Class A *	243,296	38,160,978
Splunk, Inc. *	127,918	15,511,337
Synopsys, Inc. *	127,910	58,696,620
Twilio, Inc., Class A *	146,216	9,315,421
Tyler Technologies, Inc. *	35,133	13,998,041
UiPath, Inc., Class A *	301,249	4,762,747
Unity Software, Inc. *	187,707	6,958,299
VeriSign, Inc. *	75,979	15,787,676
VMware, Inc., Class A *	176,667	29,817,856
Workday, Inc., Class A *	172,347	42,138,842
Zoom Video Communications, Inc., Class A *	185,338	13,164,558
Zscaler, Inc. *	71,502	11,157,887
		4,011,803,259

Technology Hardware & Equipment 8.7%
Amphenol Corp., Class A	500,690	44,250,982
Apple Inc.	12,407,034	2,330,909,478
Arista Networks, Inc. *	210,169	41,031,294
Arrow Electronics, Inc. *	47,441	6,330,053
CDW Corp.	112,847	23,827,644
Ciena Corp. *	123,998	6,197,420
Cisco Systems, Inc.	3,435,944	197,051,388
Cognex Corp.	144,086	6,783,569
Corning, Inc.	640,024	21,005,588
Dell Technologies, Inc., Class C	214,956	12,089,126
F5, Inc. *	50,364	8,242,572
Hewlett Packard Enterprise Co.	1,088,450	18,492,766
HP, Inc.	725,128	21,543,553
Jabil, Inc.	112,238	12,842,272
Juniper Networks, Inc.	268,719	7,825,097
Keysight Technologies, Inc. *	149,249	19,894,892
Motorola Solutions, Inc.	141,000	39,983,370
NetApp, Inc.	179,671	13,780,766
Pure Storage, Inc., Class A *	242,577	8,875,892
Seagate Technology Holdings plc	161,799	11,453,751
TD SYNNEX Corp.	34,731	3,533,879
TE Connectivity Ltd.	264,951	35,076,863
Teledyne Technologies, Inc. *	39,337	16,454,667
See financial notes
76Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Trimble, Inc. *	208,105	11,402,073
Ubiquiti, Inc.	3,680	644,110
Western Digital Corp. *	268,602	12,087,090
Zebra Technologies Corp., Class A *	43,217	11,885,107
		2,943,495,262

Telecommunication Services 0.8%
AT&T, Inc.	6,002,315	88,774,239
GCI Liberty, Inc. *(c)	75,055	13,552
Liberty Global plc, Class C *	342,102	6,787,303
Lumen Technologies, Inc. *	756,625	1,203,034
T-Mobile US, Inc. *	483,920	65,934,100
Verizon Communications, Inc.	3,527,292	123,384,674
		286,096,902

Transportation 1.8%
Alaska Air Group, Inc. *	107,798	4,524,282
American Airlines Group, Inc. *	548,535	8,079,920
Avis Budget Group, Inc. *	19,997	4,267,160
C.H. Robinson Worldwide, Inc.	97,102	8,780,934
CSX Corp.	1,703,606	51,448,901
Delta Air Lines, Inc.	541,264	23,209,400
Expeditors International of Washington, Inc.	128,464	14,993,033
FedEx Corp.	194,304	50,717,230
Hertz Global Holdings, Inc. *	133,701	2,266,232
J.B. Hunt Transport Services, Inc.	69,351	13,029,666
Knight-Swift Transportation Holdings, Inc.	134,824	7,391,052
Lyft, Inc., Class A *	272,582	3,211,016
Norfolk Southern Corp.	191,379	39,234,609
Old Dominion Freight Line, Inc.	75,627	32,320,711
RXO, Inc. *	99,910	1,806,373
Southwest Airlines Co.	499,832	15,794,691
Uber Technologies, Inc. *	1,699,464	80,265,685
U-Haul Holding Co.	8,245	469,718
Union Pacific Corp.	511,687	112,862,802
United Airlines Holdings, Inc. *	273,726	13,634,292
United Parcel Service, Inc., Class B	608,247	103,037,042
XPO, Inc. *	97,283	7,260,230
		598,604,979

Utilities 2.3%
Alliant Energy Corp.	209,696	10,520,448
Ameren Corp.	220,459	17,475,785
American Electric Power Co., Inc.	433,079	33,953,394
American Water Works Co., Inc.	163,753	22,719,091
Atmos Energy Corp.	121,248	14,058,706
Avangrid, Inc.	58,150	2,006,175
CenterPoint Energy, Inc.	529,894	14,778,744
CMS Energy Corp.	243,768	13,697,324
Consolidated Edison, Inc.	291,882	25,965,823
Constellation Energy Corp.	271,530	28,282,565
Dominion Energy, Inc.	700,265	33,990,863
DTE Energy Co.	173,014	17,886,187
Duke Energy Corp.	646,063	57,370,394
Edison International	321,688	22,148,219
Entergy Corp.	177,561	16,912,685
Essential Utilities, Inc.	202,588	7,475,497
Evergy, Inc.	191,641	10,534,506
SECURITY	NUMBER OF SHARES	VALUE ($)
Eversource Energy	292,912	18,693,644
Exelon Corp.	836,987	33,579,918
FirstEnergy Corp.	455,541	16,431,364
NextEra Energy, Inc.	1,697,812	113,413,842
NiSource, Inc.	346,667	9,276,809
NRG Energy, Inc.	192,502	7,228,450
OGE Energy Corp.	169,050	5,756,152
PG&E Corp. *	1,361,068	22,185,408
Pinnacle West Capital Corp.	94,237	7,281,693
PPL Corp.	617,657	15,392,012
Public Service Enterprise Group, Inc.	418,327	25,551,413
Sempra	529,287	37,166,533
The AES Corp.	562,349	10,082,918
The Southern Co.	916,330	62,063,031
UGI Corp.	175,873	4,428,482
Vistra Corp.	294,768	9,261,611
WEC Energy Group, Inc.	264,727	22,268,835
Xcel Energy, Inc.	463,135	26,458,903
		796,297,424
Total Common Stocks (Cost $22,830,879,086)		33,941,833,800

SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (d)	21,369,226	21,369,226
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (d)(e)	16,796,061	16,796,061
		38,165,287
Total Short-Term Investments (Cost $38,165,287)		38,165,287
Total Investments in Securities (Cost $22,869,044,373)		33,979,999,087

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 09/15/23	323	72,933,400	280,374

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $16,307,417.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust
See financial notes
Schwab U.S. Equity ETFs | Annual Report77

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

Below is a summary of the fund’s transactions with affiliated issuers during the period ended August 31, 2023:
SECURITY	VALUE AT 8/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 8/31/23	BALANCE OF SHARES HELD AT 8/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.2% OF NET ASSETS

Financial Services 0.2%
The Charles Schwab Corp.	$85,808,704	$10,103,490	($6,877,661 )	$875,484	($16,631,803 )	$73,278,214	1,238,854	$1,225,576

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$33,655,736,898	$—	$—	$33,655,736,898
Telecommunication Services	286,083,350	—	13,552	286,096,902
Short-Term Investments[1]	38,165,287	—	—	38,165,287
Futures Contracts[2]	280,374	—	—	280,374
Total	$33,980,265,909	$—	$13,552	$33,980,279,461

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
78Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - affiliated (cost $60,391,797)		$73,278,214
Investments in securities, at value - unaffiliated (cost $22,808,652,576) including securities on loan of $16,307,417		33,906,720,873
Deposit with broker for futures contracts		4,367,200
Receivables:
Dividends		50,649,383
Fund shares sold		13,327,481
Investments sold		6,373,323
Income from securities on loan	+	452,421
Total assets		34,055,168,895

Liabilities
Collateral held for securities on loan		16,796,061
Payables:
Investments bought		14,234,055
Fund shares redeemed		5,326,100
Management fees		855,036
Variation margin on futures contracts	+	157,440
Total liabilities		37,368,692
Net assets		$34,017,800,203

Net Assets by Source
Capital received from investors		$23,793,673,855
Total distributable earnings	+	10,224,126,348
Net assets		$34,017,800,203

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$34,017,800,203		638,700,000		$53.26

See financial notes
Schwab U.S. Equity ETFs | Annual Report79

Schwab U.S. Large-Cap ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $127,261)		$507,533,198
Dividends received from securities - affiliated		1,225,576
Securities on loan, net	+	2,863,225
Total investment income		511,621,999

Expenses
Management fees		9,245,009
Proxy fees[1]	+	120,435
Total expenses	–	9,365,444
Net investment income		502,256,555

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(1,234,068)
Net realized losses on sales of securities - unaffiliated		(391,211,304)
Net realized gains on sales of in-kind redemptions - affiliated		2,109,552
Net realized gains on sales of in-kind redemptions - unaffiliated		931,055,077
Net realized gains on futures contracts	+	1,413,040
Net realized gains		542,132,297
Net change in unrealized appreciation (depreciation) on securities - affiliated		(16,631,803)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		3,652,458,513
Net change in unrealized appreciation (depreciation) on futures contracts	+	3,582,966
Net change in unrealized appreciation (depreciation)	+	3,639,409,676
Net realized and unrealized gains		4,181,541,973
Increase in net assets resulting from operations		$4,683,798,528

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
80Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$502,256,555	$442,102,487
Net realized gains		542,132,297	1,524,137,554
Net change in unrealized appreciation (depreciation)	+	3,639,409,676	(6,397,356,416)
Increase (decrease) in net assets resulting from operations		$4,683,798,528	($4,431,116,375 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($491,587,390 )	($444,552,685 )

TRANSACTIONS IN FUND SHARES[1]
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		60,200,000	$2,775,351,355	76,150,000	$3,881,895,998
Shares redeemed	+	(38,800,000)	(1,860,648,362)	(62,450,000)	(3,130,544,574)
Net transactions in fund shares		21,400,000	$914,702,993	13,700,000	$751,351,424

SHARES OUTSTANDING AND NET ASSETS[1]
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		617,300,000	$28,910,886,072	603,600,000	$33,035,203,708
Total increase (decrease)	+	21,400,000	5,106,914,131	13,700,000	(4,124,317,636)
End of period		638,700,000	$34,017,800,203	617,300,000	$28,910,886,072

[1]
For the period ended August 31, 2022, transactions in fund shares have been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10,
2022. The retroactive adjustment of the share split does not change the transaction in fund share values (see financial note 12 for additional information).

See financial notes
Schwab U.S. Equity ETFs | Annual Report81

Schwab U.S. Large-Cap Growth ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22[1]	9/1/20– 8/31/21[1]	9/1/19– 8/31/20[1]	9/1/18– 8/31/19[1]
Per-Share Data
Net asset value at beginning of period	$62.09	$78.35	$60.08	$42.01	$40.85
Income (loss) from investment operations:
Net investment income (loss)[2]	0.35	0.29	0.37	0.35	0.48
Net realized and unrealized gains (losses)	14.73	(16.20)	18.21	18.09	1.14
Total from investment operations	15.08	(15.91)	18.58	18.44	1.62
Less distributions:
Distributions from net investment income	(0.34)	(0.35)	(0.31)	(0.37)	(0.46)
Net asset value at end of period	$76.83	$62.09	$78.35	$60.08	$42.01
Total return	24.41%	(20.37%)	31.06%	44.22%	4.09%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%[3]	0.04%[3]	0.04%	0.04%	0.04%
Net investment income (loss)	0.54%	0.41%	0.55%	0.74%	1.21%
Portfolio turnover rate[4]	9%	6%	12%	7%	14%
Net assets, end of period (x 1,000,000)	$19,818	$14,493	$16,563	$12,785	$8,108

[1]	Per-Share Data has been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022 (see financial note 12 for additional information).
[2]	Calculated based on the average shares outstanding during the period.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
82Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.9% OF NET ASSETS

Automobiles & Components 3.4%
Tesla, Inc. *	2,590,230	668,486,558

Banks 0.1%
First Citizens BancShares, Inc., Class A	11,355	15,447,342

Capital Goods 2.3%
Axon Enterprise, Inc. *	67,693	14,412,517
Builders FirstSource, Inc. *	123,521	17,915,486
Carlisle Cos., Inc.	48,507	12,758,311
Deere & Co.	259,614	106,685,777
Generac Holdings, Inc. *	59,781	7,102,581
General Electric Co.	1,048,329	119,991,737
Huntington Ingalls Industries, Inc.	37,219	8,200,090
L3Harris Technologies, Inc.	182,219	32,451,382
Nordson Corp.	50,825	12,408,415
Plug Power, Inc. *(a)	519,003	4,390,765
TransDigm Group, Inc. *	50,303	45,466,367
Trex Co., Inc. *	104,568	7,463,018
United Rentals, Inc.	65,900	31,403,986
W.W. Grainger, Inc.	42,944	30,668,028
WillScot Mobile Mini Holdings Corp. *	192,238	7,885,603
		459,204,063

Commercial & Professional Services 0.8%
Ceridian HCM Holding, Inc. *	149,154	10,816,648
Cintas Corp.	83,157	41,925,265
Concentrix Corp.	39,953	3,189,448
Copart, Inc. *	826,466	37,050,471
Paycom Software, Inc.	46,907	13,830,060
Paylocity Holding Corp. *	39,719	7,963,659
Verisk Analytics, Inc.	139,368	33,757,717
		148,533,268

Consumer Discretionary Distribution & Retail 6.9%
Amazon.com, Inc. *	8,565,277	1,182,093,879
AutoZone, Inc. *	17,782	45,012,110
Carvana Co. *(a)	96,234	4,845,382
Etsy, Inc. *	121,848	8,964,357
Five Below, Inc. *	54,044	9,293,406
Floor & Decor Holdings, Inc., Class A *	103,141	10,283,158
O'Reilly Automotive, Inc. *	59,025	55,465,792
Pool Corp.	38,203	13,967,017
RH *	17,316	6,323,630
Ulta Beauty, Inc. *	48,523	20,138,501
Wayfair, Inc., Class A *	79,425	5,489,062
		1,361,876,294

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Durables & Apparel 0.6%
D.R. Horton, Inc.	299,308	35,623,638
Deckers Outdoor Corp. *	25,298	13,384,919
Lululemon Athletica, Inc. *	111,646	42,566,154
NVR, Inc. *	2,901	18,500,634
		110,075,345

Consumer Services 1.6%
Airbnb, Inc., Class A *	397,088	52,236,926
Booking Holdings, Inc. *	35,573	110,455,232
Caesars Entertainment, Inc. *	205,833	11,374,332
Chipotle Mexican Grill, Inc. *	26,543	51,138,806
Domino’s Pizza, Inc.	33,561	13,001,531
DoorDash, Inc., Class A *	253,753	21,348,240
DraftKings, Inc., Class A *	444,381	13,175,897
Expedia Group, Inc. *	137,221	14,873,384
Hilton Worldwide Holdings, Inc.	254,093	37,770,924
		325,375,272

Consumer Staples Distribution & Retail 1.3%
Costco Wholesale Corp.	427,061	234,576,066
Dollar General Corp.	209,441	29,007,579
		263,583,645

Energy 1.5%
Baker Hughes Co.	972,253	35,185,836
Cheniere Energy, Inc.	233,899	38,172,317
Diamondback Energy, Inc.	173,568	26,344,151
EOG Resources, Inc.	564,843	72,650,106
EQT Corp.	347,849	15,034,034
Halliburton Co.	865,370	33,420,589
Hess Corp.	266,844	41,227,398
New Fortress Energy, Inc.	42,826	1,329,319
Targa Resources Corp.	215,059	18,548,839
Texas Pacific Land Corp.	5,889	11,099,293
		293,011,882

Equity Real Estate Investment Trusts (REITs) 0.9%
American Tower Corp.	448,672	81,353,207
Equinix, Inc.	90,038	70,353,892
Rexford Industrial Realty, Inc.	189,210	10,117,059
SBA Communications Corp.	103,361	23,207,645
		185,031,803

Financial Services 6.7%
Affirm Holdings, Inc. *	202,909	4,222,536
BlackRock, Inc.	144,265	101,063,403
Block, Inc. *	523,087	30,155,966
Coinbase Global, Inc., Class A *	160,194	12,751,442
Corebridge Financial, Inc.	143,293	2,554,914
Credit Acceptance Corp. *	5,619	2,819,446
See financial notes
Schwab U.S. Equity ETFs | Annual Report83

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
FactSet Research Systems, Inc.	36,341	15,859,576
Fiserv, Inc. *	592,235	71,891,407
FleetCor Technologies, Inc. *	69,905	18,995,286
KKR & Co., Inc.	556,732	34,968,337
LPL Financial Holdings, Inc.	74,474	17,172,960
MarketAxess Holdings, Inc.	36,051	8,685,767
Mastercard, Inc., Class A	805,572	332,411,230
Moody's Corp.	151,873	51,150,826
MSCI, Inc.	76,838	41,770,674
PayPal Holdings, Inc. *	1,072,097	67,016,783
S&P Global, Inc.	316,255	123,611,429
Visa, Inc., Class A	1,557,620	382,676,082
WEX, Inc. *	39,697	7,787,757
		1,327,565,821

Food, Beverage & Tobacco 0.2%
Monster Beverage Corp. *	738,289	42,385,171
Post Holdings, Inc. *	47,652	4,274,861
		46,660,032

Health Care Equipment & Services 6.0%
agilon health, Inc. *	279,661	4,955,593
Align Technology, Inc. *	68,424	25,326,459
Centene Corp. *	527,347	32,510,942
Chemed Corp.	13,810	7,062,986
DexCom, Inc. *	372,963	37,661,804
Edwards Lifesciences Corp. *	583,737	44,638,368
Elevance Health, Inc.	228,118	100,830,437
GE Healthcare, Inc.	375,875	26,480,394
Guardant Health, Inc. *	109,853	4,293,055
Humana, Inc.	120,064	55,425,144
IDEXX Laboratories, Inc. *	79,917	40,870,353
Insulet Corp. *	66,744	12,795,492
Intuitive Surgical, Inc. *	337,566	105,550,137
Masimo Corp. *	46,156	5,274,708
McKesson Corp.	130,306	53,727,770
Molina Healthcare, Inc. *	55,605	17,244,223
Novocure Ltd. *	87,399	1,928,022
Penumbra, Inc. *	36,688	9,703,976
R1 RCM, Inc. *	128,420	2,213,961
ResMed, Inc.	141,002	22,502,509
Shockwave Medical, Inc. *	35,124	7,740,978
Teladoc Health, Inc. *	156,783	3,549,567
Teleflex, Inc.	44,744	9,518,839
The Cigna Group	284,495	78,594,589
The Cooper Cos., Inc.	47,233	17,475,738
UnitedHealth Group, Inc.	895,909	426,972,311
Veeva Systems, Inc., Class A *	140,564	29,335,707
		1,184,184,062

Household & Personal Products 0.2%
Olaplex Holdings, Inc. *	69,385	188,033
The Estee Lauder Cos., Inc., Class A	223,343	35,853,252
		36,041,285

Insurance 0.1%
Markel Group, Inc. *	12,797	18,925,739
RenaissanceRe Holdings Ltd.	48,161	9,048,971
		27,974,710

Materials 1.7%
Albemarle Corp.	112,771	22,408,725
Cleveland-Cliffs, Inc. *	494,186	7,556,104
SECURITY	NUMBER OF SHARES	VALUE ($)
Corteva, Inc.	683,186	34,507,725
Linde plc	471,511	182,493,618
Martin Marietta Materials, Inc.	59,210	26,431,936
The Sherwin-Williams Co.	225,582	61,295,141
Westlake Corp.	32,694	4,282,260
		338,975,509

Media & Entertainment 12.3%
Alphabet, Inc., Class A *	5,694,773	775,457,239
Alphabet, Inc., Class C *	4,896,588	672,546,362
Cable One, Inc.	4,570	2,973,105
Charter Communications, Inc., Class A *	101,014	44,256,254
Liberty Broadband Corp., Class C *	129,086	12,077,286
Live Nation Entertainment, Inc. *	140,830	11,904,360
Meta Platforms, Inc., Class A *	2,129,637	630,138,292
Netflix, Inc. *	428,026	185,626,316
Pinterest, Inc., Class A *	586,137	16,112,906
ROBLOX Corp., Class A *	359,102	10,158,996
Roku, Inc. *	119,739	9,722,807
Snap, Inc., Class A *	971,827	10,058,409
Take-Two Interactive Software, Inc. *	155,827	22,158,599
The Trade Desk, Inc., Class A *	430,114	34,422,023
ZoomInfo Technologies, Inc. *	272,900	4,917,658
		2,442,530,612

Pharmaceuticals, Biotechnology & Life Sciences 7.4%
Alnylam Pharmaceuticals, Inc. *	119,596	23,658,481
Avantor, Inc. *	646,540	13,997,591
Biohaven Ltd. *	60,834	1,112,654
BioMarin Pharmaceutical, Inc. *	179,743	16,424,915
Bio-Rad Laboratories, Inc., Class A *	20,373	8,153,274
Bio-Techne Corp.	150,677	11,813,077
Catalent, Inc. *	172,513	8,620,475
Charles River Laboratories International, Inc. *	48,810	10,094,884
Danaher Corp.	640,067	169,617,755
Eli Lilly & Co.	758,140	420,161,188
Exact Sciences Corp. *	173,685	14,532,224
Horizon Therapeutics plc *	217,119	24,477,996
Illumina, Inc. *	152,136	25,135,910
Incyte Corp. *	176,113	11,364,572
IQVIA Holdings, Inc. *	178,215	39,676,005
Jazz Pharmaceuticals plc *	59,325	8,504,832
Karuna Therapeutics, Inc. *	28,985	5,442,224
Mettler-Toledo International, Inc. *	21,152	25,667,529
Moderna, Inc. *	315,261	35,646,561
Neurocrine Biosciences, Inc. *	92,455	10,067,425
Regeneron Pharmaceuticals, Inc. *	103,839	85,821,895
Repligen Corp. *	49,681	8,640,023
Revvity, Inc.	119,416	13,975,254
Sarepta Therapeutics, Inc. *	89,386	10,816,600
Seagen, Inc. *	133,352	27,479,847
Syneos Health, Inc. *	97,201	4,153,399
Thermo Fisher Scientific, Inc.	371,680	207,062,928
United Therapeutics Corp. *	44,476	9,978,635
Vertex Pharmaceuticals, Inc. *	248,005	86,390,062
Waters Corp. *	56,285	15,804,828
West Pharmaceutical Services, Inc.	71,301	29,012,377
Zoetis, Inc.	444,640	84,708,366
		1,468,013,786

See financial notes
84Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Real Estate Management & Development 0.2%
CoStar Group, Inc. *	393,964	32,301,108
Zillow Group, Inc., Class C *	207,836	10,840,726
		43,141,834

Semiconductors & Semiconductor Equipment 9.9%
Advanced Micro Devices, Inc. *	1,549,828	163,847,816
Broadcom, Inc.	401,390	370,438,817
Enphase Energy, Inc. *	131,970	16,698,164
KLA Corp.	132,623	66,559,505
Lam Research Corp.	129,713	91,110,411
Monolithic Power Systems, Inc.	43,640	22,745,605
NVIDIA Corp.	2,372,725	1,171,058,424
ON Semiconductor Corp. *	417,514	41,108,429
Qorvo, Inc. *	96,725	10,387,298
SolarEdge Technologies, Inc. *	54,346	8,835,029
Universal Display Corp.	42,115	6,846,214
		1,969,635,712

Software & Services 20.9%
Accenture plc, Class A	608,426	196,990,086
Adobe, Inc. *	441,405	246,895,473
ANSYS, Inc. *	83,534	26,636,487
AppLovin Corp., Class A *	121,058	5,232,127
Atlassian Corp., Class A *	146,370	29,868,262
Autodesk, Inc. *	206,479	45,825,949
Bill Holdings, Inc. *	92,227	10,633,773
Cadence Design Systems, Inc. *	262,881	63,207,108
Cloudflare, Inc., Class A *	278,639	18,119,894
Crowdstrike Holdings, Inc., Class A *	215,890	35,196,547
Datadog, Inc., Class A *	242,323	23,379,323
DocuSign, Inc. *	194,751	9,795,975
Dynatrace, Inc. *	208,880	10,068,016
Elastic N.V. *	74,631	4,618,166
EPAM Systems, Inc. *	55,617	14,404,247
Fair Isaac Corp. *	23,959	21,673,072
Five9, Inc. *	68,014	4,922,173
Fortinet, Inc. *	628,605	37,848,307
Gartner, Inc. *	75,506	26,402,938
GoDaddy, Inc., Class A *	145,885	10,578,121
HubSpot, Inc. *	47,833	26,141,691
Intuit, Inc.	270,177	146,384,600
Microsoft Corp.	7,141,769	2,340,786,207
MongoDB, Inc. *	67,409	25,703,052
Okta, Inc. *	148,966	12,440,151
Palo Alto Networks, Inc. *	291,005	70,801,517
PTC, Inc. *	101,845	14,988,529
Roper Technologies, Inc.	102,501	51,154,149
Salesforce, Inc. *	942,312	208,684,416
ServiceNow, Inc. *	196,254	115,560,243
Snowflake, Inc., Class A *	278,138	43,625,945
Splunk, Inc. *	146,292	17,739,368
Synopsys, Inc. *	146,848	67,387,079
Twilio, Inc., Class A *	168,464	10,732,841
Tyler Technologies, Inc. *	40,252	16,037,604
UiPath, Inc., Class A *	345,383	5,460,505
Unity Software, Inc. *	215,691	7,995,665
VMware, Inc., Class A *	201,859	34,069,762
Workday, Inc., Class A *	198,433	48,516,869
Zoom Video Communications, Inc., Class A *	212,266	15,077,254
Zscaler, Inc. *	82,418	12,861,329
		4,134,444,820

SECURITY	NUMBER OF SHARES	VALUE ($)
Technology Hardware & Equipment 14.0%
Apple Inc.	14,201,908	2,668,112,456
Arista Networks, Inc. *	241,317	47,112,318
Ciena Corp. *	144,885	7,241,352
Dell Technologies, Inc., Class C	254,731	14,326,072
Pure Storage, Inc., Class A *	284,421	10,406,964
Teledyne Technologies, Inc. *	46,260	19,350,558
Ubiquiti, Inc.	4,639	811,964
Zebra Technologies Corp., Class A *	50,249	13,818,978
		2,781,180,662

Telecommunication Services 0.4%
T-Mobile US, Inc. *	554,123	75,499,259

Transportation 0.3%
Hertz Global Holdings, Inc. *	145,993	2,474,582
Knight-Swift Transportation Holdings, Inc.	152,115	8,338,944
Lyft, Inc., Class A *	313,863	3,697,306
Old Dominion Freight Line, Inc.	86,764	37,080,331
U-Haul Holding Co.	9,292	529,365
		52,120,528

Utilities 0.2%
Constellation Energy Corp.	311,310	32,426,050
Total Common Stocks (Cost $12,210,045,805)		19,791,020,154

SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (b)	15,652,296	15,652,296
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (b)(c)	7,993,825	7,993,825
		23,646,121
Total Short-Term Investments (Cost $23,646,121)		23,646,121
Total Investments in Securities (Cost $12,233,691,926)		19,814,666,275

See financial notes
Schwab U.S. Equity ETFs | Annual Report85

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings  as of August 31, 2023 (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 1000 Growth Index, e-mini, expires 09/15/23	141	20,030,460	548,324
S&P 500 Index, e-mini, expires 09/15/23	23	5,193,400	94,462
			642,786

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $7,833,498.
(b)	The rate shown is the annualized 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$19,791,020,154	$—	$—	$19,791,020,154
Short-Term Investments[1]	23,646,121	—	—	23,646,121
Futures Contracts[2]	642,786	—	—	642,786
Total	$19,815,309,061	$—	$—	$19,815,309,061

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
86Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Growth ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $12,233,691,926) including securities on loan of $7,833,498		$19,814,666,275
Deposit with broker for futures contracts		2,613,600
Receivables:
Fund shares sold		38,379,120
Investments sold		15,178,170
Dividends		9,259,591
Variation margin on future contracts		16,170
Income from securities on loan	+	6,906
Total assets		19,880,119,832

Liabilities
Collateral held for securities on loan		7,993,825
Payables:
Investments bought		37,969,113
Fund shares redeemed		15,342,152
Management fees	+	654,811
Total liabilities		61,959,901
Net assets		$19,818,159,931

Net Assets by Source
Capital received from investors		$13,024,589,724
Total distributable earnings	+	6,793,570,207
Net assets		$19,818,159,931

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$19,818,159,931		257,950,000		$76.83

See financial notes
Schwab U.S. Equity ETFs | Annual Report87

Schwab U.S. Large-Cap Growth ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $30,448)		$92,609,695
Securities on loan, net	+	194,469
Total investment income		92,804,164

Expenses
Management fees		6,372,105
Proxy fees[1]	+	107,298
Total expenses	–	6,479,403
Net investment income		86,324,761

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(411,994,942)
Net realized gains on sales of in-kind redemptions - unaffiliated		461,778,459
Net realized gains on futures contracts	+	1,024,998
Net realized gains		50,808,515
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		3,738,328,411
Net change in unrealized appreciation (depreciation) on futures contracts	+	1,460,794
Net change in unrealized appreciation (depreciation)	+	3,739,789,205
Net realized and unrealized gains		3,790,597,720
Increase in net assets resulting from operations		$3,876,922,481

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
88Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Growth ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$86,324,761	$64,704,339
Net realized gains		50,808,515	495,842,465
Net change in unrealized appreciation (depreciation)	+	3,739,789,205	(4,088,195,586)
Increase (decrease) in net assets resulting from operations		$3,876,922,481	($3,527,648,782 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($83,274,425 )	($75,895,760 )

TRANSACTIONS IN FUND SHARES[1]
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		37,550,000	$2,378,593,012	39,450,000	$2,822,393,022
Shares redeemed	+	(13,000,000)	(846,955,037)	(17,450,000)	(1,289,334,614)
Net transactions in fund shares		24,550,000	$1,531,637,975	22,000,000	$1,533,058,408

SHARES OUTSTANDING AND NET ASSETS[1]
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		233,400,000	$14,492,873,900	211,400,000	$16,563,360,034
Total increase (decrease)	+	24,550,000	5,325,286,031	22,000,000	(2,070,486,134)
End of period		257,950,000	$19,818,159,931	233,400,000	$14,492,873,900

[1]
For the period ended August 31, 2022, transactions in fund shares have been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10,
2022. The retroactive adjustment of the share split does not change the transaction in fund share values (see financial note 12 for additional information).

See financial notes
Schwab U.S. Equity ETFs | Annual Report89

Schwab U.S. Large-Cap Value ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19
Per-Share Data
Net asset value at beginning of period	$64.47	$70.68	$53.91	$55.14	$56.37
Income (loss) from investment operations:
Net investment income (loss)[1]	1.69	1.51	1.39	1.93	1.84
Net realized and unrealized gains (losses)	3.11	(6.24)	17.05	(1.36)	(1.48)
Total from investment operations	4.80	(4.73)	18.44	0.57	0.36
Less distributions:
Distributions from net investment income	(1.66)	(1.48)	(1.67)	(1.80)	(1.59)
Net asset value at end of period	$67.61	$64.47	$70.68	$53.91	$55.14
Total return	7.60%	(6.78%)	34.95%	1.21%	0.70%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%[2]	0.04%[2]	0.04%	0.04%	0.04%
Net investment income (loss)	2.57%	2.19%	2.22%	3.59%	3.38%
Portfolio turnover rate[3]	7%	8%	23%	19%	7%
Net assets, end of period (x 1,000,000)	$9,824	$9,497	$9,927	$6,847	$5,977

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
90Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.7% OF NET ASSETS

Automobiles & Components 0.9%
Aptiv plc *	133,580	13,551,691
Autoliv, Inc.	37,977	3,706,555
BorgWarner, Inc.	116,299	4,739,184
Ford Motor Co.	1,937,865	23,506,303
General Motors Co.	685,392	22,967,486
Gentex Corp.	114,947	3,754,169
Harley-Davidson, Inc.	64,717	2,184,199
Lear Corp.	29,060	4,187,255
Lucid Group, Inc. *(a)	402,801	2,529,590
Phinia, Inc. *	23,049	640,762
Rivian Automotive, Inc., Class A *	276,439	6,283,459
		88,050,653

Banks 5.8%
Bank of America Corp.	3,419,486	98,036,664
BOK Financial Corp.	14,039	1,166,781
Citigroup, Inc.	960,625	39,664,206
Citizens Financial Group, Inc.	237,996	6,694,827
Comerica, Inc.	65,096	3,131,769
Commerce Bancshares, Inc.	55,783	2,738,387
Cullen/Frost Bankers, Inc.	31,726	2,999,059
East West Bancorp, Inc.	69,899	3,868,211
Fifth Third Bancorp	336,604	8,936,836
First Horizon Corp.	264,365	3,317,781
Huntington Bancshares, Inc.	714,311	7,921,709
JPMorgan Chase & Co.	1,441,378	210,916,843
KeyCorp	459,682	5,208,197
M&T Bank Corp.	81,907	10,242,470
Regions Financial Corp.	463,868	8,507,339
The PNC Financial Services Group, Inc.	196,829	23,763,165
Truist Financial Corp.	657,385	20,083,112
U.S. Bancorp	688,052	25,134,539
Webster Financial Corp.	86,053	3,649,508
Wells Fargo & Co.	1,850,385	76,402,397
Western Alliance Bancorp	54,175	2,709,292
Zions Bancorp NA	72,689	2,580,459
		567,673,551

Capital Goods 9.6%
3M Co.	272,005	29,014,773
A.O. Smith Corp.	61,137	4,432,433
Acuity Brands, Inc.	15,587	2,513,871
Advanced Drainage Systems, Inc.	30,885	3,958,222
AECOM	68,333	5,996,221
AGCO Corp.	30,515	3,952,608
Allegion plc	43,250	4,922,283
AMETEK, Inc.	113,795	18,151,440
Carrier Global Corp.	411,993	23,668,998
Caterpillar, Inc.	254,130	71,443,567
Cummins, Inc.	69,726	16,039,769
Donaldson Co., Inc.	59,946	3,828,751
SECURITY	NUMBER OF SHARES	VALUE ($)
Dover Corp.	69,093	10,246,492
Eaton Corp. plc	196,535	45,275,768
Emerson Electric Co.	281,852	27,691,959
Fastenal Co.	281,262	16,195,066
Ferguson plc	101,137	16,339,694
Fortive Corp.	174,479	13,757,669
Fortune Brands Innovations, Inc.	62,570	4,318,581
General Dynamics Corp.	110,968	25,149,788
Graco, Inc.	82,710	6,529,127
HEICO Corp.	47,352	7,988,756
Honeywell International, Inc.	328,368	61,713,482
Howmet Aerospace, Inc.	181,830	8,995,130
Hubbell, Inc.	26,508	8,642,933
IDEX Corp.	37,383	8,463,511
Illinois Tool Works, Inc.	136,474	33,756,844
Ingersoll Rand, Inc.	199,652	13,897,776
Johnson Controls International plc	338,512	19,992,519
Lennox International, Inc.	15,998	6,028,206
Lincoln Electric Holdings, Inc.	28,303	5,447,195
Lockheed Martin Corp.	111,131	49,825,584
Masco Corp.	110,734	6,534,413
Masterbrand, Inc. *	63,122	808,593
Northrop Grumman Corp.	70,442	30,507,726
Otis Worldwide Corp.	204,115	17,462,038
Owens Corning	44,626	6,422,128
PACCAR, Inc.	257,878	21,220,781
Parker-Hannifin Corp.	63,288	26,384,767
Pentair plc	81,439	5,721,904
Quanta Services, Inc.	71,645	15,036,136
Regal Rexnord Corp.	32,644	5,294,530
Rockwell Automation, Inc.	56,626	17,671,842
RTX Corp.	720,626	62,002,661
Sensata Technologies Holding plc	75,338	2,834,216
Snap-on, Inc.	26,183	7,032,754
Stanley Black & Decker, Inc.	75,324	7,109,079
Textron, Inc.	99,799	7,755,380
The Boeing Co. *	278,844	62,469,421
The Middleby Corp. *	26,324	3,832,511
The Toro Co.	51,275	5,246,458
Trane Technologies plc	112,542	23,100,371
Watsco, Inc.	16,559	6,036,583
Westinghouse Air Brake Technologies Corp.	88,850	9,997,402
Woodward, Inc.	29,526	3,819,779
Xylem, Inc.	118,096	12,227,660
		944,708,149

Commercial & Professional Services 2.0%
Automatic Data Processing, Inc.	203,707	51,865,839
Booz Allen Hamilton Holding Corp., Class A	65,459	7,417,159
Broadridge Financial Solutions, Inc.	58,285	10,853,250
Clarivate plc *	213,877	1,589,106
Dun & Bradstreet Holdings, Inc.	108,615	1,183,903
Equifax, Inc.	60,421	12,489,021
Genpact Ltd.	83,628	3,121,833
See financial notes
Schwab U.S. Equity ETFs | Annual Report91

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Jacobs Solutions, Inc.	62,747	8,459,551
Leidos Holdings, Inc.	67,403	6,572,466
Paychex, Inc.	158,395	19,360,621
RB Global, Inc.	90,055	5,558,195
Republic Services, Inc.	101,251	14,593,307
Robert Half International, Inc.	52,971	3,917,735
Rollins, Inc.	113,823	4,503,976
SS&C Technologies Holdings, Inc.	106,537	6,117,355
TransUnion	95,343	7,743,758
Waste Management, Inc.	182,691	28,642,295
		193,989,370

Consumer Discretionary Distribution & Retail 3.9%
Advance Auto Parts, Inc.	29,229	2,011,540
Bath & Body Works, Inc.	112,364	4,142,861
Best Buy Co., Inc.	96,283	7,360,835
Burlington Stores, Inc. *	31,929	5,180,800
CarMax, Inc. *	77,796	6,354,377
eBay, Inc.	264,034	11,823,443
GameStop Corp., Class A *(a)	124,933	2,317,507
Genuine Parts Co.	69,420	10,671,937
LKQ Corp.	125,468	6,590,834
Lowe’s Cos., Inc.	294,061	67,775,179
Penske Automotive Group, Inc.	11,927	1,959,606
Ross Stores, Inc.	168,866	20,569,567
The Home Depot, Inc.	499,490	164,981,547
The TJX Cos., Inc.	568,289	52,555,367
Tractor Supply Co.	53,999	11,798,781
Williams-Sonoma, Inc.	32,438	4,580,246
		380,674,427

Consumer Durables & Apparel 1.3%
Garmin Ltd.	75,680	8,023,594
Hasbro, Inc.	64,187	4,621,464
Leggett & Platt, Inc.	65,414	1,844,675
Lennar Corp., Class A	131,405	15,649,021
Mohawk Industries, Inc. *	26,078	2,644,048
Newell Brands, Inc.	187,153	1,980,079
NIKE, Inc., Class B	607,980	61,837,646
Polaris, Inc.	26,460	2,965,901
PulteGroup, Inc.	109,789	9,009,285
Tapestry, Inc.	113,870	3,794,148
Toll Brothers, Inc.	50,658	4,150,410
VF Corp.	162,952	3,219,932
Whirlpool Corp.	27,055	3,786,618
		123,526,821

Consumer Services 2.7%
ADT, Inc.	104,730	672,367
Aramark	128,543	4,779,229
Carnival Corp. *	495,636	7,840,962
Darden Restaurants, Inc.	59,750	9,291,723
Las Vegas Sands Corp.	162,170	8,896,646
Marriott International, Inc., Class A	127,197	25,885,861
McDonald’s Corp.	360,103	101,242,958
MGM Resorts International	148,498	6,530,942
Norwegian Cruise Line Holdings Ltd. *	210,271	3,484,190
Royal Caribbean Cruises Ltd. *	108,605	10,745,379
Service Corp. International	74,281	4,687,874
Starbucks Corp.	565,216	55,074,647
Vail Resorts, Inc.	19,895	4,502,636
Wyndham Hotels & Resorts, Inc.	42,439	3,199,476
Wynn Resorts Ltd.	50,876	5,157,809
SECURITY	NUMBER OF SHARES	VALUE ($)
Yum! Brands, Inc.	138,279	17,890,537
		269,883,236

Consumer Staples Distribution & Retail 2.1%
Albertsons Cos., Inc., Class A	99,078	2,219,347
BJ's Wholesale Club Holdings, Inc. *	66,365	4,472,337
Dollar Tree, Inc. *	102,441	12,534,681
Sysco Corp.	249,805	17,398,918
Target Corp.	227,765	28,823,661
The Kroger Co.	321,722	14,924,684
US Foods Holding Corp. *	111,891	4,523,753
Walgreens Boots Alliance, Inc.	353,772	8,953,969
Walmart, Inc.	691,819	112,496,688
		206,348,038

Energy 7.3%
Antero Resources Corp. *	136,003	3,763,203
APA Corp.	152,723	6,695,376
Chesapeake Energy Corp.	52,640	4,643,375
Chevron Corp.	877,953	141,438,228
ConocoPhillips	596,691	71,024,130
Coterra Energy, Inc.	374,144	10,547,119
Devon Energy Corp.	316,502	16,170,087
Exxon Mobil Corp.	1,994,141	221,728,538
HF Sinclair Corp.	63,625	3,505,101
Kinder Morgan, Inc.	973,917	16,770,851
Marathon Oil Corp.	303,808	8,005,341
Marathon Petroleum Corp.	209,235	29,872,481
Occidental Petroleum Corp.	354,561	22,262,885
ONEOK, Inc.	220,739	14,392,183
Ovintiv, Inc.	120,218	5,645,437
Phillips 66	226,363	25,841,600
Pioneer Natural Resources Co.	115,292	27,431,426
Schlumberger N.V.	702,769	41,435,260
The Williams Cos., Inc.	601,180	20,758,746
Valero Energy Corp.	178,391	23,172,991
Vitesse Energy, Inc.	11,789	273,976
		715,378,334

Equity Real Estate Investment Trusts (REITs) 4.0%
Alexandria Real Estate Equities, Inc.	77,815	9,052,997
American Homes 4 Rent, Class A	155,666	5,610,203
Americold Realty Trust, Inc.	132,738	4,466,634
Apartment Income REIT Corp.	73,207	2,493,430
AvalonBay Communities, Inc.	69,982	12,864,091
Boston Properties, Inc.	70,146	4,683,648
Camden Property Trust	52,507	5,650,803
Crown Castle, Inc.	214,046	21,511,623
CubeSmart	110,416	4,605,451
Digital Realty Trust, Inc.	143,684	18,926,057
Equity LifeStyle Properties, Inc.	86,072	5,763,381
Equity Residential	168,426	10,919,058
Essex Property Trust, Inc.	31,564	7,524,542
Extra Space Storage, Inc.	104,271	13,417,592
Federal Realty Investment Trust	36,005	3,526,330
Gaming & Leisure Properties, Inc.	129,670	6,146,358
Healthcare Realty Trust, Inc.	187,724	3,288,925
Healthpeak Properties, Inc.	269,114	5,538,366
Host Hotels & Resorts, Inc.	350,803	5,539,179
Invitation Homes, Inc.	287,282	9,793,443
Iron Mountain, Inc.	144,225	9,164,057
Kilroy Realty Corp.	51,431	1,900,375
Kimco Realty Corp.	304,880	5,774,427
Lamar Advertising Co., Class A	42,942	3,917,169
Medical Properties Trust, Inc.	293,305	2,117,662
See financial notes
92Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mid-America Apartment Communities, Inc.	57,673	8,375,850
NNN REIT, Inc.	89,411	3,521,899
Omega Healthcare Investors, Inc.	115,680	3,680,938
Prologis, Inc.	455,316	56,550,247
Public Storage	78,070	21,576,987
Realty Income Corp.	332,392	18,627,248
Regency Centers Corp.	81,030	5,040,066
Simon Property Group, Inc.	161,453	18,323,301
Sun Communities, Inc.	61,543	7,534,094
UDR, Inc.	152,207	6,073,059
Ventas, Inc.	197,676	8,634,488
VICI Properties, Inc.	494,715	15,257,011
Vornado Realty Trust	78,716	1,890,758
Welltower, Inc.	245,352	20,334,774
Weyerhaeuser Co.	361,500	11,839,125
WP Carey, Inc.	105,630	6,871,232
		398,326,878

Financial Services 8.8%
AGNC Investment Corp.	294,258	2,916,097
Ally Financial, Inc.	147,837	4,093,606
American Express Co.	293,192	46,321,404
Ameriprise Financial, Inc.	51,471	17,375,580
Annaly Capital Management, Inc.	242,616	4,917,826
Apollo Global Management, Inc.	213,029	18,605,953
Ares Management Corp., Class A	79,040	8,175,898
Berkshire Hathaway, Inc., Class B *	879,583	316,825,797
Blackstone, Inc.	348,140	37,031,652
Capital One Financial Corp.	188,455	19,295,907
Cboe Global Markets, Inc.	52,100	7,799,891
CME Group, Inc.	177,545	35,984,821
Discover Financial Services	125,293	11,285,140
Equitable Holdings, Inc.	163,643	4,712,918
Fidelity National Information Services, Inc.	292,159	16,320,002
Franklin Resources, Inc.	141,047	3,771,597
Global Payments, Inc.	129,266	16,376,709
Intercontinental Exchange, Inc.	276,268	32,596,861
Invesco Ltd.	226,389	3,604,113
Jack Henry & Associates, Inc.	35,818	5,615,546
Jefferies Financial Group, Inc.	92,269	3,293,081
Morgan Stanley	642,860	54,739,529
Morningstar, Inc.	12,415	2,888,598
Nasdaq, Inc.	167,508	8,790,820
Northern Trust Corp.	102,495	7,796,795
Raymond James Financial, Inc.	94,266	9,859,281
SEI Investments Co.	49,775	3,089,036
SoFi Technologies, Inc. *	409,078	3,542,615
Starwood Property Trust, Inc.	154,202	3,150,347
State Street Corp.	165,114	11,349,936
Synchrony Financial	210,821	6,805,302
T. Rowe Price Group, Inc.	110,881	12,444,175
The Bank of New York Mellon Corp.	354,302	15,897,531
The Carlyle Group, Inc.	107,073	3,463,811
The Charles Schwab Corp. (b)	730,302	43,197,363
The Goldman Sachs Group, Inc.	163,915	53,716,585
The Western Union Co.	184,231	2,275,253
Voya Financial, Inc.	48,542	3,382,407
		863,309,783

Food, Beverage & Tobacco 5.9%
Altria Group, Inc.	880,548	38,937,833
Archer-Daniels-Midland Co.	268,780	21,314,254
Brown-Forman Corp., Class B	118,167	7,814,384
Bunge Ltd.	74,058	8,466,311
SECURITY	NUMBER OF SHARES	VALUE ($)
Campbell Soup Co.	99,010	4,128,717
Conagra Brands, Inc.	235,349	7,032,228
Constellation Brands, Inc., Class A	79,585	20,736,668
Darling Ingredients, Inc. *	78,370	4,840,131
General Mills, Inc.	289,805	19,608,206
Hormel Foods Corp.	142,379	5,494,406
Kellogg Co.	126,854	7,740,631
Keurig Dr Pepper, Inc.	415,602	13,985,007
Lamb Weston Holdings, Inc.	72,096	7,022,871
McCormick & Co., Inc. Non Voting Shares	123,924	10,171,682
Molson Coors Beverage Co., Class B	92,593	5,878,730
Mondelez International, Inc., Class A	671,455	47,847,883
PepsiCo, Inc.	679,531	120,902,155
Philip Morris International, Inc.	765,424	73,526,629
The Coca-Cola Co.	1,919,726	114,857,207
The Hershey Co.	72,726	15,625,908
The J.M. Smucker Co.	52,420	7,598,279
The Kraft Heinz Co.	393,609	13,024,522
Tyson Foods, Inc., Class A	140,935	7,507,607
		584,062,249

Health Care Equipment & Services 4.5%
Abbott Laboratories	857,627	88,249,818
Baxter International, Inc.	249,826	10,142,936
Becton Dickinson & Co.	140,150	39,164,918
Boston Scientific Corp. *	709,442	38,267,301
Cardinal Health, Inc.	125,498	10,959,740
Cencora, Inc.	80,059	14,088,783
CVS Health Corp.	632,082	41,192,784
DaVita, Inc. *	27,174	2,783,161
Dentsply Sirona, Inc.	104,288	3,868,042
Encompass Health Corp.	49,293	3,501,775
HCA Healthcare, Inc.	101,875	28,249,938
Henry Schein, Inc. *	64,364	4,926,421
Hologic, Inc. *	121,632	9,090,776
Laboratory Corp. of America Holdings	43,786	9,111,867
Medtronic plc	655,955	53,460,332
Quest Diagnostics, Inc.	55,444	7,290,886
STERIS plc	49,033	11,257,486
Stryker Corp.	166,608	47,241,698
Universal Health Services, Inc., Class B	30,892	4,161,152
Zimmer Biomet Holdings, Inc.	102,748	12,239,342
		439,249,156

Household & Personal Products 2.8%
Church & Dwight Co., Inc.	120,600	11,670,462
Colgate-Palmolive Co.	409,367	30,076,193
Kenvue, Inc.	850,471	19,603,362
Kimberly-Clark Corp.	166,432	21,441,435
Reynolds Consumer Products, Inc.	27,038	737,867
The Clorox Co.	60,790	9,510,595
The Procter & Gamble Co.	1,162,534	179,425,498
		272,465,412

Insurance 4.2%
Aflac, Inc.	271,427	20,240,311
American Financial Group, Inc.	34,410	3,988,807
American International Group, Inc.	357,237	20,905,509
Aon plc, Class A	100,791	33,602,712
Arch Capital Group Ltd. *	183,775	14,124,947
Arthur J. Gallagher & Co.	105,695	24,360,584
Assurant, Inc.	26,101	3,636,652
Brown & Brown, Inc.	115,782	8,579,446
Chubb Ltd.	204,300	41,037,741
See financial notes
Schwab U.S. Equity ETFs | Annual Report93

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Cincinnati Financial Corp.	77,310	8,178,625
CNA Financial Corp.	13,469	529,736
Erie Indemnity Co., Class A	12,344	3,440,643
Everest Group Ltd.	21,160	7,631,989
F&G Annuities & Life, Inc.	9,183	259,971
Fidelity National Financial, Inc.	134,320	5,560,848
Globe Life, Inc.	43,657	4,870,812
Lincoln National Corp.	75,796	1,944,925
Loews Corp.	92,990	5,773,749
Marsh & McLennan Cos., Inc.	243,928	47,563,521
MetLife, Inc.	317,160	20,088,914
Old Republic International Corp.	134,557	3,680,134
Principal Financial Group, Inc.	111,662	8,677,254
Prudential Financial, Inc.	180,041	17,044,482
Reinsurance Group of America, Inc.	32,833	4,551,310
The Allstate Corp.	129,708	13,983,820
The Hartford Financial Services Group, Inc.	153,238	11,005,553
The Progressive Corp.	288,854	38,553,343
The Travelers Cos., Inc.	114,054	18,388,926
W.R. Berkley Corp.	98,797	6,111,582
Willis Towers Watson plc	52,560	10,867,306
		409,184,152

Materials 3.3%
Air Products and Chemicals, Inc.	109,522	32,362,656
Alcoa Corp.	88,191	2,652,785
Amcor plc	726,116	7,072,370
AptarGroup, Inc.	32,195	4,267,769
Avery Dennison Corp.	39,843	7,505,625
Axalta Coating Systems Ltd. *	108,803	3,079,125
Ball Corp.	155,522	8,468,173
Berry Global Group, Inc.	58,895	3,848,199
Celanese Corp.	49,223	6,219,818
CF Industries Holdings, Inc.	96,124	7,408,277
Crown Holdings, Inc.	59,169	5,482,600
Dow, Inc.	349,244	19,054,753
DuPont de Nemours, Inc.	226,119	17,386,290
Eastman Chemical Co.	58,577	4,979,631
Ecolab, Inc.	122,213	22,463,972
FMC Corp.	61,471	5,300,644
Freeport-McMoRan, Inc.	706,708	28,204,716
International Flavors & Fragrances, Inc.	126,038	8,879,377
International Paper Co.	170,742	5,962,311
LyondellBasell Industries N.V., Class A	125,282	12,374,103
Newmont Corp.	391,950	15,450,669
Nucor Corp.	123,991	21,338,851
Packaging Corp. of America	44,222	6,593,500
PPG Industries, Inc.	116,300	16,486,688
Reliance Steel & Aluminum Co.	29,078	8,286,067
Royal Gold, Inc.	32,324	3,623,197
RPM International, Inc.	63,838	6,367,202
Sealed Air Corp.	71,179	2,637,894
Sonoco Products Co.	48,158	2,766,677
Steel Dynamics, Inc.	78,953	8,415,600
The Mosaic Co.	163,378	6,347,235
Vulcan Materials Co.	65,649	14,327,894
Westrock Co.	126,648	4,142,656
		329,757,324

Media & Entertainment 2.9%
Activision Blizzard, Inc.	352,724	32,447,081
AMC Entertainment Holdings, Inc., Class A *(a)	28,618	359,147
Comcast Corp., Class A	2,051,399	95,923,417
DISH Network Corp., Class A *	123,029	738,174
SECURITY	NUMBER OF SHARES	VALUE ($)
Electronic Arts, Inc.	128,320	15,395,833
Fox Corp., Class A	195,389	6,459,560
IAC, Inc. *	37,720	2,087,048
Liberty Media Corp.-Liberty Formula One, Class C *	113,484	7,806,564
Liberty Media Corp.-Liberty Live, Class C *	32,935	1,108,263
Liberty Media Corp.-Liberty SiriusXM, Class C *	111,708	2,730,143
Match Group, Inc. *	136,916	6,417,253
News Corp., Class A	246,366	5,294,405
Omnicom Group, Inc.	98,725	7,997,712
Paramount Global, Class B	254,086	3,834,158
Sirius XM Holdings, Inc. (a)	342,624	1,507,546
The Interpublic Group of Cos., Inc.	190,398	6,208,879
The Walt Disney Co. *	901,123	75,405,973
Warner Bros Discovery, Inc. *	1,094,156	14,377,210
		286,098,366

Pharmaceuticals, Biotechnology & Life Sciences 8.1%
AbbVie, Inc.	870,210	127,886,062
Agilent Technologies, Inc.	145,829	17,655,517
Amgen, Inc.	263,483	67,541,232
Biogen, Inc. *	71,452	19,103,407
Bristol-Myers Squibb Co.	1,035,884	63,862,249
Bruker Corp.	49,296	3,233,818
Elanco Animal Health, Inc. *	228,810	2,791,482
Fortrea Holdings, Inc. *	43,535	1,199,389
Gilead Sciences, Inc.	615,002	47,035,353
Johnson & Johnson	1,188,315	192,126,769
Merck & Co., Inc.	1,251,553	136,394,246
Organon & Co.	125,550	2,757,078
Pfizer, Inc.	2,784,367	98,510,904
Royalty Pharma plc, Class A	185,104	5,519,801
Viatris, Inc.	593,822	6,383,586
		792,000,893

Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A *	153,404	13,047,010
Jones Lang LaSalle, Inc. *	23,591	4,076,525
		17,123,535

Semiconductors & Semiconductor Equipment 4.7%
Analog Devices, Inc.	249,413	45,338,295
Applied Materials, Inc.	416,701	63,655,245
Entegris, Inc.	73,868	7,480,612
First Solar, Inc. *	49,097	9,285,225
Intel Corp.	2,056,769	72,274,863
Marvell Technology, Inc.	423,720	24,681,690
Microchip Technology, Inc.	270,243	22,116,687
Micron Technology, Inc.	540,096	37,774,314
NXP Semiconductors N.V.	128,085	26,349,646
QUALCOMM, Inc.	549,269	62,907,779
Skyworks Solutions, Inc.	78,695	8,557,294
Teradyne, Inc.	76,707	8,274,384
Texas Instruments, Inc.	447,598	75,223,320
Wolfspeed, Inc. *	61,508	2,941,313
		466,860,667

Software & Services 2.4%
Akamai Technologies, Inc. *	75,111	7,893,415
Aspen Technology, Inc. *	14,432	2,799,808
Bentley Systems, Inc., Class B	98,261	4,904,207
Black Knight, Inc. *	77,425	5,865,718
See financial notes
94Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Cognizant Technology Solutions Corp., Class A	250,653	17,949,261
DXC Technology Co. *	112,263	2,328,335
Gen Digital, Inc.	280,574	5,681,623
Guidewire Software, Inc. *	40,109	3,466,621
International Business Machines Corp.	447,739	65,741,517
Manhattan Associates, Inc. *	30,614	6,203,009
Oracle Corp.	758,957	91,370,833
Palantir Technologies, Inc., Class A *	884,058	13,243,189
VeriSign, Inc. *	44,757	9,300,057
		236,747,593

Technology Hardware & Equipment 3.1%
Amphenol Corp., Class A	293,650	25,952,787
Arrow Electronics, Inc. *	27,895	3,722,030
CDW Corp.	66,545	14,050,977
Cisco Systems, Inc.	2,020,195	115,858,183
Cognex Corp.	84,854	3,994,926
Corning, Inc.	377,609	12,393,127
F5, Inc. *	29,988	4,907,836
Hewlett Packard Enterprise Co.	640,043	10,874,331
HP, Inc.	427,192	12,691,874
Jabil, Inc.	65,252	7,466,134
Juniper Networks, Inc.	158,563	4,617,355
Keysight Technologies, Inc. *	87,895	11,716,403
Motorola Solutions, Inc.	82,718	23,456,343
NetApp, Inc.	105,806	8,115,320
Seagate Technology Holdings plc	94,703	6,704,025
TD SYNNEX Corp.	20,605	2,096,559
TE Connectivity Ltd.	155,525	20,589,955
Trimble, Inc. *	122,402	6,706,406
Western Digital Corp. *	157,333	7,079,985
		302,994,556

Telecommunication Services 1.3%
AT&T, Inc.	3,525,207	52,137,811
GCI Liberty, Inc. *(c)	32	6
Liberty Global plc, Class C *	199,707	3,962,187
Lumen Technologies, Inc. *	453,362	720,846
Verizon Communications, Inc.	2,073,010	72,513,890
		129,334,740

Transportation 3.3%
Alaska Air Group, Inc. *	63,186	2,651,916
American Airlines Group, Inc. *	321,229	4,731,703
Avis Budget Group, Inc. *	11,785	2,514,801
C.H. Robinson Worldwide, Inc.	57,216	5,174,043
CSX Corp.	1,003,228	30,297,486
Delta Air Lines, Inc.	317,109	13,597,634
Expeditors International of Washington, Inc.	75,507	8,812,422
FedEx Corp.	114,113	29,785,775
J.B. Hunt Transport Services, Inc.	40,875	7,679,595
Norfolk Southern Corp.	112,336	23,030,003
RXO, Inc. *	57,722	1,043,614
Southwest Airlines Co.	294,139	9,294,792
Uber Technologies, Inc. *	997,842	47,128,078
Union Pacific Corp.	300,861	66,360,911
United Airlines Holdings, Inc. *	161,329	8,035,798
United Parcel Service, Inc., Class B	357,367	60,537,970
XPO, Inc. *	56,842	4,242,118
		324,918,659

SECURITY	NUMBER OF SHARES	VALUE ($)
Utilities 4.6%
Alliant Energy Corp.	123,637	6,202,868
Ameren Corp.	129,691	10,280,606
American Electric Power Co., Inc.	254,039	19,916,658
American Water Works Co., Inc.	96,061	13,327,503
Atmos Energy Corp.	71,422	8,281,381
Avangrid, Inc.	34,550	1,191,975
CenterPoint Energy, Inc.	311,976	8,701,011
CMS Energy Corp.	143,923	8,087,033
Consolidated Edison, Inc.	170,680	15,183,693
Dominion Energy, Inc.	412,544	20,024,886
DTE Energy Co.	101,774	10,521,396
Duke Energy Corp.	380,282	33,769,042
Edison International	189,018	13,013,889
Entergy Corp.	104,447	9,948,577
Essential Utilities, Inc.	118,064	4,356,562
Evergy, Inc.	112,918	6,207,102
Eversource Energy	172,216	10,990,825
Exelon Corp.	490,905	19,695,109
FirstEnergy Corp.	268,933	9,700,413
NextEra Energy, Inc.	997,751	66,649,767
NiSource, Inc.	202,951	5,430,969
NRG Energy, Inc.	113,449	4,260,010
OGE Energy Corp.	98,838	3,365,434
PG&E Corp. *	796,567	12,984,042
Pinnacle West Capital Corp.	55,660	4,300,848
PPL Corp.	364,085	9,072,998
Public Service Enterprise Group, Inc.	246,219	15,039,056
Sempra	310,494	21,802,889
The AES Corp.	329,238	5,903,237
The Southern Co.	538,063	36,443,007
UGI Corp.	103,157	2,597,493
Vistra Corp.	174,003	5,467,174
WEC Energy Group, Inc.	155,638	13,092,268
Xcel Energy, Inc.	271,051	15,485,144
		451,294,865
Total Common Stocks (Cost $8,232,635,064)		9,793,961,407

SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (d)	4,109,335	4,109,335
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (d)(e)	4,589,348	4,589,348
		8,698,683
Total Short-Term Investments (Cost $8,698,683)		8,698,683
Total Investments in Securities (Cost $8,241,333,747)		9,802,660,090

See financial notes
Schwab U.S. Equity ETFs | Annual Report95

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2023 (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION (DEPRECIATION) ($)
FUTURES CONTRACTS
Long
Russell 1000 Value Index, e-mini, expires 09/15/23	299	23,357,880	(121,022)
S&P 500 Index, e-mini, expires 09/15/23	27	6,096,600	166,129
			45,107

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $4,424,844.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust
Below is a summary of the fund’s transactions with affiliated issuers during the period ended August 31, 2023:
SECURITY	VALUE AT 8/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 8/31/23	BALANCE OF SHARES HELD AT 8/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.4% OF NET ASSETS

Financial Services 0.4%
The Charles Schwab Corp.	$50,567,555	$7,697,746	($5,685,789 )	$345,140	($9,727,289 )	$43,197,363	730,302	$730,845

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$9,664,626,667	$—	$—	$9,664,626,667
Telecommunication Services	129,334,734	—	6	129,334,740
Short-Term Investments[1]	8,698,683	—	—	8,698,683
Futures Contracts[2]	166,129	—	—	166,129
Liabilities
Futures Contracts[2]	(121,022)	—	—	(121,022)
Total	$9,802,705,191	$—	$6	$9,802,705,197

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
96Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Value ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - affiliated (cost $37,285,680)		$43,197,363
Investments in securities, at value - unaffiliated (cost $8,204,048,067) including securities on loan of $4,424,844		9,759,462,727
Deposit with broker for futures contracts		1,512,400
Receivables:
Dividends		25,105,409
Investments sold		14,116,688
Fund shares sold		3,392,452
Income from securities on loan		269,839
Foreign tax reclaims	+	2,440
Total assets		9,847,059,318

Liabilities
Collateral held for securities on loan		4,589,348
Payables:
Fund shares redeemed		13,569,809
Investments bought		4,062,069
Management fees		335,092
Variation margin on futures contracts	+	108,313
Total liabilities		22,664,631
Net assets		$9,824,394,687

Net Assets by Source
Capital received from investors		$8,806,258,708
Total distributable earnings	+	1,018,135,979
Net assets		$9,824,394,687

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$9,824,394,687		145,300,000		$67.61

See financial notes
Schwab U.S. Equity ETFs | Annual Report97

Schwab U.S. Large-Cap Value ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $59,677)		$251,914,528
Dividends received from securities - affiliated		730,845
Securities on loan, net	+	1,599,818
Total investment income		254,245,191

Expenses
Management fees		3,895,864
Proxy fees[1]	+	100,581
Total expenses	–	3,996,445
Net investment income		250,248,746

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(877,930)
Net realized losses on sales of securities - unaffiliated		(94,958,595)
Net realized gains on sales of in-kind redemptions - affiliated		1,223,070
Net realized gains on sales of in-kind redemptions - unaffiliated		404,538,168
Net realized losses on futures contracts	+	(131,561)
Net realized gains		309,793,152
Net change in unrealized appreciation (depreciation) on securities - affiliated		(9,727,289)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		153,304,573
Net change in unrealized appreciation (depreciation) on futures contracts	+	875,758
Net change in unrealized appreciation (depreciation)	+	144,453,042
Net realized and unrealized gains		454,246,194
Increase in net assets resulting from operations		$704,494,940

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
98Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Large-Cap Value ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$250,248,746	$218,601,748
Net realized gains		309,793,152	218,299,902
Net change in unrealized appreciation (depreciation)	+	144,453,042	(1,143,915,305)
Increase (decrease) in net assets resulting from operations		$704,494,940	($707,013,655 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($245,578,070 )	($212,274,805 )

TRANSACTIONS IN FUND SHARES
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		14,500,000	$936,764,004	16,400,000	$1,137,605,009
Shares redeemed	+	(16,500,000)	(1,068,302,839)	(9,550,000)	(648,175,061)
Net transactions in fund shares		(2,000,000)	($131,538,835 )	6,850,000	$489,429,948

SHARES OUTSTANDING AND NET ASSETS
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		147,300,000	$9,497,016,652	140,450,000	$9,926,875,164
Total increase (decrease)	+	(2,000,000)	327,378,035	6,850,000	(429,858,512)
End of period		145,300,000	$9,824,394,687	147,300,000	$9,497,016,652
See financial notes
Schwab U.S. Equity ETFs | Annual Report99

Schwab U.S. Mid-Cap ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19
Per-Share Data
Net asset value at beginning of period	$67.29	$80.01	$57.45	$55.72	$58.44
Income (loss) from investment operations:
Net investment income (loss)[1]	1.16	1.05	0.93	0.87	0.84
Net realized and unrealized gains (losses)	4.43	(12.66)	22.43	1.76	(2.76)
Total from investment operations	5.59	(11.61)	23.36	2.63	(1.92)
Less distributions:
Distributions from net investment income	(1.16)	(1.11)	(0.80)	(0.90)	(0.80)
Net asset value at end of period	$71.72	$67.29	$80.01	$57.45	$55.72
Total return	8.45%	(14.62%)	40.98%	4.90%	(3.24%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%[2]	0.04%[2]	0.04%	0.04%	0.04%[3]
Net investment income (loss)	1.71%	1.43%	1.31%	1.61%	1.52%
Portfolio turnover rate[4]	18%	16%	23%	19%	19%
Net assets, end of period (x 1,000,000)	$9,976	$9,195	$9,986	$6,678	$6,255

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective March 11, 2019, the annual operating expense ratio was reduced. The ratio presented for the period ended August 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
100Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.9% OF NET ASSETS

Automobiles & Components 1.2%
Autoliv, Inc.	204,142	19,924,259
BorgWarner, Inc.	619,384	25,239,898
Gentex Corp.	618,362	20,195,703
Harley-Davidson, Inc.	346,461	11,693,059
Lear Corp.	155,982	22,475,446
Phinia, Inc. *	124,967	3,474,083
QuantumScape Corp. *	869,034	6,204,903
Thor Industries, Inc.	141,470	14,828,885
		124,036,236

Banks 3.2%
Bank OZK	285,499	11,468,495
BOK Financial Corp.	75,655	6,287,687
Comerica, Inc.	347,862	16,735,641
Commerce Bancshares, Inc.	300,227	14,738,143
Cullen/Frost Bankers, Inc.	170,293	16,097,797
East West Bancorp, Inc.	373,883	20,690,685
First Citizens BancShares, Inc., Class A	31,438	42,768,255
First Financial Bankshares, Inc.	343,332	9,860,495
First Horizon Corp.	1,421,289	17,837,177
Glacier Bancorp, Inc.	294,066	8,883,734
New York Community Bancorp, Inc.	1,908,385	23,434,968
Pinnacle Financial Partners, Inc.	203,029	13,513,610
Popular, Inc.	190,065	12,977,638
Prosperity Bancshares, Inc.	249,433	14,170,289
SouthState Corp.	200,840	14,520,732
Synovus Financial Corp.	386,911	11,978,765
Valley National Bancorp	1,117,155	10,255,483
Webster Financial Corp.	461,912	19,589,688
Western Alliance Bancorp	289,709	14,488,347
Zions Bancorp NA	391,886	13,911,953
		314,209,582

Capital Goods 14.3%
A.O. Smith Corp.	329,120	23,861,200
Acuity Brands, Inc.	84,156	13,572,680
Advanced Drainage Systems, Inc.	165,323	21,187,796
AECOM	367,903	32,283,488
AGCO Corp.	164,231	21,272,841
Air Lease Corp.	273,456	11,146,067
Allegion plc	232,419	26,451,606
Armstrong World Industries, Inc.	119,023	9,115,972
Axon Enterprise, Inc. *	185,736	39,545,052
Builders FirstSource, Inc. *	339,070	49,178,713
BWX Technologies, Inc.	241,813	17,836,127
Carlisle Cos., Inc.	134,881	35,476,401
ChargePoint Holdings, Inc. *(a)	713,480	5,108,517
Chart Industries, Inc. *	111,020	20,047,992
Crane Co.	127,699	11,635,933
Curtiss-Wright Corp.	101,351	21,079,994
Donaldson Co., Inc.	320,609	20,477,297
SECURITY	NUMBER OF SHARES	VALUE ($)
EMCOR Group, Inc.	125,651	28,177,237
Flowserve Corp.	347,142	13,736,409
Fortune Brands Innovations, Inc.	334,863	23,112,244
Graco, Inc.	445,505	35,168,165
Hexcel Corp.	223,435	16,377,785
Howmet Aerospace, Inc.	973,080	48,138,268
Hubbell, Inc.	141,772	46,224,761
Huntington Ingalls Industries, Inc.	105,419	23,225,914
IDEX Corp.	199,943	45,267,095
ITT, Inc.	217,929	22,289,778
Lennox International, Inc.	85,510	32,221,023
Leonardo DRS, Inc. *	130,483	2,233,869
Lincoln Electric Holdings, Inc.	152,148	29,282,404
Masco Corp.	595,699	35,152,198
MasTec, Inc. *	157,847	15,704,198
Masterbrand, Inc. *	340,930	4,367,313
MDU Resources Group, Inc.	539,496	10,984,139
Nordson Corp.	142,449	34,777,499
nVent Electric plc	437,813	24,753,947
Oshkosh Corp.	172,697	17,931,129
Owens Corning	238,483	34,320,088
Pentair plc	436,638	30,678,186
Plug Power, Inc. *(a)	1,428,353	12,083,866
RBC Bearings, Inc. *	76,696	17,681,496
Regal Rexnord Corp.	175,155	28,408,389
Sensata Technologies Holding plc	403,640	15,184,937
SiteOne Landscape Supply, Inc. *	118,919	20,357,744
Snap-on, Inc.	140,070	37,622,802
Sunrun, Inc. *	568,600	8,887,218
Textron, Inc.	533,630	41,468,387
The Middleby Corp. *	141,453	20,594,142
The Timken Co.	173,978	13,295,399
The Toro Co.	275,597	28,199,085
Trex Co., Inc. *	287,609	20,526,654
Valmont Industries, Inc.	55,645	14,106,007
Vertiv Holdings Co.	854,132	33,644,259
Watsco, Inc.	88,461	32,248,458
WESCO International, Inc.	119,293	19,307,572
Westinghouse Air Brake Technologies Corp.	475,787	53,535,553
WillScot Mobile Mini Holdings Corp. *	534,690	21,932,984
Woodward, Inc.	158,696	20,530,501
Zurn Elkay Water Solutions Corp., Class C	379,101	11,228,972
		1,424,245,750

Commercial & Professional Services 4.6%
ASGN, Inc. *	130,613	10,731,164
Booz Allen Hamilton Holding Corp., Class A	350,002	39,658,727
CACI International, Inc., Class A *	60,234	19,757,354
Ceridian HCM Holding, Inc. *	409,705	29,711,806
Clarivate plc *	1,140,531	8,474,145
Clean Harbors, Inc. *	132,973	22,517,648
Concentrix Corp.	112,894	9,012,328
Driven Brands Holdings, Inc. *	145,472	2,189,354
See financial notes
Schwab U.S. Equity ETFs | Annual Report101

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Dun & Bradstreet Holdings, Inc.	582,779	6,352,291
ExlService Holdings, Inc. *	440,142	12,865,351
Genpact Ltd.	448,628	16,747,283
Jacobs Solutions, Inc.	335,596	45,245,053
KBR, Inc.	358,725	22,068,762
Leidos Holdings, Inc.	363,008	35,396,910
ManpowerGroup, Inc.	133,590	10,536,243
Maximus, Inc.	160,895	13,003,534
MSA Safety, Inc.	97,753	17,857,518
Paylocity Holding Corp. *	109,163	21,887,181
RB Global, Inc.	481,236	29,701,886
Robert Half International, Inc.	284,857	21,068,024
Science Applications International Corp.	142,686	16,788,435
Stericycle, Inc. *	244,946	10,829,063
Tetra Tech, Inc.	140,668	22,134,110
TriNet Group, Inc. *	90,672	10,058,245
		454,592,415

Consumer Discretionary Distribution & Retail 3.7%
Advance Auto Parts, Inc.	157,471	10,837,154
AutoNation, Inc. *	83,183	13,067,217
Bath & Body Works, Inc.	605,076	22,309,152
Burlington Stores, Inc. *	171,596	27,843,167
Chewy, Inc., Class A *	253,598	6,081,280
Dick's Sporting Goods, Inc.	162,503	18,905,599
Five Below, Inc. *	147,372	25,342,089
Floor & Decor Holdings, Inc., Class A *	281,341	28,049,698
GameStop Corp., Class A *(a)	668,394	12,398,709
Kohl's Corp.	293,128	7,808,930
Lithia Motors, Inc.	72,763	22,412,459
LKQ Corp.	671,057	35,250,624
Murphy USA, Inc.	53,028	16,843,814
Ollie's Bargain Outlet Holdings, Inc. *	152,456	11,751,309
Penske Automotive Group, Inc.	63,962	10,508,957
Pool Corp.	103,310	37,770,136
RH *	47,263	17,259,975
The Gap, Inc.	566,192	6,556,503
Valvoline, Inc.	367,562	12,658,835
Williams-Sonoma, Inc.	173,529	24,502,295
		368,157,902

Consumer Durables & Apparel 4.1%
Brunswick Corp.	186,956	14,791,959
Capri Holdings Ltd. *	332,497	17,452,768
Columbia Sportswear Co.	93,704	6,872,251
Crocs, Inc. *	164,062	15,969,795
Deckers Outdoor Corp. *	69,660	36,856,409
Hasbro, Inc.	344,373	24,794,856
Leggett & Platt, Inc.	352,826	9,949,693
Mattel, Inc. *	935,819	20,737,749
Mohawk Industries, Inc. *	139,931	14,187,604
Newell Brands, Inc.	998,890	10,568,256
Polaris, Inc.	141,441	15,854,122
PulteGroup, Inc.	590,543	48,459,959
PVH Corp.	166,182	13,892,815
Ralph Lauren Corp.	108,741	12,682,463
Skechers U.S.A., Inc., Class A *	355,022	17,861,157
Tapestry, Inc.	612,580	20,411,166
Tempur Sealy International, Inc.	454,895	21,252,694
Toll Brothers, Inc.	272,194	22,300,854
TopBuild Corp. *	83,904	24,338,872
Under Armour, Inc., Class A *	954,014	7,288,667
Whirlpool Corp.	144,736	20,257,251
SECURITY	NUMBER OF SHARES	VALUE ($)
YETI Holdings, Inc. *	229,684	11,472,716
		408,254,076

Consumer Services 4.9%
ADT, Inc.	564,182	3,622,048
Aramark	692,452	25,745,365
Boyd Gaming Corp.	203,217	13,589,121
Bright Horizons Family Solutions, Inc. *	152,823	14,429,548
Caesars Entertainment, Inc. *	568,726	31,427,799
Carnival Corp. *	2,654,396	41,992,545
Choice Hotels International, Inc.	69,978	8,880,208
Churchill Downs, Inc.	174,151	21,817,637
DraftKings, Inc., Class A *	1,222,305	36,241,343
H&R Block, Inc.	403,059	16,114,299
Marriott Vacations Worldwide Corp.	97,497	10,596,949
MGM Resorts International	799,119	35,145,254
Norwegian Cruise Line Holdings Ltd. *	1,121,345	18,580,687
Penn Entertainment, Inc. *	406,429	9,628,303
Planet Fitness, Inc., Class A *	224,285	13,636,528
Royal Caribbean Cruises Ltd. *	581,718	57,555,179
Service Corp. International	400,281	25,261,734
Texas Roadhouse, Inc.	177,138	18,440,066
The Wendy's Co.	444,758	8,801,761
Vail Resorts, Inc.	106,581	24,121,412
Wingstop, Inc.	79,204	12,723,330
Wyndham Hotels & Resorts, Inc.	227,199	17,128,533
Wynn Resorts Ltd.	273,670	27,744,664
		493,224,313

Consumer Staples Distribution & Retail 1.1%
Albertsons Cos., Inc., Class A	529,757	11,866,557
BJ's Wholesale Club Holdings, Inc. *	355,150	23,933,558
Casey's General Stores, Inc.	98,472	24,067,542
Performance Food Group Co. *	413,449	25,687,586
US Foods Holding Corp. *	598,920	24,214,336
		109,769,579

Energy 4.1%
Antero Midstream Corp.	885,456	10,731,727
Antero Resources Corp. *	730,810	20,221,513
APA Corp.	816,684	35,803,427
Chesapeake Energy Corp.	283,022	24,965,371
Chord Energy Corp.	109,805	17,733,507
EQT Corp.	956,886	41,356,613
HF Sinclair Corp.	340,504	18,758,365
Marathon Oil Corp.	1,634,060	43,057,481
Matador Resources Co.	299,222	19,000,597
New Fortress Energy, Inc.	124,220	3,855,789
NOV, Inc.	1,041,263	22,001,887
Ovintiv, Inc.	647,261	30,395,377
Range Resources Corp.	637,816	20,652,482
Southwestern Energy Co. *	2,910,359	19,732,234
Targa Resources Corp.	597,885	51,567,581
Texas Pacific Land Corp.	16,286	30,695,038
Vitesse Energy, Inc.	60,577	1,407,809
		411,936,798

Equity Real Estate Investment Trusts (REITs) 6.8%
Agree Realty Corp.	246,109	15,214,458
American Homes 4 Rent, Class A	830,338	29,925,382
Americold Realty Trust, Inc.	714,036	24,027,311
Apartment Income REIT Corp.	394,902	13,450,362
Brixmor Property Group, Inc.	795,759	17,490,783
Camden Property Trust	282,142	30,364,122
See financial notes
102Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Cousins Properties, Inc.	400,311	9,407,309
CubeSmart	593,761	24,765,771
Douglas Emmett, Inc.	448,872	6,136,080
EastGroup Properties, Inc.	117,404	21,089,281
Equity LifeStyle Properties, Inc.	463,317	31,023,706
Federal Realty Investment Trust	194,195	19,019,458
First Industrial Realty Trust, Inc.	349,937	18,175,728
Gaming & Leisure Properties, Inc.	695,200	32,952,480
Healthcare Realty Trust, Inc.	1,006,827	17,639,609
Host Hotels & Resorts, Inc.	1,879,620	29,679,200
Iron Mountain, Inc.	771,475	49,019,521
Kilroy Realty Corp.	278,817	10,302,288
Kimco Realty Corp.	1,638,208	31,027,660
Lamar Advertising Co., Class A	231,256	21,095,172
Medical Properties Trust, Inc.	1,582,843	11,428,126
NNN REIT, Inc.	481,435	18,963,725
Omega Healthcare Investors, Inc.	619,613	19,716,086
Rayonier, Inc.	392,527	11,736,557
Regency Centers Corp.	434,965	27,054,823
Rexford Industrial Realty, Inc.	531,980	28,444,971
Spirit Realty Capital, Inc.	373,871	14,435,159
STAG Industrial, Inc.	474,045	17,316,864
UDR, Inc.	818,967	32,676,783
Vornado Realty Trust	427,282	10,263,314
WP Carey, Inc.	566,035	36,820,577
		680,662,666

Financial Services 7.3%
Affiliated Managers Group, Inc.	95,560	12,805,996
Affirm Holdings, Inc. *	564,175	11,740,482
AGNC Investment Corp.	1,576,254	15,620,677
Ally Financial, Inc.	795,047	22,014,851
Annaly Capital Management, Inc.	1,305,196	26,456,323
Ares Management Corp., Class A	424,995	43,961,483
Blackstone Mortgage Trust, Inc., Class A	456,670	10,055,873
Cboe Global Markets, Inc.	279,335	41,819,243
Credit Acceptance Corp. *	15,954	8,005,239
Equitable Holdings, Inc.	875,159	25,204,579
Essent Group Ltd.	283,797	14,252,285
Euronet Worldwide, Inc. *	124,872	10,908,818
FactSet Research Systems, Inc.	101,382	44,244,119
Interactive Brokers Group, Inc., Class A	272,181	24,790,245
Invesco Ltd.	1,211,255	19,283,180
Jack Henry & Associates, Inc.	192,589	30,194,103
Janus Henderson Group plc	351,297	9,650,129
Jefferies Financial Group, Inc.	493,461	17,611,623
Lazard Ltd., Class A	298,179	10,358,738
LPL Financial Holdings, Inc.	205,467	47,378,636
MarketAxess Holdings, Inc.	99,547	23,983,859
MGIC Investment Corp.	758,648	13,337,032
Morningstar, Inc.	66,411	15,451,847
OneMain Holdings, Inc.	319,204	13,250,158
Rithm Capital Corp.	1,278,709	13,183,490
Robinhood Markets, Inc., Class A *	1,373,142	14,953,516
SEI Investments Co.	267,660	16,610,980
SoFi Technologies, Inc. *	2,188,938	18,956,203
Starwood Property Trust, Inc.	824,505	16,844,637
Stifel Financial Corp.	281,066	18,274,911
TFS Financial Corp.	124,872	1,699,508
The Carlyle Group, Inc.	574,492	18,584,816
The Western Union Co.	991,575	12,245,951
Toast, Inc., Class A *	892,584	19,788,587
Tradeweb Markets, Inc., Class A	303,180	26,203,847
Voya Financial, Inc.	259,839	18,105,582
SECURITY	NUMBER OF SHARES	VALUE ($)
WEX, Inc. *	113,221	22,211,696
		730,043,242

Food, Beverage & Tobacco 2.9%
Bunge Ltd.	398,421	45,547,489
Campbell Soup Co.	530,286	22,112,926
Celsius Holdings, Inc. *	107,553	21,084,690
Darling Ingredients, Inc. *	421,684	26,043,204
Flowers Foods, Inc.	510,437	12,025,896
Ingredion, Inc.	174,541	17,962,014
Lamb Weston Holdings, Inc.	385,570	37,558,374
Lancaster Colony Corp.	52,249	8,631,012
Molson Coors Beverage Co., Class B	496,170	31,501,833
Pilgrim's Pride Corp. *	118,922	2,992,078
Post Holdings, Inc. *	141,747	12,716,123
Seaboard Corp.	677	2,552,513
The Boston Beer Co., Inc., Class A *	24,782	9,056,086
The J.M. Smucker Co.	282,150	40,897,643
		290,681,881

Health Care Equipment & Services 4.0%
Acadia Healthcare Co., Inc. *	243,363	18,763,287
agilon health, Inc. *	771,918	13,678,387
Amedisys, Inc. *	86,221	8,083,219
Chemed Corp.	39,702	20,305,191
DaVita, Inc. *	146,213	14,975,136
Dentsply Sirona, Inc.	561,615	20,830,300
Encompass Health Corp.	265,286	18,845,918
Envista Holdings Corp. *	433,156	13,869,655
Guardant Health, Inc. *	305,241	11,928,818
HealthEquity, Inc. *	226,143	15,275,960
Henry Schein, Inc. *	346,205	26,498,531
Inspire Medical Systems, Inc. *	77,103	17,493,129
Integra LifeSciences Holdings Corp. *	188,118	8,002,540
Lantheus Holdings, Inc. *	180,513	12,354,310
Masimo Corp. *	128,487	14,683,494
Novocure Ltd. *	241,019	5,316,879
Option Care Health, Inc. *	437,629	15,242,618
Penumbra, Inc. *	101,284	26,789,618
QuidelOrtho Corp. *	142,936	11,772,209
R1 RCM, Inc. *	365,963	6,309,202
Shockwave Medical, Inc. *	96,790	21,331,548
Teladoc Health, Inc. *	431,735	9,774,480
Teleflex, Inc.	124,361	26,456,559
Tenet Healthcare Corp. *	269,472	20,900,248
Universal Health Services, Inc., Class B	166,306	22,401,418
		401,882,654

Household & Personal Products 0.2%
Coty, Inc., Class A *	971,200	11,227,072
Olaplex Holdings, Inc. *	221,327	599,796
Reynolds Consumer Products, Inc.	143,817	3,924,766
		15,751,634

Insurance 4.3%
American Financial Group, Inc.	184,640	21,403,469
Assurant, Inc.	140,465	19,570,989
Axis Capital Holdings Ltd.	205,350	11,265,501
CNA Financial Corp.	72,139	2,837,227
Erie Indemnity Co., Class A	65,941	18,379,735
Everest Group Ltd.	113,443	40,916,621
F&G Annuities & Life, Inc.	50,225	1,421,870
Fidelity National Financial, Inc.	720,541	29,830,397
First American Financial Corp.	272,896	16,832,225
See financial notes
Schwab U.S. Equity ETFs | Annual Report103

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Globe Life, Inc.	234,848	26,201,991
Kinsale Capital Group, Inc.	57,519	22,928,799
Lincoln National Corp.	408,818	10,490,270
Loews Corp.	500,682	31,087,345
Old Republic International Corp.	719,857	19,688,089
Primerica, Inc.	95,784	19,248,753
Reinsurance Group of America, Inc.	175,852	24,376,604
RenaissanceRe Holdings Ltd.	132,748	24,942,022
Selective Insurance Group, Inc.	159,783	15,852,071
The Hanover Insurance Group, Inc.	94,659	10,102,009
Unum Group	489,550	24,080,965
W.R. Berkley Corp.	531,454	32,875,744
		424,332,696

Materials 6.1%
Alcoa Corp.	472,301	14,206,814
AptarGroup, Inc.	173,205	22,960,055
Ashland, Inc.	128,678	11,147,375
Avery Dennison Corp.	213,606	40,239,098
Axalta Coating Systems Ltd. *	585,452	16,568,292
Berry Global Group, Inc.	315,124	20,590,202
Celanese Corp.	264,498	33,421,967
Cleveland-Cliffs, Inc. *	1,361,471	20,816,892
Crown Holdings, Inc.	317,392	29,409,543
Eagle Materials, Inc.	95,421	18,065,104
Eastman Chemical Co.	314,887	26,768,544
FMC Corp.	330,443	28,494,100
Graphic Packaging Holding Co.	812,161	18,062,461
Huntsman Corp.	450,914	12,566,973
Knife River Corp. *	134,681	6,930,684
MP Materials Corp. *	244,341	5,116,500
Olin Corp.	318,246	18,464,633
Packaging Corp. of America	237,998	35,485,502
Reliance Steel & Aluminum Co.	155,546	44,324,388
Royal Gold, Inc.	173,645	19,463,868
RPM International, Inc.	341,173	34,028,595
Sealed Air Corp.	382,028	14,157,958
Sonoco Products Co.	258,957	14,877,080
Steel Dynamics, Inc.	424,841	45,283,802
The Scotts Miracle-Gro Co.	108,620	6,154,409
United States Steel Corp.	599,268	18,631,242
Westlake Corp.	91,243	11,951,008
Westrock Co.	677,816	22,171,361
		610,358,450

Media & Entertainment 2.5%
AMC Entertainment Holdings, Inc., Class A *(a)	155,834	1,955,717
Bumble, Inc., Class A *	260,884	4,377,634
Cable One, Inc.	12,510	8,138,631
DISH Network Corp., Class A *	667,418	4,004,508
Endeavor Group Holdings, Inc., Class A *	474,268	10,381,727
IAC, Inc. *	202,149	11,184,904
Liberty Media Corp.-Liberty Formula One, Class C *	605,572	41,657,298
News Corp., Class A	1,324,517	28,463,870
Nexstar Media Group, Inc., Class A	94,810	15,435,068
Pinterest, Inc., Class A *	1,572,453	43,226,733
Playtika Holding Corp. *	240,673	2,348,968
Roku, Inc. *	326,007	26,471,768
The Interpublic Group of Cos., Inc.	1,021,693	33,317,409
The New York Times Co., Class A	433,342	19,184,050
		250,148,285

SECURITY	NUMBER OF SHARES	VALUE ($)
Pharmaceuticals, Biotechnology & Life Sciences 5.7%
10X Genomics, Inc., Class A *	259,390	13,449,372
Alkermes plc *	439,884	12,840,214
Apellis Pharmaceuticals, Inc. *	261,616	11,042,811
Arrowhead Pharmaceuticals, Inc. *	282,024	7,795,143
Biohaven Ltd. *	170,818	3,124,261
BioMarin Pharmaceutical, Inc. *	496,569	45,376,475
Bio-Rad Laboratories, Inc., Class A *	56,413	22,576,483
Bio-Techne Corp.	416,681	32,667,790
Bruker Corp.	264,183	17,330,405
Charles River Laboratories International, Inc. *	135,261	27,974,680
CRISPR Therapeutics AG *	209,124	10,458,291
Elanco Animal Health, Inc. *	1,225,166	14,947,025
Exact Sciences Corp. *	477,314	39,936,862
Exelixis, Inc. *	861,249	19,283,365
Halozyme Therapeutics, Inc. *	348,448	14,829,947
Intellia Therapeutics, Inc. *	232,499	8,714,063
Ionis Pharmaceuticals, Inc. *	378,181	15,229,349
Jazz Pharmaceuticals plc *	169,158	24,250,491
Karuna Therapeutics, Inc. *	80,151	15,049,152
Mirati Therapeutics, Inc. *	163,167	6,069,812
Natera, Inc. *	302,068	17,740,454
Neurocrine Biosciences, Inc. *	257,863	28,078,702
Organon & Co.	674,948	14,821,858
Perrigo Co., plc	358,238	12,538,330
Repligen Corp. *	137,006	23,826,714
Sarepta Therapeutics, Inc. *	246,581	29,838,767
Sotera Health Co. *	261,689	4,223,661
Syneos Health, Inc. *	274,552	11,731,607
United Therapeutics Corp. *	124,020	27,825,127
Viatris, Inc.	3,168,719	34,063,729
		567,634,940

Real Estate Management & Development 0.6%
Jones Lang LaSalle, Inc. *	126,236	21,813,581
Opendoor Technologies, Inc. *	1,380,067	5,382,261
WeWork, Inc., Class A *	1,834,617	216,485
Zillow Group, Inc., Class C *	571,483	29,808,553
		57,220,880

Semiconductors & Semiconductor Equipment 2.7%
Allegro MicroSystems, Inc. *	172,751	6,607,726
Entegris, Inc.	396,072	40,110,212
First Solar, Inc. *	262,824	49,705,275
Lattice Semiconductor Corp. *	364,294	35,431,234
MKS Instruments, Inc.	151,956	15,230,550
Power Integrations, Inc.	151,818	12,755,748
Qorvo, Inc. *	263,978	28,348,597
Silicon Laboratories, Inc. *	84,372	11,378,408
SolarEdge Technologies, Inc. *	148,903	24,207,161
Synaptics, Inc. *	104,266	9,127,446
Universal Display Corp.	115,024	18,698,301
Wolfspeed, Inc. *	329,093	15,737,227
		267,337,885

Software & Services 5.4%
AppLovin Corp., Class A *	333,690	14,422,082
Aspen Technology, Inc. *	77,229	14,982,426
Bentley Systems, Inc., Class B	528,697	26,387,267
Bill Holdings, Inc. *	253,032	29,174,590
Black Knight, Inc. *	414,301	31,387,444
CCC Intelligent Solutions Holdings, Inc. *	281,019	3,006,903
See financial notes
104Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Dolby Laboratories, Inc., Class A	157,143	13,273,869
Dropbox, Inc., Class A *	719,209	19,986,818
DXC Technology Co. *	602,485	12,495,539
Dynatrace, Inc. *	572,913	27,614,407
Elastic N.V. *	206,948	12,805,942
Fair Isaac Corp. *	66,105	59,797,923
Five9, Inc. *	187,974	13,603,678
GoDaddy, Inc., Class A *	408,136	29,593,941
Guidewire Software, Inc. *	215,559	18,630,764
Informatica, Inc., Class A *	103,785	2,174,296
Manhattan Associates, Inc. *	164,166	33,263,315
New Relic, Inc. *	154,979	13,190,263
Nutanix, Inc., Class A *	609,093	18,942,792
Procore Technologies, Inc. *	185,991	12,563,692
PTC, Inc. *	281,837	41,477,951
Qualys, Inc. *	88,869	13,832,460
Smartsheet, Inc., Class A *	351,625	14,673,311
Thoughtworks Holding, Inc. *	174,001	864,785
Tyler Technologies, Inc. *	110,921	44,194,254
UiPath, Inc., Class A *	948,540	14,996,418
		537,337,130

Technology Hardware & Equipment 3.9%
Arrow Electronics, Inc. *	149,353	19,928,171
Ciena Corp. *	394,188	19,701,516
Cognex Corp.	456,177	21,476,813
Coherent Corp. *	368,562	13,868,988
Crane NXT Co.	127,718	7,581,340
Dell Technologies, Inc., Class C	677,519	38,103,669
F5, Inc. *	159,800	26,152,868
IPG Photonics Corp. *	82,783	8,970,366
Jabil, Inc.	351,079	40,170,459
Juniper Networks, Inc.	849,881	24,748,535
Littelfuse, Inc.	65,698	17,546,622
Lumentum Holdings, Inc. *	182,160	9,860,321
National Instruments Corp.	347,619	20,718,092
NetApp, Inc.	565,944	43,407,905
Pure Storage, Inc., Class A *	763,238	27,926,878
TD SYNNEX Corp.	109,976	11,190,058
Western Digital Corp. *	845,506	38,047,770
		389,400,371

Telecommunication Services 0.5%
Frontier Communications Parent, Inc. *	592,073	9,485,010
GCI Liberty, Inc. *(b)	1,240	224
Iridium Communications, Inc.	333,090	16,304,756
Liberty Global plc, Class C *	1,066,217	21,153,745
Lumen Technologies, Inc. *	2,456,438	3,905,736
		50,849,471

Transportation 2.6%
Alaska Air Group, Inc. *	338,033	14,187,245
American Airlines Group, Inc. *	1,725,344	25,414,317
Avis Budget Group, Inc. *	63,046	13,453,386
C.H. Robinson Worldwide, Inc.	308,242	27,874,324
GXO Logistics, Inc. *	314,398	20,112,040
Hertz Global Holdings, Inc. *	416,177	7,054,200
Knight-Swift Transportation Holdings, Inc.	425,557	23,329,035
Landstar System, Inc.	95,067	18,044,667
Lyft, Inc., Class A *	872,162	10,274,069
RXO, Inc. *	309,261	5,591,439
Saia, Inc. *	70,238	29,935,436
SECURITY	NUMBER OF SHARES	VALUE ($)
U-Haul Holding Co.	25,858	1,473,130
United Airlines Holdings, Inc. *	867,721	43,221,183
XPO, Inc. *	306,343	22,862,378
		262,826,849

Utilities 3.2%
Alliant Energy Corp.	665,326	33,379,405
Atmos Energy Corp.	381,840	44,274,348
Black Hills Corp.	176,680	9,717,400
Essential Utilities, Inc.	635,803	23,461,131
Hawaiian Electric Industries, Inc. (a)	288,936	4,050,883
IDACORP, Inc.	133,947	12,837,481
National Fuel Gas Co.	243,039	13,060,916
NiSource, Inc.	1,091,615	29,211,617
NRG Energy, Inc.	608,509	22,849,513
OGE Energy Corp.	529,633	18,034,004
Pinnacle West Capital Corp.	299,327	23,128,997
Portland General Electric Co.	255,914	11,224,388
The AES Corp.	1,771,600	31,764,788
UGI Corp.	554,107	13,952,414
Vistra Corp.	926,663	29,115,751
		320,063,036
Total Common Stocks (Cost $8,623,164,140)		9,964,958,721

SHORT-TERM INVESTMENTS 0.4% OF NET ASSETS

Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (c)	7,800,161	7,800,161
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (c)(d)	28,594,683	28,594,683
		36,394,844
Total Short-Term Investments (Cost $36,394,844)		36,394,844
Total Investments in Securities (Cost $8,659,558,984)		10,001,353,565

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 400 Mid-Cap Index, e-mini, expires 09/15/23	39	10,329,930	11,500

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $27,895,253.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust
See financial notes
Schwab U.S. Equity ETFs | Annual Report105

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$9,914,109,250	$—	$—	$9,914,109,250
Telecommunication Services	50,849,247	—	224	50,849,471
Short-Term Investments[1]	36,394,844	—	—	36,394,844
Futures Contracts[2]	11,500	—	—	11,500
Total	$10,001,364,841	$—	$224	$10,001,365,065

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
106Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Mid-Cap ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $8,659,558,984) including securities on loan of $27,895,253		$10,001,353,565
Cash		763,438
Deposit with broker for futures contracts		748,800
Receivables:
Dividends		9,036,204
Investments sold		4,525,501
Fund shares sold		3,584,713
Income from securities on loan	+	628,880
Total assets		10,020,641,101

Liabilities
Collateral held for securities on loan		28,594,683
Payables:
Investments bought		12,163,759
Fund shares redeemed		3,584,713
Management fees		336,399
Variation margin on futures contracts	+	6,474
Total liabilities		44,686,028
Net assets		$9,975,955,073

Net Assets by Source
Capital received from investors		$9,644,976,364
Total distributable earnings	+	330,978,709
Net assets		$9,975,955,073

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$9,975,955,073		139,100,000		$71.72

See financial notes
Schwab U.S. Equity ETFs | Annual Report107

Schwab U.S. Mid-Cap ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $61,778)		$159,380,382
Securities on loan, net	+	6,408,567
Total investment income		165,788,949

Expenses
Management fees		3,781,393
Proxy fees[1]	+	119,405
Total expenses	–	3,900,798
Net investment income		161,888,151

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(369,954,183)
Net realized gains on sales of in-kind redemptions - unaffiliated		438,561,669
Net realized gains on futures contracts	+	988,070
Net realized gains		69,595,556
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		538,059,686
Net change in unrealized appreciation (depreciation) on futures contracts	+	551,783
Net change in unrealized appreciation (depreciation)	+	538,611,469
Net realized and unrealized gains		608,207,025
Increase in net assets resulting from operations		$770,095,176

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
108Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Mid-Cap ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$161,888,151	$137,156,563
Net realized gains		69,595,556	539,712,146
Net change in unrealized appreciation (depreciation)	+	538,611,469	(2,186,848,943)
Increase (decrease) in net assets resulting from operations		$770,095,176	($1,509,980,234 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($160,033,135 )	($141,961,375 )

TRANSACTIONS IN FUND SHARES
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		16,200,000	$1,096,153,217	29,900,000	$2,242,278,240
Shares redeemed	+	(13,750,000)	(925,533,718)	(18,050,000)	(1,380,826,667)
Net transactions in fund shares		2,450,000	$170,619,499	11,850,000	$861,451,573

SHARES OUTSTANDING AND NET ASSETS
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		136,650,000	$9,195,273,533	124,800,000	$9,985,763,569
Total increase (decrease)	+	2,450,000	780,681,540	11,850,000	(790,490,036)
End of period		139,100,000	$9,975,955,073	136,650,000	$9,195,273,533
See financial notes
Schwab U.S. Equity ETFs | Annual Report109

Schwab U.S. Small-Cap ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22[1]	9/1/20– 8/31/21[1]	9/1/19– 8/31/20[1]	9/1/18– 8/31/19[1]
Per-Share Data
Net asset value at beginning of period	$42.08	$51.85	$35.62	$34.60	$39.12
Income (loss) from investment operations:
Net investment income (loss)[2]	0.65	0.56	0.55	0.51	0.52
Net realized and unrealized gains (losses)	2.11	(9.72)	16.19	1.01	(4.53)
Total from investment operations	2.76	(9.16)	16.74	1.52	(4.01)
Less distributions:
Distributions from net investment income	(0.62)	(0.61)	(0.51)	(0.50)	(0.51)
Net asset value at end of period	$44.22	$42.08	$51.85	$35.62	$34.60
Total return	6.69%	(17.78%)	47.33%	4.53%	(10.26%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%[3]	0.04%[3]	0.04%	0.04%	0.04%[4]
Net investment income (loss)	1.55%	1.20%	1.18%	1.50%	1.49%
Portfolio turnover rate[5]	9%	15%	15%	12%	11%
Net assets, end of period (x 1,000,000)	$14,481	$13,539	$16,622	$10,044	$8,100

[1]	Per-Share Data has been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10, 2022 (see financial note 12 for additional information).
[2]	Calculated based on the average shares outstanding during the period.
[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
[4]	Effective March 11, 2019, the annual operating expense ratio was reduced. The ratio presented for the period ended August 31, 2019 is a blended ratio.
[5]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
110Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Automobiles & Components 1.5%
Adient plc *	405,190	15,871,292
American Axle & Manufacturing Holdings, Inc. *	500,559	3,779,220
Canoo, Inc. *(a)	1,425,820	844,798
Dana, Inc.	551,719	8,888,193
Dorman Products, Inc. *	121,569	10,030,658
Faraday Future Intelligent Electric, Inc. *(a)	48,771	367,002
Fisker, Inc. *(a)	745,541	4,376,326
Fox Factory Holding Corp. *	180,720	20,025,583
Gentherm, Inc. *	141,740	8,534,165
Holley, Inc. *	218,743	1,246,835
LCI Industries	108,325	13,570,956
Luminar Technologies, Inc. *(a)	1,051,972	6,059,359
Mobileye Global, Inc., Class A *	326,137	11,581,125
Modine Manufacturing Co. *	222,678	10,597,246
Patrick Industries, Inc.	90,302	7,552,859
QuantumScape Corp. *(a)	1,404,392	10,027,359
Solid Power, Inc. *	458,017	970,996
Standard Motor Products, Inc.	81,465	3,016,649
Stoneridge, Inc. *	116,905	2,402,398
The Goodyear Tire & Rubber Co. *	1,211,657	15,642,492
Thor Industries, Inc.	228,724	23,974,850
Visteon Corp. *	121,366	16,902,643
Winnebago Industries, Inc.	130,824	8,483,936
Workhorse Group, Inc. *(a)	770,026	606,935
XPEL, Inc. *	84,202	7,014,027
		212,367,902

Banks 6.6%
1st Source Corp.	73,488	3,284,179
Ameris Bancorp	278,207	11,336,935
Arrow Financial Corp.	69,040	1,215,794
Associated Banc-Corp.	645,487	11,186,290
Atlantic Union Bankshares Corp.	320,024	9,501,513
Axos Financial, Inc. *	225,060	9,697,835
Banc of California, Inc.	228,964	2,868,919
BancFirst Corp.	74,597	7,129,981
Bank of Hawaii Corp. (a)	169,784	9,124,192
Bank of Marin Bancorp	60,758	1,143,466
Bank OZK	461,696	18,546,328
BankUnited, Inc.	318,337	8,356,346
Banner Corp.	147,387	6,418,704
Berkshire Hills Bancorp, Inc.	188,358	3,936,682
Brookline Bancorp, Inc.	377,538	3,613,039
Byline Bancorp, Inc.	95,490	2,022,478
Cadence Bank	783,144	17,918,335
Camden National Corp.	63,046	2,067,278
Capitol Federal Financial, Inc.	544,491	3,087,264
Cathay General Bancorp	311,211	11,088,448
Central Pacific Financial Corp.	115,352	1,957,523
Citizens Financial Services, Inc. (a)	18,647	1,020,737
SECURITY	NUMBER OF SHARES	VALUE ($)
City Holding Co.	64,292	5,873,717
Columbia Banking System, Inc.	890,034	18,227,896
Columbia Financial, Inc. *	135,744	2,329,367
Community Bank System, Inc.	230,523	10,961,369
Community Trust Bancorp, Inc.	64,508	2,290,034
ConnectOne Bancorp, Inc.	151,464	2,895,992
CrossFirst Bankshares, Inc. *	179,242	1,926,852
Customers Bancorp, Inc. *	125,368	4,405,432
CVB Financial Corp.	559,285	9,765,116
Dime Community Bancshares, Inc.	140,275	2,989,260
Eagle Bancorp, Inc.	132,031	3,176,666
Eastern Bankshares, Inc.	685,218	9,223,034
Enterprise Financial Services Corp.	159,861	6,188,219
F.N.B. Corp.	1,544,641	17,964,175
FB Financial Corp.	151,118	4,590,965
Financial Institutions, Inc.	67,255	1,176,963
First BanCorp	768,384	10,649,802
First Bancorp/Southern Pines NC	175,415	5,199,301
First Busey Corp.	219,919	4,442,364
First Commonwealth Financial Corp.	442,779	5,787,122
First Community Bankshares, Inc.	73,095	2,260,828
First Financial Bancorp	405,653	8,429,469
First Financial Bankshares, Inc.	554,749	15,932,391
First Financial Corp.	47,623	1,748,717
First Foundation, Inc.	214,814	1,688,438
First Hawaiian, Inc.	545,301	10,311,642
First Interstate BancSystem, Inc., Class A	379,032	9,820,719
First Merchants Corp.	254,429	7,592,161
First Mid Bancshares, Inc.	75,513	2,112,099
Flushing Financial Corp.	118,042	1,666,753
Fulton Financial Corp.	710,690	9,473,498
German American Bancorp, Inc.	117,761	3,406,826
Glacier Bancorp, Inc.	474,768	14,342,741
Great Southern Bancorp, Inc.	39,036	1,970,147
Hancock Whitney Corp.	367,717	15,168,326
Hanmi Financial Corp.	129,167	2,237,172
HarborOne Bancorp, Inc.	176,461	1,759,316
Heartland Financial USA, Inc.	161,997	4,963,588
Heritage Commerce Corp.	258,394	2,240,276
Heritage Financial Corp.	148,415	2,555,706
Hilltop Holdings, Inc.	197,414	5,999,411
Home BancShares, Inc.	806,006	17,877,213
HomeStreet, Inc.	75,119	709,875
Hope Bancorp, Inc.	511,746	4,948,584
Horizon Bancorp, Inc.	165,814	1,855,459
Independent Bank Corp.	188,252	10,169,373
Independent Bank Group, Inc.	152,050	6,416,510
International Bancshares Corp.	225,097	10,079,844
Kearny Financial Corp.	286,098	2,119,986
Lakeland Bancorp, Inc.	276,063	3,729,611
Lakeland Financial Corp.	109,440	5,705,107
LINKBANCORP, Inc. (a)	50,690	354,830
Live Oak Bancshares, Inc.	142,836	4,619,316
Luther Burbank Corp.	42,507	386,389
Mercantile Bank Corp.	64,071	2,138,690
Metrocity Bankshares, Inc.	76,183	1,485,569
See financial notes
Schwab U.S. Equity ETFs | Annual Report111

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Midland States Bancorp, Inc.	95,464	2,119,301
National Bank Holdings Corp., Class A	161,858	5,105,001
NBT Bancorp, Inc.	201,612	6,939,485
New York Community Bancorp, Inc.	3,088,873	37,931,360
Nicolet Bankshares, Inc.	57,026	4,323,141
Northfield Bancorp, Inc.	177,602	1,871,925
Northwest Bancshares, Inc.	542,129	5,963,419
OceanFirst Financial Corp.	255,279	4,306,557
OFG Bancorp	203,897	6,149,534
Old National Bancorp	1,251,078	19,091,450
Origin Bancorp, Inc.	123,988	3,805,192
Pacific Premier Bancorp, Inc.	410,978	9,460,714
PacWest Bancorp	501,573	3,987,505
Park National Corp.	61,906	6,299,555
Pathward Financial, Inc.	115,315	5,681,570
Peapack-Gladstone Financial Corp.	67,698	1,846,124
Peoples Bancorp, Inc.	139,472	3,594,193
Pinnacle Financial Partners, Inc.	328,174	21,843,261
Popular, Inc.	307,699	21,009,688
Preferred Bank	56,983	3,539,214
Premier Financial Corp.	153,139	2,885,139
Prosperity Bancshares, Inc.	403,752	22,937,151
Provident Financial Services, Inc.	322,330	5,311,998
QCR Holdings, Inc.	71,992	3,776,700
Renasant Corp.	239,500	6,670,075
Republic Bancorp, Inc., Class A	38,932	1,730,138
S&T Bancorp, Inc.	166,901	4,728,305
Sandy Spring Bancorp, Inc.	193,060	4,293,654
Seacoast Banking Corp. of Florida	357,908	8,450,208
ServisFirst Bancshares, Inc.	208,619	11,691,009
Simmons First National Corp., Class A	543,964	9,693,439
Southside Bancshares, Inc.	125,594	3,780,379
SouthState Corp.	324,458	23,458,313
Stellar Bancorp, Inc.	194,792	4,143,226
Stock Yards Bancorp, Inc.	125,694	5,756,785
Synovus Financial Corp.	625,799	19,374,737
Texas Capital Bancshares, Inc. *	204,434	12,764,859
The Bancorp, Inc. *	233,557	8,573,878
The First Bancshares, Inc.	119,020	3,378,978
The First of Long Island Corp.	90,260	1,178,796
Tompkins Financial Corp.	54,605	2,835,638
Towne Bank	289,444	6,830,878
TriCo Bancshares	142,974	4,909,727
Triumph Financial, Inc.	93,486	6,004,606
TrustCo Bank Corp.	82,145	2,338,668
Trustmark Corp.	260,702	6,006,574
UMB Financial Corp.	187,143	11,829,309
United Bankshares, Inc.	575,768	17,319,101
United Community Banks, Inc.	492,928	13,309,056
Univest Financial Corp.	127,224	2,288,760
Valley National Bancorp	1,803,967	16,560,417
Veritex Holdings, Inc.	230,394	4,333,711
Washington Federal, Inc.	280,940	7,635,949
Washington Trust Bancorp, Inc.	73,499	2,057,972
WesBanco, Inc.	252,560	6,404,922
Westamerica BanCorp	114,715	5,050,901
Wintrust Financial Corp.	261,616	20,304,018
WSFS Financial Corp.	262,646	10,321,988
		960,650,643

Capital Goods 12.6%
374Water, Inc. *(a)	244,226	366,339
3D Systems Corp. *	557,372	3,517,017
AAON, Inc.	275,096	17,347,554
AAR Corp. *	140,604	8,661,206
SECURITY	NUMBER OF SHARES	VALUE ($)
AeroVironment, Inc. *	107,755	10,455,468
Air Lease Corp.	441,730	18,004,915
Alamo Group, Inc.	44,042	7,559,809
Albany International Corp., Class A	133,210	12,351,231
Allison Transmission Holdings, Inc.	389,253	23,530,344
Ameresco, Inc., Class A *	145,747	6,338,537
American Woodmark Corp. *	71,240	5,533,211
Amprius Technologies, Inc. *(a)	52,641	258,994
API Group Corp. *	866,139	24,381,813
Apogee Enterprises, Inc.	95,166	4,802,076
Applied Industrial Technologies, Inc.	165,236	25,507,481
Archer Aviation, Inc., Class A *(a)	636,250	4,434,663
Arcosa, Inc.	207,240	16,210,313
Argan, Inc.	57,140	2,427,307
Armstrong World Industries, Inc.	193,516	14,821,390
Array Technologies, Inc. *	599,348	14,905,785
Astec Industries, Inc.	96,709	5,301,587
Astra Space, Inc. *	602,133	155,591
Atkore, Inc. *	166,419	25,623,533
AZZ, Inc.	107,162	5,261,654
Babcock & Wilcox Enterprises, Inc. *	314,250	1,649,813
Barnes Group, Inc.	217,150	8,533,995
Beacon Roofing Supply, Inc. *	234,851	18,752,852
Blink Charging Co. *(a)	204,980	807,621
Bloom Energy Corp., Class A *	782,033	11,722,675
Boise Cascade Co.	169,402	18,527,497
BWX Technologies, Inc.	391,617	28,885,670
ChargePoint Holdings, Inc. *(a)	1,157,943	8,290,872
Chart Industries, Inc. *	179,706	32,451,310
CIRCOR International, Inc. *	86,848	4,836,565
Columbus McKinnon Corp.	122,872	4,628,588
Comfort Systems USA, Inc.	152,905	28,221,676
Construction Partners, Inc., Class A *	177,473	6,167,187
Core & Main, Inc., Class A *	378,717	12,437,066
Crane Co.	206,283	18,796,507
CSW Industrials, Inc.	66,028	11,860,610
Curtiss-Wright Corp.	164,086	34,128,247
Custom Truck One Source, Inc. *	262,004	1,758,047
Desktop Metal, Inc., Class A *(a)	1,004,739	1,808,530
Douglas Dynamics, Inc.	98,838	2,991,826
Dragonfly Energy Holdings Corp. *	41,866	72,010
DXP Enterprises, Inc. *	61,997	2,205,233
Dycom Industries, Inc. *	125,681	12,559,302
EMCOR Group, Inc.	203,377	45,607,292
Encore Wire Corp.	76,883	12,671,087
Energy Recovery, Inc. *	241,214	6,556,197
Energy Vault Holdings, Inc. *(a)	289,301	922,870
Enerpac Tool Group Corp.	244,673	6,410,433
EnerSys	174,774	18,347,775
Enovix Corp. *	476,177	6,561,719
EnPro Industries, Inc.	89,451	12,200,222
Esab Corp.	221,347	15,974,613
ESCO Technologies, Inc.	109,948	11,765,536
ESS Tech, Inc. *	230,990	330,316
Federal Signal Corp.	260,258	15,862,725
Flowserve Corp.	561,485	22,217,961
Fluence Energy, Inc. *	160,658	4,233,338
Fluor Corp. *	612,528	21,432,355
Franklin Electric Co., Inc.	165,634	16,018,464
FTAI Aviation Ltd.	427,180	15,788,573
FTC Solar, Inc. *	195,127	366,839
FuelCell Energy, Inc. *(a)	1,725,360	2,415,504
Gates Industrial Corp. plc *	606,462	7,447,353
GATX Corp.	151,017	17,841,148
Gibraltar Industries, Inc. *	129,987	9,752,925
Global Industrial Co.	69,036	2,336,178
GMS, Inc. *	177,033	12,275,468
GrafTech International Ltd.	820,703	2,905,289
See financial notes
112Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Granite Construction, Inc.	188,031	7,763,800
Great Lakes Dredge & Dock Corp. *	280,339	2,475,393
Griffon Corp.	202,984	8,498,940
H&E Equipment Services, Inc.	144,780	6,561,430
Hayward Holdings, Inc. *	681,347	10,083,936
Heliogen, Inc. *	421,508	76,883
Helios Technologies, Inc.	139,481	8,073,160
Herc Holdings, Inc.	103,723	13,498,511
Hexcel Corp.	360,597	26,431,760
Hillenbrand, Inc.	298,003	14,435,265
Hillman Solutions Corp. *	727,208	6,581,232
Hyliion Holdings Corp. *	535,950	653,859
Hyster-Yale Materials Handling, Inc.	45,429	2,074,742
Hyzon Motors, Inc. *(a)	363,032	461,051
IES Holdings, Inc. *	36,264	2,719,075
Insteel Industries, Inc.	82,381	2,862,740
Intuitive Machines, Inc. *(a)	18,962	90,259
ITT, Inc.	352,575	36,061,371
Janus International Group, Inc. *	336,464	3,852,513
JELD-WEN Holding, Inc. *	362,893	5,472,426
John Bean Technologies Corp.	135,981	14,945,672
Kadant, Inc.	50,226	11,036,661
Kaman Corp.	121,912	2,734,486
Kennametal, Inc.	343,293	9,086,966
Kratos Defense & Security Solutions, Inc. *	543,892	8,751,222
Leonardo DRS, Inc. *	212,183	3,632,573
Lindsay Corp.	47,375	5,879,238
Markforged Holding Corp. *	399,158	522,897
Masonite International Corp. *	94,294	9,684,937
MasTec, Inc. *	254,992	25,369,154
McGrath RentCorp	104,868	10,602,155
MDU Resources Group, Inc.	871,229	17,738,222
Mercury Systems, Inc. *	248,509	9,753,978
Microvast Holdings, Inc. *	821,670	1,832,324
Moog, Inc., Class A	123,118	14,301,387
MRC Global, Inc. *	362,816	3,381,445
MSC Industrial Direct Co., Inc., Class A	202,102	20,626,530
Mueller Industries, Inc.	243,802	18,811,762
Mueller Water Products, Inc., Class A	668,056	9,432,951
MYR Group, Inc. *	71,556	10,165,961
National Presto Industries, Inc.	21,566	1,614,215
Nauticus Robotics, Inc. *	47,601	96,154
NEXTracker, Inc., Class A *	195,034	8,214,832
Nikola Corp. *(a)	2,339,351	2,760,434
NOW, Inc. *	455,743	5,090,649
Nuburu, Inc. *	25,114	9,774
nVent Electric plc	708,636	40,066,279
Nxu, Inc. *	105,137	21,027
Omega Flex, Inc.	12,888	1,078,726
Oshkosh Corp.	279,301	28,999,823
Parsons Corp. *	144,232	8,224,109
PGT Innovations, Inc. *	251,905	7,101,202
Primoris Services Corp.	227,828	8,058,276
Proto Labs, Inc. *	113,337	3,343,442
Quanex Building Products Corp.	143,291	3,865,991
RBC Bearings, Inc. *	123,991	28,584,885
Resideo Technologies, Inc. *	630,498	10,630,196
REV Group, Inc.	133,753	1,816,366
Rocket Lab USA, Inc. *	940,807	5,936,492
Rush Enterprises, Inc., Class A	270,473	11,200,266
Rush Enterprises, Inc., Class B	47,604	2,188,356
Sarcos Technology & Robotics Corp. *	54,723	61,290
SES AI Corp. *(a)	611,221	1,289,676
Shoals Technologies Group, Inc., Class A *	727,122	14,309,761
Simpson Manufacturing Co., Inc.	182,750	29,196,140
SECURITY	NUMBER OF SHARES	VALUE ($)
SiteOne Landscape Supply, Inc. *	192,595	32,970,338
Southland Holdings, Inc. *(a)	33,308	227,161
Spirit AeroSystems Holdings, Inc., Class A	449,635	9,586,218
SPX Technologies, Inc. *	194,339	15,356,668
Standex International Corp.	50,907	7,820,842
Stem, Inc. *(a)	632,641	3,220,143
SunPower Corp. *	363,577	2,603,211
Sunrun, Inc. *	925,060	14,458,688
TechPrecision Corp. *	30,147	209,522
Tecnoglass, Inc.	84,847	3,306,488
Tennant Co.	79,292	6,536,040
Terex Corp.	290,137	17,585,204
Terran Orbital Corp. *	252,516	308,070
The AZEK Co., Inc. *	518,095	17,620,411
The Gorman-Rupp Co.	98,158	3,154,798
The Greenbrier Cos., Inc.	137,125	5,836,040
The Manitowoc Co., Inc. *	150,083	2,539,404
The Shyft Group, Inc.	136,259	2,136,541
The Timken Co.	281,647	21,523,464
Thermon Group Holdings, Inc. *	142,743	3,922,578
Titan International, Inc. *	217,147	2,733,881
Titan Machinery, Inc. *	85,615	2,655,777
TPI Composites, Inc. *	185,014	934,321
Trinity Industries, Inc.	348,624	8,740,004
Triton International Ltd.	235,419	19,754,008
Triumph Group, Inc. *	277,170	2,608,170
Tutor Perini Corp. *	181,681	1,615,144
UFP Industries, Inc.	265,626	27,718,073
V2X, Inc. *	48,467	2,438,375
Valmont Industries, Inc.	90,010	22,817,535
Velo3D, Inc. *(a)	262,721	415,099
Veritiv Corp.	57,831	9,734,692
Vertiv Holdings Co.	1,379,810	54,350,716
Vicor Corp. *	95,998	6,505,784
View, Inc. *	6,647	89,867
Virgin Galactic Holdings, Inc. *(a)	1,056,802	2,663,141
Wabash National Corp.	204,555	4,612,715
Watts Water Technologies, Inc., Class A	117,172	22,118,558
WESCO International, Inc.	192,740	31,194,969
Xometry, Inc., Class A *	126,197	2,404,053
Zurn Elkay Water Solutions Corp., Class C	611,048	18,099,242
		1,823,996,878

Commercial & Professional Services 4.5%
ABM Industries, Inc.	283,239	12,864,715
ACCO Brands Corp.	413,552	2,204,232
Alight, Inc., Class A *	1,445,055	11,040,220
ASGN, Inc. *	210,382	17,284,985
Barrett Business Services, Inc.	29,105	2,784,766
BlackSky Technology, Inc. *(a)	397,613	540,754
Brady Corp., Class A	196,663	9,919,682
BrightView Holdings, Inc. *	162,974	1,349,425
CACI International, Inc., Class A *	97,543	31,995,079
Casella Waste Systems, Inc., Class A *	240,297	18,928,195
CBIZ, Inc. *	214,902	12,058,151
Cimpress plc *	84,671	5,470,593
Clean Harbors, Inc. *	215,255	36,451,282
Conduent, Inc. *	724,395	2,274,600
CoreCivic, Inc. *	488,415	5,255,345
CSG Systems International, Inc.	129,715	7,044,822
Deluxe Corp.	187,315	3,787,509
Driven Brands Holdings, Inc. *	234,410	3,527,871
Ennis, Inc.	111,762	2,380,531
Enviri Corp. *	339,102	2,526,310
See financial notes
Schwab U.S. Equity ETFs | Annual Report113

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ExlService Holdings, Inc. *	711,389	20,793,900
Exponent, Inc.	217,700	19,562,522
First Advantage Corp.	235,396	3,283,774
FiscalNote Holdings, Inc. *(a)	310,444	686,081
Forrester Research, Inc. *	49,630	1,520,167
Franklin Covey Co. *	51,627	2,202,924
FTI Consulting, Inc. *	145,195	26,980,135
Healthcare Services Group, Inc.	315,037	3,638,677
Heidrick & Struggles International, Inc.	86,942	2,303,094
Heritage-Crystal Clean, Inc. *	69,179	3,119,973
HireRight Holdings Corp. *	75,076	786,046
HNI Corp.	198,430	6,500,567
Huron Consulting Group, Inc. *	82,250	8,220,888
ICF International, Inc.	72,179	9,748,496
Insperity, Inc.	153,955	15,600,260
Interface, Inc.	246,974	2,551,241
KBR, Inc.	580,689	35,723,987
Kelly Services, Inc., Class A	139,879	2,586,363
Kforce, Inc.	81,237	5,089,498
Korn Ferry	224,702	11,455,308
LanzaTech Global, Inc. *(a)	341,924	2,263,537
LegalZoom.com, Inc. *	398,819	4,550,525
Liquidity Services, Inc. *	100,443	1,833,085
ManpowerGroup, Inc.	216,079	17,042,151
Matthews International Corp., Class A	130,650	5,510,817
Maximus, Inc.	260,025	21,015,220
MillerKnoll, Inc.	321,870	6,147,717
Montrose Environmental Group, Inc. *	118,937	4,571,938
MSA Safety, Inc.	157,705	28,809,549
NV5 Global, Inc. *	53,827	5,478,512
OPENLANE, Inc. *	468,128	7,307,478
Paycor HCM, Inc. *	204,887	4,808,698
Pitney Bowes, Inc.	692,025	2,276,762
Planet Labs PBC *	847,359	2,753,917
Resources Connection, Inc.	136,219	2,112,757
Science Applications International Corp.	230,821	27,158,399
SP Plus Corp. *	83,480	3,269,912
Steelcase, Inc., Class A	402,004	3,646,176
Stericycle, Inc. *	396,186	17,515,383
Sterling Check Corp. *	98,845	1,377,899
Tetra Tech, Inc.	227,699	35,828,438
The Brink's Co.	198,391	15,040,022
The GEO Group, Inc. *	540,855	3,915,790
TriNet Group, Inc. *	146,765	16,280,641
TrueBlue, Inc. *	132,713	2,007,948
TTEC Holdings, Inc.	80,501	2,395,710
UniFirst Corp.	64,429	11,347,880
Upwork, Inc. *	518,038	7,672,143
Verra Mobility Corp. *	596,768	10,616,503
Viad Corp. *	87,965	2,497,326
VSE Corp.	45,811	2,599,774
		651,695,575

Consumer Discretionary Distribution & Retail 3.1%
1-800-Flowers.com, Inc., Class A *	119,577	900,415
Abercrombie & Fitch Co., Class A *	214,803	11,545,661
Academy Sports & Outdoors, Inc.	329,546	17,983,325
American Eagle Outfitters, Inc.	785,454	13,321,300
America's Car-Mart, Inc. *	24,616	2,740,007
Arko Corp.	317,524	2,390,956
Asbury Automotive Group, Inc. *	92,088	21,180,240
AutoNation, Inc. *	134,567	21,139,130
BARK, Inc. *	454,726	727,562
Big Lots, Inc. (a)	122,522	759,636
Boot Barn Holdings, Inc. *	127,886	11,733,540
SECURITY	NUMBER OF SHARES	VALUE ($)
Caleres, Inc.	155,653	4,462,571
Camping World Holdings, Inc., Class A	180,315	4,459,190
CarParts.com, Inc. *	230,213	1,111,929
Chewy, Inc., Class A *	410,268	9,838,227
Chico's FAS, Inc. *	526,394	2,700,401
ContextLogic, Inc., Class A *(a)	82,474	441,648
Designer Brands, Inc., Class A (a)	219,217	2,303,971
Dick's Sporting Goods, Inc.	263,161	30,616,151
Dillard's, Inc., Class A	14,537	5,017,009
Foot Locker, Inc.	339,276	6,656,595
Genesco, Inc. *	50,526	1,732,031
Group 1 Automotive, Inc.	60,624	16,030,198
Groupon, Inc. *(a)	92,674	1,146,377
GrowGeneration Corp. *	262,000	851,500
Guess?, Inc.	126,714	3,048,739
Haverty Furniture Cos., Inc.	59,598	1,865,417
Hibbett, Inc.	54,054	2,503,241
Kohl's Corp.	475,065	12,655,732
Lands' End, Inc. *	56,037	431,485
Leslie's, Inc. *	632,026	3,956,483
Lithia Motors, Inc.	117,779	36,278,288
LL Flooring Holdings, Inc. *	128,071	441,845
Macy's, Inc.	1,167,612	14,279,895
MarineMax, Inc. *	92,626	3,081,667
Monro, Inc.	135,359	4,431,654
Murphy USA, Inc.	85,678	27,214,760
National Vision Holdings, Inc. *	334,042	6,116,309
Nordstrom, Inc.	481,380	7,807,984
Ollie's Bargain Outlet Holdings, Inc. *	246,309	18,985,498
Overstock.com, Inc. *	192,670	5,030,614
Petco Health & Wellness Co., Inc. *	340,629	1,733,802
PetMed Express, Inc.	89,548	1,009,206
Qurate Retail, Inc. *	1,487,109	1,152,509
Rent the Runway, Inc., Class A *(a)	188,606	260,276
Revolve Group, Inc. *	173,807	2,546,273
Sally Beauty Holdings, Inc. *	456,710	4,640,174
Shoe Carnival, Inc.	73,966	1,710,834
Signet Jewelers Ltd.	193,467	14,510,025
Sleep Number Corp. *	95,477	2,442,302
Sonic Automotive, Inc., Class A	67,694	3,609,444
Sportsman's Warehouse Holdings, Inc. *	158,922	764,415
Stitch Fix, Inc., Class A *	321,395	1,410,924
The Aaron's Co., Inc.	130,890	1,579,842
The Buckle, Inc.	127,665	4,664,879
The Children's Place, Inc. *	54,434	1,443,045
The Container Store Group, Inc. *	140,562	328,915
The Gap, Inc.	915,217	10,598,213
The ODP Corp. *	145,247	7,163,582
Torrid Holdings, Inc. *(a)	41,602	94,020
Upbound Group, Inc.	215,548	6,600,080
Urban Outfitters, Inc. *	256,674	8,524,143
Valvoline, Inc.	593,802	20,450,541
Victoria's Secret & Co. *	333,241	6,391,562
Warby Parker, Inc., Class A *	270,125	3,244,201
Winmark Corp.	12,008	4,569,404
Zumiez, Inc. *	66,254	1,258,163
		452,619,955

Consumer Durables & Apparel 4.3%
Acushnet Holdings Corp.	132,896	7,781,061
AMMO, Inc. *	378,672	867,159
Beazer Homes USA, Inc. *	125,489	3,678,083
Brunswick Corp.	302,296	23,917,660
Capri Holdings Ltd. *	537,721	28,224,975
Carter's, Inc.	161,303	11,544,456
See financial notes
114Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Cavco Industries, Inc. *	34,525	9,650,428
Century Communities, Inc.	121,454	9,017,959
Columbia Sportswear Co.	151,253	11,092,895
Crocs, Inc. *	265,718	25,864,990
Dream Finders Homes, Inc., Class A *	92,921	2,677,983
Ethan Allen Interiors, Inc.	98,137	3,079,539
Figs, Inc., Class A *	541,658	3,347,446
Fossil Group, Inc. *	201,973	428,183
Funko, Inc., Class A *	144,511	1,007,242
G-III Apparel Group Ltd. *	175,116	3,476,053
GoPro, Inc., Class A *	546,648	1,987,065
Green Brick Partners, Inc. *	115,013	5,688,543
Hanesbrands, Inc.	1,496,483	7,856,536
Helen of Troy Ltd. *	102,549	12,605,323
Installed Building Products, Inc.	99,739	14,435,225
iRobot Corp. *	115,726	4,500,584
Johnson Outdoors, Inc., Class A	23,396	1,308,070
KB Home	344,084	17,479,467
Kontoor Brands, Inc.	214,169	9,806,798
Latham Group, Inc. *	182,797	676,349
La-Z-Boy, Inc.	185,529	5,723,570
Levi Strauss & Co., Class A	421,454	5,803,422
LGI Homes, Inc. *	88,569	10,902,844
M.D.C. Holdings, Inc.	250,694	11,895,430
M/I Homes, Inc. *	119,053	11,688,624
Malibu Boats, Inc., Class A *	88,367	4,291,102
Mattel, Inc. *	1,515,046	33,573,419
Meritage Homes Corp.	157,153	21,850,553
Movado Group, Inc.	68,130	1,863,355
Oxford Industries, Inc.	63,499	6,412,764
Peloton Interactive, Inc., Class A *	1,436,807	9,166,829
Purple Innovation, Inc. (a)	268,705	583,090
PVH Corp.	268,410	22,439,076
Ralph Lauren Corp.	175,795	20,502,971
Skechers U.S.A., Inc., Class A *	574,913	28,923,873
Skyline Champion Corp. *	227,321	16,201,168
Smith & Wesson Brands, Inc.	194,463	2,282,996
Snap One Holdings Corp. *	75,439	690,267
Solo Brands, Inc., Class A *	122,552	685,066
Sonos, Inc. *	546,799	7,534,890
Steven Madden Ltd.	305,002	10,522,569
Sturm Ruger & Co., Inc.	75,800	3,909,764
Taylor Morrison Home Corp. *	466,467	22,110,536
Tempur Sealy International, Inc.	736,493	34,408,953
TopBuild Corp. *	135,805	39,394,314
Topgolf Callaway Brands Corp. *	593,673	10,353,657
Traeger, Inc. *	248,759	1,111,953
Tri Pointe Homes, Inc. *	428,380	13,322,618
Tupperware Brands Corp. *	160,850	400,516
Under Armour, Inc., Class A *	1,542,384	11,783,814
United Homes Group, Inc. *(a)	25,813	216,055
Universal Electronics, Inc. *	52,687	468,914
Vista Outdoor, Inc. *	243,667	7,127,260
Vizio Holding Corp., Class A *	239,852	1,376,750
Wolverine World Wide, Inc.	336,281	2,717,150
YETI Holdings, Inc. *	370,424	18,502,679
		622,742,883

Consumer Services 4.1%
2U, Inc. *	339,311	1,075,616
Accel Entertainment, Inc. *	227,492	2,704,880
Adtalem Global Education, Inc. *	186,965	8,198,415
Bally's Corp. *	115,083	1,910,378
BJ's Restaurants, Inc. *	99,843	2,936,383
Bloomin' Brands, Inc.	373,261	10,473,704
Bowlero Corp. *	154,354	1,697,894
Boyd Gaming Corp.	328,563	21,971,008
SECURITY	NUMBER OF SHARES	VALUE ($)
Bright Horizons Family Solutions, Inc. *	247,140	23,334,959
Brinker International, Inc. *	189,734	6,209,994
Carriage Services, Inc.	55,770	1,718,831
Chegg, Inc. *	509,629	5,203,312
Choice Hotels International, Inc.	113,213	14,366,730
Churchill Downs, Inc.	281,912	35,317,935
Chuy's Holdings, Inc. *	78,014	2,972,333
Coursera, Inc. *	373,420	6,493,774
Cracker Barrel Old Country Store, Inc.	94,850	7,818,486
Dave & Buster's Entertainment, Inc. *	171,254	6,725,145
Denny's Corp. *	236,702	2,255,770
Dine Brands Global, Inc.	66,584	3,647,472
Duolingo, Inc. *	120,511	17,734,399
Dutch Bros, Inc., Class A *(a)	125,853	3,726,507
El Pollo Loco Holdings, Inc.	83,511	794,190
Everi Holdings, Inc. *	378,794	5,477,361
First Watch Restaurant Group, Inc. *	48,277	923,056
Frontdoor, Inc. *	348,643	11,442,463
Golden Entertainment, Inc.	95,292	3,469,582
Graham Holdings Co., Class B	16,125	9,454,571
Grand Canyon Education, Inc. *	131,439	15,411,223
H&R Block, Inc.	651,052	26,029,059
Hilton Grand Vacations, Inc. *	328,661	14,369,059
Hyatt Hotels Corp., Class A	200,028	22,485,148
Jack in the Box, Inc.	88,264	7,093,778
Krispy Kreme, Inc.	285,365	3,821,037
Laureate Education, Inc.	578,139	8,053,476
Life Time Group Holdings, Inc. *	240,261	4,132,489
Light & Wonder, Inc. *	390,235	29,919,317
Lindblad Expeditions Holdings, Inc. *	142,807	1,292,403
Marriott Vacations Worldwide Corp.	157,509	17,119,653
Mister Car Wash, Inc. *	347,788	2,517,985
Monarch Casino & Resort, Inc.	57,488	3,874,691
OneSpaWorld Holdings Ltd. *	269,551	3,083,663
Papa John's International, Inc.	126,982	9,612,537
Penn Entertainment, Inc. *	657,782	15,582,856
Perdoceo Education Corp.	290,812	4,818,755
Planet Fitness, Inc., Class A *	363,874	22,123,539
Playa Hotels & Resorts N.V. *	531,437	3,964,520
Portillo's, Inc., Class A *	175,830	3,224,722
Red Rock Resorts, Inc., Class A	210,305	9,238,699
Rover Group, Inc. *	414,833	2,808,419
Rush Street Interactive, Inc. *	245,853	1,130,924
Sabre Corp. *	1,423,553	7,117,765
SeaWorld Entertainment, Inc. *	169,473	8,253,335
Shake Shack, Inc., Class A *	159,725	11,180,750
Six Flags Entertainment Corp. *	317,101	7,280,639
Sonder Holdings, Inc. *	587,874	293,937
Strategic Education, Inc.	95,788	7,423,570
Stride, Inc. *	174,783	7,426,530
Sweetgreen, Inc., Class A *	322,212	4,626,964
Target Hospitality Corp. *	110,209	1,752,323
Texas Roadhouse, Inc.	286,842	29,860,252
The Cheesecake Factory, Inc.	204,215	6,504,248
The Wendy's Co.	722,814	14,304,489
Travel & Leisure Co.	326,447	13,123,169
Udemy, Inc. *	289,743	3,001,737
Vacasa, Inc., Class A *	363,945	219,095
Wingstop, Inc.	128,128	20,582,482
WW International, Inc. *	258,735	2,512,317
		597,226,702

Consumer Staples Distribution & Retail 1.0%
Casey's General Stores, Inc.	159,387	38,955,777
Grocery Outlet Holding Corp. *	382,234	11,791,919
Ingles Markets, Inc., Class A	61,554	4,809,214
See financial notes
Schwab U.S. Equity ETFs | Annual Report115

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Performance Food Group Co. *	667,910	41,497,248
PriceSmart, Inc.	107,273	8,526,058
Rite Aid Corp. *(a)(b)	240,393	185,103
SpartanNash Co.	151,228	3,290,721
Sprouts Farmers Market, Inc. *	440,998	17,988,308
The Andersons, Inc.	134,437	6,904,684
The Chefs' Warehouse, Inc. *	150,031	4,281,885
United Natural Foods, Inc. *	252,783	5,088,522
Weis Markets, Inc.	70,666	4,584,103
		147,903,542

Energy 5.7%
Antero Midstream Corp.	1,434,776	17,389,485
Archrock, Inc.	576,450	7,372,795
Atlas Energy Solutions, Inc., Class A (a)	77,241	1,644,461
Bristow Group, Inc. *	99,971	2,769,197
Cactus, Inc., Class A	275,629	14,702,051
California Resources Corp.	301,900	16,858,096
Callon Petroleum Co. *	219,679	8,618,007
ChampionX Corp.	845,671	30,520,266
Chord Energy Corp.	177,959	28,740,378
Civitas Resources, Inc.	210,037	17,269,242
Clean Energy Fuels Corp. *	748,230	3,187,460
Clean Energy Technologies, Inc. *	40,136	61,809
CNX Resources Corp. *	707,632	15,815,575
Comstock Resources, Inc.	389,820	4,779,193
CONSOL Energy, Inc.	136,154	11,714,690
Core Laboratories, Inc.	200,656	4,823,770
CVR Energy, Inc.	124,300	4,064,610
Delek US Holdings, Inc.	281,018	7,236,213
Denbury, Inc. *	215,055	19,694,737
Diamond Offshore Drilling, Inc. *	434,215	6,456,777
DMC Global, Inc. *	79,265	1,903,945
Dril-Quip, Inc. *	146,856	4,050,288
DTE Midstream LLC	414,232	21,660,191
Earthstone Energy, Inc., Class A *	164,979	3,362,272
Enviva, Inc.	130,543	1,200,996
Equitrans Midstream Corp.	1,849,946	17,759,482
Excelerate Energy, Inc., Class A	73,438	1,365,947
Expro Group Holdings N.V. *	293,359	6,896,870
Granite Ridge Resources, Inc. (a)	61,132	452,377
Green Plains, Inc. *	254,551	7,901,263
Gulfport Energy Corp. *	46,742	5,515,556
Helix Energy Solutions Group, Inc. *	612,129	6,206,988
Helmerich & Payne, Inc.	438,839	17,549,172
HighPeak Energy, Inc. (a)	58,019	854,620
International Seaways, Inc.	173,016	7,434,498
Kinetik Holdings, Inc.	100,869	3,541,511
Kosmos Energy Ltd. *	1,965,489	14,308,760
Liberty Energy, Inc.	635,163	10,130,850
Magnolia Oil & Gas Corp., Class A	725,156	16,533,557
Matador Resources Co.	484,122	30,741,747
Murphy Oil Corp.	628,513	28,534,490
Nabors Industries Ltd. *	38,688	4,282,375
NexTier Oilfield Solutions, Inc. *	642,162	6,813,339
Noble Corp. plc	444,056	23,419,513
Northern Oil and Gas, Inc.	346,001	14,473,222
NOV, Inc.	1,684,842	35,600,711
Oceaneering International, Inc. *	430,925	9,820,781
Par Pacific Holdings, Inc. *	240,193	8,250,630
Patterson-UTI Energy, Inc.	889,108	12,571,987
PBF Energy, Inc., Class A	468,989	21,990,894
Peabody Energy Corp.	502,356	10,840,842
Permian Resources Corp.	1,008,529	14,300,941
ProFrac Holding Corp., Class A *(a)	135,928	1,495,208
ProPetro Holding Corp. *	415,495	4,005,372
SECURITY	NUMBER OF SHARES	VALUE ($)
Range Resources Corp.	1,032,591	33,435,297
RPC, Inc.	354,378	2,831,480
SM Energy Co.	515,285	21,801,708
Southwestern Energy Co. *	4,715,520	31,971,226
Talos Energy, Inc. *	460,193	7,924,523
TechnipFMC plc	1,889,503	35,976,137
Tellurian, Inc. *(a)	2,167,089	2,427,140
Transocean Ltd. *	3,013,787	24,652,778
Uranium Energy Corp. *	1,609,796	6,954,319
US Silica Holdings, Inc. *	329,811	4,066,570
Valaris Ltd. *	257,629	19,404,616
Verde Clean Fuels, Inc. *(a)	25,100	106,173
Vital Energy, Inc. *	79,588	4,798,361
Weatherford International plc *	280,326	24,814,458
World Fuel Services Corp.	266,232	5,830,481
		826,485,274

Equity Real Estate Investment Trusts (REITs) 5.3%
Acadia Realty Trust	407,937	6,074,182
Agree Realty Corp.	398,270	24,621,051
Alexander & Baldwin, Inc.	311,459	5,609,377
Alexander's, Inc.	9,094	1,743,775
American Assets Trust, Inc.	224,408	4,804,575
Apartment Investment & Management Co., Class A	632,613	4,814,185
Apple Hospitality REIT, Inc.	912,582	13,706,982
Armada Hoffler Properties, Inc.	288,770	3,289,090
Brandywine Realty Trust	733,685	3,668,425
Brixmor Property Group, Inc.	1,283,933	28,220,847
Broadstone Net Lease, Inc.	799,866	12,933,833
CareTrust REIT, Inc.	424,372	8,551,096
Centerspace	63,681	4,122,708
Chatham Lodging Trust	206,544	2,020,000
City Office REIT, Inc.	170,645	860,051
Community Healthcare Trust, Inc.	104,800	3,478,312
Corporate Office Properties Trust	482,651	12,491,008
Cousins Properties, Inc.	649,585	15,265,248
DiamondRock Hospitality Co.	897,340	7,232,560
Diversified Healthcare Trust	1,024,197	2,780,695
Douglas Emmett, Inc.	729,648	9,974,288
Easterly Government Properties, Inc.	398,475	5,327,611
EastGroup Properties, Inc.	190,056	34,139,759
Elme Communities	377,701	5,809,041
Empire State Realty Trust, Inc., Class A	555,969	4,853,609
EPR Properties	322,467	14,440,072
Equity Commonwealth	470,441	8,952,492
Essential Properties Realty Trust, Inc.	638,101	15,327,186
First Industrial Realty Trust, Inc.	566,327	29,415,024
Four Corners Property Trust, Inc.	373,016	9,385,083
Franklin Street Properties Corp.	382,202	733,828
Getty Realty Corp.	192,103	5,766,932
Gladstone Commercial Corp.	169,124	2,223,981
Global Medical REIT, Inc.	268,448	2,598,577
Global Net Lease, Inc.	444,085	5,040,365
Highwoods Properties, Inc.	450,688	10,739,895
Hudson Pacific Properties, Inc.	548,038	3,732,139
Independence Realty Trust, Inc.	958,324	16,128,593
Industrial Logistics Properties Trust	274,819	1,080,039
Innovative Industrial Properties, Inc.	119,772	10,453,700
InvenTrust Properties Corp.	289,247	6,915,896
JBG SMITH Properties	414,919	6,505,930
Kite Realty Group Trust	937,771	21,165,491
LTC Properties, Inc.	176,586	5,802,616
LXP Industrial Trust	1,250,689	12,281,766
National Health Investors, Inc.	185,428	9,480,934
National Storage Affiliates Trust	349,932	11,757,715
See financial notes
116Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
NexPoint Diversified Real Estate Trust	138,974	1,314,694
NexPoint Residential Trust, Inc.	98,607	3,702,693
Office Properties Income Trust	204,940	1,516,556
One Liberty Properties, Inc.	72,438	1,423,407
Orion Office REIT, Inc.	240,716	1,403,374
Outfront Media, Inc.	626,473	7,110,469
Paramount Group, Inc.	692,661	3,560,278
Park Hotels & Resorts, Inc.	920,675	11,812,260
Peakstone Realty Trust (a)	154,939	3,044,551
Pebblebrook Hotel Trust	526,057	7,612,045
Phillips Edison & Co., Inc.	501,546	16,982,348
Physicians Realty Trust	1,017,610	14,154,955
Piedmont Office Realty Trust, Inc., Class A	527,068	3,620,957
PotlatchDeltic Corp.	341,263	16,128,089
Rayonier, Inc.	634,159	18,961,354
Retail Opportunity Investments Corp.	537,603	7,236,136
RLJ Lodging Trust	683,836	6,831,522
RPT Realty	372,636	4,225,692
Ryman Hospitality Properties, Inc.	252,677	21,485,125
Sabra Health Care REIT, Inc.	992,121	12,431,276
Safehold, Inc.	172,361	3,667,842
Saul Centers, Inc.	54,751	2,056,448
Service Properties Trust	711,573	5,877,593
SITE Centers Corp.	781,289	10,430,208
SL Green Realty Corp. (a)	275,241	10,805,962
Spirit Realty Capital, Inc.	603,946	23,318,355
STAG Industrial, Inc.	766,382	27,995,934
Star Holdings *	56,489	769,380
Strawberry Fields REIT, Inc. (a)	10,158	69,867
Summit Hotel Properties, Inc.	454,063	2,638,106
Sunstone Hotel Investors, Inc.	887,354	7,968,439
Tanger Factory Outlet Centers, Inc.	451,432	10,495,794
Terreno Realty Corp.	316,936	19,298,233
The Macerich Co.	922,363	10,782,423
The Necessity Retail REIT, Inc.	578,463	4,338,473
UMH Properties, Inc.	241,874	3,616,016
Uniti Group, Inc.	1,025,329	5,506,017
Universal Health Realty Income Trust	54,262	2,530,237
Urban Edge Properties	503,894	8,243,706
Veris Residential, Inc. *	341,911	6,362,964
Xenia Hotels & Resorts, Inc.	465,823	5,496,711
		773,147,051

Financial Services 6.6%
Affiliated Managers Group, Inc.	154,359	20,685,650
Alerus Financial Corp.	73,804	1,439,178
AlTi Global, Inc. *(a)	97,088	709,713
Apollo Commercial Real Estate Finance, Inc.	559,189	6,106,344
Arbor Realty Trust, Inc. (a)	774,406	12,359,520
ARMOUR Residential REIT, Inc.	836,667	4,108,035
Artisan Partners Asset Management, Inc., Class A	292,821	11,250,183
Assetmark Financial Holdings, Inc. *	90,880	2,625,523
Avantax, Inc. *	164,649	3,444,457
AvidXchange Holdings, Inc. *	575,776	5,918,977
B. Riley Financial, Inc. (a)	67,060	3,433,807
BGC Group, Inc., Class A	1,446,082	7,143,645
Blackstone Mortgage Trust, Inc., Class A	736,113	16,209,208
Blue Owl Capital, Inc.	1,525,969	18,235,330
Bread Financial Holdings, Inc.	213,568	8,025,885
Brightsphere Investment Group, Inc.	137,925	2,856,427
BrightSpire Capital, Inc.	560,255	3,899,375
Cannae Holdings, Inc. *	302,635	5,940,725
Cantaloupe, Inc. *	238,367	1,887,867
SECURITY	NUMBER OF SHARES	VALUE ($)
Cass Information Systems, Inc.	51,800	1,986,012
Chimera Investment Corp.	996,216	6,027,107
Claros Mortgage Trust, Inc.	523,904	5,967,267
Cohen & Steers, Inc.	107,139	6,983,320
Curo Group Holdings Corp. *	91,433	98,748
Diamond Hill Investment Group, Inc.	12,649	2,134,645
Donnelley Financial Solutions, Inc. *	108,493	5,345,450
Dynex Capital, Inc.	229,842	2,978,752
Ellington Financial, Inc.	270,069	3,610,823
Enact Holdings, Inc.	126,018	3,611,676
Encore Capital Group, Inc. *	100,655	4,716,693
Enova International, Inc. *	133,733	6,746,830
Essent Group Ltd.	458,439	23,022,807
Euronet Worldwide, Inc. *	201,773	17,626,889
Evercore, Inc., Class A	150,860	21,127,943
EVERTEC, Inc.	278,202	11,008,453
Federal Agricultural Mortgage Corp., Class C	42,142	7,093,341
Federated Hermes, Inc.	364,426	12,667,448
FirstCash Holdings, Inc.	157,705	14,086,211
Flywire Corp. *	313,965	10,856,910
Focus Financial Partners, Inc., Class A *(c)	248,826	13,187,778
Forge Global Holdings, Inc. *(a)	444,498	1,089,020
Franklin BSP Realty Trust, Inc.	350,222	4,952,139
Granite Point Mortgage Trust, Inc.	220,331	1,176,568
Green Dot Corp., Class A *	200,510	2,975,568
Hamilton Lane, Inc., Class A	154,941	14,376,975
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	449,436	10,053,883
Houlihan Lokey, Inc.	215,712	22,723,102
Interactive Brokers Group, Inc., Class A	440,550	40,125,294
International Money Express, Inc. *	138,392	2,394,182
Invesco Mortgage Capital, Inc.	180,026	2,025,292
Jackson Financial, Inc., Class A	250,394	9,414,814
Janus Henderson Group plc	567,536	15,590,214
KKR Real Estate Finance Trust, Inc.	246,923	3,089,007
Ladder Capital Corp.	485,851	5,324,927
Lazard Ltd., Class A	481,390	16,723,489
LendingClub Corp. *	456,290	3,175,778
LendingTree, Inc. *	46,453	878,426
Marqeta, Inc., Class A *	1,864,296	11,465,420
Merchants Bancorp	110,243	3,215,788
MFA Financial, Inc.	385,612	4,226,307
MGIC Investment Corp.	1,227,442	21,578,430
Moelis & Co., Class A	284,306	13,478,947
Moneylion, Inc. *	17,815	398,700
Mr Cooper Group, Inc. *	290,846	16,479,334
Navient Corp.	424,040	7,484,306
Nelnet, Inc., Class A	76,626	7,038,098
NerdWallet, Inc., Class A *	148,000	1,332,000
New York Mortgage Trust, Inc.	388,913	3,702,452
NewtekOne, Inc. (a)	106,500	1,907,415
NMI Holdings, Inc., Class A *	356,232	10,195,360
OneMain Holdings, Inc.	515,480	21,397,575
Open Lending Corp., Class A *	426,711	3,520,366
Payoneer Global, Inc. *	876,263	5,424,068
PennyMac Financial Services, Inc.	128,214	9,201,919
PennyMac Mortgage Investment Trust	372,926	5,000,938
Piper Sandler Cos.	63,303	9,430,881
PJT Partners, Inc., Class A	106,547	8,416,148
PRA Group, Inc. *	166,328	3,240,069
PROG Holdings, Inc. *	200,147	6,865,042
Radian Group, Inc.	667,565	18,077,660
Ready Capital Corp.	691,248	7,548,428
Redwood Trust, Inc.	485,273	3,887,037
Remitly Global, Inc. *	434,754	10,934,063
See financial notes
Schwab U.S. Equity ETFs | Annual Report117

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Repay Holdings Corp. *	319,093	2,942,037
Rithm Capital Corp.	2,065,409	21,294,367
Robinhood Markets, Inc., Class A *	2,222,828	24,206,597
Rocket Cos., Inc., Class A *(a)	539,813	5,765,203
SHF Holdings, Inc. *	113,993	47,307
Shift4 Payments, Inc., Class A *	245,573	13,946,091
SLM Corp.	1,039,374	14,800,686
StepStone Group, Inc., Class A	210,687	6,503,908
Stifel Financial Corp.	454,537	29,553,996
StoneX Group, Inc. *	75,220	7,061,654
TFS Financial Corp.	202,550	2,756,705
Toast, Inc., Class A *	1,444,260	32,019,244
TPG RE Finance Trust, Inc.	258,282	1,942,281
TPG, Inc.	221,676	6,233,529
Tradeweb Markets, Inc., Class A	490,724	42,413,275
Two Harbors Investment Corp.	415,278	5,718,378
Upstart Holdings, Inc. *(a)	303,248	9,755,488
UWM Holdings Corp. (a)	402,601	2,399,502
Victory Capital Holdings, Inc., Class A	113,724	3,914,380
Virtu Financial, Inc., Class A	380,780	7,135,817
Virtus Investment Partners, Inc.	29,395	6,087,704
Walker & Dunlop, Inc.	132,689	11,323,679
Waterstone Financial, Inc.	84,856	1,053,063
WisdomTree, Inc.	489,862	3,575,993
World Acceptance Corp. *	14,255	1,921,717
		953,072,982

Food, Beverage & Tobacco 1.9%
B&G Foods, Inc.	310,333	3,969,159
Benson Hill, Inc. *	547,682	349,914
Beyond Meat, Inc. *(a)	258,198	3,046,736
BRC, Inc., Class A *(a)	178,152	805,247
Calavo Growers, Inc.	75,199	2,478,559
Cal-Maine Foods, Inc.	162,331	7,757,798
Celsius Holdings, Inc. *	173,936	34,098,413
Coca-Cola Consolidated, Inc.	19,705	13,771,824
Flowers Foods, Inc.	824,346	19,421,592
Fresh Del Monte Produce, Inc.	132,613	3,388,262
Freshpet, Inc. *	205,905	15,547,887
Hostess Brands, Inc. *	569,257	16,212,439
Ingredion, Inc.	282,678	29,090,393
J&J Snack Foods Corp.	64,051	10,384,589
John B Sanfilippo & Son, Inc.	38,576	3,871,102
Lancaster Colony Corp.	84,819	14,011,251
MGP Ingredients, Inc.	65,962	7,908,844
Mission Produce, Inc. *	172,231	1,639,639
National Beverage Corp. *	100,278	5,145,264
Pilgrim's Pride Corp. *	191,219	4,811,070
Seaboard Corp.	1,085	4,090,808
Sovos Brands, Inc. *	208,881	4,678,934
The Boston Beer Co., Inc., Class A *	40,197	14,689,190
The Duckhorn Portfolio, Inc. *	180,508	2,245,520
The Hain Celestial Group, Inc. *	380,368	4,028,097
The Simply Good Foods Co. *	362,501	13,079,036
The Vita Coco Co., Inc. *	102,180	2,890,672
Tootsie Roll Industries, Inc.	76,836	2,470,277
TreeHouse Foods, Inc. *	216,178	10,056,601
Turning Point Brands, Inc.	64,459	1,586,981
Universal Corp.	105,632	5,030,196
Utz Brands, Inc.	285,923	4,414,651
Vector Group Ltd.	566,284	6,064,902
Vital Farms, Inc. *	114,145	1,344,628
Westrock Coffee Co. *(a)	51,523	517,291
		274,897,766

SECURITY	NUMBER OF SHARES	VALUE ($)
Health Care Equipment & Services 5.7%
23andMe Holding Co., Class A *	1,223,888	1,346,277
Acadia Healthcare Co., Inc. *	394,070	30,382,797
Accolade, Inc. *	274,642	3,704,921
AdaptHealth Corp. *	326,239	3,892,031
Addus HomeCare Corp. *	69,426	6,088,660
Agiliti, Inc. *	142,435	1,374,498
AirSculpt Technologies, Inc. *(a)	36,948	283,761
Akili, Inc., Class A *	140,341	137,562
Alignment Healthcare, Inc. *	349,154	2,039,059
Amedisys, Inc. *	139,610	13,088,438
American Well Corp., Class A *	1,048,718	1,489,180
AMN Healthcare Services, Inc. *	169,729	15,000,649
AngioDynamics, Inc. *	167,373	1,344,005
Apollo Medical Holdings, Inc. *	171,958	6,510,330
Artivion, Inc. *	177,134	2,997,107
AtriCure, Inc. *	202,220	9,130,233
Atrion Corp.	5,661	2,632,931
Avanos Medical, Inc. *	200,661	4,221,907
Aveanna Healthcare Holdings, Inc. *	200,935	289,346
AxoGen, Inc. *	179,197	1,121,773
Axonics, Inc. *	215,448	12,345,170
Bioventus, Inc., Class A *(a)	130,694	470,498
Brookdale Senior Living, Inc. *	811,550	3,449,088
Bullfrog AI Holdings, Inc. *(a)	7,048	23,117
Butterfly Network, Inc. *(a)	628,606	1,112,633
Cano Health, Inc. *(a)	882,889	273,078
Castle Biosciences, Inc. *	105,496	2,102,535
Certara, Inc. *	452,514	7,312,626
Cerus Corp. *	760,377	1,437,113
Clover Health Investments Corp. *	1,408,047	1,844,542
Community Health Systems, Inc. *	547,535	1,850,668
Computer Programs & Systems, Inc. *	60,601	985,978
CONMED Corp.	130,924	14,592,789
CorVel Corp. *	38,918	8,423,801
Definitive Healthcare Corp., Class A *	171,616	1,613,190
DocGo, Inc. *	356,868	3,193,969
Doximity, Inc., Class A *	508,822	12,130,316
Embecta Corp.	243,263	4,459,011
Enovis Corp. *	204,909	11,483,100
Envista Holdings Corp. *	699,674	22,403,561
Evolent Health, Inc., Class A *	409,558	10,447,825
Fulgent Genetics, Inc. *	86,202	2,823,978
GeneDx Holdings Corp. *	78,111	347,594
Glaukos Corp. *	206,660	15,528,432
Globus Medical, Inc., Class A *	341,524	18,476,448
GoodRx Holdings, Inc., Class A *	326,120	2,129,564
Haemonetics Corp. *	215,607	19,346,416
Health Catalyst, Inc. *	241,749	2,826,046
HealthEquity, Inc. *	365,286	24,675,069
HealthStream, Inc.	102,283	2,151,012
Hims & Hers Health, Inc. *	524,790	3,521,341
ICU Medical, Inc. *	86,496	12,544,515
Inari Medical, Inc. *	219,811	14,643,809
Innovage Holding Corp. *	79,851	437,583
Inogen, Inc. *	97,005	602,401
Inspire Medical Systems, Inc. *	124,912	28,340,035
Integer Holdings Corp. *	142,646	12,169,130
Integra LifeSciences Holdings Corp. *	304,098	12,936,329
Invitae Corp. *(a)	1,047,337	967,844
iRhythm Technologies, Inc. *	130,142	13,452,779
Lantheus Holdings, Inc. *	292,199	19,998,100
LeMaitre Vascular, Inc.	83,632	4,834,766
LifeStance Health Group, Inc. *	399,314	3,278,368
LivaNova plc *	230,251	12,790,443
Merit Medical Systems, Inc. *	245,905	16,052,678
ModivCare, Inc. *	54,036	1,734,556
See financial notes
118Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Multiplan Corp. *	997,115	1,705,067
National HealthCare Corp.	58,078	3,830,244
National Research Corp.	59,543	2,488,897
Neogen Corp. *	924,741	21,380,012
NeoGenomics, Inc. *	544,025	8,176,696
Nevro Corp. *	153,783	3,081,811
NextGen Healthcare, Inc. *	227,136	4,136,147
NuVasive, Inc. *	225,279	8,954,840
OmniAb, Inc., Class A *(c)	25,234	0
OmniAb, Inc., Class B *(c)	25,234	0
Omnicell, Inc. *	192,651	10,954,136
OPKO Health, Inc. *	1,740,893	3,185,834
Option Care Health, Inc. *	706,917	24,621,919
OraSure Technologies, Inc. *	308,746	1,994,499
Orchestra BioMed Holdings, Inc. *(a)	61,887	386,175
Orthofix Medical, Inc. *	150,230	3,178,867
OrthoPediatrics Corp. *	70,831	2,707,161
Outset Medical, Inc. *	211,336	2,876,283
Owens & Minor, Inc. *	326,842	5,523,630
Paragon 28, Inc. *	117,572	1,684,807
Patterson Cos., Inc.	371,832	11,169,833
Pediatrix Medical Group, Inc. *	353,508	4,995,068
PetIQ, Inc. *	108,034	2,061,289
Phreesia, Inc. *	227,569	6,478,889
Premier, Inc., Class A	510,856	10,998,730
Privia Health Group, Inc. *	401,398	10,536,698
PROCEPT BioRobotics Corp. *	140,671	4,798,288
Progyny, Inc. *	326,797	12,202,600
ProSomnus, Inc. *	33,056	35,039
Pulmonx Corp. *	159,785	1,671,351
QuidelOrtho Corp. *	230,944	19,020,548
RadNet, Inc. *	244,846	8,180,305
Schrodinger, Inc. *	229,067	8,450,282
Select Medical Holdings Corp.	447,191	13,062,449
Semler Scientific, Inc. *	21,179	558,278
Senseonics Holdings, Inc. *(a)	2,031,213	1,032,262
Sharecare, Inc. *	1,355,518	1,284,489
SI-BONE, Inc. *	132,866	3,039,974
Sight Sciences, Inc. *	110,542	725,156
Silk Road Medical, Inc. *	166,475	3,216,297
Simulations Plus, Inc.	67,483	3,002,319
STAAR Surgical Co. *	206,548	8,955,921
Surgery Partners, Inc. *	297,481	10,786,661
Surmodics, Inc. *	61,416	2,261,337
Tandem Diabetes Care, Inc. *	275,847	7,547,174
Tenet Healthcare Corp. *	436,304	33,839,738
The Ensign Group, Inc.	239,552	24,007,901
The Joint Corp. *	62,192	577,764
The Pennant Group, Inc. *	120,112	1,438,942
TransMedics Group, Inc. *	139,170	9,133,727
Treace Medical Concepts, Inc. *	150,933	2,347,008
US Physical Therapy, Inc.	62,969	6,349,164
Varex Imaging Corp. *	173,794	3,418,528
Veradigm, Inc. *	468,735	6,271,674
Vicarious Surgical, Inc. *	167,415	154,792
Zimvie, Inc. *	90,085	1,063,003
		831,179,812

Household & Personal Products 1.1%
BellRing Brands, Inc. *	567,756	23,561,874
Central Garden & Pet Co. *	41,272	1,821,746
Central Garden & Pet Co., Class A *	177,024	7,222,579
Coty, Inc., Class A *	1,567,272	18,117,664
Edgewell Personal Care Co.	218,617	8,429,872
elf Beauty, Inc. *	216,309	30,004,221
Energizer Holdings, Inc.	283,892	9,751,690
Herbalife Ltd. *	422,576	6,347,092
SECURITY	NUMBER OF SHARES	VALUE ($)
Inter Parfums, Inc.	76,924	10,748,590
Medifast, Inc.	46,661	3,935,389
Nu Skin Enterprises, Inc., Class A	213,764	5,106,822
Spectrum Brands Holdings, Inc.	174,963	14,551,673
The Beauty Health Co. *	392,494	2,417,763
The Honest Co., Inc. *	251,474	372,182
USANA Health Sciences, Inc. *	48,487	3,117,229
Veru, Inc. *(a)	241,523	251,184
WD-40 Co.	58,153	12,495,335
		158,252,905

Insurance 3.0%
Ambac Financial Group, Inc. *	191,608	2,467,911
American Equity Investment Life Holding Co.	269,884	14,487,373
AMERISAFE, Inc.	82,851	4,291,682
Argo Group International Holdings Ltd.	149,201	4,438,730
Assured Guaranty Ltd.	254,073	14,949,655
Axis Capital Holdings Ltd.	332,187	18,223,779
Bright Health Group, Inc. *	13,412	113,466
Brighthouse Financial, Inc. *	285,411	14,173,510
BRP Group, Inc., Class A *	271,730	7,225,301
CNO Financial Group, Inc.	491,220	11,494,548
Employers Holdings, Inc.	115,927	4,547,816
Enstar Group Ltd. *	58,195	14,740,212
First American Financial Corp.	440,987	27,200,078
Genworth Financial, Inc., Class A *	2,049,585	11,867,097
Goosehead Insurance, Inc., Class A *	100,114	6,993,964
Hagerty, Inc., Class A *(a)	134,744	1,231,560
Hippo Holdings, Inc. *	64,679	645,496
Horace Mann Educators Corp.	173,697	4,978,156
James River Group Holdings Ltd.	160,101	2,331,071
Kemper Corp.	274,162	12,877,389
Kinsale Capital Group, Inc.	93,133	37,125,608
Lemonade, Inc. *(a)	191,625	2,636,760
MBIA, Inc. *	201,920	1,593,149
Mercury General Corp.	112,927	3,230,841
National Western Life Group, Inc., Class A	10,349	4,704,034
Oscar Health, Inc., Class A *	487,518	3,056,738
Palomar Holdings, Inc. *	106,520	5,433,585
Primerica, Inc.	155,086	31,166,083
ProAssurance Corp.	229,465	4,056,941
RLI Corp.	173,304	22,792,942
Ryan Specialty Holdings, Inc., Class A *	398,407	19,422,341
Safety Insurance Group, Inc.	63,753	4,390,669
Selective Insurance Group, Inc.	258,477	25,643,503
Selectquote, Inc. *	526,867	642,778
SiriusPoint Ltd. *	369,013	4,081,284
Skyward Specialty Insurance Group, Inc. *	38,611	939,020
Stewart Information Services Corp.	116,910	5,415,271
The Hanover Insurance Group, Inc.	152,891	16,316,528
Trupanion, Inc. *	152,294	4,527,701
United Fire Group, Inc.	92,259	1,823,960
Unum Group	792,379	38,977,123
White Mountains Insurance Group Ltd.	10,963	17,416,808
		434,672,461

Materials 4.8%
5E Advanced Materials, Inc. *(a)	127,312	325,919
AdvanSix, Inc.	117,204	3,877,108
See financial notes
Schwab U.S. Equity ETFs | Annual Report119

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Alpha Metallurgical Resources, Inc.	56,431	11,446,464
Arch Resources, Inc.	79,996	10,447,478
Ashland, Inc.	207,405	17,967,495
ATI, Inc. *	549,422	24,905,299
Avient Corp.	366,677	14,707,414
Balchem Corp.	138,026	19,392,653
Cabot Corp.	239,810	17,376,633
Carpenter Technology Corp.	208,051	13,030,234
Century Aluminum Co. *	224,712	1,671,857
Chase Corp.	32,374	4,095,311
Clearwater Paper Corp. *	73,567	2,816,880
Coeur Mining, Inc. *	1,425,226	3,434,795
Commercial Metals Co.	500,637	28,180,857
Compass Minerals International, Inc.	145,294	4,380,614
Danimer Scientific, Inc. *(a)	381,452	743,831
Eagle Materials, Inc.	154,404	29,231,765
Ecovyst, Inc. *	306,887	3,142,523
Element Solutions, Inc.	960,296	19,801,304
Ginkgo Bioworks Holdings, Inc. *(a)	4,684,132	10,960,869
Graphic Packaging Holding Co.	1,311,956	29,177,901
Greif, Inc., Class A	134,917	9,793,625
H.B. Fuller Co.	230,077	16,687,485
Hawkins, Inc.	81,750	5,084,033
Hecla Mining Co.	2,461,544	10,806,178
Huntsman Corp.	728,852	20,313,105
Ingevity Corp. *	146,179	7,877,586
Innospec, Inc.	106,704	11,462,144
Kaiser Aluminum Corp.	68,698	5,215,552
Knife River Corp. *	217,387	11,186,735
Koppers Holdings, Inc.	88,370	3,383,687
Kronos Worldwide, Inc.	93,641	786,584
Livent Corp. *	767,675	16,481,982
Louisiana-Pacific Corp.	308,517	19,276,142
LSB Industries, Inc. *	201,337	2,037,530
Materion Corp.	87,947	9,567,754
Mativ Holdings, Inc.	236,126	3,872,466
Mercer International, Inc.	171,064	1,554,972
Minerals Technologies, Inc.	139,062	8,496,688
MP Materials Corp. *	394,814	8,267,405
Myers Industries, Inc.	155,263	2,920,497
NewMarket Corp.	28,369	13,323,217
O-I Glass, Inc. *	664,546	13,197,884
Olin Corp.	514,807	29,869,102
Orion S.A.	235,400	5,324,748
Pactiv Evergreen, Inc.	167,538	1,377,162
Perimeter Solutions S.A. *	627,815	3,710,387
Piedmont Lithium, Inc. *	69,814	3,124,875
PureCycle Technologies, Inc. *(a)	563,858	5,035,252
Quaker Chemical Corp.	58,300	10,347,084
Ranpak Holdings Corp. *	169,133	1,070,612
Schnitzer Steel Industries, Inc., Class A	110,529	3,669,563
Sensient Technologies Corp.	181,201	11,163,794
Silgan Holdings, Inc.	359,014	16,202,302
Stepan Co.	90,633	7,909,542
Summit Materials, Inc., Class A *	507,360	18,980,338
SunCoke Energy, Inc.	358,337	3,332,534
Sylvamo Corp.	136,179	5,688,197
The Chemours Co.	637,578	21,690,404
The Scotts Miracle-Gro Co.	175,769	9,959,072
TimkenSteel Corp. *	168,658	3,695,297
TriMas Corp.	177,553	4,651,889
Trinseo plc	149,806	1,577,457
Tronox Holdings plc	495,792	6,762,603
U.S. Goldmining, Inc. *	6,096	60,838
United States Lime & Minerals, Inc.	8,721	1,888,794
United States Steel Corp.	968,000	30,095,120
Valhi, Inc.	7,599	100,611
SECURITY	NUMBER OF SHARES	VALUE ($)
Warrior Met Coal, Inc.	223,102	8,825,915
Worthington Industries, Inc.	129,831	9,772,379
		698,594,326

Media & Entertainment 2.1%
Advantage Solutions, Inc. *	395,998	1,108,794
Altice USA, Inc., Class A *	923,992	2,836,655
AMC Networks, Inc., Class A *	124,329	1,447,190
Angi, Inc. *	322,470	793,276
Atlanta Braves Holdings, Inc., Class C *	242,232	8,923,827
Bumble, Inc., Class A *	422,043	7,081,882
Cardlytics, Inc. *	147,169	2,451,836
Cargurus, Inc. *	381,699	6,912,569
Cars.com, Inc. *	267,187	4,993,725
Cinemark Holdings, Inc. *	462,122	7,523,346
Clear Channel Outdoor Holdings, Inc. *	2,071,681	3,003,937
Endeavor Group Holdings, Inc., Class A *	769,275	16,839,430
Eventbrite, Inc., Class A *	354,915	3,595,289
fuboTV, Inc. *(a)	1,236,682	2,893,836
Gannett Co., Inc. *	648,569	1,887,336
Gray Television, Inc.	369,327	2,976,776
Grindr, Inc. *(a)	102,219	525,406
iHeartMedia, Inc., Class A *	449,723	1,623,500
Integral Ad Science Holding Corp. *	205,353	2,930,387
John Wiley & Sons, Inc., Class A	185,534	6,894,443
Lions Gate Entertainment Corp., Class A *	765,448	6,062,348
Loop Media, Inc. *(a)	139,702	121,666
Madison Square Garden Entertainment Corp. *	136,458	4,378,937
Madison Square Garden Sports Corp.	76,060	13,538,680
Magnite, Inc. *	508,390	4,194,218
MediaAlpha, Inc., Class A *	77,484	650,091
Nexstar Media Group, Inc., Class A	153,193	24,939,820
Nextdoor Holdings, Inc. *	578,454	1,255,245
Playtika Holding Corp. *	392,710	3,832,850
QuinStreet, Inc. *	214,807	2,126,589
Rumble, Inc. *(a)	341,930	2,861,954
Scholastic Corp.	124,212	5,397,011
Shutterstock, Inc.	103,915	4,375,861
Sinclair, Inc.	162,648	2,052,618
Skillz, Inc. *	63,785	522,399
Sphere Entertainment Co. *	111,746	3,917,815
System1, Inc. *	86,642	154,223
TechTarget, Inc. *	110,108	3,165,605
TEGNA, Inc.	964,181	15,937,912
The E.W. Scripps Co., Class A *	252,191	1,926,739
The New York Times Co., Class A	701,668	31,062,842
TripAdvisor, Inc. *	452,142	6,831,866
Vimeo, Inc. *	667,554	2,656,865
Vivid Seats, Inc., Class A *	98,283	713,535
Warner Music Group Corp., Class A	500,882	16,679,371
WideOpenWest, Inc. *	215,441	1,745,072
World Wrestling Entertainment, Inc., Class A	185,184	17,879,515
Yelp, Inc. *	295,106	12,645,292
Ziff Davis, Inc. *	202,456	13,493,692
ZipRecruiter, Inc., Class A *	206,715	3,140,001
		295,504,072

See financial notes
120Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Pharmaceuticals, Biotechnology & Life Sciences 6.9%
10X Genomics, Inc., Class A *	419,455	21,748,742
2seventy bio, Inc. *	213,186	1,106,435
4D Molecular Therapeutics, Inc. *	157,805	2,569,065
Absci Corp. *	209,675	375,318
ACADIA Pharmaceuticals, Inc. *	515,065	13,917,056
ACELYRIN, Inc. *	133,387	3,378,693
Aclaris Therapeutics, Inc. *	234,177	1,751,644
Acrivon Therapeutics, Inc. *	33,922	397,566
Adaptive Biotechnologies Corp. *	476,937	3,228,863
Agenus, Inc. *	1,338,109	1,846,590
Agios Pharmaceuticals, Inc. *	237,256	6,507,932
Akero Therapeutics, Inc. *	157,800	7,831,614
Akoya Biosciences, Inc. *	70,838	368,358
Alector, Inc. *	261,390	1,424,576
Alkermes plc *	710,503	20,739,583
Allogene Therapeutics, Inc. *	389,998	1,517,092
Allovir, Inc. *(a)	193,682	606,225
ALX Oncology Holdings, Inc. *	91,754	390,872
Amicus Therapeutics, Inc. *	1,081,496	13,864,779
Amneal Pharmaceuticals, Inc. *	428,238	1,751,493
Amphastar Pharmaceuticals, Inc. *	161,150	8,590,906
Amylyx Pharmaceuticals, Inc. *	170,447	3,674,837
AnaptysBio, Inc. *	80,045	1,575,286
Anavex Life Sciences Corp. *(a)	347,980	2,749,042
Anika Therapeutics, Inc. *	61,956	1,105,915
Apellis Pharmaceuticals, Inc. *	423,604	17,880,325
Arcellx, Inc. *	127,778	4,579,564
Arcturus Therapeutics Holdings, Inc. *	104,710	3,177,948
Arcus Biosciences, Inc. *	225,589	4,624,574
Arcutis Biotherapeutics, Inc. *	172,956	1,477,044
Arrowhead Pharmaceuticals, Inc. *	457,933	12,657,268
Arvinas, Inc. *	208,678	5,886,806
Atara Biotherapeutics, Inc. *	425,914	621,834
Atea Pharmaceuticals, Inc. *	322,984	1,085,226
Avid Bioservices, Inc. *	265,634	3,134,481
Avidity Biosciences, Inc. *	299,842	2,266,806
Axsome Therapeutics, Inc. *	159,687	12,902,710
Azenta, Inc. *	278,190	15,698,262
Beam Therapeutics, Inc. *	273,747	6,345,455
BioCryst Pharmaceuticals, Inc. *	806,897	5,737,038
BioLife Solutions, Inc. *	147,116	1,943,402
Bionano Genomics, Inc. *(a)	130,601	504,120
Bioxcel Therapeutics, Inc. *(a)	85,405	322,831
Blueprint Medicines Corp. *	258,179	12,872,805
Bridgebio Pharma, Inc. *	507,538	15,180,462
C4 Therapeutics, Inc. *	184,399	534,757
Cara Therapeutics, Inc. *	200,456	515,172
CareDx, Inc. *	227,120	2,114,487
Caribou Biosciences, Inc. *	231,463	1,363,317
Cassava Sciences, Inc. *(a)	166,201	3,485,235
Catalyst Pharmaceuticals, Inc. *	416,313	5,845,035
Celldex Therapeutics, Inc. *	202,293	5,643,975
Century Therapeutics, Inc. *	85,729	212,608
Cerevel Therapeutics Holdings, Inc. *	275,085	6,519,514
Codexis, Inc. *	280,267	487,665
Coherus Biosciences, Inc. *	284,855	1,518,277
Collegium Pharmaceutical, Inc. *	148,552	3,479,088
Corcept Therapeutics, Inc. *	386,237	12,641,537
Crinetics Pharmaceuticals, Inc. *	189,579	3,283,508
CRISPR Therapeutics AG *	338,096	16,908,181
CryoPort, Inc. *	194,260	2,739,066
Cullinan Oncology, Inc. *	108,198	1,119,849
Cytek Biosciences, Inc. *	347,061	2,637,664
Cytokinetics, Inc. *	408,680	14,279,279
Day One Biopharmaceuticals, Inc. *	172,766	2,330,613
Deciphera Pharmaceuticals, Inc. *	246,479	3,460,565
SECURITY	NUMBER OF SHARES	VALUE ($)
Denali Therapeutics, Inc. *	475,505	10,979,410
Design Therapeutics, Inc. *	126,533	313,802
Dynavax Technologies Corp. *	510,150	7,325,754
Dyne Therapeutics, Inc. *	132,959	1,515,733
Eagle Pharmaceuticals, Inc. *	44,149	748,326
Edgewise Therapeutics, Inc. *	172,436	1,077,725
Editas Medicine, Inc. *	292,583	2,606,915
Emergent BioSolutions, Inc. *	188,603	884,548
Enanta Pharmaceuticals, Inc. *	82,933	1,231,555
Entrada Therapeutics, Inc. *	77,024	1,133,793
EQRx, Inc. *	978,281	2,240,263
Erasca, Inc. *	316,516	819,776
Exelixis, Inc. *	1,394,516	31,223,213
Fate Therapeutics, Inc. *	356,620	895,116
FibroGen, Inc. *	383,210	367,882
G1 Therapeutics, Inc. *	190,461	318,070
Genelux Corp. *	10,938	264,481
Generation Bio Co. *	223,275	1,067,255
Gossamer Bio, Inc. *(a)	345,828	359,661
Halozyme Therapeutics, Inc. *	563,801	23,995,371
Harmony Biosciences Holdings, Inc. *	129,003	4,676,359
Heron Therapeutics, Inc. *	457,804	750,799
HilleVax, Inc. *(a)	51,466	686,556
Humacyte, Inc. *(a)	215,854	826,721
IGM Biosciences, Inc. *	37,642	269,140
ImmunityBio, Inc. *(a)	593,574	955,654
ImmunoGen, Inc. *	997,030	15,792,955
Immunovant, Inc. *	241,403	5,482,262
Inhibrx, Inc. *	127,895	2,736,953
Innoviva, Inc. *	251,702	3,209,200
Inovio Pharmaceuticals, Inc. *	1,133,416	509,924
Insmed, Inc. *	584,537	12,795,515
Instil Bio, Inc. *	258,936	116,806
Intellia Therapeutics, Inc. *	376,577	14,114,106
Intra-Cellular Therapies, Inc. *	381,399	21,175,272
Invivyd, Inc. *(a)	223,673	416,032
Ionis Pharmaceuticals, Inc. *	611,629	24,630,300
Iovance Biotherapeutics, Inc. *	921,937	5,568,499
Ironwood Pharmaceuticals, Inc. *	578,399	5,089,911
iTeos Therapeutics, Inc. *	103,953	1,254,193
Keros Therapeutics, Inc. *	80,144	2,813,856
Kinnate Biopharma, Inc. *	75,441	168,233
Kodiak Sciences, Inc. *	136,431	300,148
Kronos Bio, Inc. *	198,736	276,243
Krystal Biotech, Inc. *	92,958	11,571,412
Kura Oncology, Inc. *	267,562	2,656,891
Kymera Therapeutics, Inc. *	168,978	3,224,100
Lexicon Pharmaceuticals, Inc. *	401,675	690,881
Ligand Pharmaceuticals, Inc. *	70,194	4,616,659
Lyell Immunopharma, Inc. *	616,314	1,472,990
MacroGenics, Inc. *	226,385	1,054,954
Madrigal Pharmaceuticals, Inc. *	55,630	10,013,400
MannKind Corp. *	1,133,972	5,227,611
Maravai LifeSciences Holdings, Inc., Class A *	469,405	4,853,648
Medpace Holdings, Inc. *	105,553	28,527,809
Mersana Therapeutics, Inc. *	436,550	484,571
Mesa Laboratories, Inc.	21,415	3,070,054
MiMedx Group, Inc. *	497,300	3,689,966
Mind Medicine MindMed, Inc. *(a)	155,729	646,275
Mineralys Therapeutics, Inc. *	52,492	673,997
Mirati Therapeutics, Inc. *	263,563	9,804,544
Monte Rosa Therapeutics, Inc. *(a)	132,055	775,163
Morphic Holding, Inc. *	154,491	8,509,364
Myriad Genetics, Inc. *	348,600	6,222,510
NanoString Technologies, Inc. *	186,880	478,413
Natera, Inc. *	488,508	28,690,075
Nektar Therapeutics *	787,756	468,715
See financial notes
Schwab U.S. Equity ETFs | Annual Report121

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
NGM Biopharmaceuticals, Inc. *	161,517	305,267
Nkarta, Inc. *	141,207	242,876
Novavax, Inc. *(a)	368,752	2,950,016
Nurix Therapeutics, Inc. *	188,640	1,603,440
Nuvation Bio, Inc. *	587,195	963,000
Ocean Biomedical, Inc. *(a)	33,401	150,639
Ocugen, Inc. *	988,527	426,154
Omeros Corp. *(a)	268,423	928,744
OmniAb, Inc. *	451,351	2,617,836
Organogenesis Holdings, Inc. *	301,357	843,800
Pacific Biosciences of California, Inc. *	997,128	11,247,604
Pacira BioSciences, Inc. *	197,239	6,962,537
Perrigo Co., plc	578,736	20,255,760
Phathom Pharmaceuticals, Inc. *(a)	99,686	1,434,482
PhenomeX, Inc. *	285,801	271,511
Phibro Animal Health Corp., Class A	86,738	1,209,995
Pliant Therapeutics, Inc. *	188,105	3,175,212
PMV Pharmaceuticals, Inc. *	138,687	1,001,320
Poseida Therapeutics, Inc. *	228,259	477,061
Precigen, Inc. *(a)	626,050	1,095,588
Prelude Therapeutics, Inc. *	46,915	174,993
Prestige Consumer Healthcare, Inc. *	212,935	12,420,499
Prime Medicine, Inc. *(a)	40,365	534,433
Protagonist Therapeutics, Inc. *	231,556	4,589,440
Prothena Corp. plc *	173,800	9,180,116
PTC Therapeutics, Inc. *	316,980	12,520,710
Quanterix Corp. *	149,115	3,996,282
RAPT Therapeutics, Inc. *	109,275	2,087,152
Reata Pharmaceuticals, Inc., Class A *	124,404	21,024,276
Recursion Pharmaceuticals, Inc., Class A *	569,024	4,950,509
REGENXBIO, Inc. *	161,416	2,857,063
Relay Therapeutics, Inc. *	388,132	3,966,709
Replimune Group, Inc. *	156,129	3,188,154
Revance Therapeutics, Inc. *	358,124	6,313,726
REVOLUTION Medicines, Inc. *	395,663	13,440,672
Rhythm Pharmaceuticals, Inc. *	193,520	5,033,455
Rocket Pharmaceuticals, Inc. *	255,110	3,992,471
Roivant Sciences Ltd. *	486,092	5,624,084
Sage Therapeutics, Inc. *	222,322	4,446,440
Sana Biotechnology, Inc. *	372,453	1,992,624
Sangamo Therapeutics, Inc. *	603,380	584,856
Scholar Rock Holding Corp. *	157,206	982,538
Scilex Holding Co. *(a)(c)	280,273	791,939
Seer, Inc. *	159,978	420,742
Seres Therapeutics, Inc. *	401,450	1,385,003
SIGA Technologies, Inc.	163,382	749,923
SomaLogic, Inc. *	655,881	1,449,497
Sotera Health Co. *	423,224	6,830,835
SpringWorks Therapeutics, Inc. *	190,803	5,376,829
Stoke Therapeutics, Inc. *	116,600	655,292
Supernus Pharmaceuticals, Inc. *	232,483	7,402,259
Syndax Pharmaceuticals, Inc. *	280,842	5,198,385
Tarsus Pharmaceuticals, Inc. *	79,499	1,392,027
TG Therapeutics, Inc. *	604,714	6,331,356
TherapeuticsMD, Inc. *	37,202	140,996
Theravance Biopharma, Inc. *	213,040	2,028,141
Third Harmonic Bio, Inc. *	47,382	287,609
Travere Therapeutics, Inc. *	281,333	4,017,435
Twist Bioscience Corp. *	245,346	5,395,159
Tyra Biosciences, Inc. *(a)	59,426	905,058
Ultragenyx Pharmaceutical, Inc. *	302,573	11,131,661
uniQure N.V. *	183,854	1,601,368
Vanda Pharmaceuticals, Inc. *	241,332	1,252,513
Vaxart, Inc. *	596,812	490,938
Vaxcyte, Inc. *	329,173	17,090,662
VBI Vaccines, Inc. *	26,501	32,331
Ventyx Biosciences, Inc. *	122,550	4,105,425
SECURITY	NUMBER OF SHARES	VALUE ($)
Veracyte, Inc. *	309,264	8,164,570
Vericel Corp. *	202,907	6,661,437
Verve Therapeutics, Inc. *	179,113	2,305,184
Vir Biotechnology, Inc. *	328,595	4,160,013
Xencor, Inc. *	258,818	5,688,820
Y-mAbs Therapeutics, Inc. *	142,165	720,777
Zentalis Pharmaceuticals, Inc. *	244,608	6,496,788
Zura Bio Ltd. *(a)	43,465	299,039
		997,469,178

Real Estate Management & Development 0.6%
Anywhere Real Estate, Inc. *	469,850	3,082,216
Appreciate Holdings, Inc. *	64,715	18,754
Compass, Inc., Class A *	1,150,673	4,142,423
Cushman & Wakefield plc *	701,574	6,447,465
DigitalBridge Group, Inc.	625,132	10,889,799
Doma Holdings, Inc. *	18,984	120,738
eXp World Holdings, Inc.	314,812	6,050,687
Forestar Group, Inc. *	76,320	2,175,883
FRP Holdings, Inc. *	27,431	1,562,744
Howard Hughes Holdings, Inc. *	147,851	11,628,481
Kennedy-Wilson Holdings, Inc.	509,484	8,136,460
Marcus & Millichap, Inc.	103,482	3,445,951
Newmark Group, Inc., Class A	535,257	3,794,972
Offerpad Solutions, Inc. *	64,776	844,679
Opendoor Technologies, Inc. *(a)	2,212,260	8,627,814
RE/MAX Holdings, Inc., Class A	77,646	1,257,865
Redfin Corp. *	471,866	4,492,164
Seritage Growth Properties, Class A *	155,158	1,171,443
Tejon Ranch Co. *	108,738	1,813,750
The RMR Group, Inc., Class A	60,668	1,533,687
The St. Joe Co.	144,921	8,947,423
WeWork, Inc., Class A *	2,951,889	348,323
		90,533,721

Semiconductors & Semiconductor Equipment 2.9%
ACM Research, Inc., Class A *	180,594	3,171,231
Allegro MicroSystems, Inc. *	277,912	10,630,134
Alpha & Omega Semiconductor Ltd. *	94,711	2,988,132
Ambarella, Inc. *	160,733	9,989,556
Amkor Technology, Inc.	429,599	12,011,588
Ascent Solar Technologies, Inc. *	28,499	1,625
Axcelis Technologies, Inc. *	139,795	26,861,609
CEVA, Inc. *	101,008	2,345,406
Cirrus Logic, Inc. *	236,635	19,413,535
Cohu, Inc. *	203,939	7,625,279
Credo Technology Group Holding Ltd. *	393,277	6,473,339
Diodes, Inc. *	195,362	15,990,380
FormFactor, Inc. *	328,791	11,612,898
Ichor Holdings Ltd. *	124,972	4,577,724
Impinj, Inc. *	93,123	6,199,198
Kulicke & Soffa Industries, Inc.	242,589	12,549,129
Lattice Semiconductor Corp. *	588,790	57,265,715
MACOM Technology Solutions Holdings, Inc. *	221,339	18,716,426
MaxLinear, Inc. *	316,037	7,426,870
MKS Instruments, Inc.	245,408	24,597,244
Navitas Semiconductor Corp. *	351,846	3,106,800
Onto Innovation, Inc. *	209,165	29,069,752
PDF Solutions, Inc. *	127,864	4,646,578
Photronics, Inc. *	267,050	6,345,108
Power Integrations, Inc.	245,257	20,606,493
Rambus, Inc. *	465,485	26,285,938
Rigetti Computing, Inc. *(a)	336,799	606,238
Semtech Corp. *	274,399	7,175,534
See financial notes
122Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Silicon Laboratories, Inc. *	136,607	18,422,820
SiTime Corp. *	70,583	9,365,658
SkyWater Technology, Inc. *(a)	45,422	304,327
SMART Global Holdings, Inc. *	210,654	5,441,193
Synaptics, Inc. *	169,226	14,814,044
Ultra Clean Holdings, Inc. *	192,160	6,756,346
Veeco Instruments, Inc. *	221,428	6,463,483
		419,857,330

Software & Services 6.4%
8x8, Inc. *	480,047	1,560,153
A10 Networks, Inc.	272,983	4,064,717
ACI Worldwide, Inc. *	462,980	11,241,154
Adeia, Inc.	456,384	4,591,223
Agilysys, Inc. *	85,456	6,028,494
Alarm.com Holdings, Inc. *	212,968	12,473,536
Alkami Technology, Inc. *	160,876	2,802,460
Altair Engineering, Inc., Class A *	228,907	15,217,737
Alteryx, Inc., Class A *	267,787	7,905,072
Amplitude, Inc., Class A *	264,914	3,094,196
Appfolio, Inc., Class A *	81,601	15,730,225
Appian Corp., Class A *	178,801	8,707,609
Asana, Inc., Class A *	336,779	7,237,381
Aurora Innovation, Inc. *	1,959,438	6,211,418
AvePoint, Inc. *	391,061	2,713,963
BigCommerce Holdings, Inc. *	261,549	2,772,419
Blackbaud, Inc. *	193,173	14,702,397
Blackline, Inc. *	235,195	14,125,812
Blend Labs, Inc., Class A *(a)	743,499	862,459
Box, Inc., Class A *	617,277	16,345,495
Braze, Inc., Class A *	164,842	7,625,591
C3.ai, Inc., Class A *(a)	372,631	11,559,014
CCC Intelligent Solutions Holdings, Inc. *	457,803	4,898,492
Cerence, Inc. *	171,420	4,474,062
Cipher Mining, Inc. *(a)	187,033	596,635
Clear Secure, Inc., Class A	352,675	7,667,154
Clearwater Analytics Holdings, Inc., Class A *	344,675	6,255,851
CommVault Systems, Inc. *	188,185	12,854,917
Confluent, Inc., Class A *	802,327	26,549,000
Consensus Cloud Solutions, Inc. *	74,843	2,389,737
Couchbase, Inc. *	106,554	1,822,073
CS Disco, Inc. *	74,345	706,278
CXApp, Inc. *	7,821	31,049
Digital Turbine, Inc. *	384,061	3,421,984
DigitalOcean Holdings, Inc. *	238,475	6,450,749
Dolby Laboratories, Inc., Class A	254,529	21,500,065
Domo, Inc., Class B *	133,606	1,424,240
DoubleVerify Holdings, Inc. *	432,898	14,636,281
Dropbox, Inc., Class A *	1,164,088	32,350,006
D-Wave Quantum, Inc. *(a)	230,211	267,045
E2open Parent Holdings, Inc. *	734,570	3,547,973
Ebix, Inc.	100,424	1,677,081
Enfusion, Inc., Class A *	85,716	732,015
EngageSmart, Inc. *	127,730	2,262,098
Envestnet, Inc. *	232,117	12,680,552
Everbridge, Inc. *	173,333	4,300,392
EverCommerce, Inc. *	121,258	1,281,697
Expensify, Inc., Class A *	186,661	800,776
Fastly, Inc., Class A *	495,604	11,790,419
Freshworks, Inc., Class A *	717,459	15,690,828
Gitlab, Inc., Class A *	282,116	13,363,835
Grid Dynamics Holdings, Inc. *	225,947	2,627,764
HashiCorp, Inc., Class A *	410,161	11,960,295
Informatica, Inc., Class A *	166,437	3,486,855
Instructure Holdings, Inc. *	72,371	1,875,133
SECURITY	NUMBER OF SHARES	VALUE ($)
Intapp, Inc. *	95,329	3,489,995
InterDigital, Inc.	113,995	9,884,506
Jamf Holding Corp. *	196,223	3,308,320
Kaltura, Inc. *(a)	298,901	564,923
Kyndryl Holdings, Inc. *	874,867	14,767,755
LivePerson, Inc. *	304,239	1,277,804
LiveRamp Holdings, Inc. *	277,299	8,967,850
Marathon Digital Holdings, Inc. *(a)	714,765	8,984,596
MariaDB plc *	107,363	62,496
Matterport, Inc. *	965,830	2,588,424
MeridianLink, Inc. *	86,561	1,532,995
MicroStrategy, Inc., Class A *	47,113	16,844,311
Model N, Inc. *	146,755	3,962,385
N-Able, Inc. *	288,565	3,858,114
nCino, Inc. *	331,597	10,899,593
NCR Corp. *	601,483	18,501,617
Near Intelligence, Inc. *(a)	55,983	21,335
New Relic, Inc. *	250,652	21,332,992
NextNav, Inc. *(a)	98,800	426,816
Nutanix, Inc., Class A *	985,218	30,640,280
ON24, Inc.	178,418	1,223,947
OneSpan, Inc. *	150,918	1,848,745
PagerDuty, Inc. *	359,460	9,259,690
Pegasystems, Inc.	176,831	8,781,427
Perficient, Inc. *	149,301	9,523,911
Porch Group, Inc. *(a)	352,706	298,037
PowerSchool Holdings, Inc., Class A *	174,515	3,860,272
Procore Technologies, Inc. *	300,466	20,296,478
Progress Software Corp.	185,075	11,259,963
PROS Holdings, Inc. *	176,855	6,342,020
Q2 Holdings, Inc. *	248,057	8,535,641
Qualys, Inc. *	143,558	22,344,803
Rackspace Technology, Inc. *	253,929	634,823
Rapid7, Inc. *	258,346	13,018,055
RingCentral, Inc., Class A *	334,816	10,355,859
Riot Platforms, Inc. *	747,024	8,478,722
Rubicon Technologies, Inc. *	196,944	98,255
Samsara, Inc., Class A *	525,171	14,368,679
SentinelOne, Inc., Class A *	1,003,552	16,689,070
Smartsheet, Inc., Class A *	569,111	23,749,002
SolarWinds Corp. *	205,058	2,183,868
SoundHound AI, Inc., Class A *(a)	550,799	1,388,013
Sprinklr, Inc., Class A *	335,722	5,079,474
Sprout Social, Inc., Class A *	206,302	11,045,409
SPS Commerce, Inc. *	156,106	29,056,010
Squarespace, Inc., Class A *	170,989	5,155,318
Telos Corp. *	225,907	589,617
Tenable Holdings, Inc. *	490,898	22,272,042
Teradata Corp. *	432,920	20,031,208
Thoughtworks Holding, Inc. *	282,003	1,401,555
Tucows, Inc., Class A *(a)	41,991	993,087
Unisys Corp. *	300,188	1,209,758
Upland Software, Inc. *	124,312	441,308
Varonis Systems, Inc. *	468,568	14,961,376
Verint Systems, Inc. *	274,987	8,906,829
Workiva, Inc. *	199,130	22,272,690
Xperi, Inc. *	180,521	2,130,148
Yext, Inc. *	453,261	3,970,566
Zeta Global Holdings Corp., Class A *	555,685	4,517,719
Zuora, Inc., Class A *	539,481	4,914,672
		929,351,029

Technology Hardware & Equipment 4.2%
908 Devices, Inc. *	93,053	669,051
ADTRAN Holdings, Inc.	308,342	2,636,324
Advanced Energy Industries, Inc.	160,291	18,925,558
Aeva Technologies, Inc. *	434,829	409,870
See financial notes
Schwab U.S. Equity ETFs | Annual Report123

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
AEye, Inc. *	612,253	159,186
Avid Technology, Inc. *	143,583	3,827,923
Avnet, Inc.	390,908	19,838,581
Badger Meter, Inc.	125,517	20,845,863
Belden, Inc.	182,135	17,102,476
Benchmark Electronics, Inc.	152,831	3,933,870
Calix, Inc. *	246,730	11,475,412
Casa Systems, Inc. *(a)	145,332	140,972
Clearfield, Inc. *	53,783	1,890,472
Coherent Corp. *	595,369	22,403,735
CommScope Holding Co., Inc. *	901,958	3,012,540
Comtech Telecommunications Corp.	117,883	1,184,724
Corsair Gaming, Inc. *	176,701	2,777,740
Crane NXT Co.	206,666	12,267,694
CTS Corp.	135,072	6,030,965
Digi International, Inc. *	151,996	5,073,626
ePlus, Inc. *	115,264	7,651,224
Evolv Technologies Holdings, Inc. *	307,904	2,152,249
Extreme Networks, Inc. *	552,169	15,157,039
Fabrinet *	155,248	24,959,221
FARO Technologies, Inc. *	79,923	1,267,579
Harmonic, Inc. *	476,448	5,088,465
Infinera Corp. *	842,214	3,941,562
Inseego Corp. *	335,777	213,386
Insight Enterprises, Inc. *	123,913	19,837,232
IonQ, Inc. *	652,520	11,216,819
IPG Photonics Corp. *	133,433	14,458,800
Itron, Inc. *	194,609	13,313,202
Kimball Electronics, Inc. *	107,347	3,240,806
Knowles Corp. *	391,260	6,271,898
Lightwave Logic, Inc. *(a)	491,346	3,100,393
Littelfuse, Inc.	106,101	28,337,455
Lumentum Holdings, Inc. *	294,193	15,924,667
Methode Electronics, Inc.	154,942	4,996,879
MicroVision, Inc. *(a)	745,349	1,878,279
Mirion Technologies, Inc. *	515,318	4,400,816
Movella Holdings, Inc. *	115,201	91,631
Napco Security Technologies, Inc.	124,937	3,095,939
National Instruments Corp.	562,771	33,541,152
NETGEAR, Inc. *	123,622	1,629,338
NetScout Systems, Inc. *	288,587	8,262,246
nLight, Inc. *	193,750	2,210,688
Novanta, Inc. *	153,003	25,548,441
OSI Systems, Inc. *	66,487	9,065,502
Ouster, Inc. *(a)	111,132	625,673
PAR Technology Corp. *	118,023	5,131,640
PC Connection, Inc.	48,030	2,551,354
Plexus Corp. *	118,514	12,035,097
Presto Automation, Inc. *	55,278	184,076
Ribbon Communications, Inc. *	398,645	1,179,989
Rogers Corp. *	79,436	11,479,296
Sanmina Corp. *	249,988	13,924,332
ScanSource, Inc. *	107,378	3,519,851
SmartRent, Inc. *	524,097	1,781,930
Super Micro Computer, Inc. *	195,329	53,731,101
TTM Technologies, Inc. *	439,609	6,550,174
ViaSat, Inc. *	325,805	9,037,831
Viavi Solutions, Inc. *	951,624	9,944,471
Vishay Intertechnology, Inc.	546,348	14,991,789
Vontier Corp.	665,581	20,905,899
Xerox Holdings Corp.	482,747	7,670,850
		600,704,843

Telecommunication Services 0.7%
Anterix, Inc. *	80,150	2,652,163
ATN International, Inc.	45,431	1,629,610
Bandwidth, Inc., Class A *	92,107	1,323,578
SECURITY	NUMBER OF SHARES	VALUE ($)
Charge Enterprises, Inc. *	428,682	232,946
Cogent Communications Holdings, Inc.	184,152	12,997,448
Consolidated Communications Holdings, Inc. *	316,024	1,248,295
EchoStar Corp., Class A *	155,111	2,695,829
Frontier Communications Parent, Inc. *	953,647	15,277,425
Globalstar, Inc. *	3,055,510	4,399,934
Gogo, Inc. *	280,719	3,186,161
IDT Corp., Class B *	86,157	2,014,351
Iridium Communications, Inc.	539,530	26,409,993
Liberty Latin America Ltd., Class A *	42,445	379,458
Liberty Latin America Ltd., Class C *	726,874	6,512,791
Radius Global Infrastructure, Inc., Class A *	340,823	5,085,079
Shenandoah Telecommunications Co.	213,409	4,852,921
Telephone and Data Systems, Inc.	424,025	9,112,297
United States Cellular Corp. *	60,526	2,776,328
		102,786,607

Transportation 1.9%
Air Transport Services Group, Inc. *	239,456	5,162,671
Allegiant Travel Co.	67,111	5,962,141
ArcBest Corp.	102,363	10,808,509
Daseke, Inc. *	186,147	986,579
Forward Air Corp.	110,674	7,837,933
Frontier Group Holdings, Inc. *	156,956	985,684
Getaround, Inc. *	223,255	89,302
GXO Logistics, Inc. *	509,055	32,564,248
Hawaiian Holdings, Inc. *	224,784	1,928,647
Heartland Express, Inc.	201,104	3,034,659
Hub Group, Inc., Class A *	140,552	10,968,678
JetBlue Airways Corp. *	1,404,210	8,312,923
Joby Aviation, Inc. *(a)	1,469,637	10,948,796
Kirby Corp. *	256,175	21,218,975
Landstar System, Inc.	153,865	29,205,116
Marten Transport Ltd.	248,173	5,211,633
Matson, Inc.	153,548	13,493,798
Ryder System, Inc.	198,877	20,026,914
Saia, Inc. *	113,494	48,371,143
Schneider National, Inc., Class B	158,858	4,592,585
SkyWest, Inc. *	189,671	8,554,162
Spirit Airlines, Inc.	466,639	7,699,544
Sun Country Airlines Holdings, Inc. *	156,583	2,331,521
TuSimple Holdings, Inc., Class A *	585,029	731,286
Universal Logistics Holdings, Inc.	29,328	795,375
Werner Enterprises, Inc.	251,221	10,453,306
Wheels Up Experience, Inc. *(a)	72,091	138,415
		272,414,543

Utilities 2.3%
ALLETE, Inc.	245,485	13,477,126
Altus Power, Inc. *	157,556	1,017,812
American States Water Co.	158,524	13,349,306
Avista Corp.	324,008	10,786,226
Black Hills Corp.	285,513	15,703,215
California Water Service Group	239,950	12,057,487
Chesapeake Utilities Corp.	76,094	8,377,949
Clearway Energy, Inc., Class C	494,725	12,254,338
Hawaiian Electric Industries, Inc. (a)	468,653	6,570,515
IDACORP, Inc.	216,080	20,709,107
MGE Energy, Inc.	154,388	11,182,323
Middlesex Water Co.	76,059	5,724,200
Montauk Renewables, Inc. *	268,296	2,562,227
National Fuel Gas Co.	392,636	21,100,259
See financial notes
124Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
New Jersey Resources Corp.	413,951	17,456,314
Northwest Natural Holding Co.	153,346	6,023,431
NorthWestern Corp.	255,243	12,864,247
ONE Gas, Inc.	236,977	17,173,723
Ormat Technologies, Inc.	224,824	17,073,135
Otter Tail Corp.	178,570	14,708,811
PNM Resources, Inc.	367,627	16,289,552
Portland General Electric Co.	413,138	18,120,233
SJW Group	117,738	7,742,451
Southwest Gas Holdings, Inc.	280,816	17,390,935
Spire, Inc.	225,314	13,160,591
Sunnova Energy International, Inc. *(a)	425,301	5,915,937
The York Water Co.	60,547	2,466,685
Unitil Corp.	69,395	3,387,864
		324,645,999
Total Common Stocks (Cost $14,008,379,495)		14,452,773,979

SHORT-TERM INVESTMENTS 1.2% OF NET ASSETS

Money Market Funds 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (d)	10,351,368	10,351,368
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (d)(e)	169,165,788	169,165,788
		179,517,156
Total Short-Term Investments (Cost $179,517,156)		179,517,156
Total Investments in Securities (Cost $14,187,896,651)		14,632,291,135

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 09/15/23	423	40,218,840	229,759

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $159,482,809.
(b)	On October 15, 2023, the issuer filed for bankruptcy.
(c)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$11,671,052,007	$—	$—	$11,671,052,007
Financial Services	939,885,204	—	13,187,778	953,072,982
Health Care Equipment & Services	831,179,812	—	0 *	831,179,812
Pharmaceuticals, Biotechnology & Life Sciences	996,677,239	—	791,939	997,469,178
Short-Term Investments[1]	179,517,156	—	—	179,517,156
Futures Contracts[2]	229,759	—	—	229,759
Total	$14,618,541,177	$—	$13,979,717	$14,632,520,894

*	Level 3 amount shown includes securities determined to have no value at August 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
Schwab U.S. Equity ETFs | Annual Report125

Schwab U.S. Small-Cap ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $14,187,896,651) including securities on loan of $159,482,809		$14,632,291,135
Cash		1,236,329
Deposit with broker for futures contracts		2,331,200
Receivables:
Dividends		13,511,962
Investments sold		3,792,547
Income from securities on loan	+	1,063,101
Total assets		14,654,226,274

Liabilities
Collateral held for securities on loan		169,165,788
Payables:
Investments bought		3,509,896
Management fees		490,707
Variation margin on futures contracts	+	86,751
Total liabilities		173,253,142
Net assets		$14,480,973,132

Net Assets by Source
Capital received from investors		$15,262,532,113
Total distributable loss	+	(781,558,981)
Net assets		$14,480,973,132

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$14,480,973,132		327,450,000		$44.22

See financial notes
126Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Small-Cap ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $129,870)		$204,524,630
Securities on loan, net	+	15,021,354
Total investment income		219,545,984

Expenses
Management fees		5,512,562
Proxy fees[1]	+	85,432
Total expenses	–	5,597,994
Net investment income		213,947,990

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(414,050,847)
Net realized gains on sales of in-kind redemptions - unaffiliated		844,379,884
Net realized losses on futures contracts	+	(1,924,093)
Net realized gains		428,404,944
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		217,204,313
Net change in unrealized appreciation (depreciation) on futures contracts	+	1,037,675
Net change in unrealized appreciation (depreciation)	+	218,241,988
Net realized and unrealized gains		646,646,932
Increase in net assets resulting from operations		$860,594,922

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
Schwab U.S. Equity ETFs | Annual Report127

Schwab U.S. Small-Cap ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$213,947,990	$186,233,583
Net realized gains		428,404,944	1,257,485,653
Net change in unrealized appreciation (depreciation)	+	218,241,988	(4,548,673,429)
Increase (decrease) in net assets resulting from operations		$860,594,922	($3,104,954,193 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($203,432,945 )	($200,176,110 )

TRANSACTIONS IN FUND SHARES[1]
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		53,700,000	$2,230,857,833	69,550,000	$3,368,413,273
Shares redeemed	+	(47,950,000)	(1,945,638,825)	(68,450,000)	(3,146,749,074)
Net transactions in fund shares		5,750,000	$285,219,008	1,100,000	$221,664,199

SHARES OUTSTANDING AND NET ASSETS[1]
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		321,700,000	$13,538,592,147	320,600,000	$16,622,058,251
Total increase (decrease)	+	5,750,000	942,380,985	1,100,000	(3,083,466,104)
End of period		327,450,000	$14,480,973,132	321,700,000	$13,538,592,147

[1]
For the period ended August 31, 2022, transactions in fund shares have been retroactively adjusted to reflect a 2-for-1 share split effective after market close on March 10,
2022. The retroactive adjustment of the share split does not change the transaction in fund share values (see financial note 12 for additional information).

See financial notes
128Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Dividend Equity ETF
Financial Statements
FINANCIAL HIGHLIGHTS

	9/1/22– 8/31/23	9/1/21– 8/31/22	9/1/20– 8/31/21	9/1/19– 8/31/20	9/1/18– 8/31/19
Per-Share Data
Net asset value at beginning of period	$72.38	$77.66	$57.31	$53.30	$52.71
Income (loss) from investment operations:
Net investment income (loss)[1]	2.74	2.53	2.27	1.87	1.66
Net realized and unrealized gains (losses)	2.02	(5.38)	20.27	3.98	0.48
Total from investment operations	4.76	(2.85)	22.54	5.85	2.14
Less distributions:
Distributions from net investment income	(2.60)	(2.43)	(2.19)	(1.84)	(1.55)
Net asset value at end of period	$74.54	$72.38	$77.66	$57.31	$53.30
Total return	6.75%	(3.74%)	40.15%	11.46%	4.18%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%[2]	0.06%[2]	0.06%	0.06%	0.06%[3]
Net investment income (loss)	3.74%	3.31%	3.27%	3.48%	3.23%
Portfolio turnover rate[4]	28%	14%	46%	43%	24%
Net assets, end of period (x 1,000,000)	$49,611	$37,095	$27,955	$12,694	$9,821

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective March 11, 2019, the annual operating expense ratio was reduced. The ratio presented for the period ended August 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
Schwab U.S. Equity ETFs | Annual Report129

Schwab U.S. Dividend Equity ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.7% OF NET ASSETS

Automobiles & Components 1.5%
Ford Motor Co.	61,615,608	747,397,325

Banks 5.6%
1st Source Corp.	269,955	12,064,289
Bank of Hawaii Corp. (a)	627,070	33,698,742
Bank OZK	1,730,817	69,526,919
Banner Corp.	537,290	23,398,979
Cathay General Bancorp	1,144,446	40,776,611
Central Pacific Financial Corp.	418,413	7,100,469
City Holding Co.	234,924	21,462,657
Comerica, Inc.	2,062,661	99,234,621
CVB Financial Corp.	2,068,425	36,114,700
Fifth Third Bancorp	10,754,454	285,530,754
First Commonwealth Financial Corp.	1,626,794	21,262,197
Hanmi Financial Corp.	480,084	8,315,055
Heritage Financial Corp.	552,841	9,519,922
Huntington Bancshares, Inc.	22,709,583	251,849,275
International Bancshares Corp.	830,569	37,192,880
KeyCorp	14,687,748	166,412,185
M&T Bank Corp.	2,664,038	333,137,952
Northwest Bancshares, Inc.	2,008,654	22,095,194
OFG Bancorp	752,001	22,680,350
Premier Financial Corp.	560,552	10,560,800
Regions Financial Corp.	14,698,371	269,568,124
S&T Bancorp, Inc.	609,203	17,258,721
Synovus Financial Corp.	2,286,127	70,778,492
U.S. Bancorp	21,924,967	800,919,044
Zions Bancorp NA	2,351,042	83,461,991
		2,753,920,923

Capital Goods 9.3%
3M Co.	8,663,224	924,106,104
Fastenal Co.	8,983,221	517,253,865
Illinois Tool Works, Inc.	4,368,780	1,080,617,733
Lockheed Martin Corp.	3,575,675	1,603,153,886
MSC Industrial Direct Co., Inc., Class A	743,472	75,878,752
Snap-on, Inc.	835,853	224,510,116
Watsco, Inc.	523,518	190,848,487
		4,616,368,943

Commercial & Professional Services 4.9%
Automatic Data Processing, Inc.	6,520,664	1,660,226,261
Ennis, Inc.	406,922	8,667,439
Kforce, Inc.	308,677	19,338,614
Paychex, Inc.	5,048,678	617,099,912
Robert Half International, Inc.	1,693,012	125,215,167
		2,430,547,393

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Discretionary Distribution & Retail 5.2%
Advance Auto Parts, Inc.	933,237	64,225,370
Best Buy Co., Inc.	3,099,009	236,919,238
Guess?, Inc.	485,448	11,679,879
The Buckle, Inc.	461,301	16,855,939
The Home Depot, Inc.	6,316,300	2,086,273,890
Williams-Sonoma, Inc.	1,047,912	147,965,174
		2,563,919,490

Consumer Durables & Apparel 0.6%
Carter's, Inc.	599,101	42,877,659
Ethan Allen Interiors, Inc.	362,756	11,383,283
Leggett & Platt, Inc.	2,081,186	58,689,445
M.D.C. Holdings, Inc.	911,019	43,227,852
Sturm Ruger & Co., Inc.	280,135	14,449,363
Whirlpool Corp.	858,333	120,132,287
		290,759,889

Consumer Services 1.0%
Cracker Barrel Old Country Store, Inc.	349,638	28,820,660
Darden Restaurants, Inc.	1,915,271	297,843,793
H&R Block, Inc.	2,398,931	95,909,262
The Wendy's Co.	2,674,934	52,936,944
		475,510,659

Energy 9.5%
Chevron Corp.	11,922,846	1,920,770,491
Coterra Energy, Inc.	12,408,115	349,784,762
EOG Resources, Inc.	9,243,749	1,188,930,996
ONEOK, Inc.	7,033,720	458,598,544
Valero Energy Corp.	6,066,981	788,100,832
		4,706,185,625

Financial Services 7.7%
Artisan Partners Asset Management, Inc., Class A	1,067,429	41,010,622
BlackRock, Inc.	2,356,710	1,650,969,623
Blackstone, Inc.	11,177,639	1,188,965,460
Cohen & Steers, Inc.	390,278	25,438,320
Federal Agricultural Mortgage Corp., Class C	146,246	24,616,127
Janus Henderson Group plc	2,080,505	57,151,472
Lazard Ltd., Class A	1,777,200	61,739,928
Northern Trust Corp.	3,280,035	249,512,263
Radian Group, Inc.	2,473,893	66,993,023
T. Rowe Price Group, Inc.	3,529,810	396,150,576
The Western Union Co.	5,879,276	72,609,059
		3,835,156,473

See financial notes
130Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Dividend Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Food, Beverage & Tobacco 11.1%
Altria Group, Inc.	28,098,975	1,242,536,675
Kellogg Co.	4,028,058	245,792,099
PepsiCo, Inc.	10,580,358	1,882,457,295
The Coca-Cola Co.	31,644,447	1,893,287,264
Tyson Foods, Inc., Class A	4,494,743	239,434,960
		5,503,508,293

Household & Personal Products 1.4%
Kimberly-Clark Corp.	5,311,351	684,261,349

Insurance 1.8%
Fidelity National Financial, Inc.	4,282,545	177,297,363
First American Financial Corp.	1,630,636	100,577,628
Stewart Information Services Corp.	423,896	19,634,863
The Allstate Corp.	4,138,834	446,207,694
Unum Group	2,943,644	144,797,848
		888,515,396

Materials 3.2%
Amcor plc	23,381,741	227,738,157
Huntsman Corp.	2,837,701	79,086,727
International Paper Co.	5,597,435	195,462,430
LyondellBasell Industries N.V., Class A	3,996,990	394,782,702
Newmont Corp.	12,491,080	492,398,374
Packaging Corp. of America	1,456,208	217,120,613
		1,606,589,003

Media & Entertainment 0.6%
Paramount Global, Class B	7,952,849	120,008,491
The Interpublic Group of Cos., Inc.	6,114,222	199,384,780
		319,393,271

Pharmaceuticals, Biotechnology & Life Sciences 15.8%
AbbVie, Inc.	13,960,649	2,051,656,977
Amgen, Inc.	8,403,188	2,154,073,212
Merck & Co., Inc.	17,545,609	1,912,120,469
Pfizer, Inc.	49,000,481	1,733,637,018
		7,851,487,676

Semiconductors & Semiconductor Equipment 8.2%
Broadcom, Inc.	2,404,183	2,218,796,449
Texas Instruments, Inc.	11,079,236	1,861,976,402
		4,080,772,851

Technology Hardware & Equipment 4.4%
Cisco Systems, Inc.	38,281,007	2,195,415,751

SECURITY	NUMBER OF SHARES	VALUE ($)
Telecommunication Services 3.8%
Verizon Communications, Inc.	54,045,056	1,890,496,059

Transportation 3.8%
United Parcel Service, Inc., Class B	11,111,536	1,882,294,198

Utilities 0.3%
Clearway Energy, Inc., Class A	540,006	12,657,741
NRG Energy, Inc.	3,627,540	136,214,127
		148,871,868
Total Common Stocks (Cost $46,883,235,136)		49,471,372,435

SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (b)	49,618,520	49,618,520
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (b)(c)	29,140,140	29,140,140
		78,758,660
Total Short-Term Investments (Cost $78,758,660)		78,758,660
Total Investments in Securities (Cost $46,961,993,796)		49,550,131,095

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
DJIA CBOT, e-mini, expires 09/15/23	629	109,417,695	(799,049)
S&P 400 Mid-Cap Index, e-mini, expires 09/15/23	103	27,281,610	(45,310)
			(844,359)

(a)	All or a portion of this security is on loan. Securities on loan were valued at $28,611,176.
(b)	The rate shown is the annualized 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

CBOT —	Chicago Board of Trade
See financial notes
Schwab U.S. Equity ETFs | Annual Report131

Schwab U.S. Dividend Equity ETF
Portfolio Holdings  as of August 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$49,471,372,435	$—	$—	$49,471,372,435
Short-Term Investments[1]	78,758,660	—	—	78,758,660
Liabilities
Futures Contracts[2]	(844,359)	—	—	(844,359)
Total	$49,549,286,736	$—	$—	$49,549,286,736

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
132Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Dividend Equity ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $46,961,993,796) including securities on loan of $28,611,176		$49,550,131,095
Deposit with broker for futures contracts		9,712,000
Receivables:
Dividends		155,112,197
Fund shares sold		33,546,767
Income from securities on loan	+	12,306
Total assets		49,748,514,365

Liabilities
Collateral held for securities on loan		29,140,140
Payables:
Investments bought		105,459,342
Management fees		2,497,859
Variation margin on futures contracts	+	912,614
Total liabilities		138,009,955
Net assets		$49,610,504,410

Net Assets by Source
Capital received from investors		$49,104,345,410
Total distributable earnings	+	506,159,000
Net assets		$49,610,504,410

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$49,610,504,410		665,600,000		$74.54

See financial notes
Schwab U.S. Equity ETFs | Annual Report133

Schwab U.S. Dividend Equity ETF
Statement of Operations

For the period September 1, 2022 through August 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $31,308)		$1,697,590,473
Securities on loan, net	+	67,027
Total investment income		1,697,657,500

Expenses
Management fees		26,787,719
Proxy fees[1]	+	588,932
Total expenses	–	27,376,651
Net investment income		1,670,280,849

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(1,375,541,061)
Net realized gains on sales of in-kind redemptions - unaffiliated		558,997,951
Net realized losses on futures contracts	+	(5,380,926)
Net realized losses		(821,924,036)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		1,882,428,394
Net change in unrealized appreciation (depreciation) on futures contracts	+	3,598,203
Net change in unrealized appreciation (depreciation)	+	1,886,026,597
Net realized and unrealized gains		1,064,102,561
Increase in net assets resulting from operations		$2,734,383,410

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
134Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Dividend Equity ETF
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	9/1/22-8/31/23		9/1/21-8/31/22
Net investment income		$1,670,280,849	$1,089,446,351
Net realized gains (losses)		(821,924,036)	900,938,380
Net change in unrealized appreciation (depreciation)	+	1,886,026,597	(3,630,852,309)
Increase (decrease) in net assets resulting from operations		$2,734,383,410	($1,640,467,578 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($1,545,094,465 )	($1,019,575,010 )

TRANSACTIONS IN FUND SHARES
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		183,450,000	$13,551,421,768	219,600,000	$16,965,868,871
Shares redeemed	+	(30,350,000)	(2,224,717,829)	(67,050,000)	(5,166,046,729)
Net transactions in fund shares		153,100,000	$11,326,703,939	152,550,000	$11,799,822,142

SHARES OUTSTANDING AND NET ASSETS
	9/1/22-8/31/23			9/1/21-8/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		512,500,000	$37,094,511,526	359,950,000	$27,954,731,972
Total increase	+	153,100,000	12,515,992,884	152,550,000	9,139,779,554
End of period		665,600,000	$49,610,504,410	512,500,000	$37,094,511,526
See financial notes
Schwab U.S. Equity ETFs | Annual Report135

Schwab U.S. Equity ETFs
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab U.S. Broad Market ETF	Schwab Short-Term U.S. Treasury ETF
Schwab 1000 Index ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Large-Cap ETF	Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Large-Cap Value ETF	Schwab 1-5 Year Corporate Bond ETF
Schwab U.S. Mid-Cap ETF	Schwab 5-10 Year Corporate Bond ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. REIT ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab International Dividend Equity ETF	Schwab Fundamental International Large Company Index ETF
Schwab International Equity ETF	Schwab Fundamental International Small Company Index ETF
Schwab International Small-Cap Equity ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab Emerging Markets Equity ETF	Schwab Ariel ESG ETF
Schwab U.S. TIPS ETF	Schwab Crypto Thematic ETF
Schwab Municipal Bond ETF	Schwab High Yield Bond ETF
The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). A chart showing the frequency at which each fund’s daily closing market price was at a discount or premium to each fund’s NAV can be found at www.schwabassetmanagement.com.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs) which are referred to as “underlying funds”. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the Board) has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
136Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Schwab U.S. Equity ETFs | Annual Report137

Schwab U.S. Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The levels associated with valuing the funds’ investments as of August 31, 2023, are disclosed in each fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank.  Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement.  Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agent start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of August 31, 2023, Schwab U.S. Broad Market ETF, Schwab 1000 Index ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF and Schwab U.S. Dividend Equity ETF had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of August 31, 2023 are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
138Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Equity ETFs
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Pursuant to the Amended and Restated Advisory Agreement (Advisory Agreement) between the investment adviser and the trust, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. The Advisory Agreement excludes paying acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(j) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
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Financial Notes (continued)

3. Risk Factors (continued):
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds’ expenses, the funds’ performance may be below that of their respective index. Errors relating to an index may occur from time to time and may not be identified by the index provided for a period of time. In addition, market disruptions could cause delays in an index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for a fund.
Schwab U.S. Dividend Equity ETF primarily invests in dividend paying stocks. As a result, fund performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Certain funds invest in large-cap company stocks. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Certain funds invest in mid-cap company stocks. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Certain funds invest in small-cap company stocks. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Certain funds invest in growth stocks. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks
Value Investing Risk. Certain funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Sampling Index Tracking Risk. Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, market risk, liquidity risk and leverage risk are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued
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Financial Notes (continued)

3. Risk Factors (continued):
incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. A fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that a fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on a fund. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of a fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to the Advisory Agreement between the investment adviser and the trust.
For its advisory services to the funds, the investment adviser is entitled to receive an annual management fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB U.S. BROAD MARKET ETF	SCHWAB 1000 INDEX ETF	SCHWAB U.S. LARGE-CAP ETF	SCHWAB U.S. LARGE-CAP GROWTH ETF	SCHWAB U.S. LARGE-CAP VALUE ETF	SCHWAB U.S. MID-CAP ETF	SCHWAB U.S. SMALL-CAP ETF	SCHWAB U.S. DIVIDEND EQUITY ETF
0.03%	0.05%	0.03%	0.04%	0.04%	0.04%	0.04%	0.06%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investment from Affiliates
Certain funds in the Fund Complex may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of August 31, 2023, as applicable:
UNDERLYING FUNDS
	SCHWAB U.S. LARGE-CAP ETF	SCHWAB U.S. SMALL-CAP ETF	SCHWAB U.S. DIVIDEND EQUITY ETF
Schwab Monthly Income Fund - Flexible Payout	— %	— %	0.0%*
Schwab Monthly Income Fund - Income Payout	— %	— %	0.0%*
Schwab Monthly Income Fund - Target Payout	— %	— %	0.0%*
Schwab Target 2010 Index Fund	0.0%*	0.0%*	— %
Schwab Target 2015 Index Fund	0.0%*	0.0%*	— %
Schwab Target 2020 Index Fund	0.2%	0.0%*	— %
Schwab Target 2025 Index Fund	0.5%	0.1%	— %
Schwab Target 2030 Index Fund	1.0%	0.2%	— %
Schwab Target 2035 Index Fund	0.8%	0.2%	— %
Schwab Target 2040 Index Fund	1.0%	0.2%	— %
Schwab Target 2045 Index Fund	0.7%	0.2%	— %
Schwab Target 2050 Index Fund	0.9%	0.2%	— %
Schwab Target 2055 Index Fund	0.6%	0.2%	— %
Schwab Target 2060 Index Fund	0.7%	0.2%	— %
Schwab Target 2065 Index Fund	0.1%	0.0%*	— %
Schwab VIT Balanced Portfolio	0.1%	0.0%*	— %
Schwab VIT Balanced with Growth Portfolio	0.2%	0.0%*	— %
Schwab VIT Growth Portfolio	0.2%	0.1%	— %

*	Less than 0.05%
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers.  For the period ended August 31, 2023, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab U.S. Broad Market ETF	$84,640,575	$169,617,147	($76,385,634 )
Schwab 1000 Index ETF	22,134,451	26,636,355	(17,956,206)
Schwab U.S. Large-Cap ETF	263,193,468	319,954,229	(210,135,240)
Schwab U.S. Large-Cap Growth ETF	416,810,845	447,414,241	(223,847,666)
Schwab U.S. Large-Cap Value ETF	286,778,067	382,755,627	(40,095,911)
Schwab U.S. Mid-Cap ETF	139,408,980	280,096,543	(151,998,665)
Schwab U.S. Small-Cap ETF	191,509,436	504,751,392	(82,401,644)
Schwab U.S. Dividend Equity ETF	226,863,387	286,798,054	(50,741,113)

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares. The transfer agent is also responsible for the order-taking function for the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds did not pay any interested trustees or non-interested trustees (independent trustees). The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 29, 2022. On September 29, 2022, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount increasing to $1 billion, maturing on September 28, 2023. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street, which matured on September 29, 2022. On September 29, 2022, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 28, 2023. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows. There were no borrowings by any of the funds from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at August 31, 2023 are presented in each fund’s Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in each fund’s Statement of Operations, if any. Refer to financial
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Financial Notes (continued)

8. Derivatives (continued):
note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts.  During the period ended August 31, 2023, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab U.S. Broad Market ETF	$29,617,452	144
Schwab 1000 Index ETF	4,002,425	19
Schwab U.S. Large-Cap ETF	50,153,106	244
Schwab U.S. Large-Cap Growth ETF	16,933,584	136
Schwab U.S. Large-Cap Value ETF	19,427,348	246
Schwab U.S. Mid-Cap ETF	15,969,075	65
Schwab U.S. Small-Cap ETF	21,967,068	238
Schwab U.S. Dividend Equity ETF	101,773,838	570

9. Purchases and Sales of Investment Securities:
For the period ended August 31, 2023, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab U.S. Broad Market ETF	$901,702,700	$763,127,047
Schwab 1000 Index ETF	127,289,816	102,782,594
Schwab U.S. Large-Cap ETF	1,304,232,705	1,162,812,605
Schwab U.S. Large-Cap Growth ETF	1,470,382,892	1,377,878,065
Schwab U.S. Large-Cap Value ETF	708,123,326	685,500,453
Schwab U.S. Mid-Cap ETF	1,940,816,696	1,675,266,784
Schwab U.S. Small-Cap ETF	1,805,627,997	1,286,800,190
Schwab U.S. Dividend Equity ETF	12,564,743,909	12,407,610,454

10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. Variable charges paid to the fund generally have no effect on net asset value per share. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, the investment adviser may cover the cost of any transaction fees when believed to be in the best interests of a fund.
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Financial Notes (continued)

10. In-Kind Transactions (continued):
The in-kind transactions for the period ended August 31, 2023, were as follows:
	IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
Schwab U.S. Broad Market ETF	$1,549,838,837	$1,151,594,838
Schwab 1000 Index ETF	388,243,930	46,662,882
Schwab U.S. Large-Cap ETF	2,532,328,509	1,640,626,358
Schwab U.S. Large-Cap Growth ETF	2,235,561,344	720,793,079
Schwab U.S. Large-Cap Value ETF	891,929,118	1,027,410,332
Schwab U.S. Mid-Cap ETF	1,065,634,630	901,448,693
Schwab U.S. Small-Cap ETF	2,160,266,325	1,880,880,516
Schwab U.S. Dividend Equity ETF	13,132,808,080	1,854,870,922
For the period ended August 31, 2023, the funds may realize net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized gains or losses on sales of in-kind redemptions for the period ended August 31, 2023 are disclosed in the funds’ Statements of Operations, if any.

11. Federal Income Taxes:
As of August 31, 2023, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab U.S. Broad Market ETF	$15,124,093,182	$9,585,312,790	($1,261,429,273 )	$8,323,883,517
Schwab 1000 Index ETF	2,286,621,683	788,717,566	(139,812,614)	648,904,952
Schwab U.S. Large-Cap ETF	23,128,655,868	12,414,763,282	(1,563,139,689)	10,851,623,593
Schwab U.S. Large-Cap Growth ETF	12,275,164,375	8,115,133,531	(574,988,845)	7,540,144,686
Schwab U.S. Large-Cap Value ETF	8,324,353,648	2,109,438,151	(631,086,602)	1,478,351,549
Schwab U.S. Mid-Cap ETF	8,767,232,590	2,218,806,297	(984,673,822)	1,234,132,475
Schwab U.S. Small-Cap ETF	14,443,376,747	3,244,287,971	(3,055,143,824)	189,144,147
Schwab U.S. Dividend Equity ETF	47,254,980,698	5,255,804,962	(2,961,498,924)	2,294,306,038

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab U.S. Broad Market ETF	$68,948,164	$8,323,883,517	($380,594,527 )	$8,012,237,154
Schwab 1000 Index ETF	8,359,991	648,904,952	(57,703,361)	599,561,582
Schwab U.S. Large-Cap ETF	98,799,035	10,851,623,593	(726,296,280)	10,224,126,348
Schwab U.S. Large-Cap Growth ETF	15,223,450	7,540,144,686	(761,797,929)	6,793,570,207
Schwab U.S. Large-Cap Value ETF	50,072,776	1,478,351,549	(510,288,346)	1,018,135,979
Schwab U.S. Mid-Cap ETF	28,633,308	1,234,132,475	(931,787,074)	330,978,709
Schwab U.S. Small-Cap ETF	49,098,037	189,144,147	(1,019,801,165)	(781,558,981)
Schwab U.S. Dividend Equity ETF	319,365,046	2,294,306,038	(2,107,512,084)	506,159,000
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Financial Notes (continued)

11. Federal Income Taxes (continued):
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2023, the funds had capital loss carryforwards available as follows:

Schwab U.S. Broad Market ETF	$380,594,527
Schwab 1000 Index ETF	57,703,361
Schwab U.S. Large-Cap ETF	726,296,280
Schwab U.S. Large-Cap Growth ETF	761,797,929
Schwab U.S. Large-Cap Value ETF	510,288,346
Schwab U.S. Mid-Cap ETF	931,787,074
Schwab U.S. Small-Cap ETF	1,019,801,165
Schwab U.S. Dividend Equity ETF	2,107,512,084
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS	PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	ORDINARY INCOME
Schwab U.S. Broad Market ETF	$337,594,345	$301,551,265
Schwab 1000 Index ETF	38,671,065	29,128,865
Schwab U.S. Large-Cap ETF	491,587,390	444,552,685
Schwab U.S. Large-Cap Growth ETF	83,274,425	75,895,760
Schwab U.S. Large-Cap Value ETF	245,578,070	212,274,805
Schwab U.S. Mid-Cap ETF	160,033,135	141,961,375
Schwab U.S. Small-Cap ETF	203,432,945	200,176,110
Schwab U.S. Dividend Equity ETF	1,545,094,465	1,019,575,010
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations.
As of August 31, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in each fund’s Statement of Operations. During the fiscal year ended August 31, 2023, the funds did not incur any interest or penalties.

12. Share Splits:
The Board authorized a 2-for-1 share split for the Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF and Schwab U.S. Small-Cap ETF which applied to shareholders of record as of the close of markets on March 8, 2022, and paid after the close of markets on March 10, 2022. Shares began trading at their post-split price on March 11, 2022. The share split increased the number of shares outstanding and decreased the NAV per share. The share split did not change
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Financial Notes (continued)

12. Share Splits (continued):
the total value of a shareholder’s  investment. The Financial Highlights and Statement of Changes in Net Assets for Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF and Schwab U.S. Small-Cap ETF have been retroactively adjusted for the period ended August 31, 2022 to reflect the above share split.

13. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Schwab U.S. Equity ETFs
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab U.S. Broad Market ETF, Schwab 1000 Index ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, and Schwab U.S. Dividend Equity ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab U.S. Broad Market ETF, Schwab 1000 Index ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, and Schwab U.S. Dividend Equity ETF, (the “Funds”) eight of the funds constituting Schwab Strategic Trust, as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year in the period ended August 31, 2019 were audited by other auditors, whose report, dated October 17, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
October 17, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended August 31, 2023, qualify for the corporate dividends received deduction:

Schwab U.S. Broad Market ETF	91.02%
Schwab 1000 Index ETF	93.62%
Schwab U.S. Large-Cap ETF	92.70%
Schwab U.S. Large-Cap Growth ETF	95.90%
Schwab U.S. Large-Cap Value ETF	92.78%
Schwab U.S. Mid-Cap ETF	73.42%
Schwab U.S. Small-Cap ETF	71.34%
Schwab U.S. Dividend Equity ETF	99.49%
For the fiscal year ended August 31, 2023, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amount for use in preparing their 2023 income tax return.
Schwab U.S. Broad Market ETF	$316,246,722
Schwab 1000 Index ETF	37,238,342
Schwab U.S. Large-Cap ETF	471,474,539
Schwab U.S. Large-Cap Growth ETF	83,274,425
Schwab U.S. Large-Cap Value ETF	234,668,933
Schwab U.S. Mid-Cap ETF	119,944,356
Schwab U.S. Small-Cap ETF	148,683,304
Schwab U.S. Dividend Equity ETF	1,545,094,465
For the fiscal year ended August 31, 2023, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Schwab U.S. Broad Market ETF	$18,672,905
Schwab 1000 Index ETF	1,432,723
Schwab U.S. Large-Cap ETF	20,112,851
Schwab U.S. Large-Cap Growth ETF	—
Schwab U.S. Large-Cap Value ETF	10,909,137
Schwab U.S. Mid-Cap ETF	28,700,780
Schwab U.S. Small-Cap ETF	30,410,643
Schwab U.S. Dividend Equity ETF	—
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Schwab U.S. Equity ETFs
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party thereto (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Strategic Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, Schwab U.S. Dividend Equity ETF and Schwab 1000 Index ETF (the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on April 27, 2023 and June 6, 2023, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 6, 2023 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.
the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.
each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds and benchmark data;
3.
each Fund’s expenses and how those expenses compared to those of certain other similar exchange-traded funds;
4.
the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.
the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to the Funds’ portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s
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Schwab U.S. Equity ETFs
technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and reputation as a full service brokerage firm, as well as the wide range of products, services and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and applicable indices/benchmarks, in light of total return and the market environment, as well as in consideration of each Fund’s investment style and strategy. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although the Schwab U.S. Small-Cap ETF and Schwab U.S. Mid-Cap ETF had performance that ranked in the fourth quartile of a relevant peer group for more than one performance period considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Funds, the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with the Fund’s investment objective and policies and that it had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund, supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case in comparison to those of other similar exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to mutual funds and other exchange-traded funds that it manages. The Board evaluated the Funds’ unitary fee through review of comparative information with respect to fees paid by other similar exchange-traded funds tracking U.S. equity indices. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. The Trustees reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, and although the Funds do not have breakpoints in their advisory fees, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Funds and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to
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scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has invested in its infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
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Schwab U.S. Equity ETFs
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None
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Schwab U.S. Equity ETFs

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director
(Apr. 2006 – present), Charles Schwab Bank, SSB; Director
(Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director
(Oct. 2020 – present), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present)
and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment
Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present),
Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Sept. 2023 – present),
Chief Investment Officer (June 2011 – present) and Vice President (June 2011 – Sept. 2023),
Schwab Funds, Laudus Trust and Schwab ETFs.

Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer
(Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab
Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief
Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.;
President (Nov. 2018 – present), Chief Executive Officer (Apr. 2019 – Sept. 2023) and Trustee
(Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice
President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles
Schwab & Co., Inc.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Chief Financial Officer (Mar. 2020 – present) and Vice President
(Oct. 2013 – Mar. 2023), Charles Schwab Investment Management, Inc.

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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.

Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Managing Director (Mar. 2023 – present), Chief Investment Officer (Apr. 2011 – present) and
Senior Vice President (Apr. 2011 – Mar. 2023) Charles Schwab Investment Management, Inc.;
Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus
Trust and Schwab ETFs.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Chief Investment Officer (Jan. 2020 – present) and
Senior Vice President (Jan. 2020 – Mar. 2023) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Managing Director (Mar. 2023 – present), Chief Legal Officer (Mar. 2022 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

ask See “offer.”
asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.
beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid The highest price at which someone is willing to buy a security.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
cap, capitalization See “market cap.”
capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations The date that the first NAV was calculated.
creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
dividend yield A stock’s indicated annual dividend divided by current price. At the portfolio level, it is the value-weighted average of the dividend yield of the securities in the portfolio.
Dow Jones U.S. Broad Stock Market Index An index that is a subset of the Dow Jones U.S. Total Stock Market Index, which includes the largest 2,500 publicly traded U.S. companies and is designed to measure the performance of large- and small-cap U.S. equity securities. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
Dow Jones U.S. Dividend 100 Index An index that is designed to measure the performance of high dividend yielding stocks issued by U.S. companies that have a record of consistently paying dividends, selected for fundamental strength relative to their peers, based on financial ratios. The 100-component index is a subset of the Dow Jones U.S. Broad Market Index, which includes the 2,500 largest U.S. stocks based on full market capitalization and excludes real estate investment trusts (REITs). It is modified market capitalization weighted.
Dow Jones U.S. Large-Cap Growth Total Stock Market Index An index, which is a subset of the Dow Jones U.S. Total Stock Market Index, that is designed to measure the performance of large-cap U.S. equity securities that are classified as “growth” based on a multi-factor analysis. The index is a float-adjusted market capitalization weighted index.
Dow Jones U.S. Large-Cap Total Stock Market Index An index that is a subset of the Dow Jones U.S. Total Stock Market Index, and is designed to measure the performance of large-cap U.S. equity securities. The index is a float-adjusted market capitalization weighted index.
Dow Jones U.S. Large-Cap Value Total Stock Market Index An index that is a subset of the Dow Jones U.S. Total Stock Market Index, and is designed to measure the performance of large-cap U.S. equity securities that are classified as “value” based on a multi-factor analysis. The index is a float-adjusted market capitalization weighted index.
Dow Jones U.S. Mid-Cap Total Stock Market Index An index that is a subset of the Dow Jones U.S. Total Stock Market Index, and is designed to measure the performance of mid-cap U.S. equity securities. The index is a float-adjusted market capitalization weighted index.
Dow Jones U.S. Small-Cap Total Stock Market Index An index that is a subset of the Dow Jones U.S. Total Stock Market Index, and is designed to measure the performance of small-cap U.S. equity securities. The index is a float-adjusted market capitalization weighted index.
Dow Jones U.S. Total Stock Market Index An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.
inception date The date that the shares began trading in the secondary market.
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Schwab U.S. Equity ETFs
indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity The ability to convert a security or asset quickly into cash.
market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding. Free-float market capitalization is a variation of market capitalization that only includes shares generally available to the public, and excludes shares of a company held by entities such as the government. Modified market capitalization weighting represents a mix between conventional market capitalization weighting and equal weighting.
market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask) The lowest price at which an individual is willing to sell a security.
open The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market The market that deals with the issuance of new securities.
rights and warrants Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell 1000 Index An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 2000 Index An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Schwab 1000 Index A float-adjusted market capitalization weighted index developed by Charles Schwab & Co., Inc. that represents the performance of the largest 1,000 publicly traded companies in the United States. As a result of corporate actions, the index may be comprised of more or less than 1,000 securities.
SEC yield A standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread The gap between bid and ask prices of a security.
stock A share of ownership, or equity, in the issuing company.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error The difference between the performance of the fund and its benchmark index, positive or negative.
158Schwab U.S. Equity ETFs | Annual Report

Schwab U.S. Equity ETFs
Schwab ETFs

Schwab ETFs are designed to serve as simple low-cost core investment products for a diversified portfolio. These ETFs seek to provide consistent, repeatable performance through a variety of investment strategies that span the equity and fixed income spectrum. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabassetmanagement.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs
U.S. ETFs
Schwab U.S. Broad Market ETF
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF
International ETFs
Schwab International Dividend Equity ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Fixed-Income ETFs
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Schwab Municipal Bond ETF
Schwab High Yield Bond ETF
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF
Active, Semi-Transparent (Also Known As Non-Transparent) ETF
Schwab Ariel ESG ETF
Thematic ETFs
Schwab Crypto Thematic ETF
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Schwab ETFs
1-877-824-5615
© 2023 Charles Schwab Investment Management, Inc., dba Schwab Asset Management. All rights reserved.
Printed on recycled paper.
*
FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.
The Schwab Ariel ESG ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This fund will not. This may create additional risks for your investment. For example:
•
You may have to pay more money to trade the fund’s shares. This fund will provide less information to traders, who tend to charge more for trades when they have less information.
•
The price you pay to buy fund shares on an exchange may not match the value of the fund’s portfolio. The same is true when you sell shares. These price differences may be greater for this fund compared to other ETFs because it provides less information to traders.
•
These additional risks may be even greater in bad or uncertain market conditions.
•
The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this fund and other ETFs may also have advantages. By keeping certain information about the fund secret, this fund may face less risk that other traders can predict or copy its investment strategy. This may improve the fund’s performance. If other traders are able to copy or predict the fund’s investment strategy, however, this may hurt the fund’s performance.
For additional information regarding the unique attributes and risks of the fund, see Proxy Portfolio Risk, Premium/Discount Risk, Trading Halt Risk, Authorized Participant Concentration Risk, Tracking Error Risk and Shares of the Fund May Trade at Prices Other Than NAV in the Principal Risks and Proxy Portfolio and Proxy Overlap sections of the prospectus and/or the Statement of Additional Information. These risks are discussed on the next page.

Schwab U.S. Equity ETFs
Active semi-transparent (also referred to as non-transparent) ETFs operate differently from other exchange-traded funds (ETFs). Unlike other ETFs, an active semi-transparent ETF does not publicly disclose its entire portfolio composition each business day, which may affect the price at which shares of the ETF trade in the secondary market. Active semi-transparent ETFs have limited public trading history. There can be no assurance that an active trading market will develop, be maintained or operate as intended. There is a risk that the market price of an active semi-transparent ETF may vary significantly from the ETF’s net asset value and that its shares may trade at a wider bid/ask spread and, therefore, cost investors more to trade than shares of other ETFs. These risks are heightened during periods of market disruption or volatility.
Proxy Portfolio Risk: Unlike traditional ETFs, this fund does not disclose its portfolio holdings (Actual Portfolio) daily. The fund instead posts a Proxy Portfolio on its website each day. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the fund’s actual holdings on each trading day, but it is not the same as the fund’s Actual Portfolio. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the underlying NAV per Share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. ETF trading on the basis of a published Proxy Portfolio may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore may cost investors more to trade. Also, while the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders.
Proxy Portfolio Construction: The Proxy Portfolio is designed to recreate the daily performance of the Actual Portfolio. This is achieved by performing a “Factor Model” analysis of the Actual Portfolio. The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The fund uses a “Model Universe” to generate its Proxy Portfolio. The Model Universe is comprised of securities that the fund can purchase and will be a financial index or stated portfolio of securities from which fund investments will be selected. The results of the Factor Model analysis are then applied to the Model Universe. The Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small sub-set of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio. The Proxy Portfolio will only include investments the fund is permitted to hold. The fund’s SAI contains more information on the Proxy Portfolio and its construction.
Proxy Portfolio and Proxy Overlap Information regarding the contents of the Proxy Portfolio, and the percentage weight overlap between the holdings of the Proxy Portfolio and the fund’s Actual Portfolio holdings that formed the basis for its calculation of NAV at the end of the prior Business Day (the Portfolio Overlap), is available by visiting the fund’s website www.schwabassetmanagement.com.
Because environmental, social and governance (ESG) strategies exclude some securities, ESG-focused products may not be able to take advantage of the same opportunities or market trends as products that do not use such strategies. Additionally, the criteria used to select companies for investment may result in investing in securities, industries or sectors that underperform the market as a whole.

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MFR57932-13
00289726

Annual Report | August 31, 2023
Schwab High Yield Bond ETF

    Ticker Symbol SCYB

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: SEI Investments Distribution Co. (SIDCO)
Schwab High Yield Bond ETF | Annual Report1

Schwab High Yield Bond ETF
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Total Returns for the 12 Months Ended August 31, 2023
Schwab High Yield Bond ETF (Ticker Symbol: SCYB)
Market Price Return[1]	2.04% *
NAV Return[1]	2.04% *
ICE BofA US Cash Pay High Yield Constrained Index	2.15% *
ETF Category: Morningstar High Yield Bond[2]	N/A
Performance Details	pages 6-7
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Fixed-income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
High-yield securities and unrated securities of similar credit quality (junk bonds) are subject to greater levels of credit and liquidity risks and may be more volatile than higher-rated securities. High-yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
“ICE®” is a registered trademark of ICE Data Indices, LLC or its affiliates and “BofA®” is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”) and may not be used without BofA’s prior written approval. These trademarks have been licensed, along with the ICE BofA US Cash Pay High Yield Constrained Index (“Index”) for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management, in connection with the Schwab High Yield Bond ETF. The Schwab High Yield Bond ETF is not sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in the Schwab High Yield Bond ETF.
*
Total returns shown are since the fund’s inception date of July 11, 2023.
1
ETF performance must be shown based on both a Market Price and a NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price of the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
2Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
The Investment Environment

For the reporting period of July 11, 2023* through August 31, 2023, the ongoing war between Russia and Ukraine weighed on the global economy, but the U.S. economy continued to show unexpected resiliency. Inflation remained elevated—although down significantly from recent highs—and the U.S. Federal Reserve (Fed) continued to raise interest rates, driving yields on taxable bonds up and resulting in negative returns for most U.S. fixed-income markets. (Bond yields and bond prices typically move in opposite directions.) For the reporting period, the ICE BofA US Cash Pay High Yield Constrained Index, which tracks the performance of publicly issued U.S. dollar–denominated below-investment grade corporate debt, returned 2.15%
There were a few short-lived yet market-moving events in the first eight months of 2023. The failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. In addition, debt ceiling negotiations during the second quarter of 2023 created fear that the federal government could default on its obligations and on August 1, 2023, Fitch Ratings downgraded long-term U.S. debt from AAA to AA+ after indicating earlier in the year that a country refusing to pay its debts in a timely way was not entitled to a AAA rating. Among fixed-income markets, high-yield bonds were among the strongest performers. Lower-quality bonds—particularly distressed bonds—outperformed higher-quality bonds. Credit spreads on high-yield bonds generally tightened during the reporting period.
The U.S. economy continued to show unexpected resilience. U.S. gross domestic product (GDP) remained positive for first and second quarters of 2023. Inflation generally declined throughout 2023, though it remained above the Fed’s historical 2% target and rose slightly in July and August. Consumer spending remained strong as consumers continued to spend down the significant savings they accumulated during the COVID-19 pandemic. The unemployment rate remained low despite inflationary pressures. However, unemployment unexpectedly jumped in August largely as a result of an increase in the labor force participation rate (the proportion of working-age Americans who have a job or are looking for one) which rose to its highest level since February 2020, just prior to the COVID-19 pandemic declaration.
Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and 10-Year Treasuries

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The fund’s inception date. Inception represents the date that the shares began trading in the secondary market.
Schwab High Yield Bond ETF | Annual Report3

Schwab High Yield Bond ETF
The Investment Environment (continued)

In its efforts to lower inflation, the Fed raised interest rates by 0.25% in July supported by consumer spending and a tight labor market, its eleventh upward move since it began raising rates in March of 2022. The federal funds rate ended the reporting period in a range of 5.25% to 5.50%. The Fed also maintained its program to reduce the assets held on its balance sheet. Central banks outside the United States also continued to battle with persistently high inflation. After eight interest rate hikes since July 2022, the European Central Bank raised its interest rate once during the period, matching its previous high in 2000. Similarly, the Bank of England raised its rate once during the period, also following numerous previous rate hikes, bringing borrowing costs to a 15-year high. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, despite inflationary pressures.
4Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Fund Management

Matthew Hastings, CFA, Managing Director and Head of Taxable Bond Strategies for Schwab Asset
Management, is responsible for the day-to-day co-management of the fund. Mr. Hastings leads the portfolio management team for the Schwab Taxable Bond Funds and Schwab Fixed-Income ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining Schwab in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Ryan Hook, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2022, Mr. Hook spent nearly two years as a Portfolio
Strategist at Capital Group, where he was responsible for managing high yield institutional mandates. Prior to that, he spent 14 years at Goldman Sachs working mainly in high yield portfolio construction and trading, as well as product management.

Steven Hung, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. He is primarily responsible for the management and oversight of corporate bonds within the taxable bond strategies, with additional responsibility for managing municipal bond index strategies. Mr. Hung has been a portfolio manager with Schwab Asset Management since 2005 and prior to that, served in various roles as an associate portfolio manager and trader since 1999. In 1998, he joined
Schwab’s management training program and worked as a clerk on the options trading floor of the Pacific
Coast Stock Exchange.

Schwab High Yield Bond ETF | Annual Report5

Schwab High Yield Bond ETF

The Schwab High Yield Bond ETF’s (the fund) goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of U.S. dollar denominated below investment grade corporate debt. To pursue its goal, the fund generally invests in securities that are included in the ICE BofA US Cash Pay High Yield Constrained Index. ICE BofA US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar denominated below investment grade corporate debt (junk bonds), currently in a coupon paying period, that is publicly issued in the U.S. domestic market. For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. For the reporting period of July 11, 2023* through August 31, 2023, the ongoing war between Russia and Ukraine weighed on the global economy, but the U.S. economy continued to show unexpected resiliency. Inflation remained elevated—although down significantly from recent highs—and the U.S. Federal Reserve (Fed) continued to raise interest rates, driving yields on taxable bonds up and resulting in negative returns for most U.S. fixed-income markets. (Bond yields and bond prices typically move in opposite directions.) In its efforts to lower inflation, the Fed raised interest rates by 0.25% in July, its eleventh upward move since it began raising rates in March of 2022. The federal funds rate ended the reporting period in a range of 5.25% to 5.50%.
There were a few short-lived yet market-moving events in the first eight months of 2023. The failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. In addition, debt ceiling negotiations during the second quarter of 2023 created fear that the federal government could default on its obligations and on August 1, 2023, Fitch Ratings downgraded long-term U.S. debt from AAA to AA+ after indicating earlier in the year that a country refusing to pay its debts in a timely way was not entitled to a AAA rating. Among fixed-income markets, high-yield bonds were among the strongest performers. Lower-quality bonds—particularly distressed bonds—outperformed higher-quality bonds. Credit spreads on high-yield bonds generally tightened during the reporting period.
Performance. During the reporting period of July 11, 2023 (the fund’s inception date*), through August 31, 2023, the fund generally tracked the performance of the index. For the reporting period, the fund’s market price and NAV returns were 2.04% (for an explanation of market price and NAV returns, please refer to footnote 2 on the following page). The index returned 2.15% during the same period. Of the fund’s return, slightly more than half came from price appreciation, with the remainder coming from income. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
*
Inception represents the date that the shares began trading in the secondary market.

Portfolio Composition % of Investments1
By Security Type

Weighted Average Maturity[3]	4.7 Yrs
Weighted Average Duration[3]	3.6 Yrs

Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.
Fixed-income securities are subject to increased loss of principal during periods of rising interest rates. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
High-yield securities and unrated securities of similar credit quality (junk bonds) are subject to greater levels of credit and liquidity risks and may be more volatile than higher-rated securities. High-yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
1
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
2
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
3
See Glossary for definitions of maturity and duration.
6Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Performance and Fund Facts as of August 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabetfs_prospectus.
Performance of Hypothetical $10,000 Investment (July 11, 2023 – August 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	Since Inception*
Fund: Schwab High Yield Bond ETF (7/11/23)
Market Price Return[2]	2.04%
NAV Return[2]	2.04%
ICE BofA US Cash Pay High Yield Constrained Index	2.15%
ETF Category: Morningstar High Yield Bond[3]	N/A
Fund Expense Ratio[4]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
“ICE®” is a registered trademark of ICE Data Indices, LLC or its affiliates and “BofA®” is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates (“BofA”) and may not be used without BofA’s prior written approval. These trademarks have been licensed, along with the ICE BofA US Cash Pay High Yield Constrained Index (“Index”) for use by Charles Schwab Investment Management, Inc., dba Schwab Asset Management, in connection with the Schwab High Yield Bond ETF. The Schwab High Yield Bond ETF is not sponsored, endorsed, sold or promoted by ICE Data Indices, LLC, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in the Schwab High Yield Bond ETF.
*
Inception (7/11/23) represents the date that the shares began trading in the secondary market.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.
2
ETF performance must be shown based on both a Market Price and a NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined using the Official Closing Price of the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs and mutual funds within the category as of the report date.
4
As stated in the prospectus. Effective September 25, 2023, the management fee was reduced from 0.10% to 0.03%. For more information, see financial note 4 or refer to the prospectus.
Schwab High Yield Bond ETF | Annual Report7

Schwab High Yield Bond ETF
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2023 and held through August 31, 2023.
The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
The Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 3/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 8/31/23[2]	EXPENSES PAID DURING PERIOD 3/1/23-8/31/23 [2]
Schwab High Yield Bond ETF
Actual Return	0.10%	$1,000.00	$1,020.40	$0.14
Hypothetical 5% Return	0.10%	$1,000.00	$1,024.70	$0.51

[1]	The expense ratio provided for the fund is for the period from 7/11/23 (commencement of operations) through 8/31/23 (see financial note 4 for additional information).
[2]
Actual expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 52 days in the period from commencement of operations on 7/11/23 through 8/31/23, and divided by 365 days in the fiscal year. Hypothetical expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days in the period, and divided by 365 days in the fiscal year.

8Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Financial Statements
FINANCIAL HIGHLIGHTS

7/11/23[1]– 8/31/23
Per-Share Data
Net asset value at beginning of period	$50.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.56
Net realized and unrealized gains (losses)	0.46
Total from investment operations	1.02
Net asset value at end of period	$51.02
Total return	2.04%[3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.10%[4]
Net investment income (loss)	7.88%[4]
Portfolio turnover rate[5]	1%[3]
Net assets, end of period (x 1,000)	$45,918

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes
Schwab High Yield Bond ETF | Annual Report9

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at  www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website.
All securities are currently in a fixed rate coupon period based on index eligibility requirements and the fund’s investment objective. Generally, for fixed rate securities, the rate shown is the interest rate that was established when the security was issued. Variable rate securities are subject to index requirements and will be removed from the index and fund prior to converting from a fixed rate coupon to a variable rate coupon. The maturity date shown for all the securities is the final legal maturity.

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
CORPORATES 95.9% OF NET ASSETS

Financial Institutions 9.6%
Banking 0.7%
Ally Financial, Inc.
5.75%, 11/20/25 (a)	55,000	53,399
Intesa Sanpaolo S.p.A.
5.71%, 01/15/26 (b)	200,000	192,385
Popular, Inc.
7.25%, 03/13/28 (a)	20,000	20,146
Synchrony Financial
7.25%, 02/02/33 (a)	40,000	36,811
Western Alliance Bancorp
3.00%, 06/15/31 (a)(c)	20,000	15,867
		318,608
Brokerage/Asset Managers/Exchanges 0.7%
AG TTMT Escrow Issuer LLC
8.63%, 09/30/27 (a)(b)	75,000	77,373
Coinbase Global, Inc.
3.38%, 10/01/28 (a)(b)	100,000	73,665
Compass Group Diversified Holdings LLC
5.25%, 04/15/29 (a)(b)	75,000	68,955
Hunt Cos., Inc.
5.25%, 04/15/29 (a)(b)	24,000	18,356
NFP Corp.
6.88%, 08/15/28 (a)(b)	70,000	61,717
		300,066
Finance Companies 2.5%
Curo Group Holdings Corp.
7.50%, 08/01/28 (a)(b)	50,000	16,742
FirstCash, Inc.
5.63%, 01/01/30 (a)(b)	75,000	68,172
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/25 (a)(b)	5,000	4,942
5.50%, 05/01/28 (a)(b)	160,000	148,774
Freedom Mortgage Corp.
8.25%, 04/15/25 (a)(b)	54,000	53,271
GGAM Finance Ltd.
8.00%, 06/15/28 (a)(b)	40,000	40,598
Goeasy Ltd.
4.38%, 05/01/26 (a)(b)	30,000	27,572
Home Point Capital, Inc.
5.00%, 02/01/26 (a)(b)	25,000	23,501
Macquarie Airfinance Holdings Ltd.
8.38%, 05/01/28 (a)(b)	60,000	61,317
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Navient Corp.
5.88%, 10/25/24	25,000	24,649
6.75%, 06/25/25	60,000	59,643
5.00%, 03/15/27 (a)	50,000	45,541
5.50%, 03/15/29 (a)	50,000	42,800
OneMain Finance Corp.
6.88%, 03/15/25	60,000	59,755
7.13%, 03/15/26	50,000	49,245
9.00%, 01/15/29 (a)	100,000	101,470
4.00%, 09/15/30 (a)	50,000	38,993
PennyMac Financial Services, Inc.
5.38%, 10/15/25 (a)(b)	15,000	14,532
4.25%, 02/15/29 (a)(b)	45,000	37,293
PROG Holdings, Inc.
6.00%, 11/15/29 (a)(b)	25,000	22,465
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.
3.88%, 03/01/31 (a)(b)	175,000	142,625
SLM Corp.
3.13%, 11/02/26 (a)	25,000	22,276
United Wholesale Mortgage LLC
5.50%, 11/15/25 (a)(b)	50,000	48,122
		1,154,298
Financial Other 1.9%
Burford Capital Global Finance LLC
6.88%, 04/15/30 (a)(b)	200,000	183,650
Credit Acceptance Corp.
5.13%, 12/31/24 (a)(b)	25,000	24,375
Five Point Operating Co. LP/Five Point Capital Corp.
7.88%, 11/15/25 (a)(b)	25,000	23,341
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (a)	60,000	58,057
5.25%, 05/15/27 (a)	125,000	109,823
4.38%, 02/01/29 (a)	25,000	19,769
Kennedy-Wilson, Inc.
4.75%, 02/01/30 (a)	260,000	200,573
Nationstar Mortgage Holdings, Inc.
6.00%, 01/15/27 (a)(b)	25,000	23,835
5.50%, 08/15/28 (a)(b)	50,000	45,365
5.75%, 11/15/31 (a)(b)	10,000	8,641
PHH Mortgage Corp.
7.88%, 03/15/26 (a)(b)	20,000	17,909
PRA Group, Inc.
8.38%, 02/01/28 (a)(b)	35,000	31,978
5.00%, 10/01/29 (a)(b)	135,000	101,950
The Howard Hughes Corp.
5.38%, 08/01/28 (a)(b)	50,000	45,086
		894,352
See financial notes
10Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Insurance 1.8%
Acrisure LLC/Acrisure Finance, Inc.
7.00%, 11/15/25 (a)(b)	50,000	48,372
6.00%, 08/01/29 (a)(b)	35,000	30,441
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (a)(b)	25,000	22,721
6.75%, 10/15/27 (a)(b)	100,000	94,629
6.75%, 04/15/28 (a)(b)	25,000	24,654
AmWINS Group, Inc.
4.88%, 06/30/29 (a)(b)	25,000	22,458
AssuredPartners, Inc.
5.63%, 01/15/29 (a)(b)	5,000	4,349
BroadStreet Partners, Inc.
5.88%, 04/15/29 (a)(b)	75,000	66,076
GTCR AP Finance, Inc.
8.00%, 05/15/27 (a)(b)	50,000	49,477
HUB International Ltd.
5.63%, 12/01/29 (a)(b)	25,000	22,136
7.25%, 06/15/30 (a)(b)	160,000	163,031
Jones Deslauriers Insurance Management, Inc.
10.50%, 12/15/30 (a)(b)	10,000	10,193
Liberty Mutual Group, Inc.
7.80%, 03/07/87 (b)	50,000	51,552
MGIC Investment Corp.
5.25%, 08/15/28 (a)	25,000	23,883
Molina Healthcare, Inc.
4.38%, 06/15/28 (a)(b)	100,000	91,860
NMI Holdings, Inc.
7.38%, 06/01/25 (a)(b)	55,000	55,422
USI, Inc.
6.88%, 05/01/25 (a)(b)	25,000	25,020
		806,274
REITs 2.0%
Apollo Commercial Real Estate Finance, Inc.
4.63%, 06/15/29 (a)(b)	20,000	15,705
Blackstone Mortgage Trust, Inc.
3.75%, 01/15/27 (a)(b)	25,000	21,406
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
5.75%, 05/15/26 (a)(b)	25,000	22,967
4.50%, 04/01/27 (a)(b)	50,000	41,804
Diversified Healthcare Trust
9.75%, 06/15/25 (a)	25,000	24,611
4.38%, 03/01/31 (a)	25,000	18,885
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (a)(b)	65,000	58,436
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (a)(b)	25,000	22,639
4.75%, 06/15/29 (a)(b)	25,000	21,043
MPT Operating Partnership LP/MPT Finance Corp.
5.25%, 08/01/26 (a)	25,000	21,267
5.00%, 10/15/27 (a)	75,000	59,337
4.63%, 08/01/29 (a)	40,000	28,931
Office Properties Income Trust
2.40%, 02/01/27 (a)	50,000	33,873
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
5.88%, 10/01/28 (a)(b)	50,000	46,300
4.88%, 05/15/29 (a)(b)	20,000	17,368
RHP Hotel Properties LP/RHP Finance Corp.
7.25%, 07/15/28 (a)(b)	15,000	15,089
4.50%, 02/15/29 (a)(b)	50,000	43,935
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Rithm Capital Corp.
6.25%, 10/15/25 (a)(b)	10,000	9,436
RLJ Lodging Trust LP
3.75%, 07/01/26 (a)(b)	75,000	68,786
Service Properties Trust
4.35%, 10/01/24 (a)	90,000	86,698
7.50%, 09/15/25 (a)	100,000	98,912
5.25%, 02/15/26 (a)	20,000	18,442
Starwood Property Trust, Inc.
3.63%, 07/15/26 (a)(b)	25,000	22,396
4.38%, 01/15/27 (a)(b)	25,000	22,352
The Necessity Retail REIT Inc/American Finance Operating Partner LP
4.50%, 09/30/28 (a)(b)	40,000	30,671
XHR LP
4.88%, 06/01/29 (a)(b)	50,000	43,306
		914,595
		4,388,193

Industrial 83.3%
Basic Industry 4.5%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.
7.50%, 05/01/25 (a)(b)	50,000	49,881
Ashland, Inc.
6.88%, 05/15/43 (a)	15,000	14,676
ASP Unifrax Holdings, Inc.
5.25%, 09/30/28 (a)(b)	25,000	16,930
7.50%, 09/30/29 (a)(b)	10,000	5,215
ATI, Inc.
4.88%, 10/01/29 (a)	25,000	22,595
5.13%, 10/01/31 (a)	25,000	22,198
Avient Corp.
5.75%, 05/15/25 (a)(b)	2,000	1,975
7.13%, 08/01/30 (a)(b)	75,000	74,996
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV
4.75%, 06/15/27 (a)(b)	150,000	141,292
Baffinland Iron Mines Corp./Baffinland Iron Mines LP
8.75%, 07/15/26 (a)(b)	25,000	24,401
Big River Steel LLC/BRS Finance Corp.
6.63%, 01/31/29 (a)(b)	15,000	14,927
Cleveland-Cliffs, Inc.
5.88%, 06/01/27 (a)	50,000	48,209
6.75%, 04/15/30 (a)(b)	50,000	47,729
Commercial Metals Co.
4.13%, 01/15/30 (a)	25,000	22,148
CVR Partners LP/CVR Nitrogen Finance Corp.
6.13%, 06/15/28 (a)(b)	25,000	22,406
Domtar Corp.
6.75%, 10/01/28 (a)(b)	25,000	21,651
Eldorado Gold Corp.
6.25%, 09/01/29 (a)(b)	25,000	21,381
Element Solutions, Inc.
3.88%, 09/01/28 (a)(b)	25,000	22,000
FMG Resources August 2006 Pty Ltd.
4.50%, 09/15/27 (a)(b)	20,000	18,475
5.88%, 04/15/30 (a)(b)	15,000	13,935
4.38%, 04/01/31 (a)(b)	25,000	20,971
6.13%, 04/15/32 (a)(b)	85,000	79,192
GrafTech Finance, Inc.
4.63%, 12/15/28 (a)(b)	65,000	51,083
See financial notes
Schwab High Yield Bond ETF | Annual Report11

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Graphic Packaging International LLC
3.50%, 03/15/28 (b)	10,000	8,919
3.50%, 03/01/29 (a)(b)	75,000	64,360
3.75%, 02/01/30 (a)(b)	15,000	12,800
Hecla Mining Co.
7.25%, 02/15/28 (a)	25,000	24,585
Hudbay Minerals, Inc.
6.13%, 04/01/29 (a)(b)	25,000	23,527
Innophos Holdings, Inc.
9.38%, 02/15/28 (a)(b)	2,000	1,965
Kaiser Aluminum Corp.
4.63%, 03/01/28 (a)(b)	25,000	22,143
LSB Industries, Inc.
6.25%, 10/15/28 (a)(b)	60,000	54,927
Mercer International, Inc.
5.13%, 02/01/29 (a)	90,000	73,709
Methanex Corp.
5.13%, 10/15/27 (a)	85,000	79,807
Mineral Resources Ltd.
8.13%, 05/01/27 (a)(b)	5,000	4,995
8.50%, 05/01/30 (a)(b)	75,000	75,362
Minerals Technologies, Inc.
5.00%, 07/01/28 (a)(b)	15,000	13,814
New Gold, Inc.
7.50%, 07/15/27 (a)(b)	25,000	23,900
Novelis Corp.
4.75%, 01/30/30 (a)(b)	100,000	89,595
Nufarm Australia Ltd./Nufarm Americas, Inc.
5.00%, 01/27/30 (a)(b)	25,000	22,297
Olin Corp.
5.13%, 09/15/27 (a)	20,000	19,168
5.63%, 08/01/29 (a)	75,000	72,030
Olympus Water U.S. Holding Corp.
9.75%, 11/15/28 (a)(b)	200,000	201,715
SCIH Salt Holdings, Inc.
4.88%, 05/01/28 (a)(b)	75,000	67,569
SK Invictus Intermediate II Sarl
5.00%, 10/30/29 (a)(b)	15,000	12,337
Taseko Mines Ltd.
7.00%, 02/15/26 (a)(b)	75,000	69,245
The Chemours Co.
5.38%, 05/15/27 (a)	20,000	18,845
5.75%, 11/15/28 (a)(b)	50,000	44,961
4.63%, 11/15/29 (a)(b)	16,000	13,316
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
5.13%, 04/01/29 (a)(b)	20,000	10,823
Tronox, Inc.
4.63%, 03/15/29 (a)(b)	25,000	20,623
United States Steel Corp.
6.88%, 03/01/29 (a)	50,000	49,852
WR Grace Holdings LLC
5.63%, 08/15/29 (a)(b)	100,000	84,660
		2,060,115
Capital Goods 10.0%
Advanced Drainage Systems, Inc.
6.38%, 06/15/30 (a)(b)	50,000	49,300
Alta Equipment Group, Inc.
5.63%, 04/15/26 (a)(b)	10,000	9,264
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28 (a)(b)	50,000	45,320
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Amsted Industries, Inc.
5.63%, 07/01/27 (a)(b)	15,000	14,573
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance plc
4.00%, 09/01/29 (a)(b)	200,000	162,740
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.
5.25%, 08/15/27 (a)(b)	200,000	171,557
ATS Corp.
4.13%, 12/15/28 (a)(b)	15,000	13,343
Ball Corp.
5.25%, 07/01/25	40,000	39,482
4.88%, 03/15/26 (a)	55,000	53,483
6.88%, 03/15/28 (a)	50,000	50,802
6.00%, 06/15/29 (a)	25,000	24,676
2.88%, 08/15/30 (a)	50,000	40,948
Beacon Roofing Supply, Inc.
4.13%, 05/15/29 (a)(b)	25,000	21,524
6.50%, 08/01/30 (a)(b)	20,000	19,780
Berry Global, Inc.
5.63%, 07/15/27 (a)(b)	25,000	24,529
Bombardier, Inc.
7.50%, 03/15/25 (a)(b)	10,000	10,017
7.13%, 06/15/26 (a)(b)	50,000	49,214
7.88%, 04/15/27 (a)(b)	150,000	149,773
6.00%, 02/15/28 (a)(b)	50,000	46,777
7.50%, 02/01/29 (a)(b)	25,000	24,520
Builders FirstSource, Inc.
4.25%, 02/01/32 (a)(b)	100,000	85,107
BWX Technologies, Inc.
4.13%, 04/15/29 (a)(b)	35,000	31,176
Chart Industries, Inc.
7.50%, 01/01/30 (a)(b)	50,000	51,295
9.50%, 01/01/31 (a)(b)	10,000	10,777
Clean Harbors, Inc.
4.88%, 07/15/27 (a)(b)	50,000	47,824
6.38%, 02/01/31 (a)(b)	10,000	9,953
Clydesdale Acquisition Holdings, Inc.
8.75%, 04/15/30 (a)(b)	40,000	36,213
Cornerstone Building Brands, Inc.
6.13%, 01/15/29 (a)(b)	30,000	24,391
Covanta Holding Corp.
4.88%, 12/01/29 (a)(b)	25,000	21,524
CP Atlas Buyer, Inc.
7.00%, 12/01/28 (a)(b)	50,000	42,037
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%, 09/30/26 (a)	25,000	23,569
Crown Americas LLC/Crown Americas Capital Corp. VI
4.75%, 02/01/26 (a)	50,000	48,262
Crown Cork & Seal Co., Inc.
7.38%, 12/15/26	4,000	4,161
Eco Material Technologies, Inc.
7.88%, 01/31/27 (a)(b)	10,000	9,760
Emerald Debt Merger Sub LLC
6.63%, 12/15/30 (a)(b)	75,000	73,925
Enviri Corp.
5.75%, 07/31/27 (a)(b)	10,000	8,683
EquipmentShare.com, Inc.
9.00%, 05/15/28 (a)(b)	25,000	24,844
FXI Holdings, Inc.
12.25%, 11/15/26 (a)(b)	50,000	44,935
Gates Global LLC/Gates Corp.
6.25%, 01/15/26 (a)(b)	25,000	24,773
See financial notes
12Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
GFL Environmental, Inc.
4.25%, 06/01/25 (a)(b)	20,000	19,363
5.13%, 12/15/26 (a)(b)	50,000	48,428
4.75%, 06/15/29 (a)(b)	100,000	90,686
Griffon Corp.
5.75%, 03/01/28 (a)	50,000	46,663
H&E Equipment Services, Inc.
3.88%, 12/15/28 (a)(b)	25,000	21,851
Herc Holdings, Inc.
5.50%, 07/15/27 (a)(b)	75,000	72,190
JELD-WEN, Inc.
4.63%, 12/15/25 (a)(b)	50,000	48,517
Knife River Corp.
7.75%, 05/01/31 (a)(b)	35,000	35,869
LABL, Inc.
6.75%, 07/15/26 (a)(b)	50,000	48,926
10.50%, 07/15/27 (a)(b)	25,000	23,956
LBM Acquisition LLC
6.25%, 01/15/29 (a)(b)	50,000	43,686
Madison IAQ LLC
4.13%, 06/30/28 (a)(b)	25,000	22,141
5.88%, 06/30/29 (a)(b)	57,000	48,045
Masonite International Corp.
5.38%, 02/01/28 (a)(b)	25,000	23,714
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/26 (a)(b)	150,000	147,847
9.25%, 04/15/27 (a)(b)	25,000	22,675
MIWD Holdco II LLC/MIWD Finance Corp.
5.50%, 02/01/30 (a)(b)	25,000	21,217
Moog, Inc.
4.25%, 12/15/27 (a)(b)	20,000	18,218
Mueller Water Products, Inc.
4.00%, 06/15/29 (a)(b)	25,000	22,164
NESCO Holdings II, Inc.
5.50%, 04/15/29 (a)(b)	25,000	22,695
OI European Group BV
4.75%, 02/15/30 (a)(b)	10,000	9,125
Oscar AcquisitionCo LLC/Oscar Finance, Inc.
9.50%, 04/15/30 (a)(b)	25,000	23,427
OT Merger Corp.
7.88%, 10/15/29 (a)(b)	10,000	6,573
Owens-Brockway Glass Container, Inc.
6.63%, 05/13/27 (a)(b)	25,000	24,735
7.25%, 05/15/31 (a)(b)	75,000	75,765
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC
4.00%, 10/15/27 (a)(b)	50,000	45,016
Park River Holdings, Inc.
6.75%, 08/01/29 (a)(b)	10,000	8,063
Patrick Industries, Inc.
4.75%, 05/01/29 (a)(b)	10,000	8,566
PECF USS Intermediate Holding III Corp.
8.00%, 11/15/29 (a)(b)	20,000	12,775
PGT Innovations, Inc.
4.38%, 10/01/29 (a)(b)	35,000	32,515
Ritchie Bros Holdings, Inc.
6.75%, 03/15/28 (a)(b)	18,000	18,243
7.75%, 03/15/31 (a)(b)	30,000	31,066
Roller Bearing Co. of America, Inc.
4.38%, 10/15/29 (a)(b)	25,000	22,398
Sealed Air Corp.
5.13%, 12/01/24 (a)(b)	15,000	14,808
4.00%, 12/01/27 (a)(b)	100,000	91,614
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/28 (a)(b)	50,000	48,059
Specialty Building Products Holdings LLC/SBP Finance Corp.
6.38%, 09/30/26 (a)(b)	25,000	23,968
Spirit AeroSystems, Inc.
9.38%, 11/30/29 (a)(b)	100,000	104,336
SPX FLOW, Inc.
8.75%, 04/01/30 (a)(b)	45,000	42,833
SRS Distribution, Inc.
4.63%, 07/01/28 (a)(b)	75,000	66,829
Standard Industries, Inc.
5.00%, 02/15/27 (a)(b)	75,000	71,178
4.75%, 01/15/28 (a)(b)	25,000	23,050
4.38%, 07/15/30 (a)(b)	50,000	42,910
Stericycle, Inc.
3.88%, 01/15/29 (a)(b)	55,000	47,937
Summit Materials LLC/Summit Materials Finance Corp.
5.25%, 01/15/29 (a)(b)	50,000	46,888
Terex Corp.
5.00%, 05/15/29 (a)(b)	25,000	22,977
Titan Acquisition Ltd./Titan Co-Borrower LLC
7.75%, 04/15/26 (a)(b)	25,000	24,325
Titan International, Inc.
7.00%, 04/30/28 (a)	65,000	61,988
TransDigm, Inc.
6.25%, 03/15/26 (a)(b)	225,000	223,075
7.50%, 03/15/27 (a)	15,000	15,042
5.50%, 11/15/27 (a)	150,000	142,488
6.75%, 08/15/28 (a)(b)	21,000	21,100
4.63%, 01/15/29 (a)	75,000	67,313
Trident TPI Holdings, Inc.
12.75%, 12/31/28 (a)(b)	25,000	26,034
Trinity Industries, Inc.
4.55%, 10/01/24 (a)	15,000	14,715
Triumph Group, Inc.
7.75%, 08/15/25 (a)	25,000	23,613
9.00%, 03/15/28 (a)(b)	95,000	95,761
United Rentals North America, Inc.
4.88%, 01/15/28 (a)	30,000	28,573
5.25%, 01/15/30 (a)	25,000	23,782
3.88%, 02/15/31 (a)	175,000	149,846
3.75%, 01/15/32 (a)	5,000	4,209
Vertiv Group Corp.
4.13%, 11/15/28 (a)(b)	50,000	44,934
Waste Pro USA, Inc.
5.50%, 02/15/26 (a)(b)	25,000	23,590
WESCO Distribution, Inc.
7.13%, 06/15/25 (a)(b)	15,000	15,081
7.25%, 06/15/28 (a)(b)	110,000	112,055
White Cap Buyer LLC
6.88%, 10/15/28 (a)(b)	25,000	22,966
		4,599,826
Communications 15.0%
Advantage Sales & Marketing, Inc.
6.50%, 11/15/28 (a)(b)	25,000	21,819
Allen Media LLC/Allen Media Co-Issuer, Inc.
10.50%, 02/15/28 (a)(b)	10,000	5,735
Altice Financing S.A.
5.75%, 08/15/29 (a)(b)	200,000	158,612
Altice France S.A.
8.13%, 02/01/27 (a)(b)	430,000	363,797
See financial notes
Schwab High Yield Bond ETF | Annual Report13

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
AMC Networks, Inc.
4.75%, 08/01/25 (a)	50,000	46,919
4.25%, 02/15/29 (a)	20,000	12,767
Block Communications, Inc.
4.88%, 03/01/28 (a)(b)	5,000	4,143
C&W Senior Financing DAC
6.88%, 09/15/27 (a)(b)	200,000	185,808
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27 (a)(b)	305,000	287,003
4.75%, 03/01/30 (a)(b)	225,000	193,656
4.25%, 02/01/31 (a)(b)	300,000	246,355
4.75%, 02/01/32 (a)(b)	80,000	66,273
4.50%, 05/01/32 (a)	135,000	109,567
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/27 (a)(b)	75,000	67,245
7.75%, 04/15/28 (a)(b)	50,000	39,372
CMG Media Corp.
8.88%, 12/15/27 (a)(b)	25,000	19,662
Cogent Communications Group, Inc.
3.50%, 05/01/26 (a)(b)	25,000	23,167
Consolidated Communications, Inc.
6.50%, 10/01/28 (a)(b)	35,000	26,902
CSC Holdings LLC
11.25%, 05/15/28 (a)(b)	200,000	197,445
5.75%, 01/15/30 (a)(b)	275,000	152,371
Directv Financing LLC/Directv Financing Co-Obligor, Inc.
5.88%, 08/15/27 (a)(b)	125,000	110,890
DISH DBS Corp.
5.88%, 11/15/24	75,000	69,830
7.75%, 07/01/26	70,000	52,419
5.25%, 12/01/26 (a)(b)	51,000	43,086
7.38%, 07/01/28 (a)	30,000	18,823
5.75%, 12/01/28 (a)(b)	100,000	77,814
5.13%, 06/01/29	25,000	13,540
DISH Network Corp.
11.75%, 11/15/27 (a)(b)	210,000	213,264
Embarq Corp.
8.00%, 06/01/36	47,000	28,673
Frontier Communications Holdings LLC
5.88%, 10/15/27 (a)(b)	52,000	47,408
5.00%, 05/01/28 (a)(b)	115,000	98,646
6.75%, 05/01/29 (a)(b)	19,000	14,766
8.75%, 05/15/30 (a)(b)	85,000	82,698
8.63%, 03/15/31 (a)(b)	25,000	24,099
Frontier Florida LLC
6.86%, 02/01/28	10,000	9,375
GCI LLC
4.75%, 10/15/28 (a)(b)	25,000	21,716
Getty Images, Inc.
9.75%, 03/01/27 (a)(b)	25,000	25,042
Gray Escrow II, Inc.
5.38%, 11/15/31 (a)(b)	105,000	73,400
Gray Television, Inc.
5.88%, 07/15/26 (a)(b)	25,000	22,897
4.75%, 10/15/30 (a)(b)	20,000	13,985
Hughes Satellite Systems Corp.
5.25%, 08/01/26	60,000	55,218
iHeartCommunications, Inc.
6.38%, 05/01/26 (a)	50,000	43,676
5.25%, 08/15/27 (a)(b)	20,000	15,835
4.75%, 01/15/28 (a)(b)	35,000	27,010
Iliad Holding SASU
6.50%, 10/15/26 (a)(b)	200,000	191,017
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
INNOVATE Corp.
8.50%, 02/01/26 (a)(b)	10,000	7,700
Intelsat Jackson Holdings S.A.
6.50%, 03/15/30 (a)(b)	110,000	101,135
Lamar Media Corp.
3.75%, 02/15/28 (a)	68,000	61,996
Level 3 Financing, Inc.
4.63%, 09/15/27 (a)(b)	75,000	56,470
4.25%, 07/01/28 (a)(b)	60,000	39,395
10.50%, 05/15/30 (a)(b)	70,000	71,168
Liberty Interactive LLC
8.50%, 07/15/29	10,000	3,953
8.25%, 02/01/30	15,000	5,841
Lions Gate Capital Holdings LLC
5.50%, 04/15/29 (a)(b)	25,000	15,259
Lumen Technologies, Inc.
4.00%, 02/15/27 (a)(b)	55,000	34,714
4.50%, 01/15/29 (a)(b)	15,000	4,966
7.60%, 09/15/39	12,000	3,574
McGraw-Hill Education, Inc.
5.75%, 08/01/28 (a)(b)	55,000	48,862
8.00%, 08/01/29 (a)(b)	27,000	24,063
Millennium Escrow Corp.
6.63%, 08/01/26 (a)(b)	25,000	20,622
News Corp.
3.88%, 05/15/29 (a)(b)	50,000	43,955
Nexstar Media, Inc.
5.63%, 07/15/27 (a)(b)	90,000	84,676
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
10.75%, 06/01/28 (a)(b)	10,000	9,313
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.00%, 08/15/27 (a)(b)	20,000	18,121
4.63%, 03/15/30 (a)(b)	65,000	52,911
Paramount Global
6.25%, 02/28/57 (a)(c)	10,000	7,840
6.38%, 03/30/62 (a)(c)	55,000	45,424
Qwest Corp.
7.25%, 09/15/25	10,000	9,521
Radiate Holdco LLC/Radiate Finance, Inc.
4.50%, 09/15/26 (a)(b)	30,000	23,412
6.50%, 09/15/28 (a)(b)	37,000	20,021
ROBLOX Corp.
3.88%, 05/01/30 (a)(b)	27,000	22,299
Rogers Communications, Inc.
5.25%, 03/15/82 (a)(b)	30,000	27,239
SBA Communications Corp.
3.88%, 02/15/27 (a)	25,000	23,137
3.13%, 02/01/29 (a)	125,000	107,151
Scripps Escrow II, Inc.
3.88%, 01/15/29 (a)(b)	25,000	20,098
Sinclair Television Group, Inc.
5.50%, 03/01/30 (a)(b)	20,000	10,677
4.13%, 12/01/30 (a)(b)	30,000	19,363
Sirius XM Radio, Inc.
3.13%, 09/01/26 (a)(b)	19,000	17,168
5.00%, 08/01/27 (a)(b)	75,000	69,411
4.00%, 07/15/28 (a)(b)	100,000	86,684
5.50%, 07/01/29 (a)(b)	20,000	18,027
4.13%, 07/01/30 (a)(b)	38,000	31,020
3.88%, 09/01/31 (a)(b)	70,000	54,545
Stagwell Global LLC
5.63%, 08/15/29 (a)(b)	40,000	33,441
See financial notes
14Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
TEGNA, Inc.
4.75%, 03/15/26 (a)(b)	20,000	19,075
4.63%, 03/15/28 (a)	50,000	44,846
5.00%, 09/15/29 (a)	50,000	44,061
Telecom Italia Capital S.A.
6.38%, 11/15/33	135,000	118,756
6.00%, 09/30/34	10,000	8,388
7.20%, 07/18/36	10,000	9,047
Telesat Canada/Telesat LLC
5.63%, 12/06/26 (a)(b)	10,000	7,066
4.88%, 06/01/27 (a)(b)	5,000	3,370
6.50%, 10/15/27 (a)(b)	15,000	7,500
Townsquare Media, Inc.
6.88%, 02/01/26 (a)(b)	20,000	19,269
United States Cellular Corp.
6.70%, 12/15/33	30,000	29,259
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC
6.00%, 01/15/30 (a)(b)	35,000	23,153
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC
10.50%, 02/15/28 (a)(b)	80,000	79,883
4.75%, 04/15/28 (a)(b)	15,000	12,658
6.50%, 02/15/29 (a)(b)	40,000	27,336
Univision Communications, Inc.
6.63%, 06/01/27 (a)(b)	125,000	121,142
8.00%, 08/15/28 (a)(b)	100,000	100,035
4.50%, 05/01/29 (a)(b)	20,000	17,234
7.38%, 06/30/30 (a)(b)	50,000	48,437
UPC Broadband Finco BV
4.88%, 07/15/31 (a)(b)	200,000	165,250
Urban One, Inc.
7.38%, 02/01/28 (a)(b)	50,000	43,523
Viasat, Inc.
5.63%, 09/15/25 (a)(b)	50,000	47,359
Videotron Ltd.
5.13%, 04/15/27 (a)(b)	55,000	52,712
Virgin Media Secured Finance plc
5.50%, 05/15/29 (a)(b)	200,000	183,066
Vmed O2 UK Financing I plc
4.75%, 07/15/31 (a)(b)	200,000	167,362
Vodafone Group plc
7.00%, 04/04/79 (a)(c)	75,000	75,637
3.25%, 06/04/81 (a)(c)	25,000	22,122
4.13%, 06/04/81 (a)(c)	10,000	7,822
5.13%, 06/04/81 (a)(c)	65,000	45,412
Windstream Escrow LLC/Windstream Escrow Finance Corp.
7.75%, 08/15/28 (a)(b)	55,000	44,639
WMG Acquisition Corp.
3.75%, 12/01/29 (a)(b)	75,000	65,093
Zayo Group Holdings, Inc.
4.00%, 03/01/27 (a)(b)	48,000	36,016
6.13%, 03/01/28 (a)(b)	50,000	32,546
Ziggo Bond Co. BV
6.00%, 01/15/27 (a)(b)	200,000	186,196
		6,894,187
Consumer Cyclical 20.5%
1011778 BC ULC/New Red Finance, Inc.
3.50%, 02/15/29 (a)(b)	50,000	43,822
4.00%, 10/15/30 (a)(b)	225,000	190,812
99 Escrow Issuer, Inc.
7.50%, 01/15/26 (a)(b)	30,000	11,979
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Adient Global Holdings Ltd.
7.00%, 04/15/28 (a)(b)	35,000	35,394
8.25%, 04/15/31 (a)(b)	25,000	25,653
Affinity Interactive
6.88%, 12/15/27 (a)(b)	35,000	31,026
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63%, 07/15/26 (a)(b)	75,000	71,412
9.75%, 07/15/27 (a)(b)	75,000	68,968
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
4.63%, 06/01/28 (a)(b)	200,000	170,180
Allison Transmission, Inc.
3.75%, 01/30/31 (a)(b)	75,000	62,712
AMC Entertainment Holdings, Inc.
7.50%, 02/15/29 (a)(b)	45,000	30,756
American Axle & Manufacturing, Inc.
6.50%, 04/01/27 (a)	75,000	71,152
APX Group, Inc.
5.75%, 07/15/29 (a)(b)	55,000	47,439
Arches Buyer, Inc.
4.25%, 06/01/28 (a)(b)	25,000	21,776
6.13%, 12/01/28 (a)(b)	25,000	21,470
Asbury Automotive Group, Inc.
4.63%, 11/15/29 (a)(b)	70,000	61,825
5.00%, 02/15/32 (a)(b)	16,000	13,741
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 08/01/29 (a)(b)	25,000	21,687
Aston Martin Capital Holdings Ltd.
10.50%, 11/30/25 (a)(b)	200,000	203,331
Bath & Body Works, Inc.
7.50%, 06/15/29 (a)	65,000	65,593
6.63%, 10/01/30 (a)(b)	25,000	24,406
6.95%, 03/01/33	50,000	46,779
6.88%, 11/01/35	70,000	65,520
Beazer Homes USA, Inc.
7.25%, 10/15/29 (a)	65,000	63,057
Boyd Gaming Corp.
4.75%, 06/15/31 (a)(b)	75,000	66,126
Boyne USA, Inc.
4.75%, 05/15/29 (a)(b)	25,000	22,585
Brookfield Residential Properties, Inc./Brookfield Residential US LLC
5.00%, 06/15/29 (a)(b)	60,000	50,115
4.88%, 02/15/30 (a)(b)	25,000	20,677
Caesars Entertainment, Inc.
6.25%, 07/01/25 (a)(b)	75,000	74,485
8.13%, 07/01/27 (a)(b)	150,000	152,435
4.63%, 10/15/29 (a)(b)	50,000	43,812
Caesars Resort Collection LLC/CRC Finco, Inc.
5.75%, 07/01/25 (a)(b)	25,000	25,040
Carnival Corp.
7.63%, 03/01/26 (a)(b)	40,000	39,918
5.75%, 03/01/27 (a)(b)	250,000	235,503
4.00%, 08/01/28 (a)(b)	100,000	89,571
6.00%, 05/01/29 (a)(b)	25,000	22,594
10.50%, 06/01/30 (a)(b)	130,000	138,584
Carriage Services, Inc.
4.25%, 05/15/29 (a)(b)	25,000	21,717
Carrols Restaurant Group, Inc.
5.88%, 07/01/29 (a)(b)	15,000	12,922
Cars.com, Inc.
6.38%, 11/01/28 (a)(b)	20,000	18,515
Carvana Co.
5.50%, 04/15/27 (a)(b)	41,000	30,167
5.88%, 10/01/28 (a)(b)	25,000	15,404
See financial notes
Schwab High Yield Bond ETF | Annual Report15

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
CCM Merger, Inc.
6.38%, 05/01/26 (a)(b)	10,000	9,729
CDI Escrow Issuer, Inc.
5.75%, 04/01/30 (a)(b)	75,000	69,818
CEC Entertainment LLC
6.75%, 05/01/26 (a)(b)	75,000	71,780
Cedar Fair LP
5.25%, 07/15/29 (a)	50,000	45,054
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (a)	15,000	14,194
Century Communities, Inc.
6.75%, 06/01/27 (a)	15,000	14,968
3.88%, 08/15/29 (a)(b)	25,000	21,565
Churchill Downs, Inc.
5.50%, 04/01/27 (a)(b)	19,000	18,322
6.75%, 05/01/31 (a)(b)	30,000	29,386
Cinemark USA, Inc.
5.88%, 03/15/26 (a)(b)	25,000	24,023
5.25%, 07/15/28 (a)(b)	35,000	31,120
Clarios Global LP
6.75%, 05/15/25 (a)(b)	15,000	15,008
Clarios Global LP/Clarios U.S. Finance Co.
6.25%, 05/15/26 (a)(b)	30,000	29,738
8.50%, 05/15/27 (a)(b)	75,000	75,896
6.75%, 05/15/28 (a)(b)	25,000	24,958
CoreCivic, Inc.
8.25%, 04/15/26 (a)	25,000	25,122
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/28 (a)(b)	30,000	28,591
CWT Travel Group, Inc.
8.50%, 11/19/26 (a)(b)	20,000	10,517
Dana, Inc.
4.25%, 09/01/30 (a)	70,000	57,622
Dave & Buster's, Inc.
7.63%, 11/01/25 (a)(b)	25,000	25,271
eG Global Finance plc
6.75%, 02/07/25 (a)(b)	225,000	221,942
Evergreen Acqco 1 LP/TVI, Inc.
9.75%, 04/26/28 (a)(b)	20,000	20,874
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.
4.63%, 01/15/29 (a)(b)	25,000	21,649
6.75%, 01/15/30 (a)(b)	50,000	41,334
Foot Locker, Inc.
4.00%, 10/01/29 (a)(b)	15,000	11,304
Ford Motor Co.
4.35%, 12/08/26 (a)	125,000	120,773
6.63%, 10/01/28	15,000	15,136
7.45%, 07/16/31	123,000	129,784
3.25%, 02/12/32 (a)	55,000	42,983
6.10%, 08/19/32 (a)	45,000	43,039
4.75%, 01/15/43	105,000	78,593
7.40%, 11/01/46	15,000	15,359
Ford Motor Credit Co. LLC
7.35%, 11/04/27 (a)	400,000	407,448
Forestar Group, Inc.
3.85%, 05/15/26 (a)(b)	15,000	13,904
5.00%, 03/01/28 (a)(b)	10,000	9,252
Full House Resorts, Inc.
8.25%, 02/15/28 (a)(b)	15,000	13,360
Garda World Security Corp.
4.63%, 02/15/27 (a)(b)	85,000	78,711
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Go Daddy Operating Co. LLC/GD Finance Co., Inc.
3.50%, 03/01/29 (a)(b)	50,000	43,024
Group 1 Automotive, Inc.
4.00%, 08/15/28 (a)(b)	25,000	22,221
GrubHub Holdings, Inc.
5.50%, 07/01/27 (a)(b)	15,000	10,384
Guitar Center, Inc.
8.50%, 01/15/26 (a)(b)	15,000	13,741
Hanesbrands, Inc.
4.88%, 05/15/26 (a)(b)	30,000	28,077
9.00%, 02/15/31 (a)(b)	25,000	25,121
Hilton Domestic Operating Co., Inc.
3.75%, 05/01/29 (a)(b)	25,000	22,047
3.63%, 02/15/32 (a)(b)	190,000	159,067
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
5.00%, 06/01/29 (a)(b)	65,000	57,685
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.88%, 04/01/27 (a)	20,000	19,293
International Game Technology plc
4.13%, 04/15/26 (a)(b)	200,000	190,028
IRB Holding Corp.
7.00%, 06/15/25 (a)(b)	25,000	25,022
Jacobs Entertainment, Inc.
6.75%, 02/15/29 (a)(b)	25,000	22,679
KB Home
4.00%, 06/15/31 (a)	50,000	42,164
Kohl's Corp.
4.63%, 05/01/31 (a)(d)	25,000	18,429
Las Vegas Sands Corp.
3.50%, 08/18/26 (a)	75,000	69,593
3.90%, 08/08/29 (a)	25,000	22,040
LCM Investments Holdings II LLC
4.88%, 05/01/29 (a)(b)	50,000	43,448
Life Time, Inc.
5.75%, 01/15/26 (a)(b)	25,000	24,414
8.00%, 04/15/26 (a)(b)	20,000	19,868
Light & Wonder International, Inc.
7.00%, 05/15/28 (a)(b)	75,000	74,788
Lindblad Expeditions Holdings, Inc.
9.00%, 05/15/28 (a)(b)	25,000	25,711
Lithia Motors, Inc.
3.88%, 06/01/29 (a)(b)	65,000	55,872
Live Nation Entertainment, Inc.
6.50%, 05/15/27 (a)(b)	25,000	25,042
4.75%, 10/15/27 (a)(b)	105,000	97,912
LSF9 Atlantis Holdings LLC/Victra Finance Corp.
7.75%, 02/15/26 (a)(b)	25,000	22,804
M/I Homes, Inc.
4.95%, 02/01/28 (a)	8,000	7,431
Macy's Retail Holdings LLC
5.88%, 04/01/29 (a)(b)	150,000	135,732
Marriott Ownership Resorts, Inc.
4.50%, 06/15/29 (a)(b)	30,000	25,378
Match Group Holdings II LLC
4.13%, 08/01/30 (a)(b)	77,000	66,106
Mattamy Group Corp.
4.63%, 03/01/30 (a)(b)	50,000	44,243
Matthews International Corp.
5.25%, 12/01/25 (a)(b)	15,000	14,451
Meritage Homes Corp.
3.88%, 04/15/29 (a)(b)	25,000	21,843
See financial notes
16Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Metis Merger Sub LLC
6.50%, 05/15/29 (a)(b)	25,000	21,735
MGM Resorts International
4.75%, 10/15/28 (a)	125,000	113,552
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.
4.88%, 05/01/29 (a)(b)	30,000	26,127
Mohegan Tribal Gaming Authority
8.00%, 02/01/26 (a)(b)	65,000	60,590
Murphy Oil USA, Inc.
3.75%, 02/15/31 (a)(b)	50,000	42,105
NCL Corp., Ltd.
3.63%, 12/15/24 (a)(b)	29,000	27,781
5.88%, 03/15/26 (a)(b)	25,000	23,595
5.88%, 02/15/27 (a)(b)	75,000	72,746
8.38%, 02/01/28 (a)(b)	25,000	25,792
7.75%, 02/15/29 (a)(b)	40,000	38,089
NCL Finance Ltd.
6.13%, 03/15/28 (a)(b)	25,000	22,562
NMG Holding Co., Inc./Neiman Marcus Group LLC
7.13%, 04/01/26 (a)(b)	33,000	31,393
Nordstrom, Inc.
4.00%, 03/15/27 (a)	15,000	13,102
6.95%, 03/15/28	10,000	9,728
4.38%, 04/01/30 (a)	20,000	16,000
4.25%, 08/01/31 (a)	15,000	11,298
5.00%, 01/15/44 (a)	45,000	28,620
Penn Entertainment, Inc.
5.63%, 01/15/27 (a)(b)	25,000	23,812
Penske Automotive Group, Inc.
3.50%, 09/01/25 (a)(b)	20,000	19,062
3.75%, 06/15/29 (a)(b)	25,000	21,476
PM General Purchaser LLC
9.50%, 10/01/28 (a)(b)	50,000	48,192
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (a)(b)	55,000	43,950
Prime Security Services Borrower LLC/Prime Finance, Inc.
5.75%, 04/15/26 (b)	40,000	39,291
3.38%, 08/31/27 (a)(b)	35,000	31,161
6.25%, 01/15/28 (a)(b)	50,000	47,674
QVC, Inc.
4.45%, 02/15/25 (a)	37,000	33,303
4.75%, 02/15/27 (a)	20,000	13,222
4.38%, 09/01/28 (a)	10,000	5,668
5.95%, 03/15/43	5,000	2,309
Rakuten Group, Inc.
10.25%, 11/30/24 (b)	200,000	202,000
Real Hero Merger Sub 2, Inc.
6.25%, 02/01/29 (a)(b)	35,000	28,533
Realogy Group LLC/Realogy Co-Issuer Corp.
5.75%, 01/15/29 (a)(b)	25,000	17,934
5.25%, 04/15/30 (a)(b)	25,000	17,380
Rite Aid Corp.
8.00%, 11/15/26 (a)(b)(e)(f)	30,000	19,081
Royal Caribbean Cruises Ltd.
5.38%, 07/15/27 (a)(b)	130,000	122,449
11.63%, 08/15/27 (a)(b)	100,000	109,053
5.50%, 04/01/28 (a)(b)	100,000	93,830
8.25%, 01/15/29 (a)(b)	25,000	26,150
Sally Holdings LLC/Sally Capital, Inc.
5.63%, 12/01/25 (a)	25,000	24,853
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.
6.63%, 03/01/30 (a)(b)	25,000	22,060
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
SeaWorld Parks & Entertainment, Inc.
5.25%, 08/15/29 (a)(b)	25,000	22,469
Service Corp. International
3.38%, 08/15/30 (a)	55,000	45,452
4.00%, 05/15/31 (a)	50,000	42,437
Shea Homes LP/Shea Homes Funding Corp.
4.75%, 02/15/28 (a)	19,000	17,506
Six Flags Entertainment Corp.
5.50%, 04/15/27 (a)(b)	25,000	23,554
7.25%, 05/15/31 (a)(b)	34,000	32,634
Sonic Automotive, Inc.
4.63%, 11/15/29 (a)(b)	50,000	42,798
Sotheby's
7.38%, 10/15/27 (a)(b)	12,000	10,939
Staples, Inc.
7.50%, 04/15/26 (a)(b)	67,000	55,500
10.75%, 04/15/27 (a)(b)	25,000	13,662
Station Casinos LLC
4.50%, 02/15/28 (a)(b)	25,000	22,397
StoneMor, Inc.
8.50%, 05/15/29 (a)(b)	20,000	16,708
Taylor Morrison Communities, Inc.
5.13%, 08/01/30 (a)(b)	50,000	45,906
The ADT Security Corp.
4.13%, 08/01/29 (a)(b)	50,000	43,690
4.88%, 07/15/32 (b)	15,000	12,952
The Brink's Co.
4.63%, 10/15/27 (a)(b)	25,000	23,271
The Gap, Inc.
3.63%, 10/01/29 (a)(b)	75,000	57,164
3.88%, 10/01/31 (a)(b)	10,000	7,256
The Goodyear Tire & Rubber Co.
5.00%, 05/31/26 (a)	40,000	38,635
4.88%, 03/15/27 (a)	95,000	89,452
5.00%, 07/15/29 (a)	50,000	44,425
The Michaels Cos., Inc.
7.88%, 05/01/29 (a)(b)	60,000	41,646
TKC Holdings, Inc.
10.50%, 05/15/29 (a)(b)	35,000	29,081
Travel & Leisure Co.
4.50%, 12/01/29 (a)(b)	75,000	64,618
Tri Pointe Homes, Inc.
5.70%, 06/15/28 (a)	45,000	42,706
Uber Technologies, Inc.
7.50%, 09/15/27 (a)(b)	30,000	30,659
4.50%, 08/15/29 (a)(b)	115,000	105,511
Under Armour, Inc.
3.25%, 06/15/26 (a)	25,000	22,936
Vail Resorts, Inc.
6.25%, 05/15/25 (a)(b)	50,000	49,870
Victoria's Secret & Co.
4.63%, 07/15/29 (a)(b)	35,000	25,373
Viking Cruises Ltd.
5.88%, 09/15/27 (a)(b)	75,000	70,197
9.13%, 07/15/31 (a)(b)	25,000	25,851
VOC Escrow Ltd.
5.00%, 02/15/28 (a)(b)	55,000	51,100
WASH Multifamily Acquisition, Inc.
5.75%, 04/15/26 (a)(b)	25,000	23,207
Wolverine World Wide, Inc.
4.00%, 08/15/29 (a)(b)	25,000	18,748
See financial notes
Schwab High Yield Bond ETF | Annual Report17

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
WW International, Inc.
4.50%, 04/15/29 (a)(b)	16,000	11,094
Wyndham Hotels & Resorts, Inc.
4.38%, 08/15/28 (a)(b)	25,000	22,822
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.50%, 03/01/25 (a)(b)	21,000	20,764
5.25%, 05/15/27 (a)(b)	13,000	12,316
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (a)(b)	65,000	58,247
7.13%, 02/15/31 (a)(b)	50,000	49,180
Yum! Brands, Inc.
4.75%, 01/15/30 (a)(b)	125,000	115,225
4.63%, 01/31/32 (a)	65,000	58,217
ZF North America Capital, Inc.
4.75%, 04/29/25 (b)	150,000	145,881
ZipRecruiter, Inc.
5.00%, 01/15/30 (a)(b)	25,000	21,000
		9,396,759
Consumer Non-Cyclical 11.4%
Acadia Healthcare Co., Inc.
5.50%, 07/01/28 (a)(b)	25,000	23,709
ACCO Brands Corp.
4.25%, 03/15/29 (a)(b)	35,000	29,933
AdaptHealth LLC
5.13%, 03/01/30 (a)(b)	25,000	20,530
Akumin, Inc.
7.00%, 11/01/25 (a)(b)	25,000	18,906
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
7.50%, 03/15/26 (a)(b)	43,000	43,744
4.63%, 01/15/27 (a)(b)	125,000	118,168
3.50%, 03/15/29 (a)(b)	75,000	64,946
AMN Healthcare, Inc.
4.63%, 10/01/27 (a)(b)	50,000	45,914
4.00%, 04/15/29 (a)(b)	10,000	8,562
Aramark Services, Inc.
6.38%, 05/01/25 (a)(b)	116,000	116,300
5.00%, 02/01/28 (a)(b)	5,000	4,669
Avantor Funding, Inc.
4.63%, 07/15/28 (a)(b)	71,000	65,976
B&G Foods, Inc.
5.25%, 04/01/25 (a)	55,000	53,844
Bausch Health Americas, Inc.
9.25%, 04/01/26 (a)(b)	30,000	27,209
8.50%, 01/31/27 (a)(b)	45,000	25,085
Bausch Health Cos., Inc.
5.50%, 11/01/25 (a)(b)	100,000	90,167
9.00%, 12/15/25 (a)(b)	85,000	77,878
4.88%, 06/01/28 (a)(b)	50,000	29,716
11.00%, 09/30/28 (b)	100,000	71,644
5.00%, 02/15/29 (a)(b)	20,000	8,391
5.25%, 02/15/31 (a)(b)	24,000	10,205
BellRing Brands, Inc.
7.00%, 03/15/30 (a)(b)	30,000	30,040
Cano Health LLC
6.25%, 10/01/28 (a)(b)	10,000	3,409
Catalent Pharma Solutions, Inc.
3.13%, 02/15/29 (a)(b)	25,000	21,062
3.50%, 04/01/30 (a)(b)	25,000	21,123
Central Garden & Pet Co.
4.13%, 10/15/30 (a)	25,000	21,540
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Charles River Laboratories International, Inc.
4.00%, 03/15/31 (a)(b)	58,000	50,139
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 04/15/25 (a)(b)	50,000	49,925
CHS/Community Health Systems, Inc.
8.00%, 03/15/26 (a)(b)	200,000	195,458
5.63%, 03/15/27 (a)(b)	100,000	88,105
6.88%, 04/01/28 (a)(b)	75,000	45,108
6.88%, 04/15/29 (a)(b)	50,000	30,711
6.13%, 04/01/30 (a)(b)	5,000	2,882
4.75%, 02/15/31 (a)(b)	30,000	22,377
Coty Inc/HFC Prestige Products, Inc./HFC Prestige International US LLC
6.63%, 07/15/30 (a)(b)	25,000	25,030
Coty, Inc.
5.00%, 04/15/26 (a)(b)	50,000	48,109
Darling Ingredients, Inc.
5.25%, 04/15/27 (a)(b)	25,000	24,331
6.00%, 06/15/30 (a)(b)	40,000	39,134
DaVita, Inc.
4.63%, 06/01/30 (a)(b)	150,000	128,798
Edgewell Personal Care Co.
5.50%, 06/01/28 (a)(b)	25,000	23,585
4.13%, 04/01/29 (a)(b)	20,000	17,351
Elanco Animal Health, Inc.
6.65%, 08/28/28 (a)(d)	75,000	74,156
Embecta Corp.
5.00%, 02/15/30 (a)(b)	20,000	16,269
Emergent BioSolutions, Inc.
3.88%, 08/15/28 (a)(b)	10,000	4,812
Encompass Health Corp.
4.75%, 02/01/30 (a)	50,000	45,587
4.63%, 04/01/31 (a)	35,000	30,724
Energizer Holdings, Inc.
6.50%, 12/31/27 (a)(b)	15,000	14,507
4.38%, 03/31/29 (a)(b)	50,000	42,881
Fortrea Holdings, Inc.
7.50%, 07/01/30 (a)(b)	50,000	49,000
Garden Spinco Corp.
8.63%, 07/20/30 (a)(b)	10,000	10,685
Global Medical Response, Inc.
6.50%, 10/01/25 (a)(b)	25,000	17,301
Grifols S.A.
4.75%, 10/15/28 (a)(b)	200,000	175,654
Heartland Dental LLC/Heartland Dental Finance Corp.
10.50%, 04/30/28 (a)(b)	35,000	35,394
Herbalife Nutrition Ltd./HLF Financing, Inc.
7.88%, 09/01/25 (a)(b)	25,000	24,080
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%, 06/01/26 (a)(b)	5,000	1,988
HLF Financing Sarl LLC/Herbalife International, Inc.
4.88%, 06/01/29 (a)(b)	25,000	18,728
Hologic, Inc.
3.25%, 02/15/29 (a)(b)	50,000	43,475
Ingles Markets, Inc.
4.00%, 06/15/31 (a)(b)	50,000	41,920
IQVIA, Inc.
5.00%, 10/15/26 (a)(b)	200,000	193,383
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.
5.00%, 12/31/26 (a)(b)	25,000	23,341
7.00%, 12/31/27 (a)(b)	50,000	44,052
Lamb Weston Holdings, Inc.
4.13%, 01/31/30 (a)(b)	100,000	88,036
See financial notes
18Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Medline Borrower LP
3.88%, 04/01/29 (a)(b)	220,000	192,264
5.25%, 10/01/29 (a)(b)	50,000	44,451
ModivCare Escrow Issuer, Inc.
5.00%, 10/01/29 (a)(b)	25,000	18,460
ModivCare, Inc.
5.88%, 11/15/25 (a)(b)	5,000	4,749
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (a)(b)	50,000	42,507
5.75%, 11/01/28 (a)(b)	30,000	22,505
Newell Brands, Inc.
4.20%, 04/01/26 (a)(d)	100,000	95,901
6.63%, 09/15/29 (a)	85,000	84,281
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%, 04/30/31 (a)(b)	200,000	170,581
Owens & Minor, Inc.
6.63%, 04/01/30 (a)(b)	25,000	22,766
P&L Development LLC/PLD Finance Corp.
7.75%, 11/15/25 (a)(b)	10,000	8,655
Performance Food Group, Inc.
6.88%, 05/01/25 (a)(b)	10,000	10,024
5.50%, 10/15/27 (a)(b)	5,000	4,819
4.25%, 08/01/29 (a)(b)	75,000	66,076
Pilgrim's Pride Corp.
4.25%, 04/15/31 (a)	17,000	14,723
3.50%, 03/01/32 (a)	25,000	20,155
6.25%, 07/01/33 (a)	75,000	74,520
Post Holdings, Inc.
5.63%, 01/15/28 (a)(b)	125,000	119,973
4.63%, 04/15/30 (a)(b)	55,000	48,779
4.50%, 09/15/31 (a)(b)	10,000	8,624
Prestige Brands, Inc.
3.75%, 04/01/31 (a)(b)	50,000	41,420
Prime Healthcare Services, Inc.
7.25%, 11/01/25 (a)(b)	25,000	23,451
Radiology Partners, Inc.
9.25%, 02/01/28 (a)(b)	25,000	9,841
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.
9.75%, 12/01/26 (a)(b)	46,000	43,059
RP Escrow Issuer LLC
5.25%, 12/15/25 (a)(b)	25,000	19,284
Safeway, Inc.
7.25%, 02/01/31	10,000	10,475
Select Medical Corp.
6.25%, 08/15/26 (a)(b)	50,000	49,574
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed
4.63%, 03/01/29 (a)(b)	25,000	20,828
Spectrum Brands, Inc.
3.88%, 03/15/31 (a)(b)	25,000	20,968
Surgery Center Holdings, Inc.
10.00%, 04/15/27 (a)(b)	25,000	25,460
Syneos Health, Inc.
3.63%, 01/15/29 (a)(b)	25,000	24,960
Teleflex, Inc.
4.63%, 11/15/27 (a)	15,000	14,160
4.25%, 06/01/28 (a)(b)	15,000	13,810
Tempur Sealy International, Inc.
3.88%, 10/15/31 (a)(b)	75,000	60,340
Tenet Healthcare Corp.
4.88%, 01/01/26 (a)	50,000	48,522
5.13%, 11/01/27 (a)	25,000	23,797
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
4.63%, 06/15/28 (a)	18,000	16,594
6.13%, 10/01/28 (a)	150,000	144,614
4.25%, 06/01/29 (a)	25,000	22,345
4.38%, 01/15/30 (a)	230,000	204,544
6.13%, 06/15/30 (a)	25,000	24,257
6.75%, 05/15/31 (a)(b)	35,000	34,870
6.88%, 11/15/31	15,000	15,023
The Scotts Miracle-Gro Co.
4.50%, 10/15/29 (a)	45,000	37,681
4.00%, 04/01/31 (a)	20,000	15,738
4.38%, 02/01/32 (a)	10,000	7,927
The Toledo Hospital
4.98%, 11/15/45 (a)	20,000	12,135
6.02%, 11/15/48	25,000	17,181
Triton Water Holdings, Inc.
6.25%, 04/01/29 (a)(b)	50,000	42,548
United Natural Foods, Inc.
6.75%, 10/15/28 (a)(b)	15,000	12,503
US Acute Care Solutions LLC
6.38%, 03/01/26 (a)(b)	75,000	65,314
US Foods, Inc.
4.75%, 02/15/29 (a)(b)	100,000	91,362
4.63%, 06/01/30 (a)(b)	5,000	4,449
US Renal Care, Inc.
10.63%, 07/15/27 (a)(b)	5,000	2,037
Valvoline, Inc.
3.63%, 06/15/31 (a)(b)	25,000	19,980
Vector Group Ltd.
5.75%, 02/01/29 (a)(b)	75,000	65,358
Vista Outdoor, Inc.
4.50%, 03/15/29 (a)(b)	25,000	20,859
		5,241,767
Energy 11.1%
Aethon United BR LP/Aethon United Finance Corp.
8.25%, 02/15/26 (a)(b)	75,000	75,442
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (a)	25,000	24,558
5.75%, 05/20/27 (a)	75,000	69,436
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.75%, 03/01/27 (a)(b)	10,000	9,701
5.38%, 06/15/29 (a)(b)	75,000	70,354
Antero Resources Corp.
5.38%, 03/01/30 (a)(b)	50,000	46,801
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (a)(b)	39,000	37,266
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
7.00%, 11/01/26 (a)(b)	25,000	24,876
Baytex Energy Corp.
8.75%, 04/01/27 (a)(b)	50,000	51,221
8.50%, 04/30/30 (a)(b)	30,000	30,447
Blue Racer Midstream LLC/Blue Racer Finance Corp.
7.63%, 12/15/25 (a)(b)	50,000	50,190
Bristow Group, Inc.
6.88%, 03/01/28 (a)(b)	25,000	23,408
Buckeye Partners LP
4.13%, 03/01/25 (a)(b)	15,000	14,459
3.95%, 12/01/26 (a)	75,000	69,244
4.50%, 03/01/28 (a)(b)	15,000	13,626
5.85%, 11/15/43 (a)	25,000	19,434
California Resources Corp.
7.13%, 02/01/26 (a)(b)	25,000	25,087
See financial notes
Schwab High Yield Bond ETF | Annual Report19

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Callon Petroleum Co.
8.00%, 08/01/28 (a)(b)	50,000	50,751
7.50%, 06/15/30 (a)(b)	25,000	24,736
Calumet Specialty Products Partners LP/Calumet Finance Corp.
11.00%, 04/15/25 (a)(b)	25,000	25,655
8.13%, 01/15/27 (a)(b)	25,000	23,917
Chesapeake Energy Corp.
6.75%, 04/15/29 (a)(b)	75,000	74,530
Chord Energy Corp.
6.38%, 06/01/26 (a)(b)	25,000	24,664
CITGO Holding, Inc.
9.25%, 08/01/24 (a)(b)	55,000	55,061
CITGO Petroleum Corp.
6.38%, 06/15/26 (a)(b)	55,000	53,760
Civitas Resources, Inc.
5.00%, 10/15/26 (a)(b)	50,000	47,498
8.75%, 07/01/31 (a)(b)	43,000	44,559
CNX Resources Corp.
7.38%, 01/15/31 (a)(b)	50,000	49,956
Comstock Resources, Inc.
6.75%, 03/01/29 (a)(b)	60,000	56,195
Crescent Energy Finance LLC
9.25%, 02/15/28 (a)(b)	12,000	12,286
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.00%, 02/01/29 (a)(b)	75,000	73,706
7.38%, 02/01/31 (a)(b)	25,000	25,780
CrownRock LP/CrownRock Finance, Inc.
5.63%, 10/15/25 (a)(b)	53,000	52,211
CVR Energy, Inc.
5.75%, 02/15/28 (a)(b)	50,000	45,571
DT Midstream, Inc.
4.13%, 06/15/29 (a)(b)	85,000	75,392
4.38%, 06/15/31 (a)(b)	5,000	4,334
Earthstone Energy Holdings LLC
8.00%, 04/15/27 (a)(b)	75,000	76,620
Encino Acquisition Partners Holdings LLC
8.50%, 05/01/28 (a)(b)	29,000	27,524
Endeavor Energy Resources LP/EER Finance, Inc.
5.75%, 01/30/28 (a)(b)	30,000	29,375
EnLink Midstream LLC
5.38%, 06/01/29 (a)	15,000	14,316
6.50%, 09/01/30 (a)(b)	75,000	75,276
EnLink Midstream Partners LP
5.60%, 04/01/44 (a)	15,000	12,805
5.05%, 04/01/45 (a)	15,000	11,978
5.45%, 06/01/47 (a)	50,000	41,549
EQM Midstream Partners LP
7.50%, 06/01/27 (a)(b)	50,000	50,512
6.50%, 07/01/27 (a)(b)	75,000	74,593
4.50%, 01/15/29 (a)(b)	25,000	22,739
4.75%, 01/15/31 (a)(b)	75,000	66,353
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%, 04/01/29 (a)(b)	60,000	52,992
Genesis Energy LP/Genesis Energy Finance Corp.
6.25%, 05/15/26 (a)	100,000	97,087
8.00%, 01/15/27 (a)	75,000	74,014
Global Marine, Inc.
7.00%, 06/01/28	25,000	21,731
Global Partners LP/GLP Finance Corp.
6.88%, 01/15/29 (a)	15,000	14,189
Harvest Midstream I LP
7.50%, 09/01/28 (a)(b)	25,000	25,085
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Hess Midstream Operations LP
5.63%, 02/15/26 (a)(b)	10,000	9,795
4.25%, 02/15/30 (a)(b)	50,000	44,009
5.50%, 10/15/30 (a)(b)	15,000	14,058
Hilcorp Energy I LP/Hilcorp Finance Co.
6.00%, 02/01/31 (a)(b)	100,000	91,978
6.25%, 04/15/32 (a)(b)	10,000	9,187
Holly Energy Partners LP/Holly Energy Finance Corp.
5.00%, 02/01/28 (a)(b)	25,000	23,474
Howard Midstream Energy Partners LLC
8.88%, 07/15/28 (a)(b)	20,000	20,731
ITT Holdings LLC
6.50%, 08/01/29 (a)(b)	70,000	63,241
Kinetik Holdings LP
5.88%, 06/15/30 (a)(b)	40,000	38,785
Matador Resources Co.
5.88%, 09/15/26 (a)	50,000	48,812
MEG Energy Corp.
5.88%, 02/01/29 (a)(b)	50,000	47,814
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26 (a)(b)	50,000	47,911
10.50%, 05/15/27 (a)(b)	25,000	24,831
Murphy Oil Corp.
6.38%, 07/15/28 (a)	75,000	75,029
Nabors Industries, Inc.
7.38%, 05/15/27 (a)(b)	75,000	73,260
New Fortress Energy, Inc.
6.75%, 09/15/25 (a)(b)	35,000	33,863
6.50%, 09/30/26 (a)(b)	50,000	46,521
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%, 02/01/26 (a)(b)	85,000	84,700
NGL Energy Partners LP/NGL Energy Finance Corp.
7.50%, 04/15/26 (a)	20,000	19,248
Nine Energy Service, Inc.
13.00%, 02/01/28 (a)	5,000	4,568
Noble Finance II LLC
8.00%, 04/15/30 (a)(b)	25,000	25,875
Northern Oil & Gas, Inc.
8.13%, 03/01/28 (a)(b)	100,000	100,331
Northriver Midstream Finance LP
5.63%, 02/15/26 (a)(b)	25,000	24,062
NuStar Logistics LP
6.00%, 06/01/26 (a)	35,000	34,339
6.38%, 10/01/30 (a)	50,000	48,173
Oceaneering International, Inc.
4.65%, 11/15/24 (a)	15,000	14,700
6.00%, 02/01/28 (a)	15,000	14,119
Parkland Corp.
4.50%, 10/01/29 (a)(b)	75,000	66,159
Patterson-UTI Energy, Inc.
3.95%, 02/01/28 (a)	25,000	22,959
5.15%, 11/15/29 (a)	15,000	13,835
PBF Holding Co. LLC/PBF Finance Corp.
7.25%, 06/15/25 (a)	25,000	25,024
6.00%, 02/15/28 (a)	34,000	32,192
PDC Energy, Inc.
5.75%, 05/15/26 (a)	50,000	49,906
Permian Resources Operating LLC
5.88%, 07/01/29 (a)(b)	50,000	48,274
Petrofac Ltd.
9.75%, 11/15/26 (a)(b)	20,000	15,369
See financial notes
20Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Range Resources Corp.
8.25%, 01/15/29 (a)	50,000	51,953
4.75%, 02/15/30 (a)(b)	10,000	9,040
Rockcliff Energy II LLC
5.50%, 10/15/29 (a)(b)	75,000	69,214
Rockies Express Pipeline LLC
3.60%, 05/15/25 (a)(b)	10,000	9,442
4.95%, 07/15/29 (a)(b)	50,000	45,815
4.80%, 05/15/30 (a)(b)	20,000	17,506
SM Energy Co.
6.63%, 01/15/27 (a)	25,000	24,710
6.50%, 07/15/28 (a)	25,000	24,460
Southwestern Energy Co.
4.75%, 02/01/32 (a)	105,000	93,129
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.00%, 06/01/31 (a)(b)	30,000	25,817
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
9.00%, 10/15/26 (a)(b)(d)	25,000	24,148
Sunoco LP/Sunoco Finance Corp.
5.88%, 03/15/28 (a)	15,000	14,583
4.50%, 05/15/29 (a)	50,000	45,267
4.50%, 04/30/30 (a)	25,000	22,314
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
6.00%, 03/01/27 (a)(b)	25,000	23,986
5.50%, 01/15/28 (a)(b)	25,000	23,250
6.00%, 12/31/30 (a)(b)	25,000	22,394
6.00%, 09/01/31 (a)(b)	50,000	44,455
Talos Production, Inc.
12.00%, 01/15/26 (a)	25,000	26,088
Transocean Poseidon Ltd.
6.88%, 02/01/27 (a)(b)	37,500	37,301
Transocean, Inc.
11.50%, 01/30/27 (a)(b)	50,000	52,828
8.00%, 02/01/27 (a)(b)	22,000	21,483
8.75%, 02/15/30 (a)(b)	42,750	43,774
6.80%, 03/15/38	50,000	39,000
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (a)	25,000	24,742
6.88%, 09/01/27 (a)	60,000	58,556
Valaris Ltd.
8.38%, 04/30/30 (a)(b)	30,000	30,585
Venture Global Calcasieu Pass LLC
6.25%, 01/15/30 (a)(b)	50,000	48,764
4.13%, 08/15/31 (a)(b)	10,000	8,493
3.88%, 11/01/33 (a)(b)	110,000	89,485
Venture Global LNG, Inc.
8.13%, 06/01/28 (a)(b)	75,000	75,723
8.38%, 06/01/31 (a)(b)	130,000	131,253
Vermilion Energy, Inc.
6.88%, 05/01/30 (a)(b)	25,000	23,694
Vital Energy, Inc.
9.50%, 01/15/25 (a)	25,000	25,151
7.75%, 07/31/29 (a)(b)	15,000	13,514
W&T Offshore, Inc.
11.75%, 02/01/26 (a)(b)	10,000	10,134
Weatherford International Ltd.
8.63%, 04/30/30 (a)(b)	100,000	102,517
		5,076,550
Industrial Other 1.4%
AECOM
5.13%, 03/15/27 (a)	50,000	48,019
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
APi Group DE, Inc.
4.13%, 07/15/29 (a)(b)	30,000	25,929
Artera Services LLC
9.03%, 12/04/25 (a)(b)	25,000	23,285
Brand Industrial Services, Inc.
10.38%, 08/01/30 (a)(b)	50,000	51,626
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00%, 02/01/26 (a)(b)	50,000	48,049
Fluor Corp.
4.25%, 09/15/28 (a)	50,000	46,672
Global Infrastructure Solutions, Inc.
7.50%, 04/15/32 (a)(b)	20,000	17,428
Grand Canyon University
4.13%, 10/01/24	90,000	85,369
Great Lakes Dredge & Dock Corp.
5.25%, 06/01/29 (a)(b)	60,000	51,460
Hillenbrand, Inc.
4.50%, 09/15/26 (a)(d)	15,000	14,607
Pike Corp.
5.50%, 09/01/28 (a)(b)	50,000	45,048
TopBuild Corp.
4.13%, 02/15/32 (a)(b)	50,000	41,670
Vericast Corp.
11.00%, 09/15/26 (a)(b)	105,000	109,864
12.50%, 12/15/27 (a)(b)	10,000	11,337
Williams Scotsman International, Inc.
4.63%, 08/15/28 (a)(b)	50,000	45,670
		666,033
Technology 6.9%
Alteryx, Inc.
8.75%, 03/15/28 (a)(b)	50,000	48,295
AthenaHealth Group, Inc.
6.50%, 02/15/30 (a)(b)	80,000	69,552
Block, Inc.
2.75%, 06/01/26 (a)	20,000	18,206
3.50%, 06/01/31 (a)	50,000	41,047
Boxer Parent Co., Inc.
7.13%, 10/02/25 (a)(b)	25,000	25,054
Camelot Finance S.A.
4.50%, 11/01/26 (a)(b)	25,000	23,407
Castle US Holding Corp.
9.50%, 02/15/28 (a)(b)	10,000	5,494
Central Parent, Inc./CDK Global, Inc.
7.25%, 06/15/29 (a)(b)	25,000	24,683
Clarivate Science Holdings Corp.
4.88%, 07/01/29 (a)(b)	65,000	56,743
Cloud Software Group, Inc.
6.50%, 03/31/29 (a)(b)	155,000	138,780
9.00%, 09/30/29 (a)(b)	130,000	116,339
Coherent Corp.
5.00%, 12/15/29 (a)(b)	50,000	44,460
CommScope Technologies LLC
6.00%, 06/15/25 (a)(b)	140,000	128,275
5.00%, 03/15/27 (a)(b)	25,000	13,925
CommScope, Inc.
4.75%, 09/01/29 (a)(b)	65,000	48,362
Conduent Business Services LLC/Conduent State & Local Solutions, Inc.
6.00%, 11/01/29 (a)(b)	25,000	20,657
Consensus Cloud Solutions, Inc.
6.50%, 10/15/28 (a)(b)	50,000	45,236
See financial notes
Schwab High Yield Bond ETF | Annual Report21

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
CoreLogic, Inc.
4.50%, 05/01/28 (a)(b)	25,000	20,460
Crowdstrike Holdings, Inc.
3.00%, 02/15/29 (a)	45,000	38,731
Entegris Escrow Corp.
4.75%, 04/15/29 (a)(b)	25,000	23,284
5.95%, 06/15/30 (a)(b)	50,000	47,933
Entegris, Inc.
4.38%, 04/15/28 (a)(b)	25,000	22,815
3.63%, 05/01/29 (a)(b)	15,000	12,906
Fair Isaac Corp.
4.00%, 06/15/28 (a)(b)	75,000	68,655
Gartner, Inc.
3.75%, 10/01/30 (a)(b)	100,000	86,454
Gen Digital, Inc.
5.00%, 04/15/25 (a)(b)	20,000	19,625
6.75%, 09/30/27 (a)(b)	75,000	75,270
GoTo Group, Inc.
5.50%, 09/01/27 (a)(b)	10,000	5,863
HealthEquity, Inc.
4.50%, 10/01/29 (a)(b)	25,000	22,201
Imola Merger Corp.
4.75%, 05/15/29 (a)(b)	105,000	93,437
Iron Mountain Information Management Services, Inc.
5.00%, 07/15/32 (a)(b)	35,000	30,256
Iron Mountain, Inc.
7.00%, 02/15/29 (a)(b)	125,000	124,788
5.25%, 07/15/30 (a)(b)	150,000	135,493
McAfee Corp.
7.38%, 02/15/30 (a)(b)	75,000	65,686
Mobius Merger Sub, Inc.
9.00%, 06/01/30 (a)(b)	15,000	13,691
NCR Corp.
5.13%, 04/15/29 (a)(b)	135,000	122,902
Neptune Bidco U.S., Inc.
9.29%, 04/15/29 (a)(b)	125,000	116,840
ON Semiconductor Corp.
3.88%, 09/01/28 (a)(b)	10,000	8,911
Open Text Corp.
3.88%, 02/15/28 (a)(b)	25,000	22,271
Open Text Holdings, Inc.
4.13%, 02/15/30 (a)(b)	115,000	99,206
Paysafe Finance plc/Paysafe Holdings US Corp.
4.00%, 06/15/29 (a)(b)	15,000	12,728
Pitney Bowes, Inc.
6.88%, 03/15/27 (a)(b)	30,000	22,679
Presidio Holdings, Inc.
8.25%, 02/01/28 (a)(b)	50,000	48,495
PTC, Inc.
4.00%, 02/15/28 (a)(b)	50,000	45,983
Rackspace Technology Global, Inc.
3.50%, 02/15/28 (a)(b)	15,000	7,133
5.38%, 12/01/28 (a)(b)	5,000	1,458
Rocket Software, Inc.
6.50%, 02/15/29 (a)(b)	25,000	20,773
Sabre Global, Inc.
7.38%, 09/01/25 (a)(b)	75,000	73,781
Seagate HDD Cayman
8.25%, 12/15/29 (a)(b)	75,000	78,751
9.63%, 12/01/32 (a)(b)	100,000	110,882
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Sensata Technologies BV
5.00%, 10/01/25 (b)	35,000	34,145
4.00%, 04/15/29 (a)(b)	35,000	30,776
Sensata Technologies, Inc.
3.75%, 02/15/31 (a)(b)	100,000	83,890
SS&C Technologies, Inc.
5.50%, 09/30/27 (a)(b)	75,000	72,270
The Dun & Bradstreet Corp.
5.00%, 12/15/29 (a)(b)	25,000	22,460
Twilio, Inc.
3.88%, 03/15/31 (a)	40,000	33,541
Veritas US, Inc./Veritas Bermuda Ltd.
7.50%, 09/01/25 (a)(b)	50,000	41,016
Verscend Escrow Corp.
9.75%, 08/15/26 (a)(b)	100,000	99,591
Western Digital Corp.
4.75%, 02/15/26 (a)	100,000	95,441
Xerox Corp.
4.80%, 03/01/35	15,000	10,145
6.75%, 12/15/39	25,000	19,506
Xerox Holdings Corp.
5.00%, 08/15/25 (a)(b)	50,000	47,747
Ziff Davis, Inc.
4.63%, 10/15/30 (a)(b)	15,000	12,916
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.
3.88%, 02/01/29 (a)(b)	10,000	8,510
		3,180,810
Transportation 2.5%
Air Canada
3.88%, 08/15/26 (a)(b)	50,000	46,223
Allegiant Travel Co.
7.25%, 08/15/27 (a)(b)	50,000	48,990
American Airlines Group, Inc.
3.75%, 03/01/25 (b)	25,000	23,948
American Airlines, Inc.
11.75%, 07/15/25 (b)	175,000	191,705
7.25%, 02/15/28 (a)(b)	65,000	63,916
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26 (b)	50,417	49,526
5.75%, 04/20/29 (b)	15,000	14,361
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.75%, 04/01/28 (a)(b)	75,000	68,276
Delta Air Lines, Inc.
2.90%, 10/28/24 (a)	15,000	14,543
7.38%, 01/15/26 (a)	25,000	25,747
3.75%, 10/28/29 (a)	50,000	44,542
First Student Bidco, Inc./First Transit Parent, Inc.
4.00%, 07/31/29 (a)(b)	60,000	51,085
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.
5.75%, 01/20/26 (a)(b)	60,000	55,578
Rand Parent LLC
8.50%, 02/15/30 (a)(b)	35,000	33,369
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
8.00%, 09/20/25 (a)(b)	50,000	50,099
The Hertz Corp.
4.63%, 12/01/26 (a)(b)	10,000	9,063
5.00%, 12/01/29 (a)(b)	75,000	61,735
United Airlines, Inc.
4.38%, 04/15/26 (a)(b)	60,000	56,606
4.63%, 04/15/29 (a)(b)	80,000	71,238
See financial notes
22Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
VistaJet Malta Finance plc/Vista Management Holding, Inc.
7.88%, 05/01/27 (a)(b)	25,000	22,650
9.50%, 06/01/28 (a)(b)	85,000	78,520
Watco Cos. LLC/Watco Finance Corp.
6.50%, 06/15/27 (a)(b)	25,000	24,155
XPO CNW, Inc.
6.70%, 05/01/34	25,000	24,876
XPO, Inc.
7.13%, 06/01/31 (a)(b)	25,000	25,160
		1,155,911
		38,271,958

Utility 3.0%
Electric 3.0%
Algonquin Power & Utilities Corp.
4.75%, 01/18/82 (a)(c)	35,000	28,660
Calpine Corp.
4.50%, 02/15/28 (a)(b)	130,000	120,461
5.13%, 03/15/28 (a)(b)	75,000	68,399
5.00%, 02/01/31 (a)(b)	33,000	27,953
Clearway Energy Operating LLC
3.75%, 02/15/31 (a)(b)	100,000	82,308
DPL, Inc.
4.13%, 07/01/25 (a)	50,000	47,610
Edison International
8.13%, 06/15/53 (a)(c)	45,000	45,883
Emera, Inc.
6.75%, 06/15/76 (a)(c)	60,000	57,825
FirstEnergy Corp.
4.15%, 07/15/27 (a)(d)	75,000	70,814
2.65%, 03/01/30 (a)	125,000	104,863
4.85%, 07/15/47 (a)(d)	25,000	21,778
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (a)(b)	15,000	13,875
NOVA Chemicals Corp.
5.00%, 05/01/25 (a)(b)	22,000	20,966
5.25%, 06/01/27 (a)(b)	65,000	57,863
NRG Energy, Inc.
5.25%, 06/15/29 (a)(b)	10,000	9,010
3.88%, 02/15/32 (a)(b)	150,000	116,193
Pattern Energy Operations LP/Pattern Energy Operations, Inc.
4.50%, 08/15/28 (a)(b)	20,000	18,226
PG&E Corp.
5.25%, 07/01/30 (a)	75,000	66,701
Sunnova Energy Corp.
5.88%, 09/01/26 (a)(b)	50,000	44,043
SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
Talen Energy Supply LLC
8.63%, 06/01/30 (a)(b)	60,000	62,536
Terraform Global Operating LP
6.13%, 03/01/26 (a)(b)	25,000	24,060
TerraForm Power Operating LLC
4.75%, 01/15/30 (a)(b)	45,000	38,622
Topaz Solar Farms LLC
5.75%, 09/30/39 (b)	25,000	23,662
TransAlta Corp.
6.50%, 03/15/40	10,000	9,568
Vistra Operations Co. LLC
5.63%, 02/15/27 (a)(b)	25,000	24,090
5.00%, 07/31/27 (a)(b)	185,000	174,161
		1,380,130
Total Corporates (Cost $43,857,795)		44,040,281

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 2.0% OF NET ASSETS

Money Market Funds 2.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (g)	934,921	934,921
Total Short-Term Investments (Cost $934,921)		934,921
Total Investments in Securities (Cost $44,792,716)		44,975,202

(a)
The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).

(b)
Securities exempt from registration under Rule 144A of the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $34,557,731 or 75.3% of net assets.

(c)
Security is in a fixed-rate coupon period. Based on index eligibility requirements and the fund’s investment objective this security will be removed from the index prior to converting to a floating rate security.

(d)	Step up security that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.
(e)	On October 15, 2023, the issuer filed for bankruptcy. The security was subsequently sold.
(f)	Security is in default on interest payments.
(g)	The rate shown is the annualized 7-day yield.
See financial notes
Schwab High Yield Bond ETF | Annual Report23

Schwab High Yield Bond ETF
Portfolio Holdings  as of August 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Corporates[1]	$—	$44,040,281	$—	$44,040,281
Short-Term Investments[1]	934,921	—	—	934,921
Total	$934,921	$44,040,281	$—	$44,975,202

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
See financial notes
24Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Statement of Assets and Liabilities

As of August 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $44,792,716)		$44,975,202
Receivables:
Interest		760,386
Investments sold		183,959
Dividends	+	2,029
Total assets		45,921,576

Liabilities
Payables:
Management fees	+	3,823
Total liabilities		3,823
Net assets		$45,917,753

Net Assets by Source
Capital received from investors		$45,288,214
Total distributable earnings	+	629,539
Net assets		$45,917,753

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$45,917,753		900,000		$51.02

See financial notes
Schwab High Yield Bond ETF | Annual Report25

Schwab High Yield Bond ETF
Statement of Operations

For the period July 11, 2023* through August 31, 2023
Investment Income
Interest received from securities - unaffiliated		$465,767
Dividends received from securities - unaffiliated	+	3,179
Total investment income		468,946

Expenses
Management fees		5,879
Total expenses	–	5,879
Net investment income		463,067

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(16,014)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	182,486
Net realized and unrealized gains		166,472
Increase in net assets resulting from operations		$629,539

*	Commencement of operations.
See financial notes
26Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Statement of Changes in Net Assets

For the current period only
OPERATIONS
	7/11/23*-8/31/23
Net investment income		$463,067
Net realized losses		(16,014)
Net change in unrealized appreciation (depreciation)	+	182,486
Increase in net assets resulting from operations		$629,539

TRANSACTIONS IN FUND SHARES
	7/11/23*-8/31/23
		SHARES	VALUE
Shares sold		900,000	$45,288,214
Net transactions in fund shares		900,000	$45,288,214

SHARES OUTSTANDING AND NET ASSETS
	7/11/23*-8/31/23
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	900,000	45,917,753
End of period		900,000	$45,917,753

*	Commencement of operations.
See financial notes
Schwab High Yield Bond ETF | Annual Report27

Schwab High Yield Bond ETF
Financial Notes

1. Business Structure of the Fund:
Schwab High Yield Bond ETF is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB STRATEGIC TRUST (ORGANIZED JANUARY 27, 2009)
Schwab High Yield Bond ETF	Schwab U.S. TIPS ETF
Schwab Municipal Bond ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Broad Market ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab 1000 Index®ETF	Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Large-Cap ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Large-Cap Growth ETF	Schwab 1-5 Year Corporate Bond ETF
Schwab U.S. Large-Cap Value ETF	Schwab 5-10 Year Corporate Bond ETF
Schwab U.S. Mid-Cap ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab International Dividend Equity ETF	Schwab Fundamental International Large Company Index ETF
Schwab International Equity ETF	Schwab Fundamental International Small Company Index ETF
Schwab International Small-Cap Equity ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Schwab Emerging Markets Equity ETF	Schwab Ariel ESG ETF
Schwab U.S. REIT ETF	Schwab Crypto Thematic ETF
The fund issues and redeems shares at its net asset value per share (NAV) only in large blocks of shares (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutional investors who have entered into an authorized participant agreement purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). A chart showing the frequency at which the fund’s daily closing market price was at a discount or premium to the fund’s NAV can be found at www.schwabassetmanagement.com.
Schwab High Yield Bond ETF commenced operations on July 11, 2023.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain mutual funds, which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Schwab High Yield Bond ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
• Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security’s fair value.
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds (ETFs) and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash
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Schwab High Yield Bond ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of August 31, 2023, are disclosed in the fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Delayed-Delivery Transactions and When-Issued Securities: The fund may transact in securities on a delayed-delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed-delivery or when-issued basis are identified as such in the fund’s Portfolio Holdings, if any. The fund may receive compensation for interest forgone in the purchase of a delayed-delivery or when-issued security. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors. The fund complies with Rule 18f-4 under the 1940 Act, the fund operates as a limited derivatives user, with respect to purchase commitments held within the fund, portfolio securities are no longer required to be segregated as collateral with a value at least equal to the amount of a purchase commitment and the fund’s exposure is monitored under a derivatives risk management program.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. If the fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security’s maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date). Debt securities may be placed on non-accrual status and set to accrue at a rate of interest less than the contractual coupon or have the interest receivable written off when the collection of all or a portion of interest has become doubtful.
(e)  Expenses:
Pursuant to the Amended and Restated Advisory Agreement (Advisory Agreement) between the investment adviser and the trust, the investment adviser will pay the operating expenses of the fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund. The Advisory Agreement excludes paying acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in underlying funds.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income, if any, monthly and from net realized capital gains, if any, once a year.  To receive a distribution, you must be a registered shareholder on the record date.  Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
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Schwab High Yield Bond ETF
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(j) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a rise in interest rates generally causes the fund’s share price to fall. The longer the fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. Also, a change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates, which could have sudden and unpredictable effects on the markets and significantly impact the value of fixed-income securities in which the fund invests. A sudden or unpredictable rise in interest rates may cause volatility and the value of fixed-income securities to decline.
Credit Risk. A decline in the credit quality of an issuer, guarantor or liquidity provider of a portfolio investment or a counterparty could cause the fund to lose money or underperform. The fund could lose money if, due to a decline in credit quality, the issuer, guarantor or liquidity provider of a portfolio investment or a counterparty fails to make, or is perceived as being unable or unwilling to make, timely principal or interest payments or otherwise honor its obligations.
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Schwab High Yield Bond ETF
Financial Notes (continued)

3. Risk Factors (continued):
High-Yield Risk. High-yield securities and unrated securities of similar credit quality (junk bonds) are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Non-U.S. Issuer Risk. The fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations. The fund’s investments in bonds of non-U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with bonds issued by non-U.S. corporations and entities in emerging markets.
Privately Issued Securities Risk. Privately issued securities, including those purchased pursuant to Rule 144A under the Securities Act of 1933, as amended (the 1933 Act), are generally not traded on established markets. Privately issued securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the fund to sell these bonds. Delay or difficulty in selling such securities may result in a loss to the fund.
Portfolio Turnover Risk. The fund may engage in frequent trading of its portfolio securities in connection with its tracking of the index or in response to market conditions. A higher portfolio turnover rate may result in increased transaction costs, which may lower the fund’s performance. A higher portfolio turnover rate can also result in an increase in taxable capital gains distributions to the fund’s shareholders.
Prepayment and Extension Risk. Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Prepayments of obligations could cause the fund to forgo future interest income on the portion of the security’s principal repaid early and force the fund to reinvest that money at the lower prevailing interest rates. Extensions of obligations could cause the fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the fund’s performance.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives used by the fund are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk, credit risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
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Schwab High Yield Bond ETF
Financial Notes (continued)

3. Risk Factors (continued):
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. An investor may pay more than NAV when buying shares of the fund in the secondary market, and an investor may receive less than NAV when selling those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or market disruption.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to the Advisory Agreement between the investment adviser and the trust.
For its advisory services to the fund, the investment adviser is entitled to receive an annual management fee, payable monthly, equal to 0.10% of the fund’s average daily net assets. Subsequent to the reporting period ended August 31, 2023 the management fee for the fund was reduced from 0.10% to 0.03% effective September 25, 2023.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board. The fund had no interfund borrowing or lending activity during the period.
Shareholder Concentration
Certain accounts or CSIM affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these accounts of their holdings in a fund may impact the fund’s liquidity and NAV. These redemptions may also force the fund to sell securities, which may negatively impact the fund’s brokerage costs. Please refer to note 3 for more information on liquidity risk. As of August 31, 2023, one institution held 42% of the outstanding shares of the fund.

5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the fund.
State Street Bank and Trust Company (State Street) serves as the fund’s transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the fund’s shares. The transfer agent is also responsible for the order-taking function for the fund’s shares.
State Street also serves as custodian and accountant for the fund. The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.
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Schwab High Yield Bond ETF
Financial Notes (continued)

 6. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates.  Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund did not pay any interested trustees or non-interested trustees (independent trustees). The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

7. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $1 billion line of credit (the Syndicated Credit Facility), maturing on September 28, 2023. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by the fund, the investment adviser paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex, in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street, maturing on September 28, 2023. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount the fund borrows. There were no borrowings by the fund from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2023, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES/MATURITIES OF SECURITIES
$546,527	$813,876

9. In-Kind Transactions:
The consideration for the purchase of Creation Units of the fund often consists of the in-kind deposit of a designated portfolio of fixed-income securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. Variable charges paid to the fund generally have no effect on net asset value per share. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, the investment adviser may cover the cost of any transaction fees when believed to be in the best interests of the fund.
The in-kind transactions for the period ended August 31, 2023, were as follows:
IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
$44,052,143	$0
For the period ended August 31, 2023, the fund may realize net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the fund and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the fund’s tax year. These reclassifications have no effect on net assets or net asset value per share. The net realized gains or losses on sales of in-kind redemptions for the period ended August 31, 2023, are disclosed in the fund’s Statement of Operations, if any.
34Schwab High Yield Bond ETF  | Annual Report

Schwab High Yield Bond ETF
Financial Notes (continued)

 10. Federal Income Taxes:
As of August 31, 2023, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$44,792,716	$409,980	($227,494 )	$182,486

As of August 31, 2023, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
$463,067	$182,486	($16,014 )	$629,539
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2023, the fund had capital loss carryforwards of $16,014.
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. There were no distributions paid during the period ended August 31, 2023.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations.
As of August 31, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the fund’s Statement of Operations. During the period ended August 31, 2023, the fund did not incur any interest or penalties.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
Schwab High Yield Bond ETF  | Annual Report35

Schwab High Yield Bond ETF
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Strategic Trust and Shareholders of Schwab High Yield Bond ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab High Yield Bond ETF, (the “Fund”) one of the funds constituting Schwab Strategic Trust, as of August 31, 2023, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from July 11, 2023 (commencement of operations) through August 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 11, 2023 (commencement of operations) through August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
October 17, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
36Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Investment Advisory Agreement Approval

Initial Approval of Investment Advisory Agreement
The Investment Company Act of 1940, as amended (the 1940 Act), requires that the approval of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreements or “interested persons” of any party thereto (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) called and held a meeting on December 14, 2022, in part, for the purpose of considering whether to appoint Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser), as investment adviser to the Schwab High Yield Bond ETF (the Fund) under the investment advisory agreement between Schwab Strategic Trust (the Trust) and the investment adviser (the Agreement). In preparation for the meeting, the Board requested and reviewed a wide variety of materials provided by the investment adviser and considered information that the Board receives from the investment adviser throughout the year, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also received data provided by an independent provider of investment company data. In recognition of the fact that the Fund had not yet commenced operations, the Board also considered information provided by the investment adviser in connection with the Board’s consideration of approval of the investment advisory agreement with respect to the other funds within the Trust. The Board also took into account the detailed information about other funds within the Trust that the Board reviews during the course of each year, including information that relates to those funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees received advice from Independent Trustees’ legal counsel, including with respect to the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participated in question and answer sessions with representatives of the investment adviser and met in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees approved the Agreement with respect to the Fund. In addition, the Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Fund at meetings held on April 27, 2023 and June 6, 2023, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term at the meeting on June 6, 2023 called for the purpose of voting on such approval. The Board’s initial approval of the Agreement and the approval of the continuance of the Agreement was based on consideration and evaluation of a variety of specific factors discussed at these meetings, including:
1.
the nature, extent and quality of the services to be provided to the Fund under the Agreement, including the resources of the investment adviser and its affiliates to be dedicated to the Fund;
2.
the investment adviser’s investment performance in managing other index-based exchange-traded funds;
3.
the Fund’s estimated expenses and how those expenses compared to those of certain other similar exchange-traded funds;
4.
the expected profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to management of the Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.
the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by the investment adviser to the Fund and the resources that the investment adviser and its affiliates will dedicate to the Fund. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support to be provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees also considered Schwab’s
Schwab High Yield Bond ETF | Annual Report37

Schwab High Yield Bond ETF
overall financial condition and reputation as a full service brokerage firm as well as the wide range of products, services, and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by the investment adviser to the Fund and the resources of the investment adviser and its affiliates dedicated to the Fund supported initial approval and renewal of the Agreement with respect to the Fund.
Fund Performance. Since the Fund had not commenced operations and therefore did not have any performance of its own, the Board considered the Fund’s expected index tracking error and the characteristics of the Fund’s proposed index relative to other market indices in determining whether to approve the Agreement. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expected performance of the Fund supported initial approval and renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the proposed rate of compensation called for by the Agreement and the Fund’s estimated operating expense ratio, in each case, in comparison to those of other similar exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Fund and the services to be provided as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to mutual funds and other exchange-traded funds that it manages. The Board evaluated the Fund’s unitary fee through review of comparative information with respect to fees paid by other similar exchange-traded funds tracking high yield bond indices. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported initial approval and renewal of the Agreement with respect to the Fund.
Profitability. With regard to profitability, the Trustees considered the expected compensation to be flowing to the investment adviser and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analysis of the investment adviser relating to the Fund, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Fund and other funds in the complex. The Trustees considered any other potential benefits to be derived by the investment adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the expected compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable in light of the quality of all services to be rendered to the Fund by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems that would benefit the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the expected profitability of the investment adviser, albeit uncertain, is reasonable and supported initial approval and renewal of the Agreement with respect to the Fund.
Economies of Scale. Recognizing that the Fund had not yet commenced operations and had no assets, the Trustees considered the potential existence of any economies of scale and whether those could be expected to be passed along to the Fund’s shareholders by way of the relatively low advisory fee and unitary fee structure of the Fund through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by the investment adviser in the investment adviser’s infrastructure, including modernizing its technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; and (ii) pricing the Fund to scale and keeping overall expenses down as the Fund grows. The Trustees acknowledged that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund may increase as a result of regulatory or other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund may be expected to obtain reasonable benefits from economies of scale if such economies develop.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, initially approved the Agreement and approved the continuance of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of the services to be provided and the related expenses to be borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
38Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Strategic Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
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Schwab High Yield Bond ETF
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None
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Schwab High Yield Bond ETF

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director
(Apr. 2006 – present), Charles Schwab Bank, SSB; Director
(Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director
(Oct. 2020 – present), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present)
and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment
Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present),
Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Sept. 2023 – present),
Chief Investment Officer (June 2011 – present) and Vice President (June 2011 – Sept. 2023),
Schwab Funds, Laudus Trust and Schwab ETFs.

Jonathan de St. Paer
1973
President
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer
(Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab
Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief
Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.;
President (Nov. 2018 – present), Chief Executive Officer (Apr. 2019 – Sept. 2023) and Trustee
(Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice
President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles
Schwab & Co., Inc.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Chief Financial Officer (Mar. 2020 – present) and Vice President
(Oct. 2013 – Mar. 2023), Charles Schwab Investment Management, Inc.

Schwab High Yield Bond ETF | Annual Report41

Schwab High Yield Bond ETF
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.

Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Managing Director (Mar. 2023 – present), Chief Investment Officer (Apr. 2011 – present) and
Senior Vice President (Apr. 2011 – Mar. 2023) Charles Schwab Investment Management, Inc.;
Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus
Trust and Schwab ETFs.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Chief Investment Officer (Jan. 2020 – present) and
Senior Vice President (Jan. 2020 – Mar. 2023) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Managing Director (Mar. 2023 – present), Chief Legal Officer (Mar. 2022 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (July 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
42Schwab High Yield Bond ETF | Annual Report

Schwab High Yield Bond ETF
Glossary

ask See “offer.”
asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.
bid The highest price at which someone is willing to buy a security.
bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations The date that the first NAV was calculated.
coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.
creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
credit quality The capacity of an issuer to make its interest and principal payments; an assessment typically rendered by an independent third-party organization.
credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
duration A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.
ICE BofA US Cash Pay High Yield Constrained Index An index that contains all securities in the ICE BofA US Cash Pay High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a prorate basis.
inception date The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity The ability to convert a security or asset quickly into cash.
market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features,
Schwab High Yield Bond ETF | Annual Report43

Schwab High Yield Bond ETF
such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.
net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask) The lowest price at which an individual is willing to sell a security.
open The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.
prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
primary market The market that deals with the issuance of new securities.
replication If a fund uses a full replication method, the fund will invest substantially all of its assets proportionately in the securities included in the underlying index.
sampling If a fund uses a sampling method, the fund will not fully replicate the underlying index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index as closely as a fund that uses a full replication method.
secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread The gap between bid and ask prices of a security.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error The difference between the performance of the fund and its benchmark index, positive or negative.
weighted average For mutual funds or ETFs, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.
44Schwab High Yield Bond ETF | Annual Report

Notes

Notes

Schwab High Yield Bond ETF
Schwab ETFs

Schwab ETFs are designed to serve as simple low-cost core investment products for a diversified portfolio. These ETFs seek to provide consistent, repeatable performance through a variety of investment strategies that span the equity and fixed income spectrum. The list below shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabassetmanagement.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.

Schwab ETFs
U.S. ETFs
Schwab U.S. Broad Market ETF
Schwab 1000 Index® ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF
International ETFs
Schwab International Dividend Equity ETF
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
Fixed-Income ETFs
Schwab U.S. TIPS ETF
Schwab Short-Term U.S. Treasury ETF
Schwab Intermediate-Term U.S. Treasury ETF
Schwab Long-Term U.S. Treasury ETF
Schwab U.S. Aggregate Bond ETF
Schwab 1-5 Year Corporate Bond ETF
Schwab 5-10 Year Corporate Bond ETF
Schwab Municipal Bond ETF
Schwab High Yield Bond ETF
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
Index ETF
Active, Semi-Transparent (Also Known As Non-Transparent) ETF
Schwab Ariel ESG ETF
Thematic ETFs
Schwab Crypto Thematic ETF
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Schwab ETFs
1-877-824-5615
© 2023 Charles Schwab Investment Management, Inc., dba Schwab Asset Management. All rights reserved.
Printed on recycled paper.
*
FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.
The Schwab Ariel ESG ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This fund will not. This may create additional risks for your investment. For example:
•
You may have to pay more money to trade the fund’s shares. This fund will provide less information to traders, who tend to charge more for trades when they have less information.
•
The price you pay to buy fund shares on an exchange may not match the value of the fund’s portfolio. The same is true when you sell shares. These price differences may be greater for this fund compared to other ETFs because it provides less information to traders.
•
These additional risks may be even greater in bad or uncertain market conditions.
•
The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this fund and other ETFs may also have advantages. By keeping certain information about the fund secret, this fund may face less risk that other traders can predict or copy its investment strategy. This may improve the fund’s performance. If other traders are able to copy or predict the fund’s investment strategy, however, this may hurt the fund’s performance.
For additional information regarding the unique attributes and risks of the fund, see Proxy Portfolio Risk, Premium/Discount Risk, Trading Halt Risk, Authorized Participant Concentration Risk, Tracking Error Risk and Shares of the Fund May Trade at Prices Other Than NAV in the Principal Risks and Proxy Portfolio and Proxy Overlap sections of the prospectus and/or the Statement of Additional Information. These risks are discussed on the next page.

Schwab High Yield Bond ETF
Active semi-transparent (also referred to as non-transparent) ETFs operate differently from other exchange-traded funds (ETFs). Unlike other ETFs, an active semi-transparent ETF does not publicly disclose its entire portfolio composition each business day, which may affect the price at which shares of the ETF trade in the secondary market. Active semi-transparent ETFs have limited public trading history. There can be no assurance that an active trading market will develop, be maintained or operate as intended. There is a risk that the market price of an active semi-transparent ETF may vary significantly from the ETF’s net asset value and that its shares may trade at a wider bid/ask spread and, therefore, cost investors more to trade than shares of other ETFs. These risks are heightened during periods of market disruption or volatility.
Proxy Portfolio Risk: Unlike traditional ETFs, this fund does not disclose its portfolio holdings (Actual Portfolio) daily. The fund instead posts a Proxy Portfolio on its website each day. The Proxy Portfolio is designed to reflect the economic exposures and risk characteristics of the fund’s actual holdings on each trading day, but it is not the same as the fund’s Actual Portfolio. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the underlying NAV per Share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. ETF trading on the basis of a published Proxy Portfolio may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore may cost investors more to trade. Also, while the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders.
Proxy Portfolio Construction: The Proxy Portfolio is designed to recreate the daily performance of the Actual Portfolio. This is achieved by performing a “Factor Model” analysis of the Actual Portfolio. The Factor Model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The fund uses a “Model Universe” to generate its Proxy Portfolio. The Model Universe is comprised of securities that the fund can purchase and will be a financial index or stated portfolio of securities from which fund investments will be selected. The results of the Factor Model analysis are then applied to the Model Universe. The Proxy Portfolio is then generated as a result of this Model Universe analysis with the Proxy Portfolio being a small sub-set of the Model Universe. The Factor Model is applied to both the Actual Portfolio and the Model Universe to construct the fund’s Proxy Portfolio that performs in a manner substantially identical to the performance of its Actual Portfolio. The Proxy Portfolio will only include investments the fund is permitted to hold. The fund’s SAI contains more information on the Proxy Portfolio and its construction.
Proxy Portfolio and Proxy Overlap Information regarding the contents of the Proxy Portfolio, and the percentage weight overlap between the holdings of the Proxy Portfolio and the fund’s Actual Portfolio holdings that formed the basis for its calculation of NAV at the end of the prior Business Day (the Portfolio Overlap), is available by visiting the fund’s website www.schwabassetmanagement.com.
Because environmental, social and governance (ESG) strategies exclude some securities, ESG-focused products may not be able to take advantage of the same opportunities or market trends as products that do not use such strategies. Additionally, the criteria used to select companies for investment may result in investing in securities, industries or sectors that underperform the market as a whole.

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MFR121806-00
00289732

Item 2:	Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kimberly S. Patmore, Michael J. Beer and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Ms. Patmore, Mr. Beer and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of thirty operational series. Thirteen series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of the last day of February, two series have a fiscal year end of March 31, and eight series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-eight operational series during 2023/2024 and the twenty-seven operational series during 2022/2023, based on their respective 2023/2024 and 2022/2023 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees[1]		(b) Audit-Related Fees		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023
$558,674	$494,150	$0	$0	$98,550	$86,800	$0	$0

[1]	The nature of the services includes audit of the registrant’s annual financial statements and normally provided services in connection with regulatory filings for those fiscal years.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2023/2024: $3,399,066	2022/2023: $	5,163,701

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5:	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit, compliance and valuation committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Registrant’s audit, compliance and valuation committee members are Kimberly S. Patmore, Michael J. Beer and J. Derek Penn.

Item 6:	Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Omar Aguilar and Registrant’s Chief Financial Officer, Dana Smith, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust – Schwab U.S. Equity ETFs, Schwab International Equity ETFs and Schwab High Yield Bond ETF

By:	/s/ Omar Aguilar
Omar Aguilar Chief Executive Officer

Date:	October 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Omar Aguilar
Omar Aguilar Chief Executive Officer

Date:	October 17, 2023

By:	/s/ Dana Smith
Dana Smith Chief Financial Officer

Date:	October 17, 2023